UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Under Rule 14a-12

SERVICES ACQUISITION CORP. INTERNATIONAL

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common Stock and Preferred Stock of Jamba Juice Company

(2)	Aggregate number of securities to which transaction applies:

Acquisition of all of the outstanding securities of Jamba Juice Company

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$265,000,000 cash is being paid for outstanding capital stock of Jamba Juice Company

(4)	Proposed maximum aggregate value of transaction:

$265,000,000

(5)	Total fee paid:

$53,000

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SERVICES ACQUISITION CORP. INTERNATIONAL
401 East Olas Boulevard, Suite 1140
Fort Lauderdale, Florida 33301

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS OF
SERVICES ACQUISITION CORP. INTERNATIONAL

To the Stockholders of Services Acquisition Corp. International (‘‘SACI’’):

You are cordially invited to attend a special meeting of the stockholders of Services Acquisition Corp. International, or SACI, relating to the proposed merger between Jamba Juice Company and SACI, which will be held at 10:00 a.m., Eastern Time, on November 28, 2006, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, 25th Floor, New York, New York 10017 (the ‘‘Special Meeting’’).

At this important meeting, you will be asked to consider and vote upon the following proposals:

•	the merger proposal — to approve the merger with Jamba Juice Company, a California corporation, pursuant to the Agreement and Plan of Merger, dated as of March 10, 2006 (as amended), by and among SACI, JJC Acquisition Company, SACI’s wholly-owned subsidiary, and Jamba Juice Company, and the transactions contemplated thereby, whereby SACI will acquire all of the outstanding securities of Jamba Juice Company and Jamba Juice Company will become a wholly-owned subsidiary of SACI (‘‘Proposal 1’’);

•	the financing proposal — to approve the issuance of 30,879,999 shares of common stock at $7.50 per share in a private placement financing for the purpose of raising gross proceeds of approximately $231,600,000, and net proceeds of approximately $224,850,000 after the payment of financing fees, substantially all of which will be used as a portion of the consideration required to merge with Jamba Juice Company, as well as for working capital and expansion capital (‘‘Proposal 2’’);

•	the stock option plan proposal — to approve the adoption of the SACI 2006 Employee, Director and Consultant Stock Plan (the ‘‘Plan’’) pursuant to which SACI will reserve up to 5,000,000 shares of common stock for issuance pursuant to the Plan (‘‘Proposal 3’’);

•	the amendment to the certificate of incorporation proposal — to approve an amendment to SACI’s amended and restated certificate of incorporation, or certificate of incorporation, to (i) increase the number of authorized shares of common stock from 70,000,000 shares to 150,000,000 shares, which, when taking into account the number of preferred shares currently authorized, will result in an increase of the total number of authorized shares of capital stock from 71,000,000 to 151,000,000 and (ii) change SACI’s name from ‘‘Services Acquisition Corp. International’’ to ‘‘Jamba, Inc.’’ (‘‘Proposal 4’’); and

•	to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The board of directors of SACI has fixed the close of business on October 24, 2006, as the record date (the ‘‘Record Date’’) for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournment thereof. A list of stockholders entitled to vote as of the Record Date at the Special Meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten calendar days before the Special Meeting at SACI’s offices at 401 East Olas Boulevard, Suite 1140, Fort Lauderdale, Florida 33301, and at the time and place of the meeting during the duration of the meeting.

For purposes of Proposal 1, the affirmative vote of a majority of the shares outstanding as of the Record Date of SACI’s common stock that were issued in SACI’s initial public offering that are present in person or by proxy at the meeting is required to approve the merger proposal, and, less than 20% of the shares of SACI’s common stock issued in SACI’s initial public offering vote against the merger proposal and elect a cash conversion of their shares. For purposes of Proposal 2, the affirmative vote of a majority of the shares of SACI’s common stock issued and outstanding as of the

Record Date that are present in person or by proxy at the meeting is required to approve the financing proposal. For purposes of Proposal 3, the affirmative vote of a majority of the shares of SACI’s common stock issued and outstanding as of the Record Date that are present in person or by proxy at the meeting is required to approve the stock option proposal. For purposes of Proposal 4, the affirmative vote of a majority of the shares of SACI’s common stock issued and outstanding as of the Record Date is required to approve the amendment to SACI’s amended and restated certificate of incorporation. Each of Proposals 1, 2 and 4 are conditioned upon the approval of the other and, in the event one of those proposals does not receive the necessary vote to approve that proposal, then SACI will not complete any of the transactions identified in any of the proposals. If Proposal 3 is not approved but Proposals 1, 2 and 4 are approved, we will still consummate the merger. In the event that none of the transactions are undertaken, it is likely that SACI will have insufficient time and resources to look for another suitable acquisition target and will most likely have to liquidate the trust.

In addition, each SACI stockholder who holds shares of common stock issued in SACI’s initial public offering or purchased following such offering in the open market has the right to vote against the merger proposal and, at the same time, demand that SACI convert such stockholder’s shares into cash equal to a pro rata portion of the proceeds in the trust account, including interest, in which a substantial portion of the net proceeds of SACI’s initial public offering is deposited, which as of September 30, 2006 is equal to $7.61 per share. If the merger is not completed, then your shares will not be converted to cash at this time, even if you so elected. However, if the holders of 3,450,000 or more shares of common stock issued in SACI’s initial public offering, an amount equal to 20% or more of the total number of shares issued in the initial public offering, vote against the merger and demand conversion of their shares into a pro rata portion of the trust account, then SACI will not be able to consummate the merger. SACI’s initial stockholders, including all of its directors and officers and their affiliates, who purchased or received shares of common stock prior to SACI’s initial public offering, presently own an aggregate of approximately 17.8% of the outstanding shares of SACI common stock, and all of these stockholders have agreed to vote the shares acquired prior to the public offering in accordance with the vote of the majority in interest of all other SACI stockholders on the merger proposal.

SACI’s shares of common stock, warrants and units are listed on the American Stock Exchange under the symbols SVI, SVI.WS and SVI.U, respectively. If the merger, the financing and the amendment to the certificate of incorporation proposals are approved, the operations and assets of Jamba Juice Company will become those of SACI, and SACI’s name will be changed to ‘‘Jamba, Inc.’’ upon consummation of the merger.

After careful consideration of the terms and conditions of the proposed merger with Jamba Juice Company, the financing, the adoption of a stock option plan, and the amendment to the certificate of incorporation, the board of directors of SACI has determined that such proposals and the transactions contemplated thereby are fair to and in the best interests of SACI and its stockholders. In connection with the merger proposal, the board of directors of SACI has received an opinion from North Point Advisors, or North Point, dated after the date that the merger agreement was signed, to the effect that as of the date of its opinion, and based on conditions that existed as of that date, upon and subject to the considerations described in its opinion and based upon such other matters as North Point considered relevant, the per share merger consideration to be paid by SACI in the merger pursuant to the merger agreement is fair to SACI from a financial point of view. The board of directors of SACI unanimously recommends that you vote or give instruction to vote (i) ‘‘FOR’’ the proposal to acquire Jamba Juice Company pursuant to the Agreement and Plan of Merger by and among SACI, Merger Sub and Jamba Juice Company; (ii) ‘‘FOR’’ the proposal to approve the private placement financing which will result in the issuance of 30,879,999 shares of common stock at $7.50 per share to raise gross proceeds of approximately $231,600,000, and net proceeds of approximately $224,850,000 after the payment of financing fees, substantially all of which will be used for the payment of the merger consideration of Jamba Juice Company, as well as for working capital and expansion capital; (iii) ‘‘FOR’’ the proposal to adopt the Plan; and (iv) ‘‘FOR’’ the proposal to approve an amendment to the certificate of incorporation to increase the authorized shares of common stock and to change SACI’s corporate name, all as described in Proposals 1, 2, 3 and 4, respectively.

Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the merger, financing, adoption of the Plan and amendment to the certificate of incorporation. Whether or not you plan to attend the special meeting, we urge you to read this material carefully. I look forward to seeing you at the meeting.

Sincerely,

Steven R. Berrard
Chairman of the Board,
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT. WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING OR NOT, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, SINCE IT IS NOT AN AFFIRMATIVE VOTE IN FAVOR OF A RESPECTIVE PROPOSAL, IT (I) WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER PROPOSAL BUT WILL NOT HAVE THE EFFECT OF CONVERTING YOUR SHARES INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE NET PROCEEDS OF SACI’S INITIAL PUBLIC OFFERING ARE HELD, UNLESS AN AFFIRMATIVE ELECTION VOTING AGAINST THE MERGER PROPOSAL IS MADE AND AN AFFIRMATIVE ELECTION TO CONVERT SUCH SHARES OF COMMON STOCK IS MADE ON THE PROXY CARD, (II) WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE FINANCING PROPOSAL, (III) WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE STOCK OPTION PLAN PROPOSAL, AND (IV) WILL BE TREATED AS A VOTE AGAINST THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION PROPOSAL.

SEE THE SECTION TITLED ‘‘RISK FACTORS’’ BEGINNING ON PAGE 20 FOR A DISCUSSION OF VARIOUS FACTORS THAT YOU SHOULD CONSIDER IN CONNECTION WITH THE MERGER WITH JAMBA JUICE COMPANY AND THE PROPOSED FINANCING SINCE, UPON THE MERGER WITH JAMBA JUICE COMPANY, THE OPERATIONS AND ASSETS OF SACI WILL LARGELY BE THOSE OF JAMBA JUICE COMPANY.

This proxy statement incorporates important business and financial information about Services Acquisition Corp. International and Jamba Juice Company that is not included in or delivered with this document. This information is available without charge to security holders upon written or oral request. The request should be sent to: Thomas Aucamp, 401 East Olas Boulevard, Suite 1140, Fort Lauderdale, Florida 33301, (954) 713-1190.

To obtain timely delivery of requested materials, security holders must request the information no later than five days before the date they submit their proxies or attend the special meeting. The latest date to request the information to be received timely is November 20, 2006.

We are soliciting the proxy represented by the enclosed proxy on behalf of the board of directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, our officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We have requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of our stock. We have engaged Morrow & Co., or Morrow, to solicit proxies for this special meeting. We are paying Morrow approximately $7,000 for solicitation services, which amount includes a $5,000 fixed solicitation fee and a per call fee estimated in the aggregate to be equal to $2,000.

This proxy statement is dated November 8, 2006 and is first being mailed to SACI stockholders on or about November 8, 2006.

SERVICES ACQUISITION CORP. INTERNATIONAL
401 East Olas Boulevard, Suite 1140
Fort Lauderdale, Florida 33301

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON November 28, 2006

TO THE STOCKHOLDERS OF SERVICES ACQUISITION CORP. INTERNATIONAL:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders, including any adjournments or postponements thereof, of Services Acquisition Corp. International, a Delaware corporation, will be held at 10:00 a.m. Eastern Time, on November 28, 2006, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, 25th floor, New York, New York 10017, for the following purposes:

•	the merger proposal — to approve the merger with Jamba Juice Company, a California corporation, pursuant to the Agreement and Plan of Merger, dated as of March 10, 2006 (as amended), by and among SACI, JJC Acquisition Company, SACI’s wholly-owned subsidiary, and Jamba Juice Company, and the transactions contemplated thereby, whereby SACI will acquire all of the outstanding securities of Jamba Juice Company and Jamba Juice Company will become a wholly-owned subsidiary of SACI (‘‘Proposal 1’’);

•	the financing proposal — to approve the issuance of 30,879,999 shares of common stock at $7.50 per share in a private placement financing for the purpose of raising gross proceeds of approximately $231,600,000, and net proceeds of approximately $224,850,000 after the payment of financing fees, substantially all of which will be used as a portion of the consideration required to acquire Jamba Juice Company, as well as for working capital and expansion capital (‘‘Proposal 2’’);

•	the stock option plan proposal — to approve the adoption of the 2006 Employee, Director and Consultant Stock Plan (the ‘‘Plan’’) pursuant to which SACI will reserve up to 5,000,000 shares of common stock for issuance pursuant to the Plan (‘‘Proposal 3’’);

•	the amendment to the certificate of incorporation proposal — to approve an amendment to SACI’s amended and restated certificate of incorporation, or certificate of incorporation, to (i) increase the number of authorized shares of common stock from 70,000,000 shares to 150,000,000 shares, which, when taking into account the number of preferred shares currently authorized, will result in an increase of the total number of authorized shares of capital stock from 71,000,000 to 151,000,000 and (ii) change SACI’s name from ‘‘Services Acquisition Corp. International’’ to ‘‘Jamba, Inc.’’ (‘‘Proposal 4’’); and

•	to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

The board of directors of SACI has fixed the close of business on October 24, 2006 as the date for which SACI stockholders are entitled to receive notice of, and to vote at, the SACI special meeting and any adjournments or postponements thereof. Only the holders of record of SACI common stock on that date are entitled to have their votes counted at the SACI special meeting and any adjournments or postponements thereof.

SACI will not transact any other business at the special meeting, except for business properly brought before the special meeting, or any adjournment or postponement thereof, by SACI’s board of directors.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record of SACI common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares.

The board of directors of SACI unanimously recommends that you vote ‘‘FOR’’ Proposal 1, the merger proposal, ‘‘FOR’’ Proposal 2, the financing proposal, ‘‘FOR’’ Proposal 3, the stock option plan proposal and ‘‘FOR’’ Proposal 4, the amendment to the certificate of incorporation proposal.

By Order of the Board of Directors,

Steven R. Berrard
Chairman of the Board,
President and Chief Executive Officer
November 8, 2006

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS OF
SERVICES ACQUISITION CORP. INTERNATIONAL

The board of directors of Services Acquisition Corp. International (‘‘SACI’’) has unanimously approved the merger with Jamba Juice Company pursuant to an Agreement and Plan of Merger whereby SACI will acquire all of the outstanding securities held by the shareholders of Jamba Juice Company. In connection with the merger, the board of directors also approved the issuance of up to 30,879,999 shares of SACI common stock at $7.50 per share for aggregate gross proceeds of approximately $231,600,000, and net proceeds of approximately $224,850,000 after the payment of financing fees, substantially all of which will be used to partially finance the merger with Jamba Juice Company. Since the funds from the anticipated private placement financing are necessary to merge with Jamba Juice Company, and the amendment to increase the authorized shares of common stock is necessary to provide for a sufficient number of shares in order to complete the financing and properly reserve shares underlying any options and warrants assumed in connection with the merger. If any of the merger proposal, the financing proposal or the amendment to the certificate of incorporation proposal is not approved, then none of the acquisition, the financing, or the amendment to the certificate of incorporation will be consummated. In such an event, it is likely that SACI will have insufficient time and resources to pursue an alternative acquisition target and in such an event SACI will most likely be forced to liquidate the trust.

If the merger is completed and you vote your shares for the merger proposal, you will continue to hold the SACI securities that you currently own. If the merger is completed but you have voted your shares against the merger proposal and have elected a cash conversion instead, your SACI shares will be cancelled and you will receive cash equal to a pro rata portion of the trust account, which, as of September 30, 2006, was equal to approximately $7.61 per share. Because SACI is acquiring all of the outstanding securities of Jamba Juice Company, the shareholders (and certain optionholders and warrantholders) of Jamba Juice Company will receive cash in exchange for their shares (or applicable options or warrants) of capital stock of Jamba Juice Company.

SACI’s common stock, warrants and units are currently listed on the American Stock Exchange under the symbols SVI, SVI.WS and SVI.U, respectively. Upon consummation of the merger, the operations and assets of Jamba Juice Company will become SACI’s wholly-owned subsidiary, and SACI’s name will be changed to ‘‘Jamba, Inc.’’ SACI’s common stock, warrants and units will continue to be traded on the American Stock Exchange although we anticipate seeking to change our trading symbols.

We believe that, generally, for U.S. federal income tax purposes, the merger with Jamba Juice Company and the related financing will have no direct tax effect on stockholders of SACI. However, if you vote against the merger proposal and elect a cash conversion of your shares of SACI common stock into your pro-rata portion of the trust account and as a result receive cash in exchange for your SACI shares, there may be certain tax consequences, such as realizing a loss on your investment in SACI’s shares. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISORS REGARDING YOUR PARTICULAR TAX CONSEQUENCES.

This proxy statement provides you with detailed information about the merger, related financing, the proposed stock option plan, the amendment to the certificate of incorporation, and the special meeting of stockholders. We encourage you to carefully read this entire document and the documents incorporated by reference, including the Agreement and Plan of Merger (as amended), the form of Securities Purchase Agreement (as amended), the form of Registration Rights Agreement, the Plan and the fairness opinion of North Point attached hereto as Annexes A, B, C, D and E, respectively. YOU SHOULD ALSO CAREFULLY CONSIDER THE RISK FACTORS BEGINNING ON PAGE 20.

The merger with Jamba Juice Company cannot be completed unless at least a majority of the shares of SACI’s common stock issued in SACI’s initial public offering, present in person or by proxy and entitled to vote at the special meeting as of October 24, 2006, approve the merger, and, less than 20% of the shares of SACI’s common stock issued in SACI’s initial public offering vote against the merger proposal and elect a cash conversion of their shares. In addition the merger with Jamba Juice Company will not be completed unless the financing and the amendment to the certificate of incorporation proposals are also approved.

Your board of directors unanimously approved and declared advisable the merger, financing, adoption of the stock option plan and amendment to the certificate of incorporation and unanimously recommends that you vote or instruct your vote to be cast  ‘‘FOR’’ Proposal 1, the merger proposal, ‘‘FOR’’ Proposal 2, the financing proposal, ‘‘FOR’’ Proposal 3, the stock option plan proposal and ‘‘FOR’’ Proposal 4, the amendment to the certificate of incorporation proposal.

This proxy statement may incorporate important business and financial information about Services Acquisition Corp. International and Jamba Juice Company that is not included in or delivered with this document. This information is available without charge to security holders upon written or oral request. The request should be sent to:

Thomas Aucamp
Services Acquisition Corp. International
401 East Olas Boulevard, Suite 1140
Fort Lauderdale, Florida 33301
(954) 713-1190

To obtain timely delivery of requested materials, security holders must request the information no later than five days before the date they submit their proxies or attend the special meeting. The latest date to request the information to be received timely is November 20, 2006.

We are soliciting the enclosed proxy card on behalf of the board of directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, our officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We have requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of our stock. We are paying Morrow approximately $7,000 for solicitation services which amount includes a $5,000 fixed solicitation fee and a per call fee estimated in the aggregate to be equal to $2,000.

THIS PROXY STATEMENT IS DATED NOVEMBER 8, 2006, AND IS FIRST BEING MAILED TO SACI STOCKHOLDERS ON OR ABOUT NOVEMBER 8, 2006.

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QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

What is being voted on?

There are four proposals on which you are being asked to vote. The first proposal is to approve the merger with Jamba Juice Company pursuant to an Agreement and Plan of Merger whereby JJC Acquisition Company, a newly-formed subsidiary of SACI, will be merged with and into Jamba Juice Company. As consideration for such merger and as further described herein, the shareholders of Jamba Juice Company will receive an aggregate of $265,000,000 (less $16,000,000 for certain existing indebtedness and $3,425,000 for a portion of Jamba Juice Company’s transaction related expenses) in exchange for all of the issued and outstanding capital stock of Jamba Juice Company and the value of all shares of Jamba Juice Company capital stock issuable upon exercise of all ‘‘in-the-money’’ vested and unvested options and warrants of  Jamba Juice Company which is estimated to be between $6.00 and $6.04 per share. We may also assume certain outstanding options and warrants. Following the merger, Jamba Juice Company will become a wholly-owned subsidiary of SACI. We refer to this proposal as the merger proposal. The second proposal is to approve, as required by the shareholder approval rules of the American Stock Exchange (AMEX) Company Guide, the issuance of 30,879,999 shares of common stock at $7.50 per share in a private placement financing for the purposes of raising gross proceeds of approximately $231,600,000, and net proceeds of approximately $224,850,000 after the payment of financing fees, substantially all of which will be used as a portion of the consideration required to acquire Jamba Juice Company and to provide working capital and expansion capital for Jamba Juice Company. The third proposal is to approve the adoption of the 2006 Employee, Director and Consultant Stock Option Plan, or the Plan, pursuant to which 5,000,000 of shares of SACI common stock will be reserved for issuance in accordance with the terms of the Plan. The fourth proposal is to approve an amendment to SACI’s certificate of incorporation increasing the authorized shares of SACI common stock from 70,000,000 to 150,000,000 and to change SACI’s name to ‘‘Jamba, Inc.’’ after the merger.  It is important for you to note that, except for the stock option plan proposal, each of the proposals is conditioned upon the approval of the others and, in the event the merger proposal, the financing proposal or the amendment to certificate of incorporation proposal does not receive the necessary vote to approve such proposal, then SACI will not consummate any of those proposals. If the stock option plan proposal is not approved, SACI will still consummate the merger if the other three proposals are approved.

Why is SACI proposing the merger, the financing, the adoption of a stock option plan and amendment to SACI’s certificate of incorporation?

SACI is a blank-check company formed specifically as a vehicle for the acquisition of or merger with a business whose net assets are at least 80% of the net assets of SACI. In the course of SACI’s search for a business combination partner, SACI was introduced to Jamba Juice Company, a company the board of directors of SACI believes has growth potential. The board of directors of SACI is attracted to Jamba Juice Company because of its store economics, brand recognition, growth prospects and management team, among other factors. As a result, SACI believes that the merger with Jamba Juice Company will provide SACI stockholders with an opportunity to merge with, and participate in, a company with significant growth potential. The financing is being undertaken in order to raise a portion of the funds necessary to finance the merger with Jamba Juice Company and, since our shares of common stock are listed on the American Stock Exchange, the rules of such exchange require shareholder approval for such issuance. The adoption of the stock option plan is being undertaken because the board of directors of SACI deems it beneficial for the combined company going forward following the merger. The amendment to the certificate of incorporation is being undertaken since as a result of the proposed financing and adoption of the stock option plan, a greater number of shares of common stock may be required to be issued than is currently authorized and upon completion of the merger, management desires the name of the business to reflect its operations.

What vote is required in order to approve the merger proposal?

The approval of the merger with Jamba Juice Company will require the affirmative vote of a majority of the shares of SACI’s common stock outstanding as of the Record Date that are present in person or by proxy at the special meeting. In addition, each SACI stockholder who holds shares of common stock issued in SACI’s initial public offering or purchased following such offering in the open market has the right to vote against the merger proposal and, at the same time, demand that SACI convert such stockholder’s shares into cash equal to a pro rata portion of the trust account in which a substantial portion of the net proceeds of SACI’s initial public offering is deposited. These shares will be converted into cash only if the merger is completed. Based on the amount of cash held in the trust account as of September 30, 2006, without taking into account any interest accrued after such date, stockholders who vote against the merger proposal and elect to convert such stockholder’s shares as described above will be entitled to convert each share of common stock that it holds into approximately $7.61 per share. However, if the holders of 3,450,000 or more shares of common stock issued in SACI’s initial public offering (an amount equal to 20% or more of the total number of shares issued in the initial public offering), vote against the merger and demand conversion of their shares into a pro rata portion of the trust account, then SACI will not be able to consummate the merger. SACI’s initial stockholders, including all of its directors and officers, who purchased or received shares of common stock prior to SACI’s initial public offering, presently, together with their affiliates, own an aggregate of approximately 17.8% of the outstanding shares of SACI common stock. All of these persons have agreed to vote all of these shares which were acquired prior to the public offering in accordance with the vote of the majority in interest of all other SACI stockholders on the merger proposal.

What vote is required in order to approve the financing proposal?

The approval of the issuance of the shares of common stock in the private placement financing, which is required by the AMEX Company Guide, will require the affirmative vote of a majority of the shares of SACI’s common stock issued and outstanding as of the Record Date that are present in person or by proxy at the special meeting. The officers and directors at SACI intend to vote all of their shares of common stock in favor of this proposal.

What vote is required in order to approve the stock option plan proposal?

The approval of the adoption of the stock option plan will require the affirmative vote of a majority of the shares of SACI’s common stock issued and outstanding as of the Record Date that are present in person or by proxy at the special meeting. The officers and directors at SACI intend to vote all of their shares of common stock in favor of this proposal.

What vote is required in order to approve the amendment to the certificate of incorporation?

The approval of the amendment to the certificate of incorporation will require the affirmative vote of a majority of the shares of SACI’s common stock issued and outstanding as of the Record Date. The officers and directors at SACI intend to vote all of their shares of common stock in favor of this proposal.

If I am not going to attend the SACI special meeting of stockholders in person, should I return my proxy card instead?

Yes. After carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card. Then return the enclosed proxy card in the return envelope provided herewith as soon as possible, so that your shares may be represented at the SACI special meeting.

What will happen if I abstain from voting or fail to vote?

An abstention, since it is not an affirmative vote in favor of a respective proposal but adds to the number of shares present in person or by proxy, (i) will have the same effect as a vote against the merger proposal but will not have the effect of converting your shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of SACI’s initial public offering are held, unless an affirmative election voting against the merger proposal is made and an affirmative election to convert such shares of common stock is made on the proxy card, (ii) will have the same effect as a vote against the financing proposal, (iii) will have the same effect as a vote against the stock option plan proposal, and (iv) will be treated as a vote against the amendment to the certificate of incorporation proposal.

A failure to vote will have no impact upon the approval of the matters referred to in (i), (ii) and (iii) above, but, as the amendment to the certificate of incorporation requires a majority of all outstanding shares of common stock, will have the effect of a vote against such amendment. Failure to vote will not have the effect of converting your shares into a pro rata portion of the trust account.

What do I do if I want to change my vote?

If you wish to change your vote, please send a later-dated, signed proxy card to Thomas Aucamp at SACI prior to the date of the special meeting or attend the special meeting and vote in person. You also may revoke your proxy by sending a notice of revocation to Thomas Aucamp at the address of SACI’s corporate headquarters, provided such revocation is received prior to the special meeting.

If my shares are held in ‘‘street name’’ by my broker, will my broker vote my shares for me?

No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provided to your broker.

Will I receive anything in the merger?

If the merger is completed and you vote your shares for the merger proposal, you will continue to hold the SACI securities that you currently own. If the merger is completed but you have voted your shares against the merger proposal and have elected a cash conversion instead, your SACI shares will be cancelled and you will receive cash equal to a pro rata portion of the trust account, which, as of September 30, 2006, was equal to approximately $7.61 per share. Because SACI is acquiring all of the outstanding securities of Jamba Juice Company, the shareholders (and certain optionholders and warrantholders) of Jamba Juice Company will receive cash in exchange for their shares (or applicable options or warrants) of capital stock of Jamba Juice Company.

How is SACI paying for the merger?

SACI will use the proceeds from its recently completed initial public offering, as well as the proceeds from the contemplated private placement financing that is being voted on as Proposal 2, the financing proposal, in order to finance the merger with Jamba Juice Company. As the funds from the financing proposal are necessary to complete the merger with Jamba Juice Company, in the event the merger proposal is not approved, the financing will not be completed, and those funds will not be available to us to finance any future acquisition that may be contemplated. If the merger is approved, the balance of the net proceeds from the private placement will be used for working capital and expansion capital.

Do I have conversion rights in connection with the merger?

If you hold shares of common stock issued in SACI’s initial public offering, then you have the right to vote against the merger proposal and demand that SACI convert your shares of common stock into a pro rata portion of the trust account in which a substantial portion of the net proceeds of SACI’s initial public offering are held. These rights to vote against the merger and demand conversion of the shares into a pro rata portion of the trust account are sometimes referred to herein as conversion rights.

If I have conversion rights, how do I exercise them?

If you wish to exercise your conversion rights, you must vote against the merger and, at the same time, demand that SACI convert your shares into cash. If, notwithstanding your vote, the merger is completed, then you will be entitled to receive a pro rata share of the trust account in which a substantial portion of the net proceeds of SACI’s initial public offering are held, including any interest earned thereon through the date of the special meeting. Based on the amount of cash held in the trust account as of September 30, 2006, without taking into account any interest accrued after such date, you will be entitled to convert each share of common stock that you hold into approximately $7.61 per share. If you exercise your conversion rights, then you will be exchanging your shares of SACI common stock for cash and will no longer own these shares of common stock. You will only be entitled to receive cash for these shares if you continue to hold these shares through the closing date of the merger and then tender your stock certificate to SACI. If you convert your shares of common stock, you will still have the right to exercise the warrants received as part of the units in accordance with the terms thereof. If the merger is not completed, then your shares will not be converted to cash at this time, even if you so elected. See page 39.

What happens to the funds deposited in the trust account after completion of the merger?

Upon completion of the merger, any funds remaining in the trust account after payment of amounts, if any, to stockholders requesting and exercising their conversion rights, will be used to fund the merger.

Who will manage SACI upon completion of the merger with Jamba Juice Company?

Upon completion of the merger, SACI will be managed by the following persons: Paul E. Clayton, Donald D. Breen and Karen Kelley, who are currently and will remain Chief Executive Officer/President, Chief Financial Officer and Vice President of Operations respectively of Jamba Juice Company. It is anticipated that the board of directors of the combined company will consist of up to ten board members. The board of directors will initially consist of Steven R. Berrard (Chairman), Paul E. Clayton, Thomas C. Byrne, Richard L. Federico, Craig J. Foley, Robert C. Kagle, Brian Swette and Ram|$$|Aaon Martin-Busutil, as well as additional members that will be appointed immediately prior to or upon consummation of the merger.

What happens if the merger is not consummated?

If the merger is not consummated, the contemplated financing will not be completed, the stock option plan will not be adopted, SACI’s certificate of incorporation will not be amended and SACI will continue to search for a service business to acquire. However, SACI will be liquidated if (i) it does not consummate a business combination by January 6, 2007 or, (ii) if a letter of intent, agreement in principle or definitive agreement is executed, but not consummated, by January 6, 2007, then by July 6, 2007. In the event the merger is not consummated, it is more likely than not that SACI will be forced to dissolve and liquidate. If a liquidation were to occur by approximately June 30, 2007, SACI estimates that approximately $3.4 million in interest would accrue on the amounts that are held in trust through such date, which would yield a trust balance of approximately $134.6 million or $7.80 per share. This amount, less any liabilities not indemnified by certain members of SACI's board and not waived by the creditors, would be distributed to the holders of the 17,250,000 shares of common stock purchased in SACI's initial public offering. SACI currently estimates that at the end of June 2007 there would be approximately $400,000 of Delaware franchise tax and state income tax claims which are not indemnified and not waived by the creditors. Thus, SACI estimates that the total amount available for distribution would be approximately $134.2 million or $7.78 per share.

Separately, SACI estimates that the dissolution process would cost approximately $100,000 and that SACI would be indemnified for such costs by the members of the SACI board of directors other than Messrs. Handley and Branden. Such directors have acknowledged and agreed that such costs are covered by their existing indemnification agreement. This amount, coupled with the approximately $250,000 of liabilities currently indemnified by certain officers and directors, would result in an aggregate of approximately $350,000 for claims or liabilities against which SACI's initial officers and directors have agreed to indemnify the trust account in the event of such dissolution. In the event that the board members indemnifying SACI are unable to satisfy their indemnification obligation or in the event that there are subsequent claims such as subsequent non-vendor claims for which such board members have no indemnification obligation, the amount ultimately distributed to shareholders may be reduced even further. However, SACI currently has no basis to believe there will be any such liabilities or to provide an estimate of any such liabilities. The only cost of dissolution that SACI is aware of that would not be indemnified against by the members of SACI's board of directors, other than Messrs. Handley and Branden, is the cost of any associated litigation. See page 32 (risk factors) for a further discussion with respect to amounts payable from the trust account.

When do you expect the proposals to be completed?

It is currently anticipated that the transactions and actions contemplated discussed in the  proposals will be completed simultaneously as promptly as practicable following the SACI special meeting of stockholders to be held on November 28, 2006.

Who can help answer my questions?

If you have questions about any of the proposals, you may write or call Services Acquisition Corp. International at 401 East Olas Blvd., Suite 1140, Ft. Lauderdale, Florida 33301, (954) 713-1190, Attention: Thomas Aucamp.

SUMMARY

This summary is being provided with respect to each of the proposals, although the merger is the primary reason for the calling of the special stockholders meeting and (other than the stock option plan proposal) the other proposals are dependent upon approval of the merger proposal. All of the proposals are described in detail elsewhere in this proxy statement and this summary discusses the material items of each of the proposals. You should carefully read this entire proxy statement and the other documents to which this proxy statement refers you. See, ‘‘Where You Can Find More Information.’’

Merger Proposal — Merger with Jamba Juice Company

Jamba Juice Company

Jamba Juice Company is a retailer of premium quality blended-to-order fruit smoothies, squeezed-to-order juices, blended beverages, and healthy snacks. Founded in 1990, Jamba Juice Company has become a growing ‘‘next generation’’ lifestyle brand, positioned at the convergence of consumer demands for healthy living, convenience, and high-quality products. Jamba Juice Company’s commitment to selling functional, yet great tasting, products has created a loyal and growing customer base for the brand. Furthermore, Jamba Juice Company has a veteran management team focused on creating opportunities for continued growth.

The principal executive office of Services Acquisition Corp. International is located at 401 East Olas Blvd., Suite 1140, Ft. Lauderdale, Florida 33301, (954) 713-1190. The principal executive office of Jamba Juice Company is located at 1700 17th  Street, San Francisco, CA  94103, (415) 865-1100, which will be the combined company’s headquarters after the merger.

The Merger

The Agreement and Plan of Merger provides for the acquisition by SACI of all of the outstanding securities of Jamba Juice Company through the merger of JJC Acquisition Company, a wholly-owned subsidiary of SACI, or Merger Sub, with and into Jamba Juice Company and the assumption of certain options and warrants. The Agreement and Plan of Merger was executed on March 10, 2006 and it was subsequently amended on each of August 2, 2006, August 29, 2006 and November 6, 2006, to, among other things, extend the termination date thereunder to December 8, 2006. Following completion of the merger, Jamba Juice Company will be our wholly-owned subsidiary, and the business and assets of Jamba Juice Company will be our only operations. At the closing, and subject to certain reductions as hereafter described, the Jamba Juice Company shareholders will be paid an aggregate of $265,000,000 in cash for all of the outstanding securities of Jamba Juice Company, including the value of all shares of Jamba Juice Company capital stock issuable upon exercise of all ‘‘in-the-money’’ vested and unvested options and warrants of Jamba Juice Company, subject to the optionholders and warrantholders, in certain instances, having the right to exchange their respective options and warrants into options and warrants of SACI, as further described herein. Assuming the merger closed on August 1, 2006 and a sale price of $6.00 – $6.04 per share, if option holders exchanged 20% of their vested options for SACI options and warrant holders exchange all of their warrants for SACI warrants, the value of the ‘‘in-the-money’’ options and warrants as of March 9, 2006 is approximately $10,400,000 ($5.9 million for options and $4.5 million for warrants). The amount to be paid to the Jamba Juice Company shareholders will be reduced by (i) $16,000,000 for Jamba Juice Company’s indebtedness, including its line of credit and (ii) $3,425,000 for a portion of third-party fees and expenses incurred by Jamba Juice Company in connection with the merger, including, without limitation, legal, accounting, financial advisory, consulting and other fees and expenses of third parties incurred by Jamba Juice Company in connection with the negotiation and completion of the Agreement and Plan of Merger and the transactions contemplated thereby. The per share amount to be paid to the Jamba Juice Company shareholders is estimated to be between $6.00 and $6.04 per share. In addition, of the amount paid to the Jamba Juice Company shareholders, $19,875,000 will be placed in an escrow account until July 31, 2007 as the sole and exclusive remedy to satisfy potential indemnification claims against Jamba Juice Company under the Agreement and Plan of Merger.

The merger will be financed through a combination of the approximately $131,238,861 raised in SACI’s initial public offering and currently held in the trust fund, with the balance to be funded by the issuance in a private placement financing of 30,879,999 shares of common stock at a price per share of $7.50, resulting in gross proceeds of approximately $231,600,000, and net proceeds of approximately $224,850,000 after the payment of certain fees. The balance of the net proceeds will be used for working capital and expansion capital.

At the effective time of the merger, Jamba Juice Company’s obligations with respect to each outstanding unvested option (and unexercised vested option) and unexercised warrant (if amended in a manner reasonably acceptable to SACI) will be assumed by SACI, and SACI shall thereafter be obligated to issue SACI common stock upon exercise thereof. Each such Jamba Juice Company warrant shall be exercisable on the terms, and into the number of shares of SACI common stock, as set forth in the warrant, as so amended. Each such Jamba Juice Company option so assumed by SACI shall be subject to the same terms and conditions set forth in the respective Jamba Juice Company stock option plan, pursuant to which such option was issued, as in effect immediately prior to the merger, and (i) such Jamba Juice Company option will be exercisable for that number of shares of SACI common stock equal to the product of the number of shares of Jamba Juice Company common stock that were issued pursuant to the exercise of such Jamba Juice Company option immediately prior to the merger multiplied by the Exchange Ratio (as defined below) rounded down to the nearest whole number of shares of SACI common stock, and (ii) the per share exercise price for the shares of SACI common stock issuable upon exercise of such assumed Jamba Juice Company option will be equal to the quotient determined by dividing the exercise price per share of Jamba Juice Company common stock at which such Jamba Juice Company option was exercisable immediately prior to the merger by the Exchange Ratio, and rounding the resulting exercise price up to the nearest whole cent. For purposes of the merger agreement, the ‘‘Exchange Ratio’’ shall be determined such that (a) the aggregate intrinsic value of the new SACI options is not greater than the aggregate intrinsic value of the Jamba Juice Company options immediately prior to the assumption and (b) the ratio of the exercise price per option to market value per share at the time of the exchange is unchanged. The parties have agreed that SACI will permit holders of vested Jamba Juice Company options to elect, on an individual basis, to either exercise such Jamba Juice Company options and participate in the merger or have those Jamba Juice Company options (up to one million options) assumed, on the same basis as the unvested Jamba Juice Company options, by SACI, unless there are, in the sole judgment and discretion of SACI, significant tax, accounting or securities laws issues (including any requirement of registering such securities on a form other than Form S-8) with treating vested options identically to unvested options. The parties have determined that all unvested Jamba Juice Company options will become options to acquire shares of SACI common stock on economically equivalent terms. Jamba Juice Company warrant holders will be given the option to exchange their warrants in Jamba Juice Company for economically equivalent warrants in SACI. The value of all ‘‘in-the-money’’ options and warrants assumed by SACI will reduce the $265,000,000 cash payment to the Jamba Juice Company shareholders. Assuming the merger closed on December 8, 2006, and a sale price of $6.00-$6.04 per share, if option holders exchanged 20% of their vested options for SACI options and warrant holders exchanged all of their warrants for SACI warrants, the value of the ‘‘in-the-money’’ options and warrants as of March 9, 2006 is $10,000,000 ($5.5 million for options and $4.5 million for warrants).

SACI, Merger Sub and Jamba Juice Company plan to complete the merger as promptly as practicable after the SACI special meeting, provided that:

•	SACI’s stockholders have approved the Agreement and Plan of Merger, the related private placement financing, and the amendment to SACI’s certificate of incorporation;

•	holders of less than 20% of the shares of common stock issued in SACI’s initial public offering vote against the merger proposal and demand conversion of their shares into cash; and

•	the other conditions specified in the Agreement and Plan of Merger have been satisfied or waived.

If SACI stockholder approval has not been obtained at that time, or any other conditions have not been satisfied or waived, the merger will be completed promptly after the stockholder approval is obtained or the remaining conditions are satisfied or waived.

The Agreement and Plan of Merger (and the amendments dated August 29, 2006 and November 6, 2006) are included as ‘‘Annex A’’ to this proxy statement. We encourage you to read the Agreement and Plan if Merger in its entirety. See, ‘‘Agreement and Plan of Merger.’’

Approval of Jamba Juice Company’s Shareholders

As indicated in the Agreement and Plan of Merger, the approval of the shareholders of Jamba Juice Company is required to consummate the merger. On March 14, 2006, Jamba Juice Company sent a letter to its shareholders discussing the merger and seeking the shareholders’ approval and consent for such merger. By March 20, 2006, Jamba Juice Company had received written consents approving the merger from a sufficient number of its shareholders, pursuant to its articles of incorporation and the corporate law of the State of California. On March 22, 2006, Jamba Juice Company sent a notice and information statement to all of its shareholders announcing the approval of the merger. No further approval of Jamba Juice Company’s shareholders is required.

Conversion Rights

Pursuant to SACI’s amended and restated certificate of incorporation, a holder of shares of SACI’s common stock issued in the initial public offering may, if the stockholder votes against the merger, demand that SACI convert such shares into cash. This demand must be made on the proxy card at the same time that the stockholder votes against the merger proposal. If properly demanded, SACI will convert each share of common stock as to which such demand has been made into a pro rata portion of the trust account in which a substantial portion of the net proceeds of SACI’s initial public offering are held, plus all interest earned thereon. If you exercise your conversion rights, then you will be exchanging your shares of SACI common stock for cash and will no longer own these shares. Based on the amount of cash held in the trust account as of September 30, 2006, without taking into account any interest accrued after such date, you will be entitled to convert each share of common stock that you hold into approximately $7.61 per share. You will only be entitled to receive cash for these shares if you continue to hold these shares through the closing date of the merger and then tender your stock certificate to SACI. If the merger is not completed, then these shares will not be converted into cash. If you convert your shares of common stock, you will still have the right to exercise the warrants received as part of the units in accordance with the terms thereof. If the merger is not completed, then your shares will not be converted to cash at this time, even if you so elected

The merger will not be completed if the holders of 3,450,000 or more shares of common stock issued in SACI’s initial public offering, an amount equal to 20% or more of such shares, vote against the acquisition proposal and exercise their conversion rights.

Appraisal or Dissenters Rights

No appraisal rights are available under the Delaware General Corporation Law for the stockholders of SACI in connection with the proposals.

Financing Proposal

The merger with Jamba Juice Company is being financed in part by the proceeds raised by SACI in connection with a private placement financing that is expected to result in gross proceeds to SACI of approximately $231,600,000, and net proceeds of $224,850,000 after deducting fees of $6,750,000 payable to Broadband Capital Management, LLC. SACI’s legal fees and expenses for the private placement financing, as well as the costs and expenses for the filing of a resale registration statement are incorporated within the total fees and expenses that SACI will pay for the merger. See discussion on page 109 for detail on estimated transaction expenses. The private placement financing is being undertaken pursuant to identical Securities Purchase Agreements (as amended), dated March 10, 2006 and March 15, 2006, respectively between SACI and the investors identified therein, each of which is unaffiliated unless otherwise indicated, and such investors are receiving registration rights in connection with the shares of common stock they are receiving. Until such time as a resale registration statement is filed and declared effective by the Securities and Exchange Commission, the shares of common stock to be issued in the private placement financing will be restricted and not eligible for sale by the holders of such stock.

There were a total of 48 investors in the private placement. The following identifies such investors who have committed over $5,000,000 to the private placement financing, as well as any investor in the private placement financing that is related to, affiliated with or has an ownership interest in either SACI or Jamba Juice Company:

•	Tudor Investment Corporation(a)(j)

•	Blue Ridge Capital(b)(j)

•	Prentice Capital Management (PCM I, LLC)(c)

•	Och Ziff Capital Management (d)

•	Soros Fund Management (e)

•	Benchmark Capital(f)

•	Omega Advisors(g)

•	Magnetar Capital(h)(j)

•	Robert C. Kagle(f)

•	Ronald Chez(k)

•	Corsair(i)(j)

•	Joseph Vergara(k)

•	Jeffrey and Linda Olds(k)

•	Craig J. Foley(k)(l)

•	Amberbrook IV LLC(k)(m)

•	Kevin Peters(k)

•	Trevor H. Sanders(k)(n)

•	Creative Juices, Inc.(k)(n)

One of the investors in the private placement financing, investing $400,000, is Berrard Holding Limited Partnership, of which Steven R. Berrard, a current director and the Chief Executive Officer of SACI is the President. In addition, a family member of I. Steven Edelson, SACI’s Vice Chairman and Vice President, has committed to investing $50,000 in the private placement financing.

Robert C. Kagle, a director of Jamba Juice Company since 1994, is a founding general partner of Benchmark Capital, LLC. Benchmark Capital is an investor in Jamba Juice Company.

Jamba Juice Company shareholders participating in the private placement financing have committed to purchase 4,352,333 shares, which shares will represent approximately 8.4% of the issued and outstanding shares of SACI after completion of the merger. None of the Jamba Juice Company shareholders participating in the private placement financing was a stockholder of SACI prior to the signing of the Agreement and Plan of Merger.

Investors in the private placement financing who were stockholders of SACI prior to the signing of the Agreement and Plan of Merger, and to SACI's knowledge, without inquiry, continue to be, have committed to purchase 14,453,333 shares in the private placement financing. The 14,453,333 shares to be purchased in the private placement financing will represent approximately 27.8% of the issued and outstanding shares of SACI after completion of the merger, while the aggregate shares of SACI such stockholders will hold after the closing will represent approximately 32.8% of the issued and outstanding shares of SACI after completion of the merger.

(a)	Includes the Tudor Related Entities identified in footnote 2 on page 85, which may be deemed to be controlled by Paul Tudor Jones.

(b)	Includes the Blue Ridge entities identified in footnote 3 on page 85, which may be deemed to be controlled by John Griffin.

(c)	May be deemed to be controlled by Michael Zimmerman.

(d)	Includes the Och Ziff Related Entities identified in footnote 5 on page 85, which may be deemed to be controlled by Daniel Och.

(e)	Includes Soros Strategic Partners, L.P., which be may deemed to be controlled by George Soros.

(f)	Includes the Benchmark entities identified in footnote 6 on page 85, which may be deemed to be controlled by Robert Kagle.

(g)	May be deemed to be controlled by Leon G. Cooperman.

(h)	May be deemed to be controlled by Alec Litowitz.

(i)	May be deemed controlled by Jay Petschek and Steven Major.

(j)	Shareholder of SACI.

(k)	Shareholder of Jamba Juice Company, which may be deemed to be controlled by Mark E. Keenan and his sister Mary Schoch.

(l)	Board member of Jamba Juice Company

(m)	May be deemed to be controlled by Jerry Newman.

(n)	A franchisee of Jamba Juice Company.

As of November 7, 2006 there are 21,000,000 shares of SACI common stock issued and outstanding. As a result of the issuance of shares of SACI common stock in the private placement financing, there are expected to be 51,879,999 shares, of SACI common stock issued and outstanding. As a result of the dilutive effect of the issuance, for purposes of illustration, a stockholder who owned approximately 5.0% of SACI’s outstanding shares of common stock on March 10, 2006, would own approximately 2.02% of the outstanding shares of SACI’s common stock immediately following the closing of the private placement financing (excluding dilution which may occur as a result of the assumption of Jamba Juice Company options and warrants as described in this proxy statement).

The SACI board of directors has determined that the private placement financing is fair to the current SACI stockholders because at the time of the marketing of the private placement financing and the initial sale pursuant to the March 10, 2006 Securities Purchase Agreement, the price being paid by investors was above the then current market price (which was $7.48 at March 10, 2006), investors are not receiving warrants (as is sometimes, typical in a private placement transaction) and the shares being acquired are not immediately liquid. In addition, without the private placement financing there would be no acquisition and at the time of the private placement financing the investors were paying a premium to market with no guarantee of market reaction. SACI's board of directors negotiated terms of the private placement financing to protect existing stockholders' investments by not having any type of condition that would allow the private placement investors to walk away from the private placement financing had the market reacted negatively. In determining the price, the board of directors of SACI also considered the fact that there would be no transaction unless the private placement financing was raised, the duration of the commitment to be made by the investors both in terms of time until investment and time until registration, liquidity, the traditional discounts from current market price associated with private placements for public companies and that the private placement financing was based on arms-length negotiation with the prospective investors.

The terms and conditions of the private placement financing which, if approved along with the approval of the merger, will be completed pursuant to the provisions of Securities Purchase Agreements (as amended) and Registration Rights Agreements, a form of each of which is attached hereto as ‘‘Annex B’’ and ‘‘Annex C’’, respectively, is expected to be completed as promptly as practicable following the special meeting. For more information, see Section ‘‘Proposal 2 — The Financing Proposal.’’

Stock Ownership

Of the 21,000,000 outstanding shares of SACI common stock, SACI’s initial stockholders, including all of its officers and directors and their affiliates, who purchased shares of common stock prior to SACI’s initial public offering and who own an aggregate of approximately 17.8% of the outstanding shares of SACI common stock, have agreed to vote such shares acquired prior to the public offering in accordance with the vote of the majority in interest of all other SACI stockholders on the acquisition proposal.

Based solely upon information contained in public filings, as of the Record Date, the following stockholders beneficially own greater than five percent of SACI’s issued and outstanding common stock, as such amounts and percentages are reflected in the public filing of such stockholder:

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Common Stock
John A. Griffin (2)	1,490,000	7.1%
Steven R. Berrard (3)(4)	937,535	4.5%
Thomas E. Aucamp (4)(5)	562,493	2.7%
Thomas C. Byrne (4)	562,493	2.7%
I. Steven Edelson (4)(6)(7)	562,493	2.7%
Nathaniel Kramer (4)(7)	562,493	2.7%
Cris V. Branden (4)(8)	140,624	*
Richard L. Handley (4)(8)	140,623	*
FMR Corp. (9)	1,807,300	8.6%
All directors and executive officers as a group (6 individuals)	3,468,754	16.5%

*	Less than 1%

(1)	Unless otherwise indicated, the business address of each of the individuals is 401 East Olas Blvd, Suite 1140, Fort Lauderdale, Florida 33301.

(2)	Includes 923,800 shares owned by Blue Ridge Capital Holdings LLC and 566,200 shares owned by Blue Ridge Capital Offshore Holdings LLC. Mr. Griffin is the Managing Member of Blue Ridge Capital Holdings LLC and Blue Ridge Capital Offshore Holdings LLC, and in that capacity directs their operations. Blue Ridge Capital Holdings LLC is the general partner of Blue Ridge Limited Partnership and has the power to direct the affairs of Blue Ridge Limited Partnership, including decisions respecting the receipt of dividends from and the proceeds from the sale of common stock. Blue Ridge Capital Offshore Holdings LLC is the general partner of Blue Ridge Offshore Master Limited Partnership and has the power to direct the affairs of Blue Ridge Offshore Master Limited Partnership, including decisions respecting the receipt of dividends from and the proceeds from the sale of common stock. The business address for this individual is 660 Madison Avenue, 20th Floor, New York, New York 10021. The foregoing information was derived from a Schedule 13G, as filed with the Securities and Exchange Commission on February 3, 2006.

(3)	Mr. Berrard is our Chairman of the Board and Chief Executive Officer.

(4)	Each of these individuals is a director and such amounts do not include warrants to purchase shares of common stock which are held by certain of the directors, as such warrants are not exercisable until the later of the completion of the merger or June 29, 2006.

(5)	Mr. Aucamp is our Vice President and Secretary.

(6)	Includes 562,493 shares owned by The Edelson Family Trust, which is a trust established by Mr. Edelson for the benefit of his spouse and descendants, of which Mr. Edelson is the trustee. Mr. Edelson is our Vice Chairman and Vice President.

(7)	The business address for this individual is c/o Mercantile Capital Partners, 1372 Shermer Road, Northbrook, Illinois 60062.

(8)	The business address for this individual is 450 East Olas Blvd, Suite 1500, Fort Lauderdale, Florida 33301.

(9)	May be deemed to be controlled by Edward C. Johnson, III and members of his family. The business address of FMR Corp. is 82 Devonshire St., Boston, MA 02109.

SACI’s Board of Directors’ Recommendation

After careful consideration, SACI’s board of directors has determined unanimously that the merger proposal is fair to, and in the best interests of, SACI and its stockholders.  Accordingly, SACI’s board has unanimously approved and declared advisable the acquisition and unanimously recommends that you vote or instruct your vote to be cast ‘‘FOR’’ the approval of the merger proposal.

The proposed private placement financing is required to consummate the merger with Jamba Juice Company. SACI’s board of directors has determined unanimously that such financing is fair to, and in the best interests of, SACI and its stockholders. Accordingly, SACI’s board of directors has unanimously approved and declared advisable the financing and unanimously recommends that you vote or instruct your vote to be cast ‘‘FOR’’ the approval of the financing proposal.

SACI’s board of directors has determined unanimously that the adoption of a stock option plan is fair to, and in the best interests of, SACI and its stockholders. Accordingly, SACI’s board of directors has unanimously approved and declared advisable the adoption of a stock option plan and unanimously recommends that you vote or instruct your vote to be cast ‘‘FOR’’ the approval of the stock option plan proposal.

Finally, the approval of the amendment to SACI’s certificate of incorporation is a condition to the merger with Jamba Juice Company, the closing of the proposed financing and the adoption of the stock option plan. SACI’s board of directors has determined unanimously that the amendment to the certificate of incorporation is fair to, and in the best interests of, SACI and its stockholders. Accordingly, SACI’s board has unanimously approved and declared advisable the amendment to the certificate of incorporation and unanimously recommends that you vote or instruct your vote to be case ‘‘FOR’’ the approval of the amendment to the certificate of incorporation proposal.

Interests of SACI Directors and Officers in the Merger

When you consider the recommendation of SACI’s board of directors that you vote in favor of the merger proposal, you should keep in mind that certain of SACI’s directors and officers have interests in the merger that are different from, or in addition to, your interests as a stockholder. It is anticipated that after the consummation of the merger, Steven R. Berrard will remain the Chairman of the Board and Thomas C. Byrne will remain a director. All other current SACI directors will resign. If the merger is not approved and SACI fails to consummate an alternative transaction within the time allotted pursuant to its certificate of incorporation, SACI is required to liquidate, and the warrants owned by SACI’s executives and directors and the shares of common stock issued at a price per share of $0.0078 prior to SACI’s initial public offering to and held by SACI’s executives and directors will be worthless because SACI’s executives and directors are not entitled to receive any of the net proceeds of SACI’s initial public offering that may be distributed upon liquidation of SACI. Additionally, SACI’s officers and directors who acquired shares of SACI common stock prior to SACI’s initial public offering at a price per share of $0.0078 will benefit if the merger is approved.

The table below shows the amount that the shares and warrants owned by the officers and directors of SACI would be worth upon consummation of the merger and the unrealized profit from such securities based on an assumed market price of the common stock and the warrants of SACI, of $10.00 and $4.00, respectively.

	Common Shares (a)				Warrants (b)
	Owned	Amount Paid	Current Value	Unrealized Profit	Owned	Amount Paid	Current Value	Unrealized Profit
Steven R. Berrard	937,535	$7,292	$9,375,350	$9,368,058	250,000	$253,438	$1,000,000	$746,562
Thomas Aucamp	562,493	4,375	5,624,930	5,620,555	150,000	152,063	600,000	447,938
Thomas Byrne	562,493	4,375	5,624,930	5,620,555	150,000	152,063	600,000	447,938
I. Steven Edelson	562,493	4,375	5,624,930	5,620,555	150,000	152,063	600,000	447,938
Nathaniel Kramer	562,493	4,375	5,624,930	5,620,555	150,000	152,063	600,000	447,938
Cris V. Branden	140,624	1,094	1,406,240	1,405,146	37,500	38,016	150,000	111,984
Richard L. Handley	140,623	1,094	1,406,230	1,405,136	37,500	38,016	150,000	111,984
	3,468,754	$26,980	$34,687,540	$34,660,560	925,000	$937,722	$3,700,000	$2,762,282

(a)	The purchase price per share for these common shares was $0.0078 per share. Pursuant to escrow agreements signed by these shareholders, these shares may not be sold or pledged until June 29, 2008. Additionally, these shares are currently not registered, although after the release from escrow, these shareholders may demand that SACI use its best efforts to register the resale of such shares.

(b)	These warrants were purchased pursuant to the terms of the Underwriting Agreement in SACI's initial public offering. The price per share paid for each warrant was $1.01375 per warrant.

In addition, one of the investors in the currently contemplated private placement financing committing to invest $400,000 is Berrard Holding Limited Partnership, of which Steven R. Berrard, a current director and the Chief Executive Officer of SACI, is the President. Lastly, a family member of I. Steven Edelson, SACI’s Vice Chairman and Vice President, has committed to investing $50,000 in the currently contemplated private placement financing.

Interests of Directors and Officers of Jamba Juice Company in the Merger

You should understand that some of the current directors and officers of Jamba Juice Company have interests in the merger that are different from, or in addition to, your interests as a stockholder. In particular, Paul E. Clayton, Jamba Juice Company’s current Chief Executive Officer and President, is expected to become SACI’s Chief Executive Officer and President, and Donald D. Breen, Jamba Juice Company’s current Chief Financial Officer, is expected become SACI’s Chief Financial Officer. Further, each of Paul E. Clayton, Donald D. Breen and Karen Kelley, who are referred to below as employees, have entered into employment agreements with SACI in connection with the merger. A summary of the employment agreements can be found under ‘‘Employment Agreements’’ on page 62. In addition, prior to closing of the merger, Jamba Juice Company will appoint a representative or representatives of the shareholders of Jamba Juice Company to make decisions on behalf of the Jamba Juice Company shareholders under the agreement and plan of merger and the escrow agreement. As such persons may also be shareholders of Jamba Juice Company, as well as the representatives of the shareholders of Jamba Juice Company, it is possible that potential conflicts of interest may arise with respect to their obligations as shareholders’ representatives and their interests as shareholders of Jamba Juice Company.

Conditions to the Completion of the Merger

The obligations of SACI and the shareholders of Jamba Juice Company to complete the merger are subject to the satisfaction or waiver of specified conditions before completion of the merger, including the following:

Conditions to SACI’s and Jamba Juice Company’s obligations:

•	receipt of stockholder approval from each of SACI and Jamba Juice Company;

•	the absence of any order or injunction preventing consummation of the merger; and

•	the absence of any suit or proceeding by any governmental entity or any other person challenging the merger.

Conditions to SACI’s obligations:

The obligation of SACI to complete the merger is further subject to the following conditions:

•	the representations and warranties made by Jamba Juice Company that are qualified as to materiality must be true and correct, and those not qualified as to materiality must be true and correct in all material respects, as of the closing date of the acquisition, except representations and warranties that address matters as of another date, which must be true and correct as of such other date, and SACI must have received a certificate from Jamba Juice Company to that effect;

•	Jamba Juice Company must have performed in all material respects all obligations required to be performed by it under the terms of the Agreement and Plan of Merger; and

•	there must not have occurred since the date of the Agreement and Plan of Merger any material adverse effect on Jamba Juice Company.

Termination, Amendment and Waiver

The Agreement and Plan of Merger may be terminated at any time prior to the completion of the merger, whether before or after receipt of stockholder approval, by mutual written consent of SACI and Jamba Juice Company.

In addition, either SACI or Jamba Juice Company may terminate the Agreement and Plan of Merger if:

•	the merger is not consummated on or before August 15, 2006 (which date has been extended by the parties to December 8, 2006); or

•	by either party, subject to a 30-day cure period, if the other party has breached any of its covenants or representations and warranties in any material respect.

If permitted under applicable law, either SACI or Jamba Juice Company may waive conditions for their own respective benefit and consummate the merger, even though one or more of these conditions have not been met. We cannot assure you that all of the conditions will be satisfied or waived or that the merger will occur.

Regulatory Matters

The merger and the transactions contemplated by the Agreement and Plan of Merger are not subject to any federal or state regulatory requirement or approval, except the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (which approval has already been obtained), and except for filings necessary to effectuate the transactions contemplated by the acquisition proposal and the amendment to the certificate of incorporation proposal with the Secretary of State of the State of Delaware and the Secretary of State of the State of California, as applicable, and filings for the financing proposal with the American Stock Exchange.

Financing Proposal

In accordance with the rules of the American Stock Exchange, SACI is seeking stockholder approval in connection with the issuance of common stock in the contemplated private placement financing. The private placement financing is necessary in order to raise the funds to complete the merger with Jamba Juice Company. The material terms of the private placement financing are:

•	The private placement financing will raise gross proceeds of approximately $231,600,000, and net proceeds of approximately $224,850,000 after the payment of financing fees, to be used to partially fund the merger, as well as working capital and expansion capital;

•	The private placement financing will result in the issuance of up to 30,879,999 shares of SACI common stock at $7.50 per share;

•	The investors in the private placement financing will receive registration rights which obligate SACI to register for resale the shares of SACI common stock issued to the investors;

•	The investors in the private placement financing will own approximately 59.5% of SACI and the current shareholders of SACI will retain approximately 40.5% of the company ownership.

The Stock Option Plan Proposal

SACI is seeking stockholder approval for the adoption of the SACI 2006 Employee, Director and Consultant Stock Plan which will provide for the granting of options and/or other stock-based or stock-denominated awards. The material terms of such plan are:

•	5,000,000 shares of common stock reserved for issuance;

•	the plan will be administered by the SACI board of directors, or a committee thereof, and any particular term of a grant or award shall be at the board’s discretion; and

•	the plan will become effective upon the closing of the merger with Jamba Juice Company.

The Amendment to Certificate of Incorporation Proposal

SACI is seeking stockholder approval to amend SACI’s certificate of incorporation. Any amendment will not become effective unless and until the merger with Jamba Juice Company is completed. The material terms of such amendment are:

•	To change the corporate name to ‘‘Jamba, Inc.’’

•	To increase the authorized shares of common stock that are reserved for issuance from 70,000,000 to 150,000,000.

SELECTED HISTORICAL FINANCIAL INFORMATION

(in thousands)

SACI is providing the following financial information to assist you in the analysis of the financial aspects of the merger. We derived the Jamba Juice Company’s historical information from the audited consolidated financial statements of Jamba Juice Company as of and for each of the years ended June 27, 2006, June 28, 2005, June 29, 2004 (53 weeks), June 24, 2003, and June 25, 2002. Jamba Juice Company has four quarterly reporting periods which are 16 weeks (1st period), 12 weeks (2nd period), 12 weeks (3rd period) and 12 weeks (4th period) (except fiscal year 2004) which typically account for approximately 34%, 16%, 22% and 28% of revenue respectively. The information is only a summary and should be read in conjunction with the historical consolidated financial statements and related notes contained elsewhere herein. The historical results included below and elsewhere in this document are not indicative of the future performance of Jamba Juice Company.

	Fiscal Years Ended(1)
	June 27, 2006	June 28, 2005	June 29, 2004	June 24, 2003	June 25, 2002
		(As Restated)(2)	(As Restated)(2)
Consolidated Statements of Operations Data:
Revenue:
Company stores	$243,668	$202,073	$165,856	$129,960	$117,550
Franchise and other revenue	9,337	6,976	6,922	5,424	3,661
Total revenue	253,005	209,049	172,778	135,384	121,211
Operating expenses	246,338	206,214	167,594	135,237	117,933
Income (loss) from operations	6,667	2,835	5,184	147	3,278
Interest expense – net	1,088	778	488	316	1,121
Income (loss) before income tax	5,579	2,057	4,696	(169)	2,157
Income tax (benefit) expense	2,601	1,972	(12,250)	(820)	37
Net income (loss)	$2,978	$85	$16,946	$651	$2,120
Selected Balance Sheet Data (at period end)
Total assets	$106,102	$93,267	$71,139	$51,447	$44,491
Long-term debt and other	$11,242	$22,365	$11,386	$11,560	$10,136
Redemption value of convertible preferred stock	$52,162	$52,162	$52,237	$50,532	$51,040

(1)	Fiscal year 2004 includes 53 weeks. All other fiscal years are 52 week periods.

(2)	Amounts reflect the restatement discussed in Note 16 to the consolidated financial statements.

	Fiscal Years Ended(1)
	June 27, 2006	June 28, 2005	June 29, 2004	June 24, 2003	June 25, 2002
Franchise store sales(2)	$120,293	$107,112	$96,721	$82,591	$74,528

SELECTED HISTORICAL FINANCIAL INFORMATION

(in thousands, except for store count)

	Fiscal Years Ended(1)
	June 27, 2006	June 28, 2005	June 29, 2004	June 24, 2003	June 25, 2002
		(As Restated)	(As Restated)
Selected Operating Data:
EBITDA(3)	$19,572	$13,190	$12,903	$7,658	$9,984
Store Count:
Company stores	342	301	243	198	179
Franchise stores	217	202	188	171	167
Total stores	559	503	431	369	346
Average sales per store:
Company stores	$774	$747	$763	$701	$675
Franchise stores(4)	$586	$541	$517	$493	$462
System-wide(4)	$699	$657	$651	$604	$574
System-wide comparable sales growth(5)	4.3%	0.9%	6.0%	3.3%	1.3%
Net cash provided by/(used in):
Operating activities	$28,288	$21,336	$16,207	$14,445	$13,264
Investing activities	(26,513)	(33,253)	(20,080)	(10,909)	(4,878)
Financing activities	(1,881)	10,188	(1,561)	(468)	(6,908)

(1)	Fiscal year 2004 includes 53 weeks. All other fiscal years are 52 week periods.

(2)	Franchise store sales are not included in our financial statements, however, franchise store sales result in royalties which are included in our franchise revenue. While franchise store sales are not included as revenue in our financial statements, management believes they are important in understanding Jamba Juice Company's financial performance because these sales are the basis on which the company calculates and records franchise revenue and are indicative of the financial health of the franchise base.

(3)	Represents net income (loss) before deductions for interest, income taxes, depreciation and amortization. We believe that EBITDA is useful to stockholders as a measure of comparative operating performance, as it is less susceptible to variances in actual performance resulting from depreciation and amortization and more reflective of changes in pricing decisions, cost controls and other factors that affect operating performance. We also present EBITDA because we believe it is useful to stockholders as a way to evaluate our ability to incur and service debt, make capital expenditures and meet working capital requirements. EBITDA is not intended as a measure of our operating performance, as an alternative to net income (loss) or as an alternative to any other performance measure in conformity with U.S. generally accepted accounting principles or as an alternative to cash flow provided by operating activities as a measure of liquidity. The following is a reconciliation of net income (loss) to EBITDA (in thousands):

	Fiscal Years Ended
	June 27, 2006	June 28, 2005	June 29, 2004	June 24, 2003	June 25, 2002
		(As Restated)	(As Restated)
Net income (loss)	$2,978	$85	$16,946	$651	$2,120
Interest expense, net	1,088	778	488	316	1,121
Depreciation and amortization	12,905	10,355	7,719	7,511	6,706
Income tax (benefit) expense	2,601	1,972	(12,250)	(820)	37
EBITDA	$19,572	$13,190	$12,903	$7,658	$9,984

(4)	System-wide and franchise average sales per store includes the lower yielding Zuka Juice franchise stores acquired by Jamba Juice Company in 1999. These Zuka Juice franchises are often lower yielding as they are frequently in secondary locations and less desirable markets and many do not meet Jamba Juice Company's current real estate location criteria and requirements.

(5)	Comparable revenue growth is defined as year-over-year sales change for stores that are open at least 13 full periods. Comparable store sales growth begins in the first period that has a full period of comparable sales versus the prior year. Average system-wide sales per store and system-wide comparable sales growth are non-GAAP financial measures that includes sales at all Jamba Juice Company-owned and franchise-owned locations. Franchise store sales and average franchise store sales are non-GAAP financial measures that includes sales at all franchise locations, as reported by franchisees. Franchise store sales are not included in our financial statements. Jamba Juice Company uses system-wide sales and franchise store sales information internally in connection with store development decisions, planning, and budgeting analyses. Jamba Juice Company believes it is useful in assessing the consumer acceptance of our brand and facilitating an understanding of financial performance as our franchisees pay royalties and contribute to advertising pools based on a percentage of their sales. To maintain year over year comparability, comparable store sales for the fiscal year ended June 29, 2004 includes 52 weeks.

SUMMARY UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

(in thousands)

The following unaudited pro forma condensed consolidated financial information combines (i) the historical balance sheets of Jamba Juice Company as of June 27, 2006, and SACI as of June 30, 2006, giving effect to the merger of Jamba Juice Company and SACI as if it had occurred on June 30, 2006, and (ii) the historical statements of operations of Jamba Juice Company for the periods January 12, 2006 to June 27, 2006 and January 12, 2005 to January 11, 2006 (as restated), and SACI for the periods from January 1, 2006 to June 30, 2006 and from January 6, 2005 (inception) to December 31, 2005 (as restated), giving effect to the merger of Jamba Juice Company and SACI as if it had occurred in the beginning of the respective period.

They have been prepared using two different levels of approval of the merger by the SACI stockholders, as follows:

•	Maximum Approval: assumes that 100% of SACI stockholders approve the merger; and

•	Minimum Approval: assumes that only 80.1% of SACI stockholders approve the merger.

	Six months Ended June 30, 2006		Year Ended December 31, 2005
	Maximum Approval	Minimum Approval	Maximum Approval	Minimum Approval
Consolidated Statements of Operations Data:
Revenue:
Company stores	$119,244	$119,244	$229,955	$229,955
Franchise and other revenue	4,825	4,825	8,056	8,056
Total revenue	124,069	124,069	238,011	238,011
Operating expenses	120,865	120,865	234,419	234,419
Income from operations	3,204	3,204	3,592	3,592
(Loss) gain on derivative liabilities	(55,778)	(55,778)	2,125	2,125
Interest income	1,405	1,405	472	472
Other (expense) income, net	(54,373)	(54,373)	2,597	2,597
(Loss) income before income tax	(51,169)	(51,169)	6,189	6,189
Income tax (benefit) expense	1,703	1,703	2,688	2,688
Net (loss) income	$(52,872)	$(52,872)	$3,501	$3,501
Selected Balance Sheet Data (at period end)
Cash and cash equivalents	$105,549	$80,308
Total assets	422,962	397,721
Total shareholders’ equity	293,778	268,537
Selected data:
Weighted Average shares outstanding
Basic	51,880	48,430	42,658	40,977
Diluted	51,880	48,430	44,406	42,725
EBITDA(1)	$(46,499)	$(46,499)	$17,905	$17,905

(1)	Represents net income (loss) before deductions for interest, income taxes, depreciation and amortization. We believe that EBITDA is useful to stockholders as a measure of comparative operating performance, as it is less susceptible to variances in actual performance resulting from depreciation and amortization and more reflective of changes in pricing decisions, cost controls and other factors that affect operating performance. We also present EBITDA because we believe it is useful to stockholders as a way to evaluate our ability to incur and service debt, make capital expenditures and meet working capital requirements. EBITDA is not intended as a measure of our operating performance, as an alternative to net income (loss) or as an alternative to any other performance measure in conformity with U.S. generally accepted accounting principles or as an alternative to cash flow provided by operating activities as a measure of liquidity. The following is a reconciliation of net income (loss) to EBITDA (such EBITDA is calculated after the pro forma expense of $1,062 and $2,123, for the six month period ended June 30, 2006 and the year ended December 31, 2005 respectively, for options granted and assumed by SACI pursuant to the merger) (in thousands):

	Six months Ended June 30, 2006		Year Ended December 31, 2005
	Maximum Approval	Minimum Approval	Maximum Approval	Minimum Approval
Net (loss) income	$(52,872)	$(52,872)	$3,501	$3,501
Interest income	(1,405)	(1,405)	(472)	(472)
Depreciation and amortization	6,075	6,075	12,188	12,188
Income tax expense	1,703	1,703	2,688	2,688
EBITDA	$(46,499)	$(46,499)	$17,905	$17,905

PER SHARE MARKET PRICE INFORMATION

The shares of SACI common stock, warrants and units are currently quoted on the American Stock Exchange under the symbols SVI, SVI.WS and SVI.U, respectively. The closing prices per share of common stock, warrant and unit of SACI on March 10, 2006, the last trading day before the announcement of the execution of the Agreement and Plan of Merger, were $7.45, $1.20 and $8.55 (the closing price on March 9, 2006), respectively. Each unit of SACI consists of one share of SACI common stock and one common stock purchase warrant. SACI warrants became separable from SACI common stock on July 28, 2005. Each warrant entitles the holder to purchase from SACI one share of common stock at an exercise price of $6.00 commencing on the later of the completion of the Jamba Juice Company merger (or if the Jamba Juice Company transaction is not consummated, the first acquisition which is consummated) or June 29, 2006. The SACI warrants will expire at 5:00 p.m., New York City time, on June 28, 2009, or earlier upon redemption. Prior to July 6, 2005, there was no established public trading market for SACI’s common stock.

There is no established public trading market for the securities of Jamba Juice Company.

The following table sets forth, for the calendar quarter indicated, the quarterly high and low sales prices of SACI’s common stock, warrants and units as reported on the American Stock Exchange.

	Common Stock		Warrants		Units
Quarter Ended	High	Low	High	Low	High	Low
September 30, 2006	$10.77	$8.65	$4.40	$2.84	$14.60	$11.70
June 30, 2006	$12.87	$9.30	$6.64	$3.35	$19.25	$13.0
March 31, 2006	$11.84	$7.06	$5.50	$0.67	$17.16	$7.70
December 31, 2005	$7.16	$7.03	$0.96	$0.73	$8.15	$7.80
September 30, 2005	$7.20	$6.99	$1.05	$0.89	$8.09	$7.84
June 30, 2005	$—	$—	$—	$—	$8.05	$7.84

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to adopt the merger proposal. As SACI’s operations will be those of Jamba Juice Company upon completion of the merger, a number of the following risk factors relate to the business and operations of Jamba Juice Company and SACI, as the successor to such business.

Risks Associated with Jamba Juice Company’s Business and Industry

Changes in consumer preferences and discretionary spending may have a material adverse effect on Jamba Juice Company’s revenue, results of operations and financial condition.

Jamba Juice Company’s success depends, in part, upon the popularity of its products and its ability to develop new menu items that appeal to consumers. Shifts in consumer preferences away from Jamba Juice Company’s products, its inability to develop new menu items that appeal to consumers, or changes in its menu that eliminate items popular with some consumers could harm its business. Also, Jamba Juice Company’s success depends to a significant extent on discretionary consumer spending, which is influenced by general economic conditions and the availability of discretionary income. Accordingly, Jamba Juice Company may experience declines in revenue during economic downturns or during periods of uncertainty, similar to those which followed the terrorist attacks on the United States. Any material decline in the amount of discretionary spending could have a material adverse effect on Jamba Juice Company’s sales, results of operations, business and financial condition.

Jamba Juice Company’s inability to compete with the many food services businesses may result in reductions in Jamba Juice Company’s revenue and profit margins.

Jamba Juice Company competes with many well-established companies, food service and otherwise, on the basis of taste, quality and price of product offered, customer service, atmosphere, location and overall guest experience. Jamba Juice Company competes with other smoothie and juice bar retailers, specialty coffee retailers, yogurt and ice cream shops, bagel shops, fast-food restaurants, delicatessens, cafés, bars, take-out food service companies, supermarkets and convenience stores. Jamba Juice Company’s competitors change with each of the four dayparts (breakfast, lunch, afternoon and dinner), ranging from coffee bars and bakery cafes to casual dining chains. Aggressive pricing by Jamba Juice Company’s competitors or the entrance of new competitors into its markets could reduce its revenue and profit margins. Jamba Juice Company also competes with other employers in its markets for hourly workers and may become subject to higher labor costs as a result of such competition.

Fluctuations in various food and supply costs, particularly fruit and dairy, could adversely affect Jamba Juice Company’s operating results.

The prices of fruit and dairy, which are the main products in Jamba Juice Company’s offerings, can be highly volatile. Fruit of the quality Jamba Juice Company seeks tends to trade on a negotiated basis, depending on supply and demand at the time of the purchase. Supplies and prices of the various products that Jamba Juice Company uses to prepare its offerings can be affected by a variety of factors, such as weather, seasonal fluctuations, demand, politics and economics in the producing countries. An increase in pricing of any fruit that Jamba Juice Company uses in its products could have a significant adverse effect on its profitability. Jamba Juice Company experienced the impact of fruit price increase in fiscal year 2005 when orange prices rose nearly 500% for nearly four months after several hurricanes made landfall in Florida. In addition, higher diesel prices have, in some cases, resulted in the imposition of surcharges on the delivery of commodities to its distributors, which they have generally passed on to Jamba Juice Company to the extent permitted under Jamba Juice Company’s arrangements with them. Additionally, higher diesel and gasoline prices may affect Jamba Juice Company’s supply costs, near-term construction costs for its new stores and may affect its sales going forward. To help mitigate the risks of volatile commodity prices and to allow greater predictability in pricing, Jamba Juice Company typically enters into fixed price or to-be-fixed priced purchase commitments for a portion of its fruit and dairy requirements. We cannot assure you that these activities will be successful or that they will not result in its paying substantially more for its fruit supply than would have been required absent such activities. While Jamba Juice Company does have some multi-year pricing agreements (with fixed processing costs), none of these agreements have guaranteed volume commitments.

Jamba Juice Company is primarily dependent upon one supplier for a significant amount of its food distribution.

Jamba Juice Company maintains food distribution contracts primarily with one supplier. This supplier, Southwest Traders, Inc., provided 85%, 87%, and 94% of product cost included in cost of sales for fiscal years 2006, 2005, and 2004, respectively, which potentially subjects Jamba Juice Company to a concentration of business risk. If this supplier had operational problems or ceased making product available to Jamba Juice Company, Jamba Juice Company’s operations could be adversely affected.

Litigation and publicity concerning food quality, health and other issues, which can result in liabilities and also cause customers to avoid Jamba Juice Company’s products, which could adversely affect its results of operations, business and financial condition.

Food service businesses can be adversely affected by litigation and complaints from customers or government authorities resulting from food quality, illness, injury or other health concerns or operating issues stemming from one retail location or a limited number of retail locations. Adverse publicity about these allegations may negatively affect Jamba Juice Company, regardless of whether the allegations are true, by discouraging customers from buying its products. Jamba Juice Company could also incur significant liabilities, if a lawsuit or claim results in a decision against it, or litigation costs, regardless of the result.

Jamba Juice Company’s business could be adversely affected by increased labor costs or labor shortages.

Labor is a primary component in the cost of operating Jamba Juice Company’s business. Jamba Juice Company devotes significant resources to recruiting and training its managers and hourly employees. Increased labor costs, due to competition, increased minimum wage or employee benefits costs or otherwise, would adversely impact Jamba Juice Company’s operating expenses. In addition, Jamba Juice Company’s success depends on its ability to attract, motivate and retain qualified employees, including managers and staff, to keep pace with its growth strategy. If Jamba Juice Company is unable to do so, its results of operations may be adversely affected.

Instances of food-borne illnesses could adversely affect the price and availability of fruits and vegetables, cause the temporary closure of some stores and result in negative publicity, thereby resulting in a decline in revenue.

Food-borne illnesses (such as e. coli, hepatitis A or salmonella) and injuries caused by food tampering have in the past, and could in the future, adversely affect the price and availability of affected ingredients and cause customers to shift their preferences, particularly if Jamba Juice Company chooses to pass any higher ingredient costs along to consumers. As a result, Jamba Juice Company’s revenue may decline.

Instances of food-borne illnesses, real or perceived, whether at Jamba Juice Company’s stores or those of its competitors, could also result in negative publicity about it or the products it serves, which could adversely affect sales. If Jamba Juice Company reacts to negative publicity by changing its menu or other key aspects of the Jamba Juice Company experience, it may lose customers who do not accept those changes, and may not be able to attract enough new customers to produce the revenue needed to make its stores profitable. In addition, Jamba Juice Company may have different or additional competitors for its intended customers as a result of making any such changes and may not be able to compete successfully against those competitors. If Jamba Juice Company’s customers become ill from food-borne illnesses, it could be forced to temporarily close some stores. A decrease in customer traffic as a result of these health concerns or negative publicity, or as a result of a change in the Jamba Juice Company menu or dining experience or a temporary closure of any of its stores, could materially harm its business.

The food service industry has inherent operational risks that may not be adequately covered by insurance after the closing of the merger.

The combined company can give no assurance that it will be adequately insured against all risks or that its insurers will pay a particular claim. Furthermore, in the future, the combined company may not be able to obtain adequate insurance coverage at reasonable rates for its operations. The combined company may also be subject to calls, or premiums, in amounts based not only on its own claim records but also the claim records of all other members of the protection and indemnity associations through which Jamba Juice Company receives indemnity insurance coverage for tort liability. The combined company’s insurance policies will also contain deductibles, limitations and exclusions which, although the combined company believes are standard in the food service industry, may nevertheless increase its costs.

Jamba Juice Company may face difficulties entering into new or modified arrangements with existing or new suppliers or new service providers.

As Jamba Juice Company expands its operations, it may have to seek new suppliers and service providers or enter into new arrangements with existing ones, and it may encounter difficulties or be unable to negotiate pricing or other terms as favorable as those it currently enjoys, which could harm its business and operating results. However, because Jamba Juice Company currently has not begun to negotiate new or amended contracts with suppliers and service providers, it cannot now quantify with greater certainty potential increases in its expenses.

The planned increase in the number of Jamba Juice Company stores may make its future results unpredictable.

There were 342 Jamba Juice Company stores and 217 franchised stores at June 27, 2006. We plan to increase the number of Jamba Juice Company stores in the future. This growth strategy and the substantial investment associated with the development of each new store may cause our operating results to fluctuate and be unpredictable or adversely affect our profits. Our future results depend on various factors, including successful selection of new markets and store locations, market acceptance of the Jamba Juice Company experience, consumer recognition of the quality of our products and willingness to pay our prices (which reflect our often higher ingredient costs), the quality of our operations and general economic conditions. In addition, as with the experience of other retail food concepts who have tried to expand nationally, we may find that the Jamba Juice Company concept has limited or no appeal to customers in new markets or we may experience a decline in the popularity of the Jamba Juice Company experience. Newly opened stores may not succeed, future markets and stores may not be successful and, even if we are successful, our average store revenue may not increase at historical rates.

Jamba Juice Company’s revenue growth rate depends primarily on its ability to open new stores and is subject to many unpredictable factors.

Jamba Juice Company may not be able to open new stores as quickly as planned. Jamba Juice Company has experienced delays in opening some stores and that could happen again. Delays or failures in opening new stores could materially and adversely affect Jamba Juice Company’s growth strategy and  expected results. As Jamba Juice Company operates more stores, its rate of expansion relative to the size of its store base will decline. In addition, one of Jamba Juice Company’s biggest challenges is locating and securing an adequate supply of suitable new store sites. Competition for those sites in Jamba Juice Company’s target markets is intense, and lease costs are increasing (particularly for urban locations). Jamba Juice Company’s ability to open new stores also depends on other factors, including:

•	negotiating leases with acceptable terms;

•	hiring and training qualified operating personnel in local markets;

•	managing construction and development costs of new stores at affordable levels, particularly in competitive markets;

•	the availability of construction materials and labor;

•	the availability of, and its ability to obtain, adequate supplies of ingredients that meet its quality standards;

•	securing required governmental approvals (including construction, parking and other permits) in a timely manner; and

•	the impact of inclement weather, natural disasters and other calamities, such as hurricanes Katrina and Rita in 2005.

Jamba Juice Company's revenue and profit growth could be adversely affected if comparable store revenue are less than expected.

While future revenue growth will depend substantially on Jamba Juice Company's plans for new store openings, the level of comparable store revenue will also affect its revenue growth and will continue to be an important factor affecting profit growth. This is because the profit margin on comparable store revenue is generally higher than the profit margin on new store openings, as comparable store revenue enable fixed costs to be spread over a higher revenue base. Jamba Juica Company's ability to increase comparable store revenue depends in part on Jamba Juice Company's ability to launch new products, implement successfully its initiatives to increase throughput and raise prices to absorb cost increases. It is possible that Jamba Juice Company will not achieve its targeted comparable store revenue growth or that the change in comparable store revenue could be negative. If this were to happen, revenue and profit growth would be adversely affected.

Jamba Juice Company’s failure to manage its growth effectively could harm its business and operating results.

Jamba Juice Company’s plans call for a significant number of new stores. Jamba Juice Company’s existing store management systems, financial and management controls and information systems may be inadequate to support its expansion. Managing Jamba Juice Company’s growth effectively will require it to continue to enhance these systems, procedures and controls and to hire, train and retain store managers and crew. Jamba Juice Company may not respond quickly enough to the changing demands that its expansion will impose on its management, employees and existing infrastructure. Jamba Juice Company also places a lot of importance on its culture, which it believes has been an important contributor to its success. As Jamba Juice Company grows, however, it may have difficulty maintaining its culture or adapting it sufficiently to meet the needs of its operations. Jamba Juice Company’s failure to manage its growth effectively could harm its business and operating results.

New stores, once opened, may not be profitable, and the increases in average store revenue and comparable store revenue that Jamba Juice Company has experienced in the past may not be indicative of future results.

Historically, Jamba Juice Company’s new stores have opened with an initial ramp-up period typically lasting approximately 24 months or more, during which they generated revenue and profit below the levels at which it expects them to normalize. This is in part due to the time it takes to build a customer base in a new market, higher fixed costs relating to increased construction and occupancy costs and other start-up inefficiencies that are typical of new stores. New stores may neither be profitable nor have results comparable to Jamba Juice Company’s existing stores. In addition, Jamba Juice Company’s average store revenue and comparable store revenue may not continue to increase at the rates achieved over the past several years. Jamba Juice Company’s ability to operate new stores profitably and increase average store revenue and comparable store revenue will depend on many factors, some of which are beyond its control, including:

•	executing its vision effectively;

•	initial sales performance of new stores;

•	competition, either from its competitors in the smoothie industry or its own stores;

•	changes in consumer preferences and discretionary spending;

•	consumer understanding and acceptance of the Jamba Juice Company experience;

•	road construction and other factors limiting access to new stores;

•	general economic conditions, which can affect store traffic, local labor costs and prices it pays for the ingredients and other supplies it uses; and

•	changes in government regulation.

If Jamba Juice Company’s new stores don’t perform as planned, its business and future prospects could be harmed. In addition, changes in Jamba Juice Company’s average store revenue or comparable store revenue could cause its operating results to vary adversely from expectations, which could cause the price of SACI’s common stock to fluctuate substantially.

Jamba Juice Company’s expansion into new markets may present increased risks due to its unfamiliarity with those areas.

Some of Jamba Juice Company’s new stores are planned for markets where it has little or no operating experience. Those markets may have different competitive conditions, consumer tastes and discretionary spending patterns than its existing markets. As a result, those new stores may be less successful than stores in its existing markets. Consumers in a new market may not be familiar with the Jamba Juice Company brand, and it may need to build brand awareness in that market through greater investments in advertising and promotional activity than it originally planned. Jamba Juice Company may find it more difficult in new markets to hire, motivate and keep qualified employees who can project its vision, passion and culture. Stores opened in new markets may also have lower average store revenue than stores opened in existing markets, and may have higher construction, occupancy or operating costs than stores in existing markets. What’s more, Jamba Juice Company may have difficulty in finding reliable suppliers or distributors or ones that can provide it, either initially or over time, with adequate supplies of ingredients meeting its quality standards. Revenue at stores opened in new markets may take longer to ramp up and reach expected revenue and profit levels, and may never do so, thereby affecting overall profitability.

Jamba Juice Company’s quarterly operating results may fluctuate significantly and, upon consummation of the merger, could fall below the expectations of securities analysts and investors due to various factors.

Jamba Juice Company’s quarterly operating results may fluctuate significantly because of various factors, including:

•	the impact of inclement weather, natural disasters and other calamities, such as hurricanes Katrina and Rita in 2005;

•	unseasonably cold or wet weather conditions;

•	the timing of new store openings and related revenue and expenses;

•	operating costs at its newly opened stores, which are often materially greater during the first several months of operation;

•	labor availability and wages of store management and crew;

•	profitability of its stores, especially in new markets;

•	changes in comparable store sales and customer visits, including as a result of the introduction of new menu items;

•	variations in general economic conditions, including those relating to changes in gasoline prices;

•	negative publicity about the ingredients it uses or the occurrence of food-borne illnesses or other problems at its stores;

•	changes in consumer preferences and discretionary spending;

•	increases in infrastructure costs;

•	fluctuations in supply prices; and

•	fluctuations in the fair value of the derivative liability associated with outstanding warrants.

Because of these factors, results for any one quarter are not necessarily indicative of results to be expected for any other quarter or for any year. Average store revenue or comparable store revenue in any particular future period may decrease. In the future, operating results may fall below the expectations of securities analysts and investors. In that event, the price of SACI common stock, after the, merger, would likely decrease.

Jamba Juice Company’s success depends substantially upon the continued retention of certain key personnel.

Jamba Juice Company believes that its success has depended and continues to depend to a significant extent on the efforts and abilities of its senior management team. The members of its management team currently are employed on an ‘‘at-will’’ basis and may resign from employment at any time. In connection with the merger. Paul E. Clayton, Donald D. Breen and Karen Kelley have entered into employment agreements with SACI that are effective upon consummation of the merger. Our failure to retain any of these individuals could adversely affect our ability to build on the efforts they have undertaken with respect to the Jamba Juice Company business. While Jamba Juice Company typically reviews potentially hires before extending employment, we cannot assure you that the assessment of these individuals will prove to be correct. These individuals may be unfamiliar with the requirements of operating a public company as well as United States securities laws, which could cause the combined company to have to expend time and resources in helping them become familiar with such laws.

Jamba Juice Company’s franchisees could take actions that harm its reputation and reduce its royalty revenue.

Franchisees are independent contractors and are not Jamba Juice Company’s employees. Further, Jamba Juice Company does not exercise control over the day-to-day operations of its franchised stores. Any operational shortcomings of its franchised stores are likely to be attributed to its system-wide operations and could adversely affect its reputation and have a direct negative impact on the royalty revenue it receives from those stores.

If Jamba Juice Company’s franchisees cannot develop or finance new restaurants, build them on suitable sites or open them on schedule, Jamba Juice Company’s growth and success may be impeded.

Jamba Juice Company’s growth depends in part upon its ability to successfully and effectively expand its franchise program and to attract qualified franchisees. If its franchisees are unable to locate suitable sites for new stores, negotiate acceptable lease or purchase terms, obtain the necessary financial or management resources, meet construction schedules or obtain the necessary permits and government approvals, its growth plans may be negatively affected. Jamba Juice Company cannot assure you that and additional stores, if opened, will be profitable.

Jamba Juice Company’s revenue is subject to volatility based on weather and varies by season.

Seasonal factors also cause Jamba Juice Company’s revenue to fluctuate from quarter to quarter. Jamba Juice Company’s revenue is typically lower during the Winter months and the holiday season and during periods of inclement weather (because fewer people choose cold beverages) and higher during the Spring, Summer and Fall months (for the opposite reason). Jamba Juice Company’s revenue will likely also vary as a result of the number of trading days, that is, the number of days in a quarter when a store is open.

Jamba Juice Company could face liability from its franchisees.

A franchisee or government agency may bring legal action against Jamba Juice Company based on the franchisee/ franchisor relationships. Various state and federal laws govern Jamba Juice Company’s relationship with its franchisees and potential sales of its franchised restaurants. If it fails to comply with these laws, Jamba Juice Company could be liable for damages to franchisees and fines or other penalties. Expensive litigation with its franchisees or government agencies may adversely affect both its profits and its important relations with its franchisees.

Jamba Juice Company may not be able to raise additional capital on acceptable terms.

Developing the Jamba Juice Company business will require significant capital in the future. To meet its capital needs, Jamba Juice Company expects to rely on its cash flow from operations, the proceeds from the proposed financing and potentially, third-party financing. Third-party financing may not, however, be available on terms favorable to us, or at all. Our ability to obtain additional funding will be subject to various factors, including market conditions, Jamba Juice Company’s operating performance, lender sentiment and our ability to incur additional debt in compliance with other contractual restrictions, such as financial covenants under our credit facility. These factors may make the timing, amount, terms and conditions of additional financings unattractive. Our inability to raise capital could impede our growth.

Jamba Juice Company is subject to all of the risks associated with leasing space subject to long-term non-cancelable leases and, with respect to the real property that it may own, in the future.

Jamba Juice Company competes for real estate and Jamba Juice Company’s inability to secure appropriate real estate or lease terms could impact the ability to grow. Jamba Juice Company’s leases generally have initial terms of between five and 15 years, and generally can be extended only in five-year increments (at increased rates) if at all. Additionally, in certain instances, there may be change in control provisions in the lease which put Jamba Juice Company in a competitive disadvantage when negotiating extensions or which require Jamba Juice Company to get landlord consent for certain transactions including, in some cases, the proposed merger. All of its leases require a fixed annual rent, although some require the payment of additional rent if store revenue exceeds a negotiated amount. Generally, Jamba Juice Company’s leases are ‘‘net’’ leases, which require it to pay all of the cost of insurance, taxes, maintenance and utilities. Jamba Juice Company generally cannot cancel these leases. Additional sites that Jamba Juice Company may lease are likely to be subject to similar long-term non-cancelable leases. If an existing or future store is not profitable, and Jamba Juice Company decides to close it, it may nonetheless be committed to perform its obligations under the applicable lease including, among other things, paying the base rent for the balance of the lease term. In addition, as each of its leases expires, Jamba Juice Company may fail to negotiate renewals, either on commercially acceptable terms or at all, which could cause it to close stores in desirable locations. Also, because Jamba Juice Company may purchase real property for various store locations from time to time, it is subject to all of the risks generally associated with owning real estate, including changes in the investment climate for real estate, demographic trends and supply or demand for the use of the stores, which may result from competition from similar smoothie and fresh juice stores in the area as well as strict, joint and several liability for environmental contamination at or from the property, regardless of fault. Current locations of Jamba Juice Company stores and franchised locations may become unattractive as demographic patterns change.

Restaurant companies, including Jamba Juice Company, have been the target of class action lawsuits and other proceedings alleging, among other things, violations of federal and state workplace and employment laws. Proceedings of this nature, if successful, could result in our payment of substantial damages.

Going forward, Jamba Juice Company’s results of operations may be adversely affected by legal or governmental proceedings brought by or on behalf of employees or customers. In recent years, a number of restaurant companies, including Jamba Juice Company, have been subject to lawsuits, including class action lawsuits, alleging violations of federal and state law regarding workplace and employment matters, discrimination and similar matters. A number of these lawsuits have resulted in the payment of substantial awards by the defendants. Similar lawsuits have been instituted against Jamba Juice Company in the past alleging violations of state and federal wage and hour laws and failure to pay for all hours worked. Although Jamba Juice Company is not currently a party to any material class action lawsuits, Jamba Juice Company could incur substantial damages and expenses resulting from lawsuits, which would increase the cost of operating the business and decrease the cash available for other such uses.

Governmental regulation may adversely affect Jamba Juice Company’s ability to open new stores or otherwise adversely affect its existing and future operations and results.

Jamba Juice Company is subject to various federal, state and local regulations. Each of its stores is subject to state and local licensing and regulation by health, sanitation, food and workplace safety and other agencies. Jamba Juice Company may experience material difficulties or failures in obtaining the necessary licenses or approvals for new stores, which could delay planned store openings. In addition, stringent and varied requirements of local regulators with respect to zoning, land use and environmental factors could delay or prevent development of new stores in particular locations.

Jamba Juice Company is subject to the U.S. Americans with Disabilities Act and similar state laws that give civil rights protections to individuals with disabilities in the context of employment, public accommodations and other areas. Jamba Juice Company may in the future have to modify stores, for example by adding access ramps or redesigning certain architectural fixtures, to provide service to or make reasonable accommodations for disabled persons. The expenses associated with these modifications could be material.

Jamba Juice Company’s operations are also subject to the U.S. Fair Labor Standards Act, which governs such matters as minimum wages, overtime and other working conditions, along with the U.S. Americans with Disabilities Act, family leave mandates and a variety of similar laws enacted by the states that govern these and other employment law matters. In addition, federal proposals to introduce a system of mandated health insurance and flexible work time and other similar initiatives could, if implemented, adversely affect Jamba Juice Company’s operations.

In recent years, there has been an increased legislative, regulatory and consumer focus on nutrition and advertising practices in the food industry. Establishments operating in the quick-service and fast-casual segments have been a particular focus. As a result, Jamba Juice Company may in the future become subject to initiatives in the area of nutrition disclosure or advertising, such as requirements to provide information about the nutritional content of its products, which could increase its expenses.

Jamba Juice Company may not be able to adequately protect its intellectual property, which could harm the value of its brand and adversely affect its business.

Jamba Juice Company’s intellectual property is material to the conduct of its business. Jamba Juice Company’s ability to implement its business plan successfully depends in part on its ability to build further brand recognition using its trademarks, service marks, trade dress and other proprietary intellectual property, including its name and logos and the unique ambiance of its stores both domestically and overseas. Jamba Juice Company has secured the ownership and rights to its marks in the United States and has filed or obtained registrations for restaurant services in most other significant foreign jurisdictions. If its efforts to protect its intellectual property are inadequate, or if any third party misappropriates or infringes on its intellectual property, either in print or on the internet, the value of its brands may be harmed, which could have a material adverse effect on its business and might prevent its brands from achieving or maintaining market acceptance. While Jamba Juice Company has not encountered claims from prior users of intellectual property relating to restaurant services in areas where it operates or intends to conduct operations, there can be no assurances that it will not encounter such claims. If so, this could harm Jamba Juice Company’s image, brand or competitive position and cause it to incur significant penalties and costs.

Jamba Juice Company could be party to litigation that could adversely affect it by distracting management, increasing its expenses or subjecting it to material money damages and other remedies.

Jamba Juice Company’s customers occasionally file complaints or lawsuits against it alleging that they are responsible for some illness or injury they suffered at or after a visit to its stores, or that it has problems with food quality or operations. Jamba Juice Company is also subject to a variety of other claims arising in the ordinary course of its business, including personal injury claims, contract claims and claims alleging violations of federal and state law regarding workplace and employment matters, discrimination and similar matters, and it could become subject to class action or other lawsuits related to these or different matters in the future. Regardless of whether any claims against Jamba Juice Company are valid, or whether it is ultimately held liable, claims may be expensive to defend and may divert time and money away from its operations and hurt its performance. A judgment significantly in excess of Jamba Juice Company’s insurance coverage for any claims could materially and adversely affect its financial condition or results of operations. Any adverse publicity resulting from these allegations may also materially and adversely affect Jamba Juice Company’s reputation or prospects, which in turn could adversely affect its results.

In addition, the food services industry has been subject to a growing number of claims based on the nutritional content of food products they sell and disclosure and advertising practices. Jamba Juice Company may also be subject to this type of proceeding in the future and, even if not, publicity about these matters (particularly directed at the quick-service and fast-casual segments of the industry) may harm Jamba Juice Company’s reputation or prospects and adversely affect its results.

Jamba Juice Company may also incur costs resulting from other security risks it may face in connection with its electronic processing and transmission of confidential customer information.

Jamba Juice Company relies on commercially available software and other technologies to provide security for processing and transmission of customer credit card data. Approximately 20% of Jamba Juice Company’s current revenue is attributable to credit card transactions, and that percentage is expected to climb. Jamba Juice Company’s systems could be compromised in the future, which could result in the misappropriation of customer information or the disruption of systems. Either of those consequences could have a material adverse effect on Jamba Juice Company’s reputation and business or subject it to additional liabilities.

Jamba Juice Company's secured credit facility, which is secured by substantially all of the assets of Jamba Juice Company, imposes restrictions on it which may prevent it from engaging in transactions that might otherwise be considered beneficial, including responding to changing business and economic conditions or securing additional financing, if needed.

Jamba Juice Company has a $35 million revolving credit facility secured by substantially all of the assets of Jamba Juice Company. As of November 2, 2006, the amount outstanding under the credit facility due in December 2007 was approximately $13.8 million. The terms of Jamba Juice Company's credit facility contain customary events of default and covenants that prohibit it from taking certain actions without satisfying certain financial tests or obtaining the consent of the lenders. The prohibited actions include, among other things:

•	making investments in excess of specified amounts;

•	incurring additional indebtedness in excess of a specified amount;

•	paying cash dividends;

•	making capital expenditures in excess of a specified amount;

•	creating certain liens;

•	prepaying other indebtedness; and

•	engaging in transactions that would result in a ‘‘change of control’’ (as defined in the credit facility), liquidation or dissolution of the business.

Under the terms of such revolving credit facility, the merger with SACI would be considered a ‘‘change of control.’’ At the closing of the merger, part of the proceeds from the private placement financing and the cash held in trust by SACI will be used to retire the outstanding amount under the revolving credit facility. Therefore, Jamba Juice Company has not requested any waiver from the lender with respect to the merger.

Following the merger, Jamba Juice Company intends to negotiate a revised credit facility. It is anticipated that any new credit facility will impose restrictions on Jamba Juice Company's business activities. Events that are beyond Jamba Juice Company's control may affect its ability to comply with these provisions. If Jamba Juice Company breaches any of these covenants, it could be in default under the credit facility. A default could result in the acceleration of Jamba Juice Company's obligations under the credit facility. In addition, these covenants may prevent Jamba Juice Company from engaging in transactions that might otherwise be considered beneficial to it, including responding to changing business and economic conditions or securing additional financing, if needed. Jamba Juice Company's business is capital intensive and, to the extent additional financing is needed, it may not be able to obtain such financing at all or on favorable terms which may decrease liquidity.

Failure of Jamba Juice Company’s internal control over financial reporting could harm its business and financial results. The combined company will need to improve its operations financial systems and staff and if it cannot improve these systems or recruit suitable employees, the combined company’s operations may not be effectively integrated.

The management of Jamba Juice Company is responsible for establishing and maintaining adequate internal control over financial reporting. Internal control over financial reporting is a process to provide reasonable assurance regarding the reliability of financial reporting for external purposes in accordance with accounting principles generally accepted in the United States of America. Internal control over financial reporting includes maintaining records that in reasonable detail accurately and fairly reflect Jamba Juice Company’s transactions; providing reasonable assurance that transactions are recorded as necessary for preparation of the financial statements; providing reasonable assurance that receipts and expenditures of Jamba Juice Company’s assets are made in accordance with management authorization; and providing reasonable assurance that unauthorized acquisition, use or disposition of Jamba Juice Company assets that could have a material effect on the financial statements would be prevented or detected on a timely basis. Because of its inherent limitations, internal control over financial reporting is not intended to provide absolute assurance that a misstatement of Jamba Juice Company’s financial statements would be prevented or detected. Jamba Juice Company’s growth and entry into new markets will place significant additional pressure on Jamba Juice Company’s system of internal control over financial reporting. Any failure to maintain an effective system of internal control over financial reporting could limit Jamba Juice Company’s ability to report its financial results accurately and timely or to detect and prevent fraud. To date, the management at Jamba Juice Company have worked with its auditors to assess its internal controls over financial reporting and have not found any material weaknesses and found the controls to be adequate for a private company. Jamba Juice Company, has not yet evaluated it’s adherence to Section 404 of the Sarbanes-Oxley Act but it is in the process of hiring consultants to help it assess its compliance with such Section. Jamba Juice Company understands that this disclosure does not release management of its obligation with respect to internal controls. In addition, Jamba Juice Company’s initial operating and financial systems may not be adequate as it implements its plans to expand and its attempts to improve these systems may be ineffective. If Jamba Juice Company is unable to operate its financial and operations systems effectively or to recruit suitable employees as it expands its operations, it may be unable to effectively control and manage a larger operation. Although it is impossible to predict what errors might occur as the result of inadequate controls, it is the case that it is harder to oversee a sizable operation than a small one and accordingly, more likely that errors will occur as operations grow and that additional management infrastructure and systems will be required to attempt to avoid such errors.

Jamba Juice Company will incur increased costs as a result of being a wholly-owned subsidiary of a public company.

As a wholly-owned subsidiary of a public company, Jamba Juice Company will incur significant legal, accounting and other expenses that it did not incur as a private company. The U.S. Sarbanes-Oxley Act of 2002 and related rules of the U.S. Securities and Exchange Commission, or SEC, and the AMEX regulate corporate governance practices of public companies. We expect that compliance with these public company requirements will increase our costs and make some activities more time-consuming. For example, we will create new board committees and adopt new internal controls and disclosure controls and procedures. In addition, we will incur additional expenses associated with our SEC reporting requirements. A number of those requirements will require us to carry out activities we have not done previously. For example, under Section 404 of the Sarbanes-Oxley Act, for our annual report on Form 10-K for 2006 we, depending upon certain facts existing upon closing of the merger, may need to document and test our internal control procedures, our management will need to assess and report on our internal control over financial reporting and our independent accountants will need to issue an opinion on that assessment and the effectiveness of those controls. Furthermore, if we identify any issues in complying with those requirements (for example, if we or our accountants identified a material weakness or significant deficiency in our internal control over financial reporting), we could incur additional costs rectifying those issues, and the existence of those issues could adversely affect us, our reputation or investor perceptions of us.

We also expect that it will be difficult and expensive to obtain director and officer liability insurance, and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified persons to serve on our board of directors or as executive officers. Advocacy efforts by shareholders and third parties may also prompt even more changes in governance and reporting requirements. We cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

If third parties bring claims against us or if Jamba Juice Company has breached any of its representations, warranties or covenants set forth in the merger agreement, we may not be adequately indemnified for any losses arising therefrom.

Although the merger agreement provides that the Jamba Juice Company shareholders will indemnify us for losses arising from a breach of the representations, warranties and  covenants by Jamba Juice Company set forth in the merger agreement, such indemnification is limited to an aggregate amount of $19,875,000 (with an initial deductible of $2,000,000 and a $25,000 per occurrence threshold). In addition, the survival period for any claims under the merger agreement shall end on July 31, 2007. Accordingly, we will be prevented from seeking indemnification for any claims above the aggregate threshold or arising after the July 31, 2007 survival period.

Risks Relating to the SACI Business

If 20% or more of the holders of SACI’s common stock issued in its public offering decide to vote against the proposed acquisition, SACI may be forced to liquidate, stockholders may receive less than $8.00 per share and the warrants may expire worthless.

Under the terms of SACI’s corporate charter, if 20% or more of shares issued in SACI’s initial public offering decide to vote against the proposed merger and opt to convert their shares to cash, SACI may ultimately be forced to liquidate. While SACI will continue to search to acquire an operating company in the service business industry, if (i) it does not consummate a business combination by January 6, 2007, or, (ii) if a letter of intent, agreement in principle or definitive agreement is executed, but not consummated, by January 6, 2007, then by July 6, 2007, it will be forced to liquidate. In any liquidation, the net proceeds of SACI’s initial public offering held in the trust account, plus any interest earned thereon, will be distributed on a pro rata basis to the holders of SACI’s common stock issued in its public offering. If SACI is forced to liquidate its assets, the per-share liquidation will be the $7.35 deposited in the trust account at the time of the initial public offering, plus interest accrued thereon until the date of any liquidation; as of September 30, 2006, there was approximately $7.61 per share. Furthermore, there will be no distribution with respect to SACI’s outstanding warrants and, accordingly, the warrants will expire worthless.

If the merger’s benefits do not meet the expectations of financial or industry analysts, the market price of SACI’s common stock may decline.

The market price of SACI’s common stock may decline as a result of the merger if:

•	SACI does not achieve the perceived benefits of the merger as rapidly as, or to the extent anticipated by, financial or industry analysts; or

•	the effect of the merger on SACI’s financial results is not consistent with the expectations of financial or industry analysts.

Accordingly, investors may experience a loss as a result of a decreasing stock price and SACI may not be able to raise future capital, if necessary, in the equity markets.

Failure to complete the merger could negatively impact the market price of SACI’s common stock and may make it more difficult for SACI to attract another acquisition candidate, resulting, ultimately, in the disbursement of the trust proceeds, causing investors to experience a loss on their investment.

If the merger is not completed for any reason, SACI may be subject to a number of material risks, including:

•	the market price of SACI’s common stock may decline to the extent that the current market price of its common stock reflects a market assumption that the merger will be consummated;

•	costs related to the merger, such as legal and accounting fees and the costs of the fairness opinion, must be paid even if the merger is not completed; and

•	charges will be made against earnings for transaction-related expenses, which could be higher than expected.

Such decreased market price and added costs and charges of the failed merger, together with the history of failure in consummating a merger, may make it more difficult for SACI to attract another acquisition candidate, resulting, ultimately, in the disbursement of the trust proceeds, causing investors to experience a loss on their investment. As discussed herein, if the merger is not consummated, it is more likely than not that SACI will be forced to dissolve and liquidate.

Under Delaware law, our dissolution requires the approval of the holders of a majority of our outstanding stock, without which we will not be able to dissolve and liquidate and distribute our assets to our public stockholders.

We have agreed with the trustee to promptly adopt a plan of dissolution and liquidation and initiate procedures for our dissolution and liquidation if we do not effect a business combination within 18 months after consummation of our initial public offering (or within 24 months after the consummation of our initial public offering if a letter of intent, agreement in principle or definitive agreement has been executed within 18 months after consummation of our initial public offering and the business combination related thereto has not yet been consummated within such 18-month period). However, pursuant to Delaware law, our dissolution requires the affirmative vote of stockholders owning a majority of our then outstanding common stock. Soliciting the vote of our stockholders will require the preparation of preliminary and definitive proxy statements, which will need to be filed with the Securities and Exchange Commission and could be subject to their review. This process could take a substantial amount of time ranging from 40 days to several months.

As a result, the distribution of our assets to the public stockholders could be subject to a considerable delay. Furthermore, we may need to postpone the stockholders meeting, resolicit our stockholders or amend our plan of dissolution and liquidation to obtain the required stockholder approval, all of which would further delay the distribution of our assets and result in increased costs. If we are not able to obtain approval from a majority of our stockholders, we will not be able to dissolve and liquidate and we will not be able to distribute funds from our trust account to holders of our common stock sold in our initial public offering and these funds will not be available for any other corporate purpose. In the event we seek stockholder approval for a plan of dissolution and liquidation and do not obtain such approval, we will nonetheless continue to pursue stockholder approval for our dissolution. However, we cannot predict whether our stockholders will approve our dissolution in a timely manner or will ever approve our dissolution. As a result, we cannot provide our initial stockholders with assurances of a specific timeframe for the dissolution and distribution. If our stockholders do not approve a plan of dissolution and liquidation and the funds remain in the trust account for an indeterminate amount of time, we may be considered to be an investment company.

A stockholder may make a claim against SACI for taking actions inconsistent with its initial public offering prospectus as such stockholder may interpret the requirement that SACI's board of directors determine the fair value of acquisition targets based upon certain standards set forth in SACI's initial public offering prospectus differently than SACI's management interpreted such standards and as a result, SACI may suffer monetary losses.

SACI's prospectus stated that the fair market value of a business to be acquired by SACI would be determined by its board of directors based upon standards generally accepted by the financial community such as actual and potential sales, earnings and cash flow and book value. Although, SACI's board considered these factors, and concluded that the purchase price was fair to SACI, SACI did not determine a specific valuation of Jamba Juice at the time it entered into the merger agreement. Accordingly, a stockholder may make a claim against SACI that it failed to comply with the terms of its initial public offering prospectus when evaluating the acquisition of Jamba Juice Company.

Although SACI would vigorously contest any such claim, it could incur considerable expense in defending such a claim. If SACI were not successful, it would be liable for damages as determined by a court or may have to make payments in connection with settling such claim.

If SACI is deemed to be an investment company, SACI may be required to institute burdensome compliance requirements and its activities may be restricted, which may make it difficult for it to complete a business combination.

In order not to be regulated as an investment company under the Investment Company Act of 1940, or the Investment Company Act, unless SACI can qualify for an exclusion, SACI must ensure that it is engaged primarily in a business other than investing, reinvesting or trading of securities and that its activities do not include investing, reinvesting, owning, holding or trading ‘‘investment securities.’’ SACI's business is to identify and consummate a business combination and thereafter to operate the acquired business or businesses. SACI invests the funds in the trust account only in treasury bills issued by the United States having a maturity of 180 days or less or money market funds meeting the criteria under Rule 2a-7 under the Investment Company Act until it uses them to complete a business combination. By limiting the investment of the funds to these instruments, SACI believes that it will not be considered an investment company under the Investment Company Act. The trust account and the purchase of government securities for the trust account is intended as a holding place for funds pending the earlier to occur of either: (i) the consummation of our primary business objective, which is a business combination, or (ii) absent a business combination, our dissolution, liquidation and distribution of our assets, including the proceeds held in the trust account, as part of our plan of dissolution and liquidation. If we fail to invest the proceeds as described above or if we cease to be primarily engaged in our business as set forth above (for instance, if our stockholders do not approve a plan of dissolution and liquidation and the funds remain in the trust account for an indeterminable amount of time), we may be considered to be an investment company and thus be required to comply with the Investment Company Act.

If SACI is deemed to be an investment company under the Investment Company Act, its activities may be restricted, including:

•	restrictions on the nature of its investments; and

•	restrictions on the issuance of securities;

each of which may make it difficult for it to consummate a business combination. SACI would also become subject to burdensome regulatory requirements, including reporting, record keeping, voting, proxy and disclosure requirements and the costs of meeting these requirements would reduce the funds it has available outside the trust account to consummate a business combination.

If third parties bring claims against us, the proceeds held in the trust account could be reduced and the per share liquidation price received by stockholders could be less than $7.61 per share.

Our placing of funds in the trust account may not protect those funds from third party claims against us. Pursuant to Delaware General Corporation Law Sections 280 and 281, upon our dissolution we will be required to pay or make reasonable provision to pay all claims and obligations of the corporation, including all contingent, conditional or unmatured claims. While we intend to pay those amounts from our funds not held in trust, we do not believe those funds will be sufficient to cover such claims and obligations. Although we seek to have all vendors, prospective target businesses or other entities with which we execute valid and enforceable agreements waive any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of our public stockholders, there is no guarantee that they execute such agreements, or even if they execute such agreements that they would be prevented from bringing claims against the trust account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility and other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with a claim against our assets, including the funds held in the trust account. To date, we have received such an agreement from Jamba Juice Company and each of our vendors except Merrill Corp. (approximately $125,000 currently owed), Automated Data Processing, Inc. (approximately $1,200 currently owed), Depository Trust Company (approximately $500 currently owed), Marsh USA (approximately $56,000 currently owed), Rothstein Kass CPA (approximately $40,000 currently owed), and Morrow & Co. (approximately $7,000 to be paid at closing). As stated throughout this proxy statement, our initial directors and officers have agreed to indemnify us for claims by vendors who have not executed an enforceable waiver and, accordingly, those officers and directors are obligated to indemnify the trust against any claims made by the vendors listed above.

In addition, although our initial directors and officers have agreed to indemnify us for claims by any vendor that is owed money by us for services rendered or products sold to us, to the extent that such claims reduce the amounts in the trust fund to be distributed to the public stockholders upon our dissolution and liquidation, this indemnification is limited to claims by vendors that do not execute a valid and enforceable waiver of all rights, title, interest, and claim of any kind in or to the monies held in the trust account. The indemnification provided by our directors and officers would not cover claims by target businesses or other entities and vendors that execute such waivers nor claims related to torts, such as if someone were to be injured on our premises, securities litigation or franchise and income tax liabilities which assuming a liquidation date of June 30, 2007, will be an estimated $400,000. Except with respect to the approximate $400,000 of franchise and income tax liabilities, we are not aware of any other claims of the type described above nor any basis for any such claim and, as of September 30, 2006, there is approximately $185,000 of cash outside of the trust account. Based on representations made to us by our initial directors and officers, we currently believe that they are of substantial means and capable of funding a shortfall in our trust account to satisfy their foreseeable indemnification obligations, however, the indemnification may be limited as we have not asked them to reserve for such an eventuality. The indemnification obligations may be substantially higher than our directors and officers currently foresee or expect and/or their financial resources may deteriorate in the future which could also act as a limitation on this indemnification. Hence, we cannot assure you that our initial directors and officers will be able to satisfy those obligations or that the proceeds in the trust account will not be reduced by such claims. Furthermore, creditors may seek to interfere with the distribution of the trust account pursuant to federal or state creditor and bankruptcy laws, which could delay the actual distribution of such funds or reduce the amount ultimately available for distribution to our public stockholders. If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, the funds held in our trust account will be subject to applicable bankruptcy law and may be included in our bankruptcy estate and subject to claims of third parties with priority over the claims of our public stockholders. To the extent bankruptcy claims deplete the trust account, we cannot assure you we will be able to return to our public stockholders the liquidation amounts due to them. Accordingly, the actual per share amount distributed from the trust account to our public stockholders could be significantly less than approximately $7.61 per share, without taking into account interest earned on the trust account, due to claims of creditors. Any claims by creditors could cause additional delays in the distribution of trust funds to the public stockholders beyond the time periods required to comply with Delaware General Corporation Law procedures and federal securities laws and regulations. As discussed herein, if the merger is not consummated, it is more likely than not that SACI wil be forced to dissolve and liquidate. In such event, it is more likely than not that the amount distributed to our public stockholders will be less than $7.61 per share.

Our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them.

We have agreed with the trustee to promptly adopt a plan of dissolution and liquidation and initiate procedures for our dissolution and liquidation if we do not complete a business combination within 18 months after the consummation of this offering (or within 24 months after the consummation of this offering if a letter of intent, agreement in principle or definitive agreement is executed within 18 months after the consummation of this offering and the business combination relating thereto is not consummated within such 18-month period). Under the Delaware General Corporation Law, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If we complied with certain procedures set forth in Section 280 of the Delaware General Corporation Law intended to ensure that we make reasonable provision for all claims against us, including a 60-day notice period during which any third-party claims can be brought against us, a 90-day period during which we may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of a stockholder with respect to a liquidating distribution would be limited to the lesser of such stockholder's pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is our intention to make liquidating distributions to our stockholders as soon as reasonably possible after dissolution and, therefore, we do not intend to comply with those procedures. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them in a dissolution and any such liability of our stockholders will likely extend beyond the third anniversary of such dissolution. Accordingly, we cannot assure you that third parties will not seek to recover from our public stockholders amounts owed to them by us.

Results of operations may be volatile as a result of the impact of fluctuations in the fair value of SACI's outstanding warrants from quarter to quarter.

SACI's outstanding warrants are classified as derivative liabilities and therefore, their fair values are recorded as derivative liabilities on SACI's balance sheet. Changes in the fair values of the warrants will result in adjustments to the amount of the recorded derivative liabilities and the corresponding gain or loss will be recorded in SACI's statement of operations. SACI is required to assess these fair values of its derivative liabilities each quarter and as the value of the warrants is quite sensitive to changes in the market price of SACI's stock, among other things, fluctuations in such value could be substantial and could cause SACI's results to not meet the expectations of securities analysts and investors. Even if the merger is consummated, these fluctuations will continue to impact SACI's results of operations as described above for as long as the warrants are outstanding.

Risks Relating to the Proposed Private Placement Financing

SACI will issue shares of its capital stock to complete the merger with Jamba Juice Company, which will reduce the equity interest of its stockholders.

Without taking into account the approval of the amendment to our certificate of incorporation as discussed in Proposal 4, the certificate of incorporation authorizes the issuance of up to 70,000,000 shares of common stock, par value $.001 per share, and 1,000,000 shares of preferred stock, par value $.001 per share. After the initial public offering and the exercise of the underwriters’ over-allotment option, there are 30,250,000 authorized but unissued shares of our common stock available for issuance (after appropriate reservation for the issuance of shares upon full exercise of our outstanding warrants and exercise of the underwriter purchase option to purchase 750,000 units) and all of the 1,000,000 shares of preferred stock available for issuance. In connection with the proposed financing we will issue 30,879,999 additional shares of our common stock at a price of $7.50 per share before expenses. The issuance of such additional shares of our common stock:

•	will significantly reduce the percentage of ownership of our current stockholders;

•	is likely to be done at a price per share less than the quoted price per share at the time of the vote; and

•	may adversely affect prevailing market prices for our common stock.

The sale and issuance of additional shares of common stock pursuant to the proposed financing may have an adverse effect on the market price of our common stock.

To the extent we issue shares of common stock in the proposed financing, and the potential for the issuance of substantial numbers of additional shares upon exercise of currently outstanding warrants, when exercised, will increase the number of issued and outstanding shares of our common stock and could have an adverse effect on the market price for our securities or on our ability to obtain future public financing. If and to the extent these shares are issued and the warrants are exercised, you may experience dilution to your holdings.

The American Stock Exchange may delist our securities from quotation on its exchange which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our securities are listed on the American Stock Exchange, a national securities exchange, and have been since the consummation of the initial public offering. We cannot assure you that our securities will continue to be listed on the American Stock Exchange in the future. Additionally, in connection with the merger with Jamba Juice Company, the American Stock Exchange may require us to file a new initial listing application and meet its initial listing requirements as opposed to its more lenient continued listing requirements. We cannot assure you that we will be able to meet those initial listing requirements at that time.

If the American Stock Exchange delists our securities from trading on its exchange, we could face significant material adverse consequences including:

•	a limited availability of market quotations for our securities;

•	a determination that our common stock is a ‘‘penny stock’’ which will require brokers trading in our common stock to adhere to more stringent rules and possibly resulting in a reduced level of trading activity in the secondary trading market for our common stock;

•	a limited amount of news and analyst coverage for our company; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as ‘‘may,’’ ‘‘expect,’’ ‘‘anticipate,’’ ‘‘contemplate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘intends,’’ and ‘‘continue’’ or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other ‘‘forward-looking’’ information.

SACI believes it is important to communicate its expectations to its stockholders. However, there may be events in the future that SACI or Jamba Juice Company is not able to accurately predict or over which SACI or Jamba Juice Company have no control. The risk factors and cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by SACI or Jamba Juice Company in their forward-looking statements, including among other things:

•	the number and percentage of SACI stockholders voting against the merger proposal;

•	changing interpretations of generally accepted accounting principles;

•	outcomes of government reviews, inquiries, investigations and related litigation;

•	continued compliance with government regulations;

•	legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Jamba Juice Company is engaged;

•	statements about industry trends;

•	general economic conditions; and

•	geopolitical events and regulatory changes.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to SACI, Jamba Juice Company or any person acting on either party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, SACI and Jamba Juice Company undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before you grant your proxy or instruct how your vote should be cast or vote on the approval of the merger you should be aware that the occurrence of the events described in the ‘‘Risk Factors’’ section and elsewhere in this proxy statement could have a material adverse effect on SACI or Jamba Juice Company upon completion of the merger.

THE SACI SPECIAL MEETING

The SACI Special Meeting

SACI is furnishing this proxy statement to you as part of the solicitation of proxies by the SACI board of directors for use at the special meeting in connection with the proposed merger, the financing, the adoption of a stock option plan, and the amendment to our certificate of incorporation. This proxy statement provides you with the information you need to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place

The special meeting will be held at 10:00 a.m., Eastern Time, on November 28, 2006, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, 25th Floor, New York, New York 10017, to vote on each of the merger, the financing, the adoption of a stock option plan, and the amendment to our certificate of incorporation proposals.

Purpose of the Special Meeting

At the special meeting, the holders of SACI common stock are being asked to:

•	approve the merger with Jamba Juice Company pursuant to an Agreement and Plan of Merger (as amended) by and among SACI, JJC Acquisition Company and Jamba Juice Company by means of a merger after which Jamba Juice Company will become a wholly-owned subsidiary of SACI;

•	approve the issuance of 30,879,999 shares of common stock at $7.50 per share in a private placement financing for the purposes of raising gross proceeds of approximately $231,600,000, and net proceeds of approximately $224,850,000 after the payment of certain fees, substantially all of which will be used as a portion of the consideration required to acquire Jamba Juice Company, as well as working capital and expansion capital;

•	approve the adoption of the 2006 Employee, Director and Consultant Stock Plan; and

•	approve the amendment of SACI’s certificate of incorporation to (i) increase the number of authorized shares of common stock of SACI from 70,000,000 to 150,000,000 shares and (ii) change the name of ‘‘Services Acquisition Corp. International’’ to ‘‘Jamba, Inc.’’

The SACI board of directors:

•	has unanimously determined that the merger, the financing, the adoption of a stock option plan, and the amendment to our certificate of incorporation proposals are fair to, and in the best interests of, SACI and its stockholders;

•	has determined that the consideration to be paid by SACI in connection with the merger with Jamba Juice Company is fair to our current stockholders from a financial point of view and the fair market value of Jamba Juice Company is equal to or greater than 80% of the value of the net assets of SACI;

•	has unanimously approved and declared advisable the merger, the financing, the adoption of a stock option plan, and the amendment to our certificate of incorporation proposals; and

•	unanimously recommends that the holders of SACI common stock vote ‘‘FOR’’ the proposal to approve the merger with Jamba Juice Company, ‘‘FOR’’ the proposal to approve the issuance of 30,879,999 shares of common stock at $7.50 per share in connection with a private placement financing, ‘‘FOR’’ the approval of the 2006 Employee, Director and Consultant Stock Plan and ‘‘FOR’’ the approval of SACI’s certificate of incorporation in order to increase the number of SACI’s authorized shares of common stock and change its name to ‘‘Jamba, Inc.’’

Record Date; Who is Entitled to Vote

The Record Date for the special meeting is October 24, 2006. Record holders of SACI common stock at the close of business on the Record Date are entitled to vote or have their votes cast at the special meeting. On the Record Date, there were 21,000,000 outstanding shares of SACI common stock.

Each share of SACI common stock is entitled to one vote per share at the special meeting.

Any shares of SACI common stock purchased prior to the initial public offering will be voted in accordance with the majority of the votes cast at the special meeting. The holders of common stock acquired in SACI’s public offering or afterwards are free to vote such shares, as they see fit.

SACI’s issued and outstanding warrants do not have voting rights and record holders of SACI warrants will not be entitled to vote at the special meeting.

Voting Your Shares

Each share of SACI common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of SACI common stock that you own.

There are two ways to vote your shares of SACI common stock at the special meeting:

•	You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your ‘‘proxy,’’ whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted, as recommended by the SACI board, ‘‘FOR’’ the approval of the merger proposal, ‘‘FOR’’ approval of the financing proposal, ‘‘FOR’’ the approval of the stock option plan proposal and ‘‘FOR’’ approval of the amendment to the certificate of incorporation proposal.

•	You can attend the special meeting and vote in person. SACI will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way SACI can be sure that the broker, bank or nominee has not already voted your shares.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your SACI common stock, you may call Thomas Aucamp at (954) 713-1190.

No Additional Matters May Be Presented at the Special Meeting

This special meeting has been called only to consider the approval of the merger, financing, stock option plan and amendment to certificate of incorporation proposals. Under SACI’s bylaws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the special meeting if they are not included in the notice of the meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	You may send another proxy card with a later date;

•	You may notify Thomas Aucamp, addressed to SACI, in writing before the special meeting that you have revoked your proxy; and

•	You may attend the special meeting, revoke your proxy, and vote in person.

Vote Required

The approval of the merger with Jamba Juice Company and the transactions contemplated by the Agreement and Plan of Merger will require the affirmative vote of a majority of the shares of SACI’s common stock issued in its initial public offering that are present in person or by proxy and entitled to vote at the special meeting.

If you abstain from voting, it will (i) have the same effect as a vote against the merger proposal but will not have the effect of converting your shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of SACI’s initial public offering are held, unless an affirmative election voting against the proposal is made and an affirmative election to convert such shares of common stock is made on the proxy card; (ii) have the same effect as a vote against the approval of the financing proposal; (iii) have the same effect as a vote against the approval of the stock option plan; and (iv) be treated as a vote against the approval of the amendment to the certificate of incorporation proposal.

A failure to vote by not returning a signed proxy card will have no impact upon the approval of the matters referred to in (i), (ii) and (iii) above, but, as the amendment to the certificate of incorporation requires a majority of all outstanding shares of common stock, will have the effect of a vote against such amendment. Failure to vote will not have the effect to converting your shares into a pro rata portion of the trust account.

Abstentions and Broker Non-Votes

If your broker holds your shares in its name and you do not give the broker voting instructions, under the rules of the NASD, your broker may not vote your shares on the proposals to approve the merger with Jamba Juice Company pursuant to the agreement and plan of merger and to approve the adoption of the stock option plan. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a ‘‘broker non-vote.’’ Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum.

Conversion Rights

Any stockholder of SACI holding shares of common stock issued in SACI’s initial public offering who votes against the merger proposal may, at the same time, demand that SACI convert his shares into a pro rata portion of the trust account. If so demanded, SACI will convert these shares into a pro rata portion of funds held in a trust account, which consist of the approximately $131,238,861, as of September 30, 2006, of net proceeds from the initial public offering deposited into the trust account, plus interest earned thereon after such date, if the merger is consummated. If the holders of 20%, or 3,450,000, or more shares of common stock issued in SACI’s initial public offering vote against the merger proposal and demand conversion of their shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of SACI’s initial public offering are held, SACI will not be able to consummate the merger. Based on the amount of cash held in the trust account as of September 30, 2006, without taking into account any interest accrued after such date, you will be entitled to convert each share of common stock that you hold into approximately $7.61 per share. If the merger is not consummated, SACI will continue to search for a business combination. However, SACI will be liquidated if (i) it does not consummate a business combination by January 6, 2007, or, (ii) if a letter of intent, agreement in principle or definitive agreement is executed, but not consummated, by January 6, 2007, then by July 6, 2007. In any liquidation, the net proceeds of SACI’s initial public offering held in the trust account, plus any interest earned thereon, will be distributed on a pro rata basis to the holders of SACI’s common stock who purchased their shares in SACI’s initial public offering or thereafter.

If you exercise your conversion rights, then you will be exchanging your shares of SACI common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the closing date of the merger and then tender your stock certificate to SACI. The closing price of SACI’s common stock on November 7, 2006, the most recent trading day practicable before the printing of this proxy statement, was $10.73 and the amount of cash held in the trust account is approximately $131,238,861 as of September 30, 2006, plus interest accrued thereon after such date. If a SACI stockholder would have elected to exercise his conversion rights on such date, then he would have been entitled to receive $7.61 per share, plus interest accrued thereon subsequent to such date. Prior to exercising conversion rights, SACI stockholders should verify the market price of SACI’s common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights. As of November 7, 2006, the market price of $10.73 per share was substantially higher than the amount which would be received upon conversion.

Solicitation Costs

SACI is soliciting proxies on behalf of the SACI board of directors. This solicitation is being made by mail but also may be made by telephone or in person. SACI and its respective directors and officers may also solicit proxies in person, by telephone or by other electronic means, and in the event of such solicitations, the information provided will be consistent with this proxy statement and enclosed proxy card. These persons will not be paid for doing this. SACI will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy statement materials to their principals and to obtain their authority to execute proxies and voting instructions. SACI will reimburse them for their reasonable expenses. SACI has engaged Morrow & Co., or Morrow, to solicit proxies for the special meeting. SACI is paying Morrow approximately $7,000 for solicitation services, which amount includes a $5,000 fixed solicitation fee and a per call fee estimated in the aggregate to be equal to $2,000.

Stock Ownership

SACI’s initial stockholders, including all its officers and directors and their affiliates, who purchased or received shares of common stock prior to SACI’s initial public offering and as of the record date, own an aggregate of approximately 17.8% of the outstanding shares of SACI common stock. All of such stockholders have agreed to vote such shares acquired prior to the public offering in accordance with the vote of the majority in interest of all other SACI stockholders on the acquisition proposal.

Based solely upon information contained in public filings, as of the Record Date, the following stockholders beneficially own greater than five (5%) percent of SACI’s issued and outstanding common stock as such amounts and percentages are reflected in the public filings of such stockholder:

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Common Stock
FMR Corp.(2)	1,807,300	8.6%
John A. Griffin (3)	1,490,000	7.1%
Steven R. Berrard (4)(5)	1,187,535	5.6%
Thomas E. Aucamp (5)(6)	712,493	3.3%
Thomas C. Byrne (5)(6)	712,493	3.3%
I. Steven Edelson (5) (8) (9)	712,493	3.3%
Nathaniel Kramer (5)(7)(9)	712,493	3.3%
Cris V. Branden (5)(10)(11)	178,124	*
Richard L. Handley (5)(10)(11)	178,123	*
All directors and executive officers as a group (7 individuals)	4,393,754	20.0%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is 401 East Olas Blvd, Suite 1140, Fort Lauderdale, Florida 33301.

(2)	May be deemed to be controlled by Edward C. Johnson, III and members of his family. The business address of FMR Corp. is 82 Devonshire St., Boston, MA 02109.

(3)	Includes 923,800 shares owned by Blue Ridge Capital Holdings LLC and 566,200 shares owned by Blue Ridge Capital Offshore Holdings LLC. Mr. Griffin is the Managing Member of Blue Ridge Capital Holdings LLC and Blue Ridge Capital Offshore Holdings LLC, and in that capacity directs their operations. Blue Ridge Capital Holdings LLC is the general partner of Blue Ridge Limited Partnership and has the power to direct the affairs of Blue Ridge Limited Partnership, including decisions respecting the receipt of dividends from and the proceeds from the sale of common stock. Blue Ridge Capital Offshore Holdings LLC is the general partner of Blue Ridge Offshore Master Limited Partnership and has the power to direct the affairs of Blue Ridge Offshore Master Limited Partnership, including decisions respecting the receipt of dividends from and the proceeds from the sale of common stock. The business address for this individual is 660 Madison Avenue, 20 th Floor, New York, New York 10021. The foregoing information was derived from a Schedule 13G, as filed with the Securities and Exchange Commission on February 3, 2006.

(4)	Mr. Berrard is our Chairman of the Board and Chief Executive Officer. The share amount includes warrants to purchase 250,000 shares of common stock at $6.00 per share.

(5)	Each of these individuals is a director.

(6)	Mr. Aucamp is our Vice President and Secretary. The share amount includes warrants to purchase 150,000 shares of common stock at $6.00 per share.

(7)	The share amount includes warrants to purchase 150,000 shares of common stock at $6.00 per share.

(8)	Includes 562,493 shares owned by The Edelson Family Trust, which is a trust established by Mr. Edelson for the benefit of his spouse and descendants, of which Mr. Edelson is the trustee. Mr. Edelson is our Vice Chairman and Vice President. The share amount includes warrants to purchase 150,000 shares of common stock at $6.00 per share.

(9)	The business address for this individual is c/o Mercantile Capital Partners, 1372 Shermer Road, Northbrook, Illinois 60062.

(10)	The business address for this individual is 450 East Olas Blvd, Suite 1500, Fort Lauderdale, Florida 33301.

(11)	The share amount includes warrants to purchase 37,500 shares of common stock at $6.00 per share.

PROPOSAL 1
THE MERGER PROPOSAL

The discussion in this proxy statement of the merger and the principal terms of the Agreement and Plan of Merger dated March 10, 2006 (as amended), or merger agreement, by and among SACI, Merger Sub and Jamba Juice Company, is subject to, and is qualified in its entirety by reference to, the Agreement and Plan of Merger. A copy of the Agreement and Plan of Merger (and the amendments dated August 29, 2006 and November 6, 2006) are attached as ‘‘Annex A’’ to this proxy statement and is incorporated in this proxy statement by reference.

General Description of the Merger

Pursuant to the Agreement and Plan of Merger, SACI will acquire 100% of the issued and outstanding securities of Jamba Juice Company.

Background of the Merger

The terms of the merger agreement are the result of arm’s-length negotiations between representatives of SACI and Jamba Juice Company. The following is a brief discussion of the background of these negotiations, the merger and related transactions.

SACI was incorporated in Delaware on January 6, 2005, as a blank check company formed to serve as a vehicle for the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination with a then currently unidentified operating business.

A registration statement for SACI’s initial public offering was declared effective on June 29, 2005. On July 6, 2005, SACI consummated its initial public offering of 15,000,000 units and on July 7, 2005, consummated the closing of an additional 2,250,000 units that were subject to the underwriters’ over-allotment option. Each unit consists of one share of common stock and one redeemable common stock purchase warrant. Each warrant expires on June 28, 2009, or earlier upon redemption, and entitles the holder to purchase one share of our common stock at an exercise price of $6.00 per share. The common stock and warrants started trading separately as of July 28, 2005.

The net proceeds from the sale of the SACI units were approximately $127,837,468. Of this amount, $126,720,000 was deposited in trust and, in accordance with SACI’s amended and restated certificate of incorporation, will be released either upon the consummation of a business combination or upon the liquidation of SACI. The remaining $1,117,468 was held outside of the trust for use to provide for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.  As of September 30, 2006, approximately $131,238,861 was held in deposit in the trust account.

During the period from August 2005 through March 2006, SACI was involved in sourcing and evaluating prospective businesses regarding potential business combinations.

Given the background and affiliations of SACI's officers and directors, this activity was a constant occurrence.

SACI attempted to source opportunities both proactively and reactively, and given the mandate to find a suitable business combination partner, did not limit itself to any one industry or transaction structure (i.e. % of cash vs. % of stock issued to seller, straight merger, corporate spin-out or management buy-out). Proactive sourcing involved SACI management, among other things:

•	initiating conversations, whether it be via phone, e-mail or other means and whether directly or via their major shareholders, with third-party companies they believed may make attractive combination partners;

•	attending conferences or other events to meet prospective business combination partners;

•	contacting professional service providers (lawyers, accountants, consultants and bankers);

•	utilizing their own network of business associates and friends for leads;

•	working with third-party intermediaries, including investment bankers;

•	inquiring of business owners, including private equity firms, of their interest in selling their business or having; and

•	engaging ‘‘finder's’’ with whom SACI entered into success-fee based engagement letters.

Reactive sourcing involved fielding inquiries or responding to solicitations by either (i) companies looking for capital or investment alternatives, or (ii) investment bankers or other similar professionals who represented a company engaged in a sale or fund-raising process.

The efforts of the officers and directors of SACI often were thematic, with one of the board members taking special interest in a particular topic or industry sector (the warranty space for example) and researching that industry via publicly available documents or information supplied by third parties. In certain instances that may have even included a presentation to the entire board of directors that highlighted the particular industry, profiled companies which might be attractive business combination candidates and provided valuation multiples for companies in the sector.

Prior to signing the Agreement and Plan of Merger with Jamba Juice Company, SACI considered numerous companies and industries at different levels and signed six separate non-disclosure agreements, as well as three written ‘‘finder fee’’ agreements, although none of which resulted in SACI extending an acquisition offer.

Based on their experience in sourcing investment opportunities, the SACI management team would characterize the competition for quality companies to be competitive and that a company which SACI may have believed to have been a suitable business combination partner would typically have several alternatives to choose from, including remaining independent or selling itself to a third party, as well as sourcing capital either privately or publicly. Additionally, in many cases, SACI management had to spend time educating a prospective business combination partner about ‘‘special purpose acquisition companies’’ and explain, from SACI management’s perspective, the benefits SACI may be able to offer versus other alternatives they may be considering. Prior to Jamba Juice Company, none of these discussions concerning potential business combination partners led to an offer by SACI.

Jamba Juice Company has, from time to time since its inception, explored potential strategic transactions. In early 2005, Jamba Juice Company received an unsolicited indication of interest to acquire Jamba Juice Company from a strategic buyer (‘‘Initial Potential Strategic Buyer’’). In response, the Jamba Juice Company Board of Directors established a strategic planning committee comprised of three disinterested directors to evaluate that indication of interest and to analyze Jamba Juice Company’s other strategic alternatives. The special committee then considered several candidates to provide financial advisory services and to assist Jamba Juice Company in considering strategic alternatives. As a result of that process, on July 29, 2005 the special committee engaged Piper Jaffray & Co., or Piper, as its exclusive financial advisor. Since that time, with the assistance of Jamba Juice Company’s outside legal counsel, Piper and the special committee analyzed all potential strategic alternatives available to Jamba Juice Company, including an Initial Public Offering of Jamba Juice Company’s stock (‘‘IPO’’), leveraged recapitalization transactions, acquisition transactions and the continued execution of Jamba Juice Company’s strategic plan. With respect to the acquisition alternative, Jamba Juice Company requested that Piper approach a targeted group of strategic and financial potential buyers. Jamba Juice Company prepared a Confidential Information Memorandum to facilitate those discussions. In August 2005 and over the course of the following three months, Piper approached a select group of potential strategic buyers, including the Initial Potential Strategic Buyer, and potential financial buyers to initiate discussions, which group did not include SACI. On November 10, 2005, the Jamba Juice Company Board of Directors held a meeting at which Piper presented an update of the process to date. At the meeting, Piper reported that, from the time of Piper’s initial engagement through the end of November 2005, it had contacted eleven potential buyers and delivered the Confidential Information Memorandum to six such potential buyers. The Jamba Juice Company Board of Directors then discussed the next potential steps, including expanding the process and pursuing an IPO in 2007 or 2008. Finally, the Jamba Juice Company Board of Directors instructed Piper to expand the sales process to include other potential strategic and financial buyers, while the Jamba Juice Company Board of Directors continued to evaluate the other strategic alternatives.

On January 27, 2006, Messrs. Steven Berrard and Thomas Byrne met with Mr. Greg Baty at a Swisher Hygiene franchise convention in Las Vegas. Messrs. Berrard and Byrne are members of the board of directors of Swisher Hygiene and have a financial interest in such company. Mr. Baty was a franchisee of Blockbuster Entertainment Corporation at the same time when Messrs. Berrard and Byrne were part of Blockbuster’s senior management team, and was currently exploring the possibility of becoming a franchisee of Swisher Hygiene. Mr. Baty is also a current Jamba Juice Company franchisee, operating five franchise stores in Phoenix, AZ. During the conversation Mr. Baty mentioned that Jamba Juice Company might be looking for capital or exploring strategic alternatives. Messrs. Berrard and Byrne then asked if Mr. Baty could introduce them to the CEO of Jamba Juice Company. Mr. Baty agreed to provide such an introduction, and stated that he was already scheduled to meet with the CEO of Jamba Juice Company, Paul Clayton, during the following week. Until this period, neither SACI, nor any member of SACI management was aware that Jamba Juice Company was exploring a sale (as other financing alternatives), had any discussions or met with Jamba Juice Company or its representatives.

On January 30, 2006 Mr. Baty contacted Mr. Clayton regarding a potentially interesting financing vehicle (SACI) for Jamba Juice Company. Based on that call, Mr. Baty asked SACI to prepare background information on SACI that he could provide Mr. Clayton on Wednesday February 1, 2006. Mr. Thomas Aucamp provided Mr. Baty background information on SACI on Thursday January 31, 2006  and SACI began its due diligence review of Jamba Juice Company using publicly available information and by visiting store locations.

Mr. Baty and Mr. Clayton met on February 1, 2006 to discuss franchise matters unrelated to SACI. During the meeting, Mr. Baty provided Mr. Clayton the background information on SACI and discussed SACI’s management team. Mr. Clayton indicated that Jamba Juice Company would be interested in learning more about SACI and speaking with SACI management.

On February 2, 2006 Mr. Baty notified Mr. Aucamp of Jamba Juice Company’s interest in further discussions. On February 3, 2006 Messrs. Byrne and Aucamp had a call with Mr. Clayton, Donald D. Breen, Jamba Juice Company’s CFO, Mr. Baty and John Twichell of Piper Jaffray & Co. During the call, Messrs. Byrne and Aucamp discussed the structure of SACI, the experience of the SACI management team and why SACI may be an attractive partner with which to continue discussions. Based on the call, the parties decided to negotiate a confidentiality agreement and exchange due diligence materials. Subsequently, Piper Jaffray & Co. sent Mr. Aucamp a confidentiality agreement for signature. Mr. Aucamp returned the confidentiality agreement with proposed changes, which were subsequently negotiated and incorporated into a final confidentiality agreement that was signed by SACI and Jamba Juice Company on February 4, 2006. On the same day SACI received due diligence materials on Jamba Juice Company from Piper Jaffray & Co., and SACI continued its due diligence review.

On February 6, 2006 Mr. Aucamp provided Piper Jaffray & Co. with an additional list of due diligence materials that SACI needed for its analysis of Jamba Juice Company. The parties then scheduled a Jamba Juice Company management presentation in San Francisco for February 8, 2006. On February 7, 2006 Piper Jaffray & Co. provided Mr. Aucamp with a list of questions that they would like SACI management to address in the upcoming management presentations.

On February 8, 2006 Messrs. Berrard, Byrne and Aucamp met with Messrs. Clayton and Breen and representatives of Piper Jaffray & Co. at Jamba Juice Company’s San Francisco headquarters. Mr. Clayton discussed Jamba Juice Company and its prospects, and answered questions posed by Messrs. Berrard, Byrne and Aucamp. Messrs. Berrard, Byrne and Aucamp discussed SACI and addressed the questions raised by Messrs. Clayton and Breen, as well as the questions previously provided by Piper Jaffray & Co. In addition, Messrs. Byrne and Aucamp toured additional Jamba Juice Company locations in the area, including a newly developed store-in-store format.

After receiving additional due diligence information from Jamba Juice Company, SACI continued its due diligence investigation and began to evaluate the effects that additional capital may have on the growth potential of the business. Jamba Juice Company had not raised equity capital since 2001 and its growth of store units over the past several years had been financed primarily from cash from operations as well as a line of credit; SACI’s belief was that additional equity capital may (i) allow for accelerated development of new Jamba Juice Company stores, (ii) improve Jamba Juice Company’s negotiating position with potential landlords for new sites who prefer tenants to have a strong balance sheet, and (iii) potentially discourage companies which may consider competing with Jamba Juice Company.

On February 13, 2006 the Board of Directors of SACI met to discuss Jamba Juice Company as well as other potential opportunities that SACI was evaluating. The Board of Directors decided that, based on the information available at that time, the Jamba Juice Company opportunity would be the most attractive to the shareholders of SACI.

On February 15, 2006, Messrs. Berrard, Byrne and Aucamp met with the Board of Directors of Jamba Juice Company. In the meeting Messrs. Berrard, Byrne and Aucamp provided an overview of SACI, discussed the benefits of a transaction with SACI and highlighted the opportunities that it saw for Jamba Juice Company moving forward. SACI also discussed, on a preliminary basis, the general structure that SACI had proposed for a potential transaction, including total consideration of $265 million less estimated indebtedness and transaction costs and expenses of $22 million at that time, 60% of which would be paid in cash and 40% in SACI stock, and requested a two week period to conduct its confirmatory due diligence, deliver a draft definitive merger agreement and raise additional capital of approximately $60 million. The additional capital would augment the SACI trust balance of approximately $129 million and fund the approximately $145 million cash component of the potential transaction (60% of the estimated $265 million less estimated indebtedness) and provide a post-closing cash balance of approximately $50 million, which SACI believed would provide the benefits listed above (accelerated development of Jamba Juice Company stores, negotiation position with potential landlords, and discourage potential competitors).

On February 16, 2006 Mr. Clayton informed Mr. Berrard that the Board of Directors of Jamba Juice Company had approved SACI for a non-exclusive two week due diligence period. After this call, both SACI and Jamba Juice Company instructed their respective counsel, Manatt Phelps, LLP and Mintz Levin, et al., respectively, to begin a legal due diligence investigation of the other. SACI also retained third parties to conduct additional confirmatory due diligence on store leases, intellectual property, franchise matters, taxes, systems, internal controls  and accounting matters of Jamba Juice Company.

From February 16, 2006 to February 21, 2006, various telephone conferences were held among SACI’s management, Jamba Juice Company’s management and representatives of Piper Jaffray & Co. regarding due diligence, the business of Jamba Juice Company and the terms of the definitive merger agreement and the other related agreements for the proposed business combination.

SACI and Broadband Capital (the underwriter of SACI’s initial public offering in June 2005) worked together to arrange meetings with potential investors that (i) had a relationship with or previously invested in other companies in which SACI management had been previously involved, and/or (ii) would possibly be interested in investing in the combined company. On February 21, 2006 and February 22, 2006, Messrs. Berrard, Byrne, Aucamp, Clayton, a representative of Piper and representatives of Broadband Capital met with several investors in New York City and Boston to discuss an approximately $60 million financing transaction into SACI to fund a potential merger with Jamba Juice Company.

On February 23, 2006 Mr. Aucamp contacted Mintz Levin and asked them to begin drafting a definitive agreement between SACI and Jamba Juice Company.

From February 23, 2006 to March 5, 2006, additional telephone conferences were held among SACI’s management, Jamba Juice Company’s management and representative of Piper Jaffray & Co. regarding due diligence and the terms of the definitive agreement and the other related agreements for the proposed business combination. During the same period, SACI continued its due diligence process and received reports from third parties conducting due diligence reviews on its behalf.

From March 6, 2006 to March 9, 2006, the board of directors of SACI met several times to discuss the operations of Jamba Juice Company, the results of the due diligence reviews and the terms of the proposed definitive agreement. On March 8, 2006 Mr. Byrne provided the due diligence packages prepared by consultants on SACI’s behalf to the board of directors of SACI.

On March 6, 2006, Messrs. Berrard, Byrne and Aucamp met with Jamba Juice Company management to complete their due diligence review and complete the terms of a definitive merger agreement. In light of the legal and financial due diligence conducted by both parties and their counsel, substantial negotiations took place over the terms of the merger agreement. On March 7, 2006, based on indications of interest from prospective investors, SACI revised the terms of the proposed acquisition to provide that Jamba Juice Company shareholders would receive 100% of the merger proceeds in cash. In addition, SACI management was satisfied from the discussions with the potential investors that they visited on February 21, 2006 and February 22, 2006 that there was sufficient capital available to SACI to support this transaction structure.

From March 6, 2006 through March 10, 2006, SACI’s and Jamba Juice Company’s respective counsel, had several telephone conference calls to negotiate the terms of the merger agreement and related agreements. On March 8, 2004, SACI’s board of directors met again to discuss the proposed merger and related transactions.

On March 10, 2006, the SACI board of directors met again to authorize the merger with Jamba Juice Company. SACI counsel, Mintz Levin, et al. reviewed the terms of merger agreement and related agreements, and answered questions directed by members of the SACI board of directors. During the meeting SACI’s board of directors also discussed the option of obtaining a fairness opinion for the proposed merger. The SACI board of directors decided not to obtain such an opinion before signing the merger agreement based on its belief that its directors had the skill and experience to properly evaluate the fairness of a proposed transaction. In addition, the SACI board of directors considered the factors that SACI had a limited time frame within which to negotiate a definitive agreement and to review the detailed work of its consultants, in its determination not to obtain a fairness opinion prior to the signing of the merger agreement. The SACI board of directors did agree to reconvene and evaluate the benefits of obtaining a fairness opinion after the signing of the merger agreement. The SACI board of directors then unanimously approved the merger and related transactions. While no one factor determined the final agreed upon consideration in the merger, SACI’s board of directors again reviewed various industry and financial data, including certain valuation analyses and metrics compiled by SACI and its consultants, in order to determine that the consideration to be paid to the shareholders of Jamba Juice Company was reasonable and that the merger was in the best interests of SACI’s stockholders.

On March 10, 2006, the Jamba Juice Company board of directors met again to authorize a merger with SACI. The Jamba Juice Company board was joined by Jamba Juice Company counsel, Manatt Phelps and representatives of Piper Jaffray & Co. Jamba Juice Company ‘s board of directors unanimously approved the merger and related transactions.

On March 10, 2006, SACI and Jamba Juice Company entered into the merger agreement and related agreements.

The Initial Potential Strategic Buyer is not associated with the merger, the private placement financing, or SACI in any manner, directly or indirectly. When the Jamba Juice Company board of directors considered a leveraged recapitalization transaction as described above, it engaged in discussions with the Benchmark entities. Robert Kagle, a member of the Jamba Juice Company board of directors, may be deemed to control the Benchmark entities and some of the Benchmark entities are current shareholders of Jamba Juice Company. Mr. Kagle and Benchmark Capital Partners IV, L.P. are investors in the private placement financing, but have no affiliation with SACI. Except as described above, Jamba Juice Company did not have any merger discussions with any person or entity which is an investor in the private placement financing or part of SACI management. As described elsewhere herein, certain shareholders of Jamba Juice Company are investors in the private placement financing.

On March 12, 2006 Messrs. Berrard and Byrne met with North Point Advisors, LLC, or North Point, to discuss retaining North Point to render a fairness opinion to SACI.

On March 13, 2006 SACI and Jamba Juice Company and publicly announced their agreement through a joint press release.

On March 14, 2006, Jamba Juice Company sent a letter to its shareholders discussing the merger and seeking the shareholders’ approval and consent for such merger. By March 20, 2006, Jamba Juice Company had received written consents approving the merger from a sufficient number of its shareholders, pursuant to its articles of incorporation and the corporate law of the State of California.

On March 14, 2006, the SACI board of directors met to discuss the merits and benefits of obtaining a fairness opinion including the potentially different interests between members of the SACI board of directors and SACI’s stockholders.

On March 16, 2006, SACI’s board of directors engaged North Point to conduct a fairness opinion review, designed to provide additional information to the stockholders of SACI. On March 21, 2006, North Point delivered a fairness opinion analysis to the SACI’s board of directors. Such opinion is attached hereto as ‘‘Annex E.’’

On March 22, 2006, Jamba Juice Company sent a notice and information statement to all of its shareholders announcing the approval of the merger. No further approval of Jamba Juice Company’s shareholders is required.

As of the date hereof, the merger agreement has been amended on each of August 2, 2006, August 29, 2006 and November 6, 2006, to among other things, provide for an extension of the termination date of the merger agreement which is currently set at December 8, 2006.

Interest of SACI Directors and Officers in the Merger

In considering the recommendation of the board of directors of SACI to vote for the proposals to adopt the merger, you should be aware that certain members of the SACI board have agreements or arrangements that provide them with interests in the merger that differ from, or are in addition to, those of SACI stockholders generally. In particular:

•	if the merger is not approved and SACI fails to consummate an alternative transaction within the time allotted pursuant to its amended and restated certificate of incorporation and SACI is therefore required to liquidate, the shares of common stock and warrants held by SACI’s executives, directors and special advisors will be worthless because SACI’s executives, directors and special advisors are not entitled to receive any of the net proceeds of SACI’s initial public offering that may be distributed upon liquidation of SACI. SACI’s executives, directors and special advisors own a total 3,750,000 shares of SACI common stock that have a market value of $43,875,000 based on SACI’s share price of $11.70 as of March 24, 2006. SACI’s executives, directors and special advisors also own a total 1,000,000 warrants to purchase 1,000,000 shares of SACI common stock that have a market value of $5,250,000 based on SACI’s warrant price of $5.25 as of March 24, 2006. See also page 12 ‘‘Interests of SACI Directors and Officers in the Merger.’’ However, as SACI’s executive officers, directors and special advisors are contractually prohibited from selling their shares of common stock prior to June 28, 2008 during which time the value of the shares may increase or decrease, it is impossible to determine what the financial impact of the merger will be on SACI’s officers and directors; and

•	one of the investors in the currently contemplated private placement financing committing to invest $400,000 is Berrard Holding Limited Partnership, of which Steven R. Berrard, a current director and the Chief Executive Officer of SACI, is the President. Furthermore, a family member of I. Steven Edelson, SACI’s Vice Chairman and Vice President, has committed to investing $50,000 in the currently contemplated private placement financing.

•	It is currently anticipated that both Steven R. Berrard and Thomas Byrne, both of whom are current directors of SACI, will continue as directors of the newly merged company.

SACI's Reasons for the Merger and Recommendation of the SACI Board

The SACI board of directors has concluded that the merger with Jamba Juice Company is in the best interests of SACI's stockholders and that the price to be paid for Jamba Juice Company is fair to

SACI stockholders. The SACI board of directors also concluded that the price to be paid for Jamba Juice Company was at least 80% of the net asset value of SACI. The purchase price for Jamba Juice Company is $265 million, and the net asset value of SACI was $128 million. While the SACI board of directors was aware of the requirement that the purchase price for a potential business combination partner, including Jamba Juice Company, be at least 80% of the net asset value of SACI, it did not believe that an independent analysis was warranted given that the purchase price for Jamba Juice Company is more than two times SACI's net asset value. SACI's stockholders should note that in making the determination that the contemplated acquisition was a favorable one and one that met the requirement that the value of Jamba Juice Company exceeded 80% of the net asset value of SACI, SACI's management did not use all of the alternative valuation methods and analyses associated with traditional fairness opinions. SACI's stockholders should consider the foregoing in determining the extent to which they should rely on SACI's determinations.

During the process leading up to the signing of the merger agreement with Jamba Juice Company, SACI's board of directors also discussed the option of obtaining a fairness opinion of the proposed merger between SACI and Jamba Juice Company. The board of directors decided not to obtain such an opinion before signing the agreement and plan of merger based on its belief that its directors had the skill and experience to properly evaluate the fairness of a proposed transaction. In addition, the board of directors considered the factors that SACI had a limited time frame within which to negotiate a definitive agreement and the detailed work of its consultants, in its determination not to obtain a fairness opinion prior to the signing of the agreement and plan of merger. The board of directors did agree to reconvene and evaluate the benefits of obtaining a fairness opinion after the signing of the agreement and plan of merger for the benefit of SACI's stockholders in determining whether to vote for or against the merger. On March 16, 2006, the board of directors of SACI determined to obtain a fairness opinion, as discussed below.

The SACI board of directors considered a wide variety of factors in connection with its evaluation and recommendation to approve the merger agreement, and its related terms, with Jamba Juice Company. Each member of SACI's board of directors is currently a partner or officer at a private equity or investment holding company and performs business valuations on a regular basis in their positions with their respective organizations. In arriving at its determination to approve the merger agreement with Jamba Juice Company and its terms, including the purchase price, the board of directors of SACI relied on an analysis and/or review of a number of factors, including, but not limited to:

•	Jamba Juice Company's historical financial information;

•	Jamba Juice Company's store economics;

•	the quality and strength of Jamba Juice Company's management team, including its ability to support continued growth and the potential introduction of new product offerings or store formats;

•	the regulatory environment for Jamba Juice Company;

•	the valuation of comparable companies;

•	the valuation of comparable merger/acquisition transactions;

•	Jamba Juice Company's industry dynamics, including the competitive landscape;

•	secular and demographic trends which match nicely with Jamba Juice Company's product offering and brand;

•	the potential to leverage the Jamba Juice Company brand name in new categories;

•	the reports of several outside due diligence consultants retained by SACI to review items including intellectual property, real estate lease terms, risk management/insurance, legal;

•	research reports published by third-parties on the markets and/or companies similar to Jamba Juice Company;

•	the significantly stronger balance sheet reflected in the proposed pro forma capital structure of a combined SACI/Jamba Juice Company post-merger afforded Jamba Juice Company the ability to consider alternative growth strategies that might not otherwise be available to Jamba Juice Company without a substantial capital infusion;

•	acceptance of the purchase price by sophisticated investors in the private placement financing; and

•	management's experience in building, managing and financing consumer branded growth companies, including various relationships or strategies that SACI could bring to bear with Jamba Juice Company to potentially accelerate growth, enter new markets, increase market share, improve profitability and trade at premium multiples relative to its peer group going forward.

In light of the complexity of those factors, the SACI board of directors did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. In addition, individual members of the SACI board of directors may have given different weight to different factors.

The analysis of the SACI board of directors in reaching this conclusion is described in more detail below. In considering the merger, the SACI board gave considerable weight to the following positive factors:

Jamba Juice Company's record of store and revenue growth and high potential for future growth, as well as its historical financial performance

An important criteria to SACI's board of directors in identifying an acquisition target was that the company have strong existing operations, positive and growing EBITDA and have the opportunity for organic growth through market development, incremental marketing, or increases in working capital. SACI's board of directors believes that Jamba Juice Company has in place a strong brand, a proven store format with 532 (at the time of the board's deliberations) locations in 24 states and the District of Columbia and the Bahamas, attractive store economics and the infrastructure for additional growth. Moreover, Jamba Juice Company has experienced growing average unit sales volumes, particular among company owned stores during the preceding years, increasing from approximately $673,000 in fiscal 2001 to approximately $772,000 for the year ended January 2006.

Jamba Juice Company commenced business operations in 1990 and grew its business to $209 million in revenue for the fiscal year ended June 30, 2005. Moreover, the growth in company stores from 179 at June, 2002 to 321 at January, 2006 has been financed primarily by internally generated funds. Of the $74.7 million in cash used in investing activities from June 24, 2002 through January 10, 2006, $61.8 million was provided by cash from operations, while $10.3 million came from financing activities; the remaining $2.6 million came from cash on the balance sheet. Furthermore, cash from operations has increased from $14.4 million in fiscal 2003, when Jamba Juice Company ended the year with 179 company stores, to $28.0 million for the 52 weeks ended January 10, 2006, at which point Jamba Juice Company had 325 company stores. This record of growth was impressive to SACI's board of directors. SACI's board of directors believes that Jamba Juice Company has the ability to continue this rapid rate of growth because opportunities exist to:

•	continue development of new company stores in existing and new markets

•	franchise additional stores domestically with existing franchises and new area developments

•	pursue store development through non-traditional store formats

•	pursue international franchise development opportunities

•	leverage the Jamba Juice Company brand into new areas including the ready-to-drink market.

Possibility to reduce costs as a percentage of revenue by opening more stores and leveraging regional infrastructure

SACI's board of directors believes Jamba Juice Company is positioned to increase profitability over the long term. With the additional capital to be provided through this transaction, Jamba Juice

Company will have the capacity to increase its presence by building additional new stores. Part of Jamba Juice Company's initial growth strategy is to increase store penetration in markets where it currently operates. As revenue increases through store development, SACI's board of directors believes that Jamba Juice Company will be able to spread its corporate overhead across a larger revenue base, reduce freight costs through volume purchasing and procure products less expensively as it gains greater buying and negotiating power with raw material suppliers and distributors. While SACI's board of directors believes that Jamba Juice Company is in a position to increase profitability over the long term, there is no guarantee that Jamba Juice Company's profitability will actually increase and our stockholders should not place undue reliance upon this belief.

The power of the Jamba Juice Company brand and the possibility for that the combined SACI / Jamba Juice Company could trade at a premium multiple going forward

SACI's board of directors believes that certain companies that are focused on creating a brand (e.g. Nike, Starbucks, etc.) as opposed to delivering services under generic labels will continue to provide attractive investment opportunities and deserve premium valuation multiples going forward reflecting their enhanced brand recognition. In addition, the SACI board of directors believes that companies that can attract and meet the growing needs and desires of the 78 million aging baby boomers, as well as the Gen Y’’ population, are attractive, particularly those with an emphasis on providing health and wellness’’ alternatives to the customer. SACI's board of directors believes that Jamba Juice Company's brand is well positioned at the convergence of several industry and consumer trends including the demand for convenience, healthy living trends, increased usage of energy drinks, demand for premium, nutritious and flavorful product offering and on-the-go’’ lifestyles. In reaching this conclusion, SACI's board of directors relied on their cumulative experience in evaluating and operating business concepts and Jamba Juice Company research regarding consumer awareness of the Jamba Juice brand.

The experience of Jamba Juice Company's management

Another important criteria to SACI's board of directors in identifying an acquisition target was that the company must have a seasoned management team with specialized knowledge of the markets within which it operates and the ability to lead a growth company. Jamba Juice Company's management is led by Paul E. Clayton, who has significant operations and marketing experience, having served as President of Burger King North America and Senior Vice-President of Burger King Worldwide Marketing. Mr. Clayton is complimented by a management team with relevant experience at companies including Baja Fresh, Taco Bell, Viacom, Brinker and Disney.

The complementary skills of SACI's management

SACI's board of directors preferred a transaction and attributed value to a merger partner where the skills of SACI's management could be leveraged to the benefit of the target company. Given its background in developing and growing consumer branded companies such as Blockbuster Entertainment and AutoNation, the SACI board of directors believes that its management can help guide the future growth of Jamba Juice Company, particularly in the areas of international development, franchising and brand development. As such, two members of the SACI board of directors will maintain board seats and will assist in the recruitment of other directors or executives with complementary business experience.

Significant opportunity for store growth

SACI management believes that there are opportunities to expand Jamba Juice Company into new territories, as well as opportunities to expand Jamba Juice Company in its existing territories.

Comparable company and comparable transaction valuation metrics

The SACI board of directors reviewed valuation metrics from its own analysis and that of third party investment banks for both companies and transactions that they believe were somewhat representative of both Jamba Juice Company and the proposed merger. Comparable companies considered included Chipotle Grill, Caribou Coffee, Starbucks, Cheesecake Factory, Peets Coffee and Tea, Panera Bread Company, P.F. Chang's China Bistro, McCormick and Schmick, Whole Foods, Hansen Natural Corp., and Jones Soda. The enterprise value of these companies as a multiple of (i) revenue ranged from 0.7x to 8.0x with an average of 2.8x, and (ii) EBITDA ranged from 11.3x to 33.4x with an average of 20x. Applying these multiples to Jamba Juice Company's unaudited results for the four most recent fiscal quarters ended January 10, 2006 resulted in enterprise values based on (a) revenue ranging from $166 million to $1.9 billion with an average of $665 million, and (b) EBITDA ranging from $216 million to $639 million with an average of $382 million, thereby helping the SACI board of directors to conclude that the $265 million enterprise value of Jamba Juice Company was within the range of values suggested by comparable companies and comparable transaction valuations.

The reaction of potential private placement investors as well as that of certain Jamba Juice Company shareholders to the proposed terms of the transaction

During the course of negotiations over the terms of the merger agreement it became apparent to the SACI board of directors that existing Jamba Juice Company shareholders were divided on what course of action to pursue, with some interested in taking a large percentage, or all, of their consideration in the form of SACI common stock, while others wanted to sell all of their shares for cash. The SACI board of directors understands that a number of dynamics contributed to the divergence on the type of consideration shareholders of Jamba Juice Company were willing to accept, however the interest expressed by several shareholders to receive SACI stock as consideration in the merger gave the SACI board of directors re-assurance that the price being paid for Jamba Juice Company was fair.

Furthermore, during the negotiation of the merger agreement, SACI and Mr. Clayton, the CEO of Jamba Juice Company, visited potential investors seeking to raise money to fund the transaction. The fact that SACI appeared to have a high probability of raising such funds from professional institutional investors gave the SACI board of directors comfort that the $265 million price being paid for Jamba Juice Company was fair.

The terms of the Merger Agreement

The terms of the merger agreement with Jamba Juice Company including the closing conditions, restrictions on SACI's and Jamba Juice Company's ability to respond to competing proposals and termination provisions, are customary and reasonable. It was important to SACI's board of directors that the merger agreement include customary terms and conditions as it believed that such terms and conditions would allow for a more efficient closing process and lower transaction expenses.

SACI's board of directors believes that each of the above factors strongly supported its determination and recommendation to approve the merger. The SACI board of directors did, however, consider the following potentially negative factors, among others, including the Risk Factors, in its deliberations concerning the merger:

Potential competition for other quick serve food providers.

SACI's board of directors considered the fact that other competitors with greater resources might attempt to enter the retail blended beverage market and compete with Jamba Juice Company. SACI's board of directors believes that, due to its strong brand positioning, Jamba Juice Company can maintain its position as a preferred retail provider of blended beverages.

The risk that its public stockholders would vote against the merger and exercise their conversion rights.

SACI's board of directors considered the risk that the current public stockholders of SACI would vote against the merger and demand to redeem their shares for cash upon consummation of the merger, thereby depleting the amount of cash available to the combined company following the merger. Because of the capital raised in the private placement financing and other factors, SACI's board of directors deemed this risk to be less with regard to Jamba Juice Company than it would be for other target companies and believes that Jamba Juice Company will still be able to implement its business plan even if the maximum number of public stockholders exercised their conversion rights and the combined company received only 80% of the funds deposited in the trust account.

Certain officers and directors of SACI may have different interests in the merger than the SACI stockholders.

SACI's board of directors considered the fact that certain officers and directors of SACI may have interests in the merger that are different from, or are in addition to, the interests of SACI stockholders generally, including the matters described under ‘‘Interests of SACI Directors and Officers in the Merger’’ above. However, this fact would exist with respect to a merger with any target company, and the fact that qualified institutional investors, including certain ones who were already stockholders of SACI, elected to commit to funding the private placement financing, indicated to the board of directors of SACI that the potentially disparate interest between the officers and directors of SACI and the SACI stockholders was addressed.

The limitations on indemnification set forth in the merger agreement.

SACI's board of directors considered the limitations on indemnification set forth in the merger agreement, see ‘‘The Agreement and Plan of Merger — Escrow and Indemnification.’’ The board of directors of SACI determined that any definitive agreement with any target company would contain similar limitations.

After deliberation, the SACI board of directors determined that these potentially negative factors were outweighed by the potential benefits of the merger, including the opportunity for SACI stockholders to share in Jamba Juice Company's future possible growth and anticipated profitability.

Fairness Opinion

North Point rendered its opinion to the SACI board of directors that, as of the date of its opinion, which was given after SACI had signed the merger agreement, and based on conditions that existed as of that date, upon and subject to the considerations described in its opinion and based upon such other matters as North Point considered relevant, the per share merger consideration to be paid by SACI in the merger pursuant to the merger agreement is fair to SACI from a financial point of view.

In rendering its opinion North Point conducted a Discounted Cash Flow Analysis, a Selected Companies Analysis and Selected Transactions Analysis among other procedures.

Discounted Cash Flow Analysis — North Point performed a discounted cash flow analysis on Jamba Juice Company using Jamba Juice Company’s management projections. North Point calculated implied prices per share of Jamba Juice Company Capital Stock using illustrative terminal values in the year 2010 based on multiples ranging from 12.0x EBITDA to 14.0x EBITDA. These illustrative terminal values were then discounted to calculate implied indications of present values using discount rates ranging from 15.0% to 20.0%. The various ranges for discount rates were chosen based on theoretical analyses of cost of capital.

Using a high growth model for store expansion (which means more expenditures on growing the number of stores and less cash flow left over from continuing operations) for Jamba Juice Company through 2010, the resulting enterprise values ranged from $290,200,000 to $446,600,000. Using a slow growth model for store expansion (which means less expenditures on growing the number of stores and more cash flow left over from continuing operations), the resulting enterprise values ranged from $315,300,000 to $466,600,000.

Selected Companies Analysis — North Point calculated various financial multiples for companies comparable to Jamba Juice Company based on the ratio of such companies’ operating data (obtained from SEC filings and Factset estimates as of March 13, 2006) to the enterprise value of such companies. North Point then compared the means and medians of such multiples with the multiples obtained for Jamba Juice Company.

When applying these mean and median multiples to Jamba Juice Company, the resulting enterprise values ranged from $242,200,000 to $578,700,000.

Selected Transactions Analysis — North Point reviewed the terms of certain recent merger and acquisition transactions reported in SEC filings, public company disclosures, press releases, industry and popular press reports, data bases and other sources relating to selected transactions in the restaurant and food industry since 2003. For each of the selected transactions, North Point calculated and compared multiples for the target companies based on the ratio of the transaction value to the latest twelve months revenue and the transaction value to the latest twelve months EBITDA.

When applying these mean and median multiples to Jamba Juice Company, the resulting enterprise values ranged from $137,200,000 to $449,900,000.

As noted, the fairness opinion was obtained after SACI’s board of directors approved the merger and after the merger agreement was signed. Under the merger agreement, obtaining a fairness opinion was not a condition on SACI’s obligation to close the transaction. Rather the board of directors of SACI, which is comprised of individuals experienced in evaluating businesses, relied on its own expertise to make its decision to approve the merger. In addition, at the time it approved the merger, SACI’s board of directors was well aware of the significant interest potential investors had expressed in participating in the private placement transaction to be used to complete the merger. The board of directors of SACI considered the interest of such experienced investors in investing at $7.50 per share, together with the fact that private placements in public companies are traditionally sold at a substantial discount to market, as additional validation of its analysis of the attractiveness of the transaction to SACI's stockholders.

These potential investors were similarly experienced in evaluating businesses and some were shareholders in Jamba Juice Company, with knowledge of Jamba Juice Company’s past performance and future potential. However, recognizing that some of SACI’s stockholders may not have a similar depth of experience in assessing business combinations, the SACI board of directors determined that a fairness opinion could provide additional information valuable to SACI’s stockholders in their assessment of whether to approve the merger.

In addition, the North Point Fairness opinion did not expressly cover SACI’s requirement that a business combination have a value equal to 80% of its net assets at the time of the transaction. In light of the fact that the price being paid to the Jamba Juice Company shareholders is approximately twice the amount of SACI’s net assets, the SACI board of directors did not consider the matter a difficult enough decision to require such an opinion. However, by stating that the price being paid is fair, the North Point fairness opinion does indirectly provide comfort that the fair market value of Jamba Juice Company exceeds 80% of SACI’s net assets.

A more complete discussion of the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion can be found on page 118 hereof. The full text of the North Point fairness opinion, dated as of March 21, 2006, (which date is after SACI had entered into the merger agreement) which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached hereto as ‘‘Annex E.’’

Merger Financing

The merger with Jamba Juice Company is being financed in part by the proceeds raised by SACI in connection with a private placement financing that is expected to result in gross proceeds to SACI of approximately $231,600,000 and net proceeds of approximately $224,850,000 after the payment of financing fees. The private placement financing is being undertaken pursuant to Securities Purchase Agreements, dated March 10, 2006 and March 15, 2006 (as amended), between SACI and the investors identified therein, and such investors are receiving registration rights in connection with the shares of common stock they are receiving. The terms and conditions of the private placement financing which, if approved along with the approval of the merger, will be completed pursuant to the provisions of Securities Purchase Agreements (as amended) and Registration Rights Agreements, a form of each of which is attached hereto as ‘‘Annex B’’ and ‘‘Annex C’’, respectively, is expected to be completed as promptly as practicable following the special meeting. For more information, see ‘‘Proposal 2 — The Financing Proposal.’’

Appraisal or Dissenters Rights

No appraisal rights are available under the Delaware General Corporation Law for the stockholders of SACI in connection with the merger proposal.

United States Federal Income Tax Consequences of the Merger

As the stockholders of SACI are not receiving any consideration or exchanging any of their outstanding securities in connection with the merger with Jamba Juice Company and related financing, and are simply being asked to vote on the matters, it is not expected that the stockholders will have any tax related issues as a result of voting on these matters. However, if you vote against the merger proposal and elect a cash conversion of your shares of SACI into your pro-rata portion of the trust account and as a result receive cash in exchange for your SACI shares, there may be certain tax consequences, such as realizing a loss on your investment in SACI’s shares. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISORS REGARDING YOUR PARTICULAR TAX CONSEQUENCES.

Regulatory Matters

The merger and the transactions contemplated by the Agreement and Plan of Merger are not subject to any federal or state regulatory requirement or approval, except the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (which approval has already been obtained), and except for filings necessary to effectuate the transactions contemplated by the merger proposal and the amendment to the certificate of incorporation proposal with the Secretary of State of the State of Delaware and the Secretary of State of the State of California, as applicable, and filings for the financing proposal with the American Stock Exchange.

Consequences if Merger Proposal is Not Approved

If the merger proposal is not approved by the stockholders, SACI will not merge with Jamba Juice Company and SACI will continue to seek other potential business combinations. In addition, SACI would not consummate the proposed financing, certificate of incorporation or stock option proposals. In such an event there is no assurance, and management of SACI believes that it is unlikely that SACI will have the time, resources or capital available to find a suitable business combination partner before (i) the proceeds in the trust account are liquidated to holders of shares purchased in SACI’s initial public offering and (ii) SACI is dissolved pursuant to the trust agreement and in accordance with SACI’s certificate of incorporation.

Required Vote

Approval of the merger proposal will require the affirmative vote of a majority of the shares of SACI’s common stock at the Record Date that are present in person or by proxy at the special meeting. In addition, each SACI stockholder that holds shares of common stock issued in SACI’s initial public offering or purchased following such offering in the open market has the right to vote against the merger proposal and, at the same time, demand that SACI convert such stockholder’s shares into cash equal to a pro rata portion of the trust account in which a substantial portion of the net proceeds of SACI’s initial public offering is deposited. These shares will be converted into cash only if the merger is completed and the stockholder requesting conversion holds such shares until the date the merger is consummated. However, if the holders of 3,450,000 or more shares of common stock issued in SACI’s initial public offering, an amount equal to 20% or more of the total number of shares issued in the initial public offering, vote against the merger and demand conversion of their shares into a pro rata portion of the trust account, then SACI will not be able to consummate the merger. Broker non-votes, abstentions or the failure to vote on the merger proposal will have no effect on the outcome of the vote.

Recommendation

After careful consideration, SACI’s board of directors has determined unanimously that the merger proposal is fair to, and in the best interests of, SACI and its stockholders. SACI’s board of directors has approved and declared advisable the merger proposal and unanimously recommends that you vote or give instructions to vote ‘‘FOR’’ the proposal to approve the merger.

The foregoing discussion of the information and factors considered by the SACI board of directors is not meant to be exhaustive, but includes the material information and factors considered by the SACI board of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE ‘‘FOR’’ THE MERGER PROPOSAL TO ACQUIRE ALL OF THE OUSTANDING SECURITIES OF JAMBA JUICE COMPANY.

THE AGREEMENT AND PLAN OF MERGER

The following summary of the material provisions of the Agreement and Plan of Merger (as amended), or merger agreement, is qualified by reference to the complete text of the merger agreement, a copy of which is attached as ‘‘Annex A’’ to this proxy statement. All stockholders are encouraged to read the merger agreement in its entirety for a more complete description of the terms and conditions of the merger.

Structure of the Merger

At the effective time of the merger, JJC Acquisition Company, a newly-formed, wholly-owned subsidiary of SACI, will be merged with and into Jamba Juice Company and Jamba Juice Company will continue as the operating company and become a wholly-owned subsidiary of SACI.

Purchase Price-Payment

At the closing and subject to certain reductions as hereafter described the Jamba Juice Company shareholders will be paid an aggregate of $265,000,000 in cash for all of the outstanding securities of Jamba Juice Company, including the value of all shares of Jamba Juice Company capital stock issuable upon exercise of all ‘‘in-the-money’’ vested and unvested options and warrants of Jamba Juice Company, subject to the optionholders and warrantholders, in certain instances, having the right to exchange their respective options and warrants into options and warrants of SACI, as further described herein. The amount to be paid to the Jamba Juice Company shareholders will be reduced by (i) $16,000,000 for the payment by SACI of Jamba Juice Company’s indebtedness, including its line of credit and (ii) $3,425,000 for a portion of third-party fees and expenses incurred by Jamba Juice Company in connection with the merger, including, without limitation, legal, accounting, financial advisory, consulting and other fees and expenses of third parties incurred by Jamba Juice Company in connection with the negotiation and completion of the Agreement and Plan of Merger and the transactions contemplated thereby. The per share amount to be paid to the Jamba Juice Company shareholders is estimated to be between $6.00 and $6.04 per share. A portion of the purchase price will be funded with cash currently being held in the trust fund established in connection with SACI’s initial public offering and the balance of the purchase price will be funded from the proceeds of the financing that is the subject of the financing proposal.

Closing of the Merger

Subject to the provisions of the merger agreement, the closing of the merger will take place as soon as practicable after all the conditions described below under ‘‘The Agreement and Plan of Merger — Conditions to the Completion of the Merger’’ have been satisfied, unless SACI and Jamba Juice Company agree to another time.

Representations and Warranties

The Agreement and Plan of Merger contains a number of representations and warranties that each of Jamba Juice Company and SACI has made to each other. These representations and warranties include and relate to:

•	organization and qualification;

•	subsidiaries (Jamba Juice Company only);

•	capitalization (Jamba Juice Company only);

•	authorization, execution, delivery, and enforceability of the merger agreement and related agreements;

•	absence of conflicts or violations under organizational documents, certain agreements and applicable laws or decrees, as a result of the contemplated transaction, receipt of all required consents and approvals;

•	absence of certain changes or events since January 10, 2006;

•	taxes (Jamba Juice Company only);

•	employees and employee benefit plans (Jamba Juice Company only);

•	title to properties and absence of liens and encumbrances, subject to certain exceptions (Jamba Juice Company only);

•	litigation;

•	compliance with applicable laws;

•	material contracts (Jamba Juice Company only);

•	liability for brokerage fees (Jamba Juice Company only);

•	real property and leasehold interests (Jamba Juice Company only);

•	related party transactions;

•	permits (Jamba Juice Company only);

•	insurance (Jamba Juice Company only);

•	intellectual property (Jamba Juice Company only);

•	accuracy of the information contained in financial statements;

•	absence of undisclosed liabilities;

•	environmental matters (Jamba Juice Company only);

•	franchise matters (Jamba Juice Company only);

•	accuracy of information relating to Jamba Juice Company to be contained in the proxy statement (Jamba Juice Company only); and

•	the trust fund (SACI only).

Materiality and Material Adverse Effect

Certain of the representations and warranties are qualified by materiality or material adverse effect. For the purposes of the merger agreement, a material adverse effect on an entity means any change, event, violation, inaccuracy, circumstance or effect, individually or when aggregated with other changes, events, violations, inaccuracies, circumstances or effects, that is materially adverse to the business, assets (including intangible assets), revenue, financial condition or results of operations of such entity, it being understood that none of the following alone or in combination shall be deemed, in and of itself, to constitute a material adverse effect:  (i) changes in general national or regional economic conditions, or (ii) any SEC rulemaking requiring enhanced disclosure of reverse merger transactions with a public shell.

Interim Covenants Relating to Conduct of Business

Under the Agreement and Plan of Merger, each of Jamba Juice Company and SACI has agreed, prior to completion of the merger, to conduct its business in the ordinary course consistent with past practice, except as expressly permitted by the merger agreement.

No Solicitations by SACI or Jamba Juice Company

Until closing or the effective termination of the merger agreement, Jamba Juice Company has agreed that it will not, and will cause its affiliates, employees, agents and representatives not, directly or indirectly, to solicit or enter into discussions or transactions with, or encourage, or provide any information to, any corporation, partnership or other entity or group (other than SACI and its designees) concerning any merger, sale of ownership interests and/or assets of Jamba Juice Company, recapitalization or similar transaction (an ‘‘Acquisition Proposal’’), provided that this restriction shall not prohibit (i) negotiations with, and the provision of information to, any other person in connection with a superior Acquisition Proposal by such other person or (ii) recommending any superior Acquisition Proposal with such other person to the shareholders of Jamba Juice Company (which shall not constitute a breach of the merger agreement), if the board of directors of Jamba Juice Company determines, in good faith, after consultation with counsel, that the failure to take such actions could reasonably be expected to be inconsistent with their fiduciary obligations under applicable law. If Jamba Juice Company terminates the merger agreement because the board of directors of Jamba Juice Company has recommended a superior Acquisition Proposal and, within six months after the date of such termination, Jamba Juice Company either enters into a definitive agreement to consummate, or consummates any of the following transactions (whether in a single transaction or series of transactions) (i) a sale by Jamba Juice Company of all or substantially all of its assets or (ii) a sale of stock, merger, reorganization or other transaction that results in transfer of ownership of more than fifty percent of the capital stock of Jamba Juice Company outstanding on the date of termination of the merger agreement, then Jamba Juice Company shall promptly pay to SACI a fee in the amount of $10,000,000.

SACI has agreed that it will not, and will cause its employees, agents and representatives not, directly or indirectly, to solicit or enter into discussions or transactions with, or encourage, or provide any information to, any corporation, partnership or other entity or group (other than Jamba Juice Company and its designees) concerning any merger, purchase of ownership interests and/or assets, recapitalization or similar transaction.

SACI Stockholders’ Meeting

SACI has agreed to call and hold a meeting of its stockholders, as promptly as practicable, for the purpose of seeking the adoption of the merger proposal by its stockholders. SACI has also agreed that it will, through its board of directors and subject to their fiduciary duties or as otherwise required by law, recommend to its stockholders that they approve and adopt the merger proposal.

Access to Information

During the period prior to the closing, each of Jamba Juice Company and SACI has agreed to give the other, its counsel, accountants and other representatives, reasonable access during normal business hours to the properties, books, records and personnel of the other to obtain all information concerning the business, including the status of product development efforts, properties, results of operations and personnel of the other, as such party may reasonably request.

Jamba Juice Company Options and Warrants

At the effective time of the merger, Jamba Juice Company’s obligations with respect to each outstanding unvested option (and unexercised vested option) and unexercised warrant (if amended in a manner reasonably acceptable to SACI) will be assumed by SACI, and SACI shall thereafter be obligated to issue SACI common stock upon exercise thereof. Each such Jamba Juice Company warrant shall be exercisable on the terms, and into the number of shares of SACI common stock, as set forth in the warrant, as so amended. Each such Jamba Juice Company option so assumed by SACI shall be subject to the same terms and conditions set forth in the respective Jamba Juice Company stock option plan, pursuant to which such option was issued, as in effect immediately prior to the merger, and (i) such Jamba Juice Company option will be exercisable for that number of shares of SACI common stock equal to the product of the number of shares of Jamba Juice Company common stock that were issued pursuant to the exercise of such Jamba Juice Company option immediately prior to the merger multiplied by the Exchange Ratio (as defined below) rounded down to the nearest whole number of shares of SACI common stock, and (ii) the per share exercise price for the shares of SACI common stock issuable upon exercise of such assumed Jamba Juice Company option will be equal to the quotient determined by dividing the exercise price per share of Jamba Juice Company common stock at which such Jamba Juice Company option was exercisable immediately prior to the merger by the Exchange Ratio, and rounding the resulting exercise price up to the nearest whole cent. For purposes of the merger agreement, the ‘‘Exchange Ratio’’ shall be determined such that (a) the aggregate intrinsic value of the new SACI options is not greater than the aggregate intrinsic value of the Jamba Juice Company options immediately prior to the assumption and (b) the ratio of the exercise price per option to market value per share at the time of the exchange is unchanged. The parties have agreed that SACI will permit holders of vested Jamba Juice Company options to elect, on an individual basis, to either exercise such Jamba Juice Company options and participate in the merger or have those Jamba Juice Company options (up to one million options) assumed, on the same basis as the unvested Jamba Juice Company options, by SACI, unless there are, in the sole judgment and discretion of SACI, significant tax, accounting or securities laws issues (including any requirement of registering such securities on a form other than Form S-8) with treating vested options identically to unvested options. The parties have determined that all unvested Jamba Juice Company options will became options to acquire shares of SACI common stock on economically equivalent terms. Jamba Juice Company warrant holders will be given the option to exchange their warrants in Jamba Juice Company for economically equivalent warrants in SACI. The value of all ‘‘in-the-money’’ options and warrants assumed by SACI will reduce the $265,000,000 cash payment to the Jamba Juice Company shareholders. Assuming the merger closed on December 8, 2006 and a sale price of $6.00 – $6.04 per share, if option holders exchanged 20% of their vested options for SACI options and warrant holders exchanged all of their warrants for SACI warrants, the value of the ‘‘in-the-money’’ options and warrants as of March 9, 2006 is $10,000,000 ($5.5 million for options and $4.5 million for warrants).

Escrow and Indemnification

As the sole remedy for the indemnity obligations set forth in the merger agreement, at the closing, the parties will deposit $19,875,000 in cash, otherwise payable to each of the Jamba Juice Company’s shareholders, to be held in escrow during the period ending July 31, 2007, all in accordance with the terms and conditions of an escrow agreement to be entered into at the closing between SACI, a representative of the Jamba Juice Company shareholders (who shall be designated by Jamba Juice Company prior to the closing) and Continental Stock Transfer and Trust Company. The terms of such escrow provides that, depending on the amount of any paid claims, pending claims or claims that have not been applied against a $2,000,000 deductible, (i) 60% of the original escrow amount will be released on January 31, 2007, (ii) 20% of the original escrow amount will be released on April 30, 2007, and (iii) the last 20% of the original escrow amount will be released on July 31, 2007.

SACI and its representatives, successors and permitted assigns shall be entitled to indemnification out of the escrow fund for any damages, whether as a result of any third party claim or otherwise, and which arise from or in connection with the breach of representations and warranties and agreements and covenants of Jamba Juice Company under the merger agreement. The representations, warranties, covenants and agreements of Jamba Juice Company shall survive the closing until July 31, 2007. Subject to certain exceptions, claims may be asserted once an individual item exceeds $25,000, and when total damages, exceed $2,000,000, in the aggregate, at which time the full amount of any such claims, once resolved, will paid out of the escrow. Additionally, the aggregate liability for losses under the merger agreement shall not exceed $19,875,000.

Public Announcements

The parties have agreed to cooperate in good faith to jointly prepare all press releases and public announcements pertaining to the merger agreement and the related transactions, and no party shall issue or otherwise make any public announcement or communication pertaining to the merger agreement or the merger without the prior consent of the other, except as required by any legal requirement or by the rules and regulations of, or pursuant to any agreement of, a stock exchange or trading system. Each party has agreed not to unreasonably withhold approval from the other with respect to any press release or public announcement.

Pre-Closing Confirmation

Not later than 48 hours prior to the closing:

•	SACI is required to give the trustee advance notice of the anticipated consummation of the merger; and

•	SACI will cause the trustee to provide a written confirmation to Jamba Juice Company confirming the dollar amount of the account balance held by the trustee in the trust account to be released upon consummation of the merger.

Conditions to the Completion of the Merger

The obligations of SACI to consummate the merger are subject to, among other things, the following conditions (each of which may be waived by SACI):

•	the representations and warranties of Jamba Juice Company must be true and correct in all material respects, as of the date of completion of the merger;

•	Jamba Juice Company must have performed in all material respects all obligations that are to be performed by it under the terms of the merger agreement;

•	there must not have occurred, since the date of the merger agreement, any material adverse effect on Jamba Juice Company;

•	each of Paul E. Clayton, Donald D. Breen and Karen Kelley will have entered into employment agreements with SACI and/or Jamba Juice Company;

•	the SACI stockholders shall have approved the transactions contemplated by the merger agreement and holders of twenty percent (20%) or more of the shares of SACI issued in SACI’s initial public offering and outstanding immediately before the closing shall not have exercised their rights to convert their shares into a pro rata share of the trust fund;

•	holders of no more than five percent (5%) of the shares of any class of securities of Jamba Juice Company outstanding immediately before the closing shall have taken action to exercise their appraisal rights pursuant to Section 1301 of the California General Corporations Law;

•	all specified waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act shall have expired and no governmental entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the merger illegal or otherwise prohibiting the consummation of the merger, substantially on the terms contemplated by the merger agreement; and

•	the absence of any action, suit or proceeding challenging or preventing the merger.

The obligations of Jamba Juice Company to consummate the merger is subject to, among other things, the following conditions:

•	SACI’s representations and warranties must be true and correct in all material respects, as of the date of completion of the merger;

•	SACI must have performed in all material respects all obligations required to be performed by it under the merger agreement;

•	the absence of any action, suit or proceeding challenging or preventing the merger;

•	the SACI stockholders shall have approved the transactions contemplated by the merger agreement and holders of twenty percent (20%) or more of the shares of SACI issued in SACI’s initial public offering and outstanding immediately before the closing shall not have exercised their rights to convert their shares into a pro rata share of the trust fund;

•	all specified waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act shall have expired and no governmental entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the merger illegal or otherwise prohibiting consummation of the merger, substantially on the terms contemplated by the merger agreement;

•	there must not have occurred since the date of the merger agreement any material adverse effect on SACI; and

•	SACI’s common stock will be listed for trading on the AMEX or quoted for trading on NASDAQ, if the application for such listing is approved, and there will be no action or proceeding pending or threatened against SACI to prohibit or terminate the listing of SACI common stock on the AMEX.

Termination

The merger agreement may be terminated at any time, but not later than the closing, as follows:

•	by mutual written consent of SACI and Jamba Juice Company;

•	by either SACI or Jamba Juice Company if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger, which order, decree, ruling or other action is final and nonappealable;

•	by either SACI or Jamba Juice Company, if, at the SACI special meeting (including any adjournments thereof), the merger agreement and the transactions contemplated thereby are not approved and adopted by the affirmative vote of the majority of the holders of SACI common stock issued in SACI’s initial public offering, or the holders of 20% or more of the number of shares of SACI common stock issued in SACI’s initial public offering and outstanding as of the Record Date exercise their rights to convert the shares of SACI common stock held by them into cash in accordance with SACI’s certificate of incorporation;

•	by either party, if the closing has not occurred by August 15, 2006 (which date has been extended by the parties to December 8, 2006); or

•	subject to a 30-day cure period, by either party if such other party has breached any of its covenants or representations and warranties under the merger agreement in any material respect.

Effect of Termination

Except as otherwise provided in the merger agreement, in the event of termination by either Jamba Juice Company or SACI, the merger agreement will become void and have no effect, without any liability or obligation on the part of SACI or Jamba Juice Company. The sole remedy of any party for breach of the merger agreement occurring prior to closing by such other party shall be limited to termination of the merger agreement, and no party shall have any claim against the other for damages or equitable relief for breach of the merger agreement occurring prior to the closing; provided, however, that SACI shall retain the right to the termination fee described above. Notwithstanding the foregoing, the parties may sue for specific performance.

Assignment

The merger agreement and the rights and obligations of a party thereunder may not be assigned, transferred or encumbered without the prior written consent of the other parties.

Further Assurances

Each of SACI and Jamba Juice Company agree that it will execute and deliver, or cause to be executed and delivered, on or after the date of the merger agreement, all such other documents and instruments and will take all reasonable actions as may be necessary to transfer and convey the securities of Jamba Juice Company to SACI.

Representative

Prior to Closing, Jamba Juice Company will designate a representative or representatives with authority to make all decisions and determinations and to take all actions required or permitted under the merger agreement and the escrow agreement on behalf of the Jamba Juice Company shareholders. Any such action, decision or determination so made or taken shall be deemed the action, decision or determination of the Jamba Juice Company shareholders, and any notice, document, certificate or information required to be given to any Jamba Juice Company shareholder shall be deemed so given if given to the representative(s). As such representative(s) may also be shareholders of Jamba Juice Company, it is possible that potential conflicts of interest may arise with respect to their obligations as representatives and their interests as shareholders of Jamba Juice Company.  In addition, $2,000,000 of the total merger consideration will be placed into an interest bearing account, from which the representative(s) will have the right to withdraw amounts necessary to reimburse it for its fees and costs incurred in the performance of its duties as representative and to fund any costs of defense of any claims by SACI. Any remaining amount held in such account will be released to the Jamba Juice Company shareholders on the later of the first anniversary of the closing of the merger or such time that there are no unresolved claims for indemnification.

Employment Agreements

A condition to SACI’s obligation to consummate the merger is that each of Paul E. Clayton, Donald D. Breen and Karen Kelley enter into employment agreements with SACI, in form and substance reasonably acceptable to SACI and such persons. Each of such persons have entered into substantially identical employment agreements with SACI, which are effective only upon consummation of the merger. The following description of such employment agreements describes the material terms of such employment agreements and does not purport to describe all of the terms and conditions of the employment agreements.

Scope and Term of Employment

The employment agreements provide that, after the merger, Paul E. Clayton will be employed as the President and Chief Executive Officer, Donald D. Breen as the Chief Financial Officer and Karen Kelley as Vice-President Operations of the combined company. Messrs. Clayton and Breen and Ms. Kelley are collectively sometimes referred to as the employees. Other than these differences in offices (and other requirements under applicable laws), the employment agreements are substantially identical. The term of the employment agreements are three years with automatic one year extensions until either party terminates the agreement with 120 days written notice prior to the expiration of the then current term.

Compensation

Each employee:

•	will be entitled to an annual base salary as provided for in the agreements, which for Mr. Clayton is $525,000, for Mr. Breen is $300,000 and Ms. Kelley is $265,000;

•	will be eligible for an annual cash bonus which will be equal to a percentage of the base salary for each fiscal year. For each of Mr. Clayton, Mr. Breen and Ms. Kelley, such percentage is up to 100%, 50% and 50% respectively for the first year and thereafter as determined by the board of directors. Any annual bonus targets will be determined and approved by the board of directors for each fiscal year. Payment of the annual bonus (if any) will occur within 90 days after the close of the fiscal year, but in no event, prior to the delivery of the annual audited financial statements; and

•	will receive an initial grant of restricted shares and options having a strike price equal to the fair market value of SACI’s shares on the date of grant. The annual grant shall be made in accordance with the terms and provisions as set forth in the Plan. The number of restricted shares and shares underlying options was 70,000 and 510,000, respectively, for Mr. Clayton, 40,000 and 275,000 for Mr. Breen, respectively and 27,500 and 175,000, respectively, for Ms. Kelley. The restricted shares vest in equal installments over a four year period commencing with the consummation of the merger. The options vest over a four year period commencing with the consummation of the merger. All options and restricted stock grants shall immediately vest upon termination without cause or upon a change of control occurring in the first year of employment.

Fringe Benefits, Reimbursement of Expenses

Each employee will be entitled to, among other things:

•	participate in all benefit programs, if any, established and made available to executive officers of a similar level, if any; and

•	reimbursement for reasonable expenses incurred or paid by the employee in connection with, or related to the performance of their duties, responsibilities or services, upon presentation by the employee of documentation, expense statements, vouchers and/or such other supporting information as may be reasonably requested.

Termination

At any time during the term, the combined company shall have the right to terminate the agreement for cause (as defined in the employment agreement). Upon termination for cause, death or disability, the employee shall be entitled to that portion of unpaid salary through the date of termination and the combined company shall have no further obligations from and after the date of such termination.

If the combined company terminates the employee without cause, the employee will be entitled to receive any unpaid portion of the employee’s salary, bonus, benefits and un-reimbursed expenses, payable when and as the same would have been due and payable but for such termination. In addition, the combined company will also continue to pay employee, as severance, base salary for a period of twelve (12) months following the date of termination.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF JAMBA JUICE COMPANY

The following is a discussion of Jamba Juice Company’s financial condition and results of operations for the fiscal years ended June 27, 2006 (‘‘fiscal 2006’’), June 28, 2005 (‘‘fiscal 2005’’) and June 29, 2004 (‘‘fiscal 2004’’). You should read this section together with Jamba Juice Company’s consolidated financial statements, including the notes to those financial statements that appear elsewhere in this document.

General

Jamba Juice Company’s fiscal year ends on the Tuesday preceding June 30. The fiscal years ended June 27, 2006 and June 28, 2005 include 52 weeks, and the fiscal year ended June 29, 2004 includes 53 weeks. For convenience, all references herein to years are stated as years ended June 30.

JAMBA JUICE COMPANY OVERVIEW

Jamba Juice Company is a leading retailer of premium quality blended-to-order fruit smoothies, squeezed-to-order juices, blended beverages and healthy snacks.

Jamba Juice Company has grown from the first store opening in San Luis Obispo, California in 1990 to 559 locations in 24 states, consisting of 342 company-owned locations and 217 franchisee-owned locations (as of June 27, 2006). Of the 559 locations, there are 309 located in California. Of the 309 stores located in California, 259 are company-owned and 50 are franchisee owned.

One of Jamba Juice Company’s primary growth strategies is to continue to increase brand awareness through accelerated store development and penetration in existing markets with Company-owned stores. While Jamba Juice Company has selectively utilized area developers to franchise in the past, Jamba Juice Company has now focused its growth strategy on developing company operated stores. Jamba Juice Company intends to continue to grow the brand through a company growth strategy in its core California markets, emerging markets and in new markets throughout the United States. These market expansions will initially focus on major metropolitan centers in the Northeast, the Southeast and Midwest. Over time, Jamba Juice Company intends to expand into entirely new regions, as well as internationally. As a complement to this strategy, Jamba Juice Company intends to continue to supplement company store growth through selective franchising or joint venture agreements in primarily non-traditional locations. Jamba Juice Company is testing numerous types of nontraditional locations including store-within-a-store formats, airport locations, shopping malls, and university campus locations.

Jamba Juice Company management believes that the foundation for building shareholder value has three principal strategies. The first is to continue to develop California and build out its core market. The second is to increase market penetration and build brand awareness in new markets creating geographic diversification, and the third is to increase sales at existing locations.

In order to support the increased development Jamba Juice Company intends to increase spending on its internal real estate and business development staff and supplement its internal real estate function with consultants to help identify, qualify and develop new locations. Jamba Juice Company intends to invest approximately $1 to $2 million in incremental resources to support increased development in the upcoming fiscal year. Jamba Juice Company also plans to hire additional management to help develop nontraditional locations. Geographic diversification is important to Jamba Juice Company in order to reduce its dependence on the California economy and the impact of regional weather conditions. Nontraditional growth is important in helping to support additional brand exposure as well as diversify the seasonal nature of Jamba Juice Company’s business.

Increasing revenue at new and existing locations are key pillars in driving unit level economics and shareholder value. Jamba Juice Company’s strategy is to promote new customers and increase customer frequency through product innovation; to educate customers on the benefits of its products; to engage and delight customers with the positive Jamba experience; and to support the community in which we live and work.

Jamba Juice Company will invest in the development of new company stores and nontraditional stores with the long-term objective of growing revenue over time in the range of 20% to 30% per year. The sustainability of that long-term growth will be dependent on Jamba Juice Company’s continued ability to execute the development strategy and increase sales. Jamba Juice Company has been able to grow revenue of the business by approximately 20% annually over the last three years while operating solely using internally generated funds and the borrowings under a line of credit. The addition of new funds from the proposed merger resulting from the excess funds from the private placement financing (expected to be approximately $85 million), should allow growth to accelerate with increased investment in marketing and promotion efforts, new store openings in existing markets and continued investment in emerging markets. Jamba Juice Company expects that margin and profitability percentages may be slightly reduced over the next 12-24 months as a larger number of new stores are opened. These are Jamba Juice Company's growth plans; however, there is no guarantee that Jamba Juice Company will meet and achieve these plans and stockholders should not place undue reliance upon the statements concerning Jamba Juice Company's anticipated growth.

On March 10, 2006, Services Acquisition Corp. International (‘‘SACI’’) and JJC Acquisition Company (‘‘JJC’’), a wholly-owned California corporate subsidiary of SACI, and Jamba Juice Company, a California corporation entered into an Agreement and Plan of Merger (the ‘‘Merger Agreement’’), pursuant to which JJC will merge into Jamba Juice Company and Jamba Juice Company will become a wholly-owned subsidiary of SACI. Following completion of the merger, it is anticipated that SACI will change its name to Jamba, Inc. Because SACI will have no other operating business following the merger, Jamba Juice Company will effectively become a public company at the conclusion of the merger.

SACI will be the acquiring entity since its stockholders will ultimately remain in control of the combined company following the merger. Under the purchase method of accounting, the financial statements of the acquiring entity remain unchanged and the merger will be recorded as of the closing date, reflecting the assets and liabilities of Jamba Juice Company (the target) at fair value. Intangible assets that are identifiable are recognized separately from goodwill which is measured and recognized as the excess of the fair value of Jamba Juice Company, as a whole, over the net amount of the recognized identifiable assets acquired and liabilities assumed. The results of operations of Jamba Juice Company will be included in the results of the surviving entity from the date of acquisition forward.

RESTATEMENT OF FINANCIAL STATEMENTS

Jamba Juice Company’s management initiated a review of its lease-related accounting practices and determined that a correction was required to the way it accounted for leasehold improvements and for rent holidays. As a result Jamba Juice Company previously restated its financial statements for fiscal 2004 and fiscal 2003.

Subsequent to the issuance of Jamba Juice Company’s 2005 financial statements, in the course of reviewing its tax provision and assessment of its deferred taxes, management determined that a deferred tax asset for the aggregate effect of the prior year lease restatement and the tax effect for Jamba Juice Company's acquisition of franchise stores in the Midwest region had not been recorded. As a result, Jamba Juice Company restated the accompanying financial statements as of and for the years ended June 30, 2005 and 2004 from amounts previously reported. This resulted in a reduction in net income of $0.9 million, and an increase in net income of $1.0 million for fiscal years 2005 and 2004, respectively. The restatement did not affect total operating, investing, or financing cash flows. Management’s Discussion and Analysis has been revised for the effects of the restatement.

RESULTS OF OPERATIONS — FISCAL YEAR 2006 COMPARED TO FISCAL YEAR 2005

Revenue for Jamba Juice Company is comprised of revenue from Company-owned stores (‘‘Company Stores’’) and royalties and fees from franchised locations. For the fiscal year ended June 30, 2006, revenue from Company Stores and fees from franchised locations represented 96.3% and 3.7% of revenues, respectively.

Revenue for the fiscal year ended June 30, 2006 increased $44.0 million or 21.0% to $253.0 million from $209.0 million as compared to the same prior year period. This increase was driven primarily by a $34.2 million increase from new Company Store revenues which resulted from net unit growth of 41 stores at the end of the period. Also contributing to the increase in revenue was a $7.4 million or 3.7% increase in same store sales for Company Stores and a $2.3 million increase from franchise revenue and fees. Same store sales increase of 3.7% was comprised of a same store sales increase of 3.3% from California stores and a 5.6% increase from company-owned stores outside of California. Jamba Juice Company anticipates that new unit growth will continue to be a significant part of overall revenue growth.

The increase in comparable store sales is a function of increases in transaction count and average check. The number of transactions increased 0.1% for the fiscal year ended June 30, 2006 as compared to the prior year period. In addition to the increase in number of transactions, there was also an increase in average check of 3.6%, of which 1.9% was due to price increases.

In order to isolate the effect of a price increase in an environment where Jamba Juice Company experiences the simultaneous effects of a change in price, product mix and the amount of products sold, the effect of a price increase must be calculated by holding the other variables constant. Jamba Juice Company undertakes periodic reviews of its pricing and generally uses price increases to offset increasing costs.

Franchise and other revenue increased 33.9% to $9.3 million in fiscal 2006 from $7.0 million for the comparable 2005 period. This $2.3 million increase resulted primarily from an increase in franchise support revenue of $2.1 million related to fees that Jamba Juice Company received for franchise employee support provided in the period. This is a reimbursement for employment services that Jamba Juice Company provides for a Midwest franchisee and a joint venture in Florida, known as JJC Florida LLC. This increase in fees is primarily attributable to entering into a management agreement in Florida, the partner of which is Juice Partners Florida LLC. Also contributing to the increase were franchise royalties which increased by $0.6 million or 11.7% as a result of net unit growth of 15 stores to end at 217 stores, up from 202 stores at the end of fiscal year 2005, and a 5.4% increase in comparable store sales for the period. Jamba Juice Company anticipates that new unit growth will continue to be a significant part of overall revenue growth.

During fiscal 2006, Jamba Juice Company recognized $0.3 of other franchise revenue from Whole Foods Market. The development agreement between Jamba Juice Company and Whole Foods Market expired by its own terms on January 1, 2005. The development agreement was initially entered into in November 1998 and amended in July 2003. As of January 1, 2005, there were twenty-four Jamba Juice stores operated by Whole Foods Market within their grocery stores. Each such store was subject to its own license agreement that provided, among other things, a 10-year term and permitted Whole Foods Market to terminate the license early if the store was not profitable. In addition, as of that date, Jamba Juice Company itself operated four additional stores within Whole Foods Markets pursuant to subleases. In September 2005, Jamba Juice Company and Whole Foods Market entered into an agreement to, among other things, allow Whole Foods Market the option to close the stores it operated prior to the expiration of each such store's license agreement. The agreement was mutually entered into and was primarily intended to allow Whole Foods Market greater flexibility in utilizing the incremental square footage in their stores for other purposes and to allow Jamba Juice Company to focus its resources in areas where its brand could be better represented. Under the terms of the agreement, Whole Foods Market may elect to close any of its Jamba Juice Company stores upon notice to Jamba Juice Company. Upon closure of a location, Whole Foods Market is obligated to pay a termination fee per store, which varies based on the store's profitability. As of June 27, 2006, there were 14 Jamba Juice stores operated by Whole Foods Market open and four operated by Jamba Juice Company. Commencing from September 2005, there were nine locations closed. The $270,000 in revenue attributable to the September 2005 agreement was recognized as the stores were closed prior to the normal expiration of their respective license agreements. There is no obligation on the part of Whole Foods Market to close any further stores prior to the expiration of each such store's license agreement.

Jamba Juice Company continues to believe in the viability of the ‘‘store within a store’’ concept. In this connection, in May 2005, Jamba Juice Company entered into a Pilot Agreement contemplating the opening of ten Jamba Juice Company kiosks within Safeway-owned grocery stores. Jamba Juice Company kiosks within Safeway-owned stores will be operated by Safeway employees. In June 2006 and September 2006, the pilot program was expanded to cover 21 kiosks in total. As of October 4, 2006, nine of the 21 kiosks are open. Jamba Juice Company anticipates that most of the remaining kiosks will open by the end of 2006 with the balance opening in early 2007.

Under the terms of a management agreement with its Midwest franchisee, Jamba Juice Company employs and manages the eight stores in the Minneapolis market. Jamba Juice Company is reimbursed for its actual costs plus an administrative fee. In addition, on December 14, 2005, Jamba Juice Company entered into an agreement with its Florida joint venture to employ and manage the 13 stores in Florida. Jamba Juice Company entered into these arrangements in order to ensure that customers were provided with a consistent brand and user experience across markets. Jamba Juice Company does not have other similar management agreements, nor does it require any such agreements for its other stores. The stores that are covered by management agreements, the Midwest franchisee and the Florida joint venture, were underperforming and did not meet sales goals and cash flow objectives set by Jamba Juice Company. Jamba Juice Company believes that the Florida stores have experienced improvements in quality of the user experience since entering into the management agreement and does not anticipate that these management agreements will be terminated in the near future.

Cost of sales and related occupancy costs for Company Stores increased by 21.5% for the fiscal 2006 period to $89.5 million compared to $73.7 million for the same period in 2005, primarily due to new store growth. Cost of sales include fruit, dairy and other products used to make smoothies and juices, as well as paper products and occupancy costs related to rent, real estate taxes, and common area maintenance for all store locations. As a percentage of revenue, these costs increased to 35.4% from 35.2% in the prior year. Cost of sales as a percentage of revenue decreased to 24.1% from 24.5% due to the relatively lower costs of oranges during this period versus a year ago when orange prices spiked, as a result of significant crop damage from hurricanes in Florida. This change represented approximately $0.6 million in cost reduction. The orange price decline was partially offset by higher fuel surcharges for store deliveries of approximately $0.3 million. Occupancy costs increased $6.1 million, primarily as a result of $4.9 million increased rent costs associated with new stores and a $0.8 million increase in common area maintenance and real estate taxes partially as a result of lease renewals and relatively higher costs in New York and Chicago where Jamba Juice Company has recently opened stores. Jamba Juice Company intends to supplement its urban development with additional locations in suburban market locations outside the major markets. These locations typically have lower occupancy costs than the major urban central business district locations. Jamba Juice Company’s strategy has been to first enter into the relatively higher cost major urban markets to help increase brand awareness and then migrate out into the suburban locations. These higher cost urban areas are not a primary focus for Jamba Juice Company.

Store operating expenses increased 17.4% in fiscal 2006 to $100.4 million as compared to $85.6 million for the same period last year and decreased as a percentage of revenue to 39.7% from 40.9%. While labor costs continued to decrease as a percentage of revenue, store operating costs increased due to the 43 new store openings during the last fiscal year. This $14.8 million increase in fiscal 2006 was due primarily to increased salaries, credit card fees, insurance and utilities associated with the opening of new stores, as well as $1.2 million of higher expense for store general manager performance based bonuses and $0.3 million of higher costs for contract services.

Jamba Juice Company records bonuses for its store managers in store operating expenses. Bonuses are accrued in accordance with bonus plans based on a comparison of actual versus budgeted store level controllable profits. Controllable profits are defined as revenue less cost of sales, labor and specific ‘‘controllable expenses’’ which are defined in the bonus plan.

In fiscal 2005, Jamba Juice Company retained a centralized dispatching and service company and made a greater effort to provide preventative maintenance. Although Jamba Juice Company has experienced higher maintenance costs, it is expected that the new program will help avoid expensive emergency repairs in the future as the average age of Company stores increase. Jamba Juice Company has also hired regional facilities managers to help manage these costs and repair programs.

Other operating expenses decreased by 5.2% to $6.7 million in fiscal 2006 from $7.1 million in the prior year’s period, and were lower overall as a percentage of revenue, decreasing to 2.6% in fiscal 2006 from 3.4% of revenue in fiscal 2005. This is primarily due to a decrease in losses from JJC Florida LLC, an unconsolidated affiliate. The total losses from Jamba Juice Company’s equity investments that are reflected in operating expenses are $0.2 million and $0.5 million, for fiscal 2006 and 2005, respectively. During fiscal 2006, the Florida joint venture had 13 stores, up one from the prior year period. The fiscal 2006 revenue increase was $2.1 million. Jamba Juice Company assumed the management of JJC Florida LLC's stores as of December 14, 2005 under a Management Agreement. Under the Management Agreement, all the team members became Company employees and Jamba Juice Company is responsible for the management and day-to-day operations of the stores.

The operating agreement and subsequent amendments between JJC Florida LLC and Jamba Juice Company provided Jamba Juice Company the option to purchase 100% of its partner's interest in the joint venture, valid from October 1, 2008 to December 30, 2008. Under the amendments to the operating agreement, profits and losses are to be allocated to the members in proportion to their cash contributions to the joint venture until the end of the fiscal year during which the cumulative profits of the joint venture equal or exceed the cumulative losses previously realized. Thereafter, profits will be allocated to the members in proportion to their recalculated interests. The recalculated interests of the members are based on their additional contributions, with Jamba Juice Company receiving a 25% premium on its additional contributions. As of June 30, 2006, profit and loss allocations are allocated 35.2% to JJC Florida, LLC. Distributional interests reflected any premiums for contributions made subsequent to October 2003. In October of 2003, Jamba Juice Company made an additional contribution of $2.0 million. For this additional contribution, Jamba Juice Company received a 25% premium for purpose of calculating distributional interest. If either member elects in writing not to participate in any future capital contributions, the other member may fund the entire amount and in such cases each dollar funded would be treated as $1.25 for the purpose of calculating distributional interest. Although it is management's expectation that the joint venture will eventually become profitable, if losses continue, Jamba Juice Company will evaluate the market, its operations and review any changes that may need to be made. If losses continue further, Jamba Juice Company will review all its options at that point.

Depreciation and amortization increased 24.6% in fiscal 2006 to $12.9 million from $10.4 million in the prior year period and grew as a percentage of revenue to 5.1% from 5.0%. This increase is a result of new store growth, additional depreciation for 15 stores that were remodeled and the capital expenditure costs particularly in New York, where Jamba Juice Company opened stores in fiscal 2006.

General and administrative expenses include not only the costs associated with Jamba Juice Company’s Support Center in San Francisco, but also include regional general and administrative cost for store supervision, recruiting, training, human resources and local marketing personnel. General and administrative expenses increased 19.5% to $30.0 million in fiscal 2006 from $25.1 million in fiscal 2005, and decreased as a percentage of revenue to 11.9% from 12.0% for fiscal 2006 and 2005. In addition to increased wages and salaries due primarily as a result of the increase in the number of stores, Jamba Juice Company incurred higher performance-based bonus expenses for Support Center employees of $1.3 million and had an increase of $0.3 million for consultants and external services. The higher bonuses for Support Center employees are based on Jamba Juice Company’s profit performance versus its budgeted annual operating plan, comparable store sales and personal goals. These cost increases were partially offset by $0.3 million lower legal expenses and $0.4 million less in relocation and recruiting expenses in fiscal 2006.

Store pre-opening costs are largely costs incurred for training new store personnel and pre-opening marketing. These expenses decreased by 13.0% for fiscal 2006 to $2.7 million from $3.1 million for the same period in the prior year, which resulted in a decrease to 1.1% from 1.5% as a percent of revenue. The year-over-year decrease was due primarily to a reduction of the number of unit openings during the current period as compared to the prior year period. There were 43 stores opened in the current period versus 60 stores opened in the same period last year. This reduction is due to the relative slow period of growth in fiscal 2006 primarily due to construction delays and inefficiencies from bringing on and integrating new real estate managers.

Franchise support expenses increased to $2.8 million in fiscal 2006 as compared to $0.5 million for the same period in the prior year, which resulted in an increase to 1.1% from 0.2% of revenue. This increase is attributable to an increase in the amount of franchise support that was provided to a Midwest franchisee and to new support provided to the Florida joint venture. This franchise support is directly related to employment services and offset by franchise support revenue.

Loss on asset impairment, store closures and disposals increased in fiscal 2006 to $2.8 million as compared to $1.0 million for the same period in the prior year, an increase as a percentage of revenue to 1.1% from 0.5%. The year-over-year increase was primarily attributable to three store closures which had lease obligations with high rental costs and significant remaining lease terms at the time the stores closed.

Jamba Juice Company recognized $1.4 million of income from gift certificate breakage. The income was recognized when Jamba Juice Company determined the likelihood a gift certificate being redeemed by a customer was remote, relating solely to gift certificates sold prior to 2002. This was the first time that any income related to breakage had been recognized.

Jamba Juice Company collected monthly redemption data, analyzed the redemption pattern since the discontinuance of the gift certificate program in November of 2002, and determined that with approximately three years of data it could forecast anticipated redemptions with sufficient accuracy to determine when redemptions were remote. In determining the amount of the liability to relieve, in addition to the redemption analysis, Jamba Juice Company requested counsel to perform an analysis of Jamba Juice Company's requirement to remit unclaimed property or escheat in the states where Jamba Juice Company does business. Based on a review of the application of various state unclaimed property laws and sales by state, Jamba Juice Company estimated its escheat requirement and determined the appropriate liability for both estimated future redemptions and escheat requirements. Jamba Juice Company will continue to monitor the gift certificate liability adequacy and adjust the liability quarterly if appropriate.

The balances of gift certificate liability outstanding as of June 30, 2006 and June 30, 2005 were $0.13 million, (of which approximately $0.05 million represents anticipated future redemptions and $0.08 million represents escheat liability) and $1.7 million, respectively.

No breakage has been recognized with respect to the sale of jambacards. Although jambacards have been sold since November 2002, the cards have no expiration date and are reloadable. Due to limited historical redemption data associated with its jambacards, Jamba Juice Company is still analyzing the data and is not currently able to determine when jambacard redemption is remote.

Net interest expense increased 39.8% in fiscal 2006 to $1.1 million from $0.8 million in the same period in the prior year. The increase was a function of both higher interest rates and borrowings on the credit line during fiscal 2006 with an average loan amount of $14.9 million in the current period versus $11.9 million in same period in the prior year.

Income tax expense increased 31.9% in fiscal 2006 to $2.6 million from $2.0 million in the same period in the prior year. The increase was a function of higher net income during the current period versus last year.

The deferred tax asset as of June 27, 2006 for Jamba Juice Company was $14.2 million. This asset represents differences between book and taxable income that will result in tax deductions in future years. Jamba Juice Company believes and expects that it will achieve pre-tax book income in the upcoming years. Jamba Juice Company has recorded pre-tax book income of $5.6 million, $2.1 million and $4.7 million in fiscal years 2006, 2005 and 2004, respectively. There are no material improvements over present levels of pre-tax income, material changes in present relationship between income reported for financial and income reported for tax purposes or non routine transactions that Jamba Juice Company needs or expects in order to recognize the deferred tax asset.

RESULTS OF OPERATIONS — FISCAL YEAR 2005 COMPARED TO FISCAL YEAR 2004

For the fiscal year ended June 30, 2005, revenue from Company Stores and fees from franchised locations represented 96.7% and 3.3% of revenues, respectively. Revenue for the fiscal year ended June 30, 2005 increased $36.2 million or 20.8% to $209.0 million from $172.8 million in fiscal 2004. This increase was driven primarily by a $35.9 million increase from new Company Store revenues resulting from net unit growth of 58 to 301 stores at the end of the period. Also contributing to the $36.2 million increase in revenue was a $0.3 million or 0.2% increase in comparable store sales. Total number of Company Stores and franchise stores increased to 503 stores at the end of fiscal 2005, up from 431 stores at the end of fiscal 2004.

Franchise and other revenue represented the remaining 3.3% of revenue in fiscal 2005. Franchise and other revenue increased 0.8% to $7.0 million from $6.9 million for the comparable fiscal 2004 period. During fiscal 2005 franchised stores experienced net unit growth of 14 stores to end at 202 stores, up from 188 stores at the end of fiscal 2004. Franchise royalties increased by $0.7 million or 17.4% as a result of new store unit growth and a 2.2% increase in comparable store sales. During fiscal 2005, Jamba Juice Company recognized $0.7 million in franchise revenue for the recognition of deferred development fees. These increases were partially offset by a $1.2 million decrease in revenue related to franchise support fees, of which $0.3 million related to Jamba Juice Company's review and reconciliation of its deferred revenue accounts. The deferred revenue represented liabilities to Zuka Juice franchisees for new store openings, which was incurred when Jamba Juice Company acquired Zuka Juice in 1999. Through 2004, Jamba Juice Company believed that it had an obligation to these acquired franchisees. In 2005, through various negotiations and settlements with the Zuka franchisees which had concluded in fiscal year 2005, the passage of time, the absence of any indication that there were any additional performance obligations relating to the deferred revenues, and management's determination that applicable statute of limitations for claims relating to the acquisition would reasonably have expired by fiscal year 2005, management determined that no further continuing obligations existed at the end of fiscal year 2005 and Jamba Juice Company wrote off the deferred revenue. The amount was recorded as revenue pursuant to paragraph 8 of SFAS 45, Accounting for Franchise Fee Revenue. The support fees were lower because during the period Jamba Juice Company purchased eight of the stores that it had previously been managing for a franchisee. There was also lower revenue from territory fees, partially as a result of a greater emphasis on Company Stores and lower increase in net new franchise stores opened in fiscal 2005. In fiscal 2005, franchisees net unit growth was 14 stores versus 17 in fiscal 2004.

Cost of sales and related occupancy costs increased by 34.2% to $73.7 million in fiscal 2005 from $54.9 million in the prior year, primarily due to new store growth. Cost of sales and related occupancy costs as a percentage of revenues increased to 35.2% in fiscal 2005 from 31.8% in fiscal 2004. Cost of sales as a percentage of revenue was higher primarily due to a significant increase in the cost of oranges during the year. Severe weather caused by hurricanes in Florida in addition to wet, cold weather in California, created product shortages for oranges. This increased the costs for oranges by $1.0 million. A shift in product mix towards the Enlightened Smoothies and the new product, the Sixteen, and increased distribution expenses related to entering new markets all served to increase costs. These products were introduced as a response to consumer desire for lower calorie products, which have a slightly lower margin. Jamba Juice Company may introduce products that have lower margins if management believes that such products will generate incremental sales or drive increased visit frequency. The other reason for the increased costs is due to expansion into new areas and stores. Costs in a new market are traditionally somewhat higher due to the relatively higher freight costs that continue until volumes can support full truck load deliveries. Occupancy costs increased primarily as a result of a $5.4 million increase in rent expense which reflected higher average rent costs in new areas that Jamba Juice Company is currently developing. Jamba Juice Company added 10 stores in New York City and six stores in the Chicago area during fiscal 2005.

Store operating expenses increased 24.8% in fiscal 2005 to $85.6 million from $68.5 million and were slightly higher as a percentage of revenue, increasing to 40.9% from 39.7%. Labor costs decreased as a percentage of sales, primarily due to $1.2 million lower of store general manager performance based bonuses. The performance based bonuses included in operating expenses are for store general managers and are based on controllable store level profit, which is defined in the store managers' bonus plan. This was partially offset by $1.3 million in higher repair and maintenance costs. During fiscal 2005, Jamba Juice Company retained a centralized dispatching and service company, which represented approximately $0.1 million of the increase. The tracking of service calls gave visibility to store level calls and more detailed information about required maintenance. Increased building, plumbing, HVAC and refrigeration maintenance represented $0.6 million of the increase.

Other operating expenses increased 26.3% in fiscal 2005 to $7.1 million from $5.6 million, and increased overall to 3.4% from 3.2% of revenue. These increases were primarily attributable to $0.9 million in consulting and severance arrangements with two former executives. Also included in other operating expenses are losses relating to JJC Florida LLC, which is an unconsolidated affiliate, of $0.6 million and $0.1 million respectively for 2005 and 2004 fiscal years.

Depreciation and amortization increased 34.1% in fiscal 2005 to $10.4 million from $7.7 million and grew as a percentage of revenue to 5.0% in fiscal 2005 from 4.5% in fiscal 2004. While this is a function of store unit growth, it is also a reflection of the higher development costs of expanding into new urban markets. The average cost to develop a store in New York City is $0.6 million. In a traditional suburban area, the development costs typically range from $0.3 million to $0.4 million.

General and administrative expenses for both the Support Center and field increased 7.9% year-over-year to $25.1 million in fiscal 2005 from $23.3 million in 2004, and decreased as a percentage of revenue to 12.0% in fiscal 2005 from 13.5% in fiscal 2004. This was primarily due to $1.5 million reduced bonuses for Support Center employees that are based on Jamba Juice Company’s profit performance versus its budgeted annual operating plan, comparable store sales and personal goals. Also contributing to the decline was reduced litigation activities resulting in a $0.5 million reduction of legal expenses.

Store pre-opening costs increased by 15.7% in fiscal 2005 to $3.1 million from $2.7 million and stayed constant at 1.5% of revenue. The year-over-year increase was attributed to 60 Company store openings during fiscal 2005, an increase of 22 stores over the prior year.

Franchise support expenses decreased $3.1 million or 87.2% in fiscal 2005 to $0.5 million from $3.6 million in the prior year and decreased to 0.2% from 2.1% of revenue. This reduction is attributable to a significant reduction in the amount of franchise support that was provided to a Midwest franchisee after Jamba Juice Company acquired eight stores during fiscal 2005 that the Midwest franchisee previously owned in the Chicago area. After the purchase, the labor expense associated with the employees for these stores is reflected as part of store operating expense. The franchise support expenses will continue on a reduced basis going forward as these services are still provided for seven franchised stores in Minnesota that are owned by the Midwest franchisee.

Loss on asset impairment, store closures and disposals decreased 28.2% in fiscal 2005 to $1.0 million from $1.4 million. During fiscal 2005, there was only one store closure while there were two closures in fiscal 2004.

In fiscal 2005, Jamba Juice Company received a litigation settlement of $2.7 million from its insurance company, in connection with an insurance-coverage lawsuit related to the settlement of underlying lawsuits between Jamba Juice Company and the landlord of its corporate headquarters and other related parties. Jamba Juice Company settled these underlying lawsuits by paying $2.8 million in 2003, of which $1.8 million and $1.0 million were recognized as expenses in fiscal years 2003 and 2002, respectively.

During fiscal 2005, Jamba Juice Company settled a California sales tax audit for $2.6 million and recognized the expense in fiscal 2005.

Net interest expense increased 59.4% in fiscal 2005 to $0.8 million from $0.5 million in the prior year. This is a function of higher interest rates and increased borrowings on the credit line during the period, with an average loan amount of $11.9 million in the period fiscal 2005, versus $3.5 million in 2004.

Income tax expense increased to $2.0 million in the fiscal 2005 from an income tax benefit of $12.3 million in fiscal 2004. This is primarily due to the reversal of $13.6 million valuation allowance of deferred tax in fiscal 2004 that was reversed when management determined that it was more likely than not that Jamba Juice Company would be able to utilize its deferred tax credits as profitability had improved, such that Jamba Juice Company had generated three years of pre-tax income (prior to litigation settlement charges). Jamba Juice Company considered projected pre-tax income as well as ongoing prudent and feasible tax planning strategies in assessing the need for continuing to record a valuation allowance. Jamba Juice Company analyzed the components of the deferred tax assets and concluded that it was more likely than not that Jamba Juice Company would be able to utilize its deferred tax assets. Realization of the deferred tax asset in future years is dependent on Jamba Juice Company continuing to generate positive taxable income.

LIQUIDITY AND CAPITAL RESOURCES

As of June 30, 2006, Jamba Juice Company’s liquidity and capital resources included cash and cash equivalents of $1.3 million compared to $1.4 million as of June 30, 2005. The $0.1 million decrease in total cash and cash equivalents in fiscal 2006 as compared to 2005 was primarily due to cash provided by operating activities and increased draw on Jamba Juice Company’s revolving credit facility, partially offset by $26.5 million in investing activities, primarily in capital expenditures.

Net cash provided by operating activities totaled $28.2 million in fiscal 2006, an increase of $7.0 million from fiscal 2005. The increase was generated primarily by higher net income of $2.9 million, an increase in sales of jambacards of $1.0 million, and changes in operating assets and liabilities.

Net cash used for investing activities totaled $26.5 million in fiscal 2006, which was primarily attributable to the opening of 43 new Company Stores and remodeling certain existing stores.

Net cash used for financing activities in fiscal 2006 totaled $1.9 million, which was primarily attributable to net payments under Jamba Juice Company’s line of credit of $2.2 million, partially offset by proceeds from exercise of stock options and other of $0.3 million.

Net cash provided by operating activities totaled $21.3 million in fiscal 2005 compared to $16.2 million in fiscal 2004. The increase was primarily due to changes in working capital, accruals of compensation, other liabilities and jambacards.

Net cash used for investing activities totaled $33.3 million in fiscal 2005. Net capital additions to property, fixtures and equipment was $31.8 million, primarily attributable to opening 60 Company Stores and remodeling certain existing stores. During fiscal 2005, Jamba Juice Company increased its equity ownership in its licensed operations in Florida by $0.5 million and also acquired a portion of the assets of a franchisee in the Midwest region of the United States, mainly consisting of eight stores for a cash payment of $0.9 million.

Net cash provided by financing activities in fiscal 2005 totaled $10.2 million, which was primarily attributable to net borrowings incurred under Jamba Juice Company line of credit of $9.8 million and proceeds from the exercise of stock options and others of $0.5 million.

Jamba Juice Company intends to use its available cash resources, including any borrowings under its revolving credit facility described below, to invest in its core business, primarily through building out new locations or upgrading existing locations and other new business opportunities related to its core business and that such investments or opportunities are not dependent upon the proposed private placement financing. Jamba Juice Company may use its available cash resources to make capital contributions or purchase larger ownership interests in its joint venture partnerships, JJC Florida, LLC and JJC Hawaii, LLC, both of which are accounted for under the equity method of accounting. As a result of the proposed private placement financing, Jamba Juice Company will accelerate its internal development of stores and may also selectively repurchase stores from franchisees in areas where there are existing Company Store locations. Jamba Juice Company also intends to repay in entirety its existing revolving credit facility.

Jamba Juice Company management believes that cash flows generated from operations, existing cash and cash equivalents, borrowing capacity under the revolving credit facility, as well as the excess proceeds from the proposed private placement financing transaction, are sufficient to finance capital requirements for its core business for the foreseeable future. Significant expansion of new stores, new joint ventures, acquisitions and/or other new business opportunities may require additional outside funding. In the event that the merger with SACI is not consummated and the proposed private placement financing transaction is not consummated, Jamba Juice Company believes it has sufficient short-term liquidity to meet its current capital requirements.

Other than normal operating expenditures, cash requirements for fiscal 2007 are expected to consist primarily of capital expenditures for new Company Stores and the remodeling and refurbishment of existing Company Stores. For the remainder of calendar year 2006, Jamba Juice Company’s management expects capital expenditures to be in the range of $18 million to $22 million, relating to the opening of approximately 20 – 25 Company Stores, remodeling certain existing stores and enhancing the information systems. Jamba Juice Company is still finalizing its development plan for calendar year 2007, but would expect to meet or exceed its historic Company Store count growth rate of approximately 20%.

Jamba Juice Company has a revolving line of credit (the ‘‘Line’’) for a maximum principal of up to $35 million or 1.5 times trailing earnings before interest, taxes, depreciation and amortization (‘‘EBITDA’’), as defined by the agreement for the Line. Borrowings bear interest at either the London Inter Bank Offering Rate (LIBOR) plus a margin of 2.00% to 3.25% or a Base Rate (determined by certain base rates such as Prime, Federal Funds Effective Rate or Base CD rate) plus a margin of 0% to 1.5%, depending on Jamba Juice Company’s adjusted leverage ratio (as defined by the Line). The Line is secured by substantially all of the assets of Jamba Juice Company and requires compliance with certain quarterly financial covenants. The Line expires December 2007. As of June 30, 2006, Jamba Juice Company was in compliance with these covenants. Total outstanding on the Line as of June 30, 2006 was $10.8 million. In addition to requiring that Jamba Juice Company maintain certain minimum ratios such as a fixed charge coverage ratio and an adjusted leverage ratio, Jamba Juice Company is prohibited from making loans, advances, or other extensions of credit and is prohibited from paying dividends, dissolving or liquidating the business and creating certain liens. The Line also prohibits certain changes in ownership such as the proposed merger. In contemplation of the proposed merger, management intends to repay and close the Line at the closing of the merger with the proceeds of the private placement financing. Jamba Juice Company has obtained a waiver from its financial institution in regards to its merger agreement with Services Acquisition Corp. International.

In March 2006, Jamba Juice Company entered into a merger agreement with Services Acquisition Corp. International which will substantially change its financial situation. Upon completion of the proposed merger, Jamba Juice Company expects the Line to be paid-off and canceled and expects to have sufficient cash available to fund next year’s planned store openings and other initiatives. In addition, Jamba Juice Company expects to increase its growth plans for new locations.

The following table summarizes contractual obligations and borrowings as of June 30, 2006, and the timing and effect that such commitments are expected to have on Jamba Juice Company’s liquidity and capital requirements in future periods (in thousands). Jamba Juice Company expects to fund these commitments primarily with operating cash flows generated in the normal course of business. Not included in the table below are deferred rent and construction allowances and other long-term liabilities of $10.8 million as of June 30, 2006 since these liabilities consist of non-cash deferred rent obligations rather than contractual obligations. The cash obligations related to these deferred items are contemplated in the future minimum rental payments.

	Payments Due by Period
Contractual Obligations	Total	Less Than 1 Year	1-3 Years	3-5 Years	More Than 5 Years
Debt obligations	$10,800	$10,800	$—	$—	$—
Operating lease obligations	160,958	24,540	44,467	35,985	55,966
Litigation settlement payable	1,120	1,120	—	—	—
Construction commitments	1,094	1,094	—	—	—
Purchase obligations(1)	—	—	—	—	—
Total	$173,972	$37,554	$44,467	$35,985	$55,966

(1)	Jamba Juice Company negotiates pricing and quality specifications for many of the products used in Company Stores and franchise stores. This allows for volume pricing and consistent quality of products that meet Jamba Juice Company’s standards. Although Jamba Juice Company negotiates and contracts directly with manufacturers, co-packers or growers for its products, Jamba Juice Company purchases these products from third-party centralized distributors. These distributors source, warehouse and deliver specified products to both Company Stores and franchise stores. While Jamba Juice Company does have multi-year pricing agreements with its two frozen yogurt suppliers and with its supplier of liquid dairy products and soy milk, none of these agreements have guaranteed volume commitments. The agreements with the liquid dairy and soy milk supplier are exclusive and run through June 30, 2008. Jamba Juice Company’s frozen yogurt suppliers have exclusive agreements, but are limited to currently specified products. If Jamba Juice Company were to change specifications for its yogurt products, the current suppliers would have a right of first negotiation to meet the new specifications.

The operating lease obligations represent future minimum lease payments under non-cancelable operating leases as of June 30, 2006. The minimum lease payments do not include common area maintenance (‘‘CAM’’) charges or real estate taxes, which are also required contractual obligations under Jamba Juice Company's operating leases. In the majority of Jamba Juice Company's operating leases, CAM charges are not fixed and can fluctuate from year to year. Total CAM charges and real estate taxes for fiscal 2006 were $3.6 million. Total CAM charges and real estate taxes for fiscal 2005 were $2.8 million.

Contingent Liabilities

Jamba Juice Company is the guarantor on three store leases for two franchisees and would be liable for lease payments in the event either of these parties defaulted on their lease obligations. The potential amount of this liability is $0.3 million as of June 30, 2006.

Jamba Juice Company has commitments under contracts for the construction of leasehold and other improvements for stores to be opened in fiscal 2007. Portions of such contracts not completed at the end of fiscal 2006 are not reflected in the consolidated financial statements. These unrecorded commitments were $1.1 million at June 30, 2006.

Jamba Juice Company has agreements with certain officers to provide severance benefits in the event their employment is terminated under certain defined circumstances. Such severance benefits represent a contingent liability that is not reflected in the consolidated financial statements as of June 30, 2006. Each of Messrs. Clayton, Breen, and Testa, and Ms. Kelley entered into a Change of Control Retention and Severance Agreement dated November 1, 2005 which provide, generally, that if, within one year subsequent to a change in control of Jamba Juice Company, the employment of the executive is terminated, other than for cause, or if the executive terminates employment as a result of a ‘‘constructive’’ termination (defined in the agreements to include, for example, a diminution of duties and responsibilities or benefits), the executive will be entitled to receive a severance payment consisting of the executive's base salary for one year.

In addition, Paul Coletta, Jamba Juice Company's Vice President, Marketing, is party to a severance arrangement which provides, generally, that if the employment of the executive is terminated, other than for cause, or if the executive terminates employment as a result of a ‘‘constructive’’ termination (defined in the agreement to include, for example, a diminution of duties and responsibilities or benefits), the executive will be entitled to receive a severance payment consisting of the executive's base salary for one year. Michael Fox, Jamba Juice Company's Vice President, Legal Affairs, entered into a Change of Control Retention and Severance Agreement dated November 1, 2005 which provides, generally, that if, within one year subsequent to a change in control of Jamba Juice Company, the employment of the executive is terminated, other than for cause, or if the executive terminates employment as a result of a ‘‘constructive’’ termination (defined in the agreements to include, for example, a diminution of duties and responsibilities or benefits), the executive will be entitled to receive a severance payment consisting of the executive's base salary for six months.

Related Party Transactions

On December 8, 2004 Jamba Juice Company entered into a four year consulting agreement with Kirk Perron, its founder, director and shareholder. Mr. Perron assists and advises Jamba Juice Company and its board of directors in connection with certain projects, public appearances, promotional events and such other matters as agreed between Jamba Juice Company and Mr. Perron. The terms of the agreement are to make consulting payments of $150,000 per year. In addition, Jamba Juice Company reimburses Mr. Perron for business related expenses.

COMMODITY PRICES, AVAILABILITY AND GENERAL RISK CONDITIONS

Jamba Juice Company contracts for significant amounts of IQF (instant quick freeze) fruit, fruit concentrate and dairy products to support the needs of its Company Stores and franchise retail stores. The price and availability of these commodities directly impacts Jamba Juice Company’s results of operations and can be expected to impact its future results of operations.

SEASONALITY AND QUARTERLY RESULTS

Jamba Juice Company’s business is subject to seasonal fluctuations. Historically, significant portions of Jamba Juice Company’s revenue and profits were, and may continue to be realized during the first and fourth quarters of Jamba Juice Company’s fiscal year, which includes the warmer summer season. In addition, quarterly results are affected by the timing of the opening of new stores, weather conditions and Jamba Juice Company’s rapid growth may conceal the impact of other seasonal influences. Because of the seasonality of Jamba Juice Company’s business, results for any quarter are not necessarily indicative of the results that may be achieved for the full fiscal year.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires the appropriate application of certain accounting policies, many of which require Jamba Juice Company to make estimates and assumptions about future events and their impact on amounts reported in Jamba Juice Company’s consolidated financial statements and related notes. Since future events and their impact cannot be determined with certainty, the actual results may differ from Jamba Juice Company’s estimates. Such differences may be material to the consolidated financial statements.

Jamba Juice Company believes its application of accounting policies, and the estimates inherently required therein, are reasonable. These accounting policies and estimates are periodically reevaluated, and adjustments are made when facts and circumstances dictate a change.

Jamba Juice Company’s accounting policies are more fully described in Note 1 ‘‘Business and Summary of Significant Accounting Policies’’ in the ‘‘Notes to the Consolidated Financial Statements,’’ included elsewhere in this proxy. Jamba Juice Company has identified the following critical accounting policies:

Store Closing and Impairment Charges

Jamba Juice Company regularly reviews its stores’ operating performance. In accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, losses related to the impairment of long-lived assets are recognized when expected future cash flows are less than the asset’s carrying value. When facts and circumstances indicate that the carrying values of long-lived assets may be impaired, Jamba Juice Company makes an evaluation of recoverability by comparing the carrying values of the assets to projected future cash flows, in addition to other quantitative and qualitative analyses. For goodwill and other intangible assets, Jamba Juice Company performs impairment tests annually in April and more frequently if facts and circumstances indicate goodwill carrying values exceed estimated reporting unit fair values. Upon indication that the carrying values of such assets may not be recoverable, Jamba Juice Company recognizes an impairment loss as a charge against current operations for an amount equal to the difference between the carrying value and the assets fair value. The fair value of the store’s long-lived assets is estimated using the discounted future cash flows of the assets based upon a rate that approximates our weighted average cost of capital. Net assets are grouped at the lowest level for which there are identifiable cash flows when assessing impairment. Jamba Juice Company identifies cash flows for retail net assets at the individual store level. Long-lived assets to be disposed of are reported at the lower of their carrying amount or fair value, less estimated costs to sell. Jamba Juice Company makes judgments related to the expected useful lives of long-lived assets and its ability to realize undiscounted cash flows in excess of the carrying amounts of such assets are affected by factors such as the ongoing maintenance and improvements of the assets, changes in economic conditions and changes in operating performance. As Jamba Juice Company assesses the ongoing expected cash flows and carrying amounts of its long-lived assets, these factors could cause Jamba Juice Company to realize material impairment charges.

When stores that are under long-term leases close, Jamba Juice Company records a liability for the future minimum lease payments and related ancillary costs, net of estimated cost recoveries that may be achieved through subletting properties, discounted using a weighted average cost of capital. Jamba Juice Company estimates future cash flows based on its experience and knowledge of the market in which the closed store is located and, when necessary, uses real estate brokers. However, these estimates project future cash flows several years into the future and are affected by factors such as inflation, real estate markets and economic conditions.

Gift Cards / Gift Certificate Revenue Recognition

Jamba Juice Company sells jambacards to its customers in its retail stores and through its websites. Prior to 2002, Jamba Juice Company sold $5.00 gift certificates. Jamba Juice Company's gift certificates and jambacards do not have an expiration date. Jamba Juice Company recognizes income from gift certificates and jambacards when: (i) the gift certificate or jambacard is redeemed by the customer; or (ii) the likelihood of the gift certificate or jambacard being redeemed by the customer is remote (‘‘breakage’’) and it determines that it does not have a legal obligation to remit the value of unredeemed gift certificates and jambacards to the relevant jurisdictions. Jamba Juice Company determines its breakage rate based upon historical redemption patterns. Gift certificate breakage income is recorded as a reduction in operating expenses in its consolidated statements of income. Based on the completion of a study related to legal matters and redemption history associated with gift certificate liabilities, Jamba Juice Company recognized gift certificate breakage income during fiscal 2006 of $1.4 million, all of which relates to gift certificates issued prior to fiscal 2002. There are no terms or conditions on the $5.00 gift certificates.

Jamba Juice Company has sold the jambacard since November of 2002. Jamba Juice Company is still evaluating the redemption patterns associated with its jambacards in order to determine when redemptions become remote.

The jambacard works as a reloadable gift or debit card. At time of the initial load, in an amount between $5 and $500, Jamba Juice Company records an obligation that is reflected as store value cards on the balance sheet. Jamba Juice Company relieves the liability and records the related revenue at the time a customer redeems any part of the amount on the card. The card does not have any expiration provisions and is not refundable.

Self-Insurance Reserves

Jamba Juice Company uses a combination of insurance and self-insurance mechanisms to provide for the potential liabilities for workers’ compensation, healthcare benefits, general liability, property insurance, director and officers’ liability insurance and vehicle liability. Liabilities associated with the risks that Jamba Juice Company retains are not discounted and are estimated, in part, by considering historical claims experience, demographic factors, severity factors and other actuarial assumptions. The estimated accruals for these liabilities, portions of which are calculated by third party actuarial firms, could be significantly affected if future occurrences and claims differ from these assumptions and historical trends.

Income Taxes

In establishing deferred income tax assets and liabilities, Jamba Juice Company makes judgments and interpretations based on enacted tax laws and published tax guidance applicable to its operations. Jamba Juice Company records deferred tax assets and liabilities and evaluates the need for valuation allowances to reduce deferred tax assets to realizable amounts. Changes in Jamba Juice Company’s valuation of the deferred tax assets or changes in the income tax provision may affect its annual effective income tax rate.

Stock-Based Compensation

Jamba Juice Company uses the intrinsic value method of accounting for employee stock options in accordance with APB Opinion No. 25, ‘‘Accounting for Stock Issued to Employees,’’ and has adopted the disclosure provisions of SFAS No. 148, ‘‘Accounting for Stock Based Compensation — Transition and Disclosure,’’ which requires pro forma disclosure of the impact of using the fair value of the option at date of grant. In December 2004, FASB issued SFAS No. 123(R), ‘‘Share-Based Payment,’’ which replaces SFAS No. 123 and supersedes APB Opinion 25. SFAS No. 123(R) requires the measurement of all share-based payments to employees, including grants of employee stock options, using a fair-value-based method and the recording of such expense. The accounting provisions of SFAS No. 123(R) are effective for Jamba Juice Company beginning in the first quarter of fiscal 2007.

Jamba Juice Company is evaluating the requirements under SFAS No. 123(R) and has not yet determined the impact the adoption of SFAS No. 123(R) will have on its consolidated results of operations and net income.

Leases

Jamba Juice Company leases all of its store locations. Jamba Juice Company accounts for its leases under FASB Statement No. 13, ‘‘Accounting for Leases’’ (‘‘SFAS 13’’) and subsequent amendments. Jamba Juice Company recognizes rent expense for its operating leases, which have escalating rentals over the term of the lease (which includes reasonably assured renewal options), on a straight-line basis over the initial term and reasonably assured renewal periods. The difference between the recognized rental expense and the amounts payable under the lease are recorded as deferred rent. In addition, the lease term is deemed to commence when Jamba Juice Company takes physical possession of the leased property. Jamba Juice Company expenses the straight-line rent amounts during the period prior to store opening. Jamba Juice Company uses a consistent lease term when calculating depreciation of leasehold improvements, when determining straight-line rent expense and when determining classification of its leases as either operating or capital. Contingent rents are generally amounts Jamba Juice Company must pay to landlords when it has sales in excess of certain thresholds stipulated in certain store leases and are included in rent expense when it is probable that the expense has been incurred and the amount is reasonably estimable. Some of Jamba Juice Company’s leases contain tenant improvement allowances. For purposes of recognizing tenant improvement allowances, Jamba Juice Company records the allowances as deferred rent and amortizes the incentives over their estimated useful lives as a reduction to rent expense.

Recent Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123 (Revised 2004), ‘‘Share-Based Payment’’ (‘‘SFAS 123(R)’’), which replaces SFAS No. 123, supercedes APB 25 and related interpretations and amends SFAS No. 95 ‘‘Statement of Cash Flows.’’ SFAS 123(R) will require Jamba Juice Company to, among other things, measure all employee stock-based compensation awards using a fair value method and record the expense in Jamba Juice Company’s consolidated financial statements. The provisions of SFAS 123(R), as amended by SEC Staff Accounting Bulletin No. 107, ‘‘Share-Based Payment,’’ are effective no later than the beginning of the next fiscal year that begins after December 15, 2005. Jamba Juice Company will adopt the new requirements using the prospective transition method in its first fiscal quarter of 2007. Jamba Juice Company will continue to account for equity awards outstanding at the date of adoption of SFAS 123(R) in the same manner as they have been accounted for prior to adoption, that is, following the provisions of APB 25. All awards granted, modified or settled after the date of adoption will be accounted for using the measurement, recognition, and attribution provisions of SFAS 123(R). Jamba Juice Company is evaluating the requirements under SFAS No. 123(R) and has not yet determined the impact the adoption of SFAS No. 123(R) will have on its consolidated results of operations and net income.

In March 2005, the FASB issued Interpretation No. 47, ‘‘Accounting for Conditional Asset Retirement Obligations, an interpretation of FASB Statement No. 143’’ (‘‘FIN 47’’). FIN 47 requires the recognition of a liability for the fair value of a legally-required conditional asset retirement obligation when incurred, if the liability’s fair value can be reasonably estimated. FIN 47 also clarifies when an entity would have sufficient information to reasonably estimate the fair value of an asset retirement obligation. The adoption of FIN 47 did not have a material impact on Jamba Juice Company’s financial statements.

In May 2005, the FASB issued SFAS No. 154, ‘‘Accounting Changes and Error Corrections — A Replacement of APB No. 20 and FASB Statement No. 3’’ (‘‘SFAS No. 154’’). SFAS No. 154 requires retrospective application to prior periods’ financial statements for changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

In July 2006, the FASB issued Interpretation No. 48, ‘‘Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109’’ (‘‘FIN 48’’). This Interpretation prescribes a consistent recognition threshold and measurement standard, as well as clear criteria for subsequently recognizing, derecognizing and measuring tax positions for financial statement purposes. The interpretation also requires expanded disclosure with respect to uncertainties as they relate to income tax assets and liabilities. FIN 48 is effective for fiscal years beginning after December 15, 2006, and must therefore be adopted by Jamba Juice Company no later than its first quarter in the fiscal year ending June 30, 2008. Management is currently evaluating the impact of FIN 48. The cumulative effect of the interpretation’s adoption will be an adjustment to beginning retained earnings in the year of adoption.

Quantitative and Qualitative Disclosures about Market Risk

Jamba Juice Company is exposed to financial market risks due primarily to changes in interest rates, which Jamba Juice Company manages primarily by managing the maturities of its financial instruments. Jamba Juice Company does not use derivatives to alter the interest characteristics of its financial instruments. Jamba Juice Company does not believe a change in interest rate will materially affect its financial position or results of operations. One percent in change of the interest rate would result in an annual change in the results of operations of $0.1 million.

Jamba Juice Company purchases significant amounts of fruits and dairy products to support the needs of its Company Stores. The price and availability of these commodities directly impacts the results of operations and can be expected to impact the future results of operations.

Jamba Juice Company purchases fruit based on short-term seasonal pricing agreements. These short-term agreements generally set the price of procured frozen fruit and 100% pure fruit concentrates for less than one year based on estimated annual requirements. In order to mitigate the effects of price changes in any one commodity on its cost structure, Jamba Juice Company contracts with multiple suppliers both domestically and internationally. These agreements typically set the price for some or all of Jamba Juice Company’s estimated annual fruit requirements, protecting Jamba Juice Company from short-term volatility. Nevertheless, these agreements typically contain a force majeure clause, which, if utilized (such as when hurricanes in 2004 destroyed the Florida orange crop), subjects Jamba Juice Company to significant price increases.

Jamba Juice Company’s pricing philosophy is not to attempt to change consumer prices with every move up or down of the commodity market, but to take a longer term view of managing margins and the value perception of its products in the eyes of its customers. Jamba Juice Company’s objective is to maximize revenue through increased customer frequency. In cases such as the recent increase in orange prices, Jamba Juice Company attempted to manage margins by promoting and featuring other menu items.

PROPOSAL 2
THE FINANCING PROPOSAL

Background

We are seeking your approval of the issuance of common stock representing greater than 20% of our common stock outstanding as of the date of such issuance, in connection with a contemplated private placement of our common stock, which is a condition to the consummation of the merger proposal described previously.

On March 10, 2006 and March 15, 2006, SACI entered into identical Securities Purchase Agreements and Registration Rights Agreements, with prospective investors, that, simultaneously with the closing of the merger with Jamba Juice Company, irrevocably bind such prospective investors, subject to satisfaction of the closing conditions referred to below, to purchase shares of SACI common stock which will result in the issuance of up to 30,879,999 shares of our common stock at $7.50 per share resulting in aggregate gross proceeds of approximately $231,600,000, and net proceeds of approximately $224,850,000 after the payment of financing fees, to SACI, which funds will be partially used to fund the merger with Jamba Juice Company, as well as working capital and expansion capital. In connection with the financing pursuant to the Securities Purchase Agreements, SACI has also granted the investors certain registration rights pursuant to the Registration Rights Agreements, in which SACI is obligated to register the resale of the shares of common stock that are issued to the investors in the financing. Until such time as a resale registration statement is filed and declared effective by the Securities and Exchange Commission, the shares of common stock to be issued in the private placement financing will be restricted and not eligible for sale by the holders of such stock. In the event the merger proposal is not approved or if the merger is not consummated, the contemplated financing will not be completed.

There were a total of 48 investors in the private placement. The following identifies such investors who have committed over $5,000,000 to the private placement financing, as well as any investor in the private placement financing that is related to, affiliated with or has an ownership interest in either SACI or Jamba Juice Company:

•	Tudor Investment Corporation(a)(j)

•	Blue Ridge Capital(b)(j)

•	Prentice Capital Management (PCM I, LLC)(c)

•	Och Ziff Capital Management (d)

•	Soros Fund Management (e)

•	Benchmark Capital(f)

•	Omega Advisors(g)

•	Magnetar Capital(h)(j)

•	Robert C. Kagle(f)

•	Ronald Chez(k)

•	Corsair(i)(j)

•	Joseph Vergara(k)

•	Jeffrey and Linda Olds(k)

•	Craig J. Foley(l)

•	Amberbrook IV LLC(k)(m)

•	Kevin Peters(k)

•	Trevor H. Sanders(k)(n)

•	Creative Juices, Inc.(k)(n)

One of the investors in the private placement financing, investing $400,000, is Berrard Holding Limited Partnership, of which Steven R. Berrard, a current director and the Chief Executive Officer of SACI is the President. In addition, a family member of I. Steven Edelson, SACI’s Vice Chairman and Vice President, has committed to investing $50,000 in the private placement financing.

Robert C. Kagle, a director of Jamba Juice Company since 1994, is a founding member of Benchmark Capital Management Company, LLC, the general partner of Benchmark Capital Partners L.P. and Benchmark Founders Fund, investors in Jamba Juice Company.

Jamba Juice Company shareholders participating in the private placement financing have committed to purchase 4,352,333 shares, which shares will represent approximately 8.4% of the issued and outstanding shares of SACI after completion of the merger. None of the Jamba Juice Company shareholders participating in the private placement financing was a stockholder of SACI prior to the signing of the Agreement and Plan of Merger.

Investors in the private placement financing who were stockholders of SACI prior to the signing of the Agreement and Plan of Merger, and to SACI's knowledge, without inquiry, continue to be, have committed to purchase 14,453,333 shares in the private placement financing. The 14,453,333 shares to be purchased in the private placement financing will represent approximately 27.8% of the issued and outstanding shares of SACI after completion of the merger, while the aggregate shares of SACI such stockholders will hold after the closing will represent approximately 32.8% of the issued and outstanding shares of SACI after completion of the merger.

(a)	Includes the Tudor Related Entities identified in footnote 2 on page 85, which may be deemed to be controlled by Paul Tudor Jones.

(b)	Includes the Blue Ridge entities identified in footnote 3 on page 85, which may be deemed to be controlled by John Griffin.

(c)	May be deemed to be controlled by Michael Zimmerman.

(d)	Includes the Och Ziff Related Entities identified in footnote 5 on page 85, which may be deemed to be controlled by Daniel Och.

(e)	Includes Soros Strategic Partners, L.P., which be may deemed to be controlled by George Soros.

(f)	Includes the Benchmark entities identified in footnote 6 on page 85, which may be deemed to be controlled by Robert Kagle.

(g)	May be deemed to be controlled by Leon G. Cooperman.

(h)	May be deemed to be controlled by Alec Litowitz.

(i)	May be deemed controlled by Jay Petschek and Steven Major.

(j)	Shareholder of SACI.

(k)	Shareholder of Jamba Juice Company, which may be deemed to be controlled by Mark E. Keenan and his sister Mary Schoch.

(l)	Board member of Jamba Juice Company

(m)	May be deemed to be controlled by Jerry Newman.

(n)	A franchisee of Jamba Juice Company.

As of November 7, 2006 there are 21,000,000 shares of SACI common stock issued and outstanding. As a result of the issuance of shares of SACI common stock in the private placement financing, there are expected to be 51,879,999 shares, of SACI common stock issued and outstanding. As a result of the dilutive effect of the issuance, for purposes of illustration, a stockholder who owned approximately 5.0% of SACI’s outstanding shares of our common stock on March 10, 2006, would own approximately 2.02% of the outstanding shares of SACI common stock immediately following the closing of the private placement financing (excluding dilution which may occur as a result of the assumption of Jamba Juice Company options and warrants as described in this proxy statement).

The SACI board of directors has determined that the private placement financing is fair to the current SACI stockholders because at the time of the marketing of the private placement financing and the initial sale pursuant to the March 10, 2006 Securities Purchase Agreement the price being paid by investors was above the then current market price (which was $7.48 at March 10, 2006), investors are not receiving warrants (as is sometimes, typical in a private placement transaction) and the shares being acquired are not immediately liquid. Additionally, the private placement financing was a negotiated agreement and there were potential private placement investors that SACI and Jamba Juice Company met with prior to March 10, 2006 that elected not to participate in the private placement financing. Finally, without the private placement financing there would be no acquisition and at the time of the private placement financing the investors were paying a premium to market with no guarantee of market reaction. SACI's board of directors negotiated terms of the private placement financing to protect existing stockholders' investments by not having any type of condition that would allow the private placement investors to walk away from the private placement financing had the market reacted negatively.

In determining the per share price of the private placement financing, the board of directors of SACI also considered the fact that there would be no transaction unless the private placement financing was raised, the duration of the commitment to be made by the investors both in terms of time until investment and time until registration, liquidity, the traditional discounts associated with private placements for public companies and that the private placement financing was based on arms-length negotiation with the prospective investors.

The terms and conditions of the private placement financing which, if approved along with the approval of the merger, will be completed pursuant to the provisions of Securities Purchase Agreements (as amended) and Registration Rights Agreements, a form of each of which is attached hereto as ‘‘Annex B’’ and ‘‘Annex C’’, respectively, is expected to be completed as promptly as practicable following the special meeting. For more information, see Section ‘‘Proposal 2 - The Financing Proposal.’’

Because the private placement described in this financing proposal involves the issuance by us of shares of common stock that would represent more than 20% of our currently outstanding common stock in connection with a financing, the proceeds of which are being used for the acquisition of a company, stockholder approval of the financing is required to maintain our listing on the American Stock Exchange. In addition, the stockholder approval rules of American Stock Exchange require stockholder approval prior to the issuance of securities to any insider at a price that is below market, as is being undertaken in the private placement financing.

Description of the Private Placement Financing

The private placement financing is a condition to the consummation of the merger with Jamba Juice Company, as described in the merger proposal. The private placement will consist of shares of our common stock. As the per share price of the common stock being issued in the financing is fixed, and not subject to adjustment at or prior to closing, the price per share price of our common stock that will be issued to the investors may be at a significant discount or premium to the closing price of our common stock as listed on the American Stock Exchange depending on the closing price of the common stock on the date of the closing of the financing. The issuance of the shares of common stock in the private placement will be substantially dilutive to our current stockholders.

The Securities Purchase Agreements (as amended) contain a number of closing conditions, representations and warranties of SACI, as well as provisions for termination. These conditions, representations and provisions are discussed below and for the complete text of the Securities Purchase Agreement, reference is made to ‘‘Annex B’’.

The obligations of SACI and the investors to consummate the private placement financing are subject to certain closing conditions, none of which are in the control of the private placement investors, including:

•	trading in SACI’s common stock shall not have been suspended;

•	the approval of the private placement transaction by SACI’s stockholders; and

•	the merger with Jamba Juice Company shall have been approved by SACI’s stockholders and the merger shall have closed.

The respective obligations of the investors to consummate the private placement transaction is subject to certain closing conditions, including:

•	all representations and warranties of SACI in the Securities Purchase Agreement shall be true and correct in all material respects as of the closing;

•	all obligations, covenants and agreements of SACI required to be performed at or prior to closing shall have been performed in all material respects;

•	there shall be no material adverse effect with respect to SACI;

•	the consummation of the private placement transaction by SACI (A) does not violate, conflict with, or constitute a default under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by, any court or U.S. state or federal or foreign governmental agency or authority, or self-regulatory organization applicable to SACI and (B) does not require from SACI any notice to, declaration or filing with, or consent or approval of any governmental authority or other third party, except for the approval of SACI’s stockholders; and

•	investors shall have in the aggregate purchased shares of SACI common stock for a total investment amount of at least $150 million.

The $150 million minimum investment referred to above was the minimum amount that SACI believed it needed to raise and, accordingly, was incorporated as a condition to closing. As noted, SACI has obtained irrevocable commitments, subject to the conditions described above, to purchase $231,600,000 of common stock.

In connection with the execution of the Securities Purchase Agreements, SACI made certain representations and warranties to the investors, including representations and warranties with respect to due incorporation and good standing, requisite corporate power and authority to enter into the private placement transaction, capitalization, SEC filings and financial statements, litigation, compliance with laws and agreements, permits, Form S-3 eligibility and taxes.

The Securities Purchase Agreements may be terminated by any investor, as to such investor’s obligations only and without any effect whatsoever on the obligations between SACI and the other investors, on the earlier of (i) 180 days from the date of the Securities Purchase Agreement (which date has been extended by the parties to December 8, 2006) or (ii) the termination of the Jamba Juice Company merger agreement.

We anticipate that the private placement financing will close, simultaneously with the closing of the merger with Jamba Juice Company, as soon as practicable following receipt of stockholder approval. The complete text of a form of Securities Purchase Agreement is attached hereto as ‘‘Annex B’’ and is incorporated by reference to this proxy statement.

The principal purpose of the private placement financing is to obtain the funds necessary to pay the purchase price and complete the merger with Jamba Juice Company as described in the merger proposal. We believe that a portion of the proceeds from the private placement, approximately $80 million, will remain after completion of the merger that will be used for expansion and general working capital purposes.

The issuance of common stock to investors in the private placement will be made in reliance upon an available exemption from registration under the Securities Act of 1933, by reason of Section 4(2) thereof or other appropriate exemptions, to persons who are ‘‘accredited investors,’’ as defined in Regulation D promulgated under the Securities Act and who meet other suitability requirements established for the private placement. SACI did not independently conclude that the private placement investors met the definition of an ‘‘accredited investor’’ or ‘‘qualified institutional buyer’’ within the meaning of the federal secrities laws, however, each investor has represented, in the Securities Purchase Agreements, that each is an ‘‘accredited investor,’’ which representations have been relied upon by SACI to support the reliance upon such claimed exemption. Many of the investors are well known to Broadband Capital Management, LLC and to management of SACI as persons or entities which routinely invest in private placements and are either qualified institutional buyers within the meaning of Rule 144A promulgated under the Securities Act of 1933 or accredited investors within the meaning of Regulation D thereunder and others are well known by management of Jamba Juice Company. There was no general solicitation; the certificates representing the shares will be legended and a Form D will be filed within 15 days of closing.

Pursuant to the Registration Rights Agreements, SACI has granted the investors certain rights to register the resale of their shares of common stock that they will receive upon completion of the financing. Any costs associated with filing of the registration statement will be paid by SACI. In the event the financing is completed, if SACI does not timely file the registration statement (the later of 30 days following the closing of the financing or July 7, 2006), or have it declared effective in a timely manner (within 60 days, or 90 days if reviewed by the Securities and Exchange Commission, of filing of the registration statement), then SACI may be subject to a penalty (an amount equal to 0.5% of the financing amount payable in cash to the investors for every 30 days such delinquencies are not cured). SACI may also be subject to the same penalty if the registration statement, once effective, ceases to be usable for a period of time. The complete text of a form of Registration Rights Agreement is attached hereto as ‘‘Annex C’’ and is incorporated by reference to this proxy statement.

Necessity of Stockholder Approval

The AMEX Company Guide requires stockholder approval in connection with the issuance of shares of common stock equal to 20% or more of the presently outstanding shares of common stock that results in proceeds to the company, which proceeds are then used to finance the acquisition of a company. In addition, shareholder approval is also required when a company issues its securities to insiders at a price considered below market.

The number of shares of Common Stock outstanding on March 10, 2006 was 21,000,000. The provisions of the Securities Purchase Agreements provide for the issuance of 30,879,999 shares of common stock and the proceeds from such issuance are being substantially used for the merger with Jamba Juice Company and such issuance is greater than the AMEX 20% limitation. Pursuant to the Securities Purchase Agreement, a condition to closing of the financing is the closing of the merger with Jamba Juice Company, which also requires stockholder approval. Accordingly, if either the merger proposal or the financing proposal is not approved, then neither the merger with Jamba Juice Company nor the financing pursuant to the Securities Purchase Agreements will be completed.

We are therefore now asking that the stockholders approve the issuance by us (i) of greater than 20% of our outstanding common stock and (ii) to certain of our insiders, in connection with the private placement financing.

Effect of the Financing on Existing Stockholders

Advantages.    Prior to voting, each stockholder should consider the fact that the private placement financing will provide additional financing, substantially all of which will be used to complete the merger with Jamba Juice Company and provide working capital and expansion capital. Each stockholder should consider the fact that if we do not complete the merger and related financing, we will continue as a blank check company until we find another suitable company to acquire or the trust is liquidated and SACI ceases to operate as a public blank check company. Later financings may not be available to us in connection with another potential acquisition, or may be available but not on the same acceptable terms and conditions as contained in the Securities Purchase Agreement.

Disadvantages.    The private placement will have a substantial dilutive effect on our current stockholders. Our current  stockholders’ aggregate percentage ownership will decline significantly as a result of the private placement. The number of shares issued pursuant to the private placement will increase substantially the number of shares of common stock currently  outstanding. This  means that our current stockholders will own a smaller interest in the Company as a result of the private placement. On a primary basis, current stockholders will be reduced from owning 100% of the outstanding common stock to owning approximately 40% of the outstanding common stock.

All shares of common stock issued in the private placement financing will be entitled to registration rights. Consequently, if these shares are registered, the shares may be freely transferable without restriction under the Securities Act of 1933, as amended, absent other securities law restrictions. Such free transferability could materially and adversely affect the market price of our common stock if a sufficient number of such shares are sold in the market.

As a result of the dilutive effect of the issuance, for purposes of  illustration, a stockholder  who owned  approximately 5.0% of our outstanding  shares of common stock on March 10, 2006, would own approximately 2.02% of the outstanding shares of our common stock immediately following the closing of the private placement financing (excluding dilution which may occur as a result of the assumption of Jamba Juice Company options and warrants).

We are therefore now asking that the stockholders approve the issuance by us of greater than 20% of our common stock outstanding as of the date of such issuance and the issuance to certain of our insiders at a below market price, in connection with the private placement.

Solely for illustrative purposes, the following table is designed to set forth information regarding the beneficial ownership of the common stock of SACI of each person who is anticipated to own greater than 5% of SACI’s outstanding common stock following the closing of the merger with Jamba Juice Company, based on the following assumptions:

•	The current ownership of the entities and individuals identified remains unchanged, except for shares acquired as a result of certain insiders participating in the private placement financing;

•	The issuance of 30,879,999 shares of common stock as a result of the private placement financing; and

•	The capital structure of SACI remains unchanged such that 21,000,000 shares of common stock will continue to remain outstanding and has not increased as a result of any warrant exercises.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Common Stock
Soros Strategic Partners, L.P. (1)	2,666,667	5.1%
Tudor Related Entities (2)	9,333,334	18.0%
John Griffin (3)	4,823,333	9.3%
PCM I, LLC (4)	3,333,333	6.4%
Och Ziff Related Entities (5)	3,333,333	6.4%
Robert Kagle (6)	3,333,333	6.4%

(1)	Which may be deemed to be controlled by George Soros.

(2)	The Altar Rock Fund, L.P., Tudor Proprietary Trading, LLC, The Raptor Global Portfolio, LTD and the Tudor BVI Global Portfolio LTD, which may be deemed to be controlled by Paul Tudor Jones.

(3)	Blue Ridge Limited Partnership and Blue Ridge Offshore Master Limited Partnership, which may be deemed to be controlled by John Griffin.

(4)	Which may be deemed to be controlled by Michael Zimmerman.

(5)	Och Ziff Master Fund, LTD, Och Ziff Global Special Investment Master Fund, LP, Fleet Maritime, Inc. and GPC LVII, LLC, which may be deemed to be controlled by Daniel Och.

(6)	Includes shares of Benchmark Capital Partners IV, L.P. (2,222,222 shares) but does not include 150,000 shares of common stock which may be issued in exchange for warrants of Jamba Juice Company held by Mr. Kagle as such amount is not determinable at this time as the warrant exchange ratio, which will be used to determine the number of warrants of SACI that each warrant of Jamba Juice Company will be exchanged for, will be calculated by using the average daily closing price of SACI common stock for the five trading days immediately preceding the closing date of the merger. Assuming an average closing price of $10.00, Mr. Kagle's Jamba Juice Company warrants covering 150,000 shares of common stock of Jamba Juice Company would be exchanged for warrants to purchase 90,000 shares of SACI's common stock. Mr. Kagle disclaims ownership of the shares of Benchmark Capital Partners IV, L.P., except for his pecuniary interest therein.

Required Vote

To be approved by the stockholders, the proposal to approve the issuance of the shares of common stock in connection with the private placement financing must receive the affirmative vote of a majority of the votes cast, in person or by proxy, at the Special Meeting. Abstentions are treated as shares present or represented and entitled to vote at the Special Meeting and will have the same effect as a vote against this proposal. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and, therefore, will have no effect on the outcome of this proposal. A failure to vote by not returning a signed proxy card will have no impact on the proposal.

Recommendation

The Board of Directors believes that it is in the best interests of SACI that the stockholders authorize such issuance.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE ‘‘FOR’’ THE FINANCING TO APPROVE THE ISSUANCE OF UP TO 30,879,999 SHARES OF COMMON STOCK IN CONNECTION WITH THE PRIVATE PLACEMENT FINANCING, ALL THE PROCEEDS OF WHICH WILL BE USED TO FINANCE THE MERGER WITH JAMBA JUICE COMPANY AND TO PROVIDE WORKING CAPITAL AND EXPANSION CAPITAL.

PROPOSAL 3

THE STOCK OPTION PLAN PROPOSAL

Background

We are seeking your approval on the adoption of the SACI 2006 Employee, Director and Consultant Stock Plan (the ‘‘Plan’’) providing for the issuance of a maximum of 5,000,000 shares of common stock in connection with the grant of options and/or other stock-based or stock-denominated awards.

On March 10, 2006, our board of directors unanimously approved the Plan, and recommended that the Plan be submitted to the stockholders for approval at the special meeting. If approved by the stockholders at the special meeting, the Plan will become effective as of the closing of the merger. A copy of the Plan is attached as ‘‘Annex D.’’

The Plan being submitted under this proposal does not have any securities issued pursuant to it and, except as set forth in the ‘‘New Plans Benefit Table’’ below, no future issuances which may be awarded have been determined, approved or granted.

Description of the SACI 2006 Employee, Director and Consultant Stock Plan

The following is a brief description of certain important features of the Plan, the full text of which is attached as ‘‘Annex D.’’  This summary does not purport to be complete and is qualified in its entirety by reference to ‘‘Annex D.’’  If the proposal to adopt the Plan is approved, we intend to promptly file a registration statement on Form S-8 under the Securities Act of 1933, as amended, registering the shares available for issuance under the Plan. If proposals 1, 2 and 4 are not approved, then SACI will not adopt the Plan and Jamba Juice Company’s 1994 and 2001 Plans will not be affected.

General.    The Plan is intended to encourage ownership of shares by employees and directors of and certain consultants to SACI in order to attract and retain such people and to induce them to work for the benefit of SACI or of an Affiliate of SACI (as defined in the Plan). The Plan provides for the granting of incentive stock options, non-qualified options, stock grants and stock-based awards.

Administration.    The Plan will be administered by the board of directors of SACI, except to the extent the board of directors delegates its authority to a committee of the board (the ‘‘Administrator’’). In addition, the Administrator or the Board may delegate its authority and power to any one or more of its members or to any other person as allowed under law.

The Administrator has the authority to administer and interpret the Plan, to determine the employees to whom awards will be granted under the Plan and, subject to the terms of the Plan, the type and size of each award, the terms and conditions for vesting, cancellation and forfeiture of awards and the other features applicable to each award or type of award. The Administrator may accelerate or defer the vesting or payment of awards, cancel or modify outstanding awards, waive any conditions or restrictions imposed with respect to awards or the stock issued pursuant to awards and make any and all other determinations that it deems appropriate, subject to the limitations contained in the Plan, as well as other applicable laws and stock exchange rules.

Eligibility.    All ‘‘employees’’ of SACI, defined by the Plan to include any employee of SACI or of an Affiliate, including employees who are also serving as an officer or director of SACI or of an Affiliate, are eligible to receive awards under the Plan. Incentive stock options may be granted only to employees. All other awards may be granted to any participant in the Plan. Participation is discretionary, and awards are subject to approval by the Administrator.

Shares Subject to the Plan.    The maximum number of shares of common stock that may be subject to awards during the term of the Plan is 5,000,000 shares. The AMEX closing price of a share of SACI’s common stock on November 7, 2006, was $10.73.

Shares of common stock issued in connection with awards under the Plan may be shares that are authorized but unissued, or previously issued shares that have been reacquired, or both. If an award under the Plan is forfeited, canceled, terminated or expires prior to the issuance of shares, the shares subject to the award will be available for future grants under the Plan. Shares subject to outstanding awards granted under other plans shall not be subject to future issuance under the Plan, if such awards are forfeited, canceled, terminated or expire prior to the issuance of shares. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant.

Limits on Awards.    The aggregate number of shares of common stock subject to awards that may be granted to any one participant during any fiscal year of SACI may not exceed 600,000.

Types of Awards.    The following types of awards may be granted under the Plan. All of the awards described below are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Administrator, in its sole discretion, subject to such limitations as are provided in the Plan. The number of shares subject to any award is also determined by the Administrator, in its discretion.

Stock Grants.    A stock grant is an award of outstanding shares of common stock that does not vest until after a specified period of time, or upon the satisfaction of other vesting conditions as determined by the Administrator, and which may be forfeited if conditions to vesting are not met. Participants generally receive dividend payments on the shares subject to a restricted stock grant award during the vesting period, and are also generally entitled to vote the shares underlying their awards.

Non-Qualified Stock Options.    An award of a non-qualified stock option under the Plan grants a participant the right to purchase a certain number of shares of common stock during a specified term in the future, after a vesting period, at an exercise price equal to at least 100% of the fair market value of the common stock on the grant date. The exercise price may be paid by any of the means described below under ‘‘Payment of Exercise Price.’’ A non-qualified stock option is an option that does not qualify under Section 422 of the Code.

Incentive Stock Options.    An incentive stock option is a stock option that meets the requirements of Section 422 of the Code, which include an exercise price of no less than 100% of fair market value on the grant date, a term of no more than 10 years, and that the option be granted from a plan that has been approved by stockholders. Additional requirements apply to an incentive stock option granted to a participant who beneficially owns stock representing more than 10% of the total voting power of all outstanding stock of SACI on the date of grant. If certain holding period requirements are met and there is no disqualifying disposition of the shares, the participant will be able to receive capital gain (rather than ordinary income) treatment under the Code with respect to any gain related to the exercise of the option.

Stock-Based Awards.    A stock-based award is a grant by SACI under the Plan of an equity award or an equity based award which is not a non-qualified stock option, an incentive stock option, or a stock grant. The Administrator has the right to grant stock-based awards having such terms and conditions as the Administrator may determine, including, without limitation, the grants of shares based upon certain conditions, the grant of securities convertible into shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each stock-based award will be set forth in the participant’s award agreement, in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate to be appropriate and in the best interest of SACI.

Payment of Exercise Price.    Payment of the exercise price of a non-qualified stock option or incentive stock option may be made in cash or, if permitted by the Administrator, by tendering shares of common stock owned by the participant and acquired at least six (6) months prior to exercise, having a fair market value equal to the exercise price, by a combination of cash and shares of common stock or by authorizing the sale of shares otherwise issuable upon exercise, with the sale proceeds applied towards the exercise price. Additionally, the Administrator may provide that stock options can be net exercised — that is exercised by issuing shares having a value approximately equal to the difference between the aggregate value of the shares as to which the option is being exercised and the aggregate exercise price for such number of shares.

Non-Transferability.    By its terms, awards granted under the Plan are not transferable other than (i) by will or the laws of descent and distribution or (ii) as approved by the Administrator in its discretion and set forth in the applicable agreement with the participant. Notwithstanding the foregoing, an incentive stock option transferred except in compliance with clause (i) above will no longer qualify as an incentive stock option. During a participant’s lifetime, all rights with respect to an award maybe exercised only by the participant (or by his or her legal representative) and cannot be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and cannot be subject to execution, attachment or similar process.

Adjustments.    Subject to certain limitations, the maximum number of shares available for issuance under the Plan, the number of shares covered by outstanding awards, the exercise price applicable to outstanding awards and the limit on awards to a single employee shall be adjusted by the Administrator if it determines that any stock split, extraordinary dividend, stock dividend, distribution (other than ordinary cash dividends), recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event equitably requires such an adjustment.

Corporate Transaction.    Upon the occurrence of a ‘‘Corporate Transaction,’’ as defined in the Plan, the Administrator, may, in its discretion and as it deems appropriate as a consequence of such Corporate Transaction, accelerate, purchase, adjust, modify or terminate awards or cause awards to be assumed by the surviving corporation in the transaction that triggered such Corporate Transaction.

Amendment and Termination.    The Plan will terminate ten years after adoption, the date which is ten years from the earlier of the date of its adoption by the board of directors and the date of its approval by the stockholders of SACI. The Plan may be amended or terminated by the Administrator at an earlier date, provided that no amendment that would require stockholder approval under any applicable law or regulation (including the rules of any exchange on which SACI’s shares are then listed for trading) or under any provision of the Code, may become effective without stockholder approval. A termination, suspension or amendment of the Plan may not adversely affect the rights of any participant with respect to a previously granted award, without the participant’s written consent. Additionally, SACI’s board of directors has the power, without further approval of SACI’s stockholders, to amend the Plan in any respect necessary at any point in time to permit the Plan, and awards granted thereunder, to continue to comply with Rule 16b-3 under the 1934 Act and with Code Section 422.

Certain United States Federal Income Tax Consequences

The following is a brief summary of the principal United States federal income tax consequences of transactions under the Plan, based on current United States federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences, which may be substantially different.

Stock Grants.    A participant generally will not be taxed at the time a stock grant is awarded, but will recognize taxable income when the award vests or otherwise is no longer subject to a substantial risk of forfeiture. The amount of taxable income recognized will equal the fair market value of the shares subject to the award (or the portion of the award that is then vesting) at that time. Participants may elect to be taxed based on the fair market value of the shares at the time of grant by making an election under Section 83(b) of the Code within 30 days of the award date. If an award with respect to which a participant has made such an election under Section 83(b) is subsequently canceled, no deduction or tax refund will be allowed for the amount previously recognized as income.

Unless a participant makes a Section 83(b) election, dividends paid to a participant on shares of an unvested restricted stock grant will be taxable to the participant as ordinary income. If the participant made a Section 83(b) election, the dividends will be taxable to the participant as dividend income, which generally is subject to the same rate as capital gains income.

Except as provided under ‘‘Certain Limitations on Deductibility of Executive Compensation’’ below, SACI will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant with respect to a stock grant award. Unless a participant has made a Section 83(b) election, SACI will also be entitled to a deduction, for federal income tax purposes, for dividends paid on awards of unvested restricted stock grants when the restrictions lapse.

Non-Qualified Stock Options.    Generally, a participant will not recognize taxable income on the grant of a non-qualified stock option provided the exercise price of the option is equal to the fair market value of the underlying stock at the time of grant. Upon the exercise of a non-qualified stock option, a participant will recognize ordinary income in an amount equal to the difference between the fair market value of the common stock received on the date of exercise and the option cost (number of shares purchased multiplied by the exercise price per share). The participant will recognize ordinary income upon the exercise of the option even though the shares acquired may be subject to further restrictions on sale or transferability. Except as provided under ‘‘Certain Limitations on Deductibility of Executive Compensation’’ below, SACI will ordinarily be entitled to a deduction on the exercise date equal to the ordinary income recognized by the participant upon exercise.

Generally, upon a subsequent sale of shares acquired in an option exercise, the difference between the sale proceeds and the cost basis of the shares sold will be taxable as a capital gain or loss.

Incentive Stock Options (ISOs ).    No taxable income is recognized by a participant on the grant of an ISO. If a participant exercises an ISO in accordance with the terms of the ISO and does not dispose of the shares acquired within two years from the date of the grant of the ISO, nor within one year from the date of exercise, the participant will be entitled to treat any gain or loss related to the exercise of the ISO as capital gain or loss (instead of ordinary income), and SACI will not be entitled to a deduction by reason of the grant or exercise of the ISO. The amount of the gain or loss upon a subsequent sale will be long-term capital gain or loss equal to the difference between the amount realized on the sale and the participant’s basis in the shares acquired. If a participant sells or otherwise disposes of the shares acquired without satisfying the required minimum holding period, such ‘‘disqualifying disposition’’ will give rise to ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date (or, if less, the amount realized upon disqualifying disposition) over the participant’s tax basis in the shares acquired. Additionally, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the participant. Except as provided under ‘‘Certain Limitations on Deductibility of Executive Compensation’’ below, SACI will ordinarily be entitled to a deduction equal to the amount of the ordinary income taxable to a participant as a result of any disqualifying disposition.

Stock-Based Awards.    A participant will recognize taxable income on the grant of unrestricted stock, in an amount equal to the fair market value of the shares on the grant date. Except as provided under ‘‘Certain Limitations on Deductibility of Executive Compensation’’ below, SACI will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant with respect to such a stock award. Other rules apply with regard to other forms of stock-based awards.

Withholding.    SACI retains the right to deduct or withhold, or require the participant to remit to his or her employer, an amount sufficient to satisfy federal, state and local and foreign taxes, required by law or regulation to be withheld with respect to any taxable event as a result of the Plan.

Certain Limitations on Deductibility of Executive Compensation.    With certain exceptions, Section 162(m) of the Code limits the deduction to SACI for compensation paid to certain executive officers to $1 million per executive per taxable year unless such compensation is considered ‘‘qualified performance — based compensation’’ within the meaning of Section 162(m) or is otherwise exempt from Section 162(m). The Plan is designed so that options and SARs qualify for this exemption.

Treatment of ‘‘Excess Parachute Payments.’’    The accelerated vesting of awards under the Plan upon a change of control of SACI could result in a participant being considered to receive ‘‘excess parachute payments’’ (as defined in Section 280G of the Code), which payments are subject to a 20% excise tax imposed on the participant. SACI would not be able to deduct the excess parachute payments made to a participant.

New Plan Benefits

The following table shows stock options that the individuals referred to below will receive if the merger proposal is approved and the stock option plan proposal is approved by the SACI stockholders at the special meeting. It is anticipated that the individuals referred to below, upon consummation of the merger, will serve in the capacities as set forth below.

New Plan Benefits
2006 Director, Employee and Consultant Stock Plan

Name and Position	Dollar Value($)(a)	Number of Units(b)
Paul E. Clayton	$—	580,000
Director, President and Chief Executive Officer
Donald D. Breen	$—	315,000
Chief Financial Officer
Karen Kelley	$—	202,500
Vice President of Operations
Executive Group	$—	1,097,500

(a)	Dollar value will be based upon the fair market value, as defined in the Plan, of SACI common stock on the date of grant.

(b)	For the amounts disclosed for Messrs. Clayton and Breen and Ms. Kelley, 70,000, 40,000 and 27,500 are shares of restricted stock, as opposed to option grants, which is the balance of the amounts indicated.

Required Vote

To be approved by the stockholders, the proposal to approve the adoption of SACI’s 2006 Employee, Director and Consultant Stock Plan must receive the affirmative vote of a majority of the shares present, in person or by proxy, at the Special Meeting. Abstentions are treated as shares present or represented and entitled to vote at the Special Meeting and will have the same effect as a vote against this proposal. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and, therefore, will have no effect on the outcome of this proposal. A failure to vote by not returning a signed proxy will have no impact on the proposal.

Recommendation

The board of directors believes that it is in the best interests of, and fair to,  SACI and its stockholders that the stockholders approve SACI’s 2006 Employee, Director and Consultant Stock Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE ‘‘FOR’’ THE ADOPTION OF THE 2006 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN.

PROPOSAL 4
AMENDMENT TO CERTIFICATE OF INCORPORATION PROPOSAL

Background

We are seeking your approval to authorize the board of directors, to amend our  certificate of incorporation to (i) increase the number of authorized shares of common stock from 70,000,000 shares to 150,000,000 shares, which will result in an increase of the total number of authorized shares of capital stock from 71,000,000 to 151,000,000 and (ii) change our name from ‘‘Services Acquisition Corp. International’’ to ‘‘Jamba, Inc.’’  The management of SACI has not reserved or determined to set aside any securities of the increased amount of authorized common stock pursuant to this proposal.

The increase in the number of authorized shares of common stock and the name change are being undertaken as a result of and in conjunction with the merger with Jamba Juice Company and the related private placement financing. As a result of the issuance of shares of common stock as contemplated in the financing proposal, and the potential assumption of options and warrants and adoption of a new stock option plan, as described in the stock option plan proposal, we will require additional shares of common stock to be reserved  in our Amended and Restated Certificate of Incorporation. In addition, in the event that the merger is completed, we will change our name to ‘‘Jamba, Inc.’’ Accordingly, this proposal to amend our certificate of incorporation is conditioned upon and subject to the approval of the merger proposal and the financing proposal.

Of the 70,000,000 shares of common stock currently authorized, as of November 7, 2006, 21,000,000 shares were issued and outstanding, 17,250,000 shares were reserved for issuance upon exercise of our currently outstanding publicly traded warrants and 1,500,000 shares were reserved for issuance for the shares underlying the underwriter’s purchase option to purchase 750,000 units. As a result, only 30,250,000 shares of common stock remain available for future issuance. It is anticipated that pursuant to the proposed financing proposal and the stock option plan proposal, as described in Proposals 2 and 3, and the transactions conditioned on such issuances, that we will issue 30,879,999 shares of our common stock. Accordingly, an increase in the number of authorized shares of common stock is necessary in order to insure a sufficient number of shares are available for issuance upon the transactions described in Proposals 2 and 3. Accordingly, this proposal to increase the authorized number of shares of common stock is conditioned upon the approval of the merger proposal and financing proposal, and the board of directors, even if approved, will not undertake to amend our certificate of incorporation if those other proposals are not approved. Additionally, our current name will not adequately reflect our business operations in the event the merger with Jamba Juice Company is consummated. Accordingly, we believe that changing our name to ‘‘Jamba, Inc.’’ in connection with the merger will better reflect our operating business upon completion of the merger.

IF OUR STOCKHOLDERS DO NOT APPROVE THIS PROPOSAL 4,  WE MAY NOT BE ABLE TO EFFECTUATE THE TRANSACTIONS DISCUSSED IN PROPOSALS 1, 2 AND 3.

Proposal

Under the proposed amendment, Article First of our certificate of incorporation would be amended as follows:

‘‘FIRST: The name of the corporation is Jamba, Inc. (hereinafter sometimes referred to as the ‘‘Corporation’’).’’

Further, under the proposed amendment, Article Fourth of our certificate of incorporation would be amended as follows:

‘‘FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 151,000,000 of which 150,000,000 shares shall be Common Stock of the par value of $.001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $.001 per share.

A.    Preferred Stock.    The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, (full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a ‘‘Preferred Stock Designation’’) and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

B.    Common Stock.    Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.’’

The proposed amendment does not change the number of authorized shares of preferred stock. Our board of directors has recommended that our stockholders approve the amendment to the certificate of incorporation. The proposed amendment would provide a sufficient number of available shares to enable us to close the transactions discussed in Proposals 1, 2 and 3 and would provide the board of directors with the ability to issue additional shares of common stock without requiring stockholder approval of such issuances except as otherwise may be required by applicable law or the rules of any stock exchange or trading system on which the securities may be listed or traded, including the American Stock Exchange. Other than as previously disclosed, our board of directors does not intend to issue any common stock except on terms that the board of directors deems to be in the best interest of SACI and our stockholders.

Required Vote

The approval of the amendment to the certificate of incorporation requires the affirmative vote of holders of at least a majority of the outstanding shares of our common stock. Abstentions and broker non-votes, as well as failing to vote by not returning your proxy card, because they are not affirmative votes, will have the same effect as a vote against this proposal.

Recommendation

The board of directors believes that it is in the best interests of SACI that the stockholders approve the proposal to authorize the board of directors, in its discretion, to amend our certificate of incorporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF SACI VOTE ‘‘FOR’’ THIS PROPOSAL 4 TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND SACI’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 70,000,000 TO 150,000,000 AND TO CHANGE OUR NAME TO ‘‘JAMBA, INC.’’

INFORMATION ABOUT JAMBA JUICE COMPANY

Background of Jamba Juice Company

Initially founded as Juice Club by founder Kirk Perron, Jamba Juice Company opened its first store in San Luis Obispo, California in April 1990. The company began with a franchise strategy and opened its second and third stores in Northern and Southern California in 1993. In 1994, management decided that an expansion strategy focusing on company stores would provide a greater degree of quality and operating control. In 1995, the company changed its name to Jamba Juice Company to provide a point of differentiation as competitors began offering similar healthy juices and smoothies in the marketplace. To gain significant scale and pursue its aggressive expansion strategy, in March 1999, Jamba Juice Company merged with Zuka Juice Inc., a smoothie retail chain that owned or franchised 98 smoothie retail units in the Western United States; as a result of such merger, Zuka Juice branded stores were converted to Jamba Juice Company stores and those stores that were franchises of Zuka Juice were converted to franchises of Jamba Juice Company.

In the last six years, Jamba Juice Company has followed a strategy of expanding its store locations in existing markets and opening stores in select new markets. Jamba Juice Company has grown its concept and brand through several channels simultaneously, including Company Stores, franchised stores, and other retail channels. As of June 27, 2006 there were 559 locations, 342 company-owned and 217 franchised, operating in 24 states, the District of Columbia and the Bahamas; notwithstanding the single Bahamas location, Jamba Juice Company has no other international locations. Jamba Juice Company also has multi-unit license agreements with area developers including, Hawaii, California, and Texas/Kansas/Missouri to develop and operate additional store locations in their respective local markets. In addition, Jamba Juice Company has agreements with retailers to operate store-within-a-store formats and is actively testing this sales channel. Jamba Juice Company also operates in non-traditional locations such as college campuses and airports. Jamba Juice Company revenue has achieved an annual growth rate of 20.3% per year over the last three fiscal years.

The table below highlights certain key statistics for Jamba Juice Company (in thousands, except for store count).

	Fiscal Years Ended(1)
	June 27, 2006	June 28, 2005	June 29, 2004	June 24, 2003	June 25, 2002
Store Count:
Company stores	342	301	243	198	179
Franchise stores	217	202	188	171	167
Total stores	559	503	431	369	346
Revenue:
Company stores	$243,668	$202,073	$165,856	$129,960	$117,550
Franchise and other revenue(2)	9,337	6,976	6,922	5,424	3,661
Total revenue	253,005	209,049	172,778	135,384	121,211
Average sales per store:
Company stores	$774	$747	$763	$701	$675
Franchise stores(3)	$586	$541	$517	$493	$462
System-wide(3)	$699	$657	$651	$604	$574
System-wide comparable sales growth(4)	4.3%	0.9%	6.0%	3.3%	1.3%

(1)	Fiscal 2004 includes 53 weeks. All other years are 52 week periods.

(2)	Franchise store sales are not included in our financial statements, however, franchise store sales result in royalties which are included in our franchise revenue. While franchise store sales are not included as revenue in our financial statements, management believes they are important in understanding Jamba Juice Company's financial performance because these sales are the basis on which the company calculates and records franchise revenue and are indicative of the financial health of the franchise base.

	Fiscal Years Ended(1)
	June 27, 2006	June 28, 2005	June 29, 2004	June 24, 2003	June 25, 2002
Franchise store sales	$120,293	$107,112	$96,721	$82,591	$74,528

(3)	System-wide and franchise average sales per store includes stores which were initially opened as Zuka Juice franchise locations prior to 1999 but which became Jamba Juice Company franchise locations as a result of Jamba Juice Company’s acquisition of Zuka Juice in 1999. These Zuka Juice franchises are often lower yielding as they are frequently in secondary locations and less desirable markets and many do not meet Jamba Juice Company's current real estate location criteria and requirements.

(4)	Comparable revenue growth is defined as year-over-year sales change for stores that are open at least 13 full periods. Comparable store sales growth begins in the first period that has a full period of comparable sales versus the prior year. System-wide sales, average system-wide sales per store and system-wide comparable sales growth are non-GAAP financial measures that includes sales at all Company-owned and franchise-owned locations. Franchise store sales and average franchise store sales are non-GAAP financial measures that includes sales at all franchise locations, as reported by franchisees. Franchise store sales are not included in our financial statements. Jamba Juice Company uses system-wide sales and franchise store sales information internally in connection with store development decisions, planning, and budgeting analyses. Jamba Juice Company believes it is useful in assessing the consumer acceptance of our brand and facilitating an understanding of financial performance as our franchisees pay royalties and contribute to advertising pools based on a percentage of their sales. To maintain year over year comparability, comparable store sales for the fiscal year ended June 29, 2004 includes 52 weeks.

Overview of Jamba Juice Company’s Menu

Jamba Juice Company provides a range of blended beverages and healthy snacks in its stores. While the largest portion of sales are generated in the lunch daypart, stores generate sales throughout the day. During fiscal year 2006, no one daypart (breakfast, lunch, afternoon or dinner) represented more than 30%, or less than 18.0% of average daily sales. The following products and services are provided in company stores and franchised outlets:

•	Jamba Smoothies: Made with real fruit and 100% fruit juices, these natural, freshly blended-to-order fruit smoothies provide 4-6 of the daily-recommended servings of fruits and vegetables. Jamba smoothies have significant Vitamin C, Vitamin A, calcium, fiber and potassium and are available in a variety of sizes. Smoothies represent over 89% of company revenue. During fiscal year 2006, smoothies represented 92% of company store sales.

•	Jamba Boosts™: To supplement the natural nutrients in Jamba smoothies, Jamba Boosts are a selection of high-quality, blended vitamin, mineral, and herbal dietary supplements designed to give the mind and body a nutritious boost. A complimentary Boost is offered with each Jamba smoothie.

•	Fresh Squeezed Jamba Juices: Jamba Juice Company offers a line-up of fresh squeezed juices, including orange, carrot, wheatgrass, lemonade, and juice combinations such as the Vibrant-C, a slushy blend of fresh orange juice, pineapple juice, bananas, and botanicals loaded with 1,400% Daily Value of Vitamin C. During fiscal year 2006, fresh squeezed juices represented 6% of company store sales.

•	Jamba Breads, Jamba Pretzels and packaged snacks: Most Jamba Juice Company locations offer a combination of breads, pretzels and packaged snacks. Each of these items is made only with natural ingredients and offers customers a complement to Jamba smoothies and juices. During fiscal year 2006, breads and snacks represented 4% of company store sales.

•	jambacard™: The jambacard is a re-loadable gift card that can be used to purchase goods at participating store locations.

•	Jamba Go-Go™: This off-site catering and event service blends up smoothies for office lunches, corporate meetings, fundraisers, school lunch programs, outdoor events, and other special functions. Go-Go activities are an opportunity to sample and engage with the community, introducing the brand to those that may not yet be familiar with the Jamba Juice Company or concept. Jamba Go-Go has created awareness and brought customers into stores by involving Jamba Juice Company in unique venues such as the Winter Olympics in Salt Lake City, the Sundance Film Festival, E! Entertainment ten year anniversary party, and many other fundraisers and charitable events.

•	Jamba Merchandise: Most Jamba Juice Company stores carry a limited supply of related merchandise, including books and smallwares. This is not a core component of revenue but contributes to the overall store experience. During fiscal year 2006, merchandise represented 1% of company store sales.

Industry Overview and Trends

The National Restaurant Association estimates that the U.S. restaurant industry’s sales in 2006 will reach $511 billion (about 4.0% of the U.S. gross domestic product) at 900,000 locations nationwide. The Association further predicts that, by 2010, food purchased away from home will represent more than half of all consumer food purchases, and that the number of restaurants around the country will swell to more than a million locations.

Jamba Juice Company believes that its highly portable and convenient offerings appeal to that growing number of consumers who choose to eat away from home yet still desire a broad selection of flavorful choices.  As Jamba Juice Company continues to add locations nationwide, we believe it will be increasingly viewed as an attractive option for consumers purchasing food away from the home.

Jamba Juice Company believes that the appeal of its stores also lies in the fact that its products embody or satisfy a number of aspirational, demographic and health related cravings in today’s consumer, including the following:

Healthy Living

The growing number of consumers focused on living a healthy lifestyle has had far-reaching ramifications on the grocery, restaurant, apparel, and healthcare industries amongst many others. Consumers are demanding products that support their interests in fitness and nutrition but are not willing to sacrifice quality. Major beneficiaries of this consumer trend have been retailers of natural products. Jamba Juice Company’s commitment to fresh fruits and natural products has bolstered its image as a leading provider of premium natural food and beverages and positions it well to benefit from this trend.

Notwithstanding the growing number of consumers demanding more nutritious dining options, consumers still seek taste and flavor in their dining experience. Research from Nations Restaurant News (‘‘NRN’’) indicates that while consumers are pursuing more healthful options they also remain interested in taste and an occasional indulgence. Jamba Juice Company provides an excellent combination of value and fresh, nutritional foods while offering guests a variety of flavorful offerings. Again, Jamba Juice Company can satisfy that desire.

Energy Beverages

Changing consumer trends and preferences are also driving growth in the energy drink market, broadly defined as beverages, lightly carbonated or not, often artificially enhanced with caffeine and herbal extracts. With consumers increasingly living highly active and ‘‘on-the-go’’ lifestyles, demand for a convenient source of energy and refreshment has grown dramatically. According to a July 2005 report by Mintel International, a market research group, since 2000 sales of energy drinks have experienced a four year compound annual growth of over 70% and are a $1.15 billion market.

Jamba Juice Company seeks to capitalize on the size of the energy drink market and differentiates itself from many energy drink alternatives by catering to the growing number of consumers seeking a healthy (i.e. natural) source of energy. Rather than using processed sugars, processed caffeine and carbonation typically found in many energy drinks. Jamba Juice Company’s line of beverages and boosts combine natural caffeine sources such as Matcha Green Tea and Guarana with the nutritional benefits of fruit to provide a healthy and flavorful source of sustained energy.

Jamba Juice Company Stores

Jamba Juice Company currently serves it customers through a combination of Company Stores and franchise stores in 24 different states and the District of Columbia and the Bahamas.

	Store Count as of June 27, 2006
	Company Stores	Franchise Stores	Total
Arizona	3	19	22
California	259	50	309
Colorado	14	7	21
Illinois	24	—	24
New York	18	—	18
Utah	6	7	13
Washington	18	2	20
Bahamas	—	1	1
District of Columbia	—	1	1
Florida	—	15	15
Hawaii	—	34	34
Idaho	—	5	5
Massachusetts	—	1	1
Maryland	—	1	1
Minnesota	—	8	8
North Carolina	—	2	2
New Jersey	—	1	1
New Mexico	—	1	1
Nevada	—	9	9
Oklahoma	—	7	7
Oregon	—	10	10
Pennsylvania	—	1	1
Texas	—	32	32
Virginia	—	1	1
Wisconsin	—	1	1
Wyoming	—	1	1
Total	342	217	559

The color scheme employed is consistent among stores, providing a bright and cheerful ‘‘marketplace’’ theme with colors that embody Jamba Juice Company’s commitment to fresh and healthy juices, smoothies, and other energizing products.

The highly interactive Jamba experience is designed to attract customers with the enticing aroma of fresh fruit, vegetables, and wheatgrass and the high-energy sounds of whirring blenders and team members calling out greetings. To highlight Jamba Juice Company’s commitment to providing a high-quality customer experience and facilitate high foot traffic through its stores, Jamba Juice Company has worked with a retail design consultant to formulate a model plan for its stores which showcases natural materials used in construction, highlights the high-quality natural ingredients used in Jamba Juice Company’s juices and smoothies, and also provides for efficient customer flow. Additionally, stores focus on the ‘‘theater’’ aspect of smoothie making by providing an environment in which all food preparation is conducted behind glass and in the open for customers to watch as the juices and smoothies are made with all-natural ingredients. The layout offers a casual bar-type atmosphere using interior stools and exterior tables and chairs. Glass cases display baked goods and shelving in front of cash registers allows for the sale of prepackaged healthy snack items.

Jamba Juice Company generally characterizes stores as (i) either ‘‘traditional’’ or ‘‘non-traditional’’ locations, and (ii) owned by either Jamba Juice Company or a franchisee, area developer or joint venture. Traditional locations include strip malls and various retail locations, while non-traditional locations include alternative distribution channels such as colleges and universities, airports, and store-within-a-store locations.

Traditional Stores

Traditional stores average approximately 1,400 square feet in size and are designed to be fun, friendly, energetic, and colorful to represent the active, healthy lifestyle that Jamba Juice Company promotes. These stores are located in either in major urban centers or in suburban strip centers.

Non-Traditional Stores

Jamba Juice Company and its franchisees operate 75 non-traditional stores as of June 27, 2006. Jamba Juice Company believes significant opportunities exist to expand its presence in non-traditional locations. Jamba Juice Company leverages the non-traditional locations to generate awareness and trial that fuel the core business. Jamba Juice Company’s non-traditional opportunities include

•	Store-within-a-Store: Jamba Juice Company is developing franchise partner relationships with major grocers and retailers to develop store-within-a-store concepts. The franchise partnerships provide it with the opportunity to reach new customers and enhance the brand without making significant capital investments. Jamba Juice Company’s premium brand and attractive unit level economics appeal to major retailers with a focus on enhancing their in-store experience. Jamba Juice Company believes that the flexibility of the Jamba Juice Company concept to fit into many formats enables Jamba Juice Company to build awareness and trial outside of its traditional locations.

•	Airports: Jamba Juice Company currently operates one airport location in Charlotte, NC, has executed a franchise agreement for the airport in Portland, OR and has the opportunity to develop additional airport locations. Jamba Juice Company’s highly portable product appeals to travelers on the go and provides an energizing boost to tiring air travel.

•	Shopping Malls: Jamba Juice Company has opportunistically established stores in shopping malls that present attractive expansion opportunities. In addition, like the airport locations, the indoor setting will alleviate weather and seasonal vulnerabilities that challenge traditional locations.

•	Colleges & Universities: The Jamba Juice Company brand is believed to be extremely appealing to the average college student’s active, on-the-go lifestyle and Jamba Juice Company expects to continue to develop on-campus locations.

Company Stores

As the name implies, company stores are not franchised locations. Substantially all of Jamba Juice Company Stores are ‘‘traditional’’ locations, meaning they operate in strip-malls and various retail locations. Jamba Juice Company leases real estate for all its Company Stores.

Franchise Stores

Jamba Juice Company’s franchising program is currently conducted via (a) single store franchises to an existing franchisee or with respect to non-traditional store venues such as airports, universities, store-in-store, and other commercial sites, and (b) exclusive multi-unit license agreements in which the franchisee develops and operates a specified number of stores within a specified period of time within a specified geographic area.

Area Development Agreements

As of June 27, 2006, Jamba Juice Company had seven area developers and two agreements to operate kiosks in the store-within-a-store format, operating 122 stores under multi-unit license agreements. Each area developer is generally required to enter into two types of agreements: a multi-unit license agreement which establishes the number of stores to be developed in an area and a franchise agreement for each store opened. Three of the seven area developer agreements have expired, and as a result those area developers no longer have either exclusive development rights to a particular geographic territory or new store development obligations. However, each store opened by area developers is protected by the franchise agreements they have entered into with Jamba Juice Company for each store, which are typically consistent with franchise agreements Jamba Juice Company has entered into with franchisees who are not area developers.

The territories subject to the remaining four area developer agreements include the Hawaiian Islands, and parts of Texas, Kansas, Missouri, and northern California. As of June 27, 2006, these four area developers have contractual commitments to open 33 new franchise stores by no later than May 6, 2010. The agreement for development of stores in the Hawaiian Islands expires 2018, the agreement covering development of franchise stores in parts of Texas, Kansas, and Missouri expires in 2010, and two agreements covering development of stores in parts of California expire at the end of 2008.

If an area developer fails to develop stores on schedule, Jamba Juice Company has the right to terminate the agreement and develop Company Stores or develop stores through new area developers in the territory. None of the currently active multi-unit license agreements provide Jamba Juice Company the right to re-purchase the rights to the agreements as well as the stores that have been opened under such agreements in the event of a failure by the licensee to meet certain minimum development obligations.

So long as a multi-unit license developer is in compliance with the terms of its development agreement, including the opening of the requisite number of new franchise locations, Jamba Juice Company may not open traditional, stand-alone stores in that area. Notwithstanding, Jamba Juice Company may open in such market non-traditional stores such as store-in-store locations, airport locations, and college campus locations. Once the multi-unit license development agreement expires, the area developer is no longer obligated to open additional Jamba Juice locations, and the only obligation is that Jamba Juice Company typically must honor is a one-mile protected radius around each of the individual franchises developed under that multi-unit license agreement.

Franchisees subject to multi-unit license agreements generally pay ½ of the initial fee, or $12,500 currently, for each store required to be developed upon execution of the multi-unit development agreement as a development fee. The development fee is then credited against the initial fee, currently $25,000, due for each store then developed.

Franchise Agreements

The Jamba Juice Company current franchise agreement provides for a 10-year term. The agreement is renewable for an additional 10-year term, subject to various conditions and state law. The royalty rate is currently 5% of sales and franchisees are required to contribute up to 4% of sales (2% for a non-traditional store) to a company-administered marketing fund. At the present time, Jamba Juice Company is only charging 2% of sales as the marketing contribution. There is typically a one-mile geographic radius restriction for traditional stores in non-downtown areas.

Franchisees typically pay an initial fee ranging from $15,000 for non-traditional store locations to $25,000 for traditional store locations.

Jamba Juice Company does not provide financing to its franchisees. Jamba Juice Company may consider a joint venture investment in certain circumstances.

Store Selection Process

Jamba Juice Company carefully screens prospective locations for visibility, traffic patterns, demographics, convenience, and co-tenancy for both Jamba Juice Company owned and franchise locations. Jamba Juice Company selects locations for new markets by targeting concentrations of early adopters that they believe will try the Jamba experience and spread positive word-of-mouth about the brand. In addition, Jamba Juice Company looks for high traffic locations within urban areas before eventually spreading the concept to more suburban settings. Jamba Juice Company’s expansion strategy involves using the clustering approach. Jamba Juice Company believes this approach has the potential to increase brand awareness and improve operating and marketing efficiencies. Jamba Juice Company believes that clustering helps to reduce costs associated with regional supervision of store operations, increase distribution efficiencies, and provide it with the opportunity to leverage marketing costs over a greater number of stores. In addition, Jamba Juice Company believes its ability to hire qualified team members is enhanced in markets in which it is well known.

Seasonality

Jamba Juice Company sales are subject to day to day volatility based on weather and vary by season. Jamba Juice Company’s fiscal year is based on 13 four week periods ending on the final Tuesday in June. Sales for Jamba Juice Company’s first fiscal quarter comprised of four, four week periods ending in mid-October represent approximately 34% of annual sales. The second quarter which includes the winter holiday period ends the second week in January and is our lowest sales volume quarter, representing approximately 16% of store sales. Jamba Juice Company’s third quarter which covers the second week in January to the first week in April generates approximately 22% of store sales, while the fourth quarter, which encompasses the springtime period from the second week in April until the last week in June, is Jamba Juice Company’s second strongest sales quarter generating approximately 28% of sales. The second, third and fourth quarters are each comprised of three, four week periods, or twelve weeks in total.

Store Operations

Customer Service

Jamba Juice Company tries to provide its customers a positive experience by promoting interaction with its team members and encouraging a healthy, active lifestyle. Jamba Juice Company’s goal is to build a powerful relationship with customers that transcends its core smoothie product line and goes beyond four walls of its stores. Jamba Juice Company strives to form this bond with its customers based on quality, trust, and integrity. To achieve this goal, Jamba Juice Company seeks to hire customer-service-oriented people who exhibit Jamba Juice Company’s culture and values. Jamba Juice Company trains members to deliver a high-quality customer experience and Jamba Juice Company provides team members with financial incentives and opportunities for advancement when they fulfill service expectations. Supported by the ‘‘theater’’ of the fully displayed production process, Jamba Juice Company believes that the Jamba Juice Company experience is a competitive advantage.

Store Management

Jamba Juice Company’s Operations team is the foundation for Jamba Juice Company’s performance and vital to long-term growth. Jamba Juice Company recruits and retains leaders with broad experience in management and industry.

Jamba Juice Company supports its store operations with a combination of Regional Directors of Operations, District Manager, and General Managers at each store.

Jamba Juice Company’s team of Regional Directors of Operations (RDO’s) average more than 15 years of industry experience. Their backgrounds include experience in full-service restaurants and high growth retailers, with several RDO’s having previously held Vice President of Operations titles. RDO’s manage teams of District Managers and report directly to two experienced retail zone vice presidents who in turn report to the Vice President of Operations. Jamba Juice Company’s District Managers have deep experience with leading beverage companies, full-service restaurants, and high growth retailers. In addition, 40% of District Managers have been internally developed and promoted to the District Manager level.

Maintaining the Jamba Juice Company corporate culture is essential as Jamba Juice Company continues to expand, and Jamba Juice Company believes that it is critical to developing its brand and ensuring its continued success. Jamba Juice Company believes team members are the key to its success and that its culture fosters personal interaction, mutual respect, trust, empowerment, enthusiasm and commitment. Jamba Juice Company carefully screens potential team members to ensure that they hold many of its core values and fit into the culture. By placing an emphasis on its mission statement and values, and encouraging responsibility and accountability at every level, Jamba Juice Company believes that it has created a sense of team member loyalty and an open and interactive work environment, resulting in a highly passionate workforce. Team members are paid competitive wages and are offered opportunities for rapid advancement. As a result, Jamba Juice Company believes the turnover of both its store-level general managers and store level non-manager employees is in line with other similar concepts that have seasonal labor at approximately 25% and 100% annually. In addition to competitive wages, store managers are eligible for performance based bonuses and a retention bonus. The performance bonus is paid out five times per year based on meeting certain profit targets. In addition to these periodic base bonus payments made during the year, at year end managers are eligible for a bonus equal to 10% of profit delivered above their target. Jamba Juice Company also pays managers a retention bonus. Managers who stay with Jamba Juice Company for three years are paid a $10,000 one time bonus.

Training

Jamba Juice Company conducts various training programs for team members, support center staff, and its leadership team. Jamba Juice Company’s training program has received numerous accolades, including the 2004 Winning Workforce Award, presented by the National Restaurant Association Educational Foundation and Coca-Cola, for the innovative training program supporting the launch of the Sixteen. In 2005, Jamba Juice Company received the 2004 Catalyst Award presented by People Report to Jamba Juice Company that made significant advances in their people practices and has sustained the results for at least one year. Jamba Juice Company is dedicated to providing a meaningful experience for all team members, with ample opportunity to develop leadership skills as they move up through the organization. Jamba Juice Company’s training programs include formal programs such as the Manager-in-Training programs for new managers and the more informal one-on-one discussions held between General Managers, District Managers, and RDO’s. The goals of all the programs are to shorten the learning curve while creating greater confidence in order to achieve success through strong performance and results.

Advertising and Marketing

Jamba Juice Company’s marketing strategy focuses on communicating the benefits of the products and the brand’s values through many creative and non-traditional avenues. Marketing efforts are concentrated on store locations to build memorable experiences that will generate positive word-of-mouth. As Jamba Juice Company enters new markets it must communicate the Jamba Juice Company story, the benefits of its products, and its usage occasions. Emotional connections are developed as the messages are delivered consistently and with a freshness that appeals to consumers. Jamba Juice Company augments its in-store communications with small promotional events, community involvement, and opportunistic grass-roots marketing.

Jamba Juice Company believes that it benefits from national media attention, providing it a significant competitive advantage. Historically, Jamba Juice Company has not engaged in any mass media marketing programs, relying instead on word-of-mouth, trade-area marketing, and in-store promotions to increase customer awareness. Nevertheless, Jamba Juice Company has been featured in stories appearing in The Wall Street Journal, The New York Times, USA Today, and a host of local newspapers and magazines. Jamba Juice Company has also been featured in television shows such as Dateline NBC, The Oprah Winfrey Show, Saturday Night Live, The Sopranos and Late Night with David Letterman. Jamba Juice Company’s fundraising events also capture a significant amount of coverage from local TV stations.

In fiscal year 2006, Jamba Juice Company spent 2.0% of company store net sales on marketing efforts. In addition, franchisees contribute to the development and deployment of system-wide marketing programs. Franchisees also spend to market the Jamba Juice Company brand in their local market area.

In addition, Jamba Juice Company capitalizes on the openings of new sites as opportunities to reach out to the media. Jamba Juice Company tries to secure live local television, radio broadcasts and coverage in local newspapers for each store opening. In addition, openings are frequently associated with a charitable event to reinforce Jamba Juice Company’s strong commitment to its communities.

Food Purchasing

Smoothie and juice products depend heavily upon supplies of fresh and fresh-frozen fruit. The quality of each smoothie depends to a large degree on the quality of the basic fruit ingredients from which it is made. It is therefore essential that the supply of fruit is of the highest quality and is consistent throughout the year. To achieve these dual goals, and realize the lowest possible purchase costs, Jamba Juice Company purchases all of its projected requirements for the coming year of a given type of fruit from suppliers at the height of the season for that particular fruit. Jamba Juice Company conducts quality assurance testing at the time of packing to ensure that the fruit meets its high standards, which meet or exceed USDA Grade-A standards. The fruit is then flash-frozen and stored by the supplier(s) for shipment to distributors throughout the year.

Jamba Juice Company contracts with independent distribution companies to distribute products to the stores. The contracts generally are short-term. Contracts with current distributors were recently renegotiated with three to five year terms. Given the density of stores in California, the costs of goods sold in California is lower than other regions of the country. Jamba Juice Company believes that by clustering future store development it can begin to lower distribution costs, and therefore reduce cost of goods sold, in non-California markets.

Southwest Traders, Inc. is a distributor of proprietary products to Jamba Juice Company Stores and franchise stores. Southwest Traders distributes ingredients that make up approximately 85% of Jamba Juice Company’s cost of sales for fiscal year 2006. Southwest Traders does not manufacture or negotiate pricing agreements for products sold in Jamba Juice Company stores. They serve solely in a warehousing and distribution capacity and receive a fixed percentage mark up on the independently negotiated cost of Jamba Juice Company’s ingredients. Jamba Juice Company’s contract does provide that during the term we will use Southwest Traders as our exclusive distributor within certain territorial boundaries provided they meet required service levels. The contract is firm through December 31, 2007 and is not subject to cancellation unless either party defaults within the contract due to non-performance.

All of Jamba Juice Company’s nutritional supplements (i.e., Boosts™), soups, pretzels, and breads are produced to very exacting specifications. After quality control checks at the support center, all products are shipped directly to stores using outside distributors. Jamba Juice Company does not maintain central warehousing facilities.

Competition

The restaurant industry is highly competitive and fragmented. All restaurants compete based on a number of factors, including taste, quickness of service, value, name recognition, restaurant location and customer service. For further information about the restaurant industry, see ‘‘— Industry Overview and Trends’’ above.

Jamba Juice Company competes with all purveyors of quick, convenient food and beverage products, including quick service restaurants, coffee shops and grocery stores. Jamba Juice Company competes most directly with regional smoothie stores, most of which are franchises of other smoothie brands including Smoothie King, Planet Smoothies, Robecks, Tropical Smoothie, Freshens, Juice It Up, Maui Wowi and others.

Business Strategy

Jamba Juice Company follows a fundamental business strategy focused on Brand, Business and Culture.

Brand

Jamba Juice Company believes the Jamba brand communicates the passion and positive energy of the Jamba Juice experience. Jamba Juice Company’s focus on its brand is designed to ensure that customers are aware of the positive product attributes and the vision and values of the Jamba team. Jamba Juice Company believes the branding efforts are instrumental to generating strong same store sales growth and laying the foundation for new unit growth. The brand initiatives encompass the following:

•	Brand Communications: Generating awareness and loyalty through the communication of the product benefits and the eventual development of an emotional connection with the customer.

•	Product Optimization and Innovation: Devoting additional resources to optimizing the current menu and developing new appealing menu items.

•	Store Environment: Building a store environment that is an energizing and memorable experience for customers.

•	People: Attracting and developing high-quality team members that deliver energy and superior service to customers.

Business

Jamba Juice Company’s leadership team tries to maintain a focus on business performance that enables the long-term growth of Jamba Juice Company. Jamba Juice Company’s growth strategy is to expand its existing markets and develop new markets while leveraging its support infrastructure. Jamba Juice Company understands that it requires strong unit level economics across regions and platforms to continue growth. As a result, Jamba Juice Company strives to achieve the following:

•	Unit Economics: Continue to improve on store profitability.

•	New Unit Growth: Continue to expand in existing markets as well as emerging and new markets.

•	Leverage Infrastructure: Continue to build upon and leverage existing infrastructure to improve profitability.

Culture

Jamba Juice Company strives to provide a unique culture where team members execute at high levels while expressing their passion for the brand. Jamba Juice Company believes its vision and values are more than bulletin board postings; they are embodied in the store teams, the support staff, and the leadership team. Jamba Juice Company’s ability to execute its growth strategy is highly dependent on the maintenance and enhancement of its unique culture. To ensure that the culture will continue to drive business execution, Jamba Juice Company’s leadership team attempts to focus on the following:

•	F.I.B.E.R: The core values of Jamba — Fun, Integrity, Balance, Empowerment, and Respect must continue to be embodied and communicated throughout Jamba Juice Company.

•	Leadership Capability: Attracting and retaining high capability individuals that execute the business strategy while building the platform for future growth.

•	Store Level Capability: Jamba stores are the foundation of the business and must execute flawlessly. Jamba leadership ensures that stores are fully staffed and trained in order to provide the energetic and memorable Jamba store experience.

•	Community: A key to developing and sustaining emotional connections with customers is the shared appreciation of community involvement. Jamba Juice Company’s commitment to the communities where it operates is vital to customer loyalty and sustaining the passion of Jamba team members.

Growth Strategy

Jamba Juice Company has a multi-pronged growth strategy including the development of new stores, increasing same store sales, increase customer frequency and developing alternative channels for its brand. Jamba Juice Company's typical costs to construct a store range from approximately $300,000 to over $500,000 in major metropolitan areas such as New York, but average approximately $360,000 outside of such major metropolitan areas, net of tenant improvement allowances provided by landlords.

Development of New Stores

Jamba Juice Company’s management believes that Jamba Juice Company enjoys significant market expansion options both nationwide and internationally. During the fiscal year ended June 27, 2006, Jamba Juice Company opened 43 new Company Stores, closed three locations and acquired one franchise location, while its franchisees opened 29 stores, closed 13, including eight Whole Food Market locations, and disposed of one location. Jamba Juice Company anticipates that it will continue to open a combination of traditional and non-traditional stores in both existing and new domestic markets. It is anticipated that this growth will be accomplished through the development of Company Stores as well as franchise stores opened by area developers. Jamba Juice Company’s management expects that international development opportunities will primarily be pursued through area development or joint venture agreements with third-parties.

Increase Same Store Sales

•	Jamba Juice Company’s Journey from Initial Trial to Regular Healthy Habit: The mission of Jamba Juice Company is to fuel its customers’ active lifestyles by encouraging a ‘‘healthy habit’’ consisting of a regular dose of Jamba Juice. By communicating to its customer base that it will be a source of energy and enjoyment throughout all stages of their journey, Jamba Juice Company is building deep customer loyalty. Jamba Juice Company views the conversion of ‘‘light users’’ (two or less times per month) to ‘‘heavy users’’ (eight or more times per month) as a significant opportunity that will drive same store sales growth while reducing weather and seasonal vulnerabilities. Jamba Juice Company’s product innovations and expanded marketing communications have the potential to convert light users to heavy users by increasing the purchase occasion opportunities and strengthening the customer’s emotional connection with the brand.

•	Brand Communication and Awareness: Jamba Juice Company’s strategy for brand communication focuses on delivering a clear message of the benefits of its products and the principles behind the Jamba brand. The delivery of the message must be fresh, interesting, and relevant to establish an emotional connection with the customer. As it does not engage in mass media communications, Jamba Juice Company employs the store experience as its primary communication vehicle, concentrating on ensuring that all touch points are consistent and clear in order to build brand awareness that will result in initial trial followed by repeat visits and positive word-of-mouth. The communications encompass the colors, smells, displays, and merchandise found in the store in addition to the energy of the team members. Jamba Juice Company anticipates driving same store sales growth by educating consumers on the benefits of Jamba products, its usage occasions, and the story of Jamba Juice Company. The clarity and harmony of the message will create emotional connections with customers and build brand loyalty.

•	Devoting Additional Resources to Product Optimization and Innovation: Jamba Juice Company’s research team continually seeks to enhance the product offerings available to customers, and where possible, reduce product and labor costs at the store level. This process includes both the development of new products and the optimization of the menu to ensure only the most appealing products are offered to customers. As new products are introduced to the menu, usage occasions increase and positive word-of-mouth is spread. Jamba Juice Company was extremely successful with this approach when it introduced the Enlightened

Smoothies TM and the All Fruit TM line of beverages to satisfy customers concerned with calorie and sugar levels; those two product lines, introduced in 2004 and 2006 respectively, now account for over 20% of sales. Jamba Juice Company is passionate about creating fresh new products that meet an even greater variety of customer needs. Jamba Juice Company prides itself on listening carefully to customer feedback, an example being the introduction of the Sixteen, a 16-ounce size offering, introduced to satisfy customers’ demands for smaller smoothies and increase usage occasions. As energy drinks continue to gain momentum, Jamba Juice Company introduced its Matcha Green Tea Creations TM and the Acai Supercharger TM with Guarana to provide a healthy, inventive, and high energy option for its customers. Jamba Juice Company anticipates devoting additional resources to its research and development team in an effort to build upon recent new product successes and take its product innovation abilities to the next level. While there is no certainty that product development efforts will lead to the introduction and success of new product offerings as well a potential increases in gross margins, Jamba Juice Company will continue to use these new resources try to develop fresh concepts that appeal to customers at any time of day and in any weather or season.

•	Customer Service: Jamba Juice Company team members are responsible for the high level of customer service that is a key component of its success. Team members warmly greet customers upon entering the store and efficiently deliver their order in a timely manner. With a highly customized product, operational efficiency is vital to achieving high levels of throughput. Jamba Juice Company team members not only deliver the customers’ orders quickly, they also transfer the enjoyment and energy they gain from working at Jamba Juice Company to the customers. Jamba Juice Company’s management believes continuing to deliver high-quality customer service will differentiate Jamba Juice Company in the marketplace and drive long-term customer loyalty.

Brand Extensions

The successful development of the Jamba brand has positioned Jamba Juice Company well to extend its product offerings outside of its stores. While Jamba Juice Company’s product is already highly portable and convenient, the opportunity to develop a Jamba product line available in other outlets and formats would expand the brand touch points and product usage occasions available to consumers. Jamba Juice Company’s branding team will ensure that any product extensions fit the Jamba message and standard of product quality. The following is a sample of the types of opportunities for product extensions that Jamba Juice Company is currently considering or may choose to pursue in the future, either alone or in concert with strategic partners:

•	Ready-To-Drink Beverages: Jamba Juice Company’s strong association with premium, flavorful beverages translates well into Ready-To-Drink beverages available in a variety of retail locations. Jamba Juice Company is currently engaged in activities to determine the opportunity and validity of a Ready-to-Drink line of beverages. Energy drinks, drinkable yogurts, Ready-To-Drink teas, and premium juices are all options for brand extensions available to Jamba Juice Company. These activities are preliminary in nature and, as such, management has not allocated significant resources to this opportunity to date.

•	jambacard in Retailers: Jamba Juice Company has recently entered into an agreement with Blackhawk Marketing Services, Inc. whereby Blackhawk will offer and distribute the jambacard for sale at mutually-agreed upon third-party retailers. The initial roll-out of this program commenced during the holiday season of 2005 through Safeway, Vons, and SaveMart stores. Jamba Juice Company expects this program to help drive both brand awareness and sales.

Jamba Juice Company Management — Directors and Executive Officers

Paul E. Clayton — Chief Executive Officer and Director

Mr. Clayton, 48, has been Jamba Juice Company’s Chief Executive Officer since February 2000. Mr. Clayton was with Burger King Corporation from 1984 to January 2000 in increasingly responsible positions in marketing, operations and development. Mr. Clayton was President of Burger King North America in Miami Florida from March 1997 to January 2000, Senior Vice President, Worldwide Marketing from March 1994 to March 1997, and Vice President, Marketing USA from July 1993 to March 1994. He received his BS/BA degree from Boston University, and his MBA from the University of North Carolina at Chapel Hill.

Donald D. Breen — Chief Financial Officer

Mr. Breen, 48, has been Jamba Juice Company’s Chief Financial Officer since June 2005. Mr. Breen was with Fresh Enterprises, the Parent Company of Baja Fresh Mexican Grill, in Thousand Oaks, California from July 1999 to December 2004, where he was the Senior Vice President and CFO. Prior to Baja Fresh, Mr. Breen was employed by Brothers Gourmet Coffees, Inc., a wholesale and retail coffee roaster in Boca Raton, Florida, serving as President, Chief Executive Officer and Chief Financial Officer from January 1996 to May 1999. Prior to that, Mr. Breen was Finance Director, Assistant Secretary and Assistant Treasurer for Adolph Coors Company. Mr. Breen earned both his BS in Finance and an MBA from the University of Connecticut.

Karen Kelley — Vice President of Company Operations

Ms. Kelley, 40, has been Jamba Juice Company’s Vice President of Company Operations since March 1998. From 1994 to 1998, Ms. Kelley was with Boston Market. She was Managing Partner of Boston Market from 1994 to 1995; Director of Operations — Northern California from 1995 to 1997, and Vice-President of Operations — Northern California from 1997 to 1998. Ms. Kelley attended the University of Colorado.

Paul Coletta — Vice President of Marketing and Brand Development

Mr. Coletta, 42, has been Jamba Juice Company's Vice President of Marketing and Brand Development since June 2006. Before Jamba Juice Company he worked for Hewlett Packard in San Diego, CA as Director of World Wide Marketing from 2002 to 2006. From 2000-2002 he was with Freeborders Software in San Francisco, CA as Senior Vice President of Marketing. In 1999 Mr. Coletta was with Cost Plus World Market in Oakland, CA as Vice President General Merchandising Manager. From 1995 to 1999 he was with Viacom in New York City, NY as Vice President of Product and Brand Marketing. Prior to that he was with The Walt Disney Company as Director of Merchandise and Federated Department Stores as a Buyer, Assistant Buyer and Department Manager. Mr. Coletta attended Loyola Marymount University.

Russell Testa — Vice President of Human Resources

Mr. Testa, 49, has been Jamba Juice Company’s Vice President of Human Resources since February 2004. His most recent employment prior to joining Jamba Juice Company was with Mervyn’s in Hayward, California, a division of Target Corporation, from May 1993 through January 2003 where he was as Senior Vice President of Human Resources from September 2001 and Vice President of Human Resources prior to that time. Mr. Testa earned his A.B. degree in Economics from the University of California, Davis.

Three current directors of Jamba Juice Company that will be appointed to the SACI board of directors at closing of the merger are:

Robert C. Kagle — Director

Mr. Kagle, 50, has served as a director of Jamba Juice Company since 1994. Mr. Kagle has been a member of Benchmark Capital Management Company, LLC, the General Partner of Benchmark Capital Partners, L.P. and Benchmark Founders’ Fund, L.P., since its founding in May 1995. Mr. Kagle also has been a General Partner of Technology Venture Investors since January 1984. Mr. Kagle also serves on the board of directors of eBay, Inc. and ZipRealty, Inc. Mr. Kagle holds a B.S. degree in Electrical and Mechanical Engineering from the General Motors Institute (renamed Kettering University in January 1998) and an M.B.A. degree from the Stanford Graduate School of Business.

Richard L. Federico — Director

Mr. Federico, 52, has served as a director of Jamba Juice Company since October 2004. Since September 1997, Mr. Federico has been the Chief Executive Officer of P.F. Chang's China Bistro (‘‘P.F. Chang's’’) and a Director of P.F. Chang's since February 1996. In December 2000, Mr. Federico was named Chairman of the Board of P.F. Chang's. From February 1989 to January 1996, Mr. Federico served as President of the Italian Concepts division of Brinker International, Inc. (NYSE:EAT), where he was responsible for concept development and operations. Under Mr. Federico’s direction, this division grew from one unit in 1989 to more than 70 units by 1996.

Craig J. Foley — Director

Mr. Foley, 62 has served as a director of Jamba Juice Company since 1994. Mr. Foley is Managing Partner of Wickham Capital Partners, a private investment partnership formed in 1994. He was founding investor in Chancellor Capital Management (now INVESCO Private Capital) and served as a member of its Board of Directors. At Chancellor, he headed the Venture Capital Group, which he established in 1982. Prior to Chancellor, he was affiliated with major New York banking and investment firms. Mr. Foley was an early or lead investor in Starbucks, COSTCO, Staples, PetSmart, Gadzooks, Noah’s Bagels, Jamba Juice Company, and The White House/Black Market (acquired by Chico’s). Mr. Foley has served as a director of various private companies and was a fifteen year member the Starbucks Corporation Board of Directors, where he served on the Compensation Committee and Chaired the Audit Committee. Mr. Foley graduated from Kenyon College, and served as a Trustee of the Bronxville Board of Education and as a Trustee of Kenyon College, where he was Vice Chair of the Board and Chair of the Investment Committee.

Government Regulation and Environmental Matters

Government Regulation.    Jamba Juice Company is subject to extensive and varied federal, state and local government regulation, including regulations relating to public health and safety and zoning codes. It operates each of its stores in accordance with standards and procedures designed to comply with applicable codes and regulations. However, if Jamba Juice Company could not obtain or retain food or other licenses, it would adversely affect its operations. Although Jamba Juice Company has not experienced, and does not anticipate, any significant difficulties, delays or failures in obtaining required licenses, permits or approvals, any such problem could delay or prevent the opening of, or adversely impact the viability of, a particular store or group of stores.

California and other states and local jurisdictions have enacted laws, rules, regulations and ordinances which may apply to the operation of a Jamba Juice Company store, including those which (a) establish general standards, specifications and requirements for the construction, design and maintenance of the store premises; (b) regulate matters affecting the health, safety and welfare of your customers, such as general health and sanitation requirements for restaurants; employee practices concerning the storage, handling, cooking and preparation of food; special health, food service and frozen dessert machine licensing requirements; restrictions on smoking; restrictions on the sale of alcoholic beverages and required posting of notices regarding the risks of alcohol consumption, exposure to tobacco smoke or other carcinogens or reproductive toxicants and saccharin; availability of and requirements for public accommodations, including restrooms; (c) set standards pertaining to employee health and safety; (d) set standards and requirements for fire safety and general emergency preparedness; (e) govern the use of vending machines; (f) regulate the proper use, storage and disposal of waste, insecticides, and other hazardous materials; (g) establish general requirements or restrictions on advertising containing false or misleading claims, or health and nutrient claims on menus or otherwise, such as ‘‘low calorie’’ or ‘‘fat free’’; and (h) establish requirements concerning withholdings and employee reporting of taxes on tips.

In addition, in order to develop and construct more stores, Jamba Juice Company needs to comply with applicable zoning, land use and environmental regulations. Federal and state environmental regulations have not had a material effect on its operations to date, but more stringent and varied requirements of local governmental bodies with respect to zoning, land use and environmental factors could delay or even prevent construction and increase development costs for new stores. Jamba Juice Company is also required to comply with the accessibility standards mandated by the U.S. Americans with Disabilities Act, which generally prohibits discrimination in accommodation or employment based on disability. It may, in the future, have to modify stores, for example, by adding access ramps or redesigning certain architectural fixtures, to provide service to or make reasonable accommodations for disabled persons. While these expenses could be material, Jamba Juice Company’s current expectation is that any such action will not require it to expend substantial funds.

In addition, Jamba Juice Company is subject to the U.S. Fair Labor Standards Act, the U.S. Immigration Reform and Control Act of 1986 and various federal and state laws governing various matters including minimum wages, overtime and other working conditions. It pays a significant number of its hourly staff at rates consistent with but higher than the applicable federal or state minimum wage. Accordingly, increases in the minimum wage would increase its labor cost. Jamba is also subject to various laws and regulations relating to its current and any future franchise operations. See ‘‘Risk Factors — Risks Associated with Jamba Juice Company’s Business and Industry — Governmental regulation may adversely affect Jamba Juice Company’s ability to open new stores or otherwise adversely affect its existing and future operations and results.’’

Jamba Juice Company is also subject to various federal and state laws that regulate the offer and sale of franchises and aspects of the licensor-licensee relationship. Many state franchise laws impose restrictions on the franchise agreement, including the duration and scope of non-competition provisions, the ability of a franchisor to terminate or refuse to renew and the ability of a franchisor to designate sources of supply. The Federal Trade Commission, or the FTC, and some state laws also require that the franchisor furnish to prospective franchisees a franchise offering circular that contains prescribed information and, in some instances, require the franchisor to register the franchise offering circular.

Environmental Matters.    Jamba Juice Company is subject to federal, state and local environmental laws and regulations concerning the discharge, storage, handling, release and disposal of hazardous or toxic substances (‘‘environmental laws’’). These environmental laws provide for significant fines, penalties and liabilities, sometimes without regard to whether the owner or operator of the property knew of, or was responsible for, the release or presence of the hazardous or toxic substances. Third parties may also make claims against owners or operators of properties for personal injuries and property damage associated with releases of, or actual or alleged exposure to, such substances. Jamba Juice Company cannot predict what environmental laws will be enacted in the future, how existing or future environmental laws will be administered or interpreted, or the amount of future expenditures that it may need to make to comply with, or to satisfy claims relating to, environmental laws. While, during the period of its ownership, lease or operation, its stores have not been the subject to any material environmental matters, it has not conducted a comprehensive environmental review of its properties or operations. Jamba Juice Company has not conducted investigations of its properties to identify contamination caused by third-party operations; in such instances, the contamination must be addressed by the third party. If the relevant third party does not or has not addressed the identified contamination properly or completely, then under certain environmental laws, Jamba Juice Company could be held liable as an owner and operator to address any remaining contamination. Any such liability could be material. Further, Jamba Juice Company may not have identified all of the potential environmental liabilities at its properties, and any such liabilities could have a material adverse effect on its operations or results of operations.

Employees

Jamba Juice Company has a total of approximately 8,100 employees as of November 4, 2006. Management of Jamba Juice Company believes its commitment to its team members has resulted in a turnover rate that is significantly lower than its competitors. Management of Jamba Juice Company believes that its relationship with its team members is exceptional.

Properties

Jamba Juice Company’s corporate headquarters located at 1700 17th Street, San Francisco, California. This facility is occupied under a lease for approximately 30,000 square feet, at a cost of approximately $498,000 per year and it terminates on December 31, 2006. Jamba Juice Company recently entered into a lease for new corporate headquarters to be located at 6475 Christie, Emeryville, California. This facility is for approximately 35,000 square feet, at a cost of approximately $975,000 per year.

Jamba Juice Company currently operates all of its stores under leases and typically signs five to fifteen year leases. Jamba Juice Company does not intend to purchase real estate for any of its sites in the future. Jamba Juice Company believes that the size and flexibility of its format provide it with a competitive advantage in securing sites.

Legal Proceedings

In January 2006, a lawsuit was filed against Jamba Juice Company by Foodie Partners in a Federal District Court in Texas (E. Dist. Texas, Civ. No. 2:06-cv-012). The lawsuit alleges infringement of U.S. Patent No. 5,950,448. The patent in question describes dispensing and combining refrigerated source liquids, ice, and flavoring additives to create a ‘‘smoothie’’ type beverage, and is generally directed to locating various ingredients (source liquids, flavor additives, ice) as well as processing mechanisms (blender, beverage tap, sink, etc.) in relation to specific locations. The plaintiffs seek injunctive relief, damages, and attorney’s fees and costs. Due to the early status of this case, Jamba Juice Company cannot estimate the possible loss, if any. Based on a preliminary analysis, Jamba Juice Company believes the claims are without merit and intends to vigorously defend the lawsuit.

Other than above, Jamba Juice Company is not a party to any legal proceeding that the management of Jamba Juice Company believes would have a material adverse effect on the financial position or results of operations of Jamba Juice Company.

INFORMATION ABOUT SACI

Business of SACI

General

We were incorporated in Delaware on January 6, 2005, as a blank check company formed to serve as a vehicle for the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business whose fair market value is at least equal to 80% of our net assets at the time of such acquisition.

A registration statement for our initial public offering was declared effective on June 29, 2005. On July 6, 2005, we consummated our initial public offering of 15,000,000 units. On July 7, 2005, we consummated the closing of an additional 2,250,000 units that were subject to the underwriters’ over-allotment option. Each unit consists of one share of common stock and one redeemable common stock purchase warrant. Each warrant entitles the holder to purchase from us one share of our common stock at an exercise price of $6.00 per share. Our common stock and warrants started trading separately as of July 28, 2005.

Our net proceeds from the sale of our units were approximately $127,837,468. Of this amount, $126,720,000 was deposited in trust and the remaining $1,117,468 was held outside of the trust. The proceeds held outside the trust are available to be used by us, and are being used by us, to provide for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. We evaluated a number of candidates before moving forward with Jamba Juice Company. If the merger with Jamba Juice Company is not consummated, we may not have enough time or resources to continue searching for an alternative target. In such event, we would, if able, continue to conduct a search for a possible candidate in accordance with the criteria as previously disclosed in our publicly available filings with the Securities and Exchange Commission.

Employees

We have three officers, all of whom are also members of our board of directors. These individuals are not obligated to contribute any specific number of hours per week and intend to devote only as much time as they deem necessary to our affairs. The amount of time they will devote in any time period will vary based on the availability of suitable target businesses to investigate. We do not intend to have any full time employees prior to the consummation of a business combination.

Properties

We maintain our executive offices at 401 East Las Olas Boulevard, Suite 1140, Fort Lauderdale, Florida 33301. The cost for this space provided by SB Management Corp., a corporation solely owned by Steven Berrard, our Chairman and Chief Executive Officer, is approximately $4,875 per month and includes certain other additional services provided by SB Management Corp. pursuant to a letter agreement between us and SB Management Corp. We believe that based on rents and fees for similar services in the Fort Lauderdale area, that the fee charged by SB Management Corp. is at least as favorable as we could have obtained from an unaffiliated person. We consider our current office space adequate for our current operations.

Periodic Reporting and Audited Financial Statements

SACI has registered its securities under the Securities Exchange Act of 1934 and has reporting obligations, including the requirement to file annual and quarterly reports with the Securities and Exchange Commission. In accordance with the requirements of the Securities Exchange Act of 1934, SACI’s annual reports will contain financial statements audited and reported on by SACI independent accountants. SACI has filed a Form 10-K with the Securities and Exchange Commission covering the fiscal year ended December 31, 2005.

Legal Proceedings

To the knowledge of management, there is no litigation currently pending or contemplated against us or any of our officers or directors in their capacity as such.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of SACI

The following discussion should be read in conjunction with SACI’s Financial Statements and related Notes thereto included elsewhere in this proxy statement.

SACI was formed on January 6, 2005, to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business that provides services. SACI’s initial business combination must be with a target business or businesses whose fair market value is at least equal to 80% of net assets at the time of such acquisition. SACI has the ability to utilize cash derived from the proceeds of its public offering, its capital stock, debt or a combination of cash, capital stock and debt, in effecting a business combination.

As discussed in greater detail in the section ‘‘The Merger Proposal — Background of the Merger,’’ prior to entering into the Agreement and Plan of Merger with Jamba Juice Company SACI was engaged in sourcing a suitable business combination candidate. SACI had met with target companies, service professionals and other intermediaries to discuss with them SACI, the background of SACI’s management and SACI’s combination preferences. In the course of these discussions, SACI had also spent time explaining the capital structure of the initial public offering, the combination approval process, and the timeline under which SACI was operating before the proceeds of the offering are returned to investors.

Overall, SACI would conclude that the environment for target companies has been competitive and believes that private equity firms and strategic buyers represented its biggest competition. SACI’s management believes that many of the fundamental drivers of alternative investment vehicles like SACI are becoming more accepted by investors and potential business combination targets; these include a difficult IPO environment, a cash-rich investment community looking for differentiated opportunities for incremental yield, and business owners seeking new ways to maximize their shareholder value while remaining invested in the business.

From January 2005 (inception) until December 31, 2005, SACI had net income of approximately $3,295,899, derived from dividend and interest income, gain on derivative liabilities, less operating expenses and taxes.

On July 6, 2005, SACI consummated its initial public offering of 15,000,000 units. On July 7, 2005, SACI consummated the closing of an additional 2,250,000 units that were subject to the underwriters’ over-allotment option. Each unit consists of one share of common stock and one redeemable common stock purchase warrant. Each warrant entitles the holder to purchase from us one share of SACI’s common stock at an exercise price of $6.00. SACI’s common stock and warrants started trading separately as of July 28, 2005.

SACI’s net proceeds from the sale of its units, after deducting certain offering expenses of approximately $1,887,468, including $1,200,000 evidencing the underwriters’ non-accountable expense allowance of 1% of the gross proceeds (excluding the proceeds from the underwriters’ over-allotment), and underwriting discounts of approximately $8,280,000, were approximately $127,837,468. Of this amount, $126,720,000 was placed in trust and the remaining $1,117,468 was held outside of the trust. The remaining proceeds are available to be used by SACI to provide for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Given the proposed business combination with Jamba Juice Company, SACI anticipates that all of the net proceeds of the initial public offering held outside the trust ($1,117,468) will have been exhausted by the time of closing of the proposed combination. The table below compares the use of net proceeds from SACI’s initial public offering held outside of the trust estimated at the time of the public offering (June 29, 2005) versus those estimated by SACI as of October 4, 2006.

	S-1	Currently estimated(1)
Net Proceeds
Held in trust	126,720,000	126,720,000
Not held in trust	1,300,000	1,117,468	(2)
Use of proceeds not held in trust
Legal, accounting and other expenses attendant to the due diligence investigations, structuring and negotiation of a business combination.	180,000	2,020,000	(2)
Payment of $7,500 in administrative fees to SB Management Corp. and Mercantile Companies	180,000	120,000
Due diligence of prospective target business	100,000	100,000
Legal and accounting fees related to SEC reporting obligations	50,000	120,000
Working capital to cover other expenses	790,000	350,000

(1)	Assumes the proposed business combination with Jamba Juice Company is consummated prior to November 17, 2006.

(2)	Existing available funds are not sufficient to satisfy estimated transaction costs prior to the merger with Jamba Juice Company.

As of June 30, 2006, SACI had (i) $302,207 in cash outside the trust and (ii) $1,417,704 in current liabilities including accrued legal fees, due diligence expenses and related transaction expenses and taxes. Including derivative liabilities, SACI's current liabilities aggregated $71,182,704 as of June 30, 2006. The derivative liability of $69.8 million relates to a possible inability to register the exercise of SACI's outstanding warrants and would be inapplicable if a business combination is not consummated. Assuming that (a) dissolution is not completed until June 2007, (b) that interest earned on the trust between October 2006 and June 2007 is $3.4 million, SACI currently estimates the trust amount as of June 2007 would be approximately $3.0 million higher than the September 30, 2006 balance; management of SACI believes the $3.4 million of this trust income would be offset by an estimated $400,000 for franchise and income tax payments through June 2007. Separately, management of SACI estimates that the dissolution process would cost approximately $100,000. This estimated amount, in addition to the $250,000 of liabilities currently indemnified by certain officers and directors, consisting of vendors (Merrill Corp. – approximately $125,000; Automated Data Processing, Inc. – approximately $1,200; Depository Trust Company – approximately $500; Marsh USA – approximately $56,000; Rothstein Kass CPA – approximately $40,000 and Morrow & Co. – approximately $7,000) would result in an aggregate of approximately $350,000 for claims or liabilities which SACI's initial officers and directors have agreed to indemnify the trust account. Lastly, management of SACI estimates there are currently approximately, $1.5 million of liabilities to creditors who have waived their claims against the trust account. As of September 30, 2006, SACI has approximately $185,000 outside of the trust account. The increase in fees versus our original estimates is due primarily to the required private placement financing and the length of time and associated expenses that have been required to complete the merger primarily including the time and expense of preparing various regulatory filings and the associated costs therewith relative to what was originally estimated. Such increases are not necessarily based on the number of months since SACI's initial public offering, but rather the time and process from the initiation of the drafting of the merger agreement in February through the expected closing, unanticipated events, restatements of SACI financial statements and related expenditures on advisors, and continual updating of this document as time passes. Given that the total currently estimated use of proceeds exceeds the net proceeds held out of trust, it is unlikely that SACI will be able to complete a business combination other than the proposed combination with Jamba Juice Company. Our counsel and certain of our advisors other than accountants have agreed to alter their fees or a substantial portion thereof until the consummation of a transaction and to forego such fees in the event the merger is not consummated. Accordingly, SACI believes it has adequate funds to complete the proposed merger with Jamba Juice Company. In the event the business combination is not completed SACI could try to raise any required funds via a private offering of debt or equity securities to continue searching for an acquisition candidate. However there is no guarantee that

SACI would be successful in completing such fundraising on terms acceptable to SACI and SACI may be forced to liquidate. See Risk Factors.

Off-Balance Sheet Arrangements; Commitments and Contractual Obligations

As of December 31, 2005 and June 30, 2006, SACI did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K and did not have any commitments or contractual obligations other than our payments to SB Management Corp. and Mercantile Companies, Inc. as described above. No unaudited quarterly operating data is included in this prospectus as SACI has conducted no operations to date.

Dissolution and Liquidation if No Business Combination

We have agreed with the trustee to promptly adopt a plan of dissolution and liquidation and initiate procedures for our dissolution and liquidation if we do not effect a business combination within 18 months after consummation of our initial public offering (or within 24 months after the consummation of this offering if a letter of intent, agreement in principle or definitive agreement has been executed within 18 months after consummation of our initial public offering and the business combination related thereto has not been consummated within such 18-month period). The plan of dissolution will provide that we liquidate all of our assets, including the trust account, and after reserving amounts sufficient to cover our liabilities and obligations and the costs of dissolution and liquidation, distribute those assets solely to our public stockholders. As discussed below, the plan of dissolution and liquidation will be subject to stockholder approval.

Upon the approval by our stockholders of our plan of dissolution and liquidation, we will liquidate our assets, including the trust account, and after reserving amounts sufficient to cover our liabilities and obligations and the costs of dissolution and liquidation, distribute those assets solely to our public stockholders. Our initial stockholders, including all of our officers and directors, have waived their rights to participate in any liquidating distributions occurring upon our failure to consummate a business combination with respect to those shares of common stock acquired by them prior to completion of our initial public offering and have agreed to vote all of their shares in favor of any such plan of dissolution and liquidation. We estimate that, in the event we liquidate the trust account, our public stockholders will receive approximately $7.61 (as of September 30, 2006) per share (net of taxes payable on such interest). We expect that all costs associated with implementing a plan of dissolution and liquidation as well as payments to any creditors will not be able to be funded by the proceeds of our initial public offering not held in the trust account and cannot assure you that any of those funds will be available for such purposes. Accordingly, if we do not have sufficient or any funds for those purposes, the amount distributed to our public stockholders will be less than $7.61 per share as a result of the trust account being reduced to satisfy the costs associated with a liquidation.

To mitigate the risk of the amounts in the trust account being reduced by the claims of creditors:

•	Prior to completion of a business combination, we will seek to have all vendors, prospective target businesses and other entities, which we refer to as potential contracted parties or a potential contracted party, execute valid and enforceable agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of our public stockholders. In the event that a potential contracted party were to refuse to execute such a waiver, we will execute an agreement with that entity only if our management first determines that we would be unable to obtain, on a reasonable basis, substantially similar services or opportunities from another entity willing to execute such a waiver. Examples of instances where we may engage a third party that has refused to execute a waiver would be the engagement of a third party consultant whose particular expertise or skills are believed by management to be superior to those of other consultants that would agree to execute a waiver or a situation in which management does not believe it would be able to find a provider of required services similar in talent willing to provide the waiver.

•	If we enter into an agreement with a potential contracted party that refuses to execute a valid and enforceable waiver, then our initial directors and officers will be personally liable to cover the potential claims made by such party but only if, and to the extent that, the claims otherwise would reduce the trust account proceeds payable to our public stockholders in the event of a dissolution and liquidation and the claims were made by that party for services rendered or products sold to us.

There is no guarantee that vendors, prospective target business, or other entities will execute such agreements, or even if they execute such agreements that they would be prevented from bringing claims against the trust account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility and other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with a claim against our assets, including the funds held in the trust account. In addition, the indemnification provided by our initial directors and officers is limited to claims by vendors that do not execute such valid and enforceable agreements. Claims by target businesses or other entities and vendors that execute such valid and enforceable agreements would not be indemnified by our directors and officers. Based on representations made to us by our initial directors and officers, we currently believe they are of substantial means and capable of funding a shortfall in our trust account to satisfy their foreseeable indemnification obligations, but we have not asked them to reserve for such an eventuality. Despite our belief, we cannot assure you that they will be able to satisfy those obligations. The indemnification obligations may be substantially higher than they currently foresee or expect and/or their financial resources may deteriorate in the future. As a result, the steps outlined above may not effectively mitigate the risk of creditors' claims reducing the amounts in the trust account.

Furthermore, creditors may seek to interfere with the distribution of the trust account pursuant to federal or state creditor and bankruptcy laws which could delay the actual distribution of such funds or reduce the amount ultimately available for distribution to our public stockholders. If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, the funds held in our trust account will be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to claims of third parties with priority over the claims of our public stockholders. To the extent bankruptcy claims deplete the trust account, we cannot assure you we will be able to return to our public stockholders the liquidation amounts they might otherwise receive.

As required under Delaware law, we will seek stockholder approval for any plan of dissolution and liquidation. We currently believe that any plan of dissolution and liquidation subsequent to the expiration of the 18 and 24 month deadlines would proceed in approximately the following manner (subject to our agreement to take earlier action as described below):

•	our board will, consistent with its obligations described in our certificate of incorporation to dissolve, prior to the passing of such deadline, convene and adopt a specific plan of dissolution and liquidation, which it will then vote to recommend to our stockholders; at such time we will also prepare a preliminary proxy statement setting out such plan of dissolution and liquidation as well as the board's recommendation of such plan;

•	upon such deadline (or earlier as described below), we would file our preliminary proxy statement with the Securities and Exchange Commission (the ‘‘SEC’’);

•	if the SEC does not review the preliminary proxy statement, then, 10 days following the filing date, we will file a definitive proxy statement with the SEC and will mail the definitive proxy statement to our stockholders, and 30 days following the mailing, we will convene a meeting of our stockholders, at which they will either approve or reject our plan of dissolution and liquidation; and

•	if the SEC does review the preliminary proxy statement, we currently estimate that we will receive their comments approximately 30 days following the filing of the preliminary proxy statement. We will mail a definitive proxy statement to our stockholders following the conclusion of the comment and review process (the length of which we cannot predict with any certainty, and which may be substantial) and we will convene a meeting of our stockholders as soon as permitted thereafter.

In addition, if we seek approval from our stockholders to consummate a business combination within 90 days of the expiration of the 18 and 24 month deadlines after the consummation of our initial public offering, the proxy statement related to such business combination will also seek stockholder approval for our board's recommended plan of dissolution and liquidation, in the event our stockholders do not approve such business combination. If no proxy statement seeking the approval of our stockholders for a business combination has been filed 30 days prior to the date that is either 18 or 24 months after the consummation of our initial public offering, our board will, prior to such date, convene, adopt and recommend to our stockholders a plan of dissolution and liquidation and, on such date, file a proxy statement with the SEC seeking stockholder approval for such plan.

In the event that we seek stockholder approval for a plan of dissolution and liquidation and do not obtain such approval, we will nonetheless continue to take all reasonable actions to obtain stockholder approval for our dissolution. Pursuant to the terms of our certificate of incorporation, our purpose and powers following the expiration of the permitted time periods for consummating a business combination will automatically be limited to acts and activities relating to dissolving and winding up our affairs, including liquidation. Following the expiration of such time periods, the funds held in our trust account may not be distributed except upon our dissolution and, unless and until such approval is obtained from our stockholders, the funds held in our trust account will not be released. Consequently, holders of a majority of our outstanding stock must approve our dissolution in order to receive the funds held in our trust account, and the funds will not be available for any other corporate purpose. Our initial stockholders have agreed to vote all the shares of common stock held by them in favor of the dissolution. We cannot assure you that our stockholders will approve our dissolution in a timely manner or will ever approve our dissolution. As a result, we cannot provide investors with assurances of a specific time frame for our dissolution and distribution.

We expect that our total costs and expenses associated with the implementing and completing our stockholder-approved plan of dissolution and liquidation will be in the range of $50,000 to $100,000. This amount includes all costs and expenses related to filing our dissolution in the State of Delaware, the winding up of our company and the costs of a proxy statement and meeting relating to the approval by our stockholders of our plan of dissolution and liquidation. We believe that there should be sufficient funds available from the proceeds not held in the trust account to fund the $50,000 to $100,000 of expenses, although we cannot give you assurances that there will be sufficient funds for such purposes.

Under the Delaware General Corporation Law, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If we complied with certain procedures set forth in Section 280 of the Delaware General Corporation Law intended to ensure that a corporation makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of a stockholder with respect to a liquidating distribution is limited to the lesser of such stockholder's pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is our intention to make liquidating distributions to our public stockholders as soon as reasonably possible after dissolution and, therefore, we do not intend to comply with those procedures. As such, our public stockholders could potentially be liable for any claims to the extent of distributions received by them in a dissolution and any such liability of our public stockholders will likely extend beyond the third anniversary of such dissolution. Because we will not be complying with Section 280, we will seek stockholder approval to comply with Section 281(b) of the Delaware General Corporation Law, requiring us to adopt a plan of dissolution that will provide for our payment, based on facts known to us at such time, of (i) all existing claims, (ii) all pending claims, and (iii) all claims that may be potentially brought against us within the subsequent 10 years. However, because we are a blank check company rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as accountants, lawyers, investment bankers, etc.) or potential target businesses. As described above, we seek to have all vendors and prospective target businesses execute valid and enforceable agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account and to date have entered into such agreements with Jamba Juice Company. As a result, we believe the claims that could be made against us will be significantly reduced and the likelihood that any claim that would result in any liability extending to the trust will be limited.

Accounting for Warrants and Derivative Instruments

On July 6, 2005, SACI consummated its initial public offering of 15,000,000 units. On July 7, 2005, SACI consummated the closing of an additional 2,250,000 units that were subject to the underwriters' over-allotment option. Each unit consists of one share of common stock and one redeemable common stock purchase warrant. Each warrant entitles the holder to purchase from SACI one share of its common stock at an exercise price of $6.00.

SACI sold to the representative of the underwriter, for $100, an option to purchase up to a total of 750,000 units. The units issuable upon exercise of this option are identical to those sold in the initial public offering, except that the warrants included in the option have an exercise price of $7.50 (125% of the exercise price of the warrants included in the units sold in the offering). This option is exercisable at $10.00 per unit commencing on the later of the consummation of a business combination and June 27, 2006 and expires on June 27, 2010.

In September 2000, the Emerging Issues Task Force issued EITF 00-19, Accounting for Derivative Financial Instruments Indexed to and Potentially Settled in, a Company's Own Stock,’’ (EITF 00-19’’) which requires freestanding contracts that are settled in a company's own stock, including common stock warrants, to be designated as an equity instrument, asset or a liability. Under the provisions of EITF 00-19, a contract designated as an asset or a liability must be carried at fair value on a company's balance sheet, with any changes in fair value recorded in SACI's results of operations. A contract designated as an equity instrument must be included within equity, and no fair value adjustments are required from period to period. In accordance with EITF 00-19, the 17,250,000 warrants issued to purchase common stock are separately accounted for as liabilities. The fair value of these warrants is shown on SACI's balance sheet and the unrealized changes in the values of these derivatives are shown in SACI's consolidated statement of operations as Gain (loss) on derivative liabilities.’’ These warrants are freely traded on the American Stock Exchange, consequently the fair value of these warrants are estimated as the market price of a warrant at each period end. To the extent that the market price increases or decreases, SACI's derivative liabilities will also increase or decrease, including the effect on SACI's consolidated statement of operations.

Fair values for exchange-traded securities and derivatives are based on quoted market prices. Where market prices are not readily available, fair values are determined using market based pricing models incorporating readily observable market data and requiring judgment and estimates. The purchase option to purchase 750,000 shares is considered an equity instrument, as the underlying shares do not need to be registered, and all other criteria to be accounted for as an equity instrument have been fulfilled. The embedded derivative, the warrant to purchase 750,000 shares for $7.50 each, follow the same accounting guidelines, as the 17,250,000 warrants discussed previously, and is considered a liability.

Statement of Financial Accounting Standard (SFAS’’) No. 133, Accounting for Derivative Instruments and Hedging Activities,’’ as amended, requires all derivatives to be recorded on the balance sheet at fair value. Furthermore, paragraph 11 (a) of SFAS No. 133 precludes contracts issued or held by a reporting entity that are both (1) indexed to its own stock and (2) classified as stockholders' equity in its statement of financial position from being treated as derivative instruments. We have determined that the option to purchase 750,000 units, each unit consisting of one warrant and one share of common stock is a derivative that also contains an embedded derivative. The option to purchase 750,000 shares of common stock and the warrant to purchase an additional 750,000 shares, the latter being the embedded derivative, are separately valued and accounted for on SACI's balance sheet. While the warrant to purchase the additional 750,000 shares is indexed to SACI's common stock, the fact that the shares underlying the warrants require future registration in accordance with the warrant agreement, requires SACI to classify these instruments as a liability in accordance with EITF 00-19, paragraph 14.

As such, the option to purchase 750,000 units is considered an equity instrument, as the underlying shares do not need to be registered, and all other criteria to be accounted for as an equity instrument have been fulfilled. The embedded derivative, the warrant to purchase 750,000 shares for $7.50 each, follow the same accounting guidelines, as the 17,250,000 warrants discussed previously, and is considered a liability.

SACI performed a valuation of the option to purchase 750,000 units, and then allocated its fair value to its two components, the underlying 750,000 shares and the embedded warrant to purchase additional 750,000 shares. The fair value at inception was calculated to be $894,909, or $1.19 per unit, of which $653,186 was allocated to the purchase option of 750,000 shares and $241,723 was allocated to the warrants to purchase an additional 750,000 shares, according to their respective fair values.

SACI uses the Black Scholes Pricing Model to determine fair values of the purchase option and the embedded derivative. Valuations derived from this model are subject to ongoing internal and external verification and review. The model uses market-sourced inputs such as interest rates, market prices and volatilities. Selection of these inputs involves management's judgment and may impact net income.

In particular, SACI uses volatility rates based upon a sample of comparable companies in its industry, special purpose acquisition corporations. At the time a company to be acquired has been identified and agreements to acquire are in place, the volatility rates are based on comparable companies to the acquired company. SACI uses a risk-free interest rate, which is the rate on U. S. Treasury instruments for a security with a maturity that approximates the estimated remaining contractual life of the derivative. The volatility factor used in Black Scholes has a significant effect on the resulting valuation of the derivative liabilities on SACI's balance sheet. The volatility index used in the calculations was derived from the volatility of the daily prices of comparable companies during the period of time equal in length to the term of the option through the balance sheet date. The volatility indexes used for the calculations in 2005 were between 38.9% and 49.5%. The volatility index for the 2006 period was estimated between 44.0% and 53.7%, however, since the resulting valuation was lower than the relative fair value based on the quoted market prices of the unit purchase options, SACI used the relative fair value. SACI uses the difference between the closing market price of its common stock at the end of a quarter and the exercise price of the derivative, when a derivative is valued at fair value. SACI's stock price and volatility estimates will likely change in the future, and will therefore affect the derivative liabilities recorded. To the extent that SACI's stock price increases or decreases, SACI's derivative liabilities will also increase or decrease, absent any change in volatility rates and risk-free interest rates.

NORTH POINT FAIRNESS OPINION

North Point was retained by the board of directors of SACI on March 16, 2006 (which date is after SACI had signed the merger agreement). North Point rendered its opinion to the SACI Board of Directors that, as of March 21, 2006, and based upon and subject to the factors and assumptions set forth therein, the per share merger consideration to be paid to the holders of Jamba Juice Company capital stock and vested Jamba Juice Company options in the merger pursuant to the merger agreement is fair from a financial point of view to SACI.

The full text of the North Point fairness opinion, dated as of March 21, 2006, (which date is after SACI had signed the merger agreement) which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex ‘‘E’’. North Point provided its opinion to the SACI Board of Directors in order to provide further information to SACI stockholders. The North Point fairness opinion is not a recommendation as to how any holder of SACI capital stock should vote with respect to the merger. North Point has consented to the disclosures regarding its fairness opinion in this proxy statement.

Once the decision was made to have a fairness opinion rendered, SACI received proposals (two written and two verbal) from four firms and the SACI board of directors discussed the merits of each; in the course of such discussions the SACI board considered the cost, timing, experience in mergers and acquisition transactions and industry expertise of each firm. No single item was the deciding factor, however the SACI board decided that North Point Advisors represented the best choice given that it is based in San Francisco, was competitively priced and that the principals of North Point (i) have been involved with over 175 mergers and acquisition transactions and (ii) within the combined food & beverage and restaurant industries, have been involved in over 60 transactions representing more than $12 billion in transaction value.

In connection with rendering the opinion described above and performing its related financial analyses, North Point reviewed, among other things:

•	the merger agreement;

•	certain publicly available financial, operating and business information related to Jamba Juice Company, including certain audited and unaudited financial statements of Jamba Juice Company;

•	certain internal information prepared and furnished by Jamba Juice Company’s management with respect to the business, operations and prospects of Jamba Juice Company, including financial forecasts and projected financial data;

•	to the extent publicly available, information concerning selected transactions deemed comparable to the proposed merger;

•	certain publicly available financial and securities data of selected public companies deemed comparable to Jamba Juice Company; and

•	certain publicly available press releases and research reports.

North Point also had discussions with members of the management of Jamba Juice Company concerning the financial condition, current and historical operating results for Jamba Juice Company, and the business outlook for Jamba Juice Company. In addition, North Point compared certain financial information for Jamba Juice Company with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the quick service, specialty restaurant, specialty foods and premier food brand industries and performed such other studies and analyses, and considered such other factors, as it considered appropriate.

North Point relied upon and assumed the completeness, accuracy and fairness of (and the absence of any misleading statements in) Jamba Juice Company’s financial statements, financial forecasts, management estimates as to the future performance, and other information made available to North Point, and North Point did not assume responsibility for the independent verification of that information.

North Point’s opinion does not address the basic business decision to proceed with or effect the merger, on the one hand, or any alternative business strategies or alternative transactions that may be available to SACI, on the other hand, or any tax consequences of the merger. North Point did not structure the merger or negotiate the terms of the merger. In addition, North Point did not perform any appraisals or valuations of any specific assets or liabilities of Jamba Juice Company (including derivative or off-balance sheet assets and liabilities), nor were any such appraisals or valuations furnished to North Point.

The following is a summary of the material financial analyses delivered by North Point to the SACI Board of Directors in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by North Point, nor does the order of analyses described represent relative importance or weight given to those analyses by North Point. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of North Point’s financial analyses. Except as otherwise noted, the following quantitative information for Jamba Juice Company, to the extent that it is based on market data, is based on market data as it existed on or before the March 13, 2006, announcement of the merger and is not necessarily indicative of current market conditions.

Discounted Cash Flow Analysis.    North Point performed a discounted cash flow analysis on Jamba Juice Company of the estimated cash flow of Jamba Juice for fiscal years 2006 through 2010. North Point considered two projected financial cases (a ‘‘slow growth’’ and ‘‘higher growth’’ case), the primary difference of which was the number of new store openings during the forecast period. North Point estimated a range of terminal values in the year 2010 based on multiples ranging from 12.0x EBITDA to 14.0x EBITDA. 12.0x to 14.0x EBITDA multiples represented a reasonable range in line with comparable public trading and M&A multiples, especially considering Jamba Juice Company's brand leadership within its segment. The range for quick serve restaurants and retail public companies was 12.5x to 13.6x. The range for premier food brands public companies was 11.4x to 11.5x. The range for specialty foods public companies was 17.9x to 18.2x. The range for restaurant M&A transactions was 7.1x to 7.7x. The range for food M&A transactions was 13.1x to 14.3x. These terminal values were then discounted to calculate implied indications of present values using discount rates ranging from 15.0% to 20.0%. The discount rates used in this analysis were chosen based accepted industry averages for the cost of capital for companies in the food and restaurant industries. North Point used these discounted terminal values to calculate a range of enterprise values for Jamba Juice. Using a high growth model for store expansion (which means more expenditures on growing the number of stores and less cash flow left over from continuing operations) for Jamba Juice through 2010, the resulting enterprise values ranged from $290,200,000 to $446,600,000. Using a slow growth model for store expansion (which means less expenditures on growing the number of stores and more cash flow left over from continuing operations), the resulting enterprise values ranged from $315,300,000 to $466,600,000. North Point compared this range of enterprise values to the implied transaction value of $249,000,000 for the merger (based on the total merger consideration of $265,000,000 less $16,000,000 of indebtedness).

Selected Companies Analysis.    North Point reviewed and compared certain financial information and valuation multiples for Jamba Juice to corresponding financial information and public market multiples for the following publicly traded corporations in the quick service, specialty restaurant, specialty food and premier food brand industries:

•	Caribou Coffee Co., Inc.

•	Chipotle Mexican Grill Inc.

•	CKE Restaurants Inc.

•	Cosi, Inc.

•	Jack in the Box Inc.

•	McDonald’s Corp.

•	Panera Bread Co.

•	Peet’s Coffee & Tea Inc.

•	Sonic Corp.

•	Starbucks Corp.

•	United Natural Foods Inc.

•	Wendy’s International Inc.

•	Whole Foods Market Inc.

•	Wild Oats Markets Inc.

•	Yum! Brands Inc.

•	Dean Foods Co.

•	Green Mountain Coffee Roasters Inc.

•	Hain Celestial Group Inc.

•	Hansen Natural Corp.

•	Jones Soda Co.

•	Lifeway Foods Inc.

•	SunOpta Inc.

•	Cadbury Schweppes PLC

•	Campbell Soup Co.

•	Coca-Cola Co.

•	General Mills Inc.

•	H.J. Heinz Co.

•	Hershey Co.

•	J.M. Smucker Co.

•	Kellogg Co.

•	Kraft Foods Inc.

•	PepsiCo Inc.

These companies were selected for this analysis because like Jamba Juice Company their operations reflect a mix of retail, food and restaurant businesses. Although none of the selected companies is directly comparable to Jamba Juice Company, each of the companies included has operations in the retail, food or restaurant category and the operations of the selected companies as a whole for purposes of analysis may be considered similar to the operations of Jamba Juice Company. North Point considered branded food companies such as Coca-Cola and General Mills comparable because North Point considered the strength of the Jamba Juice Company brand to encompass more than just a restaurant or store. Jamba Juice Company can be considered a category-leading and defining brand. This makes it comparable to other category-leading brands identified.

North Point calculated various financial multiples for such comparable companies (as set forth in the table below) based on the ratio of the enterprise value of these companies to the last twelve months revenue and last twelve months earnings before interest, taxes and depreciation and amortization, or EBITDA, of these companies for calendar year (CY) 2005 and the estimated revenue and estimated EBITDA for CY 2006 and 2007 of these companies (obtained from SEC filings and Factset estimates as of March 13, 2006). North Point then used the average of the means and medians of such multiples to calculate a range of enterprise values of Jamba Juice Company based on the operating data of Jamba Juice Company (provided by Jamba Juice Company’s management) set forth below.

•	enterprise value (which is the market value of common equity plus the book value of debt, less cash) as a multiple of latest twelve months revenue;

•	enterprise value as a multiple of latest twelve months earnings before interest, taxes and depreciation and amortization, or EBITDA;

•	enterprise value, as a multiple of revenue for 2005 and estimated revenue for 2006 and 2007; and

•	enterprise value, as a multiple of EBITDA for 2005 and estimated EBITDA for 2006 and 2007.

The results of these analyses are summarized as follows:

Enterprise Value as a multiple of current year:	Range	Mean	Median
2005 Revenue	0.6x-7.1x	2.3x	2.1x
2005 EBITDA	6.9x-23.8x	13.7x	12.5x
2006 Estimated Revenue	0.5x-5.0x	2.0x	2.0x
2006 Estimated EBITDA	6.3x-46.4x	13.1x	11.6x
2007 Estimated Revenue	0.4x-4.1x	1.8x	1.8x
2007 Estimated EBITDA	5.2x-37.1x	11.6x	10.7

When applying these mean and median multiples to this operating data of Jamba Juice Company, the resulting enterprise values for Jamba Juice Company ranged from $242,200,000 to $578,700,000. North Point compared this range of enterprise values to the implied transaction value of $249,000,000 for the merger.

		CY05		CY06		CY07
		Rev (MM)	Net Inc	Rev (MM)	Net Inc	Rev (MM)	Net Inc

QSR, Specialty Restaurants & Retail
Caribou Coffee Company, Inc.	CBOU	$198.0	($4.5)	$251.7	($3.9)	$307.2	($1.0)
Chipotle Mexican Grill Inc	CMG	$627.7	$14.4	$766.9	$6.5	$931.7	$8.3
CKE Restaurants Inc	CKR	$1,522.4	$54.1	$1,604.5	$45.2	$1,711.5	$57.7
Cosi Inc	COSI	$117.2	($9.1)	$147.3	($0.4)	$187.1	$6.2
Jack in the Box Inc	JBX	$2,589.2	$86.2	$2,717.1	$92.5	$3,036.2	$100.6
McDonald's Corp.	MCD	$20,460.2	$2,566.3	$21,442.7	$2,752.1	$22,424.3	$2,978.2
Panera Bread Co	PNRA	$640.3	$51.6	$845.4	$60.7	$1,040.2	$74.8
Peet's Coffee & Tea Inc	PEET	$175.2	$10.3	$211.7	$9.3	$253.5	$11.8
Sonic Corp	SONC	$657.0	$74.1	$719.5	$79.2	NA	NA
Starbucks Corp	SBUX	$6,713.8	$496.2	$8,121.8	$563.0	$9,695.6	$683.2
United Natural Foods Inc	UNFI	$2,254.0	$41.1	$2,569.9	$49.5	$3,125.3	$60.4
Wendy's International Inc	WEN	$3,783.1	$242.7	$3,975.4	$273.2	$4,102.7	$312.1
Whole Foods Market Inc	WFMI	$4,999.9	$287.3	$6,057.3	$202.8	$7,256.9	$247.3
Wild Oats Markets Inc	OATS	$1,124.0	$6.1	$1,223.1	$10.5	$1,364.3	$15.1
Yum! Brands Inc	YUM	$9,349.0	$715.6	$9,593.4	$772.3	$9,935.8	$857.8

Specialty Foods
Dean Foods Co	DF	$10,505.6	$262.1	$10,629.3	$287.7	$10,924.4	$324.3
Green Mountain Coffee Roasters Inc	GMCR	$175.0	$9.2	$202.6	$10.3	NA	NA
Hain Celestial Group Inc	HAIN	$659.9	$36.2	$736.7	$41.9	$764.8	$48.8
Hansen Natural Corp	HANS	$348.9	$57.7	$502.5	$86.3	$649.5	$107.5
Jones Soda Co	JSDA	$33.5	$1.2	$42.5	$2.6	$52.3	$2.6
Lifeway Foods Inc	LWAY	$20.3	$2.3	$25.2	$2.7	NA	NA
SunOpta Inc	STKL	$426.1	$14.1	$563.1	$17.0	$662.9	$21.5

Premier Food Brands
Cadbury Schweppes PLC	CSG	$11,145.0	$1,170.2	$11,995.0	$1,267.3	$12,681.0	$1,400.1
Campbell Soup Co.	CPB	$7,625.0	$786.7	$7,976.7	$745.3	$8,261.4	$798.6
The Coca-Cola Co	KO	$23,104.0	$4,820.9	$24,042.4	$5,398.8	$25,269.7	$5,896.0
General Mills Co.	GIS	$11,426.0	$991.0	$11,796.8	$1,079.2	$12,119.6	$1,186.1
H.J. Heinz Co	HNZ	$9,283.1	$659.9	$8,706.7	$720.3	$9,192.1	$794.0
The Hershey Co.	HSY	$4,836.0	$534.0	$5,099.2	$614.1	$5,315.8	$678.6
J.M. Smucker Co.	SJM	$2,144.5	$154.5	$2,177.4	$154.8	$2,263.1	$172.3

		CY05		CY06		CY07
		Rev (MM)	Net Inc	Rev (MM)	Net Inc	Rev (MM)	Net Inc
Kellogg Co.	K	$10,177.2	$956.5	$10,551.0	$1,017.7	$10,902.9	$1,102.9
Kraft Foods Inc.	KFT	$34,113.0	$3,130.4	$34,458.0	$3,137.0	$35,218.9	$3,337.3
PepsiCo Inc.	PEP	$32,562.0	$7,173.2	$34,303.3	$4,870.9	$36,325.9	$5,417.6
Jamba Juice[1]		$230.0	$3.7	$249.3	$4.4	$332.6	$8.1

(1)	CY06 and CY07 metrics for Jamba Juice are fiscal year metrics as of June of the respective years.

Selected Transactions Analysis.    North Point reviewed the terms of certain recent merger and acquisition transactions reported in SEC filings, public company disclosures, press releases, industry and popular press reports, data bases and other sources relating to the following selected transactions (listed by target/acquirer) in the restaurant industry since 2003:

Comparable Restaurant Transactions Target	Acquiror
Checkers Drive-In Restaurants Inc	Wellspring Capital Management LLC
Sticky Fingers Inc	Quad-C Management
Dave & Buster’s Inc	Wellspring Capital Management
Dunkin’ Brands, Inc.	Bain Capital / Carlyle Group / Thomas H Lee
Fox & Hound Restaurant Group	Newcastle Partners / Steel Partners
Del Taco, Inc.	Sagittarius Brands Inc (Captain D’s)
El Pollo Loco Inc.	Trimaran
Garden Fresh Holdings, Inc.	Capital Partners, Inc
Claim Jumper Restaurants	Black Canyon Capital / Leonard Green
Perkins Restaurant & Bakery	Castle Harlan Inc
Worldwide Restaurant Concepts Inc	Pacific Equity Partners
Taco Bueno Restaurants	Palladium Equity Partners
Quality Dining	Management / Fitzpatrick Group
Elmer’s Restaurants Inc	Acquisition Group
Charlie Brown’s Inc. (Castle Harlan)	Trimaran Capital Partners
Captain D’s	Charlesbank Capital / Grotech Capital
Church’s Chicken	Crescent Capital Investments
Chevys Mexican Restaurant	Bruckmann, Rosser, Sherrill& Co
Mimi’s Cafe	Bob Evans
Garden Fresh Restaurant Corp.	Centre Partners/Fairmont Capital/Management
Piccadilly Cafeterias, Inc	Piccadilly Investments LLC
Tumbleweed Inc	Tumbleweed Inc (Management)
Ninety Nine Restaurant & Pub	O’Charleys

Comparable Food Transactions Target	Acquiror
Del Monte Pacific Limited	First Pacific Company Limited
Bolthouse Farms, Inc.	Madison Dearborn Partners, LLC
Silhouette Brands	Dreyer’s Grand Ice Cream Inc
Eight O’Clock coffee	Gryphon Investors Inc
Horizon Organic Holding Corporation	Dean Foods Company
ZonePerfect Nutrition	Abbott Laboratories
Century Foods International	Hormel Foods Corporation
Rexall Sundown Inc	NBTY, Inc.
Dole Food Company Inc	DHM Holding Company, Inc.
Diamond Crystal Brands, Inc.(Dry Food/Beverage)	Hormel Foods Corporation
Imagine Foods	The Hain Celestial Group Inc
Chef America Inc	Nestle Holdings Inc.
Stearns & Lehman Inc	Kerry Group plc
Dean Foods Company	Suiza Foods Corp.
Odwalla, Inc.	The Coca-Cola Company
Stonyfield Farm Inc	Danone Group
The Earthgrains Company	Sara Lee Corporation

Comparable Food Transactions Target	Acquiror
The Quaker Oats Company	PepsiCo,Inc.
Bestfoods Baking Company	George Weston Ltd
Keebler Foods Co.	Kellogg Company
Snapple Beverage Group	Cadbury Schweppes plc
Lightlife Foods Inc	ConAgra Foods Inc
Celestial Seasonings	Hain Food Group
Slimfast Foods Company	Unilever Group
Ben & Jerry Homemade Ice Cream Inc.	Unilever Group
Balance Bar Company	Kraft Foods Inc.
Powerbar Inc.	Nestle SA

These transactions were selected because the target companies were involved in a mix of food and restaurant businesses. Although none of the selected transactions involved businesses that are directly comparable to Jamba Juice Company, each of the target businesses involved in the selected transactions had operations in the food or restaurant business and the operations of the target businesses involved in the selected transactions as a whole for purposes of analysis may be considered similar to the operations of Jamba Juice Company.

For each of the selected transactions, North Point calculated financial multiples for the target companies based on the ratio of the transaction value to the latest twelve months revenue and the transaction value to the latest twelve months EBITDA of the target companies prior to the consummation of the transaction. North Point then used the average of the means and medians of such multiples to calculate a range of enterprise values of Jamba Juice Company based on the operating data of Jamba Juice (provided by Jamba Juice Company’s management) set forth below. For comparable restaurant transactions are summarized as follows:

Transaction Value as a multiple of last twelve months:	Range	Mean	Median
Revenue	0.3x-1.8x	0.8x	0.7x
EBITDA	5.1x-12.0x	7.7x	7.1x

For comparable food transactions:

Transaction Value as a multiple of last twelve months	Range	Mean	Median
Revenue	0.5x-4.1x	1.8x	1.6x
EBITDA	7.1x-28.0x	14.3x	13.1x

When applying the average of these mean and median multiples to Jamba Juice Company, the resulting enterprise values for Jamba Juice Company ranged from $137,200,000 to $449,900,000. North Point compared this range of enterprise values to the implied transaction value of $249,000,000 for the merger

Additional Considerations.    The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying North Point’s opinion. In arriving at its fairness determination, North Point considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, North Point made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Jamba Juice Company or the contemplated transaction.

North Point prepared these analyses for purposes of providing its opinion to the SACI Board of Directors as to the fairness to SACI from a financial point of view of the consideration to be paid to the holders of Jamba Juice Company capital stock and vested Jamba Juice Company options in the merger pursuant to the merger agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Jamba Juice Company, SACI, JJC Acquisition Corp. nor North Point or any other person assumes responsibility if future results are materially different from those forecast.

The merger consideration was determined through arms’-length negotiations between Jamba Juice Company and SACI and was approved by the SACI Board of Directors. North Point did not recommend any specific amount of consideration to the SACI Board of Directors or that any specific amount of consideration constituted the only appropriate consideration for the merger.

The foregoing summary does not purport to be a complete description of the analyses performed by North Point in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of North Point attached as Annex ‘‘E’’.

North Point, as part of its customary investment banking practice, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, competitive biddings, corporate and other purposes. North Point acted as financial advisor to SACI in connection with the merger for the purpose of providing the fairness opinion and received a fee of $140,000 plus reimbursement of approximately $10,500 in expenses incurred in connection with the engagement. North Point did not provide any other financial advisor services. The fee received by North Point was not contingent on the consummation of the merger or the conclusions expressed in the opinion. SACI also agreed to indemnify North Point against certain liabilities incurred in connection with its services.

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

On March 10, 2006, Services Acquisition Corp. International (‘‘SACI’’) and JJC Acquisition Company (‘‘JJC’’), a wholly-owned California corporate subsidiary of SACI, and Jamba Juice Company, a California corporation (‘‘Jamba Juice Company’’), entered into an Agreement and Plan of Merger (the ‘‘Merger Agreement’’), pursuant to which JJC will merge into Jamba Juice Company and Jamba Juice Company will become a wholly-owned subsidiary of SACI. Following completion of the merger, it is anticipated that SACI will change its name to Jamba, Inc. Because SACI will have no other operating business following the merger, Jamba Juice Company will effectively become a public company at the conclusion of the merger.

The accompanying unaudited pro forma condensed balance sheet combines the historical balance sheets of Jamba Juice Company and Subsidiaries (‘‘Jamba Juice Company’’) as of June 27, 2006 and Services Acquisition Corp. International (‘‘SACI’’) as of June 30, 2006, under the purchase method of accounting, giving effect to the transaction described in the Agreement and Plan of Merger dated March 10, 2006 (the ‘‘Transaction’’) as if it had occurred on June 30, 2006.

The accompanying unaudited pro forma condensed statements of operations combine the historical statements of operations of Jamba Juice Company for the period January 12, 2005 to January 10, 2006 (as restated) and January 11, 2006 to June 27, 2006, and SACI for the periods from January 6, 2005 (inception) to December 31, 2005 (as restated) and from January 1 to June 30, 2006, giving effect to the Transaction as if it had occurred at the beginning of the respective period.

The unaudited pro forma condensed balance sheet at June 30, 2006 and the statement of operations for the six months ended June 30, 2006 and the year ended December 31, 2005 have been prepared using two different levels of approval of the Transaction by the SACI stockholders, as follows:

•	Assuming Maximum Approval: This presentation assumes that 100% of SACI stockholders approve the Transaction; and

•	Assuming Minimum Approval: This presentation assumes that only 80.1% of SACI stockholders approve the Transaction.

The total purchase consideration for Jamba Juice Company has been fixed at approximately $265 million. The purchase consideration is the result of the sum of payments to the Jamba Juice Company shareholders, the stipulated payment of indebtedness of $16 million, the payment by Jamba Juice Company for its transaction expenses, and the bargain purchase element for assumed vested and non-vested options and warrants based on the price per share of the Jamba Juice Company. The current Jamba Juice Company shareholders, both convertible redeemable preferred shareholders and common shareholders will receive their respective post-merger shares at a value which will be calculated after taking into account the other aforementioned portions of the purchase consideration. The holders of convertible redeemable preferred stock will receive the same per share consideration as if they had converted the convertible preferred stock to common stock at each instrument's respective conversion price. The final purchase consideration will be as close to $265 million as possible while adjusting the price per share, within two decimals, for the Jamba Juice Company's common stock outstanding and the dilutive effect of common stock that would result from the assumed conversion of the preferred stock. The holders of vested options and warrants have the ability to convert their options and warrants in Jamba Juice Company to new options and warrants in SACI, maintaining the same bargain purchase or percentage discount amount, based on the price per share paid to the shareholders as compared to the market price of SACI shares to the new option exercise price and maintaining all other significant features of the options and warrants. We have assumed that 20% of the Jamba Juice Company's vested options will convert to SACI options, and that all Jamba Juice Company's outstanding warrants and non-vested options will convert to SACI warrants and options. Factors that could affect the purchase price for accounting purposes are, (i) SACI will assume less stock options and warrants than estimated and therefore increase the payment to the Jamba Juice Company shareholders, (ii) cancellations or vesting of non-vested stock options prior to the closing which would increase the payment to the Jamba Juice Company shareholders, including the increased number of exercised options, and (iii) Jamba Juice Company's transaction expenses can differ from the estimated $3.425 million, which ultimately may affect the payment to the Jamba Juice Company shareholders. We believe that none of these factors will materially change the overall purchase price.

The following is a reconciliation of the total merger consideration as documented in the merger agreement and disclosed and discussed throughout this document and the purchase price used for accounting purposes (in thousands).

Payment to common and preferred shareholders			$245,574
SACI estimated transaction expenses	[1]	)	2,120
Total cash payment			247,694
Bargain purchase element for assumed vested options and warrants, net of deferred taxes			6,757
Total Purchase Price for accounting purposes			254,451
Items included in purchase price for accounting purposes, but not included in total merger consideration
SACI estimated transaction expenses	[1]	)	(2,120)
Deferred tax benefit related to assumption of vested options and warrants	[2]	)	1,307
Other items included in total merger consideration:
Payment of certain indebtedness	[3]	)	16,000
Payment of transaction expenses incurred by Jamba Juice Company	[4]	)	3,900
Bargain purchase element for assumed non-vested options	[5]	)	1,926
Less: Cash receipts from exercise of warrants and options	[6]	)	(9,831)
Total merger consideration as per merger agreement	[7]	)	$265,633

1)	Estimated expenses for legal, accounting and other services is estimated at $2,120 and is not included in the $265 million purchase consideration.

2)	When SACI assumes the vested options and warrants, we will record deferred income tax on non-qualified options and warrants not issued in connection with an investment transaction. We used an effective tax rate of 40% to calculate the fair value of the asset.

3)	The outstanding balance of the Jamba Juice Company line of credit is approximately $9.0 million as of July 31, 2006. Regardless of the outstanding balance of the line of credit, the merger agreement stipulates a fixed value of indebtedness for total merger consideration of $16 million. The amount will not change in the final closing calculation irrespective of whether the balance is higher or lower than the stipulated $16 million.

4)	The merger agreement allows $3,425 for Jamba Juice Company's transaction expenses. In case the actual expenses exceed the stipulated amount of $3,425, such excess amount will be absorbed by the combined entity and will not reduce the Jamba Juice Company's shareholders' pro rata share of the purchase price. Jamba Juice Company currently estimates that it will incur approximately $3,900 in transaction expenses.

5)	SACI will assume all non-vested options. The number of non-vested options as well as the projected date of closing now being estimated as of December 8, 2006. The non-vested options will not be part of the purchase price as the service period for the non-vested options is after the closing, and SACI will record the expense for these options upon vesting in accordance with SFAS 123(R).

6)	This item represents a reduction of the purchase consideration for actual cash payment from the warrant and option holders for the exercise of the warrants and options immediately prior to the closing.

7)	The total approximate consideration of approximately $265,000 will not change regardless of the number warrants and options that are ultimately converted at closing, the ultimate amount of assumed debt associated with Jamba Juice Company's line of credit, and the ultimate amount of transaction expenses through closing.

SACI is providing this information to aid you in your analysis of the financial aspects of the Transaction. Since the transaction is complex and the outcome is contingent on the options selected by the various shareholders, warrant holders and optionees, we have provided a summary of the accounting effects of the transaction in two steps, although the revaluation of assets and liabilities to fair value and other pro forma adjustments will occur simultaneously with the transaction. The following is a summary of the process used to reflect the purchase accounting and pro forma adjustments in the attached unaudited pro forma condensed financial statements:

On pages 131 and 135, the balance sheet of Jamba Juice Company, as of June 30, 2006 is adjusted to reflect the pro forma adjustments related to Jamba Juice Company and the purchase price adjustments that will be recorded, in order to show the estimated fair value of the purchased assets and assumed liabilities. The total column ‘‘Jamba Juice Pro Forma’’ represents the fair value of the assets purchased and liabilities assumed, and it approximates the subsidiary books of Jamba Juice Company after the close of the transaction.

The pro forma condensed consolidated balance sheet of SACI is shown on pages 130 and 134. The first column named SACI represents SACI's balance sheet as of June 30, 2006 (as restated). The following column shows the effect of the planned private placement. This column reflects the effects of the possible redemption of public stockholders' shares, see further note on pages 139 and 142. The total from pages 131 and 135, ‘‘Jamba Juice Pro Forma’’ is carried over to pages 130 and 134. The column headed ‘‘Closing transaction’’ represents (i) actual net cash being paid to the shareholders of Jamba Juice Company, after deducting the amounts warrant and option holders will owe for the exercise of their warrants and options, (ii) payment for the outstanding transaction expenses, and (iii) recording of the assumption of vested and non-vested options and warrants as per our estimates. The column ‘‘Consolidation entry’’ represents the entry that will be made in the post-merger company's consolidation to eliminate purchased equity against the purchase price recorded in the parent company's books as investment in subsidiary.

The unaudited pro forma condensed combined financial statements are based on the estimates and assumptions set forth in the notes to such statements, which are preliminary and have been made solely for purposes of developing such pro forma information. The unaudited pro forma condensed financial statements described above should be read in conjunction with the historical financial statements of Jamba Juice Company and SACI and the related notes thereto. The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the Transaction taken place on the dates noted, or the future financial position or operating results of the combined company.

WITH MAXIMUM APPROVAL
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2006
(In thousands, except for share data)

	SACI	Jamba Juice	Pro Forma Adjustments			Pro Forma Consolidated
Revenue:
Company stores	$	$119,244	$			$119,244
Franchise revenue		4,825				4,825
Total revenue	—	124,069		—		124,069
Operating expenses:
Cost of sales and related occupancy costs		44,189				44,189
Store operating expense		47,673				47,673
Other operating expense		3,178				3,178
Depreciation and amortization		6,005		70	b	6,075
General and administrative expense	281	13,981		1,095	a	15,357
Store pre-opening expense		1,371				1,371
Franchise support expense		1,931				1,931
Loss on asset impairment, store closures and disposals		2,516				2,516
Gift certificate breakage		(1,425)				(1,425)
(Loss) income from operations	(281)	4,650		(1,165)		3,204
Loss on derivative liabilities	(55,778)					(55,778)
Interest income (expense)	1,971	(566)		—		1,405
Total other expense	(53,807)	(566)		—		(54,373)
Net (loss) income before tax	(54,088)	4,084		(1,165)		(51,169)
Income tax expense (benefit)	98	2,043		(438	)c	1,703
Net (loss) income	$(54,186)	$2,041		$(727)		$(52,872)
Weighted average shares outstanding	Basic					51,880
	Diluted					51,880
Loss per share	Basic					$(1.02)
	Diluted					$(1.02)

The accompanying notes are an integral part of these pro forma condensed unaudited consolidated financial statements.

WITH MAXIMUM APPROVAL
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005
(In thousands, except for share data)

	SACI	Jamba Juice		Pro Forma Adjustments			Pro Forma Consolidated
Revenue:
Company stores	$	$		$			$
Franchise revenue			8,056					8,056
Total revenue	—		238,011		—			238,011
Operating expenses:
Cost of sales and related occupancy costs			83,590					83,590
Store operating expense			96,074					96,074
Other operating expense			7,877					7,877
Depreciation and amortization			12,048		140	B		12,188
General and administrative expense	197		27,840		2,189	A		30,226
Store pre-opening expense			2,749					2,749
Franchise support expense			915					915
Loss on asset impairment, store closures and disposals			881					881
Litigation settlement reimbursement			(2,650)					(2,650)
Sales tax audit expense			2,569					2,569
(Loss) income from operations	(197)		6,118		(2,329)			3,592
Gain on derivative liabilities	2,125							2,125
Interest income (expense)	1,453		(981)		—			472
Total other income (expense)	3,578		(981)		—			2,597
Net income (loss) before tax	3,381		5,137		(2,329)			6,189
Income tax expense (benefit)	85		3,479		(876	) C		2,688
Net income (loss)	$		$1,658		$(1,453)			$3,501

Weighted average shares outstanding	Basic							42,658
	Diluted							44,406

Earnings per share	Basic							$0.08
	Diluted							$0.08

The accompanying notes are an integral part of these pro forma condensed unaudited consolidated financial statements.

WITH MAXIMUM APPROVAL
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

June 30, 2006
(In thousands)

	SACI		Private placement			Jamba Juice Pro Forma	Closing transaction			Consolidation entry		Consolidated Pro Forma
Assets
Current Assets:
Cash and cash equivalents		$302	$		m	$(13,438)	$		)q	$—		$105,549
Notes and accounts receivable, net						11,881		(9,831	)r			2,050
Inventories						2,647						2,647
Prepaid expenses & other current assets		47				8,923						8,970
Total current assets		349		224,850		10,013		(115,996)		—		119,216
Cash held in trust		130,132				—		(130,132	)s			—
Deferred transaction costs		1,566				—		(1,566	)t			—
Property, fixtures and equipment, net						77,272						77,272
Goodwill						91,042						91,042
Other intangible assets						117,500						117,500
Shares in subsidiary						—		254,451	u	(254,451	)x	—
Other long-term assets						16,625		1,307	v			17,932
Total assets	$		$			$312,452	$			$(254,451)		$422,962
Liabilities and Shareholders' Equity
Current Liabilities:
Accounts payable	$					9,737						10,209
Accrued compensation and benefits						12,351						12,351
Accrued store value cards						15,929						15,929
Line of credit note payable						—						—
Current portion of litigation settlement payable						1,120						1,120
Derivative liabilities		69,765										69,765
Other accrued expenses		946				7,622						8,568
Total current liabilities		71,183		—		46,759		—		—		117,942
Deferred rent, revenues and other long-term liabilities						11,242						11,242
Commitments and contingencies
Convertible Redeemable Preferred Stock						—						—
Common stock, subject to redemption		25,241		(25,241	)n	—						—
Common Stockholders' Equity:
Common stock		21		31	o							52
Additional paid-in-capital		86,493		250,060	p	285,467		8,064	w	(285,467	)y	344,617
Accumulated income (deficit)		(50,891)				(31,016)				31,016	y	(50,891)
Total shareholders' equity/ (deficit)		35,623		250,091		254,451		8,064		(254,451)		293,778
Total liabilities and shareholders' equity	$		$			$312,452	$			$(254,451)		$422,962

The accompanying notes are an integral part of these pro forma condensed unaudited consolidated financial statements.

WITH MAXIMUM APPROVAL
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

June 30, 2006
(In thousands)

	Jamba Juice		Closing Adjustments		Purch price Adjustments			Jamba Juice Pro Forma
Assets
Current Assets:
Cash and cash equivalents	$		$(14,700	)d	$			$(13,438)
Notes and accounts receivable, net		2,050	9,831	e				11,881
Inventories		2,647						2,647
Prepaid expenses & other current assets		8,923						8,923
Total current assets		14,882	(4,869)			—		10,013
Property, fixtures and equipment, net		77,272						77,272
Goodwill		2,663				88,379	f	91,042
Other intangible assets		289				117,211	f	117,500
Other long-term assets		10,996	5,629	g				16,625
Total assets		$106,102	$760		$			$312,452
Liabilities and Shareholders' Equity (Deficit)
Current Liabilities:
Accounts payable		$9,737						$9,737
Accrued compensation and benefits		12,351						12,351
Accrued store value cards		15,929						15,929
Line of credit note payable		10,800	$(10,800	)h				—
Current portion of litigation settlement payable		1,120						1,120
Other accrued expenses		7,622						7,622
Total current liabilities		57,559	(10,800)			—		46,759
Deferred rent, revenues and other long-term liabilities		11,242						11,242
Commitments and contingencies
Convertible Redeemable Preferred Stock		52,162	(52,162	)i				—
Common Stockholders' Equity (Deficit):
Additional paid-in-capital		12,255	67,622	k		205,590	k	285,467
Accumulated deficit		(27,116)	(3,900	)l				(31,016)
Total shareholders (deficit) equity		(14,861)	63,722			205,590		254,451
Total liabilities and shareholders' equity		$106,102	$760		$			$312,452

The accompanying notes are an integral part of these pro forma condensed unaudited consolidated financial statements.

WITH MINIMUM APPROVAL
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2006
(In thousands, except for share data)

	SACI	Jamba Juice	Pro Forma Adjustments			Pro Forma Consolidated
Revenue:
Company stores	$	$119,244	$			$119,244
Franchise revenue		4,825				4,825
Total revenue	—	124,069		—		124,069
Operating expenses:
Cost of sales and related occupancy costs		44,189				44,189
Store operating expense		47,673				47,673
Other operating expense		3,178				3,178
Depreciation and amortization		6,005		70	b	6,075
General and administrative expense	281	13,981		1,095	a	15,357
Store pre-opening expense		1,371				1,371
Franchise support expense		1,931				1,931
Loss on asset impairment, store closures and disposals		2,516				2,516
Gift certificate breakage		(1,425)				(1,425)
Loss from operations	(281)	4,650		(1,165)		3,204
Loss on derivative liabilities	(55,778)					(55,778)
Interest income (expense)	1,971	(566)		—		1,405
Total other expense	(53,807)	(566)		—		(54,373)
Net income (loss) before tax	(54,088)	4,084		(1,165)		(51,169)
Income tax expense (benefit)	98	2,043		(438	)c	1,703
Net income (loss)	$(54,186)	$2,041		$(727)		$(52,872)
Weighted average shares outstanding	Basic					48,430
	Diluted					48,430
Loss per share	Basic					$(1.09)
	Diluted					$(1.09)

The accompanying notes are an integral part of these pro forma condensed unaudited consolidated financial statements.

WITH MINIMUM APPROVAL
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005
(In thousands, except for share data)

	SACI	Jamba Juice		Pro Forma Adjustments			Pro Forma Consolidated
Revenue:
Company stores	$	$		$			$
Franchise revenue			8,056					8,056
Total revenue	—		238,011		—			238,011
Operating expenses:
Cost of sales and related occupancy costs			83,590					83,590
Store operating expense			96,074					96,074
Other operating expense			7,877					7,877
Depreciation and amortization			12,048		140	B		12,188
General and administrative expense	197		27,840		2,189	A		30,226
Store pre-opening expense			2,749					2,749
Franchise support expense			915					915
Loss on asset impairment, store closures and disposals			881					881
Litigation settlement reimbursement			(2,650)					(2,650)
Sales tax audit expense			2,569					2,569
(Loss) income from operations	(197)		6,118		(2,329)			3,592
Gain on derivative liabilities	2,125							2,125
Interest income (expense)	1,453		(981)		—			472
Total other income (expense)	3,578		(981)		—			2,597
Net income (loss) before tax	3,381		5,137		(2,329)			6,189
Income tax expense (benefit)	85		3,479		(876	) C		2,688
Net income (loss)	$3,296		$1,658		$(1,453)			$3,501

Weighted average shares outstanding	Basic							40,977
	Diluted							42,725

Earnings per share	Basic							$0.09
	Diluted							$0.08

The accompanying notes are an integral part of these pro forma condensed unaudited consolidated financial statements.

WITH MINIMUM APPROVAL
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

June 30, 2006
(In thousands)

	SACI		Private placement			Jamba Juice Pro Forma	Closing transaction			Consolidation entry		Consolidated Pro Forma
Assets
Current Assets:
Cash and cash equivalents	$			$199,609	m	$(13,438)	$		)q	$—		$80,308
Notes and accounts receivable, net						11,881		(9,831	)r			2,050
Inventories						2,647						2,647
Prepaid expenses & other current assets		47				8,923						8,970
Total current assets		349		199,609		10,013		(115,996)		—		93,975
Cash held in trust		130,132				—		(130,132	)s			—
Deferred transaction costs		1,566				—		(1,566	)t			—
Property, fixtures and equipment, net						77,272						77,272
Goodwill						91,042						91,042
Other intangible assets						117,500						117,500
Shares in subsidiary								254,451	u	(254,451	)x	—
Other long-term assets						16,625		1,307	v			17,932
Total assets	$		$			$312,452		$8,064		$(254,451)		$397,721
Liabilities and Shareholders' Equity
Current Liabilities:
Accounts payable	$					$9,737						$10,209
Accrued compensation and benefits						12,351						12,351
Accrued store value cards						15,929						15,929
Current portion of litigation settlement payable						1,120						1,120
Derivative liabilities		69,765										69,765
Other accrued expenses		946				7,622						8,568
Total current liabilities		71,183		—		46,759		—		—		117,942
Deferred rent, revenues and other long-term liabilities						11,242						11,242
Commitments and contingencies
Common stock, subject to redemption		25,241		(25,241	)n	—						—
Common Stockholders' Equity:
Common stock		21		31	o							52
Additional paid-in-capital		86,493		224,819	p	285,467		8,064	w	(285,467	)y	319,376
Accumulated income (deficit)		(50,891)				(31,016)				31,016	y	(50,891)
Total shareholders' equity		35,623		224,850		254,451		8,064		(254,451)		268,537
Total liabilities and shareholders' equity	$		$			$312,452		$8,064		$(254,451)		$397,721

The accompanying notes are an integral part of these pro forma condensed unaudited consolidated financial statements.

WITH MINIMUM APPROVAL
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

June 30, 2006
(In thousands)

	Jamba Juice		Closing Adjustments		Purch price Adjustments			Jamba Juice Pro Forma
Assets
Current Assets:
Cash and cash equivalents	$		$(14,700	)d	$			$(13,438)
Notes and accounts receivable, net		2,050	9,831	e				11,881
Inventories		2,647						2,647
Prepaid expenses & other current assets		8,923						8,923
Total current assets		14,882	(4,869)			—		10,013
Property, fixtures and equipment, net		77,272						77,272
Goodwill		2,663				88,379	f	91,042
Other Intangible Assets		289				117,211	f	117,500
Other long-term assets		10,996	5,629	g				16,625
Total assets		$106,102	$760		$			$312,452
Liabilities and Shareholders' Equity
Current Liabilities:
Accounts payable		$9,737						$9,737
Accrued compensation and benefits		12,351						12,351
Accrued store value cards		15,929						15,929
Line of credit note payable		10,800	$(10,800	)h				—
Current portion of litigation settlement payable		1,120						1,120
Other accrued expenses		7,622						7,622
Total current liabilities		57,559	(10,800)			—		46,759
Deferred rent, revenues and other long-term liabilities		11,242						11,242
Commitments and contingencies
Convertible Redeemable Preferred Stock		52,162	(52,162	)i				—
Common Stockholders' Equity (Deficit):
Additional paid-in-capital		12,255	67,622	k		$205,590	k	285,467
Accumulated deficit		(27,116)	(3,900	)l				(31,016)
Total shareholders' (deficit) equity		(14,861)	63,722			205,590		254,451
Total liabilities and shareholders' equity		$106,102	$760		$			$312,452

The accompanying notes are an integral part of these pro forma condensed unaudited consolidated financial statements.

Notes to Unaudited Proforma Financial Statement:

1.    Basis of Pro Forma Presentation

On March 10, 2006, SACI, its wholly-owned California corporate subsidiary, JJC Acquisition Company, and Jamba Juice Company entered into a Merger Agreement, pursuant to which JJC Acquisition Company will merge into Jamba Juice Company and Jamba Juice Company will become a wholly-owned subsidiary of SACI. Following completion of the merger, it is anticipated that SACI will change its name to Jamba, Inc. Because SACI will have no other operating business following the merger, Jamba Juice Company will effectively become a public company at the conclusion of the merger.

The preceding unaudited pro forma condensed balance sheet combines the historical balance sheets of Jamba Juice Company and Subsidiaries (Jamba Juice Company’’) as of June 27, 2006 and SACI as of June 30, 2006, giving effect to the transaction described in the Agreement and Plan of Merger dated March 10, 2006 (the ‘‘Transaction’’) as if it had occurred on June 30, 2006 using the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141 (‘‘SFAS 141’’), Business Combinations.

The preceding unaudited pro forma condensed statements of operations combine the historical statements of operations of Jamba Juice Company for the periods from January 12, 2005 to January 10, 2006 (as restated) and January 11, 2006 to June 27, 2006 and SACI for the periods from January 6, 2005 (inception) to December 31, 2005 (as restated) and January 1, 2006 to June 30, 2006, giving effect to the Transaction as if it had occurred at the beginning of the respective period.

2.    Purchase Accounting Adjustment

Under the purchase method of accounting, the total preliminary purchase price has been allocated to the net tangible and intangible assets acquired and liabilities assumed, based on various preliminary estimates of their fair values. The estimated fair values of certain assets and liabilities have been determined with the assistance of third party valuation specialists. Management has engaged a third party appraiser to assist management to perform a valuation of all the assets and liabilities in accordance with Statement of Financial Accounting Standard (‘‘SFAS’’) No. 141, Business Combinations. Some of the work will commence shortly after the consummation of the merger and the valuation will be finalized after the completion of the merger. Management estimates that the majority of the purchase price in excess of current recorded values will be allocated to non-amortizable intangible assets. The preliminary work performed by the third party valuation specialists has been considered in management's estimates of the fair values reflected in these unaudited pro forma condensed combined consolidated financial statements. Management's estimates and assumptions are subject to change upon the finalization of the valuation and may be adjusted in accordance with Statement of Financial Accounting Standards (‘‘SFAS’’) No. 141, Business Combinations. The purchase price allocation is not finalized. Valuations of franchise agreements, trademarks intellectual property, property leases have not been completed. Management has assumed that carrying value approximates fair value for certain tangible assets and liabilities of Jamba Juice Company. The intangible assets acquired will include property leases, franchise agreements, the Jamba Juice brand/trademarks, intellectual property in juice recipes and other goodwill. Some of these assets, such as goodwill and the Jamba Juice brand/trademarks will be non-amortizable; other assets will be amortized over their useful lives ranging from one to more than 10 years.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and the accompanying notes of SACI included in SACI's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and with the historical consolidated financial statements and the accompanying notes of Jamba Juice Company for the fiscal years ended June 27, 2006, June 28, 2005 (as restated) and June 29, 2004 (as restated), respectively, copies of which are included on pages F-1 to F-52. The unaudited pro forma condensed combined consolidated financial statements are not intended to represent or be indicative of the consolidated results of operations or financial condition of SACI that would have been reported had the merger and the private placement financing been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial condition of SACI. The unaudited pro forma condensed financial statements do not reflect any operating efficiencies and cost savings that SACI may achieve with respect to the combined companies nor do they include the effects of Jamba Juice Company's repayment of the borrowings under its line of credit.

Under the terms of the Merger Agreement SACI will acquire Jamba Juice Company through the merger of JJC Acquisition Company with and into Jamba Juice Company with Jamba Juice Company becoming a wholly owned subsidiary of SACI. Pursuant to the merger, each share of common stock of Jamba Juice Company will be converted into the right to receive from $6.00 to $6.04 in cash.

We determined, based on our interpretation of the requirements of SFAS 141, that SACI was the acquiring entity since SACI's stockholders will ultimately remain in control of the combined company following the Transaction. Under the purchase method of accounting, the financial statements of the acquiring entity remain unchanged and the Transaction will be recorded as of the closing date, reflecting the assets and liabilities of Jamba Juice Company (the target), at their acquisition date fair values. Intangible assets that are identifiable are recognized separately from goodwill which is measured and recognized as the excess of the fair value of Jamba Juice Company, as a whole, over the net amount of the recognized indentifiable assets acquired and liabilities assumed. The results of operations of Jamba Juice Company will be included in the results of the surviving entity from date of acquisition forward.

Under the purchase method of accounting, the total estimated purchase price of $254.5 million was allocated to Jamba Juice Company's net tangible and intangible assets based on their estimated fair values as of the expected date of the completion of the Merger. Based on the preliminary third party valuation and other factors as described above, the preliminary estimated purchase price was allocated as follows (in thousands):

	Book Value	Purchase Price and Closing Adjustments	Preliminary Purchase Price Allocation	Asset Life
Tangible assets	$103,150	$760	$103,910	various
Amortizable intangible assets:
Franchise agreements	—	600	600	13.5 years
Other amortizable intangible assets	289	711	1,000	10 years
Trademarks	—	115,900	115,900	Indefinite
Goodwill	2,663	88,379	91,042	Indefinite
Total preliminary purchase price allocation and estimated direct transaction costs	$106,102	$206,350	$312,452
Less liabilities assumed			58,001
Purchase price			$254,451

Jamba Juice Company has engaged a third party valuation firm to assist with the purchase price allocation. The preliminary allocation of the purchase price for accounting purposes was based upon preliminary estimates and assumptions that are subject to change upon the finalization of the transaction and the related valuations. In particular, we anticipate that some portion of the purchase price will be allocated to property leases and covenants not to compete; however, since we have not completed our valuations of these assets based on historical costs and management's initial estimates, Jamba Juice Company has allocated $1 million to these assets. While it is possible that these estimates may change, Management does not anticipate that there will be a material change to the purchase price allocation as a result of any changes to these preliminary estimates. The amortization related to the amortizable intangible assets is reflected as a pro forma adjustment to the unaudited pro forma condensed income statements. The preliminary amortization periods (as noted above) are based on the estimated average remaining life of Jamba Juice Company's existing franchises and property leases, respectively. Upon finalization of the transaction, the actual amortization periods will be determined and as such, actual amortization expense may differ from pro forma amortization expense included in the unaudited pro forma condensed statements of operations. Management does not anticipate that amortization expense will differ materially from the estimated amounts included herein.

Of the total estimated purchase price, approximately $206.9 million was preliminarily allocated to goodwill and trademarks, the valuation of which has not been finalized. Trademarks include Jamba Juice Company brands and other trademarks for which management is in the process of finalizing the valuation. These trademarks will not be amortized due to their indefinite useful lives. Goodwill represents the excess of the purchase price over the fair value of the tangible and identifiable intangible assets acquired. Goodwill amounts are not amortized, but rather are tested for impairment at least annually. In the event that it is determined that the value of the goodwill has become impaired, an accounting charge for the amount of the impairment will be incurred in the quarter in which such determination is made.

In connection with the closing, Jamba Juice Company will recognize a deferred tax asset due to the exercise of options and warrants below market price. This will give rise to a deduction for tax purposes for the Jamba Juice Company and after using a 40% effective tax rate, the post-merger company expects to record a deferred tax asset of $5.6 million. We have not allocated any purchase price to deferred tax assets or liabilities, or values created pursuant to purchase price adjustments as there will be no step up in tax basis for the other purchased assets.

3.    Pro Forma Adjustments with maximum approval

The pro forma adjustments included in the unaudited pro forma condensed consolidated financial statements are as follows (in thousands):

A. Adjustment to general and administrative expense:
To record one year's expense for options granted on the merger agreement date	$2,189
B. Depreciations and amortization
To record amortization of intangible assets	$140
C. Adjustment to tax benefit:
To record deferred tax benefit for option expense recorded	$(876)
a. Adjustment to general and administrative expense:
To record two quarter's expense for options granted on the merger agreement date	$1,095
b. Depreciation and amortization
To record amortization of intangible assets	$70
c. Adjustment to tax benefit:
To record deferred tax benefit for option expense recorded	$(438)
d. Adjustments to cash and cash equivalents
To record disbursement of Jamba Juice Company transaction expenses	$(3,900)
To record pay off of Jamba Juice Company's line of credit	(10,800)
$(14,700)
e. Adjustment to notes and accounts receivable:
To record receivable from warrant and option holders for exercise	$9,831
f. Adjustment to goodwill and other intangible assets:
To record purchase accounting adjustment for goodwill	$88,379
To record purchase accounting adjustment for other intangible assets	117,211

g. Adjustments to other long-term assets:
To record deferred tax asset for tax deductible amounts in connection with exercise of non-qualified options and warrants	$5,629
h. Adjustment to line of credit note payable:
To record settlement of line of credit	$(10,800)
Although the merger agreement specifies a fixed amount of debt of $16 million, the amount of outstanding debt on the line of credit as of June 30, 2006 was $10.8 million. In order to clearly reflect the pro forma ending balances of cash and outstanding debt, the pro forma adjustments show that the $10.8 million will be repaid at closing. We have elected to show the repayment of the full $10.8 million outstanding at the balance sheet date to simplify and clearly illustrate the requirement to pay off the outstanding line of credit at closing and reflect the net assets purchased and the liabilities assumed by SACI. As a result, this methodology reflects pro forma negative cash balances at June 30, 2006. As shown in the Condensed Consolidated Pro Forma Balance Sheet, which gives effect to the private placement transaction, after the closing the post-merger company will have cash and available working capital.
i. Adjustment to convertible redeemable preferred stock:
To record conversion of preferred stock to shares (sale of shares as converted)	$(52,162)
The conversion of convertible redeemable preferred stock is shown as though the conversion had taken place before the closing. The holders of convertible redeemable preferred stock will receive the same consideration they would have received had they converted their equity instrument to common stock before the closing. To minimize the administrative processing costs, Jamba Juice Company will not require conversion of the convertible redeemable preferred stock prior to closing of the merger.
j. Intentionally left blank.

k. Adjustments to additional paid-in-capital
To record exercise of options and warrants	$9,831
To record deferred tax asset related to tax deduction for exercise of non-qualified stock options	5,629
To record conversion of preferred stock (sale of shares as converted)	52,162
$67,622
To record goodwill and intangible assets on Jamba Juice Company's books related to purchase accounting	$205,590
l. Adjustment to accumulated income (deficit)
To record Jamba Juice Company transaction expenses	$(3,900)
m. Adjustment to cash and cash equivalents
To record net proceeds of private placement	$224,850
n. Adjustment to common stock, subject to redemption:
To record conversion to common stock	$(25,241)
As a group, ‘‘Public Stockholders’’ (i.e. all stockholders, except the founding stockholders owning 3,750,000 shares) own 82% of SACI's total outstanding common stock. Up to 19.99% of these Public Stockholders may seek redemption of their shares in the event of a business combination. Such Public Stockholders are entitled to receive their pro rata interest in the trust fund computed without regard to the shares held by the initial stockholders. As of June 30, 2006, the pro rata interest in the trust fund was $7.54 per share. In the Minimum Approval scenario we assume that 19.99% of the Public Stockholders will redeem their shares and therefore the amount recorded as ‘‘Adjustment to common stock, subject to redemption’’ will be paid to the stockholders, reducing the cash balance.
o. Adjustment to common stock:
To record common stock related to private placement	$31

p. Adjustments to additional paid-in-capital
To record additional paid in capital related to private placement	$224,639
To record conversion of common stock, subject to redemption to additional paid in capital	25,421
$250,060
q. Adjustments to cash and cash equivalents (see Note 5 below)
To record cash payment to Jamba Juice Company shareholders	$(105,611)
To record payment of transaction expenses	(554)
$(106,165)
r. Adjustment to notes and accounts receivable: (see Note 5 below)
To record withholding of monies due from warrant and option holders for exercise	$(9,831)
s. Adjustment to cash held in trust (see Note 5 below)
To record cash payment to Jamba Juice Company shareholders	$(130,132)
t. Adjustment to deferred transaction costs (see Note 5 below)
To record transaction cost as part of purchase price	$(1,566)
u. Adjustments to Shares in subsidiary
To record cash payment to Jamba Juice Company shareholders, including withholding for receivable	$245,574
To record transaction expenses as part of purchase price	2,120
To record assumed vested options and warrants, net of deferred taxes	6,757
$254,451
v. Adjustment to other long-term assets
To record deferred tax benefit related to assumption of vested options and warrants	$1,307
w. Adjustment to additional paid in capital
To record assumption of vested options	$8,064
x. Adjustment to shares in subsidiary
To record entry in consolidation to eliminate shares in subsidiary	$(254,451)
y. Adjustment to additional paid in capital
To record consolidation entry to eliminate purchased equity	$(285,467)
y. Adjustment to retained earnings
To record consolidation entry to eliminate purchased equity	$31,016

4.    Pro Forma Adjustments with minimum approval

The pro forma adjustments included in the unaudited pro forma condensed consolidated financial statements are as follows (in thousands):

A. Adjustment to general and administrative expense:
To record one year's expense for options granted on the merger agreement date	$2,189
B. Depreciation and amortization
To record amortization of intangible assets	$140
C. Adjustment to tax benefit:
To record deferred tax benefit for option expense	$(876)
a. Adjustment to general and administrative expense:
To record two quarter's expense for options granted on the merger agreement date	$1,095
b. Depreciation and amortization To record amortization of intangible assets	$70

c. Adjustment to tax benefit:
To record deferred tax benefit for option expense	$(438)
d. Adjustments to cash and cash equivalents
To record disbursement of Jamba Juice Company transaction expenses	$(3,900)
To record pay off of Jamba Juice Company's line of credit	(10,800)
$(14,700)
e. Adjustment to notes and accounts receivable:
To record receivable from warrant and option holders for exercise	$9,831
f. Adjustment to goodwill and other intangible assets:
To record purchase accounting adjustment for goodwill	$88,379
To record purchase accounting adjustment for other intangible assets	$117,211
g. Adjustment to other long-term assets:
To record deferred tax asset for tax deductible amounts in connection with exercise of non-qualified options and warrants	$5,629
h. Adjustment to line of credit note payable:
To record settlement of line of credit	$(10,800)
Although the merger agreement specifies a fixed amount of debt of $16 million, the amount of outstanding debt on the line of credit as of June 30, 2006 was $10.8 million. In order to clearly reflect the pro forma ending balances of cash and outstanding debt, the pro forma adjustments show that the $10.8 million will be repaid at closing. We have elected to show the repayment of the full $10.8 million outstanding at the balance sheet date to simplify and clearly illustrate the requirement to pay off the outstanding line of credit at closing and reflect the net assets purchased and the liabilities assumed by SACI. As a result, this methodology reflects pro forma negative cash balances at June 30, 2006. As shown in the Condensed Consolidated Pro Forma Balance Sheet, which gives effect to the private placement transaction, after the closing the post-merger company will have cash and available working capital.
i. Adjustment to convertible redeemable preferred stock:
To record conversion of preferred stock to shares (sale of shares as converted)	$(52,162)
The conversion of convertible redeemable preferred stock is shown as though the conversion had taken place before the closing. The holders of convertible redeemable preferred stock will receive the same consideration they would have received had they converted their equity instrument to common stock before the closing. To minimize the administrative processing costs, Jamba Juice Company will not require conversion of the convertible redeemable preferred stock prior to closing of the merger.
j. Intentionally left blank

k. Adjustments to additional paid-in-capital
To record exercise of options and warrants	$9,831
To record deferred tax asset related to tax deduction for exercise of non-qualified stock options	5,629
To record conversion of preferred stock (sale of shares as converted)	52,162
$67,622

To record goodwill and intangible assets on Jamba Juice Company's books related to purchase accounting	$205,590
l. Adjustment to accumulated income (deficit)
To record Jamba Juice Company transaction expenses	$(3,900)
m. Adjustments to cash and cash equivalents
To record net proceeds of private placement	$224,850
To record redemption of 20% of additional SACI shares	(25,241)
$199,609
n. Adjustment to common stock, subject to redemption:
To record redemption of 20% of additional SACI shares	$(25,241)
As a group, ‘‘Public Stockholders’’ (i.e. all stockholders, except the founding stockholders owning 3,750,000 shares) own 82% of SACI's total outstanding common stock. Up to 19.99% of these Public Stockholders may seek redemption of their shares in the event of a business combination. Such Public Stockholders are entitled to receive their pro rata interest in the trust fund computed without regard to the shares held by the initial stockholders. As of June 30, 2006, the pro rata interest in the trust fund was $7.54 per share. In the Minimum Approval scenario we assume that 19.99% of the Public Stockholders will redeem their shares and therefore the amount recorded as ‘‘Adjustment to common stock, subject to redemption’’ will be paid to the stockholders, reducing the cash balance.
o. Adjustment to common stock:
To record common stock related to private placement	$31
p. Adjustment to additional paid-in-capital
To record additional paid in capital related to private placement	$224,819
q. Adjustments to cash and cash equivalents (see Note 5 below)
To record cash payment to Jamba Juice Company shareholders	$(105,611)
To record payment of transaction expenses	(554)
$(106,165)
r. Adjustment to notes and accounts receivable: (see Note 5 below)
To record withholding of monies due from warrant and option holders for exercise	$(9,831)
s. Adjustment to cash held in trust (see Note 5 below)
To record cash payment to Jamba Juice Company shareholders	$(130,132)
t. Adjustment to deferred transaction costs (see Note 5 below)
To record transaction cost as part of purchase price	$(1,566)
u. Adjustments to shares in subsidiary
To record cash payment to Jamba Juice Company shareholders, including withholding for receivable	$245,574
To record transaction expenses as part of purchase price	2,120
To record assumed vested options and warrants, net of deferred taxes	6,757
$254,451
v. Adjustment to other long-term assets
To record deferred tax benefit related to assumption of vested options and warrants	$1,307
w. Adjustment to additional paid in capital
To record assumption of vested options	$8,064

x. Adjustment to shares in subsidiary
To record entry in consolidation to eliminate shares in subsidiary	$(254,451)
y. Adjustment to additional paid in capital
To record consolidation entry to eliminate purchased equity	$(285,467)
y. Adjustment to retained earnings
To record consolidation entry to eliminate purchased equity	$31,016

5.    Reconciliation of cash payment

A reconciliation of the cash payment to stockholders and payment of transaction expenses explained in notes q, r, s and t, with the amounts in the table on page 126 for payments to common and preferred shareholders follows:

To record cash payment to Jamba Juice Company shareholders	$245,574
Less deduction for amount owned by warrant and option holders	(9,831)
Net payment	$235,743
Payment to be funded from cash balances	$105,611
Payment from cash held in trust	130,132
Total payment to stockholders	$235,743
Total estimated transaction expenses	$2,120
Less transaction expenses incurred through June 30, 2006	(1,566)
Transaction expenses to be paid at closing	$554

DIRECTORS AND MANAGEMENT OF SACI FOLLOWING THE
MERGER WITH JAMBA JUICE COMPANY

As of the completion of the merger, the board of directors, executive officers and significant employees will be as set forth below:

Name	Age	Position
Paul E. Clayton	48	Chief Executive Officer, President and Director
Donald D. Breen	48	Chief Financial Officer
Karen Kelley	40	Vice President of Company Operations
Paul Coletta	42	Vice President of Marketing and Brand Development
Russell Testa	49	Vice President of Human Resources
Steven R. Berrard	52	Chairman of the Board
Thomas C. Byrne	44	Director
Richard L. Federico	52	Director
Robert C. Kagle	50	Director
Craig J. Foley	62	Director
Brian Swette	52	Director
Ram|$$|Aaon Martin-Busutil	72	Director

Paul E. Clayton has been Chief Executive Officer of Jamba Juice Company since February 2000. Mr. Clayton was with Burger King Corporation from 1984 to January 2000 in increasingly responsible positions in marketing, operations and development. Mr. Clayton was President of Burger King North America in Miami Florida from March 1997 to January 2000, Senior Vice President, Worldwide Marketing from March 1994 to March 1997, and Vice President, Marketing USA from July 1993 to March 1994. He received his BS/BA degree from Boston University, and his MBA from the University of North Carolina at Chapel Hill.

Donald D. Breen has been Chief Financial Officer of Jamba Juice Company since June 2005. Mr. Breen was with Fresh Enterprises, the Parent Company of Baja Fresh Mexican Grill, in Thousand Oaks, California from July 1999 to December 2004, where he was the Senior Vice President and CFO. Prior to Baja Fresh, Mr. Breen was employed by Brothers Gourmet Coffees, Inc., a wholesale and retail coffee roaster in Boca Raton, Florida, serving as President, Chief Executive Officer and Chief Financial Officer from January 1996 to May 1999. Prior to that, Mr. Breen was Finance Director, Assistant Secretary and Assistant Treasurer for Adolph Coors Company. Mr. Breen earned both his BS in Finance and an MBA from the University of Connecticut.

Karen Kelley joined Jamba Juice Company in March 1998 as Vice President of Company Operations. From 1994 to 1998, Ms. Kelley was with Boston Market. She was Managing Partner of Boston Market from 1994 to 1995; Director of Operations — Northern California from 1995 to 1997, and Vice-President of Operations — Northern California from 1997 to 1998. Ms. Kelley attended the University of Colorado.

Paul Coletta has been Jamba Juice Company's Vice President of Marketing and Brand Development since June 2006. Before Jamba Juice Company he worked for Hewlett Packard in San Diego, CA as Director of World Wide Marketing from 2002 to 2006. From 2000-2002 he was with Freeborders Software in San Francisco, CA as Senior Vice President of Marketing. In 1999 Mr. Coletta was with Cost Plus World Market in Oakland, CA as Vice President General Merchandising Manager. From 1995 to 1999 he was with Viacom in New York City, NY as Vice President of Product and Brand Marketing. Prior to that he was with The Walt Disney Company as Director of Merchandise and Federated Department Stores as a Buyer, Assistant Buyer and Department Manager. Mr. Coletta attended Loyola Marymount University.

Russell Testa has been Jamba Juice Company’s Vice President of Human Resources since February 2004. Before joining Jamba Juice Company, Mr. Testa was lasted employed by Mervyn’s in Hayward, California, a division of Target Corporation, from May 1993 through January 2003 where he was as Senior Vice President of Human Resources from September 2001 and Vice President of Human Resources prior to that time. Mr. Testa earned his A.B. degree in Economics from the University of California, Davis.

Steven R. Berrard has been the chairman of the board and chief executive officer since SACI’s inception. Mr. Berrard has served as Managing Partner of New River Capital Partners, a private equity fund, which he co-founded, since 1997. Prior to co-founding New River Capital Partners, from 1996 to 1999, Mr. Berrard was the co-founder and Co-Chief Executive Officer of AutoNation, Inc., the nation’s leading automotive retail company.

Prior to joining AutoNation, from 1987 to 1996, Mr. Berrard served as President and Chief Executive Officer of the Blockbuster Entertainment Group, the world’s largest video store operator, and as a member of the Board of Directors of Viacom, Inc. As President and Chief Executive Officer, Mr. Berrard was responsible for the direction and operation of more than 70,000 employees at 4,500 Blockbuster stores located in 20 countries, Showtime Networks, Spelling Entertainment Group, Paramount Parks, and Virgin Interactive Entertainment.

Prior to his tenure with Blockbuster, from 1981 to 1987, Mr. Berrard served as President of Huizenga Holdings, Inc. and served in various positions with subsidiaries of Huizenga Holdings. Prior to joining Huizenga Holdings, Mr. Berrard was employed by Coopers & Lybrand from 1976 to 1981.

Mr. Berrard earned his BS in Accounting from Florida Atlantic University and has been a member of the Board of Directors of Swisher International, Inc. since November 2004. He has also served on the Board of Directors of Birmingham Steel from 1999 until its sale in 2002, HealthSouth from 2004 until 2006, as well as Boca Resorts, Inc. from 1996 until prior to its sale to the Blackstone Group in December 2004.

Thomas C. Byrne has been a member of SACI’s board of directors since its inception. Mr. Byrne has served as Administrative Partner of New River Capital Partners, a private equity fund, which he co-founded, since 1997. Prior to co-founding New River Capital Partners, Mr. Byrne was the Vice-Chairman of Blockbuster Entertainment Group, a division of Viacom, Inc. Additionally, Mr. Byrne was President of the Viacom Retail Group and represented Blockbuster in all cross-Viacom opportunities.

Prior to joining Blockbuster, from 1985 to 1987, Mr. Byrne was employed by KPMG Peat Marwick. Mr. Byrne has a BS and MA in Accounting from the University of Florida. Mr. Byrne is a certified public accountant, and has been a member of the Board of Directors of Certilearn, Inc., Intralearn Software Corporation, ITC Learning, Swisher International, Inc., Pivotal Fitness, and the Private Equity Committee of the University of Florida Foundation.

Richard L. Federico had served as a Director of Jamba Juice Company since October 2004 and will serve as a member of the board of SACI upon consummation of the merger. Since September 1997, Mr. Federico has been the Chief Executive Officer of P.F. Chang's and a Director of P.F. Chang's since February 1996. In December 2000, Mr. Federico was named Chairman of the Board of P.F. Chang's. From February 1989 to January 1996, Mr. Federico  served as President of the Italian Concepts division of Brinker International, Inc., where he was responsible for concept development and operations. Under Mr. Federico’s direction, this division grew from one unit in 1989 to more than 70 units by 1996.

Robert C. Kagle had served as a director of Jamba Juice Company since 1994 and will serve as a member of the board of SACI upon consummation of the merger. Mr. Kagle has been a member of Benchmark Capital Management Company, LLC, the General Partner of Benchmark Capital Partners, L.P. and Benchmark Founders’ Fund, L.P., since its founding in May 1995. Mr. Kagle also has been a General Partner of Technology Venture Investors since January 1984. Mr. Kagle also serves on the board of directors of eBay, Inc. and ZipRealty, Inc. Mr. Kagle holds a B.S. degree in Electrical and Mechanical Engineering from the General Motors Institute (renamed Kettering University in January 1998) and an M.B.A. degree from the Stanford Graduate School of Business.

Craig J. Foley had served as a director of Jamba Juice Company since 1994 and will serve as a member of the board of SACI upon consummation of the merger. Mr. Foley is Managing Partner of

Wickham Capital Partners, a private investment partnership formed in 1994. He was founding investor in Chancellor Capital Management (now INVESCO Private Capital) and served as a member of its Board of Directors. At Chancellor, he headed the Venture Capital Group, which he established in 1982. Prior to Chancellor, he was affiliated with major New York banking and investment firms. Mr. Foley was an early or lead investor in Starbucks, COSTCO, Staples, PetSmart, Gadzooks, Noah’s Bagels, Jamba Juice Company, and The White House/Black Market (acquired by Chico’s). Mr. Foley has served as a director of various private companies and was a fifteen year member the Starbucks Corporation Board of Directors, where he served on the Compensation Committee and Chaired the Audit Committee. Mr. Foley graduated from Kenyon College, and served as a Trustee of the Bronxville Board of Education and as a Trustee of Kenyon College, where he was Vice Chair of the Board and Chair of the Investment Committee.

Brian Swette will serve as a member of the board of SACI upon consummation of the merger. Mr. Swette currently is the Chairman of Burger King Corporation and has served as a board member of Burger King Corporation since 2002. He is also an investor and board member in Theladders.com, Madison Road Entertainment and CBL Partners. Mr. Swette served in several capacities at eBay from 1998 through the end of 2002, including Chief Operating Officer and vice president of marketing. He led eBay's penetration into international markets, oversaw the development of its advertising and sponsorship business, managed the implementation of its fixed-price strategy and chartered a course into new business categories such as automotive and business-to-business. Prior to eBay, Mr. Swette was Executive Vice President and Chief Marketing Officer of Pepsi-Cola where he was one of the architects of Pepsi's move into the water, tea, coffee and juice categories, specifically Aquafina Water, Ocean Spray Juices, Lipton Teas and Starbucks' Frappuccino. Prior to Pepsi-Cola, Mr. Swette spent four years as a Brand Manager at Procter & Gamble. Mr. Swette is a Trustee of the Pine Crest Prep School in Florida.

Ram|$$|Aaon Martin-Busutil will serve as a member of the board of SACI upon the consumation of the merger. Mr. Martin-Busutil is a consultant and has been teaching at the EADA Business School in Barcelona, Spain since 2002. In addition, he has also served as a visiting professor at Georgia Tech University in Georgia and The Citadel, South Carolina at various times since 2002. Mr. Martin-Busutil served as Chairman and Chief Executive Officer of Carolina Video Vending LLC from 1998 through 2002. Prior to these positions, Mr. Martin-Busutil spent over twenty years in management positions in with several international businesses. From 1992 to 1995, Mr. Martin-Busutil was President of International at Blockbuster Entertainment, a Viacom company. Prior to that, Mr. Martin-Busutil was the President of Cadbury Schweppes Europe and had various management responsibilities at General Foods (the current Altria-Philip Morris Kraft Foods) in marketing, sales, manufacturing and research and development areas. Mr. Martin-Busutil speaks four languages, has a Doctor of Engineering from the University of Madrid and a postgraduate of HEC Business School in Paris. Mr. Martin-Busutil lives in Spain and the United States.

Other than their respective relationships with SACI and Jamba Juice Company, none of these individuals has been a principal of or affiliated with a public company or blank check company that executed a business plan similar to our business plan, and none of these individuals is currently affiliated with such an entity.

After the merger, the officers and employee directors will devote their full time and attention to the ongoing operations of SACI and the non-employee directors will devote such time as is necessary and required to satisfy their duties as a director of a public company. In addition, upon completion of the merger, the following individuals, who are current directors of SACI, will not be continuing as directors of the public company: Thomas E. Aucamp; I. Steven Edelson; Nathaniel Kramer; Cris V. Branden; and Richard L. Handley.

Board of Directors and Committees of the Board

After the merger with Jamba Juice Company, our board of directors will consist of up to ten members, and it is anticipated that a majority of which will be considered ‘‘independent.’’ The members of the board of directors will serve until the earlier of their resignation or their successor is duly qualified and elected. Election of directors are expected to take place at each annual meeting of stockholders.

We do not currently have a Compensation Committee. Pursuant to Section 805 of the AMEX Company Guide, compensation of our chief executive officer, if any, will be determined, or recommended to the Board for determination, by a majority of the independent directors on our board of directors. The chief executive officer will not be present during voting or deliberations. Compensation for all other officers, if any, will be determined, or recommended to the board for determination, by a majority of the independent directors on our board of directors. None of our officers currently receive compensation. We do not expect to pay any compensation to any of our officers until following the consummation of the merger with Jamba Juice Company.

SACI’s board of directors has established a Nominating and Governance Committee and an Audit Committee to devote attention to specific subjects and to assist the board in the discharge of its responsibilities. The functions of these committees and their current members, as well as anticipated membership, are set forth below.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for assisting identifying and recommending qualified candidates for director nominees to the board, and leading the board in its annual review of the board’s performance. All members of the Nominating Committee qualify as independent under the definition promulgated by the American Stock Exchange. The Nominating and Governance Committee had no meetings during 2005. Nathaniel Kramer and Thomas C. Byrne are the current members of the Nominating and Governance Committee and following the acquisition of Jamba Juice, it is anticipated that the Nominating and Governance Committee will consist of additional board members who will be appointed to such committee prior to or simultaneous with the closing of the acquisition. The Nominating and Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Governance Committee may consider all factors is deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need in the board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2006 Annual Meeting of Stockholders using the procedures set forth in the Company’s By-laws, it must follow the procedures described in Article 3.3 entitled ‘‘Nominations.’’ If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating and Governance Committee, it should submit any pertinent information regarding the candidate to the Nominating and Governance Committee by mail at our address. A copy of the Nominating Committee’s written charter is available upon written request. Upon consummation of the merger, it is anticipated that Mr. Kramer will resign from the board of SACI and will no longer serve on the Nominating Committee.

Audit Committee

The Audit Committee recommends to the board of directors the appointment of the firm selected to serve as our independent auditors and our subsidiaries and monitors the performance of such firm; reviews and approves the scope of the annual audit and evaluates with the independent auditors our annual audit and annual financial statements; reviews with management the status of internal accounting controls; evaluates issues having a potential financial impact on us which may be brought to the Audit Committee’s attention by management, the independent auditors or the board; evaluates our public financial reporting documents; reviews the non-audit services to be performed by the independent auditors, if any; and considers the effect of such performance on the auditor’s independence. Thomas C. Byrne, Nathaniel Kramer and Cris V. Branden are the current members of the Audit Committee and following the merger with Jamba Juice, it is anticipated that the Audit Committee will consist of additional board members who will be appointed to such committee prior to or simultaneous with the closing of the acquisition. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and by the American Stock Exchange, as such standards apply specifically to members of audit committees. The board has determined that each of Mr. Byrne, Mr. Kramer and Mr. Branden are ‘‘audit committee financial experts,’’ as the Securities and Exchange Commission has defined that term in Item 401 of Regulation S-K. The Audit Committee had four meetings during 2005. Upon consummation of the merger, it is anticipated that Mr. Branden and Mr. Kramer will resign from the board of SACI and will no longer serve on the Audit Committee.

Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws and the rules of the American Stock Exchange.

Director Compensation

It is anticipated that at or prior to the closing of the merger with Jamba Juice Company, the compensation to be paid to members of the Board of Directors of SACI will be established and such compensation will be reasonable and customary for the industry.

Executive Compensation

No executive officer of SACI has received any cash compensation for services rendered. No compensation of any kind, including finder’s and consulting fees, will be paid to any of our existing stockholders, including our officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the merger with Jamba Juice Company. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses, and there will be no review of the reasonableness of the expenses by anyone other than our board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. If all of SACI’s directors are not deemed ‘‘independent,’’ it will not have the benefit of independent directors examining the propriety of expenses incurred on SACI’s behalf and subject to reimbursement.

Upon completion of the merger, it is anticipated that employment agreements with the following individuals: Paul E. Clayton, Donald D. Breen and Karen Kelley, will become effective. A summary of the employment agreements can be found under ‘‘Employment Agreements’’ on page 62. In addition, upon completion of the merger, it is anticipated that other officers of Jamba Juice Company will be continuing their employment with Jamba Juice Company.

The table below provides information concerning the total compensation received for services related to Jamba Juice Company during the three fiscal years ended June 27, 2006, June 28, 2005, and June 29, 2004, by the Chief Executive Officer of Jamba Juice Company, the four other highest paid executive officers of Jamba Juice Company (which includes Donald D. Breen, the current Chief Financial Officer of Jamba Juice Company who commenced employment in June 2005 and Paul Coletta, the current Vice President, Marketing and Brand Development, who commenced employment in June 2006), as well as Joseph O’Neill, the former Chief Financial Officer of Jamba Juice Company, who resigned from his position effective June 28, 2005, Tammy Jo Williams, the former Vice President, Marketing of Jamba Juice Company, who resigned from her position effective December 16, 2005, and Beth Lombard, the former Vice President, Development, who left her position effective June 21, 2006 (collectively, the ‘‘Named Executive Officers’’).

					Long-Term Compensation
		Annual Compensation			Number of Securities Underlying Options	All Other Compensation ($)
Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)(8)
Paul E. Clayton	2006	400,000		—	—	—
President and	2005	400,000		30,000	—	1,728,900	(1)
Chief Executive Officer	2004	400,000		249,877	800,000	—
Donald D. Breen	2006	215,654		—	—	—
Chief Financial Officer	2005	5,654		—	250,000	18,873	(2)
	2004	—		—	—	—
Karen Kelley	2006	226,600		—	—	9,060
Vice President,	2005	214,614		22,500	—	—
Operations	2004	187,500		76,504	110,500	—
Russell Testa	2006	210,262		—	—	—
Vice President,	2005	205,846		18,000	—	—
Human Resources	2004	66,154		26,776	100,000	36,186	(4)
Beth Lombard	2006	209,339		—	—	—
Former Vice President,	2005	204,385		20,000	—	45,595	(5)
Development	2004	70,769		28,526	100,000	44,416	(6)
Joe O’Neill	2006	241,000		—	—	—
Former Chief Financial	2005	265,112	(7)	18,873	—	—
Officer	2004	234,423		81.879	—	—
Tammy Jo Williams	2006	92,308		—	—	—
Former Vice President,	2005	200,000		0	—	—
Marketing	2004	47,692		19,018	100,000	—

(1)	Represents interest and a gross-up for taxes attributable to forgiveness of a loan in the principal amount of $750,000 made by Jamba Juice Company to Mr. Clayton on May 12, 2000. The loan was forgiven on May 13, 2005.

(2)	Represents a relocation bonus paid to Mr. Breen. Mr. Breen commenced employment with Jamba Juice Company in June 2005.

(3)	Represents relocation expenses paid to Ms. Kelley.

(4)	Represents (i) relocation expenses of $16,186 paid to Mr. Testa and (ii) a one-time signing bonus of $20,000 paid to Mr. Testa.

(5)	Represents (i) relocation expenses of $20,595 paid to Ms. Lombard and (ii) a one-time signing bonus of $25,000 paid to Ms. Lombard.

(6)	Represents relocation expenses paid to Ms. Lombard.

(7)	Represents salary plus vacation pay.

(8)	Bonuses earned for fiscal year 2006 have not yet been paid. Payments will be made by the end of October 2006.

Stock Option Grants in Fiscal Year 2006

Option Grants in Fiscal Year 2006

Table of information of options issued to executives with acceleration as of a future date:

as of 9/20/2006	Total outstanding	Vested options	Non-vested options	Accelerated options	Average exercise price of accelerated options	Years to vesting of accelerated options
P. Clayton	2,100,000	1,933,333	166,667	166,667	$2.13	1.3
D. Breen	250,000	62,500	250,000	187,500	$4.00	2.7
R. Testa	100,000	50,000	50,000	37,500	$2.13	1.5
K. Kelley	200,000	163,165	36,835	36,835	$2.13	1.3
B. Lombard(1)	100,000	50,000	50,000	37,500	$2.13	1.5

(1)	Ms. Lombard's employment terminated on June 21, 2006. Pursuant to her agreement with Jamba Juice Company her accelerated options were honored however she is not entitled to any further vesting of her 12,500 unvested options.

In October 2005, the board of directors of Jamba Juice Company approved accelerated stock option vesting for certain levels of employees in the event of a change of control, subject to due execution and delivery of a general release of claims.

Severance and Change-in-Control Arrangements

Each of Messrs. Clayton, Breen, and Testa, and Ms. Kelley entered into a Change of Control Retention and Severance Agreement dated November 1, 2005 which provide, generally, that if, within one year subsequent to a change in control of Jamba Juice Company, the employment of the executive is terminated, other than for cause, or if the executive terminates employment as a result of a ‘‘constructive’’ termination (defined in the agreements to include, for example, a diminution of duties and responsibilities or benefits), the executive will be entitled to receive a severance payment consisting of the executive’s base salary for one year. Ms. Lombard entered into a letter agreement dated January 29, 2004 which provides, in general, that if she is terminated other than for cause, she will be entitled to receive a severance payment consisting of her base salary for one year. Ms. Lombard left her position with Jamba Juice Company, effective June 21, 2006. Jamba Juice Company and Ms. Lombard have agreed to the terms of her separation from Jamba Juice Company which include severance in accordance with the terms of the letter agreement, vesting of certain stock options and the payment of an earned but unpaid bonus.

Each of Messrs. Clayton and Breen entered into an Acceleration of Stock Option Vesting Agreement, dated November 1, 2005, which provides, generally, for the full acceleration of vesting of shares covered by outstanding options held in the event of a change of control of Jamba Juice Company. Each of Mr. Testa, Ms. Kelley, and Ms. Lombard entered into an Acceleration of Stock Option Vesting Agreement, dated November 1, 2005, which provides, generally, for the acceleration of vesting of shares covered by outstanding options held based on length of service in the event of a change of control of Jamba Juice Company. Each of these agreements is contingent upon the execution and delivery of a general release of claims.

Jamba Juice Company Option Plans

As part of the merger and as described in this proxy statement, SACI is adopting and assuming the outstanding options under the Jamba Juice Company 1994 and 2001 Option Plans. The options being assumed will be issued pursuant to the respective plan under which they were granted. Below is a summary of the Jamba Juice Company 1994 and 2001 Option Plans.

1994 Stock Incentive Plan

The Jamba Juice Company 1994 Stock Incentive Plan was adopted by the Jamba Juice Company board of directors in 1994 and was subsequently approved by its stockholders.

The 1994 Stock Incentive Plan provided for the granting of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, to employees, officers and employee directors and the granting of nonstatutory stock options to employees, officers, directors (including non-employee directors), independent contractors and consultants. The administrator determined the term of options, which was prohibited from exceeding 10 years (five years in the case of an incentive stock option granted to a stockholder holding more than 10% of the voting shares of Jamba Juice Company).

No option may be transferred by the optionee other than by will or the laws of descent or distribution. Each option may be exercised during the lifetime of the optionee only by such optionee. Options granted under the 1994 Stock Incentive Plan generally are immediately exercisable and vest at the rate of 1/4th of the total number of shares subject to the options 12 months after the vesting commencement date, and 1/36th of the remaining number of unvested shares subject to the options each month thereafter.

Options under the 1994 Stock Incentive Plan held by an employee who ceases to be an employee of Jamba Juice Company for any reason, other than death or permanent disability, generally terminate three months from the date of such optionee’s termination of employment with Jamba Juice Company. During such three month period, the optionee may exercise any options that were exercisable on the date of termination. Options under the 1994 Stock Incentive Plan held by an employee who ceases to be an employee due to death or permanent disability generally terminate twelve months from the date of such optionee’s termination of employment.

2001 Equity Incentive Plan

The Jamba Juice Company 2001 Equity Incentive Plan was adopted by the Jamba Juice Company board of directors in 2001 and was subsequently approved by its stockholders. Jamba Juice Company ceased to issue options under the 1994 Stock Incentive Plan upon adoption of the 2001 Equity Incentive Plan.

The 2001 Equity Incentive Plan provided for the granting of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, to employees, officers and employee directors and the granting of nonstatutory stock options and stock purchase rights to employees, officers, directors (including non-employee directors), independent contractors and consultants. The administrator determined the term of options, which was prohibited from exceeding 10 years (five years in the case of an incentive stock option granted to a stockholder holding more than 10% of the voting shares of Jamba Juice Company).

No option may be transferred by the optionee other than by will or the laws of descent or distribution. Each option may be exercised during the lifetime of the optionee only by such optionee. Options granted under the 2001 Equity Incentive Plan generally are immediately exercisable and vest at the rate of 20% per year over five years from the date the option was granted, however options granted to officers, directors and consultants may provide for different vesting schedules as approved by the administrator.

Options under the 2001 Equity Incentive Plan held by an employee who ceases to be an employee of Jamba Juice Company for any reason, other than death or permanent disability, generally terminate three months from the date of such optionee’s termination of employment with Jamba Juice Company. During such three month period, the optionee may exercise any options that were exercisable on the date of termination. Options under the 2001 Equity Incentive Plan held by an employee who ceases to be an employee due to death or permanent disability generally terminate twelve months from the date of such optionee’s termination of employment in the case of permanent disability or eighteen months from the date of such optionee’s death.

As of June 27, 2006, options to purchase a total of 6,237,629 shares of common stock were outstanding under the 1994 Equity Incentive Plan and 2001 Equity Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 28, 2005, SACI issued an aggregate of 1,250,000 shares of common stock to the individuals set forth below for $25,000 in cash, at an average purchase price of approximately $0.02 per share, as follows:

Name	Number of Shares	Relationship to Services Acquisition Corp. International
Steven R. Berrard	375,000	Director, Chairman of the Board, Chief Executive Officer and President
Thomas E. Aucamp	218,750	Director, Vice President, and Secretary
Thomas C. Byrne	218,750	Director
I. Steven Edelson	218,750	Director, Vice Chairman and Vice President
Nathaniel Kramer	218,750	Director

On March 28, 2005, SACI’s board of directors authorized a stock dividend of 1.5714 shares of common stock for each outstanding share of common stock, effectively lowering the purchase price to $.0078 per share. The sole purpose for such stock dividend authorized by the board of directors was to maintain the initial stockholders’ collective ownership at 20% of our issued and outstanding shares of common stock immediately after the initial public offering.

The holders of the majority of these shares will be entitled to make up to two demands that we register these shares pursuant to a registration rights agreement previously entered into. The holders of the majority of these shares may elect to exercise these registration rights at any time after the date on which these shares of common stock are released from escrow, which, except in limited circumstances, is not before June 29, 2008. In addition, these stockholders have certain ‘‘piggy-back’’ registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. SACI will bear the expenses incurred in connection with the filing of any such registration statements.

Steven R. Berrard, SACI’s Chairman and Chief Executive Officer, and SACI’s directors I. Steven Edelson and Nathaniel Kramer advanced a total of approximately $90,000 to SACI as of June 29, 2005 to cover expenses related to the initial public offering. Of such loans, $40,000 was payable with 4% annual interest on the earlier of January 26, 2006 or the consummation of the initial public offering and $50,000 was payable with 4% annual interest on the earlier of March 28, 2006 or the consummation of the initial public offering. In addition, Mr. Edelson and Mr. Aucamp loaned SACI an aggregate of $70,000 on June 29, 2005 that was used to pay the fees of the American Stock Exchange. All of such amounts were repaid at the closing of the offering from the proceeds of the initial public offering not placed in trust.

SACI will reimburse its officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on SACI’s behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of accountable out-of-pocket expenses reimbursable by SACI, which will be reviewed only by SACI’s board or a court of competent jurisdiction if such reimbursement is challenged.

All ongoing and future transactions between SACI and any of its officers and directors or their respective affiliates, including loans by SACI’s officers and directors, will be on terms believed by SACI to be no less favorable than are available from unaffiliated third parties and such transactions or loans, including any forgiveness of loans, will require prior approval in each instance by a majority of SACI’s uninterested ‘‘independent’’ directors (to the extent we have any) or the members of SACI’s board who do not have an interest in the transaction, in either case who had access, at SACI’s expense, to SACI’s attorneys or independent legal counsel. In addition, SACI’s management will gather pricing information, estimates or fairness opinions from unaffiliated third parties with respect to similar transactions undertaken by SACI.

Advisors

In connection with the merger, SACI has agreed to pay Mr. Greg Baty a fee of $250,000 for services provided as a finder. As previously disclosed in this proxy statement, SACI obtained a fairness opinion from North Point Advisors LLC and paid North Point Advisors LLC a fee of $140,000 for such opinion. In addition, Broadband Capital Management LLC, the underwriter for SACI’s initial public offering, will be paid a placement agent fee in an amount equal to approximately $6,750,000 for its services provided in connection with the private placement financing as discussed in this proxy statement.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the common stock of SACI as of November 7, 2006, which amount includes shares of common stock which may be acquired by such persons within 60 days from November 7, 2006 by:

•	each person known by SACI to be the beneficial owner of more than 5% of its outstanding shares of common stock based solely upon the amounts and percentages as are contained in the public filings of such persons;

•	each of SACI’s officers and directors; and

•	all of SACI’s officers and directors as a group.

Unless otherwise indicated, SACI believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Common Stock
FMR Corp.(2)	1,807,300	8.6%
John A. Griffin (3)	1,490,000	7.1%
Steven R. Berrard (4)(5)	1,187,535	5.6%
Thomas E. Aucamp (5)(6)	712,493	3.3%
Thomas C. Byrne (5)(6)	712,493	3.3%
I. Steven Edelson (5) (8) (9)	712,493	3.3%
Nathaniel Kramer (5)(7)(9)	712,493	3.3%
Cris V. Branden (5)(10)(11)	178,124	*
Richard L. Handley (5)(10)(11)	178,123	*
All directors and executive officers as a group (6 individuals)	4,393,754	20.0%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is 401 East Olas Blvd, Suite 1140, Fort Lauderdale, Florida 33301.

(2)	May be deemed to be controlled by Edward C. Johnson, III and members of his family. The business address of FMR Corp. is 82 Devonshire St., Boston, MA 02109.

(3)	Includes 923,800 shares owned by Blue Ridge Capital Holdings LLC and 566,200 shares owned by Blue Ridge Capital Offshore Holdings LLC. Mr. Griffin is the Managing Member of Blue Ridge Capital Holdings LLC and Blue Ridge Capital Offshore Holdings LLC, and in that capacity directs their operations. Blue Ridge Capital Holdings LLC is the general partner of Blue Ridge Limited Partnership and has the power to direct the affairs of Blue Ridge Limited Partnership, including decisions respecting the receipt of dividends from and the proceeds from the sale of common stock. Blue Ridge Capital Offshore Holdings LLC is the general partner of Blue Ridge Offshore Master Limited Partnership and has the power to direct the affairs of Blue Ridge Offshore Master Limited Partnership, including decisions respecting the receipt of dividends from and the proceeds from the sale of common stock. The business address for this individual is 660 Madison Avenue, 20 th Floor, New York, New York 10021. The foregoing information was derived from a Schedule 13G, as filed with the Securities and Exchange Commission on February 3, 2006.

(4)	Mr. Berrard is our Chairman of the Board and Chief Executive Officer. The share amount includes warrants to purchase 250,000 shares of common stock at $6.00 per share.

(5)	Each of these individuals is a director.

(6)	Mr. Aucamp is our Vice President and Secretary. The share amount includes warrants to purchase 150,000 shares of common stock at $6.00 per share.

(7)	The share amount includes warrants to purchase 150,000 shares of common stock at $6.00 per share.

(8)	Includes 562,493 shares owned by The Edelson Family Trust, which is a trust established by Mr. Edelson for the benefit of his spouse and descendants, of which Mr. Edelson is the trustee. Mr. Edelson is our Vice Chairman and Vice President. The share amount includes warrants to purchase 150,000 shares of common stock at $6.00 per share.

(9)	The business address for this individual is c/o Mercantile Capital Partners, 1372 Shermer Road, Northbrook, Illinois 60062.

(10)	The business address for this individual is 450 East Olas Blvd, Suite 1500, Fort Lauderdale, Florida 33301.

(11)	The share amount includes warrants to purchase 37,500 shares of common stock at $6.00 per share.

Beneficial Ownership following the Merger:

Solely for illustrative purposes, the following table is designed to set forth information regarding the beneficial ownership of the common stock of SACI of each person who is anticipated to own greater than 5% of SACI’s outstanding common stock and each of SACI’s officers and directors who will act in such capacity following the merger with Jamba Juice Company immediately following the closing of the merger with Jamba Juice Company, based on the following assumptions:

•	The current ownership of the entities and individuals identified above remains unchanged, except for shares acquired as a result of certain insiders participating in the private placement as described in Proposal 2;

•	The issuance of 30,879,999 shares of common stock as a result of the private placement as described in Proposal 2; and

•	The capital structure of SACI remains unchanged such that 21,000,000 shares of common stock will continue to remain outstanding and has not increased as a result of any warrant exercises.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Common Stock
Soros Strategic Partners, L.P.(1)	2,666,667	5.1%
Tudor Related Entities (2)	9,333,334	18.0%
John Griffin (3)	4,823,333	9.3%
PCM I, LLC(4)	3,333,333	6.4%
Och Ziff Related Entities (5)	3,333,333	6.4%
Paul E. Clayton (6)	70,000	*
Donald D. Breen (6)	40,000	*
Karen Kelley (6)	27,500	*
Steven R. Berrard (7)	1,187,535	2.3%
Thomas C. Byrne (8)	712,493	1.4%
Robert Kagle (9)	3,333,333	6.4%
Craig J. Foley	66,666	*
Richard Federico	—	—
Ramon Martin-Busutil	—	—
Brian Swette	—	—

*	less then one percent

(1)	Which may be deemed to be controlled by Geoge Soros.

(2)	The Altar Rock Fund, L.P., Tudor Proprietary Trading, LLC, The Raptor Global Portfolio, LTD and the Tudor BVI Global Portfolio LTD which may be deemed to be controlled by Paul Tudor Jones.

(3)	Blue Ridge Limited Partnership and Blue Ridge Offshore Master Limited Partnership which may be deemed to be controlled by John Griffin.

(4)	Which may be deemed to be controlled by Michael Zimmerman.

(5)	Och Ziff Master Fund, LTD, Och Ziff Global Special Investment Master Fund, LP, Fleet Maritime, Inc. and GPC LVII, LLC which may be deemed to be controlled by Daniel Och.

(6)	Represents shares of restricted stock and does not include an amount of options which may be granted to such individual, as described in Proposal 3, as such options are not exercisable within 60 days of granting and does not include options which may be granted to such individuals in exchange for their options of Jamba Juice Company as such final number is not determinable at this time as the exchange ratio for the options that will be used to determine the number of options of SACI that each warrant of Jamba Juice will be exchanged for, will be calculated by using the average daily closing price of SACI common stock for the five trading days immediately preceding the closing date of the merger.

(7)	The amount includes warrants to purchase 250,000 shares of common stock which become exercisable on the later of completion of the merger or June 29, 2006.

(8)	The amount includes warrants to purchase 150,000 shares of common stock which become exercisable on the later of completion of the merger or June 29, 2006.

(9)	Includes shares of Benchmark Capital Partners IV, L.P. (2,222,222 shares) but does not include 150,000 shares of common stock which may be issued in exchange for warrants of Jamba Juice held by Mr. Kagle as such amount is not determinable at this time as the warrant exchange ratio, which will be used to determine the number of warrants of SACI that each warrant of Jamba Juice Company will be exchanged for, will be calculated by using the average daily closing price of SACI common stock for the five trading days immediately preceding the closing date of the merger. Assuming an average closing price of $10.00, Mr. Kagle's Jamba Juice Company warrants covering 150,000 shares of common stock of Jamba Juice Company would be exchanged for warrants to purchase 90,000 shares of SACI's common stock. Mr. Kagle disclaims beneficial ownership of the shares of Benchmark Capital Partners IV LP, except for his pecuniary interest therein.

All of the SACI shares of common stock outstanding prior to the effective date of its initial public offering were placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, and shall remain in escrow until the earliest of:

•	June 29, 2008;

•	SACI’s liquidation; or

•	the consummation of a liquidation, merger, stock exchange or other similar transaction which results in all of SACI’s stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to SACI consummating a business combination with a target business.

The Jamba Juice Company merger and the related financing will not have the effect of releasing shares from escrow. The certificates representing shares currently in escrow may be replaced by certificates representing the shares of the renamed entity.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities, except to their spouses and children or trusts established for their benefit, but will retain all other rights as SACI stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If SACI is unable to effect a business combination and liquidate, none of SACI’s existing stockholders owning shares of SACI’s common stock prior to its initial public offering will receive any portion of the liquidation proceeds with respect to common stock owned by them prior to the date of the prospectus.

PRICE RANGE OF SECURITIES AND DIVIDENDS

SACI

The shares of SACI common stock, warrants and units are currently quoted on the American Stock Exchange under the symbols SVI, SVI.WS and SVI.U, respectively. The closing prices per share of common stock, warrant and unit of SACI on March 10, 2006, the last trading day before the announcement of the execution of the Agreement and Plan of Merger, were $7.45, $1.20 and $8.55 (the closing price on March 9, 2006). Each unit of SACI consists of one share of SACI common stock and one redeemable common stock purchase warrant. SACI warrants became separable from SACI common stock on July 28, 2005. Each warrant entitles the holder to purchase from SACI one share of common stock at an exercise price of $6.00 commencing the later of the completion of the Jamba Juice Company merger or June 29, 2006. The SACI warrants will expire at 5:00 p.m., New York City time, on June 28, 2009, or earlier upon redemption. Prior to July 6, 2005, there was no established public trading market for our common stock.

The closing price per share of SACI common stock, warrants and units as reported on the American Stock Exchange on November 7, 2006, was $10.73, $4.75 and $15.22, respectively.

Except for the Plan, SACI does not currently have any authorized or outstanding equity compensation plans.

The following table sets forth, for the calendar quarter indicated, the quarterly high and low sales prices of our units, common stock and warrants as reported on the American Stock Exchange since our units commenced public trading on June 30, 2005 and since such common stock and warrants commenced public trading on July 28, 2005.

	American Stock Exchange
	Common Stock		Warrants		Units
	High	Low	High	Low	High	Low
2005 Second Quarter(1)	NA	NA	NA	NA	$8.05	$7.84
2005 Third Quarter(2)	$7.20	$6.99	$1.05	$0.89	$8.09	$7.84
2005 Fourth Quarter	$7.16	$7.03	$0.96	$0.73	$8.15	$7.80
2006 First Quarter	$11.84	$7.06	$5.50	$0.67	$17.16	$7.70
2006 Second Quarter	$12.87	$9.30	$6.64	$3.35	$19.25	$13.00
2006 Third Quarter	$10.77	$8.65	$4.40	$2.84	$14.60	$11.70

(1)	The figures for the second quarter 2005 are only for June 30, 2005, the date on which our units first commenced trading on the American Stock Exchange.

(2)	Our common stock and warrants commenced trading on the American Stock Exchange on July 28, 2005.

Holders

As of November 7, 2006, there was one holder of record of our units, 16 holders of record of our common stock and one holder of record of our warrants.

Dividends

We have not paid any dividends on our common stock to date and do not intend to pay dividends prior to the completion of a business combination. The payment of dividends in the future will be contingent upon our revenue and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of our then board of directors. It is the present intention of our board of directors to retain all earnings, if any, for use in our business operations and, accordingly, our board does not anticipate declaring any dividends in the foreseeable future.

Jamba Juice Company

There is no established public trading market for the shares of capital stock of Jamba Juice Company. There are currently 321 holders of the shares of Jamba Juice Company common stock and 123 holders of preferred stock (21 of which also hold shares of common stock of Jamba Juice Company). Jamba Juice Company has two authorized and outstanding equity compensation plans, the 1994 Option Plan and the 2001 Option Plan, as previously described. Upon consummation of the merger, all of the outstanding shares of capital stock of Jamba Juice Company will be held by SACI and the outstanding options of Jamba Juice Company under the 1994 Option Plan and the 2001 Option Plan will be assumed by SACI as part of the merger.

Dividends Upon Completion of the Merger

Upon completion of the merger with Jamba Juice Company, SACI does not intend to pay any dividends on its shares of common stock. Rather, it intends to reinvest any earnings back into the combined company. At this time, the combined company anticipates that it will retain any earnings and will not pay dividends in the foreseeable future. The combined company also expects that any loan or credit facilities that it enters into will limit its ability to pay dividends.

DESCRIPTION OF SECURITIES

General

SACI is currently authorized to issue 70,000,000 shares of common stock, par value $.001, and 1,000,000 shares of preferred stock, par value $.001. As of November 7, 2006, 21,000,000 shares of common stock are outstanding, held by 16 record holders. No shares of preferred stock are currently outstanding.

Units

Each unit consists of one share of common stock and one warrant, which started trading separately as of the opening of trading on July 28, 2005. Each warrant entitles the holder to purchase one share of common stock at an exercise price of $6.00 per share.

Common stock

SACI’s stockholders are entitled to one vote for each share held of record on all matters to be voted on by stockholders. In connection with the vote required for any business combination, all of SACI’s existing stockholders, including all of its officers and directors, have agreed to vote their respective shares of common stock owned by them immediately prior to SACI’s initial public offering in accordance with the majority of the votes cast by the public stockholders. This voting arrangement shall not apply to shares included in units purchased in SACI’s initial public offering or purchased following the offering in the open market by any of SACI’s initial stockholders, officers and directors. Additionally, SACI’s initial stockholders, officers and directors will vote all of their shares in any manner they determine, in their sole discretion, with respect to any other items that come before a vote of SACI’s stockholders.

SACI will proceed with a business combination only if: (i) a majority of the shares of common stock voted by the holders of the common stock issued in SACI’s initial public offering that are present in person or by proxy and entitled to vote are voted in favor of the business combination and (ii) public stockholders owning less than 20% of the shares sold in SACI’s initial public offering exercise their conversion rights discussed below.

If SACI is forced to liquidate prior to a business combination, holders of SACI’s shares of common stock purchased in its initial public offering are entitled to share ratably in the trust fund, inclusive of any interest, and any net assets remaining available for distribution to them after payment of liabilities. SACI’s initial stockholders have agreed to waive their rights to share in any distribution with respect to common stock owned by them prior to the initial public offering if SACI is forced to liquidate.

SACI’s stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that public stockholders have the right to have their shares of common stock converted to cash equal to their pro rata share of the trust fund if they vote against the business combination and the business combination is approved and completed. Public stockholders who convert their stock into their share of the trust fund still have the right to exercise the warrants that they received as part of the units.

Holders of 3,750,000 shares of common stock that were outstanding prior to SACI’s initial public offering are entitled to registration rights. The holders of the majority of these shares are entitled to make up to two demands that SACI register the resale of these shares. The holders of the majority of these shares can elect to exercise these registration rights at any time after the date on which these shares of common stock are released from escrow. In addition, these stockholders have certain ‘‘piggy-back’’ registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. SACI will bear the expenses incurred in connection with the filing of any such registration statements.

Preferred stock

SACI’s certificate of incorporation authorizes the issuance of 1,000,000 shares of blank check preferred stock with such designation, rights and preferences as may be determined from time to time by SACI’s board of directors. Accordingly, SACI’s board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock, although the underwriting agreement prohibits SACI, prior to a business combination, from issuing preferred stock which participates in any manner in the proceeds of the trust fund, or which votes as a class with the common stock on a business combination. SACI may issue some or all of the preferred stock to effect a business combination, although SACI will not issue any preferred stock in the acquisition of Jamba Juice Company. In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of SACI. Although SACI does not currently intend to issue any shares of preferred stock, SACI cannot assure you that it will not do so in the future.

Warrants

SACI currently has warrants outstanding to purchase 17,250,000 shares of SACI common stock. Each warrant entitles the registered holder to purchase one share of SACI’s common stock at a price of $6.00 per share, subject to adjustment as discussed below, at any time commencing on the later of:

•	the completion of a business combination; or

•	June 29, 2006.

The warrants will expire on June 28, 2009, at 5:00 p.m., New York City time. SACI may call the warrants for redemption, in whole and not in part, at a price of $.01 per warrant at any time after the warrants become exercisable, upon not less than 30 days’ prior written notice of redemption to each warrant holder, if, and only if, the last reported sale price of the common stock equals or exceeds $11.50 per share, for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrant holders and the weekly trading volume of SACI’s common stock has been at least 800,000 shares for each of the two calendar weeks prior to the notice of redemption.

The warrants are issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and SACI.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or SACI’s recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of common stock at a price below their respective exercise prices.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to SACI, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock or any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, SACI will, upon exercise, round up to the nearest whole number the number of shares of common stock to be issued to the warrant holder.

Unit Purchase Option

In connection with its initial public offering, SACI agreed to sell to Broadband Capital Management LLC, the underwriter in SACI’s initial public offering, for $100, an option to purchase up to a total of 750,000 units. The units issuable upon exercise of this option are identical to those offered in SACI’s initial public offering except that the warrants included in the option have an exercise price of $7.50 (125% of the exercise price of the warrants included in the units sold in the initial public offering). This option is exercisable at $10.00 per unit commencing on the later of the consummation of a business combination and June 29, 2006 and expiring June 29, 2010. The option may not be sold, transferred, assigned, pledged or hypothecated for the one-year period ending June 29, 2006. The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or SACI’s recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of common stock at a price below its exercise price.

Transfer Agent and Warrant Agent

The transfer agent for SACI’s securities and warrant agent for SACI’s warrants is Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004.

STOCKHOLDER PROPOSALS

Regardless of whether the acquisition of Jamba Juice Company is consummated, the SACI 2006 annual meeting of stockholders will be held on or about November 28, 2006, unless the date is changed by the board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the 2006 annual meeting, you need to provide it to us by no later than December 28, 2006.

WHERE YOU CAN FIND MORE INFORMATION

SACI files reports, proxy statements and other information with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934, as amended.

You may read and copy reports, proxy statements and other information filed by SACI with the Securities and Exchange Commission at the Securities and Exchange Commission public reference room located at 100 F Street, N.E., Washington, D.C. 20549.

You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

SACI files its reports, proxy statements and other information electronically with the Securities and Exchange Commission. You may access information on SACI at the Securities and Exchange Commission web site containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement, or any annex to this proxy statement, are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement.

All information contained in this proxy statement relating to SACI has been supplied by SACI, and all such information relating to Jamba Juice Company has been supplied by Jamba Juice Company. Information provided by either of SACI or Jamba Juice Company does not constitute any representation, estimate or projection of the other.

If you would like additional copies of this proxy statement, or if you have questions about the acquisition or the financing, you should contact:

Services Acquisition Corp. International
Attn: Thomas Aucamp
401 East Olas Boulevard, Suite 1140
Fort Lauderdale, Florida 33301
(954) 713-1190

INDEX TO FINANCIAL STATEMENTS

SERVICES ACQUISITION CORP. INTERNATIONAL
(a corporation in the development stage)

Page
Balance Sheets as of June 30, 2006 and December 31, 2005 as restated	F-2
Statement of Operations for the periods three and six months ended June 30, 2006 and 2005, respectively, and from January 6, 2005 (inception) to June 30, 2006	F-3
Statement of Cash Flows for the three and six months ended June 30, 2006 and 2005, respectively, and from January 6, 2005 (inception) to June 30, 2006	F-4
Notes	F-5 - F-10
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-11
Balance Sheet as of December 31, 2005, as restated	F-12
Statement of Operations for the period from January 6, 2005 (inception) to December 31, 2005, as restated	F-13
Statement of Stockholders’ Equity for the period from January 6, 2005 (inception) to December 31, 2005, as restated	F-14
Statement of Cash Flows for the period from January 6, 2005 (inception) to December 31, 2005, as restated	F-15
Notes to Financial Statements	F-16 - F-24

JAMBA JUICE COMPANY AND SUBSIDIARY

Page
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-25
CONSOLIDATED FINANCIAL STATEMENTS FOR THE FISCAL YEARS ENDED JUNE 27, 2006, JUNE 28, 2005 (AS RESTATED), AND JUNE 29, 2004 (AS RESTATED);
Balance Sheets	F-26
Consolidated Statements of Income	F-27
Consolidated Statements of Common Stockholders’ Deficit	F-28
Consolidated Statements of Cash Flows	F-29
Notes to Consolidated Financial Statements	F-30 - F-48
JJC FLORIDA, LLC
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS	F-51
FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 13, 2005	F-52
UNAUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEARS ENDED DECEMBER 28, 2004 AND DECEMBER 23, 2003	F-56

SERVICES ACQUISITION CORP. INTERNATIONAL AND SUBSIDIARY
(a corporation in the development stage)

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2006	December 31, 2005
	(unaudited)	(As Restated)
ASSETS
Current assets
Cash	$302,207	$976,915
Prepaid expenses and other assets	47,534	56,772
Total current assets	349,741	1,033,687
Other assets
Cash held in trust	130,131,537	128,174,091
Deferred transaction costs	1,566,138
Total assets	$132,047,416	$129,207,778
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$471,900	$54,919
Accrued expenses	945,804	114,933
Derivative liabilities	69,765,000	13,987,103
Total current liabilities	71,182,704	14,156,955
Common stock, subject to possible redemption, 3,448,275 shares at redemption value	25,241,373	25,241,373
Stockholders’ equity
Preferred stock, $.001 par value, authorized 1,000,000 shares; none issued
Common stock, $.001 par value, authorized 70,000,000 shares; issued and outstanding 21,000,000 shares (which includes the 3,448,275 shares subject to possible redemption)	21,000	21,000
Paid-in capital in excess of par	86,492,551	86,492,551
Equity accumulated during the development stage	(50,890,212)	3,295,899
Total stockholders’ equity	35,623,339	89,809,450
Total liabilities and stockholders’ equity	$132,047,416	$129,207,778

See accompanying notes to financial statements.

SERVICES ACQUISITION CORP. INTERNATIONAL AND SUBSIDIARY
(a corporation in the development stage)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three months ended June 30,		Six Months ended June 30, 2006	From inception to June 30, 2005	From inception to June 30, 2006
	2006	2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Interest and dividend income	$1,070,398	$—	$1,971,184	$—	$3,425,275
Gain (loss) from derivative liabilities	4,207,500	—	(55,777,897)	—	(53,653,277)
Formation and operating costs	107,849	966	281,661	966	478,275
Interest expense	—	1,103	—	1,103	1,265
Income (loss) before taxes	5,170,049	(2,069)	(54,088,374)	(2,069)	(50,707,542)
Provision for income taxes	58,357	—	97,737		182,670
Net income (loss)	$5,111,692	$(2,069)	$(54,186,111)	$(2,069)	$(50,890,212)
Weighted average shares outstanding:
Basic	21,000,000	3,750,000	21,000,000	3,532,897	15,636,647
Diluted	28,951,657	3,750,000	21,000,000	3,532,897	15,636,647
Net income (loss) per share, basic	$0.24	$(0.00)	$(2.58)	$(0.00)	$(3.25)
Net income (loss) per share, diluted	$0.18	$(0.00)	$(2.58)	$(0.00)	$(3.25)

See accompanying notes to financial statements.

SERVICES ACQUISITION CORP. INTERNATIONAL AND SUBSIDIARY
(a corporation in the development stage)

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six months ended June 30, 2006	From inception to June 30, 2005	From inception to June 30, 2006
	(unaudited)	(unaudited, As Restated)	(unaudited, As Restated)
Cash flows from operating activities
Net loss	$(54,186,111)	$(2,069)	$(50,890,212)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Derivative liabilities	55,777,897	—	53,653,277
Increase (decrease) in cash attributable to change in
Deferred transaction costs	(1,566,138)	—	(1,566,138)
Prepaid expenses	9,238	—	(47,534)
Accounts payable and accrued expenses	1,247,852	1,103	1,417,704
Net cash provided by (used in) operating activities	1,282,738	(966)	2,567,097
Cash flows from financing activities
Proceeds from note payable, stockholders	—	160,000	160,000
Payment of note payable, stockholders	—	—	(160,000)
Proceeds from sale of stock	—	29,179	29,179
Gross proceeds of public offering	—	—	120,000,000
Payments of costs of public offering	—	(176,734)	(9,082,632)
Gross proceeds of over-allotment option offering	—	—	18,000,000
Payments of costs of over-allotment option offering	—	—	(1,080,000)
Proceeds from issuance of option	—	—	100
Net cash provided by financing activities	—	12,445	127,866,647
Net cash used in investing activity, cash held in trust	(1,957,446)	—	(130,131,537)
Net (decrease) increase in cash	(674,708)	11,479	302,207
Cash, beginning of period	976,915	—	—
Cash, end of period	$302,207	$11,479	$302,207
Supplemental schedule of non-cash financing activities:
Accrual of offering costs	$1,173,793	73,750	$1,173,793

See accompanying notes to financial statements.

SERVICES ACQUISITION CORP. INTERNATIONAL AND SUBSIDIARY

Notes to Unaudited Condensed Consolidated Financial Statements

The unaudited condensed consolidated financial statements include the accounts of Services Acquisition Corp. International and its wholly owned subsidiary, JJC Acquisition Company, collectively (the ‘‘Company’’). The unaudited condensed consolidated financial statements for the three and six months ended June 30, 2006 and for the period from January 6, 2005 (inception) to June 30, 2005 and 2006, respectively, included herein have been prepared in accordance with the instructions for Form 10-Q under the Securities Exchange Act of 1934, as amended, and Article 10 of Regulation S-X under the Securities Act of 1933, as amended. Certain information and footnote disclosures normally included in financial statements prepared in conformity with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations relating to interim financial statements.

In the opinion of management, the accompanying unaudited condensed consolidated financial statements contain all material adjustments necessary to present fairly the Company’s financial position as of June 30, 2006 and the results of its operations for the three and six months ended June 30, 2006, and for the period from January 6, 2005 (inception) to June 30, 2006 and 2005, respectively and cash flows for the six months ended June 30, 2006, and for the period from January 6, 2005 (inception) to June 30, 2005 and 2006, respectively. The results of operations for the three months ended June 30, 2006 and 2005, the six months ended June 30, 2006 and for the period from January 6, 2005 (inception) to June 30, 2005, are unaudited and are not necessarily indicative of the results to be expected for the full year. The unaudited condensed consolidated financial statements included herein should be read in conjunction with the financial statements and related footnotes included in the Company’s 2005 Form 10-K/A. The results of operations for the six months ended June 30, 2006, are not necessarily indicative of the results to be expected for the full year. Certain financial information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted.

1.       Nature of operations and summary of significant accounting policies

The Company was incorporated in Delaware on January 6, 2005 as a blank check company whose objective is to acquire through a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business. The Company selected December 31 as its fiscal year end. On March 9, 2006, Services Acquisition Corp. International incorporated a wholly-owned subsidiary, JJ Acquisition Company (‘‘JJC’’). As of June 30, 2006, there are no assets or liabilities and there was no activity for JJC.

The registration statement for the Company’s initial public offering (the ‘‘Offering’’) was declared effective June 29, 2005. The Company consummated the offering on July 6, 2005 and received net proceeds of approximately $110,917,000 and executed the over-allotment option offering on July 7, 2005 and received net proceeds of approximately $16,920,000. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with an operating company. As used herein, a ‘‘target business’’ shall include an operating business that provides services and a ‘‘business combination’’ shall mean the acquisition by the Company of such a target business.

The Company’s efforts in identifying a prospective business target are not limited to a particular industry, although management intends to focus on high margin service businesses with recurring revenue. The success and ongoing profitability of such business will not necessarily be predicated on continually generating new revenue, but rather on forging a valued bond for which switching costs may be high or alternatives of lower value. Within this context, the Company expects to seek companies displaying a number of characteristics: recurring revenues, focus on a service rather than a product, high gross margins, stable cash flow and opportunities for organic and acquisition growth.

Upon the closing of the Offering, an amount of $126,720,000 was placed in a trust account at JP Morgan Chase NY Bank maintained by Continental Stock Transfer & Trust Company to be invested until the earlier of (i) the consummation of the Company’s first business combination or (ii) the liquidation of the Company. As of June 30, 2006, the balance in the trust account is $130,131,357. The remaining proceeds are available to the Company to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the outstanding stock excluding, for this purpose, those persons who were stockholders prior to the Offering, vote against the business combination, the business combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (‘‘Initial Stockholders’’), have agreed to vote their 3,750,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (‘‘Public Stockholders’’) with respect to any business combination. After consummation of the Company’s first business combination, none of these voting safeguards will be applicable.

With respect to the first business combination, which is approved and consummated, any Public Stockholder who voted against the business combination may demand that the Company redeem his or her shares. The per share redemption price will equal the amount in the Trust Fund as of the record date for determination of stockholders entitled to vote on the business combination divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek redemption of their shares in the event of a business combination. Such Public Stockholders are entitled to receive their pro rata interest in the trust fund computed without regard to the shares held by Initial Stockholders. As of June 30, 2006, the pro rata interest in the trust fund was $7.54 per share.

The Company’s Certificate of Incorporation provides for mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a business combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering, if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including trust fund assets) will be less than the offering price per share in the Offering.

The Company formed JJC Acquisition Company (a wholly owned subsidiary), a California corporation, on March 9, 2006 for the sole purpose of the acquisition of Jamba Juice Company, as described in Note 4 below. There is no assurance that the Company will be successful consummating this business combination or in finding and consummating another business combination. Therefore, there is a risk of substantial loss to the stockholders.

Accounting for Warrants and Derivative Instruments

On July 6, 2005, the Company consummated its initial public offering of 15,000,000 units. On July 7, 2005, the Company consummated the closing of an additional 2,250,000 units that were subject to the underwriters’ over-allotment option. Each unit consists of one share of common stock and one redeemable common stock purchase warrant. Each warrant entitles the holder to purchase from the Company one share of its common stock at an exercise price of $6.00.

The Company sold to the representative of the underwriter, for $100, an option to purchase up to a total of 750,000 units. The units issuable upon exercise of this option are identical to those sold in the initial public offering, except that the warrants included in the option have an exercise price of $7.50 (125% of the exercise price of the warrants included in the units sold in the offering). This option is exercisable at $10.00 per unit commencing on the later of the consummation of a business combination and June 27, 2006 and expires on June 27, 2010.

In September 2000, the Emerging Issues Task Force issued EITF 00-19, ‘‘Accounting for Derivative Financial Instruments Indexed to and Potentially Settled in, a Company's Own Stock,’’ (‘‘EITF 00-19’’) which requires freestanding contracts that are settled in a company's own stock, including common stock warrants, to be designated as an equity instrument, asset or a liability. Under the provisions of EITF 00-19, a contract designated as an asset or a liability must be carried at fair value on a company’s balance sheet, with any changes in fair value recorded in the company’s results of operations. A contract designated as an equity instrument must be included within equity, and no fair value adjustments are required from period to period. In accordance with EITF 00-19, the 17,250,000 warrants issued to purchase common stock are separately accounted for as liabilities. The fair value of these warrants is shown on the Company’s balance sheet and the unrealized changes in the values of these derivatives are shown in the Company’s consolidated statement of operations as ‘‘Gain (loss) on derivative liabilities.’’ These warrants are freely traded on the American Stock Exchange, consequently, the fair value of these warrants is estimated as the market price of a warrant at each period end. To the extent that the market price increases or decreases, the Company’s derivative liability will also increase or decrease, impacting the Company’s consolidated statement of operations.

Fair values for exchange-traded securities and derivatives are based on quoted market prices. Where market prices are not readily available, fair values are determined using market based pricing models incorporating readily observable market data and requiring judgment and estimates. The purchase option to purchase 750,000 shares is considered an equity instrument, as the underlying shares do not need to be registered, and all other criteria to be accounted for as an equity instrument have been fulfilled. The embedded derivative, the warrant to purchase 750,000 shares for $7.50 each, follow the same accounting guidelines, as the 17,250,000 warrants discussed previously, and is considered a liability.

Statement of Financial Accounting Standard (‘‘SFAS’’) No. 133, ‘‘Accounting for Derivative Instruments and Hedging Activities,’’ as amended, requires all derivatives to be recorded on the balance sheet at fair value. Furthermore, paragraph 11(a) of SFAS No. 133 precludes contracts issued or held by a reporting entity that are both (1) indexed to its own stock and (2) classified as stockholders’ equity in its statement of financial position from being treated as derivative instruments. We have determined that the option to purchase 750,000 units, each unit consisting of one warrant and one share of common stock, is a derivative that also contains an embedded derivative. The option to purchase 750,000 shares of common stock and the warrant to purchase an additional 750,000 shares, the latter being the embedded derivative, are separately valued and accounted for on the Company’s balance sheet. While the warrant to purchase the additional 750,000 shares is indexed to the Company’s common stock, the fact that the shares underlying the warrants require future registration in accordance with the warrant agreement, requires the Company to classify these instruments as a liability in accordance with EITF 00-19, paragraph 14.

As such, the option to purchase 750,000 units is considered an equity instrument, as the underlying shares do not need to be registered, and all other criteria in EITF 00-19 required for the instrument to be accounted for as an equity instrument have been fulfilled. The embedded derivative which is the warrant to purchase 750,000 shares for $7.50 each, follows the same accounting guidelines as the 17,250,000 warrants disclosed in our 10-K/A and is considered a liability. These derivative liabilities have been, and will continue to be adjusted to fair value in our quarterly filings.

The Company performed a valuation of the option to purchase 750,000 units, and then allocated its fair value to its two components, the underlying 750,000 shares and the embedded warrant to purchase an additional 750,000 shares. The fair value at inception was calculated at $894,909, or $1.19 per unit, of which $653,186 was allocated to the purchase option of 750,000 shares and $241,723 was allocated to the warrants to purchase an additional 750,000 shares, according to their respective fair values.

The Company uses the Black Scholes Pricing Model to determine fair values of the purchase option and the embedded derivative. Valuations derived from this model are subject to ongoing internal and external verification and review. The model uses market-sourced inputs such as interest rates, market prices and volatilities. Selection of these inputs involves management’s judgment and may impact net income.

In particular, the Company uses volatility rates based upon a sample of comparable companies in its industry, special purpose acquisition corporations. At the time a company to be acquired has been identified and agreements to acquire are in place, the volatility rates will be based on comparable companies to the acquired company. The Company uses a risk-free interest rate, which is the rate on U. S. Treasury instruments, for a security with a maturity that approximates the estimated remaining contractual life of the derivative. The volatility factor used in Black Scholes has a significant effect on the resulting valuation of the derivative liabilities on the Company’s balance sheet. The volatility index used in the calculations was derived from the volatility in the daily prices of comparable companies during the period of time equal in length to the term of the option through the balance sheet date. The volatility indexes used for the calculations in 2006 were between 44.0% and 53.7%, however, since the resulting valuation was lower than the relative fair value, SACI used the relative fair value. The Company uses the difference between the closing market price of its common stock and the exercise price of the derivative at the end of a quarter when a derivative is valued at relative fair value. The Company’s stock price and volatility estimates will likely change in the future, and will therefore affect the derivative liabilities recorded. To the extent that the Company’s stock price increases or decreases, its derivative liabilities will also increase or decrease, absent any change in volatility rates and risk-free interest rates.

Income per Common Share

Basic earnings-per-share is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding during the period, increased to include the number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued, by application of the treasury stock method. During the six months ended June 30, 2006, the dilutive potential common shares were not included in the computation of diluted loss per share, because the inclusion of convertible warrants would be anti-dilutive or because the exercise prices were greater than the average market prices of the common shares. The dilutive impact of 6,830,604 shares and 3,699,376 shares from the 18,000,000 warrants outstanding with exercise prices ranging from $6.00 to $10.00 were not included in the computation of diluted loss per share in the six months ended June 30, 2006 and period from inception to June 30, 2006 and 2005, respectively, since their inclusion would be antidilutive.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company complies with SFAS 109, ‘‘Accounting for Income Taxes,’’ which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax basis of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Principles of Consolidation

The consolidated financial statements include the accounts of Services Acquisition Corp. International and its wholly owned subsidiary. All significant intercompany transactions and balances have been eliminated in consolidation.

2.       Deferred transaction costs

Deferred transaction costs consist principally of accounting fees, legal fees and other fees incurred through the balance sheet date that are related to the proposed private placement and the proposed acquisition discussed in Note 4. Deferred transaction costs related to the proposed acquisition will be charged to expense if the acquisition is not consummated or included in the allocation of purchase price should the transaction be consummated.

3.       Commitments and contingencies

The Company has agreed to pay up to $7,500 a month in total for office space and general and administrative expense to a related entity and two stockholders. Upon completion of a business combination or liquidation, the Company will no longer be required to pay these monthly fees. The monthly fee commenced on July 6, 2005.

The Company sold an option to purchase up to a total of 750,000 units to the representative of the underwriter for $100. The units issuable upon exercise of this option are identical to those offered by the Company in the Offering except that the warrants included in the option have an exercise price of $7.50 (125% of the exercise price of the warrants included in the units sold in the offering). This option is exercisable at $10.00 per unit commencing on the later of the consummation of a business combination and one year from the date of the Offering and expiring five years from the date of the Offering. The option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period following the date of the S-1 filing, or not before June 27, 2006. However, the option may be transferred to any underwriter and selected dealer participating in the Offering and their bona fide officers or partners.

The Company engaged Broadband Capital Management LLC to act as the representative of the underwriters, on a non-exclusive basis, as our agent for the solicitation of the exercise of the warrants. To the extent not inconsistent with the guidelines of the NASD and the rules and regulations of the Securities and Exchange Commission, the Company has agreed to pay the representative for bona fide services rendered a commission equal to 5% of the exercise price for each warrant exercised after June 29, 2006 if the exercise was solicited by the underwriters. In addition to soliciting, either orally or in writing, the exercise of the warrants, the representative’s services may also include disseminating information, either orally or in writing, to warrant holders about us or the market for our securities, and assisting in the processing of the exercise of the warrants. No compensation will be paid to the representative upon the exercise of the warrants if:

•	the market price of the underlying shares of common stock is lower than the exercise price;

•	the holder of the warrants has not confirmed in writing that the underwriters solicited the exercise;

•	warrants are held in a discretionary account;

•	the warrants are exercised in an unsolicited transaction; or

•	the arrangement to pay the commission is not disclosed in the prospectus provided to warrant holders at the time of exercise.

4.       Proposed Acquisition

On March 10, 2006, the Company entered into an Agreement and Plan of Merger (‘‘Merger Agreement’’) with JJC Acquisition Company (‘‘JJC’’), a wholly-owned California corporate subsidiary of the Company, and Jamba Juice Company, a California corporation (‘‘Jamba Juice’’), pursuant to which JJC will merge into Jamba Juice and Jamba Juice will become a wholly-owned subsidiary of the Company. Following completion of the merger, it is anticipated that the Company will change its name to Jamba, Inc. Because the Company will have no other operating business following the merger, Jamba Juice will effectively become a public company at the conclusion of the merger. Jamba Juice is headquartered in San Francisco, California. Jamba Juice as of April 4, 2006 has 325 company owned locations and 213 franchise locations operating in 24 states, the District of Columbia and the Bahamas.

The Merger Agreement provides that at the closing of the merger, the Jamba Juice stockholders, subject to certain holdbacks and less (i) $16,000,000 for the assumption by the Company of Jamba

Juice’s line of credit and (ii) all third-party expenses incurred by Jamba Juice in connection with the merger, including without limitation, all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties incurred by Jamba Juice in connection with the negotiation and completion of the Merger Agreement and the transactions contemplated thereby, will be paid an aggregate of $265,000,000, in cash, for all of the outstanding capital stock of Jamba Juice and the value of all shares of Jamba Juice capital stock issuable upon exercise of all ‘‘in-the-money’’ vested and unvested options and warrants of Jamba Juice, subject to the option holders and warrant holders, in certain instances, having the right to exchange their respective options and warrants into options and warrants of the Company, as further described below. A portion of the purchase price will be funded with cash currently being held in the trust fund established in connection with the Company’s initial public offering and the balance of the purchase price will be funded from the proceeds of a private placement financing, as discussed herein, that is expected to be completed simultaneously with the merger with Jamba Juice.

Also, as part of a private placement financing, on March 10, 2006 and March 15, 2006, the Company entered into Securities Purchase Agreements and Registration Rights Agreements, with prospective investors (including certain current Jamba Juice stockholders and board members) that collectively provide for the issuance, simultaneously with the closing of the merger, of approximately 30.9 million shares of the Company common stock, at a per share purchase price of $7.50, resulting in aggregate gross proceeds to the Company of approximately $231.6 million, which funds will be used to fund the merger consideration as well as additional working and expansion capital.

If the acquisition is not consummated, the $1,566,138 of deferred transaction costs, classified on the balance sheet as other assets, will be immediately expensed.

5.       Liquidity

The Company’s current cash position is approximately $300,000. The Company currently has outstanding payables, accrued expenses and liabilities of approximately $1.4 million. The Company’s short term liabilities exceed our available cash position by approximately $1.1 million.

In the event the business combination is not consummated within the agreed upon time period, the Company does not believe it will have sufficient available funds outside of the trust fund to operate through July 6, 2007. The Company has incurred approximately $1.2 million in expenses for legal, accounting and other expenses attendant to the due diligence investigations, structuring and negotiating of the business combination. The Company believes that it will likely be forced to liquidate should the business combination with Jamba Juice not be consummated.

6.       Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences, as may be determined from time to time by the Board of Directors.

7.       Subsequent events

On August 2, 2006, the Company entered into an amendment with Jamba Juice Company, a California corporation, to the previously announced Agreement and Plan of Merger (‘‘Agreement’’) among SACI, JJC Acquisition Company, a California corporation and a wholly-owned subsidiary of SACI and Jamba Juice Company dated as of March 10, 2006. The Agreement was amended such that the Agreement may be terminated by either SACI or Jamba Juice Company if the closing shall not have occurred by September 15, 2006.

In addition, in August 2006, SACI entered into amendments to the previously announced Securities Purchase Agreements dated as of March 10, 2006 and March 15, 2006, respectively. The Securities Purchase Agreements were amended such that the date by which the purchasers thereunder may terminate the agreements was extended until September 15, 2006.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Services Acquisition Corp. International

We have audited the accompanying balance sheet of Services Acquisition Corp. International (a corporation in the development stage) as of December 31, 2005 and the related statements of operations, stockholders’ equity, and cash flows for the period from January 6, 2005 (inception) to December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Services Acquisition Corp. International (a corporation in the development stage) as of December 31, 2005, and the results of its operations and its cash flows for the period from January 6, 2005 (inception) to December 31, 2005, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the accompanying financial statements, the Company has restated its financial statements to reflect additional non-operating gains and losses related to the classification of and accounting for: (1) the warrants to purchase common stock associated with the units sold at the initial public offering of the Company and (2) warrants to purchase common stock embedded in an option to purchase units consisting of one share and one warrant to purchase one additional share, issued to Broadband Capital in connection with the initial public offering.

/s/ Rothstein, Kass & Company, P.C.
Roseland, New Jersey
March 23, 2006, except for notes 1, 2, 5 and 6 which are dated July 27, 2006

SERVICES ACQUISITION CORP. INTERNATIONAL
(a corporation in the development stage)
BALANCE SHEET
December 31, 2005 (As Restated)

ASSETS
Current assets
Cash	$976,915
Prepaid expenses	56,772
Total current assets	1,033,687
Other assets
Cash held in trust	128,174,091
Total assets	$129,207,778
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$1,234
Accrued accounting	30,000
Accrued franchise taxes	53,685
Income taxes payable	84,933
Derivative liabilities	13,987,103
Total current liabilities	14,156,955
Common stock, subject to possible redemption, 3,448,275 shares at redemption value	25,241,373
Stockholders’ equity
Preferred stock, $.001 par value, authorized 1,000,000 shares; none issued
Common stock, $.001 par value, authorized 70,000,000 shares; issued and outstanding 21,000,000 shares (which includes the 3,448,275 shares subject to possible redemption)	21,000
Additional Paid-in Capital	86,492,551
Equity accumulated during the development stage	3,295,899
Total stockholders’ equity	89,809,450
Total liabilities and stockholders’ equity	$129,207,778

See accompanying notes to financial statements.

SERVICES ACQUISITION CORP. INTERNATIONAL
(a corporation in the development stage)
STATEMENT OF OPERATIONS, AS RESTATED

For the Period January 6, 2005 (inception) to December 31, 2005
As Restated
Interest income	$1,454,091
Gain on derivative liabilities	2,124,620
Formation and operating costs	196,614
Interest expense	1,265
Net income before income taxes	3,380,832
Provision for state income taxes	84,933
Net income	$3,295,899
Basic weighted average shares outstanding	11,777,489
Basic earnings per share	$0.28
Diluted weighted average shares outstanding	13,049,709
Diluted earnings per share	$0.25

See accompanying notes to financial statements.

SERVICES ACQUISITION CORP. INTERNATIONAL
(a corporation in the development stage)
Statement of Stockholders’ Equity
For period from January 6, 2005 (inception) to December 31, 2005, As Restated

	Common Stock		Additional Paid-in Capital	Equity Accumulated During the Development Stage	Stockholders’ Equity
	Shares	Amount
				As Restated	As Restated
Balance January 6, 2005 (inception)	—	$—	$—	$—	$—
Common shares issued	3,750,000	3,750	25,429		29,179
Sale of 15,000,000 shares, net of underwriters’ discount and offering expenses (including 2,998,500 shares subject to possible redemption)	15,000,000	15,000	110,902,368		110,917,368
Sale of 2,250,000 shares through the over-allotment option offering, net of underwriters’ discount (including 449,775 shares subject to possible redemption)	2,250,000	2,250	16,917,750		16,920,000
Proceeds subject to possible redemption (3,448,275 shares)			(25,241,373)		(25,241,373)
Reclassification to derivative liabilities (warrants) for part of proceeds from the sale of shares			(16,111,723)		(16,111,723)
Proceeds from issuance of option			100		100
Net income				3,295,899	3,295,899
Balances, at December 31, 2005	21,000,000	$21,000	$86,492,551	$3,295,899	$89,809,450

See accompanying notes to financial statements.

SERVICES ACQUISITION CORP. INTERNATIONAL
(a corporation in the development stage)

STATEMENT OF CASH FLOWS
For period from January 6, 2005 (inception) to December 31, 2005 (As Restated)

Cash flows from operating activities	(As Restated)
Net income	$3,295,899
Increase (decrease) in cash attributable to change in
Prepaid expenses	(56,772)
Accounts payable	1,234
Accrued accounting	30,000
Accrued franchise tax	53,685
Income taxes payable	84,933
Derivative liabilities	(2,124,620)
Net cash provided by operating activities	1,284,359
Cash flows from financing activities
Proceeds from notes payable, stockholders	160,000
Payment of notes payable, stockholders	(160,000)
Proceeds from sale of stock	29,179
Gross proceeds of public offering	120,000,000
Payments of costs of public offering	(9,082,632)
Gross proceeds of over-allotment option offering	18,000,000
Payments of costs of over-allotment option offering	(1,080,000)
Proceeds from issuance of option	100
Net cash provided by financing activities	127,866,647
Net cash used in investing activity
cash held in trust	(128,174,091)
Net increase in cash	976,915
Cash, beginning of period	—
Cash, end of period	$976,915

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1.    Nature of operations and summary of significant accounting policies

Nature of Operations

Services Acquisition Corp. International (the ‘‘Company’’) was incorporated in Delaware on January 6, 2005 as a blank check company whose objective is to acquire through a merger, capital stock exchange, asset acquisition or other similar business combination a currently unidentified operating business. The Company has selected December 31 as its fiscal year-end.

The registration statement for the Company’s initial public offering (the ‘‘Offering’’) was declared effective June 29, 2005. The Company consummated the offering on July 6, 2005 and received net proceeds of approximately $110,917,368 and executed the over-allotment option offering on July  7, 2005 and received net proceeds of approximately $16,920,000. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with an operating company. As used herein, a ‘‘target business’’ shall include an operating business that provides services and a ‘‘business combination’’ shall mean the acquisition by the Company of such a target business.

The Company’s efforts in identifying a prospective business target are not limited to a particular industry, although management intends to focus on high margin service businesses with recurring revenue. The success and ongoing profitability of such business will not necessarily be predicated on continually generating new revenue, but rather on forging a valued bond for which switching costs may be high or alternatives of lower value. Within this context, the Company expects to seek companies displaying a number of characteristics: recurring revenue, focus on a service rather than a product, high gross margins, stable cash flow and opportunities for organic and acquisition growth.

Upon the closing of the Company’s offering, $126,720,000 was placed in a trust account at JP Morgan Chase NY Bank maintained by Continental Stock Transfer & Trust Company to be invested until the earlier of (i) the consummation of the Company’s first business combination or (ii) the liquidation of the Company. As of December 31, 2005, the balance in the trust account was $128,174,091. The remaining proceeds are available to the Company to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the outstanding stock excluding, for this purpose, those persons who were stockholders prior to the Offering, vote against the business combination, the business combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (‘‘Initial Stockholders’’), have agreed to vote their 3,750,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (‘‘Public Stockholders’’) with respect to any business combination. After consummation of the Company’s first business combination, all of these voting safeguards will no longer be applicable.

With respect to the first business combination, which is approved and consummated, any Public Stockholder who voted against the business combination may demand that the Company redeem his or her shares. The per share redemption price will equal the amount in the Trust Fund as of the record date for determination of stockholders entitled to vote on the business combination divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek redemption of their shares in the event of a business combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Fund computed without regard to the shares held by Initial Stockholders. Accordingly the Company has set up a liability on the balance sheet for the possible redemption of 3,448,275 shares of common stock in the amount of $25,241,373.

The Company’s Certificate of Incorporation provides for mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a business combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Offering discussed in Note 3.)

Cash Equivalents

The Company considers all highly liquid money market investments to be cash equivalents.

Common Stock

In March 2005, the Board of Directors of the Company approved a stock dividend of 1.5714 shares of common stock for each outstanding share of common stock to all shareholders of record on March 28, 2005. The sole purpose for such dividend was to maintain the existing shareholders’ collective ownership at 20% of issued and outstanding shares immediately after the Company’s initial offering of 15.0 million units at $8.00 per unit. Subsequent to the initial offering, the underwriters exercised their over-allotment option of 2.25 million units effectively lowering the founder’s ownership to approximately 17.86%. All transactions and disclosures in the financial statements, related to the Company’s common stock, have been adjusted to reflect the results of the stock dividend.

Income Per Common Share

The Company complies with SFAS No. 128, ‘‘Earnings Per Share’’ which requires dual presentation of basic and diluted income per share for all periods presented. Basic income per share excludes dilution and is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted income per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then share in the income of the Company.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company complies with SFAS No. 109, ‘‘Accounting for Income Taxes,’’ which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Accounting for Warrants and Derivative Instruments

On July 6, 2005, the Company consummated its initial public offering of 15,000,000 units. On July 7, 2005, the Company consummated the closing of an additional 2,250,000 units that were subject to the underwriters’ over-allotment option. Each unit consists of one share of common stock and one redeemable common stock purchase warrant. Each warrant entitles the holder to purchase from the Company one share of its common stock at an exercise price of $6.00.

The Company sold to the representative of the underwriter, for $100, an option to purchase up to a total of 750,000 units. The units issuable upon exercise of this option are identical to those sold in the initial public offering, except that the warrants included in the option have an exercise price of $7.50 (125% of the exercise price of the warrants included in the units sold in the offering). This option is exercisable at $10.00 per unit commencing on the later of the consummation of a business combination and June 27, 2006 and expires on June 27, 2010.

In September 2000, the Emerging Issues Task Force issued EITF 00-19, ‘‘Accounting for Derivative Financial Instruments Indexed to and Potentially Settled in, a Company's Own Stock,’’ (‘‘EITF 00-19’’) which requires freestanding contracts that are settled in a company's own stock, including common stock warrants, to be designated as an equity instrument, asset or a liability. Under the provisions of EITF 00-19, a contract designated as an asset or a liability must be carried at fair value on a company's balance sheet, with any changes in fair value recorded in the company's results of operations. A contract designated as an equity instrument must be included within equity, and no fair value adjustments are required from period to period. In accordance with EITF 00-19, the 17,250,000 warrants issued to purchase common stock are separately accounted for as liabilities. The fair value of these warrants is shown on the Company's balance sheet and the unrealized changes in the values of these derivatives are shown in the Company's consolidated statement of operations as ‘‘Gain (loss) on derivative liabilities.’’ These warrants are freely traded on the American Stock Exchange, consequently the fair value of these warrants are estimated as the market price of a warrant at each period end. To the extent that the market price increases or decreases, the Company's derivative liability will also increase or decrease, including the effect on the Company's consolidated statement of operations.

Fair values for exchange-traded securities and derivatives are based on quoted market prices. Where market prices are not readily available, fair values are determined using market based pricing models incorporating readily observable market data and requiring judgment and estimates. The purchase option to purchase 750,000 shares is considered an equity instrument, as the underlying shares do not need to be registered, and all other criteria to be accounted for as an equity instrument have been fulfilled. The embedded derivative, the warrant to purchase 750,000 shares for $7.50 each, follow the same accounting guidelines, as the 17,250,000 warrants discussed previously, and is considered a liability.

Statement of Financial Accounting Standard (‘‘SFAS’’) No. 133, ‘‘Accounting for Derivative Instruments and Hedging Activities,’’ as amended, requires all derivatives to be recorded on the balance sheet at fair value. Furthermore, paragraph 11(a) of SFAS No. 133 precludes contracts issued or held by a reporting entity that are both (1) indexed to its own stock and (2) classified as stockholders' equity in its statement of financial position from being treated as derivative instruments. The Company has determined that the option to purchase 750,000 units, each unit consisting of one warrant and one share of common stock, is a derivative that also contains an embedded derivative. The option to purchase 750,000 shares of common stock and the warrant to purchase an additional 750,000 shares, the latter being the embedded derivative, are separately valued and accounted for on the Company’s balance sheet. While the warrant to purchase the additional 750,000 shares is indexed to the Company's common stock, the fact that the shares underlying the warrants require future registration in accordance with the warrant agreement, requires the Company to classify these instruments as a liability in accordance with EITF 00-19, paragraph 14.

As such, the option to purchase 750,000 units is considered an equity instrument, as the underlying shares do not need to be registered, and all other criteria in EITF 00-19 required for the instrument to be accounted for as an equity instrument have been fulfilled. The embedded derivative which is the warrant to purchase 750,000 shares for $7.50 each, follows the same accounting guidelines as the 17,250,000 warrants disclosed in our 10-K/A and is considered a liability. These derivative liabilities have been, and will continue to be adjusted to fair value in our quarterly filings.

The Company performed a valuation of the option to purchase 750,000 units, and then allocated its fair value to its two components, the underlying 750,000 shares and the embedded warrant to purchase an additional 750,000 shares. The fair value of inception was calculated to be $894,909 or

$1.19 per unit, of which $653,186 was allocated to the purchase option of 750,000 shares and $241,723 was allocated to the warrants to purchase an additional 750,000 shares according to their respective fair values.

The pricing model the Company uses for determining fair values of the purchase option and the embedded derivative is the Black Scholes Pricing Model. Valuations derived from this model are subject to ongoing internal and external verification and review. The model uses market-sourced inputs such as interest rates, market prices and volatilities. Selection of these inputs involves management's judgment and may impact net income.

In particular, the Company uses volatility rates based upon a sample of comparable companies in its industry, special purpose acquisition corporations. At the time a company to be acquired has been identified and agreements to acquire are in place, the volatility rates will be based on comparable companies to the acquired company. The Company uses a risk-free interest rate, which is the rate on U. S. Treasury instruments, for a security with a maturity that approximates the estimated remaining contractual life of the derivative. The volatility factor used in Black-Scholes has a significant effect on the resulting valuation of the derivative liabilities on the Company's balance sheet. The volatility index used in the calculations was derived from the volatility in the daily prices of comparable companies during the period of time equal in length to the term of the option through the balance sheet date. The volatility indexes used for the calculations in 2005 were between 38.9% and 49.5%. The Company uses the difference between the closing market price of its common stock and the exercise price of the derivative at the end of a quarter when a derivative is valued at relative fair value. The Company's stock price and volatility estimates will likely change in the future, and will therefore affect the derivative liabilities recorded. To the extent that the Company's stock price increases or decreases, the Company's derivative liability will also increase or decrease, absent any change in volatility rates and risk-free interest rates.

Recently Issued Accounting Standards

In December 2004, the Financial Accounting Standards Board (‘‘FASB’’) issued SFAS No. 123(R), ‘‘Accounting for Stock-Based Compensation (Revised).’’ SFAS 123(R) supersedes APB No.  25 and its related implementation guidance. SFAS No. 123(R) establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. SFAS No. 123(R) focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS No. 123(R) requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award the requisite service period (usually the vesting period). No compensation costs are recognized for equity instruments for which employees do not render the requisite service. The grant-date fair value of employee share options and similar instruments will be estimated using option-pricing models adjusted for the unique characteristics of those instruments (unless observable market prices for the same or similar instruments are available). If an equity award is modified after the grant date, incremental compensation cost will be recognized in an amount equal to the excess of the fair value of the modified award over the fair value of the original award immediately before the modification. SFAS No. 123(R) is effective as of the beginning of the fiscal year that begins after June 15, 2005.

2.    Restatement and reclassifications of previously issued financial statements

Summary of Restatement Items

In August 2006, the Company concluded that it was necessary to restate its financial results for the fiscal year ended December 31, 2005 and for the interim periods ended September 30, 2005 and March 31 2006 to reflect additional non-operating gains and losses related to the classification of and accounting for: (1) the warrants to purchase common stock associated with the units sold at the initial public offering of the Company and (2) warrants to purchase common stock embedded in an option to purchase units consisting of one share and one warrant to purchase one additional share, issued to Broadband Capital in connection with the initial public offering. The Company had previously classified the value of these warrants to purchase common stock, when applicable, as equity. After further review, the Company has determined that these instruments should have been classified as derivative liabilities and therefore, the fair value of each instrument must be recorded as a derivative liability on the Company's balance sheet. Changes in the fair values of these instruments will result in adjustments to the amount of the recorded derivative liabilities and the corresponding gain or loss will be recorded in the Company's statement of operations. At the date of the conversion of each respective instrument or portion thereof (or exercise of the options or warrants or portion thereof, as the case may be), the corresponding derivative liability will be reclassified as equity.

The accompanying financial statements for the year ended December 31, 2005 have been restated to effect the changes described above. The impact of the adjustments related to the classification of and accounting for the warrants for the year ended December 31, 2005 are summarized below:

Consolidated Statement of Operations

	For the Period January 6, 2005 (inception) to December 31, 2005
	As Previously Reported	Adjustment	As Restated
Interest income	$1,454,091	$—	$1,454,091
Gain on derivative liabilities	—	2,124,620	2,124,620
Formation and operating cost	196,614		196,614
Interest expense	1,265		1,265
Income before income taxes	1,256,212	2,124,620	3,380,832
Income taxes	84,933		84,933
Net income	$1,171,279	$2,124,620	$3,295,899
Basic earnings per share	$0.10	$0.18	$0.28
Diluted earnings per share	$0.09	$0.16	$0.25
Basic weighted average shares outstanding	11,777,489		11,777,489
Diluted weighted average shares outstanding	13,049,709		13,049,709

Balance Sheet Impact

The following table sets forth the effects of the restatement adjustments on the Company's consolidated balance sheet as of December 31, 2005:

	December 31, 2005
	As Previously Reported	Adjustment	(Restated)
ASSETS
Current assets
Cash	$976,915	$—	$976,915
Prepaid expenses	56,772		56,772
Total current assets	1,033,687	—	1,033,687
Other assets
Cash held in trust	128,174,091	—	128,174,091
Total assets	$129,207,778	$—	$129,207,778
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$1,234	$—	$1,234
Accrued accounting	30,000	—	30,000
Accrued franchise taxes	53,685	—	53,685
Income taxes payable	84,933	—	84,933
Derivative liabilities	—	13,987,103	13,987,103
Total current liabilities	169,852	13,987,103	14,156,955
Common stock, subject to possible redemption, 3,448,275 shares at redemption value	25,241,373	—	25,241,373
STOCKHOLDERS' DEFICIT
Preferred stock, $.001 par value, authorized 1,000,000, none issued
Common stock, $.001 par value, authorized 70,000,000 shares; issued and outstanding 21,000,000 shares (which includes the 3,448,275 shares subject to possible redemption)	21,000	—	21,000
Additional paid in capital	102,604,274	(16,111,723)	86,492,551
Equity accumulated during the development stage	1,171,279	2,124,620	3,295,899
Total stockholders' equity	103,796,553	(13,987,103)	89,809,450
Total liabilities and stockholders' equity	$129,207,778	$—	$129,207,778

3.    Investments held in Trust

Investments held in trust as of December 31, 2005 were in cash, not cash equivalents. During 2005 the Company invested in various short-term tax free money market funds promulgated under the Investment Company Act of 1940. Dividend and interest income earned on such investments was the Company’s sole source of income during the year.

4.    Initial Public Offering

On July 6, 2005, the Company sold 15,000,000 units (‘‘Units’’) in the Offering. An additional 2,250,000 Units were issued on July 7, 2005 to cover the over-allotment granted to the underwriters. Each Unit consists of one share of the Company’s common stock, $.001 par value, and one Redeemable Common Stock Purchase Warrant (‘‘Warrant’’). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing the later of the completion of a business combination with a target business or one year from the effective date of the Offering and expiring at 5:00 PM on June 28, 2009. The Warrants will be redeemable at a price of $.01 per Warrant upon 30 days notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to date on which notice of redemption is given.

5.    Income Taxes

The components of the provision for income taxes for the year ended December 31, 2005 are as follows:

Current:
Federal	$—
State	84,933
Foreign	—
Total current	$84,933
Deferred
Federal	$—
State	—
Foreign	—
Total deferred	$—

The differences between the statutory rate and the Company’s effective income tax rate are as follows:

	2005
Federal tax benefit at the statutory rate	$(1,131,942)	(34.0%)
State income taxes, net of federal benefits	(45,600)	(1.4)
Non-taxable interest income	490,392	14.7
Non-taxable gain on derivative liabilities	704,830	21.2
Permanent differences	(6,863)	(0.5)
Change in valuation allowance	95,134	2.9
Other	(21,018)	(0.6)
Effective income tax rate	$84,933	2.6%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, together with net operating loss and tax credit carry-forwards. Significant components of the Company’s deferred tax assets and liabilities at December 31, 2005 are as follows:

2005
Deferred tax assets (liabilities):
Net operating loss carryforwards	$56,916
Organizational costs	38,218
95,134
Valuation allowance	(95,134)
Net deferred taxes	$—

The valuation allowance for deferred taxes increased by approximately $95,134 during 2005, respectively, providing a full valuation allowance against the Company’s net deferred tax assets as a result of the uncertainty as to whether the Company will acquire an operating entity and utilize these tax benefits.

6.    Derivative Liabilities

	At issuance date		At December 31, 2005
	per warrant	Total	per warrant	Total
Fair value of warrants part of initial public offering unit 17,250,000 warrants	$0.92	$15,870,000	$0.80	$13,800,000
Fair value of warrants embedded in purchase option units 750,000 warrants	$0.32	$241,723	$0.25	$187,103
Total		$16,111,723		$13,987,103

7.    Commitments and contingencies

The Company has agreed to pay up to $7,500 a month in total for office space and general and administrative expense to a related entity and two stockholders. Upon completion of a business combination or liquidation, the Company will no longer be required to pay these monthly fees. The monthly fee started on July 6, 2005.

As part of the Offering, the stockholders prior to the initial public offering agreed that after the Offering was completed and within the first twenty trading days after separate trading of the warrants has commenced, they or certain of their affiliates or designees would collectively purchase up to 1,000,000 warrants in the public marketplace at prices not to exceed $1.20 per warrant.  They further agreed that any warrants purchased by them or their affiliates or designees will not be sold or transferred until the completion of a business combination. In addition, subject to any regulatory restrictions and subsequent to the completion of the purchase of the 1,000,000 warrants described above and within the first twenty trading days after separate trading of the warrants has commenced, the representative of the underwriter, or certain of its principals, affiliates or designees has to purchase up to 500,000 warrants in the public marketplace at prices not to exceed $1.20 per warrant. The Units separated on July 28, 2005; as per the preceding sentence, the shareholders prior to the initial public offering purchased 1,000,000 warrants at an average price of $1.01375 and the underwriter or its affiliates purchased 500,000 warrants at an average price of $0.99.

The Company has sold to the representative of the underwriter, for $100, an option to purchase up to a total of 750,000 units. The units issuable upon exercise of this option are identical to those offered by this prospectus except that the warrants included in the option have an exercise price of $7.50 (125% of the exercise price of the warrants included in the units sold in the offering). This option is exercisable at $10.00 per unit commencing on the later of the consummation of a business combination and one year from the date of this prospectus and expiring four years from the date of this prospectus. The option and the 750,000 units, the 750,000 shares of common stock and the 750,000 warrants underlying such units, and the 750,000 shares of common stock underlying such warrants, have been deemed compensation by the National Association of Securities Dealers (‘‘NASD’’) and are therefore subject to a 180-day lock-up pursuant to Rule 2710(g)(1) of the NASD Conduct Rules. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following the date of this prospectus. However, the option may be transferred to any underwriter and selected dealer participating in the offering and their bona fide officers or partners.

The Company has engaged Broadband Capital Management LLC to act as the representative of the underwriters, on a non-exclusive basis, as our agent for the solicitation of the exercise of the warrants. To the extent not inconsistent with the guidelines of the NASD and the rules and regulations of the Securities and Exchange Commission, we have agreed to pay the representative for bona fide services rendered a commission equal to 5% of the exercise price for each warrant exercised after June 29, 2006 if the exercise was solicited by the underwriters. In addition to soliciting, either orally or in writing, the exercise of the warrants, the representative’s services may also include disseminating information, either orally or in writing, to warrant holders about us or the market for our securities, and assisting in the processing of the exercise of the warrants. No compensation will be paid to the representative upon the exercise of the warrants if:

•	the market price of the underlying shares of common stock is lower than the exercise price;

•	the holder of the warrants has not confirmed in writing that the underwriters solicited the exercise;

•	the warrants are held in a discretionary account;

•	the warrants are exercised in an unsolicited transaction; or

•	the arrangement to pay the commission is not disclosed in the prospectus provided to warrant holders at the time of exercise.

8.    Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences, as may be determined from time to time by the Board of Directors.

9.    Subsequent Events

On March 10, 2006, the Company, Services Acquisition Corp. International (‘‘SVI’’) and JJC Acquisition Company (‘‘JJC’’), a wholly-owned California corporate subsidiary of SVI, and Jamba Juice Company, a California corporation (‘‘Jamba Juice’’), entered into an Agreement and Plan of Merger (the ‘‘Merger Agreement’’), pursuant to which JJC will merge into Jamba Juice and Jamba Juice will become a wholly-owned subsidiary of SVI. Following completion of the merger, it is anticipated that SVI will change its name to Jamba, Inc. Because SVI will have no other operating business following the merger, Jamba Juice will effectively become a public company at the conclusion of the merger. The Board of Directors will have representation from both entities. Jamba Juice is headquartered in San Francisco, California and as of March 7, 2006 had 532 locations, 323 company-owned and 209 franchised, operating in 24 states, the District of Columbia and the Bahamas.

Under the terms of the agreement, Jamba Juice shareholders will be paid an aggregate of $265,000,000, less $16,000,000 for certain existing indebtedness and the amount of certain transaction related expenses, in cash, for all of the outstanding capital stock of Jamba Juice and the value of all shares of Jamba Juice capital stock issuable upon exercise of all ‘‘in-the-money’’ vested and unvested options and warrants of Jamba Juice, subject to the option holders and warrant holders, in certain instances, having the right to exchange their respective options and warrants into options and warrants of SVI.

To fund the transaction and provide additional capital for growth and expansion, various institutional investors have agreed to purchase 30,879,999 million shares of SVI common stock at $7.50 per share in a private placement, which will be funded at the closing of the merger. The gross proceeds from this placement, estimated at $231,600,000, will be combined with the approximately $128,174,091 of cash currently held in trust by SVI to fund the transaction and provide growth capital.

The closings of the merger and SVI financing are subject to customary closing conditions, including approval of the merger agreement by the stockholders of both Jamba Juice Company (which occurred on March 22, 2006) and SVI and the expiration of any waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 as amended. In addition, the closing is conditioned on holders of not more than 20% of the shares of SVI voting against the merger and electing to convert their SVI shares into cash, as permitted by the SVI certificate of incorporation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Jamba Juice Company and Subsidiary:

We have audited the accompanying consolidated balance sheets of Jamba Juice Company and subsidiary (the ‘‘Company’’) as of June 27, 2006 and June 28, 2005, and the related consolidated statements of income, common stockholders’ deficit, and cash flows for each of the three fiscal years in the period ended June 27, 2006. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Jamba Juice Company and subsidiary as of June 27, 2006 and June 28, 2005, and the results of their operations and their cash flows for each of the three fiscal years in the period ended June 27, 2006, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 16, the accompanying fiscal 2005 and 2004 consolidated financial statements have been restated.

/s/ Deloitte & Touche LLP

San Francisco, California
October 6, 2006

JAMBA JUICE COMPANY AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)	June 27, 2006	June 28, 2005
		(as Restated, see Note 16)
ASSETS
Current assets:
Cash and cash equivalents	$1,262	$1,368
Receivables, net of allowances of $89 and $67, respectively	2,050	1,633
Inventories	2,647	2,361
Deferred income taxes	5,909	3,512
Prepaid rent	2,295	2,085
Prepaid expenses and other current assets	719	2,042
Total current assets	14,882	13,001
Property, fixtures and equipment – net	77,272	65,412
Goodwill	2,663	2,663
Other intangible assets – net	289	396
Deferred income taxes	8,321	9,012
Other long-term assets	2,675	2,783
Total assets	$106,102	$93,267
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$9,737	$9,585
Accrued compensation and benefits	8,682	7,028
Workers’ compensation and health self-insurance reserves	3,669	2,525
Accrued store value cards	15,929	11,933
Line of credit note payable	10,800	—
Current portion of litigation settlement payable	1,120	645
Other accrued expenses	7,622	5,432
Total current liabilities	57,559	37,148
Deferred franchise revenue	432	479
Line of credit note payable	—	13,000
Litigation settlement payable	—	988
Deferred rent and other long-term liabilities	10,810	7,898
Total liabilities	68,801	59,513
Commitments and contingencies	—	—
Convertible redeemable preferred stock:
No par value – 30,000,000 shares authorized. Redemption value at June 27, 2006 is $52,162: shares issued and outstanding at June 27, 2006: Series A, 3,000,000; Series B, 2,250,053; Series C, 7,415,206; Series D, 9,998,905; Series E, 2,482,726. Liquidation preference: $62,094	52,162	52,162
Common stockholders’ deficit:
Common stock, no par value – 50,000,000 shares authorized; 10,783,220 and 10,515,082 shares issued and outstanding, respectively	—	—
Additional paid-in-capital	12,255	11,686
Accumulated deficit	(27,116)	(30,094)
Total common stockholders’ deficit	(14,861)	(18,408)
Total liabilities and stockholders’ deficit	$106,102	$93,267

See Notes to Consolidated Financial Statements.

JAMBA JUICE COMPANY AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME

	Fiscal Years Ended
(Dollars in thousands)	June 27, 2006	June 28, 2005	June 29, 2004
	(52 weeks)	(52 weeks) (as Restated, see Note 16)	(53 weeks) (as Restated, see Note 16)
Revenue:
Company stores	$243,668	$202,073	$165,856
Franchise and other revenue	9,337	6,976	6,922
Total revenue	253,005	209,049	172,778
Operating expenses:
Cost of sales and related occupancy costs	89,504	73,665	54,887
Store operating expense	100,411	85,555	68,530
Other operating expense	6,685	7,051	5,581
Depreciation and amortization	12,905	10,355	7,719
General and administrative expense	30,011	25,113	23,278
Store preopening expense	2,677	3,077	2,659
Franchise support expense	2,802	460	3,604
Loss on asset impairment, store closures and disposals	2,768	1,019	1,421
Gift certificate breakage income	(1,425)	—	—
Sales tax settlement (see Note 14)	—	2,569	—
Litigation settlement (see Note 14)	—	(2,650)	(85)
Total operating expenses	246,338	206,214	167,594
Income from operations	6,667	2,835	5,184
Interest expense – net	1,088	778	488
Income before income taxes	5,579	2,057	4,696
Income tax expense (benefit)	2,601	1,972	(12,250)
Net income	$2,978	$85	$16,946

See Notes to Consolidated Financial Statements.

JAMBA JUICE COMPANY AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF COMMON STOCKHOLDERS’ DEFICIT

	Common Stock	Additional Paid-In Capital	Notes Receivable from Stock Sales	Accumulated Deficit	Total Common Stockholders’ Deficit
(Dollars in thousands)	Shares
Balance at June 24, 2003	10,239,210	$11,023	$(110)	$(46,885)	$(35,972)
Issuance of common stock	76,101	123	—	—	123
Redeemable preferred stock accretion	—	—	—	(240)	(240)
Other	—	9	—	—	9
Repayment of note receivable	—	—	110	—	110
Net income (as Restated, see Note 16)	—	—	—	16,946	16,946
Balance at June 29, 2004 (as Restated, see Note 16)	10,315,311	11,155	—	(30,179)	(19,024)
Issuance of common stock	169,411	363	—	—	363
Other	—	93	—	—	93
Conversion of preferred shares	30,360	75	—	—	75
Net income (as Restated, see Note 16)	—	—	—	85	85
Balance at June 28, 2005 (as Restated, see Note 16)	10,515,082	11,686	—	(30,094)	(18,408)
Issuance of common stock	268,138	317	—	—	317
Other	—	252	—	—	252
Net income	—	—	—	2,978	2,978
Balance at June 27, 2006	10,783,220	$12,255	$—	$(27,116)	$(14,861)

See Notes to Consolidated Financial Statements.

JAMBA JUICE COMPANY AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Fiscal Years Ended
(Dollars in thousands)	June 27, 2006	June 28, 2005	June 29, 2004
	(52 weeks)	(52 weeks) (as Restated, see Note 16)	(53 weeks) (as Restated, see Note 16)
Cash provided by operating activities:
Net income	$2,978	$85	$16,946
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,905	10,355	7,719
Loss on asset impairment, store closures and disposals	2,768	1,019	1,421
Gift certificate breakage income	(1,425)	—	—
Deferred rent and other	3,006	2,493	973
Deferred income taxes	(1,706)	1,503	(12,585)
Changes in operating assets and liabilities:
Notes and accounts receivable, net of allowance	(417)	(330)	162
Inventories	(281)	(482)	(91)
Prepaid expenses and other current assets	1,113	(1,528)	(2,075)
Other long-term assets	178	841	(237)
Accounts payable	(526)	(267)	3,255
Accrued compensation and benefits	2,798	900	1,697
Accrued store value cards	5,421	4,478	2,973
Litigation settlement payable	(513)	(539)	(3,378)
Accrued expenses and other liabilities	2,036	3,528	(451)
Deferred franchise revenue	(47)	(720)	(122)
Cash provided by operating activities	28,288	21,336	16,207
Cash used for investing activities:
Capital expenditures	(26,369)	(31,837)	(18,080)
Cash paid in acquisitions	(22)	(942)	—
Investment in affiliates	(120)	(474)	(2,000)
Cash used for investing activities	(26,511)	(33,253)	(20,080)
Cash provided by (used for) financing activities:
Proceeds from exercise of stock options and other	317	456	242
Borrowings on debt facility	48,800	42,300	4,500
Payments on debt facility	(51,000)	(32,550)	(6,250)
Payments on notes and capital lease obligations	—	(18)	(53)
Cash provided by (used for) financing activities	(1,883)	10,188	(1,561)
Net decrease in cash and equivalents	(106)	(1,729)	(5,434)
Cash and equivalents at beginning of period	1,368	3,097	8,531
Cash and equivalents at end of period	$1,262	$1,368	$3,097
Supplemental cash flow information:
Cash paid for interest, net of capitalized interest	$1,211	$322	$224
Income taxes paid, net of refunds	931	832	1,592

See Notes to Consolidated Financial Statements.

JAMBA JUICE COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business   —   On March 10, 2006, Jamba Juice Company and its subsidiary (the ‘‘Company’’) entered into a merger agreement with Services Acquisition Corp. International (‘‘SACI’’) whereby SACI will acquire all the outstanding common and preferred stock of the Company for approximately $265 million. Refer to Note 17 for further discussion on this transaction.

The Company offers a wide variety of fresh blended-to-order smoothies, fresh-squeezed juices, baked goods and snacks through retail stores. At June 27, 2006, the Company operated 342 stores, franchisees and licensees operated 171 stores, and 46 stores operated as joint ventures. Stores are located primarily in the western United States. The Company began operations in 1990.

Basis of Presentation   —   The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Zuka Juice, Inc. All significant intercompany balances and transactions have been eliminated. The equity method of accounting is used to account for joint ventures because the Company exercises significant influence over operating and financial policies of its partners. Accordingly, the carrying value of these investments is reported in other long-term assets, and the Company’s equity in the net income and losses of these investments is reported in other operating expenses.

Fiscal Year End   —   The Company’s fiscal year ends on the Tuesday preceding June 30. The fiscal years ended June 27, 2006 (‘‘fiscal 2006’’) and June 28, 2005 (‘‘fiscal 2005’’) include 52 weeks and the fiscal year ended June 29, 2004 (‘‘fiscal 2004’’) includes 53 weeks. For convenience, all references herein to years are stated as years ended June 30.

Significant Estimates   —   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates, and such differences could affect the results of operations reported in future periods.

Concentrations of Risk   —   The Company maintains food distribution contracts primarily with one supplier. This supplier provided 85%, 87%, and 94% of product cost included in cost of sales for fiscal years 2006, 2005, and 2004, respectively, which potentially subjects the Company to a concentration of business risk. If this supplier had operational problems or ceased making product available to the Company, operations could be adversely affected.

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company places its cash and cash equivalents with high-quality financial institutions, but at times, balances in the Company’s cash accounts may exceed the Federal Deposit Insurance Corporation insurance limit.

Self-Insurance Reserves   —   The Company uses a combination of insurance and self-insurance to provide for the liabilities for workers’ compensation, healthcare benefits, general liability, property insurance, director and officers’ liability and vehicle liability. Liabilities associated with the self-insured risks are not discounted and are estimated, in part, by considering historical claims experience, demographic factors, severity factors and other actuarial assumptions. The estimated accruals for these liabilities, portions of which are calculated by independent third party actuaries, could be significantly affected if future occurrences and claims differ from these assumptions and historical trends. The workers' compensation self-insurance reserve is included in ‘‘Workers’ compensation and health self-insurance reserves’’ in the balance sheets and at fiscal year end 2006 and 2005, was $3.0 million and $2.0 million, respectively.

Cash and Cash Equivalents   —   The Company considers all highly liquid instruments with maturities of three months or less when purchased to be cash equivalents. At June 30, 2006 and 2005, the Company did not have any investments with maturities greater than three months.

JAMBA JUICE COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS   (Continued)

Receivables   —   Receivables represent amounts due for royalty fees, advertising fees and gift cards issued by the franchisees. The allowance for doubtful accounts is the Company’s estimate of the amount of probable credit losses in the Company’s existing accounts receivable.

Inventories   —   Inventories include only the purchase cost and are stated at the lower of cost or market. Cost is determined using the first-in, first-out method (FIFO). Inventories consist of food, beverages and available-for-sale promotional products.

Property, Fixtures, and Equipment   —   Property, fixtures, and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of furniture, fixtures, and equipment is calculated using the straight-line method over the estimated useful life of the asset generally ranging from three to seven years. Leasehold improvements are amortized over the shorter of their estimated useful lives or the related lease term, which is generally 10 years. The costs of repair and maintenance are expensed when incurred, while expenditures for refurbishments and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized.

Goodwill   —   Goodwill represents the excess of the purchase price over net assets acquired and is not amortized. Goodwill is subject to annual impairment tests in April of each year. This analysis is performed at the reporting unit level in accordance with Statement of Financial Standards (‘‘SFAS’’) No. 142, ‘‘Goodwill and Other Intangible Assets.’’ Based upon impairment analyses performed in accordance with SFAS No. 142 in fiscal years 2006, 2005, and 2004, there was no goodwill impairment recorded.

Capitalized Interest   —   The Company capitalizes interest cost related to purchase and construction of qualifying assets. During fiscal years 2006, 2005, and 2004, the Company capitalized $183,000, $112,000 and $48,000, respectively. Capitalized interest is amortized over the life of the assets.

Other Intangible Assets   —   Intangible assets consist of leasehold acquisition costs and are amortized on a straight-line basis over the periods of expected benefit, which range from 8 to 10 years, and are limited to the lease term, including reasonably assured renewal periods. They are reviewed for impairment at least annually.

Store Closing and Impairment Charges — In accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Asset, losses related to the impairment of long-lived assets are recognized when expected future cash flows are less than the asset’s carrying value. When facts and circumstances indicate that the carrying values of long-lived assets may be impaired, the Company makes an evaluation of recoverability by comparing the carrying values of the assets to projected future cash flows, in addition to other quantitative and qualitative analyses. For goodwill and other intangible assets, the Company performs impairment tests annually in April and more frequently if facts and circumstances indicate goodwill carrying values exceed estimated reporting unit fair values. Upon indication that the carrying values of such assets may not be recoverable, the Company recognizes an impairment loss as a charge against current operations for an amount equal to the difference between the carrying value and the assets fair value. The fair value of the store’s long-lived assets is estimated using the discounted future cash flows of the assets based upon a rate that approximates our weighted average cost of capital. Net assets are grouped at the lowest level for which there are identifiable cash flows when assessing impairment. The Company identifies cash flows for retail net assets at the individual store level. Long-lived assets to be disposed of are reported at the lower of their carrying amount or fair value, less estimated costs to sell. The Company makes judgments related to the expected useful lives of long-lived assets and its ability to realize undiscounted cash flows in excess of the carrying amounts of such assets are affected by factors such as the ongoing maintenance and improvements of the assets, changes in economic conditions and changes in operating

JAMBA JUICE COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS   (Continued)

performance. As the Company assesses the ongoing expected cash flows and carrying amounts of its long-lived assets, these factors could cause the Company to realize material impairment charges.

When stores that are under long-term leases close, the Company records a liability for the future minimum lease payments and related ancillary costs, net of estimated cost recoveries that may be achieved through subletting properties or through favorable lease terminations, discounted using a weighted average cost of capital. The Company estimates future cash flows based on its experience and knowledge of the market in which the closed store is located and, when necessary, uses real estate brokers. However, these estimates project future cash flows several years into the future and are affected by factors such as inflation, real estate markets and economic conditions. During fiscal 2006, the Company closed three stores.

Gift Cards and Gift Certificates   —   Since November 2002, the Company sells jambacards to its customers in its retail stores and through its websites. Prior to November 2002, the Company sold $5.00 gift certificates. The Company's gift certificates and jambacards do not have an expiration date. Revenue is recognized and the liability is relieved when: (i) the gift certificate or jambacard is redeemed by the customer; or (ii) the likelihood of the gift certificate or jambacard being redeemed by the customer is remote (‘‘breakage’’) and it determines that it does not have a legal obligation to remit the value of unredeemed gift certificates and jambacards to the relevant jurisdictions. The Company determines its breakage rate based upon historical redemption patterns. Gift certificate breakage income is recorded as a reduction in operating expenses in the statements of income. In April 2006, the Company determined the redemption of certain gift certificates was remote and as a result recognized estimated breakage of $1.4 million.

Due to the limited historic redemption data available since the November 2002 introduction, the Company is still evaluating the redemption patterns associated with its jambacards in order to determine when redemptions become remote. An obligation is recorded at the time of either an initial load or a subsequent reload in the accrued store value cards line item on the Company’s balance sheet.

During fiscal 2006 and fiscal 2005, the Company sold $22.0 million and $18.8 million of its jambacards, respectively. In addition, the Company also sold reloaded cards for $3.9 million and $5.0 million during fiscal 2006 and fiscal 2005, respectively. Customers redeemed $20.4 million and $19.0 million, respectively, at the stores, which equals the revenue recorded in the financial statements.

Deferred Rent   —   The Company’s lease agreements generally provide for scheduled rent increases during the lease terms, or for rental payments commencing at a date other than the date of possession. Rent expense is recognized on a straight-line basis over the respective terms of the leases. The difference between the amount charged to operations and cash paid under the leases is recorded as deferred rent.

Construction Allowances   —   The Company receives construction allowances from landlords, which are deferred and amortized on a straight-line basis over the life of the lease as a reduction of rent expense. Construction allowances are recorded in deferred rent and other long-term liabilities.

Revenue Recognition   —   Revenue from Company stores is recognized when product is sold. Revenue from store value cards, such as the ‘‘jambacard’’ and gift certificates are recognized upon redemption. Until redemption, outstanding customer balances are recorded as a liability. See above for discussion on recognition of gift certificates and jambacard breakage.

Franchise revenue is generated from three basic forms: development fees, initial franchise fees, and royalties. Development fees are paid to the Company as part of an agreement to open and operate a specific number of stores in a specified territory. The amount of the fee is based on the number of stores to be opened pursuant to the development agreement and secures the territory

JAMBA JUICE COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS   (Continued)

for exclusivity during the development. The non-refundable fees collected for these services are recognized ratably as the franchise stores under these agreements open. Our multi-unit development agreements specify the number of stores to be opened. Any changes to the specific number of stores would be stated in a subsequent contractual agreement (see Note 2).

The Company charges an initial franchise fee for providing operational materials, new store opening planning and functional training courses. Initial franchise fees are paid for every store the franchisee opens and are due at the time the franchise agreement for a particular store is executed. Franchise fees are recognized as revenue when all material services or conditions have been substantially performed or satisfied and no other material conditions or obligations related to the determination of substantial performance exist. Duties and services that are completed prior to approval include training, facilities inspection, receipt of operating license(s) and clearance from appropriate agencies. These duties and services are substantially complete prior to the approval of opening of a store. Duties and services relating to the earning of the franchise fees are necessary for the stores to open. Revenue is recognized when the store opens.

Royalties are determined as a percentage of sales and are recognized in the same period as the related franchise store revenue. If collection of the franchise royalty fee is doubtful, a receivable and an allowance are recorded by the Company without any revenue recognition and revenue is recognized at the time such receivables are collected.

In addition, as part of two different management agreements the Company has assigned employees full time to support two area developers in accordance with an area development affiliation agreement (see Note 2). The Company bears all the responsibilities and obligations related to these employees and records the employee costs as franchise support expense and the reimbursement from the area developers as franchise and other revenue. Due to uncertainty of collection of the reimbursement from these two area developers, the revenue is recognized on a cash basis.

Advertising Costs   —   Advertising costs are expensed as incurred and were $5.1 million, $4.8 million, and $4.8 million in fiscal years 2006, 2005, and 2004, respectively and are classified as ‘‘other operating expenses.’’ The Company also receives advertising contributions from its franchisees. These contributions are a contractual obligation of the franchisee and are recorded as an offset to advertising expense and were $1.6 million, $1.2 million, and $1.0 million for fiscal years 2006, 2005, and 2004 respectively.

Store Pre-opening Costs   —   Costs incurred in connection with start-up and promotion of new store openings as well as rent from possession date to store opening date are expensed as incurred.

Fair Value of Financial Instruments   —   The carrying value of cash and cash equivalents, notes and accounts receivable, and accounts payable approximates fair value. The carrying value of debt approximates the estimated fair value due to floating interest rates on the debt.

Comprehensive Income   —   Comprehensive income is defined as the change in equity during a period from transactions and other events, excluding changes resulting from investments from owners and distributions to owners. Comprehensive income equals net income for all periods presented.

Income Taxes   —   Income taxes are accounted for using an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company’s consolidated financial statements or tax returns. In estimating future tax consequences, the Company generally considers all expected future events other than changes in the tax law or rates. A valuation allowance is recorded when it is deemed more likely than not that a deferred tax asset will be not realized.

Employee Stock Options   —   The Company accounts for employee stock options in accordance with the intrinsic value method prescribed by Accounting Principles Board (‘‘APB’’) Opinion

JAMBA JUICE COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS   (Continued)

No. 25, ‘‘Accounting for Stock Issued to Employees.’’ Under APB Opinion No. 25, the Company does not recognize compensation expense related to employee stock options, as options are not granted below market price on the grant date. SFAS No. 123, ‘‘Accounting for Stock-Based Compensation,’’ requires the recognition of compensation expense based on the fair value of options on the grant date, but allows companies to continue applying APB Opinion No. 25 if certain pro forma disclosures are made assuming hypothetical fair value method application.

Had compensation expense for the Company’s stock options been based on the fair value at the grant date under the methodology prescribed by SFAS No. 123, the Company’s net income would have been impacted as follows (in thousands):

	Fiscal Years Ended June 30
	2006	2005	2004
Net income – as reported	$2,978	$85	$16,946
Add: Total stock-based employee compensation included in reported net income, net of stated tax effects (see Note 11)	152	56	9
Deduct: Total stock-based compensation benefit expense determined under fair-value-based method for all awards – net of related tax effects	(445)	(266)	(140)
Net income (loss) – pro forma	$2,685	$(125)	$16,815

The Company’s valuations are based upon a multiple option valuation approach and forfeitures are recognized as they occur. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, such as expected life. The Company’s employee stock options have characteristics significantly different from those of traded options and changes in the subjective input assumptions can materially affect the fair value estimate.

The fair value of options granted, which is amortized to expense over the option vesting period in determining the pro forma impact, is estimated at date of grant using the Black-Scholes multiple option pricing model. As provided by SFAS No. 123, the Company uses the minimum value method for options issued to employees in conjunction with employment service, which allows a 0% volatility assumption.

The following are the remaining weighted-average assumptions used in applying the Black-Scholes option-pricing model:

	Fiscal Years Ended June 30
	2006	2005	2004
Risk-free interest rate	4.6%	3.7%	2.9%
Expected life of option after vesting date	2 years	2 years	2 years
Expected dividend yield	0%	0%	0%

The weighted-average fair value of options granted during fiscal years 2006, 2005, and 2004 was $0.90, $0.50, and $0.24, respectively.

Segment Reporting   —   SFAS No. 131 ‘‘Disclosures about Segments of an Enterprise and Related Information’’ requires financial information for each segment that is individually managed with separate operating results that are reviewed regularly by the chief operating decision makers. The Company has one reportable retail segment.

Recent Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123 (Revised 2004), ‘‘Share-Based Payment’’ (‘‘SFAS 123(R)’’), which replaces SFAS No. 123, supercedes APB 25 and related interpretations

JAMBA JUICE COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS   (Continued)

and amends SFAS No. 95 ‘‘Statement of Cash Flows.’’ SFAS 123(R) will require the Company to, among other things, measure all employee stock-based compensation awards using a fair value method and record the expense in the Company’s consolidated financial statements. The provisions of SFAS 123(R), as amended by SEC Staff Accounting Bulletin No. 107, ‘‘Share-Based Payment,’’ are effective no later than the beginning of the fiscal year that begins after December 15, 2005. The Company will adopt the new requirements using the prospective transition method in its fiscal quarter ended October 17, 2006. The Company will continue to account for equity awards outstanding at the date of adoption of SFAS 123(R) in the same manner as they have been accounted for prior to adoption, that is, following the provisions of APB 25. All awards granted, modified or settled after the date of adoption will be accounted for using the measurement, recognition, and attribution provisions of SFAS 123(R). The Company has not yet determined the impact of adopting SFAS No. 123(R), which will be dependent upon the future issuance of stock option grants that will be determined by the Company’s compensation committee.

In March 2005, the FASB issued Interpretation No. 47, ‘‘Accounting for Conditional Asset Retirement Obligations, an interpretation of FASB Statement No. 143’’ (‘‘FIN 47’’). FIN 47 requires the recognition of a liability for the fair value of a legally-required conditional asset retirement obligation when incurred, if the liability’s fair value can be reasonably estimated. FIN 47 also clarifies when an entity would have sufficient information to reasonably estimate the fair value of an asset retirement obligation. The adoption of FIN 47 did not have a material impact on the Company’s financial statements.

In May 2005, the FASB issued SFAS No. 154, ‘‘Accounting Changes and Error Corrections — A Replacement of APB No. 20 and FASB Statement No. 3’’ (‘‘SFAS No. 154’’). SFAS No. 154 requires retrospective application to prior periods’ financial statements for changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

In July 2006, the FASB issued Interpretation No. 48, ‘‘Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109’’ (‘‘FIN 48’’). This Interpretation prescribes a consistent recognition threshold and measurement standard, as well as clear criteria for subsequently recognizing, derecognizing and measuring tax positions for financial statement purposes. The Interpretation also requires expanded disclosure with respect to uncertainties as they relate to income tax assets and liabilities. FIN 48 is effective for fiscal years beginning after December 15, 2006, and must therefore be adopted by the Company no later than its first quarter in the fiscal year ending June 30, 2008. Management is currently evaluating the impact of adopting FIN 48. The cumulative effect of the interpretation’s adoption will be an adjustment to beginning retained earnings in the year of adoption.

Reclassifications   —   Certain prior year amounts were reclassified to conform to current year presentation.

2.    AREA DEVELOPMENT AFFILIATIONS

The Company has entered into development and licensing agreements (the ‘‘Agreements’’) with area developers and various individuals to develop stores in certain geographic regions or venues. These Agreements generally stipulate that a certain number of stores are to be developed over a five year period with various renewal options. To date, the Company had cumulatively signed Agreements for a total of 239 stores. As of June 30, 2006, 167 stores, which includes 40 stores that were opened in excess of plan, have been opened and the Company has active Agreements to open 44 additional stores. Agreements for 68 stores have terminated or expired.

The Company recognizes revenue as each of the stores under the Agreements are opened. The Company received a total of $4,201,000 in non-refundable fees at the time of execution related to

JAMBA JUICE COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS   (Continued)

these Agreements, of which $432,250 and $478,500 were included in deferred franchise revenue at June 30, 2006 and 2005, respectively. The Company also receives initial franchise fees, royalty, and marketing fees on the individual stores developed. The individual franchise fees are recognized when all material services or conditions have been substantially performed or satisfied, which the Company deems to be at the time a store is opened. The Company is not required to contribute capital as a part of these Agreements.

In 1999, the Company sold development rights for 50 stores in Chicago, Minneapolis and Milwaukee markets for $500,000 to an area developer with such rights expiring in 2010 (the ‘‘Midwest Developer’’). During fiscal years 2006, 2005, and 2004, the Company provided the Midwest Developer a number of employees to operate the Midwest Developer’s stores. The providing of the employees was to create a homogeneous employment pool in the Midwest area which would allow for consistent operations, improved quality of service, and other matters affecting customer relations and operations. The Midwest Developer was to reimburse the Company for all employee related expenses. The total cost of these employees was $1.4 million, $0.5 million, and $3.6 million in fiscal years 2006, 2005, and 2004, respectively, and has been reported as franchise support expense on the consolidated statements of income. The Company received reimbursements from the Midwest Developer of $1.3 million, $0.5 million, and $1.6 million during fiscal years 2006, 2005, and 2004, respectively, for these costs which are reported as franchise and other revenue on the consolidated statements of income.

In December 2005, the management agreement between the Company and JJC Florida, LLC (‘‘JJC Florida’’) became effective whereby the Company would be responsible for the day-to-day operations of the 13 stores owned by JJC Florida. Employees were hired by the Company to manage the stores to provide consistent operations, improved quality of service, and other matters affecting customer relations and operations. JJC Florida is responsible for all employee costs. The total cost of these employees for fiscal 2006 was $1,385,000 and has been reported as franchise support expense on the consolidated statement of income. Reimbursements from JJC Florida of $1,216,000 have been reported as franchise and other revenue in the consolidated statement of income. Equity losses of $164,000 and $577,000 for fiscal years 2006 and 2005, respectively, are included in other operating expenses. Due to inconsistent payment history, the Company accounts for its transactions with JJC Florida on a cash basis. As of June 30, 2006, JJC Florida owes the Company $1.4 million for royalty fees and advertising, which has not been recorded on the Company’s financial statements.

The operating agreement and subsequent amendments between JJC Florida, LLC and the Company provided the Company the option to purchase (at its fair market value) 100% of its partner's interest in the joint venture, valid from October 1, 2008 to December 30, 2008. Under the amendments to the operating agreement, profits and losses are to be allocated to the members in proportion to their cash contributions to the joint venture until the end of the fiscal year during which the cumulative profits of the joint venture equal or exceed the cumulative losses previously realized. Thereafter, profits will be allocated to the members in proportion to their recalculated interests. The recalculated interests of the members are based on the commitment of their additional contributions, with the Company receiving a 25% premium on its additional contributions.

JAMBA JUICE COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS   (Continued)

The following is summarized financial information for the Company’s equity investments in JJC Florida, LLC and JJC Hawaii, LLC (in thousands):

	2006	2005	2004
Current assets	$2,157	$1,806	$2,415
Non-current assets	11,232	9,590	6,590
Current liabilities	3,999	3,824	2,312
Non-current liabilities and members' equity	9,390	7,572	6,692
Revenues	34,206	29,016	21,992
Gross profit	24,179	20,443	15,632
Net income (loss) from operations	(937)	(350)	57
Net income (loss)	(937)	(350)	57

3.    PROPERTY, FIXTURES, AND EQUIPMENT

Property, fixtures, and equipment at June 30, 2006 and 2005 consisted of the following (in thousands):

	June 30, 2006	June 30, 2005
Leasehold improvements	$67,938	$57,012
Furniture, fixtures and equipment	56,528	48,225
Construction in progress (primarily stores under construction)	7,474	5,400
Total	131,940	110,637
Less accumulated depreciation and amortization	(54,668)	(45,225)
Total	$77,272	$65,412

4.    OTHER INTANGIBLE ASSETS

Other intangible assets — net represent lease acquisition costs and consist of the following (in thousands):

	Gross Amount	Amortization	Net
Beginning Balance – 2004	$1,413	$(791)	$622
Retirements	(18)	18	—
Amortization	—	(115)	(115)
Ending Balance – 2004	1,395	(888)	507
Retirements	(60)	60	—
Amortization	—	(111)	(111)
Ending Balance – 2005	1,335	(939)	396
Amortization	—	(107)	(107)
Ending Balance – 2006	$1,335	$(1,046)	$289

Estimated amortization expense for the next three years is approximately $80,000 per year until 2009, when the estimated amortization expense will total approximately $54,000 for fiscal years 2010 through 2015.

JAMBA JUICE COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS   (Continued)

5.    ASSET IMPAIRMENT, STORE CLOSURES, AND DISPOSALS

Loss on asset impairment, store closures and disposals of fixed assets consisted of the following (in thousands):

	June 30, 2006	June 30, 2005	June 30, 2004
Asset impairment	$1,065	$397	$532
Loss on store closures	1,027	6	29
Loss on disposal of other assets	676	616	860
Total	$2,768	$1,019	$1,421

Asset Impairment   —   Due to declining market conditions, competition, insufficient occupancy rates in neighboring businesses and other factors, the Company recorded non-cash impairment charges of $1.1 million, $0.4 million, and $0.5 million in fiscal years 2006, 2005, and 2004, respectively, to write down a portion of the leasehold improvements, furniture and fixtures, and equipment values of certain stores to their estimated fair values.

The Company considered several factors when estimating the future operating cash flows of the stores, including quality of the local market and real estate, the store’s historical cash flows, local competition, saturation of markets due to proximity of other stores, general economic conditions and other trends.

Store Closures   —   During fiscal years 2006, 2005, and 2004, the Company closed three, two, and one stores, respectively. The Company recorded losses related to store closures of $1,027,000, $6,000, and $29,000 in fiscal years 2006, 2005, and 2004, respectively. Of these charges, $856,000, $8,000, and $1,000 were non-cash. In the year of closure, revenues for the stores that have closed were $892,000, $543,000, and $184,000 and net operating losses, which include the losses on store closure, were $1,898,000, $71,000, and $113,000 in fiscal years 2006, 2005, and 2004, respectively.

The following is a reconciliation of the store closure accrual (in thousands):

June 30, 2006
Beginning balance	$—
Provision for estimated net future cash flows of closed stores(1) and buyout costs	543
Ending balance	$543

(1)	Estimated net future cash flows represent future minimum lease payments and related ancillary costs from the date of the closure to the end of the remaining lease term, net of estimated cost recoveries that may be achieved through subletting properties or through favorable lease terminations.

Loss on Disposal of Other Assets   —   During fiscal years 2006, 2005, and 2004, the Company wrote off the net book value of certain assets that were abandoned due to store remodels or upgrades of equipment.

JAMBA JUICE COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS   (Continued)

6.    OTHER LONG-TERM ASSETS

Other long-term assets — net at June 30, 2006 and 2005, consisted of the following (in thousands):

	2006	2005
Deposits	$578	$631
Investment in JJC Florida, LLC	1,675	1,839
Investment in JJC Hawaii, LLC	379	279
Other	43	34
Total	$2,675	$2,783

The Company accounts for its investments in JJC Florida, LLC and JJC Hawaii, LLC under the equity method. The Company owned 35.2% and 5.0% of JJC Florida, LLC and JJC Hawaii, LLC, respectively as of June 30, 2006.

During fiscal year 2004, the Company invested an additional $2 million in JJC Florida, LLC as part of an amendment to its original Franchise Agreement and License Agreement. Under the amendment, profits and losses are to be allocated to the members in proportion to their cash contributions until the profits for the investment exceed the cumulative losses previously realized. Thereafter, profits shall be allocated to the members in proportion to their recalculated interests. In addition, the recalculated interest for the investment is based on the contributions of the members, except that the Company shall receive a 25% premium for its additional contribution.

The amendment also included the ability of JJC Florida, LLC to defer the marketing, royalty, and front-end fees due to the Company. The deferral period ends the earlier of June 30, 2008 or when JJC Florida, LLC becomes cash flow positive for four consecutive quarters. The Company has deferred $1.4 million and $0.7 million of fees due from JJC Florida, LLC under this agreement as of fiscal year end 2006 and 2005, respectively, and will recognize revenue as cash is received.

7.    LEASE COMMITMENTS

The Company leases its office, retail stores and some equipment under operating leases, with terms expiring through 2016. Most store leases contain renewal options of up to 10 years and provide for payment of common area operating expenses and real estate taxes. Rental expense, net of sublease income, was $22.5 million, $17.3 million, and $11.6 million in fiscal years 2006, 2005, and 2004, respectively.

The aggregate future minimum non-cancelable lease payments at June 30, 2006 were as follows (in thousands):

Fiscal Year Ending:
2007	$24,540
2008	23,417
2009	21,050
2010	19,282
2011	16,703
Thereafter	55,966
Total minimum lease commitments	$160,958

Future minimum lease payments under operating leases have not been reduced by future minimum sublease rental income of approximately $0.6 million.

JAMBA JUICE COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS   (Continued)

8.    REVOLVING LOAN AND NOTES PAYABLE

The Company has a revolving line of credit (the ‘‘Line’’) for maximum borrowings of up to $35 million or 1.5 times trailing EBITDA as defined by the agreement for the Line which expires in December 2007. Borrowings on the Line are used for general working capital, capital expenditures and acquisitions. Borrowings bear interest at either the London InterBank Offering Rate (LIBOR) plus a margin of 2.25% to 3.5% or a Base Rate (determined by certain base rates such as Prime, Federal Funds Effective Rate or Base CD rate) plus a margin of 0% to 1.5%, depending on the Company's adjusted leverage ratio (as defined by the Line). The Line is secured by substantially all of the assets of the Company and requires compliance with certain financial covenants. These financial covenants require the Company at the end of each fiscal quarter to maintain an adjusted leverage ratio and fixed charge coverage ratio as defined by the agreement and to maintain capital expenditures below a specified level. As of June 30, 2006 and June 30, 2005, the Company was in compliance with each of these financial covenants.

The Line prohibits the Company from the following activities: making loans, advances, or other extensions of credit; a 25% change in ownership, consolidation, mergers, or acquisitions; issuing dividends greater than $250,000 in any fiscal year; sell, assign lease, transfer or dispose of any part of the business; incur capital expenditures in excess of $35 million in any year. The Company has obtained a waiver from its financial institution in regards to its merger agreement with Services Acquisition Corp. International. The outstanding balance on the Line was $10.8 million and $13.0 million at June 30, 2006 and 2005, respectively, with interest rates of 7.75% and 5.48%. Additional borrowing availability of $17.1 million was available as of June 30, 2006.

9.	INCOME TAXES

The components of the income tax provision are as follows (in thousands):

	2006	2005	2004
Current provision	$4,307	$469	$335
Deferred (benefit) provision	(1,706)	1,503	(12,585)
Income tax expense (benefit) – net	$2,601	$1,972	$(12,250)

The difference between the effective income tax rate and the United States federal income tax rate is summarized as follows:

	2006	2005	2004
Statutory federal rate	34.0%	34.0%	34.0%
State income taxes less federal benefit	5.8	5.8	5.8
Change in valuation allowance	—	—	(289.0)
Tax credit attributes	1.2	(2.0)	(3.9)
Reconciliation of deferred tax assets	(.7)	42.6	(6.7)
Reconciliation of current payable	(.6)	4.9	(1.8)
Meals and entertainment	1.1	3.9	1.3
Stock options	.8	1.8	—
Capitalized transaction costs	6.1	—	—
Prior year true up	—	2.7	—
Others	(1.1)	2.1	(0.6)
	46.6%	95.8%	(260.9)%

JAMBA JUICE COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS   (Continued)

The deferred tax asset consisted of the following temporary differences as of June 30, 2006 and 2005 (in thousands):

	2006	2005
Net operating losses	$—	$394
Reserves and accruals	4,772	2,047
Deferred franchise revenue	591	27
Deferred rent	—	—
Tax credit attributes	—	392
Class action payable	546	633
Other	—	19
Total current deferred tax asset	5,909	3,512

Net operating losses	10	77
Deferred franchise revenues	—	—
Deferred rent	2,487	1,685
Tax credit attributes	688	1,187
Basis difference in fixed assets	5,444	6,109
Basis difference in investments	(308)	(46)
Total non-current deferred tax asset	8,321	9,012
Total net deferred tax asset	$14,230	$12,524

A valuation allowance is provided for deferred tax assets when it is more likely than not that some portion of the deferred tax asset will not be realized. The Company has not recorded a valuation allowance at June 30, 2006. During the year ended June 30, 2004, the Company reversed its valuation allowance of $13.6 million.

As of June 30, 2006, the Company had utilized all of its net operating loss carryforwards for both federal and California state tax purposes of approximately $1.4 million and $623,000, respectively.

As of June 30, 2006, the Company had credit carryforwards for state tax purposes of approximately $688,000, which is unlimited.

10.	CONVERTIBLE REDEEMABLE PREFERRED STOCK

From 1994 through 2002, the Company sold 3,000,000, 2,250,053, 7,415,206, 10,028,905, and 2,482,726 shares of Series A, Series B, Series C, Series D, and Series E convertible redeemable preferred stock (the ‘‘Preferred Stock’’), respectively, at prices of $1.00, $1.33, $2.00, $2.47, and $2.00 per share, as adjusted respectively, and received $49.6 million in net proceeds. In December of 2001, when the Company completed its Series E offering, the conversion price for the Series C and Series D were reduced to $2.00 and $2.47 from $2.18 and $2.50, respectively. This reduction in the conversion price was a result of the Series E offering being less than the conversion price of the Series C and Series D. The difference between the redemptive value of $52.2 million and the net proceeds received was $2.6 million. In fiscal 2006, the Company, in accordance with Accounting Principles Board Opinion No. 20, ‘‘Accounting Changes,’’ modified its accounting for the accretion of its convertible redeemable preferred stock to conform to SEC public company reporting requirements. Previously, the Company did not accrete the carrying value of its convertible redeemable preferred stock. These financial statements reflect the accretion of the convertible redeemable preferred stock to its redemption value at September 2003 (date of redemption) through a charge to accumulated deficit. The accretion amount was $0, $0 and $240,000 in fiscal years 2006, 2005 and 2004, respectively. The cumulative accretion prior to fiscal 2004 was $2.4 million.

JAMBA JUICE COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS   (Continued)

The Series E offering in December 2001 was composed of 2,482,726 shares of Series E Preferred Stock and 2,482,726 warrants, with a purchase price of $2.00. The Series E Preferred Stock was valued at $1.61 per share, and warrants were valued at $0.39 per warrant. The fair value of the warrants was estimated using the Black-Scholes model with the assumption of risk free interest rate of 5.05%, ten year expected life, a dividend rate of 0%, and volatility of 67%. The warrant entitled the holder to purchase a one-third share of the Company’s common stock at an exercise price of $0.75, or $2.25 for each full share (the ‘‘Warrant’’). The Warrants are exercisable for a period of 10 years following the issuance date of the Warrants and will be adjusted as needed to account for stock splits, combinations, reclassifications, and reorganizations. Net proceeds from this offering were allocated to convertible redeemable preferred stock and additional paid in capital in the amounts of $3.7 million and $1.0 million, respectively.

Upon completion of the Series E offering, the Company filed Amended Articles of Incorporation with the California Secretary of State. Upon this filing, Series A, B, C, D, and E Preferred Stock have the following rights and preferences:

Conversion   —   All outstanding shares of Preferred Stock have the right to convert their shares into common stock at any time. The conversion ratio is approximately one for one. Under the anti-dilution provisions applicable to all shares of Preferred Stock, the conversion price of all series will be subject to adjustment in the event of any stock split, dividend or combination or reclassification or reorganization of the Company’s capital stock or completion of an initial public offering, under certain conditions. The conversion price of Preferred Stock also will be adjusted upon the issuance of additional shares of common stock or warrants or rights to purchase common stock or securities convertible into common stock for per-share consideration that is less than the initial conversion price of the applicable series of Preferred Stock. The Company has reserved for issuance 30,839,000 common shares for conversion of Preferred Stock, stock options, and warrants. In 2005, one stockholder converted 30,000 of Series D preferred stock into 30,360 shares of common stock.

The Preferred Stock converts automatically into common stock upon the earlier to occur of the completion of a public offering raising gross proceeds of $10 million or more and at a stipulated offering price per share or upon the written consent of the holders of the various classes of Preferred Stock.

Dividend Preference   —   The holders of Series A, Series B, Series C, Series D, and Series E Preferred Stock are entitled, if and when declared by the Board of Directors, to non-cumulative dividends of $0.10, $0.133, $0.21847, $0.25 and $0.20, respectively, per share per annum. No dividends have been declared as of June 30, 2006.

Liquidation Preference   —   If there is a liquidation event (the ‘‘Event’’) the holders of shares of Preferred Stock then outstanding shall be entitled to be paid, out of the assets of the corporation available for distribution to its stockholders, whether from capital, surplus or earnings (the ‘‘Available Assets’’), before any payment shall be made in respect of the common stock, an amount equal to $1.00 per share of Series A, $1.33 per share of Series B, $2.18 per share of Series C, $2.50 per share of Series D and $6.00 per share of Series E (in each case, adjusted for stock dividends, stock splits, stock combinations and the like), plus all declared and unpaid dividends thereon to the date fixed for distribution of assets (the ‘‘Liquidation Preference Amount’’). If upon an Event the Available Assets shall be insufficient to pay the Liquidation Preference Amount, then the entire assets of the corporation legally available for distribution shall be distributed ratably among the holders of the Preferred Stock so that the per share amount distributed to each series constitutes the same percentage of the full per share Liquidation Preference Amount for each such series. Assets legally available for distribution are defined as (a) positive retained earnings after deducting redemptions and dividends or (b) certain net asset to certain net liability ratios, both as defined by Section 500 of the California Corporations Code.

JAMBA JUICE COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS   (Continued)

If there is an Event after the distribution of the Liquidation Preference Amount in accordance with the above, the remaining assets of the Corporation legally available for distribution, if any, to stockholders shall be distributed ratably to the holders of the common stock, the Preferred Stock then outstanding, with each share of the Preferred Stock being treated for such purposes as if it had been converted into common stock at the then-effective rate of conversion.

Voting   —   Each Series of Preferred Stock is entitled to the number of votes equal to the number of shares of common stock into which it could be converted, with certain restrictions.

Registration Rights   —   The holders of at least 50% of the shares of Preferred Stock who propose to dispose of at least 15% of such stock at an aggregate offering price to the public of not less than $5 million may require that the Company, with certain limitations, effect a registration of the stock to be disposed. In addition, the holders of the Company’s Series E Preferred Stock are entitled to unlimited piggyback registration rights on registrations initiated by the Company, with certain limitations.

Redemption   —   Holders of a majority of shares of each of the Series A, Series B, Series C, Series D, and Series E Preferred Stock may elect, at any time after September 1, 2003, to have the Company redeem all of the then-outstanding shares of the applicable Series at the original purchase price per share, plus all declared but unpaid dividends on each share from funds legally available for distribution. If there are insufficient funds to redeem the number of shares requested, then the Company shall redeem the maximum number of shares for which funds exist. As of June 30, 2006, there were no funds legally available for distribution.

11.    STOCK OPTIONS

Stock Options   —   The Company maintains two stock option plans, the 1994 Stock Incentive Plan (the ‘‘1994 Plan’’) and the 2001 Equity Incentive Plan (the ‘‘2001 Plan’’), which provide for granting incentive stock options and non-qualified stock options to employees and certain non-employee directors and consultants. The objectives of these plans include attracting and retaining the best personnel, providing performance incentives, and promoting the success of the Company by providing employees the opportunity to acquire common stock. The 2001 Plan is the only plan with stock option awards available for grant. Under the plans, the Company has reserved 10,600,000 shares of common stock for granting of stock options. Options are granted at an exercise price equal to or greater than the fair market value of the common at the date of the grant. Options remaining under the 1994 Plan generally vest over four years and are exercisable for up to 10 years. Options remaining under the 2001 Plan granted prior to January 1, 2004 vested 20% at date of grant and 20% per year thereafter. Options granted under the 2001 Plan after January 1, 2004 generally vest 25% on the first anniversary of the grant date and 25% per year thereafter. Shares available for grant were 734,379 at June 30, 2006.

JAMBA JUICE COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS   (Continued)

A summary of all stock option transactions for both plans is as follows as of June 30 (shares in thousands):

	Number of Options			Weighted Average Exercise Price
	June 30, 2006	June 30, 2005	June 30, 2004	June 30, 2006	June 30, 2005	June 30, 2004
Options outstanding – beginning of fiscal year	6,380	5,676	3,913	$2.36	$2.00	$1.96
Options granted	1,286	1,591	2,355	5.10	3.43	2.10
Options exercised	(189)	(148)	(76)	1.68	2.07	1.55
Options canceled	(1,239)	(739)	(516)	2.75	1.98	2.14
Options outstanding – end of fiscal year	6,238	6,380	5,676	$2.87	$2.36	$2.00
Options exercisable – end of fiscal year	3,863	3,675	3,079	$2.17	$2.04	$1.94

Information on options outstanding and options exercisable at June 30, 2006 is as follows (shares in thousands):

Range of Exercise Prices	Number of Options Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price
$0.20 - $0.65	98	1.16	$0.59	98	$0.59
$1.86 - $1.95	2,328	6.18	$1.94	2,282	$1.94
$2.13 - $2.61	1,903	7.23	$2.28	1,163	$2.26
$4.00	1,232	8.58	$4.00	320	$4.00
$5.84 - $6.03	677	9.79	$5.98	—	—
	6,238	7.29	$2.87	3,863	$2.17

In October 2005, the board of directors of the Company approved accelerated stock option vesting for certain level of employees upon a change of control. The accelerated vesting applies to all Jamba Juice option holders who are District Managers, Support Center Managers, Department or Regional Directors and Vice Presidents and above. There are 131 employees who are eligible for acceleration as of September 20, 2006. The total number of accelerated shares held by those employees eligible for acceleration is 1,061,550. The estimated intrinsic value of the options with the acceleration feature is $2.7 million. The intrinsic value at the time of grant was $0. The Company will be required to record compensation expense in accordance with FIN 44, ‘‘Accounting for Certain Transactions Involving Stock Compensation – an Interpretation of APB No. 25,’’ if an employee is able to exercise an award that otherwise would have expired unexercisable pursuant to the award's original terms.

Stock Option Exchange Program   —   During the six months prior and subsequent to the implementation of a stock option exchange program in fiscal year 2002, the Company granted approximately 523,000 options, at an average exercise price of $4.00 per share. Subsequent to the grant, certain employees were given the opportunity to exchange their options for new options with an exercise price equal to the fair value of the Company’s common stock six months from the exchange date. The fair value was established at $1.86 per share. Due to the exchange, the options granted within six months of the exchange program are subject to variable plan accounting of which 47,150 were outstanding at June 30, 2006. Under variable plan accounting, the Company is required to record a noncash compensation charge for the options until the options are exercised, forfeited or canceled without replacement. The compensation charge is

JAMBA JUICE COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS   (Continued)

based on any excess of the fair value of the stock at the end of the reporting period or date of exercise, forfeiture or cancellation without replacement, if earlier, over the exercise price of the related options. The resulting compensation charge to earnings is recorded as the underlying options vest and subsequent changes in the fair value of the stock are recorded until the options are exercised, forfeited, or cancelled. Depending upon movements in the market value of the Company’s common stock, this accounting treatment may result in significant compensation charges or credits in future periods. The Company recorded a compensation charge of $106,000, $93,000, and $9,000 related to variable plan accounting in fiscal years 2006, 2005 and 2004, respectively, which is included in other in the consolidated statements of stockholders’ deficit.

12.    WARRANTS

The Company issued warrants in connection with a preferred stock offering, vendor agreements, acquisitions, and debt financing. A summary of warrant activity is as follows (shares in thousands):

	Number of Warrants			Weighted-Average Exercise Price
	June 30, 2006	June 30, 2005	June 30, 2004	June 30, 2006	June 30, 2005	June 30, 2004
Warrants outstanding at beginning of fiscal year:
Common	1,428	1,545	1,724	$2.60	$2.61	$2.61
Preferred	25	25	25	2.00	2.00	2.00
	1,453	1,570	1,749
Common warrants exercised	(79)	(21)	—	2.85	2.62	0.00
Common warrants canceled	(71)	(96)	(179)	2.85	2.85	2.50
Warrants outstanding at end of fiscal year:
Common	1,278	1,428	1,545	2.57	2.61	2.61
Preferred	25	25	25	2.00	2.00	2.00
	1,303	1,453	1,570	$2.57	$2.60	$2.60

The weighted average remaining contractual life of preferred and common warrants as of June 30, 2006 is 5.47 and 4.56 years, respectively. As of June 30, 2006, outstanding warrants are 100% vested. The expense related to warrants was recognized prior to fiscal 2004.

13.    EMPLOYEE BENEFIT PLAN

The Company maintains a voluntary defined contribution plan covering all eligible employees. Eligible employees may elect to defer and contribute a percentage of their compensation to the plan, not to exceed the dollar amount set by law. The Company also provides for a matching contribution after one year of employment. During fiscal year 2004, the Company changed their match from 50% of the first 3% of an employee’s contributions to a match of 100% of the first 3% of an employee’s contributions. During fiscal years 2006, 2005 and 2004, the Company contributed $0.6 million, $0.4 million and $0.1 million, respectively, to the plan.

14.    OTHER COMMITMENTS AND CONTINGENCIES

Litigation Related   —   Since fiscal year 2000, the Company had been involved in five related lawsuits with its corporate support center landlord and related parties. Four of these lawsuits were settled subject to a Settlement Agreement dated September 15, 2003 (the ‘‘Settlement Agreement’’), which provided for settlement of these actions by payment from the defendants (including the Company) of an aggregate of $6.4 million. The Company’s share of this payment

JAMBA JUICE COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS   (Continued)

was $2.8 million, of which $1.8 million and $1.0 million of expense was recognized in fiscal year 2003 and 2002, respectively. The Company, in accordance with the Settlement Agreement, made payment on January 14, 2004. The fifth lawsuit was settled under a separate agreement dated August 26, 2003, which provided for a payment of $10,000, which was expensed in fiscal year 2003.

The Company tendered a claim to its insurer for defense and indemnity in two of the lawsuits covered in the Settlement Agreement. The insurer denied the claim, which denial was disputed by the Company. The insurer then sued the Company on June 26, 2003, seeking a judicial determination on whether the insurer has a duty to defend or indemnify the Company in these matters. The Company filed a cross complaint seeking damages for the insurer’s failure to defend and indemnify the Company in one or more of the above lawsuits. This action was settled during fiscal year 2005 with proceeds received from the insurer of $2.6 million and which is classified as litigation settlement on the Company’s consolidated statement of income for fiscal 2005.

During fiscal year 2003, the Company also settled a class action lawsuit against the Company that alleged that the Company failed to pay overtime wages, in violation of Federal and California law, to current and former employees designated as ‘‘General Manager’’ and ‘‘Assistant General Manager.’’ The Company agreed to pay $3.0 million plus payroll taxes to the class and its representatives ratably over a five-year period beginning in fiscal year 2004. The net present value of this obligation, including related payroll taxes, of $2.8 million, was expensed in fiscal year 2003. These obligations are due and payable upon a change of control of the Company. Legal costs of $0.5 million related to this lawsuit are also included in litigation settlement costs in fiscal year 2003.

During fiscal year 2004, the Company reduced its estimate of related payroll taxes by $85,000 and accordingly reduced the accrual.

In January 2006, a lawsuit was filed against the Company by Foodie Partners in the Federal Court in Texas (E. Dist. Texas, Civ. No. 2:06-cv-012). The lawsuit alleges infringement of U.S. Patent No. 5,950,448. The patent in question describes dispensing and combining refrigerated source liquids, ice, and flavoring additives to create a ‘‘smoothie’’ type beverage, and is generally directed to locating various ingredients (source liquids, flavor additives, ice) as well as processing mechanisms (blender, beverage tap, sink, etc.) in relation to specific locations. The plaintiffs seek injunctive relief, damages, and attorney’s fees and costs. Due to the early status of this case, the Company cannot estimate the possible loss to the Company, if any. Based on a preliminary analysis, the Company believes the claims are without merit and intends to vigorously defend the lawsuit.

The Company is also a defendant in certain litigation arising in the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a significant effect on the consolidated financial statements.

Sales Tax Settlement   —   During fiscal 2005, the Company settled a sales tax audit related to prior years for $2.6 million.

Employment Agreements   —   The Company has agreements with certain officers to provide severance benefits in the event their employment is terminated under certain defined circumstances resulting in a contingent liability that is not reflected in the consolidated financial statements as of June 30, 2006.

Other   —   The Company is the guarantor on three store leases for two franchisees and would be liable for lease payments in the event either of these parties defaulted on their lease obligations. The Company has determined the fair value of its guarantee to be insignificant, however, the potential amount of this liability is $0.3 million as of June 30, 2006.

The Company has commitments under contracts for the construction of leasehold and other improvements for stores to be opened in fiscal year 2007. Portions of such contracts not

JAMBA JUICE COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS   (Continued)

completed at the end of fiscal year 2006 are not reflected in the consolidated financial statements. These unrecorded commitments are $1.1 million at June 30, 2006.

Subsequent to year end, the Company entered into a purchase obligation with a supplier for certain fruits for a 15 year term, ending in 2024 for commitments to purchase a minimum level of fruit, totaling $32.2 million.

15.    RELATED PARTY TRANSACTIONS

On December 8, 2004, the Company entered into a four year consulting agreement with Kirk Perron, its founder, director and shareholder. Mr. Perron advises and assists the Company and its board of directors in connection with certain projects, public appearances, promotional events and as such other matters as agreed between the Company and Mr. Perron. The terms of the agreement are to make consulting payments of $150,000 per year. In addition, the Company reimburses Mr. Perron for business related expenses.

16.    RESTATEMENT

The Company’s management initiated a review of its lease-related accounting practices and determined that a correction was required to the way it accounted for leasehold improvements and for rent holidays. As a result the Company previously restated its financial statements for fiscal 2004 and fiscal 2003.

Subsequent to the issuance of the Company’s 2005 financial statements, in the course of reviewing its tax provision and assessment of its deferred taxes, management determined that a deferred tax asset for the aggregate effect of the prior year lease restatement and the tax effect for the Company's acquisition of franchise stores in the Midwest region had not been recorded. As a result, the Company restated the accompanying financial statements as of and for the years ended June 30, 2005 and 2004 from amounts previously reported. This resulted in a reduction in net income of $0.9 million, and an increase in net income of $1.0 million for fiscal years 2005 and 2004, respectively. The restatement did not affect total operating, investing, or financing cash flows.

A summary of the significant effects of the restatement is as follows (in thousands):

Balance Sheet

	June 28, 2005
	As Previously Reported	As Restated
Deferred income taxes – long term	$8,358	$9,012
Total assets	92,607	93,267
Other accrued expenses	4,928	5,432
Total current liabilities	36,644	37,148
Total liabilities	59,009	59,513
Accumulated deficit	(30,250)	(30,094)
Total common stockholders’ deficit	(18,564)	(18,408)
Total liabilities and stockholders’ deficit	92,607	93,267

JAMBA JUICE COMPANY AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS   (Continued)

Statements of Income

	Fiscal Year Ended June 28, 2005		Fiscal Year Ended June 29, 2004
	As Previously Reported	As Restated	As Previously Reported	As Restated
Income tax expense (benefit), net	$1,095	$1,972	$(11,217)	$(12,250)
Net income	962	85	15,913	16,946

17.    PENDING TRANSACTION

On March 10, 2006, the Company entered into a merger agreement with Services Acquisition Corp. International (‘‘SACI’’) whereby SACI will acquire all the outstanding common and preferred stock of the Company for approximately $265 million. This transaction will be accounted for as a purchase in accordance with SFAS No. 141, ‘‘Business Combinations.’’ SACI will be the acquiring entity since its stockholders will ultimately remain in control of the combined company following the merger. Under the purchase method of accounting, the financial statements of the acquiring entity remain unchanged and the merger will be recorded as of the closing date, reflecting the assets and liabilities of the Company (the target), at their acquisition date fair values. Intangible assets that are identifiable are recognized separately from goodwill which is measured and recognized as the excess of the fair value of the Company, as a whole, over the net amount of the recognized identifiable assets acquired and liabilities assumed. The results of operations of the Company will be included in the results of the surviving entity from the date of acquisition forward.

A transaction fee of approximately $2.7 million, will be payable to the Company’s financial advisor upon the successful closing of the merger.

JJC FLORIDA, LLC

FINANCIAL STATEMENTS

December 13, 2005

JJC FLORIDA, LLC

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Members of
JJC Florida, LLC:

We have audited the accompanying balance sheet of JJC Florida, LLC (the ‘‘Company’’) as of December 13, 2005 and the related statements of operations, changes in members’ equity and cash flows for the fiscal year ended December 13, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of JJC Florida, LLC as of December 13, 2005, and the results of its operations and its cash flows for the fiscal year then ended, in conformity with accounting principles generally accepted in the United States of America.

Miami, Florida
June 9, 2006

JJC FLORIDA, LLC
Balance Sheet
December 13, 2005

2005
ASSETS
Current Assets
Cash	$170,413
Receivables	3,183
Inventories	76,890
Prepaid expenses and other current assets	40,678
Total Current Assets	291,164
Property and Equipment
Leasehold improvements	2,102,400
Furniture, fixtures and equipment	1,888,967
3,991,367
Accumulated depreciation	(1,493,522)
Property and Equipment, net	2,497,845
Other Assets	35,431
Total Assets	$2,824,440
LIABILITIES AND MEMBERS’ EQUITY
Current Liabilities
Accounts payable	$148,221
Affiliated payable	1,007,722
Accrued liabilities	248,109
Total Current Liabilities	1,404,052
Deferred Rent	111,789
Deferred Tenant Allowances	114,402
Total Liabilities	1,630,243
Commitments and Contingencies (Note 4)
Members’ Equity	1,194,197
Total Liabilities and Members’ Equity	$2,824,440

The accompanying notes are an integral part of these financial statements.

JJC FLORIDA, LLC
Statement of Operations
For The Year Ended December 13, 2005

2005
Net Revenues	$6,639,369
Cost of Goods Sold	1,911,393
Store Operating Expense:
Payroll and related benefits	2,406,359
Occupancy	888,578
Royalty, consulting and service fees to affiliates	331,969
Marketing and promotion	307,155
Depreciation and amortization	588,764
Other	547,749
Total Store Operating Expenses	5,070,574
Pre-opening Costs	180,841
Store Losses before General, Administrative and Development Expenses Contribution	(523,439)
General, Administrative and Development Expenses:
Payroll and related benefits	177,737
Depreciation and amortization	33,705
Management fees to affiliates, net	245,035
Other	245,223
Total General, Administrative and Development Expenses	701,700
Net Loss	$(1,225,139)

The accompanying notes are an integral part of these financial statements.

JJC FLORIDA, LLC
Statement of Changes in Members’ Equity
For The Year Ended December 13, 2005

	Juice Partners Florida, LLC	Jamba Juice Company	Total
Balances, December 28, 2004	(155,471)	1,591,254	1,435,783
Members’ Contributions	500,000	483,553	983,553
Net Loss	(808,333)	(416,806)	(1,225,139)
Balances, December 13, 2005	$(463,804)	$1,658,001	$1,194,197

The accompanying notes are an integral part of these financial statements.

JJC FLORIDA, LLC
Statement of Cash Flows
For The Year Ended December 13, 2005

2005
Cash Flows from Operating Activities:
Net loss	$(1,225,139)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	622,469
Changes in assets and liabilities:
Increase in receivables	(2,140)
Decrease in inventories	37,237
Increase in prepaid expenses and other assets	(16,696)
Decrease in accounts payable	(54,551)
Increase in accrued liabilities	4,655
Increase in affiliated payable	122,052
Increase in deferred tenant allowances	114,402
Increase in deferred rent	67,603
Net Cash used in Operating Activities	(330,108)
Cash Flows from Investing Activities:
Property and equipment expenditures	(603,702)
Cash Flows from Financing Activities:
Proceeds from members’ contributions	983,553
Net Increase in Cash	49,743
Cash, Beginning of Year	120,670
Cash, End of Year	$170,413

The accompanying notes are an integral part of these financial statements.

JJC FLORIDA, LLC
Notes to Financial Statements
For the Years Ended December 13, 2005

NOTE 1.	ORGANIZATION

JJC Florida, LLC (the ‘‘Company’’), is a Florida limited liability company established on August 13, 1999, pursuant to an operating agreement (the ‘‘Agreement’’) between Juice Partners Florida, LLC (JPF), a Florida limited liability company, and Jamba Juice Company (JJC), a California corporation (herein referred to collectively as the ‘‘Members’’). The Company was established for the purpose of developing, owning and operating Jamba Juice retail stores in the State of Florida under an exclusive development and licensing agreement (the ‘‘License Agreement’’) with JJC (Note 4). The Company offers a wide variety of fresh blended-to-order smoothies, fresh-squeezed juices, baked goods and snacks through retail stores. The Company manages its operations by store. The Company operated thirteen stores as of December 13, 2005.

JPF is the managing member and is responsible for administering the affairs of the Company. Certain major decisions, as defined, require the approval of a management committee, which is comprised of representatives from JPF and JJC. Prior to the Agreement Amendments discussed below, the Members committed to make up to $9 million in capital contributions if requested by JPF. As of December 13, 2005, accumulated Members capital contributions approximated $7,687,500.

On October 20, 2003, the Company entered into two amendments to the Agreement and License Agreement (‘‘Amendments’’), whereby JJC shall provide additional capital contributions of up to $2 million (‘‘Additional Contribution’’), thereby increasing the Members total commitment in capital contributions to $11 million. Under the Amendments, profits and losses are to be allocated to the Members in proportion to their cash contributions to the Company until the end of the fiscal year during which the cumulative profits of the Company equal or exceed the cumulative losses previously realized. Thereafter, profits shall be allocated to the Members in proportion to their recalculated interests. Under the Amendments, the recalculated interests of the Members are based on the commitment of the Additional Contribution, except that the commitment of the Additional Contribution made by JJC shall include a 25 percent premium.

On June 28, 2005, the Company entered into a third amendment (the ‘‘Third Amendment’’) to the Agreement and License Agreement, whereby JJC is provided the option to purchase 100 percent of JPF’s interest in the Company for a period of 90 days commencing on October 1, 2008. Furthermore, if in the future, the Company requests additional capital contributions, the actual contribution will contain a 25 percent premium, if only one of the Members participates in the additional capital contribution. In addition, JJC gave notice terminating the Company’s right to develop additional Jamba Juice stores and canceling the Company’s previously exclusive right to operate Jamba Juice stores in the State of Florida.

The Agreement shall continue through the earlier of the dissolution of the License Agreement or August 31, 2019.

At December 13, 2005, the allocation of profits and losses are based on cash contributions received by the Company are as follows:

JPF	64.8%
JJC	35.2%
100.0%

During the year ended December 13, 2005, members made capital contributions of $983,553. This caused the percentages of allocation of profit and losses to vary during the year.

Concentrations of Risk

The Company maintains food distribution contracts primarily with one supplier. This supplier provided during fiscal year 2005, 86% of product cost included in cost of sales, which potentially

JJC FLORIDA, LLC
Notes to Financial Statements (Continued)
For the Years Ended December 13, 2005

subjects the Company to a concentration of business risk. If this supplier had operational problems or ceased making product available to the Company, operations could be adversely affected.

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

During the 2005 fiscal year, the Company changed its fiscal year end from the last Tuesday closest to December 24, to the second Tuesday in December. The 2005 fiscal year ended December 13, 2005 includes 50 weeks.

Management Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash

Cash primarily consists of demand deposits in interest and non-interest bearing accounts. The carrying amount of these deposits approximates their fair value. The bank balances maintained may, at times, exceed available depository insurance limits. The Company believes no significant concentration of risk exists with respect to these cash balances.

The Company held bank balances in excess of available depository limits of approximately $84,000 as of December 13, 2005.

Fair Value of Financial Instruments

The carrying value of cash and equivalents, receivables, and accounts payable and accrued expenses approximates fair value. The carrying value of deferred rent and deferred tenant allowances approximate their estimated fair value due to the relatively short maturities.

Inventories

Inventories include only the purchase cost and are stated at lower of cost of market. Cost is determined using the first-in, first-out method (FIFO). Inventories consist of food, beverages and available for sale promotional products.

Property and Equipment

Furniture, fixtures, and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of furniture, fixtures, and equipment is calculated using the straight-line method over the estimated useful life of the asset generally ranging from three to seven years. Leasehold improvements are amortized over the shorter of their estimated useful lives or the related lease term, which is generally 10 years, commencing the month after the asset is placed in service. The costs of repair and maintenance are expensed when incurred, while expenditures for refurbishments and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized.

Depreciation and amortization amounted to $622,469 as of December 13, 2005.

Long-Lived Assets

Asset impairments are recorded when the carrying values of assets are not recoverable. For purposes of recognizing and measuring impairment of long-lived assets, the Company categorizes assets of operating stores as ‘‘Assets to Be Held and Used’’ and assets of stores that have been closed

JJC FLORIDA, LLC
Notes to Financial Statements (Continued)
For the Years Ended December 13, 2005

as ‘‘Assets to Be Disposed Of.’’ The Company evaluates assets at the store level because this is the lowest level of identifiable cash flows ascertainable to evaluate impairment. Assets being tested for recoverability at this level include tangible long-lived assets.

The Company reviews long-lived assets to be held and used for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable or at least annually. Impairment losses are measured as the amount by which the carrying amount of assets exceeds the fair value of the asset. When fair values are not available, the Company estimates fair value using the expected future cash flows discounted at a rate commensurate with the risks associated with the recovery of the asset. No impairment losses were incurred in 2005.

Deferred Rent

The Company’s lease agreements generally include scheduled rent increases during the lease term, or for rental payments commencing at a date other than the date of initial occupancy. Rent expense is recognized on a straight-line basis over the respective terms of the leases. The difference between the amount charged to operations and cash paid under the leases is recorded as deferred rent.

Deferred Tenant Allowance

Deferred tenant allowance amounts represent tenant allowances provided by the landlord for leasehold improvements at various locations. The tenant allowance amounts were previously recorded as an offset to the respective leasehold improvements which the Company determined was not in accordance with generally accepted accounting principles but was not material enough to restate prior year’s financial statements. These amounts are amortized over the shorter of the related leasehold improvement life or the term of the lease.

Revenue Recognition

Revenue is recognized when the product is sold. Revenue from jambacards and gift certificates are recognized upon redemption. If collection is doubtful, a receivable and an allowance are recorded without any revenue recognition. Revenue is recognized at the time such receivables are collected. There was no allowance required as of December 13, 2005.

Pre-opening Costs

Pre-opening costs include certain costs incurred to establish a new store location and costs incurred in connection with the start-up of its operations.

The Company records pre-opening expenses in accordance with Statement of Position 98-5, Reporting on the Costs of Start-Up Activities, which requires costs of start-up activities and organization costs to be expensed as incurred.

Marketing and Promotion

All marketing and promotion costs are expensed as incurred. Marketing and promotion costs amounted to $307,155 as of December 13, 2005.

Income Taxes

Income or loss for tax reporting purposes is the responsibility of the individual members and, accordingly, no provision or benefit for income taxes is recorded by the Company.

Segment Reporting

In 1997, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard (SFAS) No. 131, Disclosures about Segments of an Enterprise and Related Information. The method of determining what information to report is based on the way that management organizes the operating segments within the Company for making operational decisions

JJC FLORIDA, LLC
Notes to Financial Statements (Continued)
For the Years Ended December 13, 2005

and assessments of financial performance. The Company operates under one reportable retail segment. Accordingly, segment information is not applicable.

Recent Accounting Pronouncements

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS No. 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as liabilities in statements of financial position. Previously, many of those financial instruments were classified as equity. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the fiscal year 2004. The Company’s adoption of SFAS No. 150 did not have an impact on its financial statements.

The Company adopted FASB Interpretation No. 46 and 46R, Consolidation of Variable Interest Entities, effective December 29, 2002. Interpretation 46, as revised in December 2003, changes the accounting model for consolidation from one based on control through voting interests to one based on control through economic interests. Whether to consolidate an entity now also considers whether that entity has sufficient equity at risk to enable it to operate without additional subordinated financial support, whether the equity owners in that entity lack the obligation to absorb expected losses or the right to receive residual returns of the entity, or whether voting rights in the entity are not proportional to the equity interest and substantially all the entity’s activities are conducted for an investor with few voting rights. This interpretation requires a Company to consolidate variable interest entities (VIE’s) if the enterprise is a primary beneficiary of the VIE and the VIE possesses specific characteristics. It also requires additional disclosures for parties involved with VIE’s. The adoption of this statement did not have a material impact on the Company’s results of operations or financial position because the Company does not invest or participate in any entities, which would be considered VIE’s under Interpretation 46.

In December 2004, the FASB issued SFAS No. 151, Inventory Costs, which clarifies the accounting for freight, handling costs, and wasted material (spoilage). Under this Statement, such items will be recognized as current-period charges. In addition, the Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This Statement will be effective for the Company for inventory costs incurred on or after January 1, 2006. The Company does not expect the adoption of this Statement to have a significant effect on the Company’s financial statements.

In March 2005, the FASB issued Interpretation No. 47, Accounting for Conditional Asset Retirement Obligations, an interpretation of SFAS No. 143 (FIN 47). FIN 47 requires the recognition of a liability for the fair value of a legally-required conditional asset retirement obligation when incurred, if the liability’s fair value can be reasonably estimated. FIN 47 also clarifies when an entity would have sufficient information to reasonably estimate the fair value of an asset retirement obligation. FIN 47 is effective for fiscal years ending after December 15, 2005. The Company does not expect the adoption of SFAS 143 to have a significant effect on the Company’s financial statements.

In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, which supersedes Accounting Principles Board Opinion No. 20, Accounting Changes and SFAS No. 3, Reporting Accounting Changes in Interim Financial Statements. SFAS 154 changes the requirements for the accounting for and reporting of changes in accounting principles. The statement requires the retroactive application to prior periods’ financial statements of changes in accounting principles, unless it is impracticable to determine either the period specific effects or the cumulative effect of the change. SFAS 154 does not change the guidance for reporting the correction of an error in previously issued financial statements or the change in an accounting estimate. SFAS 154 is effective for

JJC FLORIDA, LLC
Notes to Financial Statements (Continued)
For the Years Ended December 13, 2005

accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company does not expect the adoption of SFAS 154 to have a material impact on its results of operations and financial condition.

NOTE 3.	INVENTORIES

Inventories consisted of the following:

December 13, 2005
Store restaurant	$65,355
Store retail	11,535
$76,890

Lease Commitments

The Company leases its store locations under operating leases expiring through 2015. Most of the leases provide for renewable option periods. Total lease expense approximated $624,000 as of December 13, 2005.

At December 13, 2005, the future minimum rental commitments under these leases, including renewal options likely to be exercised, were approximately:

Year ended December,
2006	$601,000
2007	607,000
2008	609,000
2009	653,000
2010	623,000
Thereafter	1,604,000
$4,697,000

In addition to the amounts above, the Company is responsible for common area maintenance costs, real property taxes and additional rents, based on revenues, pursuant to certain store leases.

The Company entered into a lease agreement with a third-party to lease blender equipment for its store operations and is charged 2.0 cents per blended beverage sold.

Blender charges are included in other store operating expenses in the accompanying statements of operations. As of December 13, 2005 charges incurred were approximately $31,000.

Other Commitments and Contingencies

Royalty and Service Fees

The Company pays royalty and service fees equal to 5 percent of Net Sales, as defined, pursuant to the License Agreement with JJC.

Pursuant to the Amendment discussed in Note 1, payment of the royalty fees are deferred until the earlier of the time that the Company maintains positive cash flow for four consecutive quarters or June 30, 2008, at which time the deferred royalty fees become payable over a 12 month period and include interest based on the Company’s prevailing rate, as calculated quarterly. The deferral of royalty fees is retroactively effective to January 1, 2003.

In 2005, the Company incurred approximately $332,000 in royalty fees, respectively. At December 13, 2005, unpaid royalty fees and related interest expense in the amount of approximately $741,000, were included in accrued liabilities.

JJC FLORIDA, LLC
Notes to Financial Statements (Continued)
For the Years Ended December 13, 2005

Territorial Fees

Pursuant to the License Agreement, the Company paid a territorial fee of $125,000 in 2000 to JJC for the development of the first ten Jamba Juice stores in Florida. According to the License Agreement, the Company is also required to pay JJC a front-end fee, the amount of which is determined by the total number of Jamba Juice stores in Florida and Hawaii combined. The Hawaii Jamba Juice stores are owned and operated by JJC Hawaii, LLC, a Hawaii limited liability company and affiliated entity.

The front-end fees are $12,500 per store for the first ten Florida stores and $25,000 per store thereafter, if the combined store count is less than twenty-five. However, if the combined store count equals or exceeds twenty-five, then the front-end fee shall be reduced to $2,500 per store for the first ten Florida stores and $15,000 thereafter.

Pursuant to the Amendment discussed in Note 1, the payment of front-end fees are deferred until the earlier of the time that the Company maintains positive cash flow for four consecutive quarters or June 30, 2008, at which time the deferred front-end fees become payable over a 12 month period and include interest based on the Company’s prevailing rate, as calculated quarterly. The deferral of front-end fees is retroactively effective to January 1, 2003.

The Company incurred front-end fees of $18,000 in 2005, which were expensed as preopening costs.

Marketing Requirement

Based on the License Agreement, the Company was originally committed to spend a minimum of 1.5 percent of Net Sales, as defined, on marketing and promotions in the State of Florida. The License Agreement also required the Company to contribute 3.5 percent of Net Sales, as defined, to JJC’s national marketing fund. Prior to the amendments discussed below, for the first five years following the opening of the first Florida store, JJC was required to spend a minimum of three-sevenths of contributions received from the Company toward the direct marketing of the Jamba Juice brand, services and products in the State of Florida. Such contributions were to be expended within twelve months of receipt or otherwise be reimbursed to the Company. Following the said five-year period, JJC expected to have a national marketing program in place with direct benefit to the State of Florida and as such, would no longer be obligated to spend the minimum three-sevenths of national marketing fund contributions toward direct marketing in the State of Florida.

In July 2001, JJC revised its policy with regard to marketing requirements. Under the revised policy, the Company’s obligation to spend 1.5 percent of Net Sales, as defined, on marketing and promotions in the State of Florida was suspended by JJC until further notice. In addition, effective July 1, 2001, the Company was required to contribute 1.5 percent of Net Sales to JJC’s national marketing fund and spend an additional 2 percent of Net Sales, previously remitted to JJC, for JJC-approved local marketing.

On July 24, 2002, a second revision to JJC’s policy was made which increased the national marketing fund contribution to 1.7 percent of Net Sales and reduced the JJC-approved local marketing spending correspondingly to 1.8 percent of Net Sales.

On August 5, 2005, a third revision to JJC’s policy was made, which increased the national marketing fund contribution to 2.0 percent of Net Sales and reduced the JJC-approved local marketing spending correspondingly to 1.5 percent of Net Sales.

The policy terms are subject to change at any time at JJC’s sole discretion and JJC may perform audits as deemed necessary to ensure the spending is timely and relates to bona fide marketing activities. Pursuant to the Amendment discussed in Note 1, national marketing fund contributions are deferred retroactively from January 1, 2003 until the earlier of the time that the Company maintains

JJC FLORIDA, LLC
Notes to Financial Statements (Continued)
For the Years Ended December 13, 2005

positive cash flow for four consecutive quarters or June 30, 2008, at which time the deferred contributions become payable over a 12 month period and include interest based on the Company’s prevailing rate, as calculated quarterly.

At December 13, 2005, unpaid marketing fund contributions in the amount of $267,000, were included in accrued liabilities. As of December 13, 2005, the Company was in compliance with these marketing requirements.

Distributor Agreements

The Company entered into two third-party distributor agreements whereby most of the Company’s retail and restaurant inventory is purchased. Either party, given proper notice as specified in these agreements, may terminate these agreements at any time.

Litigation

The Company may be involved in litigation arising from transactions in the ordinary course of business. Management believes that the ultimate liability, if any, resulting from transactions in the ordinary course of business will not have a material effect on the financial condition and results of operations of the Company.

NOTE 5.	EMPLOYEE BENEFIT PLAN

The Company offers a 401(K) retirement savings plan (the ‘‘Plan’’), where eligible employees may contribute up to 25 percent of their compensation, as defined. The Company may make discretionary profit sharing contributions based on the employees’ compensation, as defined. Administrative expenses and other costs to administer the Plan, unless paid directly by the Company, are paid for by the Plan. The Company made no discretionary contributions in 2005.

NOTE 6.	RELATED PARTY TRANSACTIONS

Coffee Partners Hawaii

In 2001, the Company entered into a management agreement with Coffee Partners Hawaii (CPH), a Hawaii general partnership and affiliated entity. Under the terms of this agreement, certain administrative services and/or support such as accounting, payroll administration, executive management, store development, marketing, human resources, and training are to be provided to the Company in return for a management fee. The agreement also provides for certain management and development consulting services to be provided to CPH by the Company. In 2005, the Company incurred CPH management fees of approximately $172,000.

Café Del Caribe, LLC

In 2002, the Company entered into a management agreement with affiliate Café Del Caribe, LLC (CDC), a Delaware limited liability company, whereby certain executive management, administrative, marketing and store development services and/or support are provided to CDC in return for a management fee. The Company recognized management fees of approximately $3,000 in 2005 in conjunction with this agreement.

JJC

In 2004, the Company entered into a consulting agreement with JJC for consultation regarding the design, development and construction of stores constructed by the Company and the purchase of store furnishings and equipment. In 2005, the Company incurred consulting fees of $16,000, related to this agreement.

In June 28, 2005, the Company entered into a management agreement with JJC for JJC to manage and perform all of the day-to-day operations of the Company’s stores. JJC will also perform complete accounting services for the Company. In 2005, the Company incurred approximately $73,000 in management fees.

JJC FLORIDA, LLC
Notes to Financial Statements (Continued)
For the Years Ended December 13, 2005

Affiliates

Certain related parties paid for various expenses on behalf of the Company. In addition, amounts are owed to related parties for management fees. As of December 13, 2005, related amounts owed were approximately $92,000, of which, $60,000 is reflected in accounts payable and approximately $32,000 is reflected in accrued liabilities.

NOTE 7.	MEMBERS' EQUITY

The Company has received capital contributions from its members in an amount of $6,464,096 (unaudited) since its inception and has an accumulated deficit of $5,269,899 (unaudited) as of December 13, 2005.

NOTE 8.	SUBSEQUENT EVENT

The Company entered into a management agreement with JJC on June 28, 2005. This agreement called for JJC to hire all of the store employees as well as the Company’s two district managers and one marketing manager. On December 14, 2005, JJC hired the store team members of the Company.

JJC FLORIDA, LLC

FINANCIAL STATEMENTS

December 28, 2004 (unaudited)
and December 23, 2003 (unaudited)

.

JJC FLORIDA, LLC

TABLE OF CONTENTS

UNAUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEARS ENDED
DECEMBER 28, 2004 AND DECEMBER 23, 2003:

Page
Balance Sheets	F-66
Statements of Operations	F-67
Statements of Changes in Members’ Equity	F-68
Statements of Cash Flows	F-69
Notes to Financial Statements	F-70 – F-76

JJC FLORIDA, LLC
Balance Sheets
December 28, 2004 (unaudited)
and December 23, 2003 (unaudited)

	2004	2003
ASSETS
Current Assets
Cash	$120,670	$127,490
Receivables	1,043	8,786
Inventories	114,127	60,815
Prepaid expenses and other current assets	22,374	18,615
Total Current Assets	258,214	215,706
Property and Equipment
Leasehold improvements	1,758,152	1,045,760
Furniture, fixtures and equipment	1,705,577	1,019,110
	3,463,729	2,064,870
Accumulated depreciation	(947,117)	(718,923)
Property and Equipment, net	2,516,612	1,345,947
Other Assets	37,039	33,862
Total Assets	$2,811,865	$1,595,515
LIABILITIES AND MEMBERS’ EQUITY
Current Liabilities
Accounts payable	$202,772	$179,224
Affiliated payable	885,670	567,145
Accrued liabilities	243,454	201,741
Total Current Liabilities	1,331,896	948,110
Deferred Rent	44,186	50,260
Total Liabilities	1,376,082	998,370
Commitments and Contingencies (Note 4)
Members' Equity	1,435,783	597,145
Total Liabilities and Members’ Equity	$2,811,865	$1,595,515

The accompanying notes are an integral part of these financial statements.

JJC FLORIDA, LLC

Statements of Operations
For The Years Ended December 28, 2004 (unaudited)
and December 23, 2003 (unaudited)

	2004	2003
Net Revenues	$4,623,078	$3,377,243
Cost of Goods Sold	1,299,084	947,010
Store Operating Expense:
Payroll and related benefits	1,764,155	1,253,856
Occupancy	613,604	387,446
Royalty, consulting and service fees to affiliates	231,147	230,020
Marketing and promotion	307,044	184,878
Depreciation and amortization	384,631	261,321
Other	368,648	256,040
Total Store Operating Expense	3,669,229	2,573,561
Pre-Opening Costs	195,809	18,534
Store Losses before General, Administrative and Development Expenses Contribution	(541,044)	(161,862)
General, Administrative and Development Expenses:
Payroll and related benefits	304,581	233,901
Depreciation and amortization	30,675	42,529
Management fees to affiliates, net	261,662	207,000
Other	273,400	202,747
Total General, Administrative and Development Expenses	870,318	686,177
Net Loss	$(1,411,362)	$(848,039)

The accompanying notes are an integral part of these financial statements.

JJC FLORIDA, LLC

Statements of Changes in Members’ Equity (deficit)
For The Years Ended December 28, 2004 (unaudited)
and December 23, 2003 (unaudited)

	Juice Partners Florida, LLC	Jamba Juice Company	Total
Balances, December 24, 2002	$1,016,676	$53,508	$1,070,184
Members’ Contributions	356,250	18,750	375,000
Net Loss	(805,637)	(42,402)	(848,039)
Balances, December 23, 2003	567,289	29,856	597,145
Members’ Contributions	250,000	2,000,000	2,250,000
Net Loss	(972,760)	(438,602)	(1,411,362)
Balances, December 28, 2004	$(155,471)	$1,591,254	$1,435,783

The accompanying notes are an integral part of these financial statements.

JJC FLORIDA, LLC

Statements of Cash Flows
For The Years Ended December 28, 2004 (unaudited)
and December 23, 2003 (unaudited)

	2004	2003
Cash Flows from Operating Activities:
Net loss	$(1,411,362)	$(848,039)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	415,306	303,850
Changes in assets and liabilities:
Decrease (increase) in receivables	7,743	(6,292)
(Increase) decrease in inventories	(53,312)	1,656
(Increase) decrease in prepaid expenses and other assets	(6,936)	34,785
Increase in accounts payable	24,736	25,634
Increase in accrued liabilities	24,732	46,839
Increase in affiliated payable	334,318	279,191
(Decrease) increase in deferred rent	(6,074)	11,911
Net Cash used in Operating Activities	(670,849)	(150,465)
Cash Flows from Investing Activities:
Property and equipment expenditures	(1,585,971)	(203,571)
Cash Flows from Financing Activities:
Proceeds from members’ contributions	2,250,000	375,000
Net Increase (Decrease) in Cash	(6,820)	20,964
Cash, Beginning of Year	127,490	106,526
Cash, End of Year	$120,670	$127,490

The accompanying notes are an integral part of these financial statements.

JJC FLORIDA, LLC
Notes to Financial Statements
For The Years Ended December 28, 2004 (Unaudited)
 and December 23, 2003 (Unaudited)

NOTE 1.	ORGANIZATION

JJC Florida, LLC (the ‘‘Company’’), is a Florida limited liability company established on August 13, 1999, pursuant to an operating agreement (the ‘‘Agreement’’) between Juice Partners Florida, LLC (JPF), a Florida limited liability company, and Jamba Juice Company (JJC), a California corporation (herein referred to collectively as the ‘‘Members’’). The Company was established for the purpose of developing, owning and operating Jamba Juice retail stores in the State of Florida under an exclusive development and licensing agreement (the ‘‘License Agreement’’) with JJC (Note 4). The Company offers a wide variety of fresh blended-to-order smoothies, fresh-squeezed juices, baked goods and snacks through retail stores. The Company manages its operations by store. The Company operated eleven stores as of December 28, 2004 and six stores as of December 23, 2003.

JPF is the managing member and is responsible for administering the affairs of the Company. Certain major decisions, as defined, require the approval of a management committee, which is comprised of representatives from JPF and JJC. Prior to the Agreement Amendments discussed below, the Members committed to make up to $9 million in capital contributions if requested by JPF. As of December 28, 2004 and December 23, 2003, accumulated Members capital contributions approximated $6,704,000 and $4,204,000, respectively.

On October 20, 2003, the Company entered into two amendments to the Agreement and License Agreement (‘‘Amendments’’), whereby JJC shall provide additional capital contributions of up to $2 million (‘‘Additional Contribution’’), thereby increasing the Members total commitment in capital contributions to $11 million. Under the Amendments, profits and losses are to be allocated to the Members in proportion to their cash contributions to the Company until the end of the fiscal year during which the cumulative profits of the Company equal or exceed the cumulative losses previously realized. Thereafter, profits shall be allocated to the Members in proportion to their recalculated interests. Under the Amendments, the recalculated interests of the Members are based on the commitment of the Additional Contribution, except that the commitment of the Additional Contribution made by JJC shall include a 25 percent premium.

At December 28, 2004, the allocation of profits and losses are based on cash contributions received by the Company are as follows:

JPF	66.8%
JJC	33.2%
100.0%

During the year ended December 28, 2004, members made capital contributions of $2,500,000. This caused the percentages of allocation of profit and losses to vary during the year.

Concentrations of Risk

The Company maintains food distribution contracts primarily with one supplier. This supplier provided during fiscal year 2005, 86% of product cost included in cost of sales, which potentially subjects the Company to a concentration of business risk. If this supplier had operational problems or ceased making product available to the Company, operations could be adversely affected.

JJC FLORIDA, LLC
Notes to Financial Statements
For The Years Ended December 28, 2004 (Unaudited)
 and December 23, 2003 (Unaudited)

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company’s fiscal year ends on the last Tuesday closest to December 24. The 2004 fiscal year ended December 28, 2004 includes 53 weeks. The 2003 fiscal year ended December 23, 2003 includes 52 weeks.

Management Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash

Cash primarily consists of demand deposits in interest and non-interest bearing accounts. The carrying amount of these deposits approximates their fair value. The bank balances maintained may, at times, exceed available depository insurance limits. The Company believes no significant concentration of risk exists with respect to these cash balances.

The Company held bank balances in excess of available depository limits of approximately $105,000 and $202,000, as of December 28, 2004 and December 23, 2003, respectively.

Fair Value of Financial Instruments

The carrying value of cash and equivalents, receivables, and accounts payable and accrued expenses approximates fair value. The carrying value of deferred rent and deferred tenant allowances approximate their estimated fair value due to the relatively short maturities.

Inventories

Inventories include only the purchase cost and are stated at lower of cost of market. Cost is determined using the first-in, first-out method (FIFO). Inventories consist of food, beverages and available for sale promotional products.

Property and Equipment

Furniture, fixtures, and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of furniture, fixtures, and equipment is calculated using the straight-line method over the estimated useful life of the asset generally ranging from three to seven years. Leasehold improvements are amortized over the shorter of their estimated useful lives or the related lease term, which is generally 10 years, commencing the month after the asset is placed in service. The costs of repair and maintenance are expensed when incurred, while expenditures for refurbishments and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized.

Depreciation and amortization amounted to $415,306 and $303,850, as of December 28, 2004 and December 23, 2003, respectively.

Long-Lived Assets

Asset impairments are recorded when the carrying values of assets are not recoverable. For purposes of recognizing and measuring impairment of long-lived assets, the Company categorizes

JJC FLORIDA, LLC
Notes to Financial Statements
For The Years Ended December 28, 2004 (Unaudited)
 and December 23, 2003 (Unaudited)

assets of operating stores as ‘‘Assets to Be Held and Used’’ and assets of stores that have been closed as ‘‘Assets to Be Disposed Of.’’ The Company evaluates assets at the store level because this is the lowest level of identifiable cash flows ascertainable to evaluate impairment. Assets being tested for recoverability at this level include tangible long-lived assets.

The Company reviews long-lived assets to be held and used for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable or at least annually. Impairment losses are measured as the amount by which the carrying amount of assets exceeds the fair value of the asset. When fair values are not available, the Company estimates fair value using the expected future cash flows discounted at a rate commensurate with the risks associated with the recovery of the asset. No impairment losses were incurred in 2004 and 2003.

Deferred Rent

The Company’s lease agreements generally include scheduled rent increases during the lease term, or for rental payments commencing at a date other than the date of initial occupancy. Rent expense is recognized on a straight-line basis over the respective terms of the leases. The difference between the amount charged to operations and cash paid under the leases is recorded as deferred rent.

Revenue Recognition

Revenue is recognized when the product is sold. Revenue from jambacards and gift certificates are recognized upon redemption. If collection is doubtful, a receivable and an allowance are recorded without any revenue recognition. Revenue is recognized at the time such receivables are collected. There was no allowance required as of December 28, 2004 and December 23, 2003.

Pre-opening Costs

Pre-opening costs include certain costs incurred to establish a new store location and costs incurred in connection with the start-up of its operations.

The Company records pre-opening expenses in accordance with Statement of Position 98-5, Reporting on the Costs of Start-Up Activities, which requires costs of start-up activities and organization costs to be expensed as incurred.

Marketing and Promotion

All marketing and promotion costs are expensed as incurred. Marketing and promotion costs amounted to $307,044 and $184,878 as of December 28, 2004 and December 23, 2003, respectively.

Income Taxes

Income or loss for tax reporting purposes is the responsibility of the individual members and, accordingly, no provision or benefit for income taxes is recorded by the Company.

Segment Reporting

In 1997, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard (SFAS) No. 131, Disclosures about Segments of an Enterprise and Related Information. The method of determining what information to report is based on the way that management organizes the operating segments within the Company for making operational decisions and assessments of financial performance. The Company operates under one reportable retail segment. Accordingly, segment information is not applicable.

JJC FLORIDA, LLC
Notes to Financial Statements
For The Years Ended December 28, 2004 (Unaudited)
 and December 23, 2003 (Unaudited)

Recent Accounting Pronouncements

In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS No. 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as liabilities in statements of financial position. Previously, many of those financial instruments were classified as equity. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the fiscal year 2004. The Company’s adoption of SFAS No. 150 did not have an impact on its financial statements.

The Company adopted FASB Interpretation No. 46 and 46R, Consolidation of Variable Interest Entities, effective December 29, 2002. Interpretation 46, as revised in December 2003, changes the accounting model for consolidation from one based on control through voting interests to one based on control through economic interests. Whether to consolidate an entity now also considers whether that entity has sufficient equity at risk to enable it to operate without additional subordinated financial support, whether the equity owners in that entity lack the obligation to absorb expected losses or the right to receive residual returns of the entity, or whether voting rights in the entity are not proportional to the equity interest and substantially all the entity’s activities are conducted for an investor with few voting rights. This interpretation requires a Company to consolidate variable interest entities (VIE’s) if the enterprise is a primary beneficiary of the VIE and the VIE possesses specific characteristics. It also requires additional disclosures for parties involved with VIE’s. The adoption of this statement did not have a material impact on the Company’s results of operations or financial position because the Company does not invest or participate in any entities, which would be considered VIE’s under Interpretation 46.

In December 2004, the FASB issued SFAS No. 151, Inventory Costs, which clarifies the accounting for freight, handling costs, and wasted material (spoilage). Under this Statement, such items will be recognized as current-period charges. In addition, the Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This Statement will be effective for the Company for inventory costs incurred on or after January 1, 2006. The Company does not expect the adoption of this Statement to have a significant effect on the Company’s financial statements.

NOTE 3.	INVENTORIES

Inventories consisted of the following:

	December 28, 2004	December 23, 2003
Store restaurant	$103,510	$53,377
Store retail	10,617	7,438
	$114,127	$60,815

NOTE 4.	COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company leases its store locations under operating leases expiring through 2015. Most of the leases provide for renewable option periods. Total lease expense approximated $392,000 and $260,000 as of December 28, 2004 and December 23, 2003, respectively.

JJC FLORIDA, LLC
Notes to Financial Statements
For The Years Ended December 28, 2004 (Unaudited)
 and December 23, 2003 (Unaudited)

At December 28, 2004, the future minimum rental commitments under these leases, including renewal options likely to be exercised, were approximately:

Year ended December,
2005	$585,000
2006	667,000
2007	543,000
2008	543,000
2009	563,000
Thereafter	2,157,000
$5,058,000

In addition to the amounts above, the Company is responsible for common area maintenance costs, real property taxes and additional rents, based on revenues, pursuant to certain store leases.

The Company entered into a lease agreement with a third-party to lease blender equipment for its store operations and is charged 3.0 cents per blended beverage sold. Beginning August 2003, the charge decreased to 2.0 cents per blended beverage sold.

Blender charges are included in other store operating expenses in the accompanying statements of operations. As of December 28, 2004 and December 23, 2003 charges incurred were approximately $24,000 and $23,000, respectively.

Other Commitments and Contingencies

Royalty and Service Fees

The Company pays royalty and service fees equal to 5 percent of Net Sales, as defined, pursuant to the License Agreement with JJC.

Pursuant to the Amendment discussed in Note 1, payment of the royalty fees are deferred until the earlier of the time that the Company maintains positive cash flow for four consecutive quarters or June 30, 2008, at which time the deferred royalty fees become payable over a 12 month period and include interest based on the Company’s prevailing rate, as calculated quarterly. The deferral of royalty fees is retroactively effective to January 1, 2003.

In 2004 and 2003, the Company incurred approximately $231,000 and $168,000 in royalty fees, respectively. At December 28, 2004 and December 23, 2003, unpaid royalty fees and related interest expense in the amount of approximately $407,000 and $166,000, respectively, were included in accrued liabilities.

Territorial Fees

Pursuant to the License Agreement, the Company paid a territorial fee of $125,000 in 2000 to JJC for the development of the first ten Jamba Juice stores in Florida. According to the License Agreement, the Company is also required to pay JJC a front-end fee, the amount of which is determined by the total number of Jamba Juice stores in Florida and Hawaii combined. The Hawaii Jamba Juice stores are owned and operated by JJC Hawaii, LLC, a Hawaii limited liability company and affiliated entity.

The front-end fees are $12,500 per store for the first ten Florida stores and $25,000 per store thereafter, if the combined store count is less than twenty-five. However, if the combined store count equals or exceeds twenty-five, then the front-end fee shall be reduced to $2,500 per store for the first ten Florida stores and $15,000 thereafter.

JJC FLORIDA, LLC
Notes to Financial Statements
For The Years Ended December 28, 2004 (Unaudited)
 and December 23, 2003 (Unaudited)

Pursuant to the Amendment discussed in Note 1, the payment of front-end fees are deferred until the earlier of the time that the Company maintains positive cash flow for four consecutive quarters or June 30, 2008, at which time the deferred front-end fees become payable over a 12 month period and include interest based on the Company’s prevailing rate, as calculated quarterly. The deferral of front-end fees is retroactively effective to January 1, 2003.

The Company incurred front-end fees of $12,500 in 2004, which were expensed as preopening costs. No front-end fees were incurred in 2003.

Marketing Requirement

Based on the License Agreement, the Company was originally committed to spend a minimum of 1.5 percent of Net Sales, as defined, on marketing and promotions in the State of Florida. The License Agreement also required the Company to contribute 3.5 percent of Net Sales, as defined, to JJC’s national marketing fund. Prior to the amendments discussed below, for the first five years following the opening of the first Florida store, JJC was required to spend a minimum of three-sevenths of contributions received from the Company toward the direct marketing of the Jamba Juice brand, services and products in the State of Florida. Such contributions were to be expended within twelve months of receipt or otherwise be reimbursed to the Company. Following the said five-year period, JJC expected to have a national marketing program in place with direct benefit to the State of Florida and as such, would no longer be obligated to spend the minimum three-sevenths of national marketing fund contributions toward direct marketing in the State of Florida.

In July 2001, JJC revised its policy with regard to marketing requirements. Under the revised policy, the Company’s obligation to spend 1.5 percent of Net Sales, as defined, on marketing and promotions in the State of Florida was suspended by JJC until further notice. In addition, effective July 1, 2001, the Company was required to contribute 1.5 percent of Net Sales to JJC’s national marketing fund and spend an additional 2 percent of Net Sales, previously remitted to JJC, for JJC-approved local marketing.

On July 24, 2002, a second revision to JJC’s policy was made which increased the national marketing fund contribution to 1.7 percent of Net Sales and reduced the JJC-approved local marketing spending correspondingly to 1.8 percent of Net Sales.

The policy terms are subject to change at any time at JJC’s sole discretion and JJC may perform audits as deemed necessary to ensure the spending is timely and relates to bona fide marketing activities. Pursuant to the Amendment discussed in Note 1, national marketing fund contributions are deferred retroactively from January 1, 2003 until the earlier of the time that the Company maintains positive cash flow for four consecutive quarters or June 30, 2008, at which time the deferred contributions become payable over a 12 month period and include interest based on the Company’s prevailing rate, as calculated quarterly.

At December 28, 2004 and December 23, 2003, unpaid marketing fund contributions in the amount of $148,000 and $66,000, respectively, were included in accrued liabilities. As of December 28, 2004 and December 23, 2003, the Company was in compliance with these marketing requirements.

Distributor Agreements

The Company entered into two third-party distributor agreements whereby most of the Company’s retail and restaurant inventory is purchased. Either party, given proper notice as specified in these agreements, may terminate these agreements at any time.

JJC FLORIDA, LLC
Notes to Financial Statements
For The Years Ended December 28, 2004 (Unaudited)
 and December 23, 2003 (Unaudited)

Litigation

The Company may be involved in litigation arising from transactions in the ordinary course of business. Management believes that the ultimate liability, if any, resulting from transactions in the ordinary course of business will not have a material effect on the financial condition and results of operations of the Company.

NOTE 5.	EMPLOYEE BENEFIT PLAN

The Company offers a 401(K) retirement savings plan (the ‘‘Plan’’), where eligible employees may contribute up to 25 percent of their compensation, as defined. The Company may make discretionary profit sharing contributions based on the employees’ compensation, as defined. Administrative expenses and other costs to administer the Plan, unless paid directly by the Company, are paid for by the Plan. The Company made no discretionary contributions in 2004 and 2003.

NOTE 6.    RELATED PARTY TRANSACTIONS

Coffee Partners Hawaii

In 2001, the Company entered into a management agreement with Coffee Partners Hawaii (CPH), a Hawaii general partnership and affiliated entity. Under the terms of this agreement, certain administrative services and/or support such as accounting, payroll administration, executive management, store development, marketing, human resources, and training are to be provided to the Company in return for a management fee. The agreement also provides for certain management and development consulting services to be provided to CPH by the Company. In 2004 and 2003, the Company incurred CPH management fees of approximately $286,000 and $226,000, respectively.

Café Del Caribe, LLC

In 2002, the Company entered into a management agreement with affiliate Café Del Caribe, LLC (CDC), a Delaware limited liability company, whereby certain executive management, administrative, marketing and store development services and/or support are provided to CDC in return for a management fee. The Company recognized management fees of approximately $24,000 and $19,000 in 2004 and 2003, respectively in conjunction with this agreement.

JJC

In 2004, the Company entered into a consulting agreement with JJC for consultation regarding the design, development and construction of stores constructed by the Company and the purchase of store furnishings and equipment. In 2004, the Company incurred consulting fees of $32,000 related to this agreement.

Affiliates

Certain related parties paid for various expenses on behalf of the Company. In addition, amounts are owed to related parties for management fees. As of December 28, 2004, related amounts owed were approximately $362,000, of which, $45,000 is reflected in accounts payable and approximately $317,000 is reflected in accrued liabilities. As of December 23, 2003, related amounts owed were approximately $395,000, of which, is reflected in accrued liabilities.

NOTE 7.	SUBSEQUENT EVENT

The Company entered into a management agreement with JJC on June 28, 2005. This agreement called for JJC to hire all of the store employees as well as the Company’s two district managers and one marketing manager. On December 14, 2005, JJC hired the store team members of the Company.

ANNEX A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

SERVICES ACQUISITION CORP. INTERNATIONAL,

JJC ACQUISITION COMPANY,

AND

JAMBA JUICE COMPANY

DATED AS OF MARCH 10, 2006

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this ‘‘Agreement’’) is made and entered into as of March 10, 2006, by and among Services Acquisition Corp. International, a Delaware corporation (‘‘Parent’’), JJC Acquisition Company, a California corporation and a wholly-owned subsidiary of Parent (‘‘Merger Sub’’) and Jamba Juice Company, a California corporation (the ‘‘Company’’).

RECITALS

A.    Parent, Merger Sub and the Company intend to enter into a business combination transaction by means of a merger (the ‘‘Merger’’) of Merger Sub with and into the Company in accordance with this Agreement and the California General Corporation Law (the ‘‘CGCL’’), with the Company to be the surviving corporation of the Merger, through an exchange of all the issued and outstanding shares of capital stock of the Company for cash.

B.    Pursuant to the Merger, each outstanding share of Company common stock (‘‘Company Common Stock’’) and company preferred stock (‘‘Company Preferred Stock’’) shall be converted into the right to receive the Per Share Merger Consideration (as determined by and defined in Section 1.5(a)), upon the terms and subject to the conditions set forth herein.

C.    The Board of Directors of the Company has unanimously (i) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders, (ii) approved this Agreement, the Merger, and the other transactions contemplated by this Agreement and (iii) determined to recommend that the stockholders of the Company adopt and approve this Agreement, and the other transactions contemplated by this Agreement, and approve the Merger.

D.    The respective Boards of Directors of Parent and Merger Sub have approved this Agreement, the Merger and the other transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows (defined terms used in this Agreement are listed alphabetically in Article IX, together with the Section and, if applicable, paragraph number in which the definition of each such term is located):

ARTICLE I

THE MERGER

1.1    The Merger.    At the Effective Time (as defined in Section 1.2) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the CGCL, Merger Sub shall be merged with and into Company, the separate corporate existence of Merger Sub shall cease and Company shall continue as the surviving corporation. The Company as the surviving corporation after the Merger is hereinafter sometimes referred to as the ‘‘Surviving Corporation.’’

1.2    Effective Time; Closing.    Subject to the conditions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing with the Secretary of State of the State of California, a properly executed agreement of merger (the ‘‘Merger Agreement’’) and a properly executed Certificate of Merger (the ‘‘Certificate of Merger’’) in such form as may be agreed by the parties hereto and as required by the relevant provisions of the CGCL (the time of such filing with the Secretary of State of the State of California, or such later time as may be agreed in writing by Company and Parent and specified in the Certificate of Merger, being the ‘‘Effective Time’’) as soon as practicable on or after the Closing Date (as herein defined). The term ‘‘Agreement’’ as used herein refers to this Agreement and Plan of Merger, as the same may be amended from time to time, and all schedules hereto (including the Company Schedule and the Parent Schedule, as defined in the preambles to Articles II and III hereof, respectively). Unless this Agreement shall have been terminated pursuant to Section 8.1, the closing of the Merger (the ‘‘Closing’’) shall take place at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (‘‘Mintz Levin’’), counsel to Parent, at

666 Third Avenue, New York, New York 10017, at a time and date to be specified by the parties, which shall be no later than the second business day after the satisfaction or waiver of the conditions set forth in Article VI, or at such other time, date and location as the parties hereto agree in writing (the ‘‘Closing Date’’). Closing signatures may be transmitted by facsimile.

1.3    Effect of the Merger.    At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the CGCL, as applicable. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

1.4    Certificate of Incorporation; Bylaws.    (a)    At the Effective Time, the certificate of incorporation of the Merger Sub shall be the certificate of incorporation of the Surviving Corporation.

(b)    Also at the Effective Time, the bylaws of the Merger Sub shall be the bylaws of the Surviving Corporation.

1.5    Effect on Capital Stock.    Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and this Agreement and without any action on the part of Merger Sub, the Company or the holders of any of the following securities, the following shall occur:

(a)    Conversion of Company Capital Stock.    Each share of Company Common Stock, each share of Company Preferred Stock (collectively, the ‘‘Company Capital Stock’’) and each vested Company Option (subject to the provisions of Section 5.18) issued and outstanding immediately prior to the Effective Time (excluding shares to be canceled pursuant to Section 1.5(b) and Dissenting Shares pursuant to Section 1.13) will as of the Closing Date be automatically converted into the right to receive that amount of cash determined by multiplying the applicable Per Share Merger Consideration by the number of shares of Company Capital Stock held by each Company stockholder and holder of vested Company Options (subject to the provisions of Section 5.18), determined on an as-converted and as-exercised basis, provided, that, in all circumstances, the following provisions shall apply:

(A)    ‘‘Per Share Merger Consideration’’ means an amount, expressed in dollars and cents, equal to the Total Merger Consideration, divided by the sum of (i) the total number of shares of Company Capital Stock and shares underlying vested Company Options ((subject to the provisions of Section 5.18), determined on an as-converted and as-exercised basis, issued and outstanding immediately prior to the Effective Time (excluding shares to be canceled pursuant to Section 1.5(b)), plus (ii) the number of shares of Company Capital Stock issuable upon exercise of all unvested Company Options and unexercised Company Warrants outstanding immediately prior to the Effective Time, determined using the Treasury Method, which, as of the date hereof, is estimated to be Six Dollars ($6.00). If the Per Share Merger Consideration determined as provided above plus any pro-rata amounts deducted for application to the Escrow Cash or the Representative Account, is less than Six Dollars ($6.00), then the aggregate Per Share Merger Consideration payable to the holders of the Company’s Capital Stock (other than holders of the Company’s Series E Preferred Stock) and holders of vested Company Options (subject to the provisions of Section 5.18) shall be reduced by the minimum amount necessary and allocated to the Per Share Merger Consideration payable to holders of the Company’s Series E Preferred Stock so that the Per Share Merger Consideration plus any pro-rata amounts deducted for application to the Escrow Cash or the Representative Account, payable to the holders of the Company’s Series E Preferred Stock equals Six Dollars ($6.00), and the Per Share Merger Consideration payable to holders of the Company’s Capital Stock (other than holders of the Company’s Series E Preferred Stock) and holders of vested Company Options (subject to the provisions of Section 5.18) shall be reduced accordingly.

(B)    ‘‘Treasury Method’’ shall mean the treasury stock method which assumes that all outstanding ‘‘in the money’’ Company Options and unexercised Company Warrants to be assumed by Parent are exercised, with the proceeds from such exercises being used to purchase as many shares of Company Capital Stock as possible, at the estimated Per Share Merger Consideration (including, for this purpose, the allocable share of cash deposited as part of the Escrow Cash and in the Representative Account) of Six Dollars ($6.00).

(C)    ‘‘Statement of Expenses’’ shall have the meaning ascribed to such term in Section 5.22.

(D)    ‘‘Total Indebtedness’’ shall mean $16,000,000.

(E)    ‘‘Total Merger Consideration’’ shall mean $265,000,000 less Total Indebtedness and the amount of the Company Third Party Expenses as reflected on the Statement of Expenses.

(b)    Cancellation of Treasury and Parent-Owned Stock.    Each share of Company Capital Stock held by the Company or owned by Merger Sub, Parent or any direct or indirect wholly-owned subsidiary of the Company or of Parent immediately prior to the Effective Time shall be canceled and extinguished without any conversion or payment in respect thereof.

(c)    Stock Options.

(i)    Each vested Company Stock Option then outstanding under the Company’s 1994 Stock Incentive Plan and 2001 Equity Incentive Plan (the ‘‘Company Stock Option Plans’’ ) shall be converted into the right to receive, with respect to each share of Company Capital Stock issuable pursuant to such Company Stock Option, the applicable Per Share Merger Consideration payable to holders of Common Stock, less any amounts that would have been payable by the holder of such Company Stock Option to the Company, or required to be withheld by the Company, upon the exercise of such Company Stock Option with respect to such share of Company Capital Stock.

(ii)    All unvested options to purchase Company Common Stock outstanding at the Effective Time under the Company’s Stock Option Plans shall be exchanged for options to purchase Parent Common Stock in accordance with Section 5.18.

(d)    Warrants.    All unexercised Company Warrants outstanding at the Effective Time, provided they have been amended in a manner reasonably acceptable to Parent, shall be assumed by Parent in accordance with Section 5.18, and all holders of Company Warrants shall thereafter have the right to purchase shares of Parent Common Stock.

(e)    Capital Stock of Merger Sub.    Each share of common stock, no par value, of Merger Sub (the ‘‘Merger Sub Common Stock’’) issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, no par value per share, of the Surviving Corporation. Each certificate evidencing ownership of shares of Merger Sub Common Stock shall evidence ownership of such shares of common stock of the Surviving Corporation.

1.6    Surrender of Certificates.    (a)    Exchange Agent.    Prior to the Effective Time, Parent shall designate a United States bank or trust company reasonably acceptable to the Company to act as exchange agent (the ‘‘Exchange Agent’’) in the Merger.

(b)    Exchange Procedures.    At the later of (i) the Effective Time and (ii) three (3) Business Days following the Closing, Parent shall cause to be mailed to each holder of record of a certificate or certificates (the ‘‘Certificates’’) which immediately prior to the Effective Time represented outstanding shares of Company Capital Stock, (A) a letter of transmittal (the ‘‘Letter of Transmittal’’) which shall specify that delivery of Certificates shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Parent may specify and (B) instructions for use in effecting the surrender of the Certificates in exchange for the applicable Per Share Merger Consideration. Upon delivery of a Letter of Transmittal to the Exchange Agent or to such other agent or agents as may be appointed by Parent duly completed and validly executed in accordance with the instructions thereto, together with surrender of a Certificate (or Certificates) for cancellation, the holder of Company Common Stock shall be entitled to receive in exchange cash constituting the Per Share Merger Consideration to which such holder is entitled pursuant to Section 1.5 (less the cash to be deposited with the Escrow Agent on such holder’s behalf) and the Certificate(s) so surrendered shall forthwith be canceled. Until so surrendered, each outstanding Certificate that, prior to the Effective Time, represented shares of Company Capital Stock will be deemed from and after the Effective Time, for all corporate purposes, to evidence only the right to receive the applicable Per Share Merger Consideration provided for in this Article I.

(c)    Parent to Provide Parent Cash.    On the Closing Date, Parent shall deposit with the Exchange Agent for exchange in accordance with this Section 1.6 the Total Merger Consideration payable pursuant to Section 1.5 in exchange for all outstanding shares of Company Capital Stock, all shares underlying vested Company Options (subject to the provisions of Section 5.18) and shares issued pursuant to exercised Company Warrants pursuant to Section 6.3(g); provided, however, that, on behalf of the Company’s stockholders, Parent shall deposit a portion of the Total Merger Consideration otherwise payable to each stockholder to (i) the Escrow Agent pursuant to Section 1.10 and Article VII in an amount equal to $19,875,000 and (ii) to the Representative Account pursuant to Section 1.11(b)(ii) in the amount of $2,000,000.

(d)    No Liability.    Notwithstanding anything to the contrary in this Section 1.6, none of the Exchange Agent, Parent, the Surviving Corporation or any party hereto shall be liable to a holder of shares of Parent Common Stock or Company Capital Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

(e)    Required Withholding.    Each of Parent and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Company Capital Stock such amounts as are required to be deducted or withheld therefrom under the Internal Revenue Code of 1986, as amended (the ‘‘Code’’),or under any provision of state, local or foreign tax law or under any other applicable legal requirement. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the person to whom such amounts would otherwise have been paid.

1.7    No Further Ownership Rights in Company Stock.    All cash issued in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Capital Stock and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Company Capital Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.

1.8    Lost, Stolen or Destroyed Certificates.    In the event that any Certificates shall have been lost, stolen or destroyed, Parent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, that the shares of Company Capital Stock formerly represented by such Certificates were converted into the right to receive applicable Per Share Merger Consideration; provided, however, that, as a condition precedent to the issuance of such cash, the owner of such lost, stolen or destroyed Certificates shall indemnify Parent against any claim that may be made against Parent or the Surviving Corporation with respect to the Certificates alleged to have been lost, stolen or destroyed.

1.9     Taking of Necessary Action; Further Action.    If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, the officers and directors of the Company and Merger Sub will take all such lawful and necessary action.

1.10    Escrow.    As the sole remedy for the indemnity obligations set forth in Article VII, at the Closing the parties shall deposit $19,875,000 in cash (such cash, together with all earnings thereon is referred to as the ‘‘Escrow Cash’’) of the Total Merger Consideration, deducted from the Total

Merger Consideration otherwise payable to each of the Company’s stockholders on a pro-rata basis, to be held during the period ending one year from the Effective Date (‘‘Escrow Period’’), all in accordance with the terms and conditions of the Escrow Agreement in the form annexed hereto as Exhibit A (the ‘‘Escrow Agreement’’), to be entered into at the Closing between Parent, the Representative (as defined in Section 1.11(b)) (who shall be designated by the Company in writing prior to the Effective Date, until a successor is appointed pursuant to Section 1.11(b)) and Continental Stock Transfer and Trust Company (‘‘Continental’’), as Escrow Agent. Subject to Article VII, on the first business day following the conclusion of the Escrow Period, the Escrow Agent shall deliver the Escrow Cash, less any such amounts applied in satisfaction of a claim for indemnification and any amounts reserved against pending claims related to the indemnification obligations set forth in Article VII, to each of the Company’s former stockholders, after giving effect to the Merger (‘‘Former Stockholders’’) in the same proportions as initially deposited in escrow. The remaining Escrow Cash, to the extent not applied in satisfaction of a claim for indemnification, or so reserved, will be distributed to such Persons promptly upon resolution of the dispute or claim.

1.11    Committee and Representative for Purposes of Escrow Agreement.    (a)    Parent Committee.    Prior to the Closing, the Board of Directors of Parent shall appoint a committee consisting of one of its then members to act on behalf of Parent to take all necessary actions and make all decisions pursuant to the Escrow Agreement regarding Parent’s right to indemnification pursuant to Article VII hereof. In the event of a vacancy in such committee, the Board of Directors of Parent shall appoint as a successor a Person who was a director of Parent prior to the Closing Date or some other Person who would qualify as an ‘‘independent’’ director of Parent and who has not had any relationship with the Company prior to the Closing. Such committee is intended to be the ‘‘Committee’’ referred to in Article VII hereof and the Escrow Agreement.

(b)    Stockholders’ Representative.

(i)    In order to administer efficiently (i) the implementation of the Agreement on behalf of  the Former Stockholders and (ii) the settlement of any dispute with respect to the Agreement, the Company shall, prior to the Effective Time, designate one to three Persons to act as a representative on behalf of the Former Stockholders (collectively, the ‘‘Representative’’). By approving this Agreement, the Company’s stockholders authorize and empower the Company to make such designation, approve and ratify all of the rights, powers and authorities provided to the Representative under the terms of this Agreement, and agree to be bound by all decisions and other actions taken by the Representative

(ii)    In order to reimburse the Representative for its fees and costs, and to fund any costs of defense of any claims by the Parent Indemnitees under Article VII at the Closing the Parent, at the direction of the Company, shall deposit $2,000,000 in cash of the Total Merger Consideration otherwise payable to each of the Company’s stockholders on a pro-rata basis with a financial institution identified by the Company to Parent in writing prior to the Closing (the ‘‘Representative Account’’), to be held until the Escrow Period has terminated and no further claims remain outstanding under Article VII or the Escrow Agreement. The funds in the Representative Account shall bear interest, and such funds together with any interest thereon, less the fees and costs of the Representative, and any fees or costs incurred to fund costs of defense for any claims by the Parent Indemnitees under Article VII, shall, following Closing, be returned to each of the Former Stockholders in the same proportions as initially deposited in the Representative Account. The Representative is hereby granted the authority to seek reimbursement from the Representative Account for its fees and costs, and to fund any costs of defense of any claims by the Parent Indemnitees under Article VII. In no event shall Parent or any Parent Indemnitees have any rights or recourse to the Representative Account, either for claims under Article VII or otherwise. In no event shall the Parent or Parent Indemnitees have any responsibility or obligation with respect to the Representative Account other than to deposit the $2,000,000 referred to above therein.

(iii)    From and after the Effective Time, the Former Stockholders hereby authorize the Representative (i) to take all action necessary in connection with the implementation of the

Agreement on behalf of the Former Stockholders or the settlement of any dispute, including, without limitation, with regard to matters pertaining to the indemnification provisions of this Agreement and the Escrow Agreement, (ii) to give and receive all notices required to be given under the Agreement and the Escrow Agreement, and (iii) to take any and all additional action as is contemplated to be taken by or on behalf of the Former Stockholders by the terms of this Agreement and the Escrow Agreement.

(iv)    If no Representative is ever appointed or if any Representative dies, becomes legally incapacitated or resigns from such position, another Person designated by the remaining Representatives, or if none remain, by the Former Stockholders holding the right to receive more than 50% in interest of the Escrow Cash (the ‘‘Requisite Former Stockholders’’), who shall be identified to Parent as soon as practicable, shall fill such vacancy and shall be deemed to be the Representative for all purposes of this Agreement; provided, however, that no change in the Representative shall be effective until Parent is given written notice of such change. If no Representative is then currently serving, the Representative shall be deemed to be the Requisite Former Stockholders.

(v)    All decisions and actions by the Representative as provided in this Section 1.11 or under the Escrow Agreement shall be binding upon all of the Former Stockholders, and no Former Stockholder shall have the right to object, dissent, protest or otherwise contest the same.

(vi)    By their execution and/or approval of this Agreement and the Merger, the Company and its stockholders agree that:

(A)    Parent shall be able to rely conclusively on the instructions and decisions of the Representative as to any actions required or permitted to be taken by the Representative hereunder and under the Escrow Agreement, and no party hereunder shall have any cause of action against Parent for any action taken by Parent in reliance upon the instructions or decisions of the Representative;

(B)    all actions, decisions and instructions of the Representative shall be conclusive and binding upon all of the Former Stockholders and no Former Stockholder shall have any cause of action against the Representative for any action taken, decision made or instruction given by the Representative under this Agreement, the Escrow Agreement, except for fraud or willful breach of this Agreement by the Representative; and

(C)    the provisions of this Section 1.11 are independent and severable, shall constitute an irrevocable power of attorney, coupled with an interest and surviving death, granted by the Former Stockholders to the Representative and shall be binding upon the executors, heirs, legal representatives and successors of each Former Stockholder.

(D)    All fees and expenses, including, without limitation, all attorney’s fees and expenses incurred in connection with defending or settling any claim by Parent under this Agreement, and any amounts under subsection (E) below, incurred by the Representative shall be paid by the Former Stockholders out of the Representative Account.

(E)    In taking any action hereunder and under the Escrow Agreement, the Representative shall be protected in relying upon any notice, paper or other document reasonably believed by it to be genuine, or upon any evidence reasonably deemed by it, in its good faith judgment, to be sufficient; provided, however, that the Representative shall not waive any rights with respect to any individual Former Stockholder(s)’ interest(s) if such waiver would have the effect of disproportionately and adversely affecting such individual Former Stockholders(s) as compared to the interests of the other Former Stockholders, without the prior consent of the affected Former Stockholder(s). The Representative shall not be liable to Parent or the Former Stockholders for any act performed or omitted to be performed by it in the good faith exercise of its duties and shall be liable only in the case of fraud or willful breach of this

Agreement by the Representative. The Representative may consult with counsel in connection with its duties hereunder and shall be fully protected in any act taken, suffered or permitted by it in good faith in accordance with the advice of counsel. The Representative shall not be responsible for determining or verifying the authority of any person acting or purporting to act on behalf of any party to this Agreement. If the Representative requires liability errors and omissions insurance as a condition to accepting the role of Representative, the premium cost shall be reimbursed from the Representative Account. If the funds in the Representative Account have been exhausted, Representative may resign without liability to the Former Stockholders.

1.12    Notice to Holders of Derivative Securities.    As promptly as practicable after the execution of this Agreement, the Company, after consultation with Parent, shall give the holders of Company Options and Company Warrants any required notices pursuant to the terms thereof.

1.13    Shares Subject to Appraisal Rights.    (a)    Notwithstanding any provisions of this Agreement to the contrary, Dissenting Shares (as hereinafter defined) shall not be entitled to receive their Per Share Merger Consideration and the holders thereof shall be entitled only to such rights as are granted by the CGCL. Each holder of Dissenting Shares who becomes entitled to payment for such shares pursuant to the CGCL shall receive payment therefor from the Surviving Corporation in accordance with the CGCL, provided, however, that (i) if any stockholder of the Company who asserts appraisal rights in connection with the Merger (a ‘‘Dissenter’’) shall have failed to establish his entitlement to such rights as provided in the CGCL, or (ii) if any such Dissenter shall have effectively withdrawn his demand for payment for such shares or waived or lost his right to payment for his shares under the appraisal rights process under the CGCL, the shares of Company Common Stock held by such Dissenter shall be treated as if they had been converted, as of the Effective Time, into a right to receive the Per Share Merger Consideration (net of the pro rata amounts deposited in the Escrow Account and the Representative Account) as provided in Section 1.5, and the right to participate pro rata in distributions of any remaining amounts of Escrow Cash and amounts in the Representative Account. The Company shall give Parent prompt notice of any demands for payment received by the Company from a person asserting appraisal rights, and Parent shall have the right to participate in all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands.

(b)    As used herein, ‘‘Dissenting Shares’’ means any shares of Company Common Stock held by stockholders of the Company who are entitled to appraisal rights under the CGCL, and who have properly exercised, perfected and not subsequently withdrawn or lost or waived their rights to demand payment with respect to their shares in accordance with the CGCL.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Subject to the exceptions and other disclosures set forth in a disclosure schedule of the Company to be delivered by the Company on or following execution of this Agreement pursuant to Section 5.23 (the ‘‘Company Schedule’’), the Company hereby represents and warrants to Parent and Merger Sub, as follows:

2.1    Organization and Qualification.    (a)    The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. The Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders (‘‘Approvals’’) necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted, except where the failure to have such Approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. Complete and correct copies of the articles of incorporation and by-laws (collectively referred to herein as ‘‘Charter Documents’’) of the Company, as amended and currently in effect, have been heretofore delivered to Parent or Parent’s counsel. The Company is not in violation of any of the provisions of the Company’s Charter Documents.

(b)    The Company is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. Each jurisdiction in which the Company is so qualified or licensed is listed in Section 2.1 of the Company Schedule.

(c)    The minute books of the Company contain true, complete and accurate records of all meetings and consents in lieu of meetings of its Board of Directors (and any committees thereof), similar governing bodies and stockholders (‘‘Corporate Records’’) since January 1, 2000. Copies of such Corporate Records of the Company have been heretofore made available to Parent or Parent’s counsel.

(d)    The stock transfer, warrant and option transfer and ownership records of the Company contain true, complete and accurate records of the securities record ownership as of the date of such records and the transfers involving the capital stock and other securities of the Company since January 1, 2000. Copies of such records of the Company have been heretofore made available to Parent or Parent’s counsel.

2.2    Subsidiaries.    (a)    The Company has no subsidiaries. Except as set forth in Section 2.2(a) of the Company Schedule, the Company does not own, directly or indirectly, any ownership, equity, profits or voting interest in any Person or have any agreement or commitment to purchase any such interest, and has not agreed and is not obligated to make nor is bound by any written, oral or other agreement, contract, subcontract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan, commitment or undertaking of any nature, as of the date hereof or as may hereafter be in effect under which it may become obligated to make, any future investment in or capital contribution to any other entity.

2.3    Capitalization.    (a)    The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, no par value per share, of which there were 10,639,004 shares issued and outstanding as of March 8, 2006 and 30,000,000 shares of Preferred Stock, no par value per share. Of the authorized Preferred Stock: 3,150,000 shares have been designated Series A Preferred Stock, 3,000,000 of which shares are issued and outstanding; 2,625,993 shares have been designated Series B Preferred Stock, 2,250,053 of which shares are issued and outstanding; 7,552,524 shares have been designated Series C Preferred Stock, 7,415,206 of which shares are issued and outstanding; 11,671,483 shares have been designated Series D Preferred Stock, 9,998,905 of which shares are issued and outstanding; and 4,000,000 shares have been designated Series E Preferred Stock, 2,482,726 of which shares are issued and outstanding. No other shares of Preferred Stock are issued or outstanding. No shares of capital stock are held in the Company’s treasury. All outstanding shares of Company Common Stock and Company Preferred Stock are duly authorized, validly issued, fully paid and non-assessable and are not subject to preemptive rights created by statute, the Charter Documents of Company or any agreement or document to which the Company is a party or by which it is bound, and were issued in compliance with all applicable federal and state securities laws. As of March 8, 2006, the Company had reserved an aggregate of 7,029,941 shares of Common Stock (net of exercises) for issuance to employees, consultants and non-employee directors pursuant to the Company Stock Option Plans, under which options were outstanding for an aggregate of 5,998,839 shares. All shares of Company Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, would be duly authorized, validly issued, fully paid and non-assessable. Section 2.3(a) of the Company Schedule lists each holder of Company Common Stock and Company Preferred Stock, each outstanding option (the ‘‘Company Options’’) and each outstanding warrant (‘‘Company Warrants’’) to acquire shares of Company Common Stock or Company Preferred Stock, as applicable, the name of the holder of such option or warrant, the number of shares subject to such option or warrant, the exercise price of such option or warrant, the number of shares as to which such option or warrant will have vested at such date, the vesting schedule and termination date of such option or warrant and whether the exercisability of such option or warrant will be accelerated in any way by the transactions contemplated by this Agreement or for any other reason, indicating the extent of acceleration, if any. The Company has no obligation (contingent or otherwise) to pay any dividend with respect to any shares of Company Capital Stock or to make any other distribution in respect thereof. The Company has delivered to Parent or Parent’s Counsel true and accurate copies of the forms of documents used for the issuance of Company Stock Options and Company Warrants.

(b)    Except as contemplated by this Agreement and except as set forth in Section 2.3(a) hereof, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of the Company or obligating the Company to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement.

(c)    Except as contemplated by this Agreement and except as set forth on Section 2.3(c) of the Company Schedule, there are no registration rights, and there is no voting trust, proxy, rights plan, anti-takeover plan or other agreement or understanding to which the Company is a party or by which the Company is bound with respect to any equity security of any class of the Company.

2.4    Authority Relative to this Agreement.    The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby (including the Merger). The execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated hereby (including the Merger), will upon approval by the Company’s stockholders, be duly and validly authorized by all necessary corporate action on the part of the Company (including the approval by its Board of Directors), subject in all cases to the satisfaction of the terms and conditions of this Agreement, including the conditions set forth in Article VI), and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby pursuant to the CGCL and the terms and conditions of this Agreement. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes the legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

2.5    No Conflict; Required Filings and Consents.    (a)    The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company shall not, (i) conflict with or violate the Company’s Charter Documents, (ii) subject to obtaining the approval of this Agreement and the Merger by the stockholders of the Company, conflict with or violate any Legal Requirements (as defined in Section 10.2(b)), (iii) except as set forth in Section 2.5 of the Company Schedule, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair the Company’s rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of the Company pursuant to, any Material Company Contracts or (iv) except as set forth in Section 2.5 of the Company Schedule, result in the triggering, acceleration or increase of any payment to any Person pursuant to any Material Company Contract, including any ‘‘change in control’’ or similar provision of any Material Company Contract.

(b)    The execution and delivery of this Agreement by the Company does not, and the performance of its obligations hereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (i) (ii)for the filing of any notifications required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the ‘‘HSR Act’’) and the expiration of the required waiting period thereunder, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, or prevent consummation of the Merger or otherwise prevent the Company from performing its obligations under this Agreement.

2.6    Compliance.    The Company has complied with, and is not in violation of, any Legal Requirements with respect to the conduct of its business, or the ownership or operation of its business. Except as set forth in Section 2.6 of the Company Schedule, no written notice of non-compliance with any Legal Requirements has been received by the Company (and the Company has no knowledge of any such notice delivered to any other Person). The Company is not in violation of any term of any Material Company Contract.

2.7    Financial Statements.    (a)    The Company has provided to Parent a correct and complete copy of the audited consolidated financial statements (including any related notes thereto) of the Company for the fiscal years ended June 28, 2005, June 29, 2004 and June 24, 2003 (the ‘‘Audited Financial Statements’’). The Audited Financial Statements were prepared in accordance with generally accepted accounting principles of the United States (‘‘U.S. GAAP’’) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), and each fairly presents in all material respects the financial position of the Company at the respective dates thereof and the results of its operations and cash flows for the periods indicated in accordance with U.S. GAAP.

(b)    Company has provided to Parent a correct and complete copy of the unaudited consolidated financial statements (including, in each case, any related notes thereto) of the Company through January 10, 2006 (the ‘‘Unaudited Financial Statements’’). The Unaudited Financial Statements comply as to form in all material respects, and were prepared in accordance with, U.S. GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), and fairly present in all material respects the financial position of the Company at the date thereof and the results of its operations and cash flows for the period indicated in accordance with U.S. GAAP, except that such statements do not contain notes and are subject to normal adjustments that are not expected to have a Material Adverse Effect on the Company.

(c)    Since January 1, 2000, the books of account, minute books, stock certificate books and stock transfer ledgers and other similar books and records of the Company have been maintained in accordance with good business practice, are complete and correct in all material respects and there have been no material transactions that are required to be set forth therein and which are not so set forth.

(d)    Except as otherwise noted in the Audited Financial Statements or the Unaudited Financial Statements, or as set forth in Section 2.7(d) of the Company Schedule, the accounts and notes receivable of the Company reflected on the balance sheets included in the Audited Financial Statements and the Unaudited Financial Statements (i) arose from bona fide transactions in the ordinary course of business and are payable on ordinary trade terms, (ii) are legal, valid and binding obligations of the respective debtors enforceable in accordance with their terms, except as such may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting creditors’ rights generally, and by general equitable principles, (iii) are not subject to any valid set-off or counterclaim except to the extent set forth in such balance sheet contained therein, and (iv) except as set forth in Section 2.7(d) of the Company Schedule, are not the subject of any actions or proceedings brought by or on behalf of the Company.

(e)    To the knowledge of the Company, the Company has established adequate internal controls for a privately held company for purposes of preparing the Company’s periodic financial statements.

2.8    No Undisclosed Liabilities.    Except as set forth in Section 2.8 of the Company Schedule, to the knowledge of the Company, the Company has no liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet which are, individually or in the aggregate, material to the business, results of operations or financial condition of the Company, except: liabilities provided for in or otherwise disclosed in the balance sheet included in the Unaudited Financial Statements, and (ii) such liabilities arising in the ordinary course of the Company’s business since January 10, 2006, none of which would have a Material Adverse Effect on the Company.

2.9    Absence of Certain Changes or Events.    Except as set forth in Section 2.9 of the Company Schedule or in the Unaudited Financial Statements, or as otherwise provided in this Agreement, since January 10, 2006, there has not been: (i) any Material Adverse Effect on the Company, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of the Company’s stock, or any purchase, redemption or other acquisition by the Company of any of the Company’s capital stock or any other securities of the Company or any options, warrants, calls or rights to acquire any such shares or other securities, (iii) any split, combination or reclassification of any of the Company’s capital stock, (iv) any granting by the Company of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by the Company of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, or any granting by the Company of any increase in severance or termination pay or any entry by Company into any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving the Company of the nature contemplated hereby, (v) entry by the Company into any licensing or other agreement with regard to the acquisition or disposition of any Intellectual Property (as defined in Section 2.18 hereof) other than licenses in the ordinary course of business consistent with past practice or any amendment or consent with respect to any licensing agreement filed or required to be filed by the Company with respect to any Governmental Entity, (vi) any material change by the Company in its accounting methods, principles or practices, (vii) any change in the auditors of the Company, (viii) any issuance of capital stock of the Company, other than pursuant to the Company’s Stock Option Plans in the ordinary course, (ix) any revaluation by the Company of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets of the Company other than in the ordinary course of business, or (x) any agreement, whether written or oral, to do any of the foregoing.

2.10    Litigation.    Except as disclosed in Section 2.10 of the Company Schedule, there are no claims, suits, actions or proceedings pending which have been served on the Company, or, to the knowledge of the Company, otherwise pending or threatened against the Company before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement.

2.11    Employee Benefit Plans and Compensation.    (a)    Definitions.    With the exception of the definition of ‘‘Affiliate’’ set forth in Section 2.11(a) below (which definition shall apply only to this Section 2.11(a)), for purposes of this Agreement, the following terms shall have the following respective meanings:

‘‘Affiliate’’ shall mean any other person or entity under common control with the Company within the meaning of Section 414(b), (c), (m) or (o) of the Code and the regulations issued thereunder.

‘‘Company Employee Plan’’ shall mean any plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, deferred compensation, performance awards, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether written, unwritten or otherwise, funded or unfunded, including without limitation, each ‘‘employee benefit plan,’’ within the meaning of Section 3(3) of ERISA which is or has been maintained, contributed to, or required to be contributed to, by the Company or any Affiliate for the benefit of any Employee, or with respect to which the Company or any Affiliate has or may have any liability or obligation and any International Employee Plan.

‘‘COBRA’’ shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

‘‘DOL’’ shall mean the United States Department of Labor.

‘‘Employee’’ shall mean any current, former or rehired employee, consultant, officer or director of the Company or any Affiliate.

‘‘Employee Agreement’’ shall mean each employment, consulting or similar agreement not terminable at will by the Company, each agreement providing for severance, relocation, repatriation, expatriation or similar agreement (including, without limitation, any offer letter or any agreement providing for acceleration of Company Stock Options) between the Company or any Affiliate and any Employee.

‘‘ERISA’’ shall mean the Employee Retirement Income Security Act of 1974, as amended.

‘‘FMLA’’ shall mean the Family Medical Leave Act of 1993, as amended.

‘‘HIPAA’’ shall mean the Health Insurance Portability and Accountability Act of 1996, as amended.

‘‘International Employee Plan’’ shall mean each Company Employee Plan or Employee Agreement that has been adopted or maintained by the Company or any Affiliate, whether formally or informally or with respect to which the Company or any Affiliate will or may have any liability with respect to Employees who perform services outside the United States.

‘‘IRS’’ shall mean the United States Internal Revenue Service.

‘‘PBGC’’ shall mean the United States Pension Benefit Guaranty Corporation.

‘‘Pension Plan’’ shall mean each Company Employee Plan that is an ‘‘employee pension benefit plan,’’ within the meaning of Section 3(2) of ERISA.

(b)    Section 2.11(b) of the Company Schedule sets forth a complete and accurate list of each Company Employee Plan and Employee Agreement. The Company has not made any plan or commitment to establish any new Company Employee Plan or Employee Agreement, to modify any Company Employee Plan or Employee Agreement (except to the extent required by law or to conform any such Company Employee Plan or Employee Agreement to the requirements of any applicable law, or as required by this Agreement), or to enter into any Company Employee Plan or Employee Agreement, nor does it have any intention or commitment to do any of the foregoing. The Company has previously made available to Parent a true and complete table setting forth the name, position and salary of each employee of the Company.

(c)    Documents.    The Company has provided to Parent: (i) correct and complete copies of all documents embodying each Company Employee Plan and each Employee Agreement including, without limitation, all amendments thereto and written interpretations thereof and all related trust documents; (ii) the five (5) most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, filed under ERISA or the Code in connection with each Company Employee Plan; (iii) if the Company Employee Plan is funded, the most recent annual and periodic accounting of Company Employee Plan assets; (iv) the most recent summary plan description together with the summary(ies) of material modifications thereto, if any, required under ERISA with respect to each Company Employee Plan; (v) all material written agreements and contracts relating to each Company Employee Plan, including, without limitation, administrative service agreements and group insurance contracts; (vi) all communications from the Company within the prior three (3) years material to any Employee or Employees relating to any Company Employee Plan and any proposed Company Employee Plan, in each case, relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which would result in any liability to the Company; (vii) all correspondence to or from any governmental agency relating to any Company Employee Plan received by the Company within the prior three (3) years; (viii) all COBRA forms and related notices; (ix) all policies pertaining to fiduciary liability insurance covering the fiduciaries for each Company Employee Plan; (x) all discrimination tests for each Company Employee Plan for the three (3) most recent plan years; (xi) the most recent registration statements, annual reports (Form 11-K and all attachments thereto) and prospectuses prepared in connection with each Company Employee Plan; and (xii) the most recent IRS determination or opinion letter issued with respect to each Company Employee Plan.

(d)    Employee Plan Compliance.    The Company has performed all obligations required to be performed by it under, is not in default or violation of, and has no knowledge of any default or violation by any other party to, any Company Employee Plan, and each Company Employee Plan has been established and maintained in accordance with its terms and in compliance with all applicable laws, statutes, orders, rules and regulations, including but not limited to ERISA or the Code. Any Company Employee Plan intended to be qualified under Section 401(a) of the Code and any trust intended to qualify under Section 501(a) of the Code has obtained a favorable determination letter (or opinion letter, if applicable) as to its qualified status under the Code. No ‘‘prohibited transaction,’’ within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Company Employee Plan. There are no actions, suits or claims pending which have been served on the Company or, to the knowledge of the Company, otherwise pending or threatened or reasonably anticipated (other than routine claims for benefits) against any Company Employee Plan or against the assets of any Company Employee Plan. Each Company Employee Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without liability to Parent, the Company or any Affiliate (other than accrued benefits and ordinary administration expenses). There are no audits, inquiries or proceedings pending or, to the knowledge of the Company or any Affiliates, threatened by the IRS, DOL, or any other Governmental Entity with respect to any Company Employee Plan. Neither the Company nor any Affiliate is subject to any penalty or tax with respect to any Company Employee Plan under Section 402(i) of ERISA or Sections 4975 through 4980 of the Code. The Company has made all contributions and other payments required by and due under the terms of each Company Employee Plan.

(e)    No Pension Plan.    Neither the Company nor any Affiliate has ever maintained, established, sponsored, participated in, or contributed to, any Pension Plan that is subject to Title IV of ERISA or Section 412 of the Code.

(f)    No Self-Insured Plan.    Neither the Company nor any Affiliate has ever maintained, established sponsored, participated in or contributed to any self-insured plan that provides healthcare, life, disability or other welfare benefits to employees (including, without limitation, any such plan pursuant to which a stop-loss policy or contract applies).

(g)    Collectively Bargained, Multiemployer and Multiple-Employer Plan.    At no time has the Company or any Affiliate contributed to or been obligated to contribute to any Multiemployer Plan. Neither the Company nor any Affiliate has at any time ever maintained, established, sponsored, participated in or contributed to any multiple employer plan or to any plan described in Section 413 of the Code.

(h)    No Post-Employment Obligations.    No Company Employee Plan or Employment Arrangement provides, or reflects or represents any liability to provide, retiree life insurance, retiree health or other retiree employee welfare benefits to any person for any reason, except as may be required by COBRA or other applicable statute, and the Company has not represented, promised or contracted (whether in oral or written form) to any Employee (either individually or to Employees as a group) or any other person that such Employee(s) or other person would be provided with retiree life insurance, retiree health or other retiree employee welfare benefits, except to the extent required by statute.

(i)    COBRA; FMLA; HIPAA.    The Company and each Affiliate has, prior to the Effective Time, complied with COBRA, FMLA, HIPAA, the Women’s Health and Cancer Rights Act of 1998, the Newborns’ and Mothers’ Health Protection Act of 1996, and any similar provisions of state law applicable to its Employees in all material respects. The Company does not have unsatisfied obligations to any Employees or qualified beneficiaries pursuant to COBRA, HIPAA or any state law governing health care coverage or extension.

(j)    Effect of Transaction.    The execution of this Agreement and the consummation of the transactions contemplated hereby will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Company Employee Plan, Employee Agreement, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits or be deemed a ‘‘parachute payment’’ under Section 280G of the Code with respect to any Employee,.

(k)    Employment Matters.    The Company: (i) is in compliance with all applicable foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment, termination of employment, employee safety and wages and hours, and in each case, with respect to Employees; (ii) has withheld and reported all amounts required by law or by agreement to be withheld and reported with respect to wages, salaries and other payments to Employees; (iii) is not liable for any arrears of wages, severance pay or any taxes or any penalty for failure to comply with any of the foregoing; and (iv) is not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any governmental authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees (other than routine payments to be made in the normal course of business and consistent with past practice). There are no action, suits, claims or administrative matters pending which have been served on the Company, or to the Company’s knowledge, otherwise pending or threatened or reasonably anticipated against the Company or any of its Employees relating to any Employee, Employee Agreement or Company Employee Plan. There are no pending, which have been served on the Company, or to the Company’s knowledge, otherwise pending or threatened or reasonably anticipated claims or actions against Company, any Company trustee under any worker’s compensation policy. To the Company’s knowledge, no employee of the Company has violated any employment contract, nondisclosure agreement, non-competition or non-solicitation agreement by which such employee is bound due to such employee being employed by the Company and disclosing to the Company or using trade secrets or proprietary information of any other person or entity. The services provided by each of the Company’s and its Affiliate’s Employees is terminable at the will of the Company and its Affiliates and any such termination would result in no liability to the Company or any Affiliate.

(l)    No Interference or Conflict.    To the knowledge of the Company, no officer, Employee or consultant of the Company is obligated under any contract or agreement, subject to any judgment, decree, or order of any court or administrative agency that would interfere with such person’s efforts to promote the interests of the Company or that would interfere with the Company’s business. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business as presently conducted or proposed to be conducted nor any activity of such officers, Employees or consultants in connection with the carrying on of the Company’s business as presently conducted or currently proposed to be conducted will, to the knowledge of the Company, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract or agreement under which any of such officers, Employees, or consultants is now bound.

(m)    International Employee Plan.    Neither the Company nor any Affiliate currently or has it ever had the obligation to maintain, establish, sponsor, participate in, be bound by or contribute to any International Employee Plan.

2.12    Labor Matters.    The Company is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company nor does the Company know of any activities or proceedings of any labor union to organize any such employees.

2.13    Restrictions on Business Activities.    Except as disclosed in Section 2.13 of the Company Schedule, to the Company’s knowledge, there is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or its assets or to which the Company is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company, any acquisition of property by the Company or the conduct of business by Company as currently conducted.

2.14    Title to Properties; Absence of Liens and Encumbrances.

(a)    Real Property Owned or Leased by the Company.

(i)    Franchised Property.    Section 2.14(a)(i) of the Company Schedule lists each parcel of real property currently owned, leased, subleased or licensed by the Company and leased or subleased, as the case may be, to a franchisee, in each case, with the store ID and address (the ‘‘Franchised Property’’).

(ii)    Company-Operated Stores.    Section 2.14(a)(ii) of the Company Schedule lists each company-operated store, together, in each case, with the store ID, address and designation as owned or leased (the ‘‘Company-Operated Stores’’).

(iii)    Other Real Property.    Section 2.14(a)(iii) of the Company Schedule lists each surplus or vacant parcel of real property currently owned, leased, subleased or licensed by the Company, which, together with that certain lease agreement with respect to the property located at 1700 17th Street, San Francisco, California (the ‘‘Headquarters Lease’’), constitutes all real property owned, leased, subleased or licensed by the Company and not listed in Sections 2.14(a)(i) or 2.14(a)(ii) of the Company Schedule (the ‘‘Other Real Property’’).

(b)    Owned Real Property.    Set forth in Section 2.14(b) of the Company Schedule hereto is a complete list of all real property and interests in real property owned in fee simple by the Company (the ‘‘Owned Real Property’’). The Company has good, valid and marketable fee simple title to the Owned Real Property.

(c)    Real Property.    For purposes of this Agreement, ‘‘Real Property’’ shall mean the Franchised Property, the Company-Operated Stores and the Other Real Property. All of the land, buildings, structures and other improvements used by the Company in the conduct of its business are included in the Real Property.

(d)    Leases.    True, correct and complete copies of all leases, subleases or licenses for each parcel of real property currently leased, subleased or licensed by the Company (the ‘‘Leased Real Property’’), together with any assignments, guaranties or amendments thereto (collectively, the ‘‘Lease Documents’’) have been delivered or made available to Parent. All such current leases, subleases and licenses are in full force and effect, are valid and effective in accordance with their respective terms, and there is not, under any of such leases, to the knowledge of the Company, any existing default or event of default (or event which, with notice or lapse of time, or both, would constitute a default) by the Company or by the other party to such lease, sublease or license.

(e)    Liens.    Except as disclosed in Sections 2.14(a)(i), 2.14(a)(ii), 2.14(a)(iii) or 2.14(b) of the Company Schedule, the Company owns or has valid leasehold fee interests in its properties and assets (other than assets disposed of in the ordinary course of business since January 10, 2006, free and clear of all encumbrances created by the Company. Except as set forth on Section 2.14(a)(iii) of the Company Schedule, the Company is not a party to or obligated under any option, right of first refusal or other contractual right to sell, dispose of or lease any of the Real Property or any portion thereof or interest therein to any Person (other than pursuant to this Agreement). The Company is not a party to any agreement or option to purchase any real property or interest therein other than options for renewal of Leased Real Property for the benefit of the Company.

(f)    Entire Interest.    Except as set forth in Section 2.14(f)(i) of the Company Schedule, the Company has not leased or otherwise granted to any Person (other than pursuant to this Agreement) any right to occupy or possess or otherwise encumber any portion of the Real Property other than in the ordinary course of business. Except as set forth in Section 2.14(f)(ii) of the Company Schedule, the Company has not vacated or abandoned any portion of the Real Property or given notice to any third party of their intent to do the same.

(g)    Condemnation.    Except as set forth in Section 2.14(g) of the Company Schedule, the Company has not received written notice of an expropriation or condemnation proceeding pending, threatened or proposed against the Real Property.

2.15    Taxes.    (a)    Definition of Taxes.    For the purposes of this Agreement, ‘‘Tax’’ or ‘‘Taxes’’ refers to any and all federal, state, local and foreign taxes, including, without limitation, gross receipts, income, profits, sales, use, occupation, value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, assessments, governmental charges and duties together with all interest, penalties and additions imposed with respect to any such amounts and any obligations under any agreements or arrangements with any other person with respect to any such amounts and including any liability of a predecessor entity for any such amounts.

(b)    Tax Returns and Audits.    Except as set forth in Section 2.15 of the Company Schedule:

(i)    The Company has timely filed all federal, state, local and foreign returns, estimates, information statements and reports relating to Taxes (‘‘Returns’’) required to be filed by the Company with any Tax authority prior to the date hereof, except such Returns which are not material to Company. To the Company’s knowledge, all such Returns are true, correct and complete in all material respects. The Company has paid all Taxes shown to be due on such Returns. The Company is not a ‘‘United States real property holding corporation,’’ as defined in section 897 of the Internal Revenue Code of 1986, as amended, and Section 1.897-2(b) of the regulations promulgated thereunder.

(ii)    All Taxes that the Company is required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper governmental authorities to the extent due and payable.

(iii)    The Company is not delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against the Company, nor has the Company executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

(iv)    To the Company’s knowledge, no audit or other examination of any Return of the Company by any Tax authority is presently in progress. The Company has not been notified of any request for such an audit or other examination.

(v)    No adjustment relating to any Returns filed by the Company has been proposed in writing, formally or informally, by any Tax authority to the Company or any representative thereof.

(vi)    The Company has no liability for any material unpaid Taxes which have not been accrued for or reserved on the Company’s balance sheets included in the Audited Financial Statements or the Unaudited Financial Statements, whether asserted or unasserted, contingent or otherwise, which is material to the Company, other than any liability for unpaid Taxes that may have accrued since the end of the most recent fiscal year in connection with the operation of the business of the Company in the ordinary course of business.

(vii)    The Company has not taken any action and does not know of any fact, agreement, plan or other circumstance that is reasonably likely to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

2.16    Environmental Matters.    (a)     Except as disclosed in Section 2.16 of the Company Schedule: (i) the Company has complied with all applicable Environmental Laws; (ii) the properties currently operated by the Company (including soils, groundwater, surface water, buildings or other structures) have not been contaminated with any Hazardous Substances by any action of the Company; (iii) the properties formerly owned by the Company were not contaminated with Hazardous Substances during the period of ownership or operation by the Company or, to the Company’s knowledge, during any prior period; (iv) the Company is not subject to liability for any Hazardous Substance disposal or contamination on any third party property; (v) the Company has not been associated with any release of any Hazardous Substance; (vi) the Company has not received any notice, demand, letter, claim or request for information alleging that the Company may be in violation of or liable under any Environmental Law; and (vii) the Company is not subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances.

(b)    As used in this Agreement, the term ‘‘Environmental Law’’ means any federal, state, local or foreign law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to: (A) the protection, investigation or restoration of the environment, health and safety, or natural resources; (B) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance or (C) noise, odor, wetlands, pollution, contamination or any injury or threat of injury to persons or property.

(c)    As used in this Agreement, the term ‘‘Hazardous Substance’’ means any substance that is: (i) listed, classified or regulated pursuant to any Environmental Law; (ii) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon; or (iii) any other substance which is the subject of regulatory action by any Governmental Entity pursuant to any Environmental Law. The Company, and, to the knowledge of the Company, each other Person that operates the Properties and the Leased Real Property, has obtained all permits, licenses, franchises, authorities, consents and approvals, and has made all material filings and maintained all material data, documentation and records necessary for owning and operating the Properties and the Leased Real Property under any applicable Environmental Law, and all such permits, licenses, franchises, authorities, consents, approvals and filings remain in full force and effect.

(d)    There are no pending which  have been served on the Company or, to the knowledge of the Company, otherwise pending or threatened claims, demands, actions, administrative proceedings, lawsuits or inquiries relating to (i) the Properties and the Leased Real Property under Environmental Law, or (ii) the restoration, remediation or reclamation of any Properties or Leased Real Property, except as set forth on Section 2.16 of the Company Schedule.

(e)    Except as set forth on Section 2.16 of the Company Schedule, there are no environmental investigations, studies or audits with respect to any of the Properties or Leased Real Property owned or commissioned by, or in the possession of, the Company.

2.17    Brokers; Third Party Expenses.    Except as set forth in Section 2.17 of the Company Schedule, the Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage, finders’ fees, agent’s commissions or any similar charges in connection with this Agreement or any transactions contemplated hereby. No shares of common stock, options, warrants or other securities of the Company are payable to any third party by Company as a result of the Merger.

2.18    Intellectual Property.    For the purposes of this Agreement, the following terms have the following definitions:

‘‘Intellectual Property’’ shall mean any or all of the following and all worldwide common law and statutory rights in, arising out of, or associated therewith:  (i) patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof (‘‘Patents’’); (ii) inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (iv) software and software programs; (v) domain names, uniform resource locators and other names and locators associated with the Internet; (vi) industrial designs and any registrations and applications therefor; (vii) trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor (collectively, ‘‘Trademarks’’); (viii) all databases and data collections and all rights therein; (ix) all moral and economic rights of authors and inventors, however denominated, and (x) any similar or equivalent rights to any of the foregoing (as applicable).

‘‘Company Intellectual Property’’ shall mean any Intellectual Property that is owned by, or exclusively licensed to, Company, including software and software programs developed by or exclusively licensed to the Company (specifically excluding any off the shelf or shrink-wrap software).

‘‘Registered Intellectual Property’’ means all Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any private, state, government or other legal authority.

‘‘Company Registered Intellectual Property’’ means all of the Registered Intellectual Property owned by, or filed in the name of, Company.

‘‘Company Products’’ means all current versions of products of the Company.

(a)    Except as disclosed on Section 2.18 of the Company Schedule, no Company Intellectual Property or Company Product is subject to any material proceeding or outstanding decree, order, judgment, contract, license, agreement or stipulation which has been served on the Company, or to the Company’s knowledge, otherwise pending, restricting in any manner the use, transfer or licensing thereof by the Company, or which may affect the validity, use or enforceability of such Company Intellectual Property or Company Product.

(b)    Except as disclosed on Section 2.18 of the Company Schedule, the Company owns and has good and marketable title to each material item of Company Intellectual Property owned by it free and clear of any liens and encumbrances (excluding non-exclusive licenses and related restrictions granted by it in the ordinary course of business); and the Company is the exclusive owner of all material registered Trademarks used in connection with the operation or conduct of the business of the Company as now conducted, including the sale of any products or the provision of any services by the Company.

(c)    To the Company’s knowledge, the operation of the business of the Company as such business currently is conducted, including (i) the design, development, manufacture, distribution, reproduction, marketing or sale of the Company Products and (ii) the Company’s use of any product, device or process has not and does not infringe or misappropriate the Intellectual Property of any third party or constitute unfair competition or trade practices under the laws of any jurisdiction.

2.19    Agreements, Contracts and Commitments.    (a) Section 2.19 of the Company Schedule sets forth a complete and accurate list of all Material Company Contracts (as hereinafter defined), specifying the parties thereto. For purposes of this Agreement, (i) the term ‘‘Company Contracts’’ shall mean all contracts, agreements, leases, mortgages, indentures, notes, bonds, franchises, purchase orders, sales orders, and other understandings, commitments and obligations of any kind, whether written or oral, to which the Company is a party or by or to which any of the properties or assets of Company may be bound, subject or affected (including without limitation notes or other instruments payable to the Company), (ii) the term ‘‘Routine Operating Contracts’’ shall mean retail store leases, operating agreements, distribution agreements and other similar agreements routinely used in the day to day operations of the Company, and (iii) the term ‘‘Material Company Contracts’’ shall mean (x) each Company Contract that is not a Routine Operating Contract and (I) which provides for payments (present or future) to the Company in excess of $175,000 in the aggregate or (II) under which or in respect of which the Company presently has any liability or obligation of any nature whatsoever (absolute, contingent or otherwise) in excess of $175,000, and (y) without limitation of subclause (x), each of the following Company Contracts (but excluding in every case Routine Operating Contracts), the relevant terms of which remain executory:

(i)    any mortgage, indenture, note, installment obligation or other instrument, agreement or arrangement for or relating to any borrowing of money by the Company in excess of $100,000;

(ii)    any mortgage, indenture, note, installment obligation or other instrument, agreement or arrangement for or relating to any borrowing of money from the Company by any officer, director or stockholder (‘‘Insider’’) of the Company;

(iii)    any guaranty, direct or indirect, by the Company or any Insider of the Company of any obligation for borrowings, or otherwise, excluding endorsements made for collection in the ordinary course of business;

(iv)    any Company Contract of employment other than for at-will employment;

(v)    any Company Contract made other than in the ordinary course of business or (x) providing for the grant of any preferential rights to purchase or lease any asset of the Company or (y) providing for any right (exclusive or non-exclusive) to sell or distribute, or otherwise relating to the sale or distribution of, any product or service of the Company;

(vi)    any obligation to register any shares of the capital stock or other securities of the Company with any Governmental Entity;

(vii)    any obligation to make payments, contingent or otherwise, arising out of the prior acquisition of the business, assets or stock of other Persons;

(viii)    any collective bargaining agreement with any labor union;

(ix)    any lease or similar arrangement for the use by the Company of personal property (other than leases of vehicles, office equipment or operating equipment where the annual lease payments are less than $100,000 in the aggregate); and

(x)    any Company Contract to which any Insider of the Company is a party.

(b)    Each Company Contract was entered into at arms’ length and in the ordinary course, is in full force and effect and is valid and binding upon and enforceable against each of the parties thereto. True, correct and complete copies of all Material Company Contracts (or written summaries in the case of oral Material Company Contracts) have been heretofore made available to Parent or Parent’s counsel.

(c)    Except as set forth in Section 2.19 of the Company Schedule, neither the Company nor, to the Company’s knowledge, any other party thereto is in breach of or in default under, and no event has occurred which with notice or lapse of time or both would become a breach of or default under, any Material Company Contract. No party to any Company Contract has given any written notice of any claim of any breach, default or event, which, with notice or lapse of time or both would become a breach of or default under, any Material Company Contract. Each Material Company Contract to which the Company is a party or by which it is bound that has not expired by its terms is in full force and effect.

2.20    Insurance.    (a)    Section 2.20(a) of the Company Schedule sets forth each insurance policy (including fire, theft, casualty, general liability, workers compensation, business interruption, environmental, product liability and automobile insurance policies and bond and surety arrangements) to which the Company is a party (the ‘‘Insurance Policies’’). The Insurance Policies are in full force and effect, maintained with reputable companies against loss relating to the business, operations and properties and such other risks as reasonably determined by the Company’s Board of Directors. All premiums due and payable under the Insurance Policies have been paid on a timely basis and the Company is in compliance in all material respects with all other terms thereof. True, complete and correct copies of the Insurance Policies have been made available to Parent.

(b)    There are no claims pending as to which coverage has been questioned, denied or disputed. All claims thereunder have been filed in a due and timely fashion and the Company has not been refused insurance for which it has applied or had any policy of insurance terminated (other than at its request), nor has the Company received notice from any insurance carrier that:  (i) such insurance will be canceled or that coverage thereunder will be reduced or eliminated; or (ii) premium costs with respect to such insurance will be increased, other than premium increases in the ordinary course of business applicable on their terms to all holders of similar policies.

2.21    Governmental Actions/Filings.    Except as set forth in Section 2.21 of the Company Schedule, to the Company’s knowledge, the Company has been granted and holds, and has made, all Governmental Actions/Filings (including, without limitation, the Governmental Actions/Filings required for the manufacture and sale of all products manufactured and sold by it) necessary to the conduct by the Company of its business (as presently conducted and as presently proposed to be conducted by it) or used or held for use by the Company. Each such Governmental Action/Filing is in full force and effect, and the Company is in substantial compliance with all of its obligations with respect thereto. To the Company’s knowledge, no event has occurred and is continuing which requires or permits, or after notice or lapse of time or both would require or permit, and consummation of the transactions contemplated by this Agreement or any ancillary documents will not require or permit (with or without notice or lapse of time, or both), any modification or termination of any such Governmental Actions/Filings. No Governmental Action/Filing is necessary to be obtained, secured or made by the Company to enable it to continue to conduct its businesses and operations and use its properties after the Closing in a manner which is consistent with current practice. For purposes of this Agreement, the term ‘‘Governmental Action/Filing’’ shall mean any franchise, license, certificate of compliance, authorization, consent, order, permit, approval, consent or other action of, or any filing, registration or qualification with, any federal, state, municipal, foreign or other governmental, administrative or judicial body, agency or authority.

2.22    Interested Party Transactions.    Except as set forth in the Section 2.22 of the Company Schedule or in the Audited Financial Statements or the Unaudited Financial Statements, no employee, officer, director or stockholder of the Company or a member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other employee benefits made generally available to all employees. Except as set forth in Section 2.22 of the Company Schedule, to the Company’s knowledge, none of the Company’s officers or employees has any direct or indirect ownership interest in any Person with whom the Company is affiliated or with whom the Company has a contractual relationship, or in any Person that competes with the Company, except that each officer or employee of Company and members of their respective immediate families may own less than 1% of the outstanding stock in publicly traded companies that may compete with Company. Except as set forth in Section 2.22 of the Company Schedule, to the knowledge of the Company, no officer or director or any member of their immediate families is, directly or indirectly, interested in any Material Company Contract with the Company (other than such contracts as relate to any such Person’s ownership of capital stock or other securities of the Company or such Person’s employment with the Company).

2.23    Corporate Approvals.    The Board of Directors of the Company has, as of the date of this Agreement, determined (i) that the Merger is fair to, and in the best interests of the Company and its stockholders, and (ii) to recommend that the stockholders of the Company approve this Agreement.

2.24    Proxy Statement.    The information to be supplied by the Company for inclusion in Parent’s proxy statement (such proxy statement as amended or supplemented is referred to herein as the ‘‘Proxy Statement’’) shall not at the time the Proxy Statement is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The information to be supplied by the Company for inclusion in the proxy statement to be sent in connection with the meeting of Parent’s stockholders to consider the approval of this Agreement (the ‘‘Parent Stockholders’ Meeting’’) shall not, on the date the Proxy Statement is first mailed to Parent’s stockholders, and at the time of the Parent Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading; or omit to state any material fact necessary to correct any statement provided by the Company in any earlier communication with respect to the solicitation of proxies for the Parent Stockholders’ Meeting which has become false or misleading. If at any time prior to the Effective Time, any event relating to the Company or any of its affiliates, officers or directors should be discovered by the Company which should be set forth in a supplement to the Proxy Statement, the Company shall promptly inform Parent. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by Parent or any Person other than the Company which is contained in any of the foregoing documents.

2.25    Franchise Matters.    (a)    Except as set forth in Section 2.25(a) of the Company Schedule, there are no Persons authorized or privileged to use the Intellectual Property Rights under any contract. Section 2.25(a)(i) of the Company Schedule sets forth the name and address of each franchisee that is operating a store using the Intellectual Property Rights and each developer who is authorized to open and operate a store using the Intellectual Property Rights. Except as set forth in Section 2.25(a)(ii) of the Company Schedule, the royalty fee percentage specified in each extant franchise agreement remains in effect, is being paid when due and has not been reduced, modified, waived or otherwise affected by any franchise agreement ‘‘side letter,’’ modification, amendment, waiver or suspension, in whole or in part, and, to Company’s knowledge, there are no franchisees who are in material default of their franchise agreements. Except as set forth in Section 2.25(a)(iii) of the Company Schedule, there are no area developers who are in material default with their development obligations under their area development agreements.

(b)    Section 2.25(b) of the Company Schedule lists each state or other jurisdiction in which the Company is currently registered, or with which the Company filed an application for registration or an exemption from registration, to sell franchises, and the effective date of each such registration. Except as set forth in Section 2.25(b) of the Company Schedule, all franchise registrations remain in full force and effect and are not the subject of any existing or threatened government or other action intended, in whole or in part, to result in the termination, revocation, modification, suspension, conditioning or dissolution of any such franchise registration and/or any other circumstance which would reasonably be expected to materially impair the Company’s ability routinely to renew or amend any such franchise registration and/or enter into franchise agreements in any jurisdiction. To the knowledge of the Company, the Company is currently in compliance with all laws relating to the offer and sale of franchises in all states and countries where the Company is conducting franchise activities and has, without limitation, prepared all disclosure documents and secured all registrations to effectuate such franchise activities.

(c)    The Company’s current Uniform Franchise Offering Circulars (‘‘UFOCs’’) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth in Section 2.25(c) of the Company Schedule and to the extent required by law, each current franchisee has been given a UFOC Item 23 ‘‘receipt’’ at least 10 Business Days prior to executing his/her/its franchise agreement or area development agreement with the Company.

(d)    Except as set forth in the UFOCs or in Section 2.25(d) of the Company Schedule, (i) there is no pending franchise or franchise-related Action which has been served or, to the Company’s knowledge, is otherwise pending or threatened, (ii) to Company’s knowledge, there are no pending franchisee complaints, threats to initiate an Action, threats to file complaints with any Governmental Authority and/or threats to otherwise complain of the Company in any material respect, (iii) there exists no written or, to Company’s knowledge, other complaint, inquiry, investigation, or judicial or administrative action or proceeding, communicated or commenced (as the case may be) by any Governmental Authority to or against the Company regarding its offer and sale of franchises, the administration of its franchise network, advancing or referring to any complaint received from any franchisee, inquiring of or contesting any element of the Company’s franchise program or franchise relationships, and/or otherwise related to the Company’s compliance with any franchise Law, and (iv) to Company’s knowledge, there exists no material Action or other claims asserted by any third party against any of the Company’s franchisees in which the Company is or may become a party thereto, including under a negligence or ‘‘vicarious liability’’ theory.

(e)    Except as set forth in Section 2.25(e) of the Company Schedule, to Company’s knowledge, none of the Company’s franchisees or area developers are currently involved in a workout or other financial restructuring or any insolvency, bankruptcy or similar proceeding; or contemplating or scheduled to undertake a workout or other financial restructuring or any insolvency, bankruptcy or similar proceeding.

2.26    Representations and Warranties Complete.    The representations and warranties of the Company included in this Agreement, as modified by the Company Schedule, are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, under the circumstance under which they were made.

2.27    Survival of Representations and Warranties.    The representations and warranties of the Company set forth in this Agreement shall survive the Closing until one year after the Closing Date.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT

Except as set forth in Schedule 3 attached hereto (the ‘‘Parent Schedule’’), Parent represents and warrants to the Company, as follows:

3.1    Organization and Qualification.    (a)    Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by Parent to be conducted. Parent is in possession of all Approvals necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being or currently planned by Parent to be conducted, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent. Complete and correct copies of the Charter Documents of Parent, as amended and currently in effect, have been heretofore delivered to the Company. Parent is not in violation of any of the provisions of Parent’s Charter Documents.

(b)    Parent is duly qualified or licensed to do business as a foreign corporation and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent.

(c)    Merger Sub is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by Parent to be conducted. Complete and correct copies of the Charter Documents of Merger Sub, as amended and currently in effect, are attached hereto as Exhibit B.    Merger Sub is not in violation of any of the provisions of the Merger Sub’s Charter Documents.

3.2    Authority Relative to this Agreement.    Each of Parent and Merger Sub has full corporate power and authority to:  (i) execute, deliver and perform this Agreement, and each ancillary document which Parent or Merger Sub has executed or delivered or is to execute or deliver pursuant to this Agreement, and (ii) carry out Parent’s and Merger Sub’s obligations hereunder and thereunder and, to consummate the transactions contemplated hereby (including the Merger). The execution and delivery of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby (including the Merger) have been duly and validly authorized by all necessary corporate action on the part of Parent and Merger Sub (including the approval by its Board of Directors), and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, other than the Parent Stockholder Approval (as defined in Section 5.1(a)). This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes the legal and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

3.3    No Conflict; Required Filings and Consents.    (a)    The execution and delivery of this Agreement by Parent and Merger Sub do not, and the performance of this Agreement by Parent and Merger Sub shall not:  (i) conflict with or violate Parent’s or Merger Sub’s Charter Documents, (ii) conflict with or violate any Legal Requirements, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair Parent’s rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of Parent pursuant to, any Parent Contracts, except, with respect to clauses (ii) or (iii), for any such conflicts, violations, breaches, defaults or other occurrences that would not, individually and in the aggregate, have a Material Adverse Effect on Parent.

(b)    The execution and delivery of this Agreement by Parent and Merger Sub do not, and the performance of their respective obligations hereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (i) for the filing of any notifications required under the HSR Act and the expiration of the required waiting period thereunder, (ii) the qualification of Parent as a foreign corporation in those jurisdictions in which the business of the Company makes such qualification necessary, and (iii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent, or prevent consummation of the Merger or otherwise prevent the parties hereto from performing their obligations under this Agreement.

3.4    Compliance.    Parent has complied with, is not in violation of, any Legal Requirements with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on Parent. The business and activities of Parent have not been and are not being conducted in violation of any Legal Requirements. Parent is not in default or violation of any term, condition or provision of its Charter Documents. No written notice of non-compliance with any Legal Requirements has been received by Parent.

3.5    SEC Filings; Financial Statements.    (a)    Parent has made available to the Company a correct and complete copy of each report, registration statement and definitive proxy statement filed by Parent with the SEC (the ‘‘Parent SEC Reports’’), which are all the forms, reports and documents required to be filed by Parent with the SEC prior to the date of this Agreement. As of their respective dates, the Parent SEC Reports:  (i) were prepared in accordance and complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Reports, and (ii) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing and as so amended or superseded) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent set forth in the preceding sentence, Parent makes no representation or warranty whatsoever concerning the Parent SEC Reports as of any time other than the time they were filed.

(b)    Each set of financial statements (including, in each case, any related notes thereto) contained in Parent SEC Reports, including each Parent SEC Report filed after the date hereof until the Closing, complied or will comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, was or will be prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, do not contain footnotes as permitted by Form 10-Q of the Exchange Act) and each fairly presents or will fairly present in all material respects the financial position of Parent at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were, are or will be subject to normal adjustments which were not or are not expected to have a Material Adverse Effect on Parent taken as a whole.

3.6    No Undisclosed Liabilities.    Parent has no liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the financial statements included in Parent SEC Reports which are, individually or in the aggregate, material to the business, results of operations or financial condition of Parent, except (i) liabilities provided for in or otherwise disclosed in Parent SEC Reports filed prior to the date hereof, and (ii) liabilities incurred since January 10, 2006 in the ordinary course of business, none of which would have a Material Adverse Effect on Parent. Merger Sub has no assets or properties of any kind, does not now conduct and has never conducted any business, and has and will have at the Closing no obligations or liabilities of any nature whatsoever except such obligations and liabilities as are imposed under this Agreement.

3.7    Absence of Certain Changes or Events.    Except as set forth in Parent SEC Reports filed prior to the date of this Agreement, and except as contemplated by this Agreement, since January 10, 2006, there has not been:  (i) any Material Adverse Effect on Parent, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of Parent’s capital stock, or any purchase, redemption or other acquisition by Parent of any of Parent’s capital stock or any other securities of Parent or any options, warrants, calls or rights to acquire any such shares or other securities, (iii) any split, combination or reclassification of any of Parent’s capital stock, (iv) any granting by Parent of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by Parent of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, or any granting by Parent of any increase in severance or termination pay or any entry by Parent into any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving Parent of the nature contemplated hereby, (v) entry by Parent into any licensing or other agreement with regard to the acquisition or disposition of any Intellectual Property other than licenses in the ordinary course of business consistent with past practice or any amendment or consent with respect to any licensing agreement filed or required to be filed by Parent with respect to any Governmental Entity, (vi) any material change by Parent in its accounting methods, principles or practices, except as required by concurrent changes in U.S. GAAP, (vii) any change in the auditors of Parent, (vii) any issuance of capital stock of Parent, or (viii) any revaluation by Parent of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets of Parent other than in the ordinary course of business.

3.8    Litigation.    There are no claims, suits, actions or proceedings pending or to Parent’s knowledge, threatened against Parent, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement or which could reasonably be expected, either singularly or in the aggregate with all such claims, actions or proceedings, to have a Material Adverse Effect on Parent or have a Material Adverse Effect on the ability of the parties hereto to consummate the Merger.

3.9    Interested Party Transactions.    Except as set forth in the Parent SEC Reports filed prior to the date of this Agreement, no employee, officer, director or stockholder of Parent or a member of his or her immediate family is indebted to Parent nor is Parent indebted (or committed to make loans or extend or guarantee credit) to any of them, other than reimbursement for reasonable expenses incurred on behalf of Parent. To Parent’s knowledge, none of its officers or employees has any direct or indirect ownership interest in any Person with whom Parent is affiliated or with whom Parent has a material contractual relationship, or any Person that competes with Parent, except that each employee or officer of Parent and members of their respective immediate families may own less than 5% of the outstanding stock in publicly traded companies that may compete with Parent. To Parent’s knowledge, no officer or director or any member of their immediate families is, directly or indirectly, interested in any material contract with Parent (other than such contracts as relate to any such individual ownership of capital stock or other securities of Parent).

3.10    Board Approval.    The Board of Directors of Parent (including any required committee or subgroup of the Board of Directors of Parent) has, as of the date of this Agreement, unanimously (i) declared the advisability of the Merger and approved this Agreement and the transactions contemplated hereby, (ii) determined that the Merger is in the best interests of the stockholders of Parent, and (iii) determined that the fair market value of the Company is equal to at least 80% of Parent’s net assets.

3.11    Trust Fund.    As of the date hereof and at the Closing Date, Parent has and will have no less than $126,720,000 invested in United States Government securities or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 in a trust account administered by Continental (the ‘‘Trust Fund’’), less such amounts, if any, as Parent is required to pay to stockholders who elect to have their shares converted to cash in accordance with the provisions of Parent’s Charter Documents.

3.12    Representations and Warranties Complete.    The representations and warranties of Parent included in this Agreement, as modified by the Parent Schedule, are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, under the circumstance under which they were made.

3.13    Survival of Representations and Warranties.    The representations and warranties of Parent set forth in this Agreement shall not survive the Closing.

ARTICLE IV

CONDUCT PRIOR TO THE EFFECTIVE TIME

4.1    Conduct of Business by Company and Parent.    During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, each of the Company, Parent and Merger Sub shall, except to the extent that the other party shall otherwise consent in writing, carry on its business in the usual, regular and ordinary course consistent with past practices, in substantially the same manner as heretofore conducted and in compliance with all applicable laws and regulations (except where noncompliance would not have a Material Adverse Effect), pay its debts and taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to (i) preserve substantially intact its present business organization, (ii) keep available the services of its present officers and employees and (iii) preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others with which it has significant business dealings. In addition, except as required or permitted by the terms of this Agreement, without the prior written consent of the other party, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, each of the Company, Parent and Merger Sub shall not do any of the following:

(a)    Waive any stock repurchase rights, accelerate (except as disclosed in the Company Schedule), amend or (except as specifically provided for herein) change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans;

(b)    Grant any severance or termination pay to any officer or employee except pursuant to applicable law, written agreements outstanding, or policies existing on the date hereof and as previously or concurrently disclosed in writing or made available to the other party, or adopt any new severance plan, or amend or modify or alter in any manner any severance plan, agreement or arrangement existing on the date hereof;

(c)    Transfer or license to any person or otherwise extend, amend or modify any material rights to any Intellectual Property of the Company or Parent, as applicable, or enter into grants to transfer or license to any person future patent rights, other than in the ordinary course of business consistent with past practices, provided that in no event shall the Company or Parent license on an exclusive basis or sell any Intellectual Property of the Company, or Parent as applicable;

(d)    Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

(e)    Purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of the Company and Parent, as applicable, including repurchases of unvested shares at cost in connection with the termination of the relationship with any employee or consultant pursuant to stock option or purchase agreements in effect on the date hereof;

(f)    Issue, deliver, sell, authorize, pledge or otherwise encumber, or agree to any of the foregoing with respect to, any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible or exchangeable securities, except for (i) the issuance of Company common stock upon the exercise of outstanding Company Stock Options or warrants, or issuance of common stock upon the conversion of any Company Preferred Stock;

(g)    Amend its Charter Documents unless required to do so hereunder;

(h)    Acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of Parent or the Company as applicable, or enter into any joint ventures, strategic partnerships or alliances or other arrangements that provide for exclusivity of territory or otherwise restrict such party’s ability to compete or to offer or sell any products or services, other than franchise and area development agreements entered into in the ordinary course of business upon prior notice to Parent;

(i)    Sell, lease, license, encumber or otherwise dispose of any properties or assets, except (A) sales of inventory in the ordinary course of business consistent with past practice and (B) and the sale, lease or disposition (other than through licensing) of property or assets that are not material, individually or in the aggregate, to the business of such party;

(j)    Incur Indebtedness, except for up to $22,000,000 of Indebtedness (including Total Indebtedness) incurred in the ordinary course of business to carry out the business plan. For purposes of the foregoing, ‘‘Indebtedness’’ shall mean (a) all obligations of the Company for borrowed money or with respect to deposits or advances of any kind (other than deposits or advances in respect of deferred revenue), (b) all obligations of the Company evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of the Company upon which interest is customarily paid, (d) all obligations of the Company for purchase money financing, including obligations under conditional sale or other title retention agreements or issued or assumed in respect of deferred purchase price, relating to assets purchased by the Company, (e) all guarantees by the Company of any obligation of the type described in the clauses hereof of any other person, (f) all capital lease obligations of the Company, (g) all interest rate protection, foreign currency exchange or other interest or exchange rate hedging agreements and (h) all obligations of the Company as an account party in respect of bankers’ acceptances, in the case of each clause above, as of such date;

(k)    Adopt or amend any employee benefit plan, policy or arrangement, any employee stock purchase or employee stock option plan, or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable ‘‘at will’’), pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants, except in the ordinary course of business consistent with past practices;

(l)    Pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), or litigation (whether or not commenced prior to the date of this Agreement) other than the payment, discharge, settlement or satisfaction, in the ordinary course of business consistent with past practices or in accordance with their terms, or liabilities recognized or disclosed in the Unaudited Financial Statements or in the most recent financial statements included in the Parent SEC Reports filed prior to the date of this Agreement, as applicable, or incurred since the date of such financial statements, or waive the benefits of, agree to modify in any manner, terminate, release any person from or knowingly fail to enforce any confidentiality or similar agreement to which the Company is a party or of which the Company is a beneficiary or to which Parent is a party or of which Parent is a beneficiary, as applicable;

(m)    Except in the ordinary course of business consistent with past practices, modify, amend or terminate any Material Company Contract or Parent Contract, as applicable, or waive, delay the exercise of, release or assign any material rights or claims thereunder;

(n)    Except as required by U.S. GAAP, revalue any of its assets or make any change in accounting methods, principles or practices;

(o)    Except in the ordinary course of business consistent with past practices, incur or enter into any agreement, contract or commitment requiring such party to pay in excess of $250,000 in any 12 month period, other than the Company under a Routine Operating Contract;

(p)    Make or rescind any Tax elections that, individually or in the aggregate, could be reasonably likely to adversely affect in any material respect the Tax liability or Tax attributes of such party, settle or compromise any material income tax liability or, except as required by applicable law, materially change any method of accounting for Tax purposes or prepare or file any Return in a manner inconsistent with past practice;

(q)    Form, establish or acquire any subsidiary except as contemplated by this Agreement;

(r)    Except as set forth in the Company Schedule, permit any Person to exercise any of its discretionary rights under any Plan to provide for the automatic acceleration of any outstanding options, the termination of any outstanding repurchase rights or the termination of any cancellation rights issued pursuant to such plans;

(s)    Make capital expenditures except in accordance with prudent business and operational practices consistent with prior practice;

(t)    Take or omit to take any action, the taking or omission of which would be reasonably anticipated to have a Material Adverse Effect;

(u)    Enter into any transaction with or distribute or advance any assets or property to any of its officers, directors, partners, stockholders or other affiliates (other than payment of salary and benefits in the ordinary course of business consistent with past practice);

(v)    enter into any material area development agreement or enter into any franchise agreement or area development agreement without first amending the Company’s effective UFOCs to include such information regarding the transactions contemplated by this Agreement as required by applicable Law; or

(w)    Agree in writing or otherwise agree, commit or resolve to take any of the actions described in Section 4.1 (a) through (v) above.

ARTICLE V

ADDITIONAL AGREEMENTS

5.1    Proxy Statement; Parent Stockholders’ Meeting.    (a)    As promptly as practicable after the execution of this Agreement, Parent will prepare and file the Proxy Statement with the SEC. Parent will respond to any comments of the SEC and Parent will use its commercially reasonable efforts to mail the Proxy Statement to its stockholders at the earliest practicable time. As promptly as practicable after the execution of this Agreement, the Company and Parent will prepare and file any other filings required under the Securities Exchange Act of 1934 (the ‘‘Exchange Act’’), the Securities Act of 1933 (the ‘‘Securities Act’’) or any other Federal, foreign or Blue Sky laws relating to the

Merger and the transactions contemplated by this Agreement, (collectively, the ‘‘Other Filings’’). Each party will notify the other party promptly upon the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff or any other governmental officials for amendments or supplements to the Proxy Statement or any Other Filing or for additional information and will supply the other party with copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC, or its staff or other government officials, on the other hand, with respect to the Proxy Statement, the Merger or any Other Filing. The Proxy Statement and the Other Filings will comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement or any Other Filing, the Company or Parent, as the case may be, will promptly inform the other party of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of the Company and Parent, such amendment or supplement. The proxy materials will be sent to the stockholders of Parent for the purpose of soliciting proxies from holders of Parent Common Stock to vote in favor of  (i) the adoption of this Agreement and the approval of the Merger (‘‘Parent Stockholder Approval’’); (ii) the issuance and sale of shares of Common Stock to the extent that such issuance requires shareholder approval under the rules of the American Stock Exchange, and (iii) the adoption of an Equity Incentive Plan (the ‘‘Parent Plan’’) at the Parent Stockholders’ Meeting. Such proxy materials shall be in the form of a proxy statement to be used for the purpose of soliciting such proxies from holders of Parent Common Stock. Parent covenants to, within a reasonable time following the Closing, amend the Certificate of Incorporation of Parent to change Parent’s name to ‘‘Jamba, Inc.’’ or such similar available name as recommended by management of Parent following the Closing.

(b)    As soon as practicable following its approval by the SEC, Parent shall distribute the Proxy Statement to the holders of Parent Common Stock and, pursuant thereto, shall call the Parent Stockholders’ Meeting in accordance with the Delaware General Corporation Law (the ‘‘DGCL’’) and, subject to the other provisions of this Agreement, solicit proxies from such holders to vote in favor of the adoption of this Agreement and the approval of the Merger and the other matters presented to the stockholders of Parent for approval or adoption at the Parent Stockholders’ Meeting, including, without limitation, the matters described Section 5.1(a).

(c)    Parent shall comply with all applicable provisions of and rules under the Exchange Act and all applicable provisions of the DGCL in the preparation, filing and distribution of the Proxy Statement, the solicitation of proxies thereunder, and the calling and holding of the Parent Stockholders’ Meeting. Without limiting the foregoing, Parent shall ensure that the Proxy Statement does not, as of the date on which it is distributed to the holders of Parent Common Stock, and as of the date of the Parent Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading (provided that Parent shall not be responsible for the accuracy or completeness of any information relating to the Company or any other information furnished by the Company for inclusion in the Proxy Statement). The Company represents and warrants that the information relating to the Company supplied by the Company for inclusion in the Proxy Statement will not as of date of its distribution to the holders of Parent Common Stock (or any amendment or supplement thereto) or at the time of the Parent Stockholders’ Meeting contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact required to be stated therein or necessary in order to make the statement therein not false or misleading.

(d)    Parent, acting through its board of directors, shall include in the Proxy Statement the recommendation of its board of directors that the holders of Parent Common Stock vote in favor of the adoption of this Agreement and the approval of the Merger, and shall otherwise use reasonable best efforts to obtain the Parent Stockholder Approval

5.2    Company Stockholder Approval.    (a)    As promptly as practicable after the execution of this Agreement, the Company will prepare and file any filings required under the CGCL, the Securities Act or any Other Filings relating to the Merger and the transactions contemplated by this Agreement required by law to be filed by the Company. The Other Filings will comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder. Applicable proxy materials or other materials will be sent to the stockholders of Company for the purpose of soliciting proxies to vote in favor of the adoption of this Agreement and the approval of the Merger, or other approval from the stockholders of Company (the ‘‘Company Stockholder Approval’’).

(b)    The Company will use its reasonable best efforts to obtain the approval of its stockholders within two weeks of the date of this Agreement, but in any event as soon as practicable following the date of this Agreement and in no event shall such meeting be held later than April 30, 2006. The Company shall seek to obtain such approval by calling a meeting of the Company’s stockholders’ or otherwise obtain approval of the stockholders for the purpose of the adoption of this Agreement and the approval of the Merger and the other matters presented to the stockholders of Company for approval or adoption.

(c)    Parent represents and warrants that the information relating to Parent supplied by Parent for inclusion in Company proxy or other materials provided to the Company’s stockholders will not as of date of its distribution to the holders of Company stockholders (or any amendment or supplement thereto) or at the time of the Company Stockholder Approval contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact required to be stated therein or necessary in order to make the statement therein not false or misleading.

5.3    Directors and Officers of Parent and the Surviving Corporation After Merger.    Parent and the Company shall take all necessary action so that the persons listed on Schedule 5.3 are appointed or elected, as applicable, to the positions of officers and directors of Parent and the Surviving Corporation, as set forth therein, to serve in such positions effective immediately after the Closing.

5.4    Voting Agreements.    Certain stockholders of the Company mutually agreed between the Company and Parent shall enter into a Voting Agreement in the form of Exhibit C hereto (the ‘‘Voting Agreement’’) concurrently with the execution of this Agreement.

5.5    HSR Act.    If required pursuant to the HSR Act, as promptly as practicable after the date of this Agreement, Parent and the Company shall each prepare and file the notification required of it thereunder in connection with the transactions contemplated by this Agreement and shall promptly and in good faith respond to all information requested of it by the Federal Trade Commission and Department of Justice in connection with such notification and otherwise cooperate in good faith with each other and such Governmental Entities. Parent and the Company shall (a) promptly inform the other of any communication to or from the Federal Trade Commission, the Department of Justice or any other Governmental Entity regarding the transactions contemplated by this Agreement, (b) give the other prompt notice of the commencement of any action, suit, litigation, arbitration, proceeding or investigation by or before any Governmental Entity with respect to such transactions and (c) keep the other reasonably informed as to the status of any such action, suit, litigation, arbitration, proceeding or investigation. Filing fees with respect to the notifications required under the HSR Act shall be shared equally by Parent and the Company.

5.6    Other Actions.    (a)    At least five (5) days prior to Closing, Parent shall prepare a draft Form 8-K announcing the Closing, together with, or incorporating by reference, the financial statements prepared by the Company and its accountant, and such other information that may be required to be disclosed with respect to the Merger in any report or form to be filed with the SEC (‘‘Merger Form 8-K’’), which shall be in a form reasonably acceptable to the Company and in a format acceptable for EDGAR filing. Prior to Closing, Parent and the Company shall prepare the press release announcing the consummation of the Merger hereunder (‘‘Press Release’’). Simultaneously with the Closing, Parent shall file the Merger Form 8-K with the SEC and distribute the Press Release.

(b)    The Company and Parent shall further cooperate with each other and use their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable laws to consummate the Merger and the other transactions contemplated hereby as soon as practicable, including preparing and filing as soon as practicable all documentation to effect all necessary notices, reports and other filings and to obtain as soon as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party (including the respective independent accountants of the Company and Parent) and/or any Governmental Entity in order to consummate the Merger or any of the other transactions contemplated hereby. This obligation shall include, on the part of Parent, sending a termination letter to Continental in substantially the form of Exhibit A attached to the Investment Management Trust Agreement by and between Parent and Continental dated as of June 29, 2005. Subject to applicable laws relating to the exchange of information and the preservation of any applicable attorney-client privilege, work-product doctrine, self-audit privilege or other similar privilege, each of the Company and Parent shall have the right to review and comment on in advance, and to the extent practicable each will consult the other on, all the information relating to such party that appears in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Merger and the other transactions contemplated hereby. In exercising the foregoing right, each of the Company and Parent shall act reasonably and as promptly as practicable.

5.7    Required Information.    In connection with the preparation of the Merger Form 8-K and Press Release, and for such other reasonable purposes, the Company and Parent each shall, upon request by the other, furnish the other with all information concerning themselves, their respective directors, officers and stockholders (including the directors of Parent and the Company to be elected effective as of the Closing pursuant to Section 5.3 hereof) and such other matters as may be reasonably necessary or advisable in connection with the Merger, or any other statement, filing, notice or application made by or on behalf of the Company and Parent to any third party and/or any Governmental Entity in connection with the Merger and the other transactions contemplated hereby. Each party warrants and represents to the other party that all such information shall be true and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

5.8    Confidentiality; Access to Information.    (a)    Confidentiality.    Any confidentiality agreement previously executed by the parties shall be superseded in its entirety by the provisions of this Agreement. Each party agrees to maintain in confidence any non-public information received from the other party, and to use such non-public information only for purposes of consummating the transactions contemplated by this Agreement. Such confidentiality obligations will not apply to (i) information which was known to the one party or their respective agents prior to receipt from the other party; (ii) information which is or becomes generally known; (iii) information acquired by a party or their respective agents from a third party who was not bound to an obligation of confidentiality; and (iv) disclosure required by law. In the event this Agreement is terminated as provided in Article VIII hereof, each party (i) will return or cause to be returned to the other all documents and other material obtained from the other in connection with the Merger contemplated hereby, and (ii) will use its reasonable best efforts to delete from its computer systems all documents and other material obtained from the other in connection with the Merger contemplated hereby.

(b)    Access to Information.    (i)    Company will afford Parent and its financial advisors, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of the Company during the period prior to the Closing to obtain all information concerning the business, including the status of product development efforts, properties, results of operations and personnel of the Company, as Parent may reasonably request. No information or knowledge obtained by Parent in any investigation pursuant to this Section 5.8 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

(ii)    Parent will afford the Company and its financial advisors, underwriters, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of Parent during the period prior to the Closing to obtain all information concerning the business, including the status of product development efforts, properties, results of operations and personnel of Parent, as the Company may reasonably request. No information or knowledge obtained by the Company in any investigation pursuant to this Section 5.8 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

(iii)    Notwithstanding anything to the contrary contained herein, each party (‘‘Subject Party’’) hereby agrees that by proceeding with the Closing, it shall be conclusively deemed to have waived for all purposes hereunder any inaccuracy of representation or breach of warranty by another party which is actually known by the Subject Party prior to the Closing.

5.9    Charter Protections; Directors’ and Officers’ Liability Insurance.    (a)    All rights to indemnification for acts or omissions occurring through the Closing Date now existing in favor of the current directors and officers of Parent as provided in the Charter Documents of Parent or in any indemnification agreements shall survive the Merger and shall continue in full force and effect in accordance with their terms.

(b)    For a period of six (6) years after the Closing Date, Parent shall cause to be maintained in effect the current policies of directors’ and officers’ liability insurance maintained by Parent (or policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous) with respect to claims arising from facts and events that occurred prior to the Closing Date.

(c)    If Parent or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent assume the obligations set forth in this Section 5.9.

(d)    The provisions of this Section 5.9 are intended to be for the benefit of, and shall be enforceable by, each Person who will have been a director or officer of Parent for all periods ending on or before the Closing Date and may not be changed without the consent of Committee referred to in Section 1.11(a).

5.10    Public Disclosure.    From the date of this Agreement until Closing or termination, the parties shall cooperate in good faith to jointly prepare all press releases and public announcements pertaining to this Agreement and the transactions governed by it, and no party shall issue or otherwise make any public announcement or communication pertaining to this Agreement or the transaction without the prior consent of Parent (in the case of the Company) or the Company (in the case of Parent), except as required by any legal requirement or by the rules and regulations of, or pursuant to any agreement of a stock exchange or trading system. Each party will not unreasonably withhold approval from the others with respect to any press release or public announcement. If any party determines with the advice of counsel that it is required to make this Agreement and the terms of the transaction public or otherwise issue a press release or make public disclosure with respect thereto, it shall, at a reasonable time before making any public disclosure, consult with the other party regarding such disclosure, seek such confidential treatment for such terms or portions of this Agreement or the transaction as may be reasonably requested by the other party and disclose only such information as is legally compelled to be disclosed. This provision will not apply to communications by any party to its counsel, accountants and other professional advisors. Notwithstanding the foregoing, the parties hereto agree that promptly as practicable after the execution of this Agreement, Parent will file with the SEC a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement, with respect to which Parent shall consult with the Company. Parent shall provide to Company for review and comment a draft of the Current Report on Form 8-K prior to filing with the SEC; provided that unless objected to by the Company by written notice given to Parent within two (2) days after delivery to the Company specifying the language to which reasonable objection is taken, any language included in such Current

Report shall be deemed to have been approved by the Company and may be filed with SEC and used in other filings made by Parent with the SEC.

5.11    Reasonable Efforts.    Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including using commercially reasonable efforts to accomplish the following:  (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in Article VI to be satisfied, (ii) the obtaining of all necessary actions, waivers, consents, approvals, orders and authorizations from Governmental Entities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity, (iii) the obtaining of all consents, approvals or waivers from third parties required as a result of the transactions contemplated in this Agreement, including without limitation the consents referred to in the Company Schedule, (iv) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (v) the execution or delivery of any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. In connection with and without limiting the foregoing, Parent and its board of directors and the Company and its board of directors shall, if any state takeover statute or similar statute or regulation is or becomes applicable to the Merger, this Agreement or any of the transactions contemplated by this Agreement, use its commercially reasonable efforts to enable the Merger and the other transactions contemplated by this Agreement to be consummated as promptly as practicable on the terms contemplated by this Agreement. Notwithstanding anything herein to the contrary, nothing in this Agreement shall be deemed to require Parent or the Company to agree to any divestiture by itself or any of its affiliates of shares of capital stock or of any business, assets or property, or the imposition of any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties and stock.

5.12    Certain Claims.    As additional consideration for the issuance of the Per Share Merger Consideration pursuant to this Agreement, each of the Company stockholders hereby releases and forever discharges, effective as of the Closing Date, the Company and its directors, officers, employees and agents, from any and all rights, claims, demands, judgments, obligations, liabilities and damages, whether accrued or unaccrued, asserted or unasserted, and whether known or unknown arising out of or resulting from such stockholder’s (i) status as a holder of an equity interest in the Company; and (ii) employment, service, consulting or other similar agreement entered into with the Company prior to Closing, to the extent that the bases for claims under any such agreement that survives the Closing arise prior to the Closing, provided, however, the foregoing shall not release any obligations of Parent set forth in this Agreement or the Escrow Agreement.

5.13    No Securities Transactions.    Neither the Company nor any of its affiliates, directly or indirectly, shall engage in any transactions involving the securities of Parent prior to the time of the making of a public announcement of the transactions contemplated by this Agreement. The Company shall use its best efforts to require each of its officers, directors, employees, agents, representatives and stockholders to comply with the foregoing requirement.

5.14     [Reserved]

5.15    No Claim Against Trust Fund; Sole Remedy For Termination of Agreement.    The Company acknowledges that, if the transactions contemplated by this Agreement are not consummated by Parent by December 29, 2006 (subject to a six-month extension in certain circumstances), Parent will be obligated to return to its stockholders the amounts being held in the Trust Fund. Accordingly, the sole remedy for any claim by the Company against Parent or the Merger Sub, or Parent or Merger

Sub against the Company, for any monetary claims or otherwise, for any reason whatsoever, including but not limited to a breach of this Agreement by any party or any negotiations, agreements or understandings in connection herewith (other than as a result of the Merger, pursuant to which the Company and its stockholders will have the right to recover the Total Merger Consideration from monies in the Trust Fund, from the Escrow Cash or otherwise) shall be as set forth in Section 8.2.

5.16    Disclosure of Certain Matters.    Each of Parent and the Company will provide the other with prompt written notice of any event, development or condition that (a) would cause any of such party’s representations and warranties to become untrue or misleading or which may affect its ability to consummate the transactions contemplated by this Agreement, (b) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement, (c) gives such party any reason to believe that any of the conditions set forth in Article VI will not be satisfied, (d) is of a nature that is or may be materially adverse to the operations, prospects or condition (financial or otherwise) of Parent or the Company, or (e) would require any amendment or supplement to the Proxy Statement. The parties shall have the right and obligation to supplement or amend the Company Schedule and Parent Schedule (the ‘‘Disclosure Schedules’’) being delivered pursuant to this Agreement with respect to any matter arising or discovered after delivery thereof which, if existing or known at the date of this Agreement, would have been required to be set forth or described in the Disclosure Schedules. The obligations of the parties to amend or supplement the Disclosure Schedules being delivered herewith shall terminate on the Closing Date. Notwithstanding any such amendment or supplementation, for purposes of Sections 2.2(a) and 2.3(a), and 3.1(c), the representations and warranties of the parties shall be made with reference to the Disclosure Schedules as they exist at the time of delivery of the Disclosure Schedules in accordance with Section 5.23, subject to such anticipated changes as are set forth in Schedule 4.1 or otherwise expressly contemplated by this Agreement or which are set forth in the Disclosure Schedules as they exist on the date of delivery thereof in accordance with Section 5.23.

5.17    No Solicitation.    (a)    The Company will not, and will cause its affiliates, employees, agents and representatives not to, directly or indirectly, solicit or enter into discussions or transactions with, or encourage, or provide any information to, any corporation, partnership or other entity or group (other than Parent and its designees) concerning any merger, sale of ownership interests and/or assets of the Company, recapitalization or similar transaction (an ‘‘Acquisition Proposal’’), provided that this Section 5.17 shall not prohibit (i) negotiations with, and the provision of information to, any other person in connection with a superior Acquisition Proposal by such other person or (ii) recommending any superior Acquisition Proposal with such other person to the shareholders of the Company (which shall not constitute a breach of this Agreement), if the Board of Directors of the Company determines in good faith after consultation with counsel that failure to take such actions could reasonably be expected to be inconsistent with their fiduciary obligations under applicable law.

(b)    Parent will not, and will cause its employees, agents and representatives not to, directly or indirectly, solicit or enter into discussions or transactions with, or encourage, or provide any information to, any corporation, partnership or other entity or group (other than the Company and its designees) concerning any merger, purchase of ownership interests and/or assets, recapitalization or similar transaction.

(c)    The Company shall promptly advise Parent of the nature of any written offer, proposal or indication of interest that is submitted to the Company and the identity of the Person making such written offer, proposal or indication of interest.

5.18    Stock Options and Warrants.    (a)    At the Effective Time, the Company’s obligations with respect to each outstanding unvested Company Option (and unexercised vested option, subject to the provisions of this Section 5.18) and unexercised Company Warrant (if amended in a manner reasonably acceptable to Parent) will be assumed by Parent, and Parent shall thereafter be obligated to issue Parent Common Stock upon exercise thereof. Each Company Warrant shall be exercisable on the terms, and into the number of shares of the Parent Common Stock, as set forth in the Company Warrant as so amended. Each Company Option so assumed by Parent under this Agreement shall be subject to the same terms and conditions set forth in Company’s Stock Option Plans as in effect immediately prior to the Effective Time, and (i) such Company Option will be exercisable for that number of shares of Parent Common Stock equal to the product of the number of Shares of Company Common Stock that were purchasable under such Company Option immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole number of shares of Parent Common Stock, and (ii) the per share exercise price for the shares of Parent Common Stock issuable upon exercise of such assumed Company Option will be equal to the quotient determined by dividing the exercise price per share of Company Common Stock at which such Company Option was exercisable immediately prior to the Effective Time by the Exchange Ratio, and rounding the resulting exercise price up to the nearest whole cent. Following the Effective Time, Parent will send to each holder of an assumed Company Option a written notice setting forth (i) the number of shares of Parent Common Stock that are subject to such assumed Company Option, and (ii) the exercise price per share of Parent Common Stock issuable upon exercise of such assumed Company Option. In addition, if Parent has not filed a registration statement on Form S-8 registering the exercise of any Company Options assumed by Parent pursuant to this Section 5.18 prior to Closing, Parent shall file such registration statement with the SEC on the 90 th  day following the Closing (to the extent the exercise of such options is eligible to be registered using a Form S-8 registration statement). The ‘‘Exchange Ratio’’  shall be determined such that (a) the aggregate intrinsic value of the new Parent Options is not greater than the aggregate intrinsic value of the Company Options immediately prior to the assumption and (b) the ratio of the exercise price per option to market value per share is unchanged. The parties agree that Parent will permit holders of vested Company Options to elect, on an individual basis, to either  exercise such Company Options and participate in the Merger or have those Company Options assumed, on the same basis as the unvested Company Options, by the Parent, unless there are, in the sole judgment and discretion of Parent, significant tax, accounting or securities laws issues (including any requirement of registering on a Form other than S-8) with treating vested options identically to unvested options. The parties will make such determination on or before April 30, 2006.

(b)    Parent will reserve sufficient shares of Parent Common Stock for issuance under this Section 5.18.

5.19    Benefit Arrangements.    Parent agrees that all employees of the Company who continue employment with Parent or any subsidiary of Parent after the Effective Time (‘‘Continuing Employees’’) shall be eligible to continue to participate in the Company’s health, vacation, welfare and retirement benefit plans; provided, however, that (i) nothing in this Section 5.19 or elsewhere in this Agreement shall limit the right of Parent to amend or terminate any such benefit plan or arrangement at any time, and (ii) if Parent terminates any such plan, then (upon expiration of any appropriate transition period), the Continuing Employees shall be eligible to participate in Parent’s benefit plans and vacation policies, in each case to the same extent as employees of Parent in similar positions and at compensation grade levels. Continuing Employees shall receive credit for service time as an employee of the Company for purposes of eligibility to participate, vesting, and eligibility to receive benefits under any such Parent benefit plan and for purposes of vacation accrual for service accrued or deemed accrued prior to the Effective Time. Additionally, any life, health and disability benefits available to Continuing Employees and their eligible dependents under Parent’s benefit plans shall not be subject to any insurability requirement or pre-existing condition exclusion that would not apply to the corresponding benefit provided under a plan maintained by the Company immediately prior to the Effective Time. Parent shall further provide each Continuing Employee with credit for any co-payments and deductibles paid prior to the Effective Time for the plan year in which the Effective Time occurs in satisfying any applicable deductibles or out-of-pocket requirements under corresponding Parent benefit plans. Nothing in this Section 5.19 or elsewhere in this Agreement,  shall be construed to create a right in any employee to continuing employment.

5.20    Company Actions.    The Company shall use its best efforts to take such actions as are necessary to fulfill its obligations under this Agreement and to enable Parent and Merger Sub to fulfill its obligations hereunder.

5.21    Financing.    The Company agrees to provide, and will cause its directors, officers and employees to provide, all cooperation reasonably necessary in connection with the arrangement of financing to be consummated contemporaneously with or at or after the expiration of the Effective Time in respect of the transactions contemplated by this Agreement, including participation in meetings, due diligence sessions, road shows, the preparation of offering memoranda, private placement memoranda, prospectuses and similar documents, the execution and delivery of any commitment letters, placement agreements, pledge and security documents, other definitive financing documents, or other requested certificates or documents, audited and unaudited financial statements, comfort letters of accountants and legal opinions as may be reasonably requested by Parent or Merger Sub and taking such other actions as are reasonably required to be taken by the Company in connection with any financing, providing that such cooperation shall not interfere unreasonably with the business or operations of the Company and the Company shall not be required to incur material incremental out-of-pocket costs in respect of such cooperation unless Parent shall have undertaken to reimburse the Company all such reasonable and documented out-of-pocket costs.

5.22    Fees and Expenses.    Whether or not the Merger is consummated, all fees and expenses incurred in connection with the Merger including, without limitation, all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties incurred by a party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby (‘‘Third Party Expenses’’), shall be the obligation of the respective party incurring such fees and expenses. The Company shall provide Parent with a statement of estimated Third Party Expenses incurred by the Company (‘‘Company Third Party Expenses’’) at least five (5) business days prior to the Closing Date in form reasonably satisfactory to Parent (the ‘‘Statement of Expenses’’). Any Company Third Party Expense in excess of the Company Third Party Expenses reflected on the Statement of Expenses used to reduce the Total Merger Consideration (‘‘Excess Third Party Expenses’’), shall be subject to the indemnification provisions of Article VII and shall not be subject to the Basket. Third Party Expenses shall not be incurred by the Company after the Closing Date without the express prior written consent of Parent

5.23    Company Schedule.    The Company shall deliver to Parent the Company Schedule on or before the expiration of five (5) business days following the date of this Agreement, which Company Schedule shall be satisfactory to Parent in its reasonable discretion

5.24    Company Warrants.    Promptly following the date hereof, the Parent and the Company shall meet and confer for the purpose of determining the terms and conditions of the form of amendment to the Company Warrants that will be reasonably acceptable to the Parent, and the Company will use its reasonable best efforts on or before April 30, 2006 to obtain the requisite approval of holders of the Company Warrants for approval of amendment or their election to exercise the Company Warrants effective on or before the Closing

ARTICLE VI

CONDITIONS TO THE TRANSACTION

6.1    Conditions to Obligations of Each Party to Effect the Merger.    The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

(a)    HSR Act; No Order.    All specified waiting periods under the HSR Act shall have expired and no Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger, substantially on the terms contemplated by this Agreement.

(b)    Stockholder Approval.    The Parent Stockholder Approval shall have been duly approved and adopted by the stockholders of Parent by the requisite vote under the laws of the State of Delaware and the Parent Charter Documents and an executed copy of an amendment to Parent’s Certificate of Incorporation shall have been filed with the Secretary of State of the State of Delaware to be effective as of the Closing. This Agreement shall have been duly approved and adopted by the stockholders of the Company by the requisite vote under the laws of the State of California and the Company Charter Documents.

(c)    Parent Common Stock.    Holders of twenty percent (20%) or more of the shares of Parent Common Stock issued in Parent’s initial public offering of securities and outstanding immediately before the Closing shall not have exercised their rights to convert their shares into a pro rata share of the Trust Fund in accordance with Parent’s Charter Documents

(d)    Escrow Agreement.    Parent, the Company, the Escrow Agent and the Representative shall have executed and delivered the Escrow Agreement.

6.2    Additional Conditions to Obligations of Company.    The obligations of the Company to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by the Company:

(a)    Representations and Warranties.    Each representation and warranty of Parent contained in this Agreement that is qualified as to materiality shall have been true and correct (i) as of the date of this Agreement and (ii) subject to the provisions of the last sentence of Section 5.16, on and as of the Closing Date with the same force and effect as if made on the Closing Date. Each representation and warranty of Parent contained in this Agreement that is not qualified as to materiality shall have been true and correct (i) in all material respects as of the date of this Agreement and (ii) subject to the provisions of the last sentence of Section 5.16, in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date. The Company shall have received a certificate with respect to the foregoing signed on behalf of Parent by an authorized officer of Parent (‘‘Parent Closing Certificate’’).

(b)    Agreements and Covenants.    Parent shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date, except to the extent that any failure to perform or comply (other than a willful failure to perform or comply or failure to perform or comply with an agreement or covenant reasonably within the control of Parent) does not, or will not, constitute a Material Adverse Effect with respect to Parent, and the Parent Closing Certificate shall include a provision to such effect.

(c)    No Litigation.    No order shall have been entered to (i) prevent consummation of any of the transactions contemplated by this Agreement, or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation.

(d)    Consents.    Parent shall have obtained all consents, waivers and approvals required to be obtained by Parent in connection with the consummation of the transactions contemplated hereby, other than consents, waivers and approvals the absence of which, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on Parent and the Parent Closing Certificate shall include a provision to such effect.

(e)    Material Adverse Effect.    No Material Adverse Effect with respect to Parent shall have occurred since the date of this Agreement.

(f)    Other Deliveries.    At or prior to Closing, Parent shall have delivered to the Company (i) copies of resolutions and actions taken by Parent’s board of directors and stockholders in connection with the approval of this Agreement and the transactions contemplated hereunder, and (ii) such other documents or certificates as shall reasonably be required by the Company and its counsel in order to consummate the transactions contemplated hereunder.

(g)    Opinion of Counsel.    The Company shall have received from Mintz Levin, counsel to Parent, an opinion of counsel in substantially the form annexed hereto as Exhibit D.

(h)    Trust Fund.    Parent shall have made appropriate arrangements with Continental to have the Trust Fund disbursed to Parent immediately upon the Closing.

(i)    Parent Financing.    Parent shall have entered into agreements sufficient, together with the cash in the Trust Fund, to pay the Total Merger Consideration.

(j)    Stock Quotation or Listing.    The Parent Common Stock at the Closing will be listed for trading on the AMEX or quoted for trading on NASDAQ, if the application for such listing is approved, and there will be no action or proceeding pending or threatened against Parent to prohibit or terminate the listing of Parent Common Stock on the AMEX.

6.3    Additional Conditions to the Obligations of Parent.    The obligations of Parent to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by Parent:

(a)    Representations and Warranties.    Each representation and warranty of the Company contained in this Agreement that is qualified as to materiality shall have been true and correct (i) as of the date of this Agreement and (ii) subject to the provisions of the last sentence of Section 5.16, on and as of the Closing Date with the same force and effect as if made on the Closing Date. Each representation and warranty of the Company  contained in this Agreement that is not qualified as to materiality shall have been true and correct (i) in all material respects as of the date of this Agreement and (ii) subject to the provisions of the last sentence of Section 5.16, in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date. Parent shall have received a certificate with respect to the foregoing signed on behalf of the Company by an authorized officer of Company (‘‘Company Closing Certificate’’).

(b)    Agreements and Covenants.    The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date except to the extent that any failure to perform or comply (other than a willful failure to perform or comply or failure to perform or comply with an agreement or covenant reasonably within the control of Company) does not, or will not, constitute a Material Adverse Effect on the Company, and the Company Closing Certificate shall include a provision to such effect.

(c)    No Litigation.    No action, suit or proceeding shall be pending or threatened before any Governmental Entity which is reasonably likely to (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (iii) affect materially and adversely the right of Parent to own, operate or control any of the assets and operations of the Surviving Corporation following the Merger and no order, judgment, decree, stipulation or injunction to any such effect shall be in effect.

(d)    Appraisal Rights.    Holders of no more than five percent (5%) of the shares of any class of securities of the Company outstanding immediately before the Effective Time shall have taken action to exercise their appraisal rights pursuant to Section 1301 of the CGCL.

(e)    Consents.    The Company shall have obtained all consents, waivers, permits and approvals required to be obtained by the Company in connection with the consummation of the transactions contemplated hereby, other than consents, waivers and approvals the absence of which, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on the Company and the Company Closing Certificate shall include a provision to such effect.

(f)    Material Adverse Effect.    No Material Adverse Effect with respect to the Company shall have occurred since the date of this Agreement.

(g)    Opinion of Counsel.    Parent shall have received from Manatt, Phelps & Phillips, LLP, counsel to the Company, an opinion of counsel substantially in the form annexed hereto as Exhibit E.

(h)    Comfort Letters.    Parent shall have received ‘‘comfort’’ letters in the customary form from Deloitte Touche, dated the date of distribution of the Proxy Statement and the Closing Date

(or such other date or dates reasonably acceptable to Parent) with respect to certain financial statements and other financial information included in the Proxy Statement.

(i)    Voting Agreements.    Parent and certain of the Company’s stockholders mutually identified by Parent and the Company shall have entered into the Voting Agreements in the form of Exhibit C, which shall be in full force and effect.

(j)    Other Deliveries.    At or prior to Closing, the Company shall have delivered to Parent: (i) copies of resolutions and actions taken by the Company’s board of directors and stockholders in connection with the approval of this Agreement and the transactions contemplated hereunder, and (ii) such other documents and certificates as shall reasonably be required by Parent and its counsel in order to consummate the transactions contemplated hereunder.

(k)    Resignations.    The parties shall have agreed to the persons to be listed on Schedules 6.2(k) and 6.3(k) hereto and such persons shall have resigned from their positions and offices.

(l)    Company Third Party Expenses.    The Company shall have delivered to Parent the Statement of Expenses certified by the Chief Executive Officer of the Company setting forth the Company Third Party Expenses.

(m)    Stockholder List.    The Company shall have delivered to Parent, as of the Closing Date, a true and complete list of all holders of Company Capital Stock and all holders of Company Stock Options, Company Warrants and any other rights to purchase Company Capital Stock as of the Closing Date including the number of shares held at the Closing Date by each such holder and the address of each such holder certified by the Secretary of the Company.

(n)    Company Schedule.    The Company shall have delivered the Company Schedule, or portions thereof not delivered upon execution of this Agreement, which shall be satisfactory to Parent in its reasonable discretion.

(o)    Employment Agreements.    Employment Agreements between the Company and or Parent and current management of the Company as mutually agreed between the Company and Parent, in form reasonably satisfactory to the parties, shall have been executed and delivered.

(p)    Representative.    The Company shall have identified a Representative and caused the Representative to become a party to this Agreement and the Escrow Agreement.

(q)    Warrants.    On or before April 30, 2006, all Company Warrants shall have either been (i) amended in a manner reasonably acceptable to Parent or (ii) exercised (subject to the occurrence of the Closing).

ARTICLE VII

INDEMNIFICATION

7.1    Indemnification.    (a)    Subject to the terms and conditions of this Article VII (including, without limitation, the limitations set forth in Section 7.4), Parent and the Surviving Corporation and their respective representatives, successors and permitted assigns (the ‘‘Parent Indemnitees’’) shall have the right to recover from the Escrow Agent out of the Escrow Cash, any and all Losses asserted against, resulting to, imposed upon, or incurred by any Parent Indemnitee by reason of, arising out of or resulting from:

(i)    the inaccuracy or breach of any representation or warranty of Company contained in Article II of this Agreement, or any certificate delivered by the Company to Parent pursuant to this Agreement in connection with the Closing;

(ii)    the non-fulfillment or breach of any covenant or agreement of the Company contained in this Agreement; and

(iii)    any claim made by a Dissenter for an appraisal of the value of such Dissenting Shares pursuant to, and in accordance with, the provisions of the CGCL; provided, however, that in no event shall Parent be entitled to recover Losses for Dissenter claims from more than five percent (5%) of the shares of any class of securities of the Company outstanding immediately prior to the Effective Time.

(b)    As used in this Article VII, the term ‘‘Losses’’ shall include all losses, liabilities, damages, judgments, awards, orders, penalties, settlements, costs and expenses (including, without limitation, interest, penalties, court costs and reasonable legal fees and expenses) including those arising from any demands, claims, suits, actions, costs of investigation, notices of violation or noncompliance, causes of action, proceedings and assessments whether or not made by third parties or whether or not ultimately determined to be valid. Solely for the purpose of determining the amount of any Losses (and not for determining any breach) for which any party may be entitled to indemnification pursuant to Article VII, any representation or warranty contained in this Agreement that is qualified by a term or terms such as ‘‘material,’’ ‘‘materially,’’ or ‘‘Material Adverse Effect’’ shall be deemed made or given without such qualification and without giving effect to such words. Losses shall not be reduced by any Tax benefits recognized by Parent as a result of the Losses nor by any insurance purchased by Parent to indemnify it for breaches of representations and warranties under this Agreement.

7.2    Indemnification of Third Party Claims.    The indemnification obligations and liabilities under this Article VII with respect to actions, proceedings, lawsuits, investigations, demands or other claims brought against Parent by a Person other than the Company (a ‘‘Third Party Claim’’) shall be subject to the following terms and conditions:

(a)    Notice of Claim.    Parent, acting through the Committee, will give the Representative prompt written notice after receiving written notice of any Third Party Claim or discovering the liability, obligation or facts giving rise to such Third Party Claim (a ‘‘Notice of Claim’’) which Notice of Third Party Claim shall set forth (i) a brief description of the nature of the Third Party Claim, (ii) the total amount of the actual out-of-pocket Loss or the anticipated potential Loss (including any costs or expenses which have been or may be reasonably incurred in connection therewith), and (iii) whether such Loss may be covered (in whole or in part) under any insurance and the estimated amount of such Loss which may be covered under such insurance, and the Representative shall be entitled to participate in the defense of Third Party Claim at its expense.

(b)    Defense.    The Representative shall have the right, at its option (subject to the limitations set forth in subsection 7.2(c) below) at its own expense, by written notice to Parent, to assume the entire control of, subject to the right of Parent to participate (at its expense and with counsel of its choice) in, the defense, compromise or settlement of the Third Party Claim as to which such Notice of Claim has been given, and shall be entitled to appoint a recognized and reputable counsel reasonably acceptable to Parent to be the lead counsel in connection with such defense. If the Representative elects to assume the defense of a Third Party Claim:

(i)    the Representative shall diligently and in good faith defend such Third Party Claim and shall keep Parent reasonably informed of the status of such defense; provided, however, that in the case of any settlement providing for remedies other than monetary damages for which indemnification is provided, Parent shall have the right to approve the settlement, which approval will not be unreasonably withheld; and

(ii)    Parent shall cooperate fully in all respects with the Representative in any such defense, compromise or settlement thereof, including, without limitation, the selection of counsel, and Parent shall make available to the Representative all pertinent information and documents under its control.

(c)    Limitations of Right to Assume Defense.    The Representative shall not be entitled to assume control of such defense if (i) the Third Party Claim relates to or arises in connection with any criminal proceeding, action, indictment, allegation or investigation; (ii) the Third Party Claim seeks an injunction or equitable relief against Parent; or (iii) there is a reasonable probability that a Third Party Claim may materially and adversely affect Parent other than as a result of money damages or other money payments.

(d)    Other Limitations.    Failure to give prompt Notice of Claim or to provide copies of relevant available documents or to furnish relevant available data shall not affect the

Representative’s duty or obligations under this Article VII, except to the extent (and only to the extent that) such failure shall have adversely affected the ability of the Representative to defend against or reduce any liability or caused or increased such liability or otherwise caused the damages claimed by Parent to be greater than such damages would have been had Parent given the Representative prompt notice hereunder. So long as the Representative is defending any such action actively and in good faith, Parent shall not settle such action. Parent shall make available to the Representative all relevant records and other relevant materials required by them and in the possession or under the control of Parent, for the use of the Representative and its representatives in defending any such action, and shall in other respects give reasonable cooperation in such defense.

(e)    Failure to Defend.    If the Representative, promptly after receiving a Notice of Claim, fails to defend such Third Party Claim actively and in good faith, Parent will (upon further written notice) have the right to undertake the defense, compromise or settlement of such Third Party Claim as it may determine in its reasonable discretion, provided that the Representative shall have the right to approve any settlement, which approval will not be unreasonably withheld or delayed.

(f)    Parent’s Rights.    Anything in this Section 7.2 to the contrary notwithstanding, the Representative shall not, without the written consent of Parent, settle or compromise any action or consent to the entry of any judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to Parent of a full and unconditional release from all liability and obligation in respect of such action without any payment by Parent.

(g)    Representative Consent.    Unless the Representative has consented to a settlement of a Third Party Claim, the amount of the settlement shall not be a binding determination of the amount of the Loss and such amount shall be determined in accordance with the provisions of the Escrow Agreement, if applicable.

7.3    Insurance Effect.    To the extent that any Losses that are subject to indemnification pursuant to this Article VII are covered by insurance other than any insurance purchased by Parent to indemnify it for breaches of representations and warranties under this Agreement, Parent shall use commercially reasonable efforts to obtain the maximum recovery under such insurance; provided that Parent shall nevertheless be entitled to bring a claim for indemnification under this Article VII in respect of such Losses and the time limitations set forth in Section 7.4 hereof for bringing a claim of indemnification under this Agreement shall be tolled during the pendency of such insurance claim. The existence of a claim by Parent for monies from an insurer or against a third party in respect of any Loss shall not, however, delay any payment pursuant to the indemnification provisions contained herein and otherwise determined to be due and owing. If Parent has received the payment required by this Agreement from the Representative in respect of any Loss and later receives proceeds from insurance or other amounts in respect of such Loss, then it shall hold such proceeds or other amounts in trust for the benefit of the Former Stockholders and shall pay to the Representative, as promptly as practicable after receipt, a sum equal to the amount of such proceeds or other amount received, up to the aggregate amount of any payments received from the Escrow Account, if applicable, pursuant to this Agreement in respect of such Loss. Notwithstanding any other provisions of this Agreement, it is the intention of the parties that no insurer or any other third party shall be (i) entitled to a benefit it would not be entitled to receive in the absence of the foregoing indemnification provisions, or (ii) relieved of the responsibility to pay any claims for which it is obligated.

7.4    Limitations on Indemnification.    (a)    Survival: Time Limitation.    The representations, warranties, covenants and agreements in this Agreement or in any writing delivered by the Company to Parent in connection with this Agreement (including the certificate required to be delivered by the Company pursuant to Section 6.3(a)) shall survive the Closing until one year after the Closing Date  (the ‘‘Survival Period’’). The indemnification and other obligations under this Article VII shall survive for the Survival Period and shall terminate with the expiration of such Survival Period, except that:  (i) any claims for breach of representation or warranty made by a party hereunder by filing a demand for arbitration under Section 10.12 shall be preserved until final resolution thereof despite the subsequent expiration of the Survival Period and (ii) any claims set forth in a Notice of Claim sent prior to the expiration of such Survival Period shall survive until final resolution thereof. No claim for indemnification under this Article VII shall be first asserted after the end of the applicable Survival Period.

(b)    Basket.    No amount shall be payable under Article VII unless and until the aggregate amount of all indemnifiable Losses otherwise payable exceeds $2,000,000 in the aggregate (the ‘‘Basket’’), in which event the amount payable shall be for all such Losses (including all Losses included within the Basket). Notwithstanding anything contained herein to the contrary, the Basket will not be applicable to (i) claims related to Excess Third Party Expenses or (ii) claims arising from fraud, willful misrepresentation or willful misconduct. Only Losses in excess of $25,000, individually or in the aggregate incurred as part of a series of related Losses (the ‘‘Materiality Threshold’’) shall be included in determining whether the Basket has been satisfied.  Losses below the Materiality Threshold shall in no event give rise to any indemnity rights in favor of Parent, even if the Basket is otherwise satisfied.

(c)    Aggregate Amount Limitation.    The aggregate liability for Losses pursuant to Section 7.1 shall not in any event exceed the Escrow Cash (the ‘‘Liability Cap’’) and Parent shall have no claim against any of the Company stockholders other than for sole recourse to the Escrow Cash (including any earnings thereon); provided that such limitations shall not apply (i) in the case of claims arising from fraud, willful misrepresentation or willful misconduct, or (ii) to any Excess Third Party Expenses; provided further that in no event shall any such claim against any Former Stockholder exceed the aggregate Per Share Merger Consideration received by such Former Stockholder.

7.5    Exclusive Remedy.    Parent hereby acknowledges and agrees that, from and after the Closing, its sole and exclusive remedy with respect to any and all claims, whether direct, third party or otherwise, for money damages arising out of or relating to this Agreement shall be pursuant and subject to the requirements of the indemnification provisions set forth in this Article VII.

7.6    Damages; Adjustment to Merger Consideration.    Amounts paid for indemnification under Article VII shall reduce the Total Merger Consideration received by the Company’s stockholders.

7.7    Representative Capacities; Application of Escrow Cash.

(a)    The parties acknowledge that the Representative’s obligations under this Article VII are solely as a representative of the Former Stockholders in the manner set forth in the Escrow Agreement with respect to the obligations to indemnify Parent under this Article VII and that the Representative shall have no personal responsibility for any expenses incurred by the Representative in such capacity and that all payments to Parent as a result of such indemnification obligations shall be made solely from, and to the extent of, the Escrow Cash. The parties further acknowledge that all actions to be taken by Parent pursuant to this Article VII shall be taken on its behalf by the Committee in accordance with the provisions of the Escrow Agreement. The Escrow Agent, pursuant to the Escrow Agreement after the Closing, may apply all or a portion of the Escrow Cash to satisfy any claim for indemnification pursuant to this Article VII. The Escrow Agent will hold the remaining portion of the Escrow Cash until final resolution of all claims for indemnification or disputes relating thereto.

(b)    Escrow Agent shall release the Escrow Cash, or the remaining balance in the manner set forth in the Escrow Agreement, to the Former Stockholders on a pro-rata basis, subject to any amounts reserved (in the manner provided for in the following sentence) to address unresolved claims for indemnification submitted prior to the expiration of the Survival Period. To the extent that claims for indemnification submitted prior to the expiration of the Survival Period remain unresolved as of such date, the Escrow Agent shall reserve and not pay to the Former Stockholders an amount intended to satisfy such claims when finally resolved, which amount shall be determined in the following manner: (i) to the extent that the amount of the claim is included in the notice provided pursuant to 7.1 or 7.2, as the case may be, such amount plus an amount reasonably estimated by the Parent Indemnitees to provide reimbursement for costs and expenses incurred in resolving such claim shall be reserved until the final resolution and payment of such claim, and (ii) to the extent that the amount of the claim remains unknown, an amount reasonably estimated by the Parent Indemnitees as providing adequate recourse for satisfaction of the final amount of the claim, plus an amount reasonably estimated by the Parent Indemnitees to provide reimbursement for costs and expenses incurred in resolving such claim shall be reserved until the final resolution and satisfaction of such claim. As outstanding claims are resolved, reserves in excess of the amounts withheld with respect to all claims remaining unresolved shall be released to the Former Stockholders as provided for in this Section 7.7(b).

ARTICLE VIII

TERMINATION

8.1    Termination.    This Agreement may be terminated at any time prior to the Closing:

(a)    by mutual written agreement of Parent and the Company at any time;

(b)    by either Parent or the Company if the Proxy Statement shall not have been filed with the Securities and Exchange Commission on or before June 30, 2006;

(c)    by either Parent or the Company if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree, ruling or other action is final and nonappealable;

(d)    by the Company, upon a material breach of any representation, warranty, covenant or agreement on the part of Parent set forth in this Agreement, or if any representation or warranty of Parent shall have become untrue, in either case such that the conditions set forth in Article VI would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such breach by Parent is curable by Parent prior to the Closing Date, then the Company may not terminate this Agreement under this Section 8.1(d) for thirty (30) days after delivery of written notice from the Company to Parent of such breach, provided Parent continues to exercise commercially reasonable efforts to cure such breach (it being understood that the Company may not terminate this Agreement pursuant to this Section 8.1(d) if it shall have materially breached this Agreement or if such breach by Parent is cured during such thirty (30) day period);

(e)    by the Company, if the Company’s stockholders decline to approve the transactions contemplated by this Agreement, by giving Parent seven days prior written notice thereof;

(f)    by Parent, upon a material breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Article VI would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such breach is curable by the Company prior to the Closing Date, then Parent may not terminate this Agreement under this Section 8.1(f) for thirty (30) days after delivery of written notice from Parent to the Company of such breach, provided the Company continues to exercise commercially reasonable efforts to cure such breach (it being understood that Parent may not terminate this Agreement pursuant to this Section 8.1(f) if it shall have materially breached this Agreement or if such breach by the Company is cured during such thirty (30) day period);

(g)    by either Parent or the Company, if, at the Parent Stockholders’ Meeting, including any adjournments thereof), this Agreement and the transactions contemplated thereby shall fail to be approved and adopted by the affirmative vote of the holders of Parent Common Stock required under Parent’s certificate of incorporation, or the holders of 20% or more of the number of shares of Parent Common Stock issued in Parent’s initial public offering and outstanding as of the date of the record date of the Parent Stockholders’ Meeting exercise their rights to convert the shares of Parent Common Stock held by them into cash in accordance with Parent’s certificate of incorporation; or

(h)    by either Parent or the Company if the Closing Date shall not have occurred by August 15, 2006.

8.2    Notice of Termination; Limited Remedy.    Any termination of this Agreement under Section 8.1 above will be effective immediately upon (or, if the termination is pursuant to Section 8.1(d) or Section 8.1(e) and the proviso therein is applicable, thirty (30) days after) the delivery of written notice of the terminating party to the other parties hereto. In the event of the termination of this Agreement as provided in Section 8.1, this Agreement shall be of no further force or effect and the Merger shall be abandoned, except for and subject to the following: (i) Sections 5.8, 5.16, 8.2, 8.3, 8.4 and Article X (General Provisions) shall survive the termination of this Agreement. The sole remedy of any party hereto for breach of this Agreement occurring prior to Closing by any other party hereto shall be limited to termination of this Agreement, and no party shall have any claim against the other for damages or equitable relief for breach of this Agreement occurring prior to the Closing; provided, however, that Parent shall retain the right to the Termination Fee on the terms and conditions set forth in Section 8.4. Notwithstanding the foregoing, the parties may sue for specific performance.

8.3    Fees and Expenses.    Whether or not the Merger is consummated, all fees and expenses incurred in connection with the Merger including, without limitation, all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties incurred by a party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby shall be the obligation of the respective party incurring such fees and expenses

8.4    Termination Fee.    If (i) the Company terminates this Agreement under Section 8.1(e), (ii) the Parent terminates this Agreement under Section 8.1(f) or (iii) the Company fails to obtain approval of its stockholders for the adoption of this Agreement by April 30, 2006 and, within six months after the date of such termination or failure, the Company either enters into a definitive agreement to consummate, or consummates any of the following transactions (whether in a single transaction or series of transactions) (i) a sale by the Company of all substantially all of its assets or (ii) a sale of stock, merger, reorganization or other transaction that results in transfer of ownership of more than fifty percent of the capital stock of the Company outstanding on the date of termination of this Agreement, then the Company shall promptly pay to the Parent a fee in the amount of $10,000,000 (the ‘‘Termination Fee’’). The parties acknowledge and agree that the agreements set forth in this Section 8.4 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the Company and Parent would not have entered into this Agreement.

ARTICLE IX

DEFINED TERMS

Terms defined in this Agreement are organized alphabetically as follows, together with the Section and, where applicable, paragraph, number in which definition of each such term is located:

‘‘Acquisition Proposal’’ Section 5.18

‘‘affiliate’’ Section 10.2(f)

‘‘Affiliate’’ Section 2.11

‘‘Agreement’’ Heading; Section 1.2

‘‘Approvals’’ Section 2.1(a)

‘‘Audited Financial Statements’’ Section 2.7(a)

‘‘Basket’’ Section 7.4(b)

‘‘CGCL’’ Recital A

‘‘COBRA’’ Section 2.11

‘‘Certificate of Incorporation’’ Section 1.4(a)

‘‘Certificate of Merger’’ Section 1.2

‘‘Certificates’’ Section 1.6(b)

‘‘Charter Documents’’ Section 2.1(a)

‘‘Closing’’ Section 1.2

‘‘Closing Date’’ Section 1.2

‘‘Code’’ Section 1.6(e)

‘‘Company’’ Heading

‘‘Company Capital Stock’’ Section 1.5(a)

‘‘Company Closing Certificate’’ Section 6.3(a)

‘‘Company Common Stock’’ Recital B

‘‘Company Contracts’’ Section 2.19(a)

‘‘Company Employee Plan’’ Section 2.11

‘‘Company Intellectual Property’’ Section 2.18

‘‘Company-Operated Stores’’ Section 2.14(a)(ii)

‘‘Company Option’’ Section 2.3(a)

‘‘Company Preferred Stock’’ Recital B

‘‘Company Products’’ Section 2.18

‘‘Company Registered Intellectual Property’’ Section 2.18

‘‘Company Schedule’’ Article II, Preamble

‘‘Company Stock Option Plans’’ Section 1.5(c)

‘‘Company Stockholder Approval’’ Section 5.2(a)

‘‘Company Third Party Expenses’’ Section 5.22

‘‘Company Warrants’’ Section 2.3(a).

‘‘Continuing Employees’’ Section 5.19

‘‘Continental’’ Section 1.10

‘‘Corporate Records’’ Section 2.1(c)

‘‘DOL’’ Section 2.11

‘‘DGCL’’ Section 5.1(b)

‘‘Disclosure Schedules’’ Section 5.16

‘‘Dissenter’’ Section 1.13(a)

‘‘Dissenting Shares’’   Section 1.13 (b)

‘‘Effective Time’’ Section 1.2

‘‘Environmental Law’’ Section 2.16(b)

‘‘Employee’’ Section 2.11

‘‘Employee Agreement’’ Section 2.11

‘‘ERISA’’ Section 2.11

‘‘Escrow Agreement’’ Section 1.10

‘‘Escrow Cash’’ Section 1.10

‘‘Escrow Period’’ Section 1.10

‘‘Excess Third Party Expenses’’ Section 5.22

‘‘Exchange Act’’ Section 5.1

‘‘Exchange Agent’’ Section 1.6

‘‘Exchange Ratio’’ Section 5.18

‘‘Former Stockholders’’ Section 1.10

‘‘FMLA’’ Section 2.11

‘‘Franchised Property’’ Section 2.14(a)(i)

‘‘Governmental Action/Filing’’ Section 2.21

‘‘HIPPA’’ Section 2.11

‘‘HSR Act’’ Section 2.5(b)

‘‘Hazardous Substance’’ Section 2.16(c)

‘‘Headquarters Lease’’ Section 2.14(a)(iii)

‘‘IRS’’ Section 2.11

‘‘Insider’’ Section 2.19(a)(ii)

‘‘Insurance Policies’’ Section 2.20(a)

‘‘Intellectual Property’’ Section 2.18

‘‘International Employee Plan’’ Section 2.11

‘‘knowledge’’ Section 10.2(d)

‘‘Lease Documents’’ Section 2.14(d)

‘‘Leased Real Property’’ Section 2.14(d)

‘‘Legal Requirements’’ Section 10.2(b)

‘‘Letter of Transmittal’’ Section 1.6(b)

‘‘Liability Cap’’ Section 7.4(c)

‘‘Lien’’ Section 10.2(e)

‘‘Losses’’ Section 7.1(b)

‘‘Material Adverse Effect’’ Section 10.2(a)

‘‘Material Company Contracts’’ Section 2.19(a)

‘‘Materiality Threshold’’ Section 7.4(b)

‘‘Merger’’ Recital A

‘‘Merger Agreement’’ Section 1.2

‘‘Merger Form 8-K’’ Section 5.6(a)

‘‘Merger Sub’’ Heading

‘‘Merger Sub Common Stock’’ Section 1.5(e)

‘‘Mintz Levin’’ Section 1.2

‘‘Notice of Claim’’ Section 7.2(a)

‘‘Other Filings’’ Section 5.1

‘‘Other Real Property’’ Section 2.14(a)(iii)

‘‘Owned Real Property’’ Section 2.14(b)

‘‘PBGC’’ Section 2.11

‘‘Parent’’ Heading

‘‘Parent Closing Certificate’’ Section 6.2(a)

‘‘Parent Indemnitees’’ Section 7.1

‘‘Parent Plan’’ Section 5.1(a)

‘‘Parent Schedule’’ Article III, Preamble

‘‘Parent SEC Reports’’ Section 3.5

‘‘Parent Stockholders’ Meeting’’ Section 2.24

‘‘Parent Stockholder Approval’’ Section 5.1(a)

‘‘Patents’’ Section 2.18

‘‘Pension Plan’’ Section 2.11

‘‘Per Share Merger Consideration’’ Section 1.5(a)(A)

‘‘Person’’ Section 10.2(c)

‘‘Press Release’’ Section 5.6(a)

‘‘Proxy Statement’’ Section 2.24

‘‘Real Property’’ Section 2.14(c)

‘‘Registered Intellectual Property’’ Section 2.18

‘‘Representative’’ Section 1.11(b)(i)

‘‘Representative Account’’ Section 1.11(b)(ii)

‘‘Requisite Former Stockholders’’ Section 1.11(b)(iv)

‘‘Returns’’ Section 2.15(b)(i)

‘‘Routine Operating Contracts’’ Section 2.19(a)

‘‘Securities Act’’ Section 5.1

‘‘Statement of Expenses’’ Section 5.22

‘‘Subject Party’’ Section 5.8(b)(iii)

‘‘Survival Period’’ Section 7.4(a)

‘‘Surviving Corporation’’ Section 1.1

‘‘Tax/Taxes’’ Section 2.15(a)

‘‘Termination Fee’’ Section 8.4

‘‘Third Party Expenses’’ Section 5.22

‘‘Third Party Claim’’ Section 7.2

‘‘Trademarks’’ Section 2.18

‘‘Treasury Method’’ Section 1(a)(B)

‘‘Total Indebtedness’’ Section 1.5(a)(C)

‘‘Total Merger Consideration’’ Section 1.5(a)(D)

‘‘Trust Fund’’ Section 3.11

‘‘UFOCs’’ Section 2.25(c)

‘‘U.S. GAAP’’ Section 2.7(a)

‘‘Unaudited Financial Statements’’ Section 2.7(b)

‘‘Voting Agreement’’ Section 5.4

ARTICLE X

GENERAL PROVISIONS

10.1    Notices.    All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

if to Parent, to:

Services Acquisition Corp. International
401 East Olas Boulevard, Suite 1140
Fort Lauderdale, Florida 33301
Attention:
Telephone:
Facsimile:

with a copy to:

Kenneth R. Koch, Esq.
Mintz Levin Cohn Ferris Glovsky and Popeo, P.C.
666 Third Avenue
New York, New York 10017
Telephone: 212-935-3000
Facsimile: 212-983-3115

if to the Company to:

Jamba Juice Company.
1700 17th Street
San Francisco, California 94103
Attention: Michael Fox, Esq.
Telephone: (415) 865-1253
Facsimile: (415) 865-1294

with a copy to:

Manatt, Phelps & Phillips, LLP
11355 W. Olympic Boulevard
Los Angeles, California, 90064
Attention: Richard J. Maire, Jr., Esq.
Telephone: (310) 312-4168
Facsimile: (310) 312-4224

10.2    Interpretation.    When a reference is made in this Agreement to an Exhibit or Schedule, such reference shall be to an Exhibit or Schedule to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections or subsections, such reference shall be to a Section or subsection of this Agreement. Unless otherwise indicated the words ‘‘include,’’ ‘‘includes’’ and ‘‘including’’ when used herein shall be deemed in each case to be followed by the words ‘‘without limitation.’’ The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to ‘‘the business of’’ an entity, such reference shall be deemed to include the business of all direct and indirect subsidiaries of such entity. Reference to the subsidiaries of an entity shall be deemed to include all direct and indirect subsidiaries of such entity. For purposes of this Agreement:

(a)    the term ‘‘Material Adverse Effect’’ when used in connection with an entity means any change, event, violation, inaccuracy, circumstance or effect, individually or when aggregated with other changes, events, violations, inaccuracies, circumstances or effects, that is materially adverse to the business, assets (including intangible assets), revenue, financial condition or results of operations of such entity, it being understood that none of the following alone or in combination shall be deemed, in and of itself, to constitute a Material Adverse Effect: (i) changes in general national or regional economic conditions, or (ii) any SEC rulemaking requiring enhanced disclosure of reverse merger transactions with a public shell.

(b)    the term ‘‘Legal Requirements’’ means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity;

(c)    the term ‘‘Person’’ shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity;

(d)    the term ‘‘knowledge’’ (including any derivation thereof such as ‘‘known’’ or ‘‘knowing’’) shall mean the actual knowledge of Paul Clayton, Donald Breen, Michael Andrews, Michael Fox, Beth Lombard, Russ Testa, Anne Kimball, Lucretia Cotton and Karen Kelly.

(e)    the term ‘‘Lien’’ means any mortgage, pledge, security interest, encumbrance, lien, restriction or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any sale with recourse against the seller or any affiliate of the seller, or any agreement to give any security interest);

(f)    the term ‘‘affiliate’’ means, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such Person. For purposes of this definition, ‘‘control’’ (including with correlative meanings, the terms ‘‘controlling,’’ ‘‘controlled by’’ and ‘‘under common control with’’), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and

(g)    all monetary amounts set forth herein are referenced in United States dollars, unless otherwise noted.

10.3    Counterparts; Facsimile Signatures.    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. Delivery by facsimile to counsel for the other party of a counterpart executed by a party shall be deemed to meet the requirements of the previous sentence.

10.4    Entire Agreement; Third Party Beneficiaries.    This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Schedules hereto (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; and (b) are not intended to confer upon any other person any rights or remedies hereunder (except as specifically provided in this Agreement).

10.5    Severability.    In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

10.6    Other Remedies; Specific Performance.    Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

10.7    Governing Law.    This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the law that might otherwise govern under applicable principles of conflicts of law thereof.

10.8    Rules of Construction.    The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

10.9    Assignment.    No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the first sentence of this Section 10.9, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

10.10    Amendment.    This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the parties.

10.11    Extension; Waiver.    At any time prior to the Closing, any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

10.12    Dispute Resolution.

(a)    In the event of a dispute hereunder or relating to the transactions contemplated hereby, including under or with respect to any of the agreements to be executed and delivered pursuant hereto, arbitration will be the sole and exclusive method of resolving the dispute, except that a party may seek a preliminary injunction, temporary restraining order, or other preliminary judicial relief if, in its judgment, the action is necessary to avoid irreparable damage or harm.

(b)    The arbitrator will consist of any person who is mutually acceptable to the parties to the dispute. However, if the parties are unable to agree on a single arbitrator, an arbitration panel of three arbitrators will be selected as provided below. Each party (Parent and Merger Sub, on the one hand, and Company and the Former Stockholders through the Representative, on the other hand), shall select one arbitrator, within 10 days from the date one party advises the other party that it cannot agree on a single arbitrator, and the third arbitrator shall be selected by the two chosen by the parties within 10 days of such two arbitrators being chosen. Every arbitrator must be independent (not a party to this Agreement or a lawyer or relative to a party to this Agreement or an agent, officer, director, employee, shareholder or affiliate of a party to or a relative of any of those persons) without any economic or financial interest of any kind in the outcome of the arbitration. Each arbitrator’s conduct will be governed by the rules of the American Arbitration Association. The arbitration will be conducted in Wilmington, Delaware, in accordance with the rules of the American Arbitration Association and the discovery rules of the Delaware Rules of Civil Procedure. The arbitrator or arbitration panel will use reasonable best efforts to cause the arbitration to be concluded as soon as practicable. The arbitrators shall not be empowered to award punitive damages. The arbitrator’s or arbitrators’ fees shall be shared equally by the parties unless the arbitrator or arbitration panel shall determine that the nonprevailing party in such arbitration shall pay the entire or a disproportionate amount of such fees.

(c)    The arbitrator or a majority of the arbitration panel shall render its decision in writing within thirty (30) days after the conclusion of the hearing. The decision of the arbitrator arbitration panel will be final, binding and conclusive as to all the parties and the decision of the arbitrator or arbitration panel will not be subject to appeal, review or re-examination, except for willful misconduct by an arbitrator that prejudices the rights of any party to the arbitration. Any party may enforce the arbitration award in any state or federal court located in the State of Delaware.

(d)    The prevailing party in any dispute shall be entitled to recover from the other party all of its costs and expenses incurred in connection with the enforcement of its rights hereunder or thereunder, including reasonable attorneys’ and paralegals’ fees and costs incurred before and at arbitration, at any other proceeding, at all tribunal levels and whether or not suit or any other proceeding is brought.

(e)    In the case of any dispute involving the holders of Company Capital Stock and/or holders of any Company Stock Options after the Closing Date, the Representative shall have all absolute and sole authority acting in its sole and absolute discretion and judgment to act on behalf of and bind all of the stockholders and/or holders of any Company Stock Options, on all matters directly or indirectly related to or arising under this Agreement and the Escrow Agreement or any other agreement or matter related thereto. By execution of this Agreement, the Representative agrees to be bound by and comply with all of the terms of this Agreement and the Escrow Agreement as if a signatory thereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

SERVICES ACQUISITION CORP. INTERNATIONAL
By:	/s/ Steven R. Berrard
Title: Chairman
JJC ACQUISITION COMPANY
By:	/s/ Thomas E. Aucamp
Title: President
JAMBA JUICE COMPANY
By:	/s/ Paul E. Clayton
Title: President

By:	/s/ Michael Fox
Title: Secretary
Representative
By:
Title:

INDEX OF EXHIBITS AND SCHEDULES

EXHIBITS
EXHIBIT A	Form of Escrow Agreement
EXHIBIT B	Merger Sub Charter Documents
EXHIBIT C	Form of Voting Agreement
EXHIBIT D	Form of Mintz Levin Legal Opinion
EXHIBIT E	Form of Manatt Phelps Legal Opinion
SCHEDULES
SCHEDULE 2	Company Schedule
SCHEDULE 3	Parent Schedule
SCHEDULE 5.3	Officers and Directors
SCHEDULE 6.2(k)	Company Resignations
SCHEDULE 6.3(k)	Company Resignations

SCHEDULE 2

COMPANY SCHEDULE

SCHEDULE 3

PARENT SCHEDULE

SCHEDULE 5.3

DIRECTORS AND OFFICERS OF PARENT AND THE COMPANY

From and after the Closing, the following persons will be the Directors and Officers of Parent and the Company:

1.    PARENT

Directors

Steve Berrard, Tom Byrne, Paul Clayton and such other existing Company Board members and new outside directors as the parties may agree.

Officers

Chief Executive Officer and President — Paul Clayton

Chief Financial Officer — Donald Breen

1.    COMPANY

Directors

Steve Berrard, Tom Byrne, Paul Clayton and such other existing Company Board members and new outside directors as the parties may agree.

Officers

Chief Executive Officer and President — Paul Clayton

Chief Financial Officer — Donald Breen

SCHEDULE 6.2(h)

PARENT RESIGNATIONS

SCHEDULE 6.3(k)

COMPANY RESIGNATIONS

Annex A-1

Services Acquisition Corp. International
401 East Olas Boulevard, Suite 1140
Ft. Lauderdale, FL 33301

August 29, 2006

Jamba Juice Company
1700 17th Street
San Francisco, CA 94103

Ladies and Gentlemen:

Reference is hereby made to the Agreement and Plan of Merger dated as of March 10, 2006, as amended, (the ‘‘Agreement’’) by among Services Acquisition Corp. International, a Delaware corporation (‘‘Parent’’), JJC Acquisition Company, a California corporation and a wholly-owned subsidiary of Parent (‘‘Merger Sub’’) and Jamba Juice Company, a California corporation (‘‘Company’’). Capitalized terms used herein but not otherwise defined herein shall have such meanings as defined in the Agreement. The parties have agreed to amend and modify the Agreement as follows:

1.   Notwithstanding anything to the contrary in the Agreement, the language of Section 2.27 shall be deleted in its entirety and replaced with the following: ‘‘Survival of Representations and Warranties. The representations and warranties of the Company set forth in this Agreement shall survive the Closing until July 31, 2007.’’

2.   Notwithstanding anything to the contrary in the Agreement, the language of the first sentence of Section 7.4 shall be deleted in its entirety and replaced with the following: ‘‘The representations, warranties, covenants and agreements in this Agreement or in any writing delivered by the Company to Parent in connection with this Agreement (including the certificate required to be delivered by the Company pursuant to Section 6.3(a)) shall survive the Closing until July 31, 2007 (the ‘‘Survival Period’’).’’

3.   Notwithstanding anything to the contrary in the Agreement, the language of the first sentence of Section 1.10 shall be deleted in its entirety and replaced with the following: ‘‘As the sole remedy for the indemnity obligations set forth in Article VII, at the Closing the parties shall deposit $19,875,000 in cash (such cash, together with all earnings thereon is referred to as the ‘‘Escrow Cash’’) of the Total Merger Consideration, deducted from the Total Merger Consideration otherwise payable to each of the Company's stockholders on a pro-rata basis, to be held during the period ending on July 31, 2007 (‘‘Escrow Period’’), all in accordance with the terms and conditions of the Escrow Agreement in the form annexed hereto as Exhibit A (the ‘‘Escrow Agreement’’), to be entered into at the Closing between Parent, the Representative (as defined in Section 1.11(b)) (who shall be designated by the Company in writing prior to the Effective Date, until a successor is appointed pursuant to Section 1.11(b)) and Continental Stock Transfer and Trust Company (‘‘Continental’’), as Escrow Agent.’’

4.   A new sentence is hereby added to the end of Section 5.22 of the Agreement as follows: ‘‘Notwithstanding the foregoing, any Excess Third Party Expenses in excess of $3,425,000 that are reasonably incurred in connection with the Merger shall not reduce the Total Merger Consideration and shall not be subject to the indemnification provisions of Article VII.’’

5.   Notwithstanding anything to the contrary in the Agreement, the language of Section 8.1(h) shall be deleted in its entirety and replaced with the following: ‘‘by either Parent or the Company if the Closing Date shall not have occurred by November 17, 2006.’’

6.   The Escrow Agreement attached as Exhibit A to the Agreement is hereby replaced in its entirety with the form of Escrow Agreement attached hereto.

7.   The Company represents and warrants to Parent, as of the date of this letter, that the Company's Total Indebtedness is not greater than $16,000,000. For purposes of this representation, the

A-1-1

term ‘‘Total Indebtedness’’ shall mean, without duplication, (a) all obligations of the Company evidenced by bonds, debentures, notes or similar instruments, (b) all obligations of the Company upon which interest is customarily paid, (c) all obligations of the Company for purchase money financing, including obligations under conditional sale or other title retention agreements or issued or assumed in respect of deferred purchase price, relating to assets purchased by the Company, (d) all interest rate protection, foreign currency exchange or other interest or exchange rate hedging agreements and (e) all obligations of the Company and the Subsidiaries as an account party in respect of bankers' acceptances, in the case of each clause above, as of such date. Notwithstanding anything to the contrary set forth in this letter, the representation and the provisions of this paragraph 7 shall in no way limit, modify, amend, replace or supercede any term or provision of the Agreement.

8.   This letter may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

9.   Except as modified hereby all of the other terms and conditions of the Agreement remains in full force and effect.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW]

A-1-2

IN WITNESS WHEREOF, the parties hereto have caused this letter (amending the Agreement) as of the date first written above.

SERVICES ACQUISITION CORP. INTERNATIONAL
By:	/s/ Steven R. Berrard
Title: Chairman

JJC ACQUISITION COMPANY
By:	/s/ Thomas E. Aucamp
Title: President

JAMBA JUICE COMPANY
By:	/s/ Paul Clayton
Title: President

By:	/s/ Michael Fox
Title: Secretary

A-1-3

Exhibit A

ESCROW AGREEMENT

This ESCROW AGREEMENT (this ‘‘Agreement’’) is entered into as of this        day of                 , 2006, by and among Services Acquisition Corp. International, a Delaware corporation (‘‘Parent’’), Jamba Juice Company, a California corporation (the ‘‘Company’’),                        (the ‘‘Representative’’), representing each of the holders of capital stock of the Company, and [                      ], a [                          ] (the ‘‘Escrow Agent’’).

RECITALS

WHEREAS, Parent, JJC Acquisition Company, Inc., a California corporation and a wholly-owned subsidiary of Parent (‘‘Merger Sub’’), the Company and the Representative have entered into that certain Agreement and Plan of Merger dated as of March 10, 2006, as amended (the ‘‘Merger Agreement’’; capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Merger Agreement) pursuant to which, among other things, Merger Sub will be merged with and into the Company (the ‘‘Merger’’), with the Company to be the surviving corporation of the Merger;

WHEREAS, pursuant to the terms of the Merger Agreement, a portion of the Total Merger Consideration equal to $19,875,000 in cash (the ‘‘Escrow Amount’’) is to be paid by Parent, on behalf of the Company stockholders, to the Escrow Agent and held in escrow for the purpose of funding claims for indemnification by any Indemnified Person pursuant to Article VIII of the Merger Agreement; and

WHEREAS, pursuant to the Merger Agreement, the Company stockholders have appointed the Representative to represent them for all purposes in connection with the indemnification provisions of the Merger Agreement and this Escrow Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual obligations and covenants set forth herein, the parties hereto agree as follows:

1. Receipt of Escrow Amount.    By its signature below, the Escrow Agent acknowledges receipt of the Escrow Amount. The parties hereto hereby constitute and appoint the Escrow Agent as, and the Escrow Agent hereby agrees to assume and perform the duties of, the escrow agent pursuant to this Agreement. The Escrow Amount shall be held by the Escrow Agent as a trust fund in a separate account (the ‘‘Escrow Account’’) maintained for the purposes, and on the terms and subject to the conditions, set forth in this Agreement.

2. Investment of Escrow Amount.    During the term of this Agreement, the Escrow Amount and all interest thereon shall be invested and reinvested by the Escrow Agent in the investment(s) indicated on Schedule 1. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to reinvest the Escrow Amount.

If the Escrow Agent has not received joint written instructions of Parent and the Representative (‘‘Joint Written Instructions’’) at any time that an investment decision must be made, the Escrow Agent shall invest the Escrow Amount and all interest thereon in commercial paper rated AA. All interest and other income earned on the Escrow Amount through the Termination Date (as defined below) shall be held by Escrow Agent as part of the Escrow Amount. For tax purposes, all interest and other income earned on the Escrow Amount shall be reported as taxable income of the former stockholders of the Company set forth on Schedule 2 hereto (the ‘‘Former Stockholders’’). Escrow Agent shall file applicable tax forms consistent with such treatment. As soon as practicable after the execution of this Agreement by the parties hereto, the Escrow Agent shall be provided with a fully completed and executed Internal Revenue Service Form W-8 or W-9, as applicable, from each of the Former Stockholders. The Escrow Agent shall file such reports and withhold such taxes as it determines is required by law or regulation.

3. Release of Escrow Amount.

(a) On each occasion on which Parent determines that any Indemnified Person may be entitled to indemnification for any amount pursuant to Article VII of the Merger Agreement (whether or not the Basket has been exceeded), Parent shall deliver to the Representative and the Escrow Agent a notice specifying in reasonable detail the nature and dollar amount of any claim that any Indemnified Person may have under Article VII of the Merger Agreement (a ‘‘Claim Certificate’’) for the payment of such amount.

(b) Within thirty (30) days after receipt by the Representative of a Claim Certificate, the Representative may deliver to Parent and the Escrow Agent a written objection to all or any part of the Claim Certificate (an ‘‘Objection’’). The Objection shall set forth in reasonable detail the basis of the Representative's objection to the Claim Certificate and the amount in dispute.

(c) If the Representative fails to deliver an Objection to Parent and the Escrow Agent by 5:00 p.m. Eastern Time on the thirtieth (30th) day following the receipt by the Representative of a Claim Certificate, the Escrow Agent shall pay to the Indemnified Persons out of the Escrow Amount an amount equal to the amount requested in the Claim Certificate (up to a maximum of the Escrow Amount). Any such payment shall be made on or before the second (2nd) Business Day following the expiration of such thirty (30) day period. The Escrow Agent shall continue to hold any amounts remaining in the Escrow Account following the payment of any Claim Certificate in accordance with the terms of this Agreement.

(d) If the Representative delivers a timely Objection with respect to all or any portion of a Claim Certificate, the Escrow Agent shall not disburse, and shall continue to hold in the Escrow Account, the amount requested in the Claim Certificate or the disputed portion thereof, as the case may be, pending receipt of either (i) payment instructions signed by Parent and the Representative, specifying the agreement of the parties as to the action to be taken by the Escrow Agent in respect of such Claim Certificate (‘‘Joint Payment Instructions’’) or (ii) a notice from either Parent or the Representative stating that either such Claim Certificate has been submitted to a court of competent jurisdiction for judgment and that a judgment with respect to such matters has been rendered or such Claim Certificate has been submitted to a panel of arbitrators with proper jurisdiction and that a final non-appealable award with respect to such arbitration has been rendered (in each case, a ‘‘Judgment Notice’’) which is accompanied by a copy of a final, nonappealable order of such court or such arbitration panel, as the case may be (each an ‘‘Order’’), pursuant to which such court has determined whether and to what extent the Indemnified Persons are entitled to the amount requested in the Claim Certificate. Upon receipt of Joint Payment Instructions or a Judgment Notice, as applicable, the Escrow Agent shall thereafter act in accordance with Section 3(e) or 3(f) below, as applicable. A copy of the Judgment Notice or Order shall be delivered to each party at the same time as it is delivered to the Escrow Agent.

(e) Upon receipt by the Escrow Agent of Joint Payment Instructions, if such Joint Payment Instructions indicate that any Indemnified Persons are entitled to payment in respect of all or any portion of the Claim Certificate, then the Escrow Agent shall release from the Escrow Account and pay to the Indemnified Persons the amount indicated in such Joint Payment Instructions (up to a maximum of the Escrow Amount). Such payment shall be made on or before the second (2nd) Business Day following the date on which such Joint Payment Instructions are received by the Escrow Agent. If such Joint Payment Instructions indicate that the Indemnified Persons are not entitled to all or any portion of the amount claimed in such Claim Certificate (a ‘‘Discharge Notice’’), then the Escrow Agent shall continue to hold such amount in the Escrow Account in accordance with the terms of this Agreement until such amounts are to be disbursed (A) to the Former Stockholders pursuant to Sections 3(h), 3(i) or 3(j) or 3(k), (B) to any Indemnified Persons in respect of another Claim Certificate pursuant to Sections 3(c), 3(e) or 3(f) or (C) to any Person pursuant to Section 3(k).

(f) If the Escrow Agent has received a Judgment Notice and an Order with respect to any Claim Certificate, then the Escrow Agent shall release from the Escrow Account and pay to the Indemnified Persons an amount equal to the amount due the Indemnified Persons. Such payment shall be made on or before the second (2nd) Business Day following the date on which the Escrow Agent received such Order. If such Order indicates that the Indemnified Persons were not entitled to all or any portion of the amount claimed in the Claim Certificate (a ‘‘Determination Discharge’’), then the Escrow Agent shall continue to

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hold such amount to which the Indemnified Persons were determined not to be entitled in accordance with the terms of this Agreement until such amounts are to be disbursed (A) to the Former Stockholders pursuant to Sections 3(h), 3(i), 3(j) or 3(k), (B) to any Indemnified Persons in respect of another Claim Certificate pursuant to Sections 3(c), 3(e) or 3(f) or (C) to any Person pursuant to Section 3(k).

(g) As promptly as practicable following the disbursement of any funds from the Escrow Account, the Escrow Agent shall send a written statement to the Representative and Parent stating the amount of the disbursement and the amounts remaining in the Escrow Account.

(h) January 31, 2007 is referred to herein as the ‘‘Initial Reduction Date’’. On the Initial Reduction Date, the Escrow Amount shall automatically be reduced by the excess of the Escrow Amount on hand on the Initial Reduction Date over the sum of (i) $7,950,000 plus (ii) the Pending and Paid Claims Amount (as defined below) (the amount of such distribution, together with any share of interest and other earnings on the Escrow Amount as provided below, being referred to as the ‘‘Initial Escrow Disbursement’’). On or before the third (3rd) Business Day following the receipt of Joint Written Instructions by the Escrow Agent notifying the Escrow Agent of the Initial Reduction Date, subject to the provisions of the following sentence, the Escrow Agent shall pay to the Former Stockholders the Initial Escrow Disbursement. For purposes of this Section 3(h), the ‘‘Pending and Paid Claims Amount’’ shall equal the sum of (x) the amounts theretofore paid to Parent, plus (y) the amount of claims evidenced by Claim Certificates submitted prior to the Initial Reduction Date and which have not been paid in accordance with Section 3(c) as of the Initial Reduction Date and as to which, as of the Initial Reduction Date, the Escrow Agent has not received and fully acted upon Joint Payment Instructions or an Order, nor received a Discharge Notice or a Determination Discharge (any such Claim Certificate(s) being referred to as an ‘‘Initial Outstanding Claim(s)’’). The Initial Escrow Disbursement shall also include a share of the earnings and interest earned on the Escrow Amount through the Initial Reduction Date, and after deducting any expenses of the Escrow Agent hereunder, determined by multiplying such amount by a fraction, the numerator of which is the amount of the Initial Escrow Disbursement and the denominator of which is $19,875,000. The balance of the Escrow Amount shall be held in escrow to fund claims for indemnification by any Indemnified Person pursuant to Article VII of the Merger Agreement.

(i) April 30, 2007 is referred to herein as the ‘‘Second Reduction Date’’. On the Second Reduction Date, the Escrow Amount shall automatically be reduced by the excess of the Escrow Amount on hand on the Second Reduction Date over the sum of (i) $3,975,000, plus (ii) the Pending and Paid Claims Amount (as defined below) (the amount of such distribution, together with any share of interest and other earnings on the Escrow Amount as provided below, being referred to as the ‘‘Second Escrow Disbursement’’). On or before the third (3rd) Business Day following the receipt of Joint Written Instructions by the Escrow Agent notifying the Escrow Agent of the Second Reduction Date, the Escrow Agent shall pay to the Former Stockholders the Second Escrow Disbursement. For purposes of this Section 3(i), the Pending and Paid Claims Amount shall equal the sum of (x) the amounts theretofore paid to the Parent, plus (y) the amount of claims evidenced by Claim Certificates submitted prior to the Second Reduction Date and which have not been paid in accordance with Section 3(c) as of the Second Reduction Date and as to which, as of the Second Reduction Date, the Escrow Agent has not received and fully acted upon Joint Payment Instructions or an Order, nor received a Discharge Notice or a Determination Discharge (any such Claim Certificate(s) being referred to as an ‘‘Second Outstanding Claim(s)’’). The Second Escrow Disbursement shall also include a share of the earnings and interest earned on the Escrow Amount through the Second Reduction Date, and after deducting any expenses of the Escrow Agent hereunder, determined by multiplying such amount by a fraction, the numerator of which is the amount of the Second Escrow Disbursement and the denominator of which is $19,875,000. The balance of the Escrow Amount shall be held in escrow to fund claims for indemnification by any Indemnified Person pursuant to Article VII of the Merger Agreement.

(j) July 31, 2007 is referred to herein as the ‘‘Final Reduction Date’’. On or before the third (3rd) Business Day following the receipt of Joint Written Instructions by the Escrow Agent notifying the Escrow Agent of the Final Reduction Date, the Escrow Agent shall pay to the Former Stockholders an amount equal to the then remaining balance of the Escrow Amount, including any interest or other earnings, reduced by the Pending Claims Amount (as defined below). For purposes of this Section 3(j), the Pending Claims Amount shall equal the amount of claims evidenced by Claim Certificates submitted

3

prior to the Final Reduction Date and which have not been paid in accordance with Section 3(c) as of the Final Reduction Date and as to which, as of the Final Reduction Date, the Escrow Agent has not received and fully acted upon Joint Payment Instructions or an Order, nor received a Discharge Notice or a Determination Discharge (any such Claim Certificate(s) being referred to as ‘‘Final Outstanding Claim(s)’’). The Escrow Agent shall retain and continue to hold in accordance with the terms hereof an amount equal to the amount requested in all such Final Outstanding Claims (all such amounts, together with any portion of the Retained Amount not previously disbursed as provided in Section 3(i), the ‘‘Final Retained Amount’’); and thereafter the Escrow Agent shall release from the Escrow Account to Parent and/or Former Stockholders, as applicable, all or portions of the Final Retained Amount as and when it receives Joint Payment Instructions, Orders, Discharge Notices or Determination Discharges, as applicable, related to the Final Outstanding Claims. Following the Final Reduction Date, in the event that the Final Retained Amount at any time exceeds the amount of all Final Outstanding Claims which have not been paid to the Indemnified Parties or which are not subject to a Discharge Notice or Determination Discharge, the Escrow Agent shall pay to the Former Stockholders within three (3) Business Days of the Representative's written request for such payment, an amount equal to such excess.

(k) Notwithstanding the foregoing, if at any time the Escrow Agent shall receive Joint Written Instructions to release all or a portion of the Escrow Amount, then within three (3) Business Days after receipt of such Joint Written Instructions, the Escrow Agent shall release the Escrow Amount in accordance with such Joint Written Instructions. The parties will cooperate in good faith in executing such Joint Written Instructions whenever reasonably necessary to ensure distributions of escrowed funds to the party entitled thereto under the terms of the Merger Agreement. The date on which the entire Escrow Amount has been disbursed from the Escrow Account shall be referred to herein as the ‘‘Termination Date.

(l) Any and all payments to be made to the Former Stockholders pursuant to this Agreement shall be allocated among the Former Stockholders in the percentages set forth next to the names of the Former Stockholders as set forth on Schedule 2. All payments to Former Stockholders shall be made by check made payable to the Former Stockholders in the name and mailed to the address of such Former Stockholders set forth on Schedule 2, or such updated or corrected address as may be provided by a Former Stockholder or the Representative.

4. Duties of the Escrow Agent.

(a) Duties in General.

(1) The Escrow Agent undertakes to perform only such duties as are expressly set forth herein (and required by applicable law), which the parties agree are ministerial in nature. If in doubt as to its duties and responsibilities hereunder, the Escrow Agent may consult with counsel of its choice and shall be protected in any action taken or omitted in connection with the advice or opinion of such counsel.

(2) If the Escrow Agent becomes involved in litigation with respect to this Agreement for any reason, it is hereby authorized to deposit the Escrow Amount with the clerk of such court in which such litigation is pending, or to interplead all interested parties in any court of competent jurisdiction and to deposit with the clerk of such court the Escrow Amount. Upon the happening of either of the above, the Escrow Agent shall be fully relieved and discharged of any further duties hereunder.

(3) If the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise by Joint Written Instructions or by a final order or judgment of a court of competent jurisdiction. In addition, if the Escrow Agent should at any time be confronted with inconsistent claims or demands by the parties hereto, the Escrow Agent shall also have the right to interplead such parties in any state or federal court located in the State of Delaware (or if such court does not have jurisdiction, any other court of competent jurisdiction), to deposit the Escrow Amount with the clerk of such court, and to request that such court determine the respective rights of the parties with respect to this Agreement, and upon doing so, the Escrow Agent automatically shall be released from any obligations or liability as a consequence of any claims or demands hereunder.

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(b) Exculpation.    Except for the Escrow Agent's own willful misconduct or gross negligence: (i) the Escrow Agent shall have no liability of any kind whatsoever for its performance of, or from having refrained from performing, any duties imposed upon the Escrow Agent under this Agreement or for any of its acts or omissions hereunder; (ii) the Escrow Agent shall not be responsible for any of the acts or omissions of the parties hereto; (iii) the Escrow Agent shall not be liable to anyone for damages, losses or expenses arising out of this Agreement; (iv) the Escrow Agent may rely and/or act upon any written instrument, document or request believed by the Escrow Agent in good faith to be genuine and to be executed and delivered by the proper person, and may assume in good faith the authenticity, validity and effectiveness thereof and shall not be obligated to make any investigation or determination as to the truth and accuracy of any information contained therein; and (v) the Escrow Agent shall have no liability of any kind whatsoever for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of legal counsel. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(c) No Additional Duties.    The Escrow Agent shall have no duties except those that are expressly set forth herein, and it shall not be bound by any notice of a claim or demand hereunder, or any waiver, modification, amendment, termination or rescission of this Agreement, unless received by it in writing.

(d) Miscellaneous.    The Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through its agents or attorneys. The Escrow Agent shall not be responsible for and shall not be under a duty to examine or pass upon the validity, binding effect, execution or sufficiency of this Agreement or of any agreement amendatory or supplemental hereto.

5. Indemnity.    The Escrow Agent, and its directors, officers, agents and employees (the ‘‘Indemnitees’’) are entitled to be indemnified by the Parent, and out of the Escrow Amount, jointly and severally, from all loss, liability or expense (including the fees and expenses of counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Agreement, except in the case of any Indemnitee to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such Indemnitee, or (ii) its following any instructions or other directions from Parent and the Representative, except to the extent that its following any such instruction or direction is expressly forbidden by the terms of this Agreement. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Agreement.

6. Resignation of the Escrow Agent; Acquisition of the Escrow Agent.    The Escrow Agent, and any successor Escrow Agent, may resign at any time as the Escrow Agent hereunder by giving at least fifteen (15) Business Days written notice to the parties. Upon such resignation and the appointment of a successor Escrow Agent, the resigning Escrow Agent shall be absolved from any further duties as the Escrow Agent hereunder. Upon their receipt of notice of resignation from the Escrow Agent, Parent and the Representative shall use their reasonable best efforts jointly to designate a successor Escrow Agent. If the parties do not agree upon a successor Escrow Agent within fifteen (15) Business Days after the receipt by the parties of the Escrow Agent's resignation notice, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor Escrow Agent or other appropriate relief and any such resulting appointment shall be binding upon all parties hereto. By mutual agreement, Parent and the Representative shall have the right at any time upon not less than seven (7) Business Days written notice to terminate their appointment of the Escrow Agent, or any successor Escrow Agent, as the Escrow Agent hereunder. Notwithstanding anything to the contrary in the foregoing, the Escrow Agent or any successor Escrow Agent shall continue to act as the Escrow Agent until a successor is appointed and qualified to act as the Escrow Agent.

Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all of the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Agreement without further act.

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7. Fees and Expenses of the Escrow Agent.    The fees and the expenses of the Escrow Agent for its services hereunder shall be paid in equal parts by Parent and out of the Escrow Amount, in accordance with Schedule 3. The provisions of this Section 7 shall survive any termination of this Agreement and removal or resignation of the Escrow Agent.

8. Notices.    All notices and other communications required or permitted pursuant to this Agreement shall be in writing and addressed to such party for whom such communication is intended at the applicable address set forth below. Such notice shall be deemed to have been duly given (i) with regard to the Escrow Agent, when actually received by the Escrow Agent, and (ii) with regard to any other party hereto, when delivered personally (which shall include delivery by Federal Express or other nationally recognized, reputable overnight courier service that issues a receipt or other confirmation of delivery) to the party for whom such communication is intended, or three (3) Business Days after the date mailed by certified mail, return receipt requested, postage prepaid, as follows:

IF TO PARENT:

Services Acquisition Corp. International
401 East Las Olas Boulevard
Fort Lauderdale, FL 33301
Attention:
Telephone: (      )       -
Facsimile: (      )       -

with a copy to:

Mintz Levin Cohn Ferris Glovsky and
    Popeo, P.C.
666 Third Avenue
New York, New York 10017
Attention: Kenneth R. Koch
Telephone: (212) 692-6768
Facsimile: (212) 983-3115

IF TO THE REPRESENTATIVE:

Telephone: (      )       -
Facsimile: (      )       -

with a copy to:

Attention:
Telephone: (      )       -
Facsimile: (      )       -

IF TO THE ESCROW AGENT:

Attention:
Telephone: (      )       -
Facsimile: (      )       -

6

or to such other address as such party shall specify by written notice to the other parties hereto. Any notice sent to the Escrow Agent shall also be sent to the other parties to this Agreement.

9. Assignment.    Parent may assign its rights and obligations under this Agreement to the same extent it is permitted to assign its rights and obligations under the Merger Agreement.

10. Miscellaneous.    This Agreement, and with respect to Parent and the Representative, the Merger Agreement, embody the entire agreement and understanding of the parties concerning the Escrow Amount, and, in the event of any inconsistency between this Agreement and the Merger Agreement, this Agreement shall control. This Agreement may be amended only by a writing signed by the party against whom enforcement is sought. The headings in this Agreement are intended solely for convenience or reference and shall be given no effect in the construction or interpretation of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, except the choice of law rules utilized in that state. This Agreement shall bind and inure to the benefit of the parties hereto and their respective, heirs, personal representatives, successors and permitted assigns. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of Delaware. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising out of or relating to this Agreement. The Escrow Agent shall not be liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and same instrument. All signatures of the parties to this Agreement may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party.

To evidence their agreement, the parties have caused this Agreement to be executed on the date first written above.

SERVICES ACQUISITION CORP. INTERNATIONAL
By: Name: Title:

JAMBA JUICE COMPANY

By: Name: Title:

REPRESENTATIVE

By: Name: Title:

[ESCROW AGENT]

By: Name: Title:

7

[Signature Page to Escrow Agreement]

8

Schedule 1

Permissible Investments

U.S. Bank Money Market Deposit Account

Commercial Paper rated AA

U.S. Treasuries Bonds

Schedule 2

Former Stockholders

Name	Address	Percentage

Schedule 3

Fees and Expenses of Escrow Agent

ANNEX A-2

Services Acquisition Corp. International
401 East Olas Boulevard, Suite 1140
Ft. Lauderdale, FL 33301

November 6, 2006

Jamba Juice Company
1700 17th Street
San Francisco, CA 94103

Ladies and Gentlemen:

Reference is hereby made to the Agreement and Plan of Merger dated as of March 10, 2006, as previously amended on each of August 2, 2006 and August 29, 2006, (the ‘‘Agreement’’) by among Services Acquisition Corp. International, a Delaware corporation (‘‘Parent’’), JJC Acquisition Company, a California corporation and a wholly-owned subsidiary of Parent (‘‘Merger Sub’’) and Jamba Juice Company, a California corporation (‘‘Company’’). Capitalized terms used herein but not otherwise defined herein shall have such meanings as defined in the Agreement. The parties have agreed to amend and modify the Agreement as follows:

1.    Notwithstanding anything to the contrary in the Agreement, the language of Section 8.1(h) shall be deleted in its entirety and replaced with the following: ‘‘by either Parent or the Company if the Closing Date shall not have occurred by December 8, 2006.’’

2.    This letter may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

3.    Except as modified hereby all of the other terms and conditions of the Agreement remain in full force and effect.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW]

A-2-1

IN WITNESS WHEREOF, the parties hereto have caused this letter (amending the Agreement) as of the date first written above.

SERVICES ACQUISITION CORP. INTERNATIONAL
By: /s/ Steven R. Berrard

Title: Chairman
JJC Acquisition Company
By: /s/ Thomas E. Aucamp

Title: President
Jamba Juice Company
By: /s/ Paul Clayton

Title: President
By: /s/ Michael Fox

Title: Secretary

A-2-2

ANNEX B

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this ‘‘Agreement’’) is dated as of March     , 2006, among Services Acquisition Corp. International, a Delaware corporation (the ‘‘Company’’), and the purchasers identified on the signature pages hereto (each, an ‘‘Purchaser’’ and collectively, the ‘‘Purchasers’’).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

ARTICLE I.
DEFINITIONS

1.1     Definitions.    In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

‘‘Action’’ means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, the Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

‘‘Affiliate’’ means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

‘‘Business Day’’ means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

‘‘Closing’’ means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

‘‘Closing Date’’ means the date of the Closing, which date shall be the same day upon which the closing of the Tornado Transaction occurs, following the satisfaction of each of the conditions applicable to the Closing as set forth in Section 2.2 hereof.

‘‘Commission’’ means the Securities and Exchange Commission.

‘‘Common Stock’’ means the common stock of the Company, $0.001 par value per share, and any securities into which such common stock may hereafter be reclassified.

‘‘Common Stock Equivalents’’ means any securities of the Company or the Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

‘‘Company Counsel’’ means Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

‘‘Effective Date’’ means the date that the Registration Statement is first declared effective by the Commission.

‘‘Escrow Agent’’ shall have the meaning set forth in the Escrow Agreement.

‘‘Escrow Agreement’’ shall mean the Escrow Agreement in substantially the form of Exhibit B hereto executed and delivered contemporaneously with this Agreement.

‘‘Exchange Act’’ means the Securities Exchange Act of 1934, as amended.

‘‘Investment Amount’’ means, with respect to each Purchaser, the investment amount indicated below such Purchaser’s name on the signature page of this Agreement.

‘‘Tornado’’ has the meaning ascribed to such term in the definition of the Tornado Transaction.

‘‘Tornado Merger Agreement’’ has the meaning ascribed to such term in the definition of Tornado Transaction.

‘‘Tornado Transaction’’ means the merger of the Company previously confidentially disclosed to the Purchasers (‘‘Tornado’’) with and into an acquisition subsidiary (the ‘‘Subsidiary’’) of the Company pursuant to a Agreement and Plan of Merger by and among the Company, Tornado, and certain stockholders of Tornado (as so amended, the ‘‘Tornado Merger Agreement’’). The Tornado Transaction may also be referred to herein as the ‘‘Merger.’’

‘‘Lien’’ means any lien, charge, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

‘‘Per Share Purchase Price’’ equals $7.50.

‘‘Person’’ means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

‘‘Proceeding’’ means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

‘‘Registration Rights Agreement’’ means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and the Purchasers, in the form of Exhibit A hereto.

‘‘Registration Statement’’ means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares.

‘‘Rule 144’’ means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

‘‘SEC Reports’’ shall have the meaning ascribed to such term in Section 3.1(h).

‘‘Securities’’ means the Shares.

‘‘Securities Act’’ means the Securities Act of 1933, as amended.

‘‘Shares’’ means the shares of Common Stock issued or issuable to the Purchasers pursuant to this Agreement.

‘‘Subsidiary’’ means the subsidiary formed by the Company for the purpose of effecting the Merger.

‘‘Trading Day’’ means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i) or (ii) hereof, then Trading Day shall mean a Business Day.

‘‘Trading Market’’ means whichever of the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market on which the Common Stock is listed or quoted for trading on the date in question.

‘‘Transaction Documents’’ means this Agreement, the Escrow Agreement, the Registration Rights Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

ARTICLE II.
PURCHASE AND SALE

2.1    Closing; Escrow.

(a)    Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, the Shares representing such Purchaser’s Investment Amount. No later than three (3) Business Days following the satisfaction of each of the applicable conditions set forth in Section 2.2, the Closing shall occur at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, NY 10017 or at such other location or time as the parties shall mutually agree.

(b)    On or prior to the fifth Business Day prior to the date of the Company’s meeting of stockholders to approve, among other things, the Tornado Transaction, each Purchaser shall deliver its Investment Amount, in United States dollars and in immediately available funds, to Continental Stock Transfer and Trust Company, as escrow agent (the ‘‘Escrow Agent’’) in accordance with the wire instructions set forth below:

[WIRE INSTRUCTIONS TO BE PROVIDED SUPPLEMENTALLY]

(c)    All payments made by each Purchaser as contemplated by Section 2.1(b) above will be held by the Escrow Agent for each Purchaser’s benefit in an interest bearing escrow account. Such moneys placed in the escrow account shall be disbursed by the Escrow Agent either (i) to the Company upon the consummation of the Tornado Transaction or (ii) back to the Purchasers in each Purchaser’s Investment Amount in the event that the Tornado Transaction is not consummated, in accordance with the terms of the Escrow Agreement, attached hereto as Exhibit B.

(d)    Notwithstanding the foregoing, the Company may permit payment for the Shares against delivery for those Purchasers whose organizational or other applicable documents or internal procedures require ‘‘delivery against payment’’ or such similar provision.

2.2    Closing Conditions.    (a)    At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)    a certificate evidencing a number of Shares registered in the name of such Purchaser or a book-entry transfer of the Shares to such Purchaser equal to such Purchaser’s Investment Amount divided by the Per Share Purchase Price;

(ii)    the legal opinion of Company Counsel, in agreed form attached as Exhibit C, addressed to the Purchasers;

(iii)    the Escrow Agreement, duly executed by the Company; and

(iv)    the Registration Rights Agreement, duly executed by the Company.

(b)    At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)    the Escrow Agreement, duly executed by such Purchaser; and

(ii)    the Registration Rights Agreement, duly executed by such Purchaser.

(c)    The obligations of each party at the Closing to consummate the transactions contemplated at such Closing shall be subject to the fulfillment, or waiver by the parties, of each of the following conditions:

(i)    from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities;

(ii)    the approval of the Company’s stockholders of the issuance of the Shares shall have been obtained; and

(iii)    on or prior to the Closing Date, the Tornado Transaction shall have been approved by the Company’s stockholders and Tornado’s stockholders and shall have closed.

(d)    The respective obligations of the Purchasers at the Closing to consummate the transactions contemplated at such closing shall be subject to the fulfillment, or waiver by the Purchasers, of the following conditions:

(i)    all representations and warranties of the Company contained herein shall remain true and correct in all material respects as of the Closing Date, as if made at and as of the Closing Date, and the Company shall deliver a certificate by an appropriate officer to such effect;

(ii)    all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed in all material respects;

(iii)    the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv)    there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v)    the execution and delivery of each of the Transaction Documents by the Company and the Subsidiary and the consummation by it of the transactions contemplated thereby (i) do not violate, conflict with or result in a violation of, or constitute a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by, any court or U.S. state or federal or foreign governmental agency or authority, or self-regulatory organization (any, a ‘‘Governmental Authority’’), including without limitation the Financial Services Authority, the Securities and Exchange Commission, the Commodities Futures Trading Commission, the National Association of Securities Dealers (the ‘‘NASD’’) and the National Futures Association (the ‘‘NFA’’), applicable to the Company and (ii) do not require from the Company or the Subsidiary any notice to, declaration or filing with, or consent or approval of any Governmental Authority or other third party, except for the approval of the Company’s stockholders and as set forth in Schedule 2.2(d)(v);

(vi)    no court, arbitrator or Governmental Authority shall have issued any order restraining the consummation of the transactions contemplated by this Agreement, and no proceeding challenging this Agreement or the transactions contemplated hereby or seeking to prohibit or materially delay the Closing shall have been instituted by any Person before any court, arbitrator or Governmental Authority and be pending; and

(vii)    Purchasers shall have in the aggregate purchased Shares for a total Investment Amount of at least $150 million.

(e)    The obligations of the Company at the Closing to consummate the transactions contemplated at such closing shall be subject to the fulfillment, or waiver by the Company, of the conditions that all representations and warranties of the Purchasers contained herein shall remain true and correct in all material respects as of the Closing Date, as if made at and as of the Closing Date (except as affected by the Tornado Transaction), and the Purchasers shall have performed all of their covenants and agreements to be performed on or prior to the Closing Date.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1    Representations and Warranties of the Company.    Except as set forth under the corresponding section of the Disclosure Schedules, which Disclosure Schedules shall deemed a part hereof, the Company hereby makes the following representations and warranties to each Purchaser:

(a)     Subsidiaries.    Except for the Subsidiary, the Company has no direct or indirect subsidiaries. The Company owns, directly or indirectly, all of the capital stock of the Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of the Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b)    Organization and Qualification.    Each of the Company and the Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor the Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in (i) an adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of the Company and the Subsidiary, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a ‘‘Material Adverse Effect’’) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)    Authorization; Enforcement.    The Company has the requisite corporate power and authority, and has taken all requisite corporate action, other than as set forth in Section 2.2(c) with respect to the need for stockholder approval of the issuance of the Shares in compliance with the rules of the American Stock Exchange, to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) as limited by public policy.

(d)    No Conflicts.    Other than as set forth in Section 2.2(c) with respect to the need for stockholder approval of the issuance of the Shares, the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or the Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or the Subsidiary is a party or by which any property or asset of the Company or the Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or the Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or the Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e)    Filings, Consents and Approvals.    Other than as set forth in Section 2.2(c) with respect to the need for stockholder approval of the issuance of the Shares, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of the Registration Statement in accordance with the requirements of the Registration Rights Agreement, (ii) the filing of Form D with the Commission and such filings required by state securities laws, which the Company will promptly and timely, and in any event prior to the Effectiveness Date under the Registration Statement, make, (iii) the application(s) to each Trading Market for the listing of the shares of Common Stock to be sold hereunder for trading thereon in the time and manner required thereby, (iv) the filings required in accordance with Section 4.4, and (v) such other filings as may be required following the Closing Date under the Securities Act and the Exchange Act.

(f)    Issuance of the Securities.    The Shares have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock all of the Shares issuable pursuant to this Agreement.

(g)    Capitalization.    The capitalization of the Company conforms as to legal matters to the description thereof contained in the Company’s most recent periodic report filed with the Commission. No securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Shares, the shares of Common Stock and options or warrants to purchase shares of Common Stock to be issued to stockholders, optionholders and warrantholders of Tornado pursuant to the Tornado Merger Agreement, and except as described in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or the Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into, or exercisable for, shares of Common Stock. The issue and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Other than as set forth in Section 2.2(c) with respect to the need for stockholder approval of the issuance of the Shares, no further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares. Except as disclosed in the SEC Filings, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h)    SEC Reports; Financial Statements.    The Company and the Subsidiary have filed all reports, registrations, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, or with any Governmental Authority, for the twelve months preceding the date hereof (or such shorter period as the Company or the Subsidiary was required by law to file such reports) (the foregoing materials being collectively referred to herein as the ‘‘SEC Reports’’ and, together with the Schedules to this Agreement (if any), the ‘‘Disclosure Materials’’) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and the rules and regulations of any other Governmental Authority with which the SEC Reports were made or should have been made, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (‘‘GAAP’’), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)    Material Changes; Undisclosed Events, Liabilities or Developments.    Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement and the contemplated Tornado Transaction or as set forth on Schedule 3.1(i), no event, liability or development has occurred or exists with respect to the Company or the Subsidiary or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed one (1) Trading Day prior to the date that this representation is made.

(j)    Litigation.    There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) except as set forth in the SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor the Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or the Subsidiary or any current or former director or officer of the Company or the Subsidiary. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or the Subsidiary under the Exchange Act or the Securities Act.

(k)    Compliance.    Neither the Company nor the Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or the Subsidiary under), nor has the Company or the Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(l)    Regulatory Permits.    The Company and the Subsidiary possess all certificates, authorizations, licenses, registrations and permits issued by any Governmental Authority which are necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ( ‘‘Material Permits’’), and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(m)    Transactions With Affiliates and Employees.    Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or the Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(n)    Sarbanes-Oxley; Internal Accounting Controls.    The Company and the Subsidiary are in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and the Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiary, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Form 10-K or 10-Q, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the Company’s most recently ended fiscal quarter (such date, the ‘‘Evaluation Date’’). The Company presented in its most recently filed Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(o)    Private Placement.    Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated hereby. Upon satisfaction of the condition set forth in Section 2.2(c) hereof with respect to stockholder approval of the issuance of the Shares, the issuance and sale of the Shares hereunder will not contravene the rules and regulations of the Trading Market..

(p)    Listing and Maintenance Requirements.    The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of terminating the registration of the Common Stock under the Exchange Act. Except as specified in the SEC Reports, the Company has not, in the two years preceding the date hereof, received notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the applicable Trading Market, including the Eligibility Rules thereunder. Upon satisfaction of the condition set forth in Section 2.2(c) hereof with respect to stockholder approval of the issuance of the Shares, the issuance and sale of the Shares under the Transaction Documents does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted.

(q)    Investment Company.    The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be an Affiliate of, an ‘‘investment company’’ within the meaning of the Investment Company Act of 1940, as amended. The Company and the Subsidiary shall conduct their business in a manner so that they will not become subject to the Investment Company Act, as amended.

(r)    Registration Rights.    Other than each of the Purchasers, and as disclosed in SEC filings, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(s)    No Integrated Offering.    Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act any state securities law or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

(t)    Form S-3 Eligibility.    The Company expects to be eligible by July 7, 2006, to register the resale of the Shares for resale by the Purchasers on Form S-3 promulgated under the Securities Act.

(u)    Tax Status.    Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Company Material Adverse Effect, the Company and the Subsidiary have filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

(v)    Tornado.    To the Company’s knowledge, all of the representations and warranties of Tornado contained in the Tornado Merger Agreement or any other agreement, instrument or document entered into by Tornado in connection with the Tornado Transaction are true and correct in all material respects, and no event, condition or circumstance has occurred or exists that, individually or in the aggregate, has resulted, or could reasonably be expected to result (i) in a breach or inaccuracy of any of the representations or warranties of Tornado contained in the Tornado Merger Agreement or in any other agreement, instrument or document entered into by Tornado in connection with the Tornado Merger Agreement or (ii) in a material adverse effect on the results of operations, assets, business or financial condition of Tornado. The Company has not agreed to any amendments of, or any amendment to or waiver of any of its rights or any of the conditions to closing contained in, the Tornado Merger Agreement or any other agreement, instrument or document entered into by the Company with respect to the Tornado Transaction.

3.2    Representations and Warranties of the Purchasers.    Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)    Organization; Authority.    Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by equitable principles generally.

(b)    Investment Intent.    Such Purchaser understands that the Shares are ‘‘restricted securities’’ and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account for investment purposes only and not with a present view to or for distributing or reselling such Shares or any part thereof, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other person or persons regarding the distribution of such Shares (this representation and warranty not limiting such Purchaser’s right to sell the Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser has not engaged, during the one month prior to the date of this Agreement, in any short sales with respect to the Common Stock. The Purchaser further represents that, between the time it became aware of the transactions contemplated by this Agreement and the public announcement of this Agreement or the termination hereof, it has not engaged and will not engage in any trades, whether purchases, sales, short sales or otherwise, with respect to the Common Stock.

(c)    Purchaser Status/Residence.    At the time such Purchaser was offered the Shares, it was, and at the date hereof it is (a) an ‘‘accredited investor’’ as defined in Rule 501(a) under the Securities Act, and/or (b) a ‘‘qualified institutional buyer’’ as defined in Rule 144A under the Securities Act. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act. Each Purchaser represents that, to the extent that he or she is an individual, that he or she is a resident of the state set forth opposite his or her name on signature page, and, to the extent that it is an organizational entity, they it has been organized under the laws of the state or country set forth opposite its name on signature page.

(d)    Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment .

(e)    General Solicitation.    Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)    Access to Information.    Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Subsidiary and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such

Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.

(g)    Independent Investment Decision.    Such Purchaser has independently evaluated the merits of its decision to purchase Shares pursuant to this Agreement, such decision has been independently made by such Purchaser and such Purchaser confirms that it has only relied on the advice of its own business and/or legal counsel and not on the advice of any other Purchaser’s business and/or legal counsel in making such decision.

(h)    No Tax or Legal Advice.    Such Purchaser understands that nothing in this Agreement, any other Transaction Document or any other materials presented to such Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

(i)    Short Sales.    Each Purchaser represents that from the date that it was approached to participate in the transaction contemplated by this Agreement through the Closing Date, neither it nor its affiliates have engaged in any trades with respect to, or made any net Short Sales of, or granted any option for the purchase of or entered into any hedging or similar transaction with the same economic effect as a net Short Sale of the Common Stock. For the purposes of this Agreement, ‘‘Short Sale’’ by a Purchaser means a sale of Common Stock that is marked as a short sale and that is executed at a time when such Purchaser has no equivalent offsetting long position in the Common Stock, exclusive of the Shares. For purposes of determining whether a Purchaser has an equivalent offsetting long position in the Common Stock, all Common Stock that would be issuable upon exercise in full of all options then held by such Purchaser (assuming that such options were then fully exercisable, notwithstanding any provisions to the contrary, and giving effect to any exercise price adjustments scheduled to take effect in the future) shall be deemed to be held long by such Purchaser.

The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1    Transfer.

(a)    Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Shares other than pursuant to an effective registration statement or Rule 144, to the Company, to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

(b)    Certificates evidencing the Shares will contain the following legend, until such time as they are not required under Section 4.1(c):

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ‘‘SECURITIES ACT’’), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE

REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in some or all of the Shares pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Purchaser may transfer pledged or secured Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(c)    Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) on the Effective Date, or (ii) following a sale of such Shares pursuant to an effective registration statement (including the Registration Statement) so long as the purchaser of the Shares is not an Affiliate of the Company, or (iii) following a sale of such Shares pursuant to Rule 144, or (iv) while such Shares are eligible for sale under Rule 144(k), or (v) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission) provided in the case of (v), however, that the beneficial owner of the Shares is not an Affiliate of the Company. Following such time as restrictive legends are not required to be placed on certificates representing Shares under this Section 4.1(c), the Company will, not later than three Trading Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing such Shares containing a restrictive legend (such third Trading Day, the ‘‘Legend Removal Date’’), deliver or cause to be delivered to such Purchaser a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Shares subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System.

(d)    Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Shares as set forth in this Section 4.1 is predicated upon the Company’s reliance that the Purchaser will sell any Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

4.2    Furnishing of Information.    As long as any Purchaser owns the Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Shares, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell such Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Shares may reasonably request, all to the extent required from time to time to enable such Person to sell such Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.3    Integration.    The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers, or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market.

4.4    Securities Laws Disclosure; Publicity.    By 8:30 a.m. (New York time) on the second Business Day following the date of this Agreement, the Company shall issue a press release reasonably acceptable to the Purchasers disclosing the transactions contemplated hereby and file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed. Notwithstanding the foregoing, nothing herein shall prevent the Company from selling Shares to additional purchasers, provided that, the Company shall make the filings and disclosures as required by this Section 4.4.

4.5    Non-Public Information.    The Company covenants and agrees that, following the termination of the existing confidentiality agreements between the Company and the Purchasers, neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company. A definitive proxy statement will be delivered in connection with the Tornado Transaction that will publicly disclose all of the material written information heretofore provided to the Purchasers.

4.6    Use of Proceeds.    The Company shall use the net proceeds from the sale of the Shares hereunder for payment of a portion of the cash consideration to be paid to Tornado stockholders in the Merger and for working capital purposes following the Tornado Transaction.

4.7    Reservation of Stock.    As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement.

4.8    Listing of Common Stock.    The Company hereby agrees to use commercially reasonably efforts to maintain the listing of the Common Stock on the Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date applicable to such Shares and the three (3) month anniversary of the Closing Date) to list the applicable Shares on the Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Common Stock sold hereunder.

4.9    Short Sales.    The Purchaser agrees that beginning on the date hereof until at least sixty (60) days from the Closing, the Purchaser will not enter into any Short Sales.

4.10    Termination Fee.    Upon receipt of any termination fee under the terms of the Tornado Merger Agreement, the Company shall pay to each the Purchaser one percent (1%) of such Purchaser’s Investment Amount, net of any costs and expenses incurred by the Company in the collection of any such termination fee, to the extent that the Company has sufficient funds to pay such amounts after payment of any such collection costs and expenses.

4.11    No Registration.    The Company agrees not to issue any securities pursuant to any registration statement or register for resale on behalf of others any securities prior to the Effective Date, except for (i) securities subject to a registration statement on Form S-8, (ii) the resale of shares of common stock underlying outstanding warrants, and (iii) securities issued in connection with an acquisition by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise.

ARTICLE V.
MISCELLANEOUS

5.1    Termination.    This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, on the earlier of (i) 180 days from the date of this Agreement or (ii) the termination of the Tornado Merger Agreement; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

5.2    Fees and Expenses.    Each Purchaser and the Company shall pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares under this Agreement.

5.3    Entire Agreement.    The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4    Notices.    Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:00 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Services Acquisition Corp. International 401 East Olas Boulevard, Suite 1140 Fort Lauderdale, FL 33301 Attn: Steven R. Berrard

With a copy to:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. 666 Third Avenue New York, NY 10017 Attn: Kenneth R. Koch, Esq.

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

5.5    Amendments; Waivers.    No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Purchaser or Purchasers holding no less than a majority of the outstanding Shares; provided, however, that if any amendment or waiver adversely affects any Purchaser or Purchasers in a disproportionate manner, then the written consent of any Purchaser so affected shall also be obtained. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6    Construction.    The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

5.7    Successors and Assigns.    This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the ‘‘Purchasers.’’

5.8    No Third-Party Beneficiaries.    This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8 (as to each Purchaser Party).

5.9    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the ‘‘New York Courts’’). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

5.10    Survival.    The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares.

5.11    Execution.    This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.12    Severability.    If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.13    Rescission and Withdrawal Right.    Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.14    Replacement of Securities.    If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

5.15    Remedies.    In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16    Independent Nature of Purchasers’ Obligations and Rights.    The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Shares pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SERVICES ACQUISITION CORP. INTERNATIONAL
Name: Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR PURCHASERS FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.

PURCHASER:
By:
Name: Title:

Number of Shares:
Investment Amount:
Address for Notice:

Tel:
Fax:

EXHIBIT A

FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT B

FORM OF ESCROW AGREEMENT

ESCROW AGREEMENT

ESCROW AGREEMENT, made as of the           day of     , 2006, by and among Services Acquisition Corp. International, a corporation incorporated under the laws of Delaware (the ‘‘Company’’), the purchasers signatory hereto (each a ‘‘Purchaser’’ and together the ‘‘Purchasers’’), and Continental Stock Transfer and Trust Company, as Escrow Agent (the ‘‘Escrow Agent’’).  Capitalized terms used but not defined herein shall have the meanings set forth in the Securities Purchase Agreement referred to in the first recital.

W I T N E S S E T H:

WHEREAS, the Purchasers will be purchasing from the Company shares of Common Stock (the ‘‘Shares’’) on the Closing Date as set forth in the Securities Purchase Agreement (the ‘‘Purchase Agreement’’) dated the date hereof between the Purchasers and the Company, which securities will be issued under the terms contained herein and in the Purchase Agreement; and

WHEREAS, it is intended that the purchase of the Shares be consummated in accordance with the requirements set forth in Regulation D promulgated under the Securities Act of 1933, as amended; and

WHEREAS, the Company and the Purchasers have requested that the Escrow Agent hold the Investment Amounts with respect to the Closing in escrow, together with all interest accrued thereon (the ‘‘Escrow Funds’’), until the Escrow Agent has received written instructions from the Company to deliver the Escrow Funds as directed in such written instructions;

NOW, THEREFORE, in consideration of the mutual promises herein made and intending to be legally bound, the Company, the Purchasers and the Escrow Agent hereby agree as follows:

1.    The Company and each Purchaser hereby appoint the Escrow Agent to serve as escrow agent in connection with the Offering in accordance with the terms and conditions herein set forth, and the Escrow Agent hereby accepts such appointment.

2.    The Escrow Agent shall hold all proceeds of the Escrow Funds in a separate account (the ‘‘Escrow Account’’) to be held and administered by the Escrow Agent as provided herein.  The Company shall direct the Purchasers to wire transfer their Investment Amounts, in immediately available funds, to:

[WIRE INSTRUCTIONS TO BE PROVIDED SUPPLEMENTALLY]

The Escrow Agent shall advise the Company in writing as to the name of each Purchaser from whom Escrow Funds has been received.

3.    The Escrow Account shall be an interest bearing account.

4.    The Escrow Funds to be held in the Escrow Account shall remain the property of each respective Purchaser in accordance with the pro rata ownership interest of each such Purchaser until such time as the Escrow Funds are released from the Escrow Account, and distributed in accordance with, the following provisions:

(a)    Upon the written instructions of the Company (the ‘‘Written Notice’’), the Escrow Agent shall deliver all of the Escrow Funds at such times and in such manner as shall be set forth in such Written Notice.  If the Escrow Agent does not receive a Written Notice on the earlier of (i) 30 days from the date of receipt of the Purchaser’s Investment Amount by the Escrow Agent or (ii) the termination of the Tornado Merger Agreement, the Escrow Agent shall return the Escrow Funds to the Purchasers.

(b)    The Company shall deliver a Written Notice to the Escrow Agent only in the event that the Company’s stockholders have approved the Tornado Transaction and the Tornado Transaction shall have closed.

(c)    The Escrow Funds distributed by the Escrow Agent pursuant to this Agreement shall no longer be subject to the terms and conditions of this Escrow Agreement and shall (so far as this Agreement is concerned) be and become the sole property of the party receiving the same, free and clear of all liens and encumbrances.

5.    To induce the Escrow Agent to act hereunder, the Company and each Purchaser agree that:

(a)    Distribution of the Escrow Account pursuant to Section 4 of this Agreement by the Escrow Agent shall operate to divest all right, title, interest, claim, and demand, either at law or in equity, of any party to this Agreement (other than the distributee) in and to the Escrow Account and shall be a perpetual bar both at law and in equity as against the Escrow Agent and against any person claiming or attempting to claim such distributed Escrow Account from, through, or under the Escrow Agent.

(b)    The Escrow Agent shall not be under any duty to give the monies held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Escrow Agreement.  Uninvested funds held hereunder shall not earn or accrue interest.

(c)    This Escrow Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto.  No implied duties or obligations shall be read into this Agreement against the Escrow Agent.  The Escrow Agent shall not be bound by the provisions of any agreement except this Escrow Agreement.

(d)    The Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, the Company shall indemnify and hold harmless the Escrow Agent (and any successor Escrow Agent) from and against any and all losses, deficiencies, liabilities, claims, suits, actions, damages, settlements and expenses, including reasonable attorneys fees and disbursements, arising out of and in connection with this Escrow Agreement.  Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including, without limitation, any liability for any delays (not resulting from it gross negligence or willful misconduct) in the investment or reinvestment of any Escrow Funds, or any loss of interest incident to any such delays.

(e)    The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof.  The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

(f)    The Escrow Agent may act pursuant to the reasonable advice of counsel with respect to any matter relating to this Escrow Agreement and shall not be liable for any action taken or omitted in accordance with such advice.

(g)    The Escrow Agent does not have any interest in the amounts deposited hereunder but is serving as escrow holder only and having only possession thereof.  The Company shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the escrowed property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes.  Any payments of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes.  The parties hereto will provide the escrow agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications.  It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds deposited in the Escrow Account and is not responsible for any other reporting.  This Section 5(g) and Section 5(d) shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.

(h)    The Escrow Agent shall have no duties or responsibilities except those expressly set forth herein.  The Escrow Agent shall not be bound by any notice of a claim, or demand with respect thereto, or any waiver, modification, amendment, termination, cancellation, or revision of this Agreement, unless in writing and signed by the other parties hereto and received by the Escrow Agent, and, if the Escrow Agent’s duties as escrow agent hereunder are affected, unless the Escrow Agent shall have given its prior written consent thereto.  The Escrow Agent shall not be bound by any assignment by the Company or the Purchasers of any rights hereunder unless the Escrow Agent shall have received written notice thereof from the assignor.  The Escrow Agent is authorized to comply with and obey laws, orders, judgments, decrees, and regulations of any governmental authority, court, tribunal, or arbitrator.  If the Escrow Agent complies with any such law, order, judgment, decree, or regulation, the Escrow Agent shall not be liable to any of the parties hereto or to any other person even if such law, order, judgment, decree, or regulation is subsequently reversed, modified, annulled, set aside, vacated, found to have been entered without jurisdiction, or found to be in violation of or beyond the scope of a constitution or a law.

(i)    If the Escrow Agent (i) shall be uncertain as to the Escrow Agent’s duties or rights hereunder, (ii) shall receive any notice, advice, direction, or other document from any other party with respect to the Escrow Account which, in the Escrow Agent’s opinion, is in conflict with any of the provisions of this Agreement, or with any notice, advice, direction or other document it has received from another party, or (iii) should be advised that a dispute has arisen with respect to the payment, ownership, or right of possession of the Escrow Account or any part thereof (or as to the delivery, non-delivery, or content of any notice, advice, direction, or other document), the Escrow Agent shall be entitled, without liability to anyone, to refrain from taking any action other than to use the Escrow Agent’s best efforts to keep safely the Escrow Account until the Escrow Agent shall be directed otherwise in writing by the Company or by an order, decree, or judgment of a court of competent jurisdiction which has been finally affirmed on appeal or which by lapse of time or otherwise is no longer subject to appeal, but the Escrow Agent shall be under no duty to institute or to defend any proceeding, although the Escrow Agent may, in the Escrow Agent’s discretion and at the expense of the Company as provided in Section 5(o), institute or defend such proceedings.

(j)    The Escrow Agent makes no representation as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

(k)    The Company and the Purchasers authorize the Escrow Agent, if threatened with litigation or sued, to interplead all interested parties in any court of competent jurisdiction and to deposit the Escrow Account with the clerk of that court.

(l)    The Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

(m)    The Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the total of the Escrow Funds received by the Escrow Agent and all interest and other income earned thereon to any successor Escrow Agent designated by the Escrow Agent, in writing, or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement.  The resignation of the Escrow Agent will take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction), or (ii) the day which is ten (10) days after the date of delivery of its written notice of resignation to the Company and the Purchasers.  If at that time the Escrow Agent has not designated a successor Escrow Agent, the Escrow Agent’s sole responsibility after that time shall be to safekeep the Escrow Funds received by the Escrow Agent until receipt of a designation of successor Escrow Agent or a final order of a court of competent jurisdiction.

(n)    The Escrow Agent shall have no responsibility for the contents of any writing of the arbitrators or any third party contemplated herein as a means to resolve disputes and may rely without any liability upon the contents thereof.

(o)    The Company agrees to pay the Escrow Agent [$2,500] for its services hereunder.

(p)    Each party hereby irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City in any action or proceeding arising out of or relating to this Escrow Agreement, and hereby irrevocably agrees that all claims in respect of such action or proceeding shall be heard and determined in such a New York State or federal court.  Each party hereby consents to and grants to any such court jurisdiction over such party and over the subject matter of any such dispute and agrees that delivery or mailing of any process or other papers in the manner provided herein, or in such manner as may be permitted by law, shall be valid and sufficient service thereof.

(q)    No printed or other matter in any language (including, without limitation, prospectuses, notices, reports and promotional material) which mentions the Escrow Agent’s name or the rights, powers, or duties of the Escrow Agent shall be issued by the Company or any Investor unless the Escrow Agent shall first have given its specific written consent thereto.

(r)    The Escrow Agent’s responsibilities and liabilities hereunder, except as a result of the Escrow Agent’s own bad faith or gross negligence, will terminate upon the delivery by the Escrow Agent of the Escrow Funds under any provision of this Agreement.

6.    This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns, and shall not be enforceable by or inure to the benefit of any third party except as provided in Section 5(m) with respect to a resignation by the Escrow Agent.  No party may assign any of its rights or obligations under this Agreement without the written consent of the other party.

7.    This Agreement may only be modified by a writing signed by the parties hereto, and no waiver hereunder shall be effective unless in a writing signed by the party to be charged.

8.    This Agreement shall be construed in accordance with the laws of the State of New York, without regard to its rules respecting conflicts of laws.  It may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute but one instrument.

9.    Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by certified mail, return receipt requested, or delivered against written receipt:

(a)	if to the Escrow Agent, to: Continental Stock Transfer and Trust Company 17 Battery Place New York, NY 10004 Attention: Steven G. Nelson Telephone: (212) 509-4000 Facsimile: (212) 509-5150

(b)	if to the Company, to:
Services Acquisition Corp. International
401 East Olas Boulevard, Suite 1140
Fort Lauderdale, FL 33301
Attention: Chief Executive Officer
Telephone: (954) 713-1173
Facsimile: (954) 713-1175

(c)	if to the Purchasers, to: The address set forth under such Purchaser’s name on the signature page of the Purchase Agreement.

Any notice, consent or request given by certified mail shall be deemed given at the time of certification thereof.

10.    This Agreement shall terminate upon the date on which all Escrow Funds has been fully disbursed from the Escrow Account in accordance with Section 4 of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Escrow Agreement as of the date first above written.

SERVICES ACQUISITION CORP. INTERNATIONAL
By:
Name: Title:
CONTINENTAL STOCK TRANSFER AND TRUST COMPANY
By:
Name: Title:
PURCHASER:
By:
Name: Title:

EXHIBIT C

FORM OF OPINION

1.    The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business and to own, lease and operate its properties and assets as described in the Company’s SEC Reports.

2.    The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Shares. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. Each of the Transaction Documents has been duly executed and delivered by the Company and each of the Transaction Documents constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms.

3.    The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby, does not and will not (i) result in a violation of the Company’s Certificate of Incorporation or Bylaws, (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement included as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, (iii) result in a violation of any federal or state law, rule or regulation applicable to the Company or by which any property or asset of the Company is bound or affected, or (iv) require any third party consents or government filings, except, with respect to clauses (ii), (iii) and (iv) above, for such violations, conflicts or defaults, or failures to obtain third party consents or make government filings, as would not, individually or in the aggregate, have a Material Adverse Effect.

4.    Assuming the truth and accuracy of the representations and warranties of the Purchasers included in Section 3.2 of the Securities Purchase Agreement, the issuance of the Shares in accordance with the Securities Purchase Agreement will be exempt from registration under the Securities Act of 1933, as amended. The Shares, when issued, sold and delivered against payment therefor in accordance with the provisions of the Securities Purchase Agreement will be duly and validly issued, fully paid and nonassessable and, to our knowledge, free and clear of all liens, charges, restrictions and encumbrances imposed by or through the Company except as set forth in the Transaction Documents.

Annex B-1

Services Acquisition Corp. International
401 East Olas Boulevard, Suite 1140
Ft. Lauderdale, FL 33301

November 6, 2006

Ladies and Gentlemen:

Reference is hereby made to the Securities Purchase Agreement dated as of March 10, 2006, as amended, (‘‘SPA’’) among Services Acquisition Corp. International, a Delaware corporation (the ‘‘Company’’), and the purchasers identified on the signature pages thereto (each, a ‘‘Purchaser’’ and collectively, the ‘‘Purchasers’’). Capitalized terms used herein but not otherwise defined herein shall have such meanings as defined in the SPA. The Company and the Purchasers have agreed to amend and modify the SPA as follows:

1. Notwithstanding anything to the contrary in the SPA, , the language of Section 5.1(i) shall be deleted in its entirety and replaced with the following: ‘‘December 8, 2006 or’’

2. This letter may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

3. The Purchasers acknowledge that the Company is seeking to amend the terms of the Tornado Transaction to provide for an outside termination date of December 8, 2006 and the amendment set forth herein is conditioned upon the receipt of such amendment to the Tornado Transaction. Except as modified hereby all of the other terms and conditions of the SPA remains in full force and effect.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW]

B-1-1

IN WITNESS WHEREOF, the Company has caused this letter (amending the SPA) as of the date first written above.

SERVICES ACQUISITION CORP. INTERNATIONAL
Name: Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR PURCHASERS FOLLOW]

B-1-2

IN WITNESS WHEREOF, the Purchasers have executed this letter (amending the SPA) as of the date first written above.

PURCHASER:

By:
Name: Title:

Number of Shares:
Investment Amount: $

B-1-3

Services Acquisition Corp. International
401 East Olas Boulevard, Suite 1140
Ft. Lauderdale, FL 33301

November 6, 2006

Ladies and Gentlemen:

Reference is hereby made to the Securities Purchase Agreement dated as of March 15, 2006, as amended, (‘‘SPA’’) among Services Acquisition Corp. International, a Delaware corporation (the ‘‘Company’’), and the purchasers identified on the signature pages thereto (each, a ‘‘Purchaser’’ and collectively, the ‘‘Purchasers’’). Capitalized terms used herein but not otherwise defined herein shall have such meanings as defined in the SPA. The Company and the Purchasers have agreed to amend and modify the SPA as follows:

1.   Notwithstanding anything to the contrary in the SPA, , the language of Section 5.1(i) shall be deleted in its entirety and replaced with the following: ‘‘December 8, 2006 or’’

2.   This letter may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

3.   The Purchasers acknowledge that the Company is seeking to amend the terms of the Tornado Transaction to provide for an outside termination date of December 8, 2006 and the amendment set forth herein is conditioned upon the receipt of such amendment to the Tornado Transaction. Except as modified hereby all of the other terms and conditions of the SPA remains in full force and effect.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW]

B-2-1

IN WITNESS WHEREOF, the Company has caused this letter (amending the SPA) as of the date first written above.

SERVICES ACQUISITION CORP. INTERNATIONAL

Name:
Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR PURCHASERS FOLLOW]

B-2-2

IN WITNESS WHEREOF, the Purchasers have executed this letter (amending the SPA) as of the date first written above.

PURCHASER:
By:
Name:
Title:
Number of Shares:
Investment Amount: $

B-2-3

ANNEX C

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this ‘‘Agreement’’) is made and entered into as of March        , 2006, by and among Services Acquisition Corp. International, a Delaware corporation (the ‘‘Company’’), and the investors signatory hereto (each a ‘‘Purchaser’’ and collectively, the ‘‘Purchasers’’).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the ‘‘Purchase Agreement’’).

The Company and the Purchasers hereby agree as follows:

1.    Definitions.    Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

‘‘Business Day’’ means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

‘‘Effectiveness Date’’ means, with respect to the Registration Statement required to be filed hereunder, the earlier of (a) the 60th  calendar day following the Filing Date (90th  calendar day in the event of a full review by the Commission) and (b) the fifth (5th ) Business Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments.

‘‘Effectiveness Period’’ shall have the meaning set forth in Section 2(a).

‘‘Exchange Act’’ means the Securities Exchange Act of 1934, as amended.

‘‘Filing Date’’ means, with respect to the Registration Statement required to be filed hereunder, the later of (i) the 30th calendar day following the Closing Date or (ii) July 7, 2006.

‘‘Holder’’ or ‘‘Holders’’ means the holder or holders, as the case may be, from time to time of Registrable Securities.

‘‘Indemnified Party’’ shall have the meaning set forth in Section 5(c).

‘‘Indemnifying Party’’ shall have the meaning set forth in Section 5(c).

‘‘Losses’’ shall have the meaning set forth in Section 5(a).

‘‘Proceeding’’ means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

‘‘Prospectus’’ means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

‘‘Registrable Securities’’ means the shares of Common Stock issued in connection with the transactions contemplated by the Purchase Agreement, together with any Securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

‘‘Registration Statement’’ means the registration statement required to be filed hereunder, including the Prospectus, amendments and supplements to the registration statement or Prospectus,

including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the Registration Statement.

‘‘Rule 415’’ means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

‘‘Rule 424’’ means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

‘‘Securities Act’’ means the Securities Act of 1933, as amended.

‘‘Trading Market’’ means whichever of the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market on which the Common Stock is listed or quoted for trading on the date in question.

2.    Registration.

(a)    On or prior to the Filing Date, the Company shall prepare and file with the Commission the Registration Statement covering the resale of all of the Registrable Securities sold in the Closing for an offering to be made on a continuous basis pursuant to Rule 415, or if Rule 415 is not available for offers or sales of the Registrable Securities, for such other means of distribution of Registrable Securities as the Holders may specify. The Registration Statement required hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case the Registration shall be on another appropriate form in accordance herewith). The Registration Statement required hereunder shall contain (except if otherwise directed by the Holders) the ‘‘Plan of Distribution’’ attached hereto as Annex A. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act (including the filing of any necessary amendments, post-effective amendments and supplements) until the date which is two years after the Closing Date or such later date when all Registrable Securities covered by the Registration Statement (A) have been sold pursuant to the Registration Statement or an exemption from the registration requirements of the Securities Act or (B) may be sold without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent and the affected Holders (the ‘‘Effectiveness Period’’). The Company shall telephonically request effectiveness of the Registration Statement as of 5:00 pm Eastern Time on a Trading Day. The Company shall immediately notify the Holders via facsimile of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of a Registration Statement. The Company shall, by 9:30 am Eastern Time on the Trading Day after the Effective Date (as defined in the Purchase Agreement), file a Rule 424(b) prospectus with the Commission.

(b)    If: (i) the Registration Statement is not filed on or prior to the Filing Date (if the Company files the Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a), the Company shall not be deemed to have satisfied this clause (i)); or (ii) the Registration Statement is not declared effective by the Commission on or before the Effectiveness Date or (iii) after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for 30 consecutive calendar days or for more than an aggregate of 90 calendar days during any 12-month period (which need not be consecutive Trading Days) (any such failure or breach being referred to as an ‘‘Event,’’ and for purposes of clause (i) or (ii) the date on which such breach being occurs, for purposes of clause

(iii) the date on which such 30 or 90 calendar day period, as applicable, is exceeded, being referred to as an ‘‘Event Date’’), then in addition to any other rights the Holders may have hereunder or under applicable law: (x) on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 0.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder. Notwithstanding anything to the contrary contained herein, no Holder shall be entitled to be included in the Registration Statement or receive liquidated damages unless such Holder has provided such information to the Company as the Company shall have reasonably requested in connection with such Registration Statement.

3.    Registration Procedures

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)    Not less than three (3) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, (i) furnish to the Holders copies of all such documents proposed to be filed (including documents incorporated or deemed incorporated by reference to the extent requested by such Person) which documents will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective legal counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith.

(b)    (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c)    Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible (and, in the case of (i)(A) below, not less than two (2) Business Days prior to such filing) and (if requested by any such Person) confirm such notice in writing promptly following the day (i) (A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a ‘‘review’’ of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto as promptly as reasonably possible to each of the Holders who so requests provided such requesting Holders agree to keep such information confidential until it is publicly disclosed and to waive Section 4.5 of the Purchase Agreement with respect thereto); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such Holder of Registrable Securities agrees to keep such information confidential until it is publicly disclosed and to waive Section 4.5 of the Purchase Agreement with respect thereto).

(d)    Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)    To the extent requested by such Holders, furnish to each Holder, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(f)    Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c).

(g)    Use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each of the registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(h)    If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(i)    Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j)     Use commercially reasonable efforts to make available to its security holders no later than the Availability Date (as defined below), an earning statement covering a period of at least twelve (12) months, beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder. For the purpose of this subsection, ‘‘Availability Date’’ shall mean the 45th  day following the end of the fourth fiscal quarter after the fiscal quarter that includes the effective date of the Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, ‘‘Availability Date’’ means the 90th  day after the end of such fourth fiscal quarter.

(k)     Comply with all applicable rules and regulations of the Commission and use its commercially reasonable efforts to cause all Registrable Securities to be listed for trading on a Trading Market.

(l)     If requested by Holders, in the event of an underwritten offering of the Registrable Securities by the Holders, furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to any such registration (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters to such effects as reasonably may be requested by counsel for the underwriters and executed counterparts of such opinion addressed to the sellers of Registrable Securities to the same effect as requested by counsel for the underwriters and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request.

The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the person thereof that has voting and dispositive control over the Shares.

4.    Registration Expenses.    All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) for compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or any legal fees or other costs of the Holders.

5.    Indemnification

(a)    Indemnification by the Company.    The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers, investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, ‘‘Losses’’), as incurred, to the extent arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities as set forth in Annex A hereto or any changes to Annex A hereto that are expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(c). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b)    Indemnification by Holders.    Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities as set forth in Annex A hereto or any changes to Annex A hereto that are expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or  defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(b). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities covered by the Registration Statement giving rise to such indemnification obligation.

(c)    Conduct of Indemnification Proceedings.    If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an ‘‘Indemnified Party’’), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the ‘‘Indemnifying Party’’) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is reasonably likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Business Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

(d)    Contribution.    If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder. The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.    Miscellaneous

(a)    Compliance.    Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(b)    Discontinued Disposition.    Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the ‘‘Advice’’) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. In the event of a discontinued disposition under this Section 6(b), the Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable and to provide copies of the supplemented Prospectus and/or amended Registration Statement or the Advice as soon as possible in order to enable each Holder to resume dispositions of the Registrable Securities. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

(c)    Amendments and Waivers.    The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities.

(d)    Lock-up.    During the 12 month period following the Closing, if the Company delivers to the Purchasers a certificate signed by an officer of the Company stating that the managing underwriter of a registered public offering of equity securities of the Company, all of which relates to securities to be sold on a primary basis by the Company (the ‘‘Offering’’), has requested that the Purchasers refrain from selling or otherwise transferring or disposing of any Registrable Securities then held by the Purchasers for a specified period of time during the Offering, the Purchasers shall refrain from selling or otherwise transferring or disposing of any Registrable Securities then held by the Purchasers beginning on the later of (i) the 10 th  Business Day after receipt of such certificate from the Company and (ii) the commencement of the Offering (which shall be the effective date of the registration statement for such Offering) and ending following a specified period of time that is customary under the circumstances (not to exceed ninety (90) days).

(e)    Suspension of Trading.    At any time after the Registrable Securities are covered by an effective Registration Statement, the Company may deliver to the Holders of such Registrable Securities a certificate (the ‘‘Suspension Certificate’’) approved by the Chief Executive Officer of the Company and signed by an officer of the Company stating that the effectiveness of and sales of Registrable Securities under the Registration Statement would:

(i)    materially interfere with any transaction that would require the Company to prepare financial statements under the Securities Act that the Company would otherwise not be required to prepare in order to comply with its obligations under the Exchange Act, or

(ii)    require public disclosure of any transaction of the type discussed in Section 6(e)(i) prior to the time such disclosure might otherwise be required.

Beginning ten (10) Business Days after the receipt of a Suspension Certificate by Holders of Registrable Securities, the Company may, in its discretion, require such Holders of Registrable Securities to refrain from selling or otherwise transferring or disposing of any Registrable Securities or other Company securities then held by such Holders for a specified period of time that is customary under the circumstances (not to exceed thirty (30) days). Notwithstanding the foregoing sentence, the Company shall be permitted to cause Holders of Registrable Securities to so refrain from selling or otherwise transferring or disposing of any Registrable Securities or other securities of the Company on only one occasion during each twelve (12) consecutive month period that the Registration Statement remains effective. The Company may impose stop transfer instructions to enforce any required agreement of the Holders under this Section 6(e).

(f)    Notices.    Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number provided for below prior to 5:00 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number provided for below later than 5:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address and delivery requirements for such notices and communications shall be as set forth in the Purchase Agreement.

(g)    Successors and Assigns.    This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities, provided a sale of the Company shall not be deemed an assignment. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(h)    Counterparts.    This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(i)    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

(j)    Cumulative Remedies.    The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(k)    Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l)    Headings.    The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(m)    Independent Nature of Purchasers’ Obligations and Rights.    The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

SERVICES ACQUISITION CORP. INTERNATIONAL
By:
Steven R. Berrard, Chief Executive Officer

[PURCHASERS’ SIGNATURE PAGES TO FOLLOW]

[PURCHASERS’ SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

PURCHASER:
By:
Name: Title: Fax Number:

[ADDITIONAL PURCHASER SIGNATURES FOLLOW]

ANNEX A

Plan of Distribution

The shares covered by this prospectus may be offered and sold from time to time by the selling stockholders. The term ‘‘selling stockholder’’ includes pledgees, donees, transferees or other successors in interest selling shares received after the date of this prospectus from each selling stockholder as a pledge, gift, partnership distribution or other non-sale related transfer. The number of shares beneficially owned by a selling stockholder will decrease as and when it effects any such transfers. The plan of distribution for the selling stockholders’ shares sold hereunder will otherwise remain unchanged, except that the transferees, pledgees, donees or other successors will be selling stockholders hereunder. To the extent required, we may amend and supplement this prospectus from time to time to describe a specific plan of distribution.

The selling stockholders will act independently of us in making decisions with respect to the timing, manner and size of each sale. The selling stockholders may make these sales at prices and under terms then prevailing or at prices related to the then current market price. The selling stockholders may also make sales in negotiated transactions. The selling stockholders may offer their shares from time to time pursuant to one or more of the following methods:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	one or more block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	public or privately negotiated transactions;

•	on the American Stock Exchange or Nasdaq National Market (or through the facilities of any national securities exchange or U.S. inter-dealer quotation system of a registered national securities association, on which the shares are then listed, admitted to unlisted trading privileges or included for quotation);

•	through underwriters, brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

In connection with distributions of the shares or otherwise, the selling stockholders may:

•	enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the shares in the course of hedging the positions they assume;

•	sell the shares short and redeliver the shares to close out such short positions;

•	enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to them of shares offered by this prospectus, which they may in turn resell; and

•	pledge shares to a broker-dealer or other financial institution, which, upon a default, they may in turn resell.

In addition to the foregoing methods, the selling stockholders may offer their shares from time to time in transactions involving principals or brokers not otherwise contemplated above, in a combination of such methods or described above or any other lawful methods. The selling stockholders may also transfer, donate or assign their shares to lenders, family members and others and each of such persons will be deemed to be a selling stockholder for purposes of this prospectus.

C-A-1

The selling stockholders or their successors in interest may from time to time pledge or grant a security interest in some or all of the shares of common stock, and if the selling stockholders default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from to time under this prospectus; provided however in the event of a pledge or then default on a secured obligation by the selling stockholder, in order for the shares to be sold under this registration statement, unless permitted by law, we must distribute a prospectus supplement and/or amendment to this registration statement amending the list of selling stockholders to include the pledgee, secured party or other successors in interest of the selling stockholder under this prospectus.

The selling stockholders may also sell their shares pursuant to Rule 144 under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information concerning the issuer, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding certain limitations.

Sales through brokers may be made by any method of trading authorized by any stock exchange or market on which the shares may be listed or quoted, including block trading in negotiated transactions. Without limiting the foregoing, such brokers may act as dealers by purchasing any or all of the shares covered by this prospectus, either as agents for others or as principals for their own accounts, and reselling such shares pursuant to this prospectus. The selling stockholders may effect such transactions directly, or indirectly through underwriters, broker-dealers or agents acting on their behalf. In effecting sales, broker-dealers or agents engaged by the selling stockholders may arrange for other broker-dealers to participate. Broker-dealers or agents may receive commissions, discounts or concessions from the selling stockholders, in amounts to be negotiated immediately prior to the sale (which compensation as to a particular broker-dealer might be in excess of customary commissions for routine market transactions).

In offering the shares covered by this prospectus, the selling stockholders, and any broker-dealers and any other participating broker-dealers who execute sales for the selling stockholders, may be deemed to be ‘‘underwriters’’ within the meaning of the Securities Act in connection with these sales. Any profits realized by the selling stockholders and the compensation of such broker-dealers may be deemed to be underwriting discounts and commissions.

The Company is required to pay all fees and expenses incident to the registration of the shares.

The Company has agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

C-A-2

ANNEX D

SERVICES ACQUISITION CORP. INTERNATIONAL
2006 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Services Acquisition Corp. International 2006 Employee, Director and Consultant Stock Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Code means the United States Internal Revenue Code of 1986, as amended.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $0.001 par value per share.

Company means Services Acquisition Corp. International, a Delaware corporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Fair Market Value of a Share of Common Stock means:

(1)    If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the average of the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the five (5) trading days, consisting of (i) the two (2) trading days immediately following the applicable date, (ii) the trading day that is the applicable date, and (iii) the two (2) trading days immediately preceding the applicable date;

(2)    If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

(3)    If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, ‘‘Participant’’ shall include ‘‘Participant’s Survivors’’ where the context requires.

Plan means this Jamba, Inc. 2006 Employee, Director and Consultant Stock Plan.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.	SHARES SUBJECT TO THE PLAN.

(a)	The number of Shares which may be issued from time to time pursuant to this Plan shall be 5,000,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan.

(b)	If an Option ceases to be ‘‘outstanding,’’ in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised in whole or in part, by tender of Shares or if the Company's tax withholding obligation is satisfied by withholding Shares, the number of Shares needed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued.

4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

a.	Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b.	Determine which Employees, directors and consultants shall be granted Stock Rights;

c.	Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 600,000 Shares be granted to any Participant in any fiscal year;

d.	Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

e.	Make changes to any outstanding Stock Right, including, without limitation, to reduce or increase the exercise price or purchase price, accelerate the vesting schedule or extend the expiration date, provided that no such change shall impair the rights of a Participant under any grant previously made without such Participant’s consent;

f.	Buy out for a payment in cash or Shares, a Stock Right previously granted and/or cancel any such Stock Right and grant in substitution therefor other Stock Rights, covering the same or a different number of Shares and having an exercise price or purchase price per share which may be lower or higher than the exercise price or purchase price of the cancelled Stock Right, based on such terms and conditions as the Administrator shall establish and the Participant shall accept; and

g.	Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right.

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time.

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

A.    Non-Qualified Options:    Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

a.	Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock.

b.	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

c.	Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

d.	Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

i.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

ii.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

B.    ISOs:    Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

a.	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clauses (a) and (e) thereunder.

b.	Option Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

i.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

ii.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value on the date of grant.

c.    Term of Option:    For Participants who own:

i.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

ii.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

d.	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a)    Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

(b)    Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c)    Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Board shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

9.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option and held for at least six months, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes ‘‘reasonably promptly,’’ it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or ‘‘blue sky’’ laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 27) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a ‘‘modification’’ of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such Option including, but not limited to, pursuant to Section 409A of the Code.

10.	ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months and having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock Based-Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by delivery of the grantee’s personal  recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above; or (e) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine.

The Company shall then, if required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes ‘‘reasonably promptly,’’ it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or ‘‘blue sky’’ laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant.

11.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement, and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

12.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the

Administrator in its discretion and set forth in the applicable Agreement. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN ‘‘FOR CAUSE’’ OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

a.	A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination ‘‘for cause’’, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

b.	Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

c.	The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

d.	Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute ‘‘cause’’, then such Participant shall forthwith cease to have any right to exercise any Option.

e.	A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

f.	Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE ‘‘FOR CAUSE’’.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated ‘‘for cause’’ prior to the time that all his or her outstanding Options have been exercised:

a.	All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated ‘‘for cause’’ will immediately be forfeited.

b.	For purposes of this Plan, ‘‘cause’’ shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of ‘‘cause’’ will be conclusive on the Participant and the Company.

c.	‘‘Cause’’ is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of ‘‘cause’’ occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute ‘‘cause’’, then the right to exercise any Option is forfeited.

d.	Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of ‘‘cause’’ for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

a.	A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

b.	A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant’s termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

c.	The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

a.	In the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of death; and

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

b.	If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

17.	EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.

In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

18.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN ‘‘FOR CAUSE’’ OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination ‘‘for cause,’’ Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company’s repurchase rights have not lapsed.

19.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE ‘‘FOR CAUSE’’.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated ‘‘for cause’’:

a.	All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

b.	For purposes of this Plan, ‘‘cause’’ shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of ‘‘cause’’ will be conclusive on the Participant and the Company.

c.	‘‘Cause’’ is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of ‘‘cause’’ occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute ‘‘cause,’’ then the Company’s right to repurchase all of such Participant’s Shares shall apply.

d.	Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of ‘‘cause’’ for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

20.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability:    to the extent the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate:  to the extent the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s death.

22.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the ‘‘1933 Act’’), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

a.	The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

‘‘The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.’’

b.	At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

23.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

A.    Stock Dividends and Stock Splits.    If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the purchase price per share, to reflect such events. The number of Shares subject to the limitation in Paragraph 4(c) shall also be proportionately adjusted upon the occurrence of such events.

B.    Corporate Transactions.    If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a ‘‘Corporate Transaction’’), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the ‘‘Successor Board’’), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either (a) to the extent then exercisable or, (b) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either (a) to the extent then exercisable or, (b) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

C.    Recapitalization or Reorganization.    In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance of the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

D.    Adjustments to Stock-Based Awards.    Upon the happening of any of the events described in Subparagraphs A, B or C above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to the effect if any, of a Change in Control and, subject to Paragraph 4, its determination shall be conclusive.

E.    Modification of ISOs.    Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to ISOs shall be made only after the Administrator determines whether such adjustments would constitute a ‘‘modification’’ of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such ‘‘modification’’ on his or her income tax treatment with respect to the ISO.

25.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27.	CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (‘‘F.I.C.A.’’) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 29) or upon the lapsing of any right of repurchase, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

29.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30.	TERMINATION OF THE PLAN.

The Plan will terminate on 10 years after adoption, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

31.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

32.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

ANNEX E

March 21, 2006

Personal and Confidential

Services Acquisition Corp. International
401 East Las Olas Blvd, Suite 1140
Fort Lauderdale, FL 33301

Members of the Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, of the ‘‘Per Share Merger Consideration’’ to be paid to the holders of Company Capital Stock and vested Company Options of Jamba Juice Company (the ‘‘Company’’) in connection with the merger (the ‘‘Merger’’) of JJC Acquisition Company, Inc. (the ‘‘Merger Sub’’) with and into the Company pursuant to the Agreement and Plan of Merger, dated as of March 10, 2006 (the ‘‘Merger Agreement’’), among Services Acquisition Corp. International (‘‘Parent’’), Merger Sub and the Company. For purposes of this opinion, we have assumed that the Per Share Merger Consideration will be $6.03.

North Point Advisors LLC (‘‘North Point’’), as a customary part of its investment banking business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, underwriting and secondary distributions of securities, private placements and other purposes. We have acted as financial advisor to the Parent in connection with the Merger and will receive a fee for providing this opinion. This opinion fee is not contingent upon the consummation of the Merger or upon the conclusions expressed herein regarding the fairness of the Per Share Merger Consideration in the Merger. Also, whether or not the Merger is consummated, the Parent has agreed to pay the reasonable out-of-pocket expenses of North Point and to indemnify North Point against certain liabilities in connection with our services.

In arriving at our opinion, we have undertaken such review, analyses and inquiries as we deemed necessary and appropriate under the circumstances. Among other things, we have reviewed:

(i)	the Merger Agreement,

(ii)	certain publicly available financial, operating and business information related to the Company, including certain audited and unaudited financial statements of the Company,

(iii)	certain internal information prepared and furnished by the Company’s management with respect to the business, operations and prospects of the Company, including financial forecasts and projected financial data,

(iv)	to the extent publicly available, information concerning selected transactions deemed comparable to the proposed Merger,

(v)	certain publicly available financial and securities data of selected public companies deemed comparable to the Company,

(vi)	certain internal financial information, including financial forecasts, of the Company on a stand-alone basis, prepared and furnished by the Company’s management,

(vii)	certain publicly available market and securities data of the Company, and

(viii)	certain publicly available press releases and research reports.

We had discussions with members of the management of the Company concerning the financial condition, current operating results and business outlook for the Company. We also had discussions with members of the management of the Company concerning the financial condition and historical operating results for the Company, and the regulatory and business outlook for the Company on a stand-alone basis.

We have relied upon and assumed the completeness, accuracy and fairness of (and the absence of any misleading statements in) the financial statements, financial forecasts, the Company management’s estimates as to the future performance of the Company, and other information provided to us by or on behalf of the Company, or otherwise made available to us, and we have not assumed responsibility for the independent verification of that information. We have further relied upon the assurances of the management of the Company that the information provided to us by the Company was prepared on a reasonable basis in accordance with industry practice and that such information provides a reasonable basis upon which we can form our opinion.

With respect to the financial planning data, forward-looking statements, and other business outlook information provided to us, we assumed that the information had been reasonably prepared by the Company on bases reflecting the best currently available estimates and judgment of the Company’s management, that the information was based on reasonable assumptions, and that it reflects the anticipated effects of all transactions contemplated in connection with the Merger. We express no opinion as to such financial planning data or the assumptions on which it is based. In addition, various analyses performed by us incorporate forecasts prepared by research analysts using only publicly available information. These forecasts may or may not prove to be accurate.

We further assume that neither the management of the Parent or the Company is aware of any information or facts that would make the information provided to us incomplete or misleading. We have also assumed that there have been no material changes in the Company’s assets, financial condition, results of operations, business or prospects since the respective dates of the last financial statements made available to us. We have assumed that the Company is not party to any pending transaction, including external financing, recapitalization, acquisition, merger, consolidation or asset sale discussions, other than the Merger or in the ordinary course of business.

We have assumed with your consent that the Merger will be consummated in accordance with the terms described in the Merger Agreement. We have assumed that all the necessary regulatory approvals and consents required for the Merger will be obtained in a manner that will not change the Per Share Merger Consideration to be paid in the Merger. We have further assumed that the Merger will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations.

We were not requested to opine as to, and this opinion does not address, the basic business decision to proceed with or effect the Merger. We did not structure the Merge or negotiate the terms of the Merger. Our opinion does not address, nor should it be construed to address, the relative merits of the Merger, on the one hand, or any alternative business strategies or alternative transactions that may be available to the Company, on the other hand, or any tax consequences of the Merger. We were not authorized to and did not solicit any expression of interest from any other parties with respect to any alternative transaction.

In arriving at our opinion, we have not performed any appraisals or valuations of any specific assets or liabilities of the Company, we have not been furnished with any such appraisals or valuations, and we did not make any physical inspection of any property or asset. We express no opinion regarding the liquidation value or financial solvency of any entity. Without limiting the generality of the foregoing, we have undertaken no independent analysis of any pending or threatened litigation, possible unasserted claims or other contingent liabilities, to which the Parent or the Company or any of their respective affiliates is a party or may be subject and, at the Parent’s direction and with its consent, our opinion makes no assumption concerning, and therefore does not consider, the possible assertions of claims, outcomes or damages arising out of any such matters.

This opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on the date hereof, and upon the information available to us and facts and circumstances as they exist and are subject to evaluation on the date hereof; events occurring after the date hereof could materially affect the assumptions used in preparing this opinion. We have not undertaken to update, reaffirm or revise this opinion or otherwise comment upon any events occurring after the date hereof and do not have any obligation to update, revise or reaffirm this opinion.

In arriving at this opinion, North Point did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, North Point believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses, would create an incomplete view of the process underlying this opinion.

This opinion is given at the request of the Board of Directors of the Parent as further information for the stockholders of the Parent in considering the Merger, and may not be used for any other purpose, and this opinion may not be disseminated, quoted from or referred to at any time, without our prior written approval ; provided that this letter may be included in its entirety in any proxy statement distributed to the holders of Parent’s stock or the Company Capital Stock in connection with the Merger.

Based upon and subject to the foregoing and based upon such other factors as we consider relevant, it is our opinion that the Per Share Merger Consideration proposed to be paid to the holders of Company Capital Stock and vested Company Options in the Merger pursuant to the Merger Agreement is fair, from a financial point of view, to Parent.

Sincerely,
/s/
NORTH POINT ADVISORS LLC

SERVICES ACQUISITION CORP. INTERNATIONAL
401 East Olas Boulevard, Suite 1140
Fort Lauderdale, Florida 33301

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS OF
SERVICES ACQUISITION CORP. INTERNATIONAL

To the Stockholders of Services Acquisition Corp. International (‘‘SACI’’):

You are cordially invited to attend a special meeting of the stockholders of Services Acquisition Corp. International, or SACI, relating to the proposed merger between Jamba Juice Company and SACI, which will be held at 10:00 a.m., Eastern Time, on November 28, 2006, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, 25th Floor, New York, New York 10017 (the ‘‘Special Meeting’’).

At this important meeting, you will be asked to consider and vote upon the following proposals:

•	the merger proposal — to approve the merger with Jamba Juice Company, a California corporation, pursuant to the Agreement and Plan of Merger, dated as of March 10, 2006 (as amended), by and among SACI, JJC Acquisition Company, SACI’s wholly-owned subsidiary, and Jamba Juice Company, and the transactions contemplated thereby, whereby SACI will acquire all of the outstanding securities of Jamba Juice Company and Jamba Juice Company will become a wholly-owned subsidiary of SACI (‘‘Proposal 1’’);

•	the financing proposal — to approve the issuance of 30,879,999 shares of common stock at $7.50 per share in a private placement financing for the purpose of raising gross proceeds of approximately $231,600,000, and net proceeds of approximately $224,850,000 after the payment of financing fees, substantially all of which will be used as a portion of the consideration required to merge with Jamba Juice Company, as well as for working capital and expansion capital (‘‘Proposal 2’’);

•	the stock option plan proposal — to approve the adoption of the SACI 2006 Employee, Director and Consultant Stock Plan (the ‘‘Plan’’) pursuant to which SACI will reserve up to 5,000,000 shares of common stock for issuance pursuant to the Plan (‘‘Proposal 3’’);

•	the amendment to the certificate of incorporation proposal — to approve an amendment to SACI’s amended and restated certificate of incorporation, or certificate of incorporation, to (i) increase the number of authorized shares of common stock from 70,000,000 shares to 150,000,000 shares, which, when taking into account the number of preferred shares currently authorized, will result in an increase of the total number of authorized shares of capital stock from 71,000,000 to 151,000,000 and (ii) change SACI’s name from ‘‘Services Acquisition Corp. International’’ to ‘‘Jamba, Inc.’’ (‘‘Proposal 4’’); and

•	to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The board of directors of SACI has fixed the close of business on October 24, 2006, as the record date (the ‘‘Record Date’’) for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournment thereof. A list of stockholders entitled to vote as of the Record Date at the Special Meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten calendar days before the Special Meeting at SACI’s offices at 401 East Olas Boulevard, Suite 1140, Fort Lauderdale, Florida 33301, and at the time and place of the meeting during the duration of the meeting.

For purposes of Proposal 1, the affirmative vote of a majority of the shares outstanding as of the Record Date of SACI’s common stock that were issued in SACI’s initial public offering that are present in person or by proxy at the meeting is required to approve the merger proposal, and, less than 20% of the shares of SACI’s common stock issued in SACI’s initial public offering vote against the merger proposal and elect a cash conversion of their shares. For purposes of Proposal 2, the affirmative vote of a majority of the shares of SACI’s common stock issued and outstanding as of the

Record Date that are present in person or by proxy at the meeting is required to approve the financing proposal. For purposes of Proposal 3, the affirmative vote of a majority of the shares of SACI’s common stock issued and outstanding as of the Record Date that are present in person or by proxy at the meeting is required to approve the stock option proposal. For purposes of Proposal 4, the affirmative vote of a majority of the shares of SACI’s common stock issued and outstanding as of the Record Date is required to approve the amendment to SACI’s amended and restated certificate of incorporation. Each of Proposals 1, 2 and 4 are conditioned upon the approval of the other and, in the event one of those proposals does not receive the necessary vote to approve that proposal, then SACI will not complete any of the transactions identified in any of the proposals. If Proposal 3 is not approved but Proposals 1, 2 and 4 are approved, we will still consummate the merger. In the event that none of the transactions are undertaken, it is likely that SACI will have insufficient time and resources to look for another suitable acquisition target and will most likely have to liquidate the trust.

In addition, each SACI stockholder who holds shares of common stock issued in SACI’s initial public offering or purchased following such offering in the open market has the right to vote against the merger proposal and, at the same time, demand that SACI convert such stockholder’s shares into cash equal to a pro rata portion of the proceeds in the trust account, including interest, in which a substantial portion of the net proceeds of SACI’s initial public offering is deposited, which as of September 30, 2006 is equal to $7.61 per share. If the merger is not completed, then your shares will not be converted to cash at this time, even if you so elected. However, if the holders of 3,450,000 or more shares of common stock issued in SACI’s initial public offering, an amount equal to 20% or more of the total number of shares issued in the initial public offering, vote against the merger and demand conversion of their shares into a pro rata portion of the trust account, then SACI will not be able to consummate the merger. SACI’s initial stockholders, including all of its directors and officers and their affiliates, who purchased or received shares of common stock prior to SACI’s initial public offering, presently own an aggregate of approximately 17.8% of the outstanding shares of SACI common stock, and all of these stockholders have agreed to vote the shares acquired prior to the public offering in accordance with the vote of the majority in interest of all other SACI stockholders on the merger proposal.

SACI’s shares of common stock, warrants and units are listed on the American Stock Exchange under the symbols SVI, SVI.WS and SVI.U, respectively. If the merger, the financing and the amendment to the certificate of incorporation proposals are approved, the operations and assets of Jamba Juice Company will become those of SACI, and SACI’s name will be changed to ‘‘Jamba, Inc.’’ upon consummation of the merger.

After careful consideration of the terms and conditions of the proposed merger with Jamba Juice Company, the financing, the adoption of a stock option plan, and the amendment to the certificate of incorporation, the board of directors of SACI has determined that such proposals and the transactions contemplated thereby are fair to and in the best interests of SACI and its stockholders. In connection with the merger proposal, the board of directors of SACI has received an opinion from North Point Advisors, or North Point, dated after the date that the merger agreement was signed, to the effect that as of the date of its opinion, and based on conditions that existed as of that date, upon and subject to the considerations described in its opinion and based upon such other matters as North Point considered relevant, the per share merger consideration to be paid by SACI in the merger pursuant to the merger agreement is fair to SACI from a financial point of view. The board of directors of SACI unanimously recommends that you vote or give instruction to vote (i) ‘‘FOR’’ the proposal to acquire Jamba Juice Company pursuant to the Agreement and Plan of Merger by and among SACI, Merger Sub and Jamba Juice Company; (ii) ‘‘FOR’’ the proposal to approve the private placement financing which will result in the issuance of 30,879,999 shares of common stock at $7.50 per share to raise gross proceeds of approximately $231,600,000, and net proceeds of approximately $224,850,000 after the payment of financing fees, substantially all of which will be used for the payment of the merger consideration of Jamba Juice Company, as well as for working capital and expansion capital; (iii) ‘‘FOR’’ the proposal to adopt the Plan; and (iv) ‘‘FOR’’ the proposal to approve an amendment to the certificate of incorporation to increase the authorized shares of common stock and to change SACI’s corporate name, all as described in Proposals 1, 2, 3 and 4, respectively.

Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the merger, financing, adoption of the Plan and amendment to the certificate of incorporation. Whether or not you plan to attend the special meeting, we urge you to read this material carefully. I look forward to seeing you at the meeting.

Sincerely,

Steven R. Berrard
Chairman of the Board,
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT. WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING OR NOT, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, SINCE IT IS NOT AN AFFIRMATIVE VOTE IN FAVOR OF A RESPECTIVE PROPOSAL, IT (I) WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER PROPOSAL BUT WILL NOT HAVE THE EFFECT OF CONVERTING YOUR SHARES INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE NET PROCEEDS OF SACI’S INITIAL PUBLIC OFFERING ARE HELD, UNLESS AN AFFIRMATIVE ELECTION VOTING AGAINST THE MERGER PROPOSAL IS MADE AND AN AFFIRMATIVE ELECTION TO CONVERT SUCH SHARES OF COMMON STOCK IS MADE ON THE PROXY CARD, (II) WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE FINANCING PROPOSAL, (III) WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE STOCK OPTION PLAN PROPOSAL, AND (IV) WILL BE TREATED AS A VOTE AGAINST THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION PROPOSAL.

SEE THE SECTION TITLED ‘‘RISK FACTORS’’ BEGINNING ON PAGE 20 FOR A DISCUSSION OF VARIOUS FACTORS THAT YOU SHOULD CONSIDER IN CONNECTION WITH THE MERGER WITH JAMBA JUICE COMPANY AND THE PROPOSED FINANCING SINCE, UPON THE MERGER WITH JAMBA JUICE COMPANY, THE OPERATIONS AND ASSETS OF SACI WILL LARGELY BE THOSE OF JAMBA JUICE COMPANY.

This proxy statement incorporates important business and financial information about Services Acquisition Corp. International and Jamba Juice Company that is not included in or delivered with this document. This information is available without charge to security holders upon written or oral request. The request should be sent to: Thomas Aucamp, 401 East Olas Boulevard, Suite 1140, Fort Lauderdale, Florida 33301, (954) 713-1190.

To obtain timely delivery of requested materials, security holders must request the information no later than five days before the date they submit their proxies or attend the special meeting. The latest date to request the information to be received timely is November 20, 2006.

We are soliciting the proxy represented by the enclosed proxy on behalf of the board of directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, our officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We have requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of our stock. We have engaged Morrow & Co., or Morrow, to solicit proxies for this special meeting. We are paying Morrow approximately $7,000 for solicitation services, which amount includes a $5,000 fixed solicitation fee and a per call fee estimated in the aggregate to be equal to $2,000.

This proxy statement is dated November 8, 2006 and is first being mailed to SACI stockholders on or about November 8, 2006.